Exhibit 10.4

LIMITED LIABILITY COMPANY “ZEMENIK” as a Borrower

VTB BANK (PUBLIC JOINT STOCK COMPANY) as an Organizer

VTB BANK (PUBLIC JOINT STOCK COMPANY) as a Credit Agent

VTB BANK (PUBLIC JOINT STOCK COMPANY) as an Initial Creditor

SYNDICATED LOAN AGREEMENT ON THE AMOUNT OF 7,000,000,000 RUBLES DATED MAY 16, 2016

taking into account the amendments made by:

Amendment Agreement No. 1 of December 14, 2016,

Amendment Agreement No. 2 of June 28, 2017 and

Amendment Agreement No. 3 of October 5, 2017

Herbert Smith Freehills CIS LLP

CONTENT

1.	DEFINITIONS	4

2.	SUBJECT OF THE AGREEMENT	20

3.	PURPOSE	21

4.	REQUIREMENTS TO THE BORROWER FOR RECEIPT OF THE CREDIT	21

5.	PROVISION OF THE CREDIT	23

6.	TERMINATION OF THE CREDITOR’S OBLIGATIONS	23

7.	REPAYMENT OF THE CREDIT	24

8.	EARLY REPAYMENT AND WAIVER OF THE CREDIT	24

9.	INTEREST	27

10.	INTEREST PERIOD	29

11.	REMUNERATION OF PARTIES TO FINANCING	31

12.	TAXES	31

13.	ADDITIONAL EXPENSES	33

14.	REIMBURSEMENT OF EXPENSES	34

15.	OBLIGATION OF THE PARTIES TO THE FINANCING TO UNDERTAKE ALL ACTIONS TO AVOID NEGATIVE CONSEQUENCES FOR THE BORROWER	35

16.	REPRESENTATIONS	36

17.	OBLIGATIONS TO PROVIDE INFORMATION	39

18.	OBLIGATION TO COMPLY WITH FINANCIAL INDICATORS	42

19.	GENERAL OBLIGATIONS	46

20.	PERMITTED REORGANIZATION	55

21.	EVENTS OF DEFAULT	55

22.	REPLACEMENT OF THE PARTIES	60

23.	PARTIES TO FINANCING	63

24.	PAYMENT MECHANISM	66

25.	NOTIFICATIONS	68

26.	PARTIAL INVALIDITY	70

THIS AGREEMENT for syndicated credit (hereinafter - the Agreement) has been concluded on 16 May 2016 BETWEEN:

(1) Limited Liability Company “Zemenik”, organized under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under the number (BIN): 1167746153860, with its registered office at Academika Ilyushina st., h. 4, b. 1, office 54, Moscow, Russia, 125319, represented by the General Director Karen Eduardovich Agayan, acting under the Charter (hereinafter - the Borrower);

(2) VTB BANK (PUBLIC JOINT STOCK COMPANY) as the organizer of the Loan (hereinafter - Organizer);

(3) VTB BANK (PUBLIC JOINT STOCK COMPANY) as a creditor (hereinafter - the Initial Creditor); and

(4) VTB BANK (PUBLIC JOINT STOCK COMPANY) as a Credit Agent (hereinafter – Credit Agent).

IT IS AGREED as follows:

1.	Definitions

1.1	Terms

In this Agreement:

Auditors mean:

(a)    in relation to the financial statements of the Group and its members, prepared in accordance with IFRS, Joint-Stock Company “KPMG” or firm “Deloitte CIS Holdings Limited”, or OOO “PricewaterhouseCoopers Consulting” or firm Ernst & Young Global Limited; and

(b)    in relation to the financial statements of members of the Group prepared in accordance with applicable standards Reporting other than IFRS, any company listed in paragraph (a) above, as well as the company “Moore Stephens” Company “Finexpertiza”, CJSC “BDO” , LLC “FBK” and CJSC “2K - Business consultations” or any other accounting firm approved by the majority Lenders.

Affiliate mean Subsidiaries or associated company of that person or a Holding Company of that person or any other subsidiaries or dependent companies of such Holding Company.

Basle II means recommendations contained in the document adopted by the Basel Committee on Banking Supervision in June 2004, the “International Convergence of Capital Measurement and Capital Standards: a Revised Framework”.

Basle III mean:

(a)    recommendations contained in documents published in December 2010, the Basel Committee on Banking Supervision, the “Basel III: Common regulatory approaches to improve the stability of banks and the banking sector”, “Basel III: International approaches to the assessment standards and liquidity risk monitoring “and” Guidance for national supervisory authorities to manage countercyclical capital buffer of protection”, with subsequent amendments and additions;

(b)    recommendations for global systemically important banks, contained in the document published by the Basel Committee on Banking Supervision in November 2011 “Global systemically important banks: assessment methodology and additional requirements for the absorption of losses - the text of the rules”, with subsequent amendments and additions; and

(c)    any other documents or clarifications, the standards published by the Basel Committee on Banking Supervision in connection with the “Basel III”.

Majority of Creditors mean:

(a) or the period up to Drawdown Date - Creditors whose credit limit in the aggregate sum amounts to 75 (seventy-five) percent or more of the total credit limit;

(b) if there is no Outstanding Credit and total credit limit has been reduced to zero - Creditors whose credit limit in the aggregate sum amounts to 75 (seventy-five) percent or more of the total credit limit immediately prior to the date of such reduction;

(c) for any other period of time - Creditors whose participation in Outstanding Credit in conjunction with their unused credit limit, and the amount to be provided, together amounts to 75 (seventy-five) percent or more of the total amount of outstanding loans, together with the collection of untapped credit limit and the amount to be provided by all Creditors.

Revenue means, in relation to any of the Borrowers the Borrower’s revenue determined in accordance with the financial statements prepared in accordance with applicable standards reports submitted in accordance with Article 17.1 (Financial Statements).

Guarantor means each of HeadHunter FSU, Zemenik Trading and Headhunter, and each of the Additional Guarantors.

The State Party of the Treaty on Double Taxation is a state which has Treaty on Double Taxation with the Russian Federation.

Civil Code means Civil Code of the Russian Federation.

Group means for the purposes of this Agreement, Zemenik Trading, as well as Subsidiaries of Zemenik Trading, whose financial statements are consolidated with the financial statements of Zemenik Trading in accordance with IFRS at the relevant time.

Drawdown Date means each date on which the Loan Agent shall transfer the Loan or part thereof referred to in the Drawdown Request to the Borrower’s account.

Final Maturity Date of Tranche A and Tranche B means the date falling through 1824 (one thousand eight twenty four) calendar days from the date of this Agreement.

Final Maturity Date of Tranche B and Tranche G means the date falling through 1825 (one thousand eight twenty five) calendar days from the date of Amendment Agreement #3.

Interest Payment Date means 31 March, 30 June, 30 September and 31 December of each year, and if the corresponding day is not a Business Day, the preceding Business Day specified number.

Cash has the meaning given to that term in the IFRS.

Pledge Agreement means each of the following agreements:

(a) Borrower’s Pledge Agreement;

(b) Headhunter Pledge Agreement;

(c) HeadHunter FSU Pledge Agreement;

(d) Zemenik Trading Pledge Agreement; and

(e) Each Supplementary Pledge Agreement.

Borrower’s Pledge Agreement means a contract of pledge of the share capital of the Borrower under Russian law, concluded between the Creditor and Zemenik Trading to secure obligations of the Borrower under this Agreement.

Headhunter Pledge Agreement means a contract of pledge of the share capital of Headhunter under Russian law, concluded between the Creditors and HeadHunter FSU to secure obligations of the Borrower under this Agreement.

HeadHunter FSU Pledge Agreement means a contract of pledge of the share capital of HeadHunter FSU under Cyprus law, concluded between the Creditors and the Borrower to secure obligations of the Borrower under this Agreement.

Zemenik Trading Pledge Agreement means each share pledge agreement in respect of shares in the capital of Zemenik Trading under Cyprus law, concluded between the Creditors, Highworld and ELQ Investors to secure obligations of the Borrower under this Agreement.

Sale and purchase agreement 1 means share purchase agreement in respect of 100 per cent of shares in the charter capital of HeadHunter FSU, concluded between the Seller as the seller and Trading as purchase dated 24 February 2016.

Sale and purchase agreement 2 means share purchase agreement in respect of 50 per cent minus one share in the charter capital of HeadHunter FSU, concluded between Zemenik Trading as the seller and the Borrower as the purchaser which provides for payment through accounts of the parties to Sale and purchase agreement 2 opened with the Facility Agent, RCB Bank Ltd (Cyprus) or banks affiliated with the facility Agent.

Double Tax Treaty means agreement on avoidance of double taxation concluded between the foreign country and the Russian Federation, which provides for full or partial exemption from payment of the Russian Federation on the income tax on income paid to foreign entities under this Agreement.

Security Agreement means:

(a) Each Pledge Agreement;

(b) Each Independent Guarantee; and

(c) Each Additional Guarantee.

Assignment Agreement means an agreement substantially in the form of Appendix 4 (Form of a contract of assignment of creditors’ rights), or in any other form, by virtue of which the Existing Creditor (as defined in Article 22 (Replacement of the Parties) assigns its rights and (or) transfers obligations under this Agreement to the New Creditor (as defined in Article 22 (Replacement of the Parties)).

Document in connection with the Reorganization has the meaning indicated in the Amendment Agreement No. 2.

Equity Instruments of the Group means shares or interests in the share capital of any member of the Group, as well as options or other instruments securing the right of their owner to acquire or receive shares or stakes in the authorized capital of any member of the Group.

Borrower means the Borrower and each Guarantor.

Highworld USD Loan means loan in the amount of USD 27 031 978, provided under the loan agreement between Zemenik Trading (as borrower) and Highworld (as lender) dated 24 February 2016.

Additional Guarantee has the meaning assigned in Art. 18.5 (Issuance of Additional Guarantees).

Additional Guarantor has the meaning assigned in Art. 18.5 (Issuance of Additional Guarantees).

Additional Pledge Agreement has the meaning assigned in Art. 18.5 (Issuance of Additional Guarantees).

Subsidiary means any legal entity, if another (principal) company or partnership:

(a) holds a majority of the voting rights in that legal person; or

(b) has equity participation and has the right to appoint or remove a majority of the members of the executive body of the legal entity; or

(c) has the right to have a dominant influence on the entity by virtue of the provisions contained in the constituent documents of the legal entity or the management agreement; or

(d) is a member (shareholder) of such legal entity and independently or in agreement with other members controls the majority of votes in the legal entity; or

(e) controls such a legal person,

including any entity, shares or in the share capital of which is subject to encumbrances, and ownership of the encumbered shares or shares registered by virtue of such encumbrances in favor of the secured party or nominee acting in favor of that party.

Dependent Entity means any legal entity in which the first entity owns 20 (twenty) percent or more (but not more than fifty (50) per cent) of the share capital.

Representations mean representations of the Borrower in Article 16 (Representations).

Bankruptcy Law means Federal Law 127-FZ, dated October 26, 2002 “On Insolvency (Bankruptcy)”.

Credit Histories Law means Federal Law 218-FZ of December 30, 2004 “On Credit Histories”.

Regulated Procurement Law means Federal Law 223-FZ dated 18 July 2011 “On procurement of goods, works and services of certain kinds of legal entities”.

Pledgor means the Borrower, HeadHunter FSU, Zemenik Trading, Highworld and ELQ Investors, and each additional pledgor under Additional Pledge Agreement.

Drawdown Request means the Borrower’s drawdown request as per the form in Appendix 3 (Form of Drawdown Request).

Intellectual Property means the trademarks, domain names (including websites of the Borrowers), registered to the members of the Group, database and other intellectual property rights that belong to the Group, referred to in Appendix 8 (Intellectual property), as well as similar material intellectual property owned by Additional guarantors (if such an additional guarantor is not the Borrower on the date of this Agreement).

Extraordinary income and expenses mean any income or expenses, arising as the result of extraordinary circumstances of the Debtor’s activity, and recognized as such upon decision of the Majority of Creditors.

Key Rate means:

(a)	as applied to every Interest period – the key rate, established by the Central bank of the Russian Federation and effective on each day of the Interest period; and

(b)	as applied to any other period – the key rate, established by the Central bank of the Russian Federation and effective as of every day of such period,

established on a daily basis under the data at the web-site of the Central bank of the Russian Federation in Internet at: www.cbr.ru or at the other official web-site of the Central bank of the Russian Federation in case of its change. Therewith if the key rate is cancelled and/or ceases to be used by the Central bank of the Russian Federation to establish pricing conditions for providing financing to credit organizations of the Russian Federation, the Key Rate shall be deemed a similar rate, established by the Central bank of the Russian Federation for pricing of refinancing operations by means of REPO transactions and (or) under pledge of nonmarket assets.

Consolidated net indebtedness has the meaning, stated in Article 18.7 (Definitions).

Consolidated value EBIT means consolidated profit of the Group before deduction of taxes for the Accounting period adjusted taking into account cessation of operations, taking place during the Accounting period:

(a) before deduction of any amounts, referring to financial expenses;

(b) without accounting of any amounts, referring to interests receivable by any Group member;

(c) after deduction of profit or adding losses of any Group member, referring to non-controlling participation interests;

(d) without accounting of positive or negative unrealized exchange rate differences;

(e) without accounting of profit or losses, arising as the result of revaluation of any asset or reduction of carrying value of any asset in case of its alienation by any Group member;

(f) without accounting the excepted profit for pension plan assets;

(j) without accounting the profit and losses bearing non-monetary nature from Remuneration plans on the basis of Equity instruments of the Group;

(g) exclusively for Accounting period, ending on June 30, 2016, December 31, 2016 and June 30, 2017 – without accounting Expenses on Transaction.

Consolidated value EBITDA means Consolidated value EBIT over the Accounting period, adjusted by means of adding the following amounts, on condition that these amounts were not accounted in the course of computation of value EBIT:

(a)	any amounts, referring to depreciation and impairment of fixed assets;

(b)	any amounts, referring to impairment of goodwill;

(c)	any amounts, referring to depreciation and impairment of other intangible assets; and

(d)	for the purposes of establishment of financial rates, stated in par. (a) Article 9.2 (Review of Margin amount), expenses n advertisement, incurred in 2016 in the amount of RUB 200 000 000.

Confidential information means any information (including personal data) in any form (including oral information, and any documents and information recorded or saved as electronic files or on any other media) about any Debtor, Pledger or member of the Group, Financial Documents or the Credit, which becomes known to the Finance Party, or which is received by any person intending to become a Finance party, from:

(a)	any Group member or its adviser; or

(b)	other Finance party or its adviser, if the information was received by such Finance party from any Group member or its adviser, except for information, which:

(i)	is or becomes available to an unlimited circle of persons otherwise, than as the result of violation by the Finance party of the terms of Article 28 (Confidentiality); or

(ii)	was known to the Finance party before the date of disclosure to it or its adviser of such information or under legal bases obtained by the Finance party or its adviser after such date from the source, which, to the knowledge of such Finance party, not related to the Group, and which in any case, to the knowledge of the Finance party, was not received as the result of violation of the violation of the obligation on keeping confidentiality.

Credit means cash within the limits of Aggregated lending limit, provided by the Lenders as the loan to the Borrower under this Agreement in the form of Tranche A, Tranche B, Tranche C and Tranche D.

Lender means:

(a)	any Initial Lender; and/or

(b)	any banks or other credit or other organizations (except for any persons, belonging to the Group of the Borrower), which acquire rights of claim to the Borrower and/or the oblation on providing the Credit in accordance with the provisions of Article 22.2 (Cession of rights and assignment of obligations by the Creditors) and the current legislation.

Lending limit means the amount of money, which:

(a) in respect of the Initial Lender, the Initial lender shall provide to the Borrower as the loan within the limits of Tranche A, Tranche B, Tranche C and Tranche D in accordance with the terms of this Agreement, and marked in the table in Annex 1 (List of Initial lenders and lending limits); and

(b) in respect of any other Lender, the respective Lender shall provide to the Borrower by virtue of assignment to its by the Initial lender of obligations on granting the Credit to the Borrower and which may be changed in accordance with the terms of this Agreement.

Margin means:

(a)	in respect of any Interest period, beginning before date of Amendment Agreement No. 3 – 3,7 (three point seven) percent per annum; or

(b)	in respect of any other Interest period, beginning on the date of Amendment Agreement No. 3 or after it :

(i)	2,0 (two) percent per annum; or

(ii)	in cases, stated in Article 9.2 (Review of Margin amount), 2,5 (two point five) percent per annum.

Intercrediting agreement means the Subordination Agreement, entered into on or about the date of this Agreement between the Borrower, Zemenik Trading, HeadHunter FSU, Headhunter and Lenders about the order for establishment of the turn for satisfaction of the Lenders’ claims.

IFRS means international financial reporting standards, mentioned in the Regulation No.1606/2002, adopted by the European Parliament and the Council of Europe on July 19th, 2002, in the part, applied to the respective financial statements.

Tax means any tax, charge, duty or other accrual or deduction of similar nature (including ay penalties and fines, payable in connection with nonpayment or untimely payment of any of the above), established by the current legislation.

Tax indemnification means release from payment of Tax (application of reduced tax rate or tax indemnification), provided outside the Russian Federation in respect of any Tax, referring to payments under Finance documents.

Tax deduction means deduction from any payment under Finance document of the amount of any tax or charge, including, in particular, value added tax and income tax (profit), collected from the source, as well as any other similar taxes, which may substitute or supplement the existing taxes in accordance with the current legislation, in the amount and in the terms, stipulated by the law.

Tax payment means increase of the payment amount, performed by the Debtor to the Finance party in accordance with the previsions of Article 12.1 (Reimbursement of expenses on Tax deduction), or performance by the Debtor to the Finance party in accordance with the terms of Article 12.2 (Reimbursement of expenses in connection with payment of Taxes).

Independent guarantee means every independent guarantee, issued by Headhunter, HeadHunter FSU and Zemenik Trading in favor of the Lenders.

Default on obligations means:

(a)	Event of default; or

(b)	event or circumstance, stated in Article 21 (Events of default), which, in accordance with the provisions of this Agreement upon (1) expiration of any term established by this Agreement for removal of any violation, (2) sending of any notification, or (3) making of respective decision on Finance documents, will become the Event of default.

Unspent lending limit means the Lending limit of every certain Lender, with deduction of:

(a)	amounts of moneys, already provided to the Borrower by this Lender, and

(b)	Amounts, liable to providing by such Lender.

Outstanding credit means, at each moment of time, money, given to the Borrower as the loan in accordance with this Agreement and not repaid to the Lenders.

Encumbrance means mortgage, pledge, lien, and assignment, right for writing off from accounts with pre-authorization of the payer or similar right of writing off or other encumbrance, created for the purposes of fulfillment of obligations of any person, or any other agreement, entered into for the purpose of security of obligations.

Primary financial statement means:

(a)	financial statement approved by auditors of Zemenik Trading for 2015;

(b)	annual reporting of Headhunter for 2015, prepared in accordance with RAS; and

(c)	managerial reporting of HeadHunter FSU, prepared in accordance with the accounting policy of the Group on managerial accounting, as of December 31st, 2015.

Drawdown period means a Drawdown period for Tranche A, Drawdown period for Tranche B and Drawdown period for Tranche C and Tranche D.

Tranche A Drawdown period means the period from the date of this Agreement (inclusive) up to the date (inclusive), occurring 45 (forty five) days after the date of this Agreement.

Tranche B Drawdown period means the period from the date of this Agreement (inclusive) up to the date (inclusive), occurring 730 (seven hundred) days after the date of this Agreement.

Tranche C and Tranche D Drawdown period means the period from the date of Amendment Agreement No. 3 (inclusive) up to the date (inclusive), occurring 180 (one hundred eighty) days after the date of Amendment Agreement No. 3.

Remuneration plan on the basis of Equity instruments of the Group means the agreement, stipulating obtaining by the employees (or ex-employees) of the Group and/or holders of shares and/or interests of any Group member of:

(a)	remuneration in the form of providing Equity instruments of the Group; or

(b)	remuneration in the form of payment of moneys or providing other assets, on condition, that the amount of this remuneration is established on the basis and/or depends on the value of the Equity instruments o the Group.

Sanctioned person has the meaning, stated for this term in Article 22.2 (Cession of rights and assignment of obligations by the Lenders).

Debt burden value has the meaning, stated for this term in Article 18.2 (Debt burden value).

Interest coverage value has the meaning, stated for this term in Article 18.3 (Interest coverage value).

Value EBITDA means the value of EBITDA of any Group member, to be established as of the last reporting date:

(a) as of the end of financial year or financial semi-year, in accordance with financial reporting of the Group for the respective financial year or financial semi-year (respectively), prepared in accordance with IFRS, provided to the Facility Agent in accordance with par. (a) or (b) Article 17.1 (Financial statements); or

(b) as of the end of the first or third financial quarter, on the basis of the respective managerial reporting of the Group, provided to the Facility Agent in accordance with par. (c) Article 17.1 (Financial statement).

Acceptable lender means the Lender, which is:

(a)	A Russian legal entity, or

(b)	A resident of the State – Party to the Treaty on avoidance of double taxation, on conditions that the status of such Lender upon requirement of the Debtor is confirmed by the copy of document translated into Russian, issued by the competent tax authority of the State – Party to the Treaty on avoidance of double taxation, certifying to the fact that the respective Lender is a tax resident of this State – Party to the Treaty on avoidance of double taxation.

Applied Reporting standards mean financial statements standards, applied to any Debtor.

Seller means Mail.ru Group LTD, a limited liability company, incorporated in accordance with the legislation of the British Virgin Isles, registration number 655058, with the place of location at: 28 Oktovriou, 232, Oceanic Building, office 501, 3035 Limassol, Cyprus.

Proportional share means:

(a)	for the purposes of establishment of the amount of the Lender’s participation in providing the Credit in accordance with any Drawdown request, correlation between the Unspent lending limit of such Lender and the Aggregate Unspent lending limit.

(b)	for any other purposes:

(i)	in absence of Outstanding credit, correlation between the Lending limit of a certain Lender and the Aggregate lending limit, or

(ii)	if there is Outstanding credit, correlation between the Outstanding credit, given to the Borrower by a certain Lender, together with the Amount, liable to providing by this Lender, and the Outstanding credit, given to the Borrower by all Lenders, together with the Amount, liable to providing by al Lenders.

Interest period means, as applied to Outstanding credit, each period, during which the interest shall accrue, established in accordance with provisions of Article 10 (Interest periods), and, in respect of any overdue amount, every period, established in accordance with the terms of Article 9.4 (Fine).

Business day means any day, on which the banks are opened to perform ordinary banking operations in Moscow and Nicosia; except for par. 4.2(b) Article 4.2 (Submission of Drawdown requests) and par. 8.3(a) Article 8.3 (Voluntary early repayment of Outstanding credit), in respect of which the Business day will be deemed any day, on which the banks are opened to perform ordinary banking operations in Moscow.

Permitted reorganization means transfer of business, including contracts, assets and customers, fully or partially, from Headhunter to the Borrower, as well as transfer or transmission of shares ownership in Headhunter from Headhunter FSU to the Borrower in any legal form, not conflicting with the current legislation, on condition:

(a)	there is no risk of cessation or contesting of Security agreements as the result of such actions;

(b)	transfer of the right of ownership for such shares and interests, respectively, shall take place, taking into account the existing pledge in favor of the Lenders;

(c)	prior agreement with the Facility Agent of all agreements and other documents, necessary for transfer of ownership of shares in Headhunter from Headhunter FSU to the Borrower;

(d)	that the composition of the members of the Borrower will not change; and

(e)	providing during 5 (five) Business days after receipt of a reasonable request from the Facility Agent of any documents and data in respect of such actions.

Permitted financial indebtedness means the Financial indebtedness:

(a)	arising in accordance with the conditions of Financial documents or permitted by the Financial documents;

(b)	of the Group member, which exists at the date of this Agreement, stated in Annex 7 (Existing financial indebtedness);

(c)	of the Group members, the order for satisfaction of claims under which, as well as the turn for satisfaction of the claims under which shall be regulated by the Intercreditor agreements;

(d)	of Zemenik Trading to its shareholders, the order for satisfaction of claims under which, as well as the turn for satisfaction of the claims under which shall be regulated by the Intercreditor agreements;

(e)	of Zemenik Trading under loans from Highworld and ELQ Investors, granted on April 27th, 2016 in the amount, accumulatively not exceeding RUB 4 000 000 000 (for billion), for the purposes of performing payment by Zemenik Trading in favor of the Seller of a part of the purchase price for 100 (one hundred) percent of shares in the authorized capital of Headhunter FSU under Purchase and sale agreement 1;

(f)	of the Borrower to any Guarantor;

(j) of any Guarantor to other Guarantor of the Borrower; and

(h) of the Group members to any third parties under credits and loans in the accumulated amount, not exceeding 10 (ten) percent of Consolidated value of EBITDA.

Permitted payments mean:

(a)	any payments, performed by the Group member in favor of the Borrower or Guarantor;

(b)	any payments, performed by any Debtor to another Debtor;

(c)	payment of profit for allocation by any member of the Group in favor of shareholders of Zemenik Trading (including in the form of Permitted repurchase) on condition of observation of the requirements of Article 19.12 (Payment of dividends and repurchase of shares/interests of participation);

(d)	payment in favor of other member of the Group or shareholders of Zemenik Trading of moneys, received by any Group member from sales of share/interests in another Group member, other than the Debtor, on condition, that after such payment the value of Debt burden shall not change (taking into account provisions of par. (e) Article 19.3 (Alienation of assets));

(e)	payment of moneys by the Group member in favor of other Group member in the amount, not exceeding RUB 300 000 000, during three months after the Drawdown date under Tranche A, and subsequent payment of moneys by Zemenik Trading in favor of shareholders of Zemenik Trading;

(f)	execution of payments by Zemenik Trading in favor of the Seller under Purchase and sale agreement 1 for the amount, not exceeding RUB 5 000 000 000 (five billion), during three months after the date of this Agreement; and

(j) performance during 5 (five) Business days after the Drawdown date under Tranche A of payments by Zemenik Trading:

(i)	in favor of Highworld, directed at repayment of the Dollar loan from Highworld;

(ii)	in favor of Highworld, directed at repayment of the loan, grated by Highworld on April 27th, 2016, moneys under which were directed by Zemenik Trading (or from and on behalf of Zemenik Trading) to perform payment in favor of the Seller of a part of the purchase price for 100 (one hundred) percent of shares in the authorized capital of Headhunter FSU under Purchase and sale agreement 1; and

(iii)	in favor of ELQ Investors, directed at repayment of the loan, grated by ELQ Investors on April 27th, 2016, moneys under which were directed by Zemenik Trading (or from and on behalf of Zemenik Trading) to perform payment in favor of the Seller of a part of the purchase price for 100 (one hundred) percent of shares in the authorized capital of Headhunter FSU under Purchase and sale agreement 1.

(h)	performance during 5 (five) Business days after the Drawdown date under Tranche B:

(i)	by the Borrower of the payment (not exceeding the amount of Tranche B) in favor of Zemenik Trading in accordance with Purchase and sale agreement 2; and

(ii)	payment by Zemenik Trading of the amount, received from the Borrower in accordance with Purchase and sale agreement 2, in favor of ELQ Investors and Highworld, directed at repayment of loans, granted by ELQ Investors and Highworld in favor of Zemenik Trading before the date of this Agreement; and

(i)	performance of payments being compulsory by virtue of the current legislation in favor of shareholders, which are not the Group members or members of legal entities, being the Group members, in case of withdrawal of such shareholder or member from such legal entity, therewith, as the result of any payments, stated in par. (a) through (i) of this definition, no negative net assets shall arise with the person, such payments.

Permitted Redemption means the redemption of own shares or interests in the authorized capital by the Group member, provided that:

(a)	if such shares or interests are the subject of the Pledge Agreement, and such shares or interests will continue to be the subject of such pledge, regardless of the corresponding redemption;

(b)	compliance of such Group member with all applicable legal requirements for such redemption, including requirements for the size of the authorized capital of such Group member; and

(c)	shares or interests will be repaid within the period established by the applicable law.

Permitted Loan means loans:

(a)	loans provided by the Group members before the date of this Agreement listed in the Annex 11 (List of existing loans _bookmark183);

(b)	provided by any Debtor to another Debtor;

(c)	provided by any Group member to the Debtor under loan agreements, the procedure of satisfaction of claims on which, as well as the order of satisfaction of claims on which are governed by the Inter-Loan Agreement;

(d)	provided by any Group member, who is not the Debtor, to another Group member, who is not the Debtor;

(e)	provided in aggregate by any Group member to third parties, and total principal amount of which does not exceed at any time five (5) percent of the Consolidated EBITDA; and

(f)	which were provided by the shareholders of Zemenik Trading on April 27, 2016 in the aggregate not exceeding four billion (4,000,000,000) roubles, the cash funds on which were sent by Zemenik Trading (or on behalf of Zemenik Trading) for payment in favor of the Seller the part of the purchase price for one hundred (100) percent of shares in the authorized capital of Headhunter FSU under the Sales and Purchase Agreement 1.

Transaction Expenses means the amount of expenses for legal consultants and due diligence incurred in connection with the transaction under the Sales and Purchase Agreement 1 in the amount of 45,605,039 rubles (of which 36,281,344 rubles in the first half of 2016 and 9,323,695 rubles in the second half of 2016).

Estimated Date means the end date of the Calculation Period.

Calculation Period means, for the purposes of the financial indicators established in Clause 18 (Obligations on compliance with financial indicators), any period of time in duration of twelve (12) months ending at the last day of the financial half-year of the Group or in the last day of the financial year of the Group.

The Resolution has the meaning given to this term in Clause 23.1 (Resolutions of majority of Creditors).

RAR means Russian accounting rules in accordance with Russian law.

Ruble, , RUB or rub. means currency of the Russian Federation.

Web-sites of Debtors means web-sites owned by Debtors and listed in Annex 8 ((Intellectual Property Objects).

Default event means any event or circumstance specified in Article21 (Default events).

Total Credit Limit means the total amount of the Credit Limits of all Creditors, which at the date of the Amendment Agreement No. 3 is seven billion (7,000,000,000) rubles.

Total Unused Credit Limit means the aggregate of the Unused Credit Limits for all Creditors.

The Amendment Agreement No. 2 means the agreement on making of amendments No. 2 to this Agreement dated June 28, 2017.

Amendment Agreement No. 3 means an agreement on making amendments No. 3 to this Agreement dated 5 October 2017.

Agreement on issuance of the Additional Guaranty has meaning specified in Clause 18.5 (Provision of additional guarantees).

Agreement on the issuance of the Independent Guarantee means each agreement for the issuance of an independent guarantee concluded between the Borrower, Creditors, and relevant Guarantor with respect to the provision of the Independent Guarantee.

Party means the party to this Agreement.

Financing Party means each Creditor, Credit Agent, and Organizer.

Amount to be granted means the amount of money that must be provided by any Creditor or Creditors on the Utilization Date specified in the Application for Utilization submitted by the Borrower.

Substantial Adverse Impact means a significant adverse effect that, in the opinion of the Majority of Creditors, can be rendered on:

(a)	financial state of the Group as a whole;

(b)	the ability of Debtors to fulfill their obligations under any Financial Document;

(c)	the validity or order of security that is provided or should be provided under any Financial Document or the possibility of foreclosure on it; or

(d)	the validity of the Financial Documents or the possibility of exercising the rights of the Financing Parties provided by each relevant Financial Document.

Essential Group Member means any Debtor or any Group member, EBITDA, assets and revenues of which determined on the basis of the consolidated financial statements of the Group as of the last reporting date prepared in accordance with IFRS and provided to the Credit in accordance with paragraph (a) or (b) of Clause 17.1 (Financial Statement) exceed two point five (2,5) percentage of the similar Group’s consolidated indicators determined on the basis of the same financial statements.

Existing Commercial Contracts means the following contracts between Headhunter as a lessee and OOO “Kalibr” as the lessor for the lease of the Headhunter office in Moscow:

(a)	lease agreement No. 3670 dated March 1, 2013;

(b)	lease agreement No. 4480 dated September 16, 2015; and

(c)	lease agreement No. 4735 dated May 4, 2016.

Group Structure Scheme means the Group structure scheme annexed as Annex 9 (9 (Group Structure Scheme)) or (if the Borrower after the date of this Agreement provided the Credit Agent with a new Group structure scheme) the Group structure that was provided by the Borrower to the Credit Agent at the latest date.

Credit Agent’s account means the account details of which the Credit Agent informs the Financing Parties.

Technical Failure means:

(a)	a significant malfunction in those payment systems or communication systems or in those financial markets whose operation in each case is necessary for making payments (or other transactions subject to execution) in accordance with transactions stipulated by the Financial Documents that occurred for reasons beyond the control of either Party; or

(b)	the occurrence of any other event that entails a failure (of a technical or systemic nature) in the cash or settlement transactions of any Party that does not allow this or any other Party:

(i)	perform its payment obligations on Financial Documents; or

(ii)	communicate with other Parties on the Finance Documents,

and which was not caused by a Party whose operations were disrupted and occurred for reasons beyond the control of that Party.

Trademarks of Debtors means trademarks registered by Debtors and Additional Guarantors and specified in Annex8 (_bookmark180 Intellectual Property Objects).

Tranche means Tranche A, Tranche B, Tranche B or Tranche D.

Tranche A means the part of the Credit granted to the Borrower under the terms of this Agreement, in the amount of four billion (4,000,000,000) rubles.

Tranche B means the part of the Credit granted to the Borrower under the terms of this Agreement, in the amount of one billion (1,000,000,000) rubles.

Tranche B means the part of the Credit granted to the Borrower under the terms of this Agreement, in the amount of one billion (1,000,000,000) rubles.

Tranche D means the part of the Credit granted to the Borrower under the terms of this Agreement, in the amount of one billion (1,000,000,000) rubles.

Financial Indebtedness means any indebtedness resulting from:

(a)	receiving money in the form of a loan or a credit;

(b)	obtaining the commodity loan or commercial loan for a period of more than thirty (30) days, or issuing an unsecured letter of credit if such indebtiness is classified as a “financial indebtiness” in accordance with IFRS;

(c)	issue of bonds, bills of exchange and any other debt

(d)	instruments; conclusion of a financial leasing contract;

(e)	transactions with derivative financial instruments in order to protect or benefit from fluctuations in any rates, interest rates or prices, and the amount of the transaction with such derivative financial instruments will be calculated based on market indicators at each point in time;

(f)	making repo transactions or any other transaction that is called borrowing in accordance with IFRS;

(g)	assuming the obligations to recover damages or expenses incurred by persons not belonging to the Group;

(h)	the conclusion of the Reward Plans based on the Group’s Equity Instruments; or

(i)	performance of transactions providing the assumption of the obligation:

(A) under guarantee for the performance of any obligations by persons outside the Group; or (B) on reimbursement to the guarantor, surety under the guarantee, sums of payment under the guarantee, surety; or (C) on liability in relation to right to rise a claim for exoneration of any buyer of a traded or discounted receivable, or otherwise, having the economic nature of borrowings in accordance with IFRS. In each case without double counting.

Financial Document means:

(a)	this Agreement;

(b)	each Agreement on security;

(c)	each Agreement on the Issuance of an Independent

(d)	Guarantee; each Agreement for the issue of an Additional

(e)	Guarantee; Intercreditor Agreement;

(f)	each Creditor Right Assignment Agreement; each

(g)	Application for Utilization;

(h)	any other document that the Credit Agent and the Borrower agreed in writing to consider as the Finance Document; or

(i)	each Document in connection with the Reorganization.

Holding Company means, in relation to a legal entity, any other legal entity for which the first legal entity is a Subsidiary.

Headhunter means a limited liability company “Headhunter”, established in accordance with the legislation of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under the number (OGRN): 1067761906805, with the place of business located at: ul. Godovikov 9, building 10, Moscow, Russian Federation.

Cash equivalent has the meaning given for this term in IFRS.

ELQ Investors means ELQ Investors II Ltd, a limited liability company established under the laws of England and Wales, registration number 06375035, registered at: Peterborough Court, 133 Fleet Street, London EC4A 2BB, United Kingdom.

ELQ Investors VIII means ELQ Investors VIII Ltd, a limited liability company established under the laws of England and Wales, registration number 9182214, registered at: Peterborough Court, 133 Fleet Street, London EC4A 2BB, United Kingdom.

HeadHunter FSU means HeadHunter FSU Limited, a limited liability company established in accordance with the legislation of the Republic of Cyprus, the registration number HE 178226, registered at: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus.

Highworld means Highworld Investments Limited a limited liability company incorporated under the laws of the British Virgin Islands, registration number 1802016, registered at: Trident Chambers, PO Box 146, Road Town, Tortola, BVI.

Zemenik Trading means Zemenik Trading Limited, a limited liability company incorporated under the laws of the Republic of Cyprus, the registration number HE 332806, registered at: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus.

1.2	Interpretation

(a)	In this Agreement, unless otherwise follows from the context:

(i)	a reference to the Credit Agent, the Organizer, the Finance Party, the Lender, the Obligor or the Party also implies a reference to their successors by virtue of the law or this Agreement;

(ii)	a document in an agreed form means a document agreed in writing by the Credit Agent and the Borrower;

(iii)	assets include existing or future property, income and rights of any kind;

(iv)	the reference to a Financial Instrument or other agreement, document or financial instrument implies such a Financial Document or other agreement, document or financial instrument with all amendments and additions introduced to it at any time;

(v)	a person includes any individual, legal entity, government body, government or state;

(vi)	the legislation means any law, ordinance, decree, order, decision, provision, rule, official direction, requirement or recommendation of any legislative or executive state (municipal, interstate or international) body, ministry, department, service, agency or committee, or a self-regulatory organization or any judicial authority;

(vii)	a reference to the provision of legislation means a reference to such a provision with all amendments and additions made to it at any point in time;

(viii)	it is understood that the words “include” and “including” are accompanied by the words “including but not limited to”;

(ix)	Article, paragraph or Annex means a reference to an article or paragraph of this Agreement or Annex to it; and

(x)	the indication of the time of day means Moscow time, unless otherwise specifically indicated in the Agreement.

(b)	Unless otherwise follows from the context, a reference to a month means a period beginning on one of the days of the calendar month and ending on the same day of the next calendar month, except that:

(i)	if the relevant day is not a Business Day, such period ends on the next Business Day (if any) of that month or (if it is not) on the previous Business Day; and

(ii)	if there is no corresponding day in such month, then such period ends on the last Business Day of this month.

(c)	For the purposes of this Agreement, a control means:

(i)	the right (existing due to direct or indirect participation in the authorized capital of a legal entity, on the basis of a written agreement by virtue of legislation or otherwise), which allows:

(A)	to vote or control the voting of at least 50 percent of the maximum number of votes eligible to vote at a general meeting of a legal entity; or

(B)	to appoint or dismiss a person performing the functions of the sole executive body of any legal entity or all or most of the members of any of the collegial management bodies of the legal entity; or

(C)	to give binding instructions for the areas of activity or financial policy of a legal entity; and (or)

(ii)	direct or indirect ownership of at least 50 percent of ordinary shares or stakes in the authorized capital of a legal entity;

and controlled and to control have an appropriate meaning.

(d)	Unless otherwise provided by this Agreement, interest and remuneration amounts payable by the Debtor under any Financial Document shall be accrued according to the provisions of the relevant Financial Document and shall be calculated on the basis of the actual number of days elapsed and the year lasting three hundred sixty-five/three hundred sixty-six (365/366) days.

(e)	The headings in this Agreement do not affect its interpretation.

2.	SUBJECT OF THE AGREEMENT

2.1	Credit relations

(a)	Subject to compliance by the Borrower with the provisions of this Agreement, each Creditor shall provide the Borrower with a Credit in the amount of its Credit Limit and, during the term of this Agreement, duly perform the obligations provided in this Agreement, and the Borrower shall, during the term of the Agreement, duly perform the obligations provided by the Agreement, including the obligation to return the amount of Outstanding Credit to each Creditor received from it, pay interest on it, and pay other amounts stipulated by the Agreement to the Financing Parties.

(b)	The Lender’s obligation to grant the Credit to the Borrower within its Credit Limit arises after the Borrower has fully complied with the requirements of Article 4 ((Requirements to the Borrower for obtaining a Loan).

(c)	Each Creditor shall have an individual right of claim to the Borrower for the return of the Outstanding Credit, interest and other payments provided for by the terms of this Agreement. Except as provided in the Agreement, each Financing Party shall have the right to independently require the enforcement of its rights under the Finance Documents.

(d)	Neither Financing Party shall be liable for the obligations of the other Financing Party on th+*e Financial Documents. In the event of failure of any Creditor to provide Tranche B of the grounds provided for in Article 6 ( (Termination of the Creditor’s obligation), as well as in case of violation by any Creditor of its obligation to provide the Tranche B within its Credit limit, the amount of Tranche B shall be reduced by the amount of the Credit Limit lending of such Creditor.

2.2	Agent relationships

(a)	Prior to the acquisition by any Creditor, other than the Original Creditor, the rights (claims) to the Borrower and (or) loan commitments, in accordance with the provisions of Article 22.2 ( (Assignment of rights and transfer of liabilities by Creditors) all provisions governing the relations of the Credit Agent and the Borrower will be treated as provisions governing the relationship of the Original Creditor and the Borrower.

(b)	This Agreement defines the conditions and procedure for the appointment of the Credit Agent and the performance of legal and other actions by it on behalf of and for the account of the Creditors. The authority of the person performing functions of the Credit Agent shall be determined in accordance with Article 23.2 (Credit Agent assignment bookmark137). The provisions governing the relationship of the Credit Agent and the Creditors will take effect from the date of purchase by any Creditor, other than the Original Creditor, the rights (claims) to the Borrower and (or) obligations to grant the Credit, in accordance with the provisions of Article 22.2 ( (Assignment of rights and transfer of liabilities by the Creditors).

2.3	Legal character of the Agreement

Subject to the provisions of the Article 2.2 ( (Agent relations), this Agreement is an agreement of mixed type, containing elements of the Credit agreement, agency agreement, and inter-creditor agreement. Accordingly, this Agreement also regulates the relations between the Creditor, between the Credit Agent and the Creditors, between the Creditor and the Borrower.

2.4	Rationality of the Parties

In accordance with paragraph 5 of Article 10 of the Civil Code, the conscientiousness of the Parties and the reasonableness of their actions in the exercise of rights under this Agreement and fulfillment of the obligations under this Agreement are assumed.

3.	PURPOSE

(a)	The Borrower shall use Tranche A solely to make the partial payment under the Sale Agreement 2.

(b)	The Borrower shall use Tranche B solely to make the full payment under the Sale Agreement 2.

(c)	The Borrower shall use the Tranche B and Tranche D exclusively to grant the loan to Zemenik Trading with subsequent distribution of this amount to shareholders of Zemenik Trading.

4.	REQUIREMENTS TO THE BORROWER FOR RECEIPT OF THE CREDIT

4.1	Initial requirements

(a)	For the utilization of the Tranche A, the Borrower shall:

(i)	to transfer to the Credit Agent the documents and information listed in Part 1 of the Annex 2 (Requirements for the Borrower to get the Credit), in form and with content suitable for the Credit agent, perform actions and fulfill the requirements listed in Part 1 of the Annex 2 (Requirements to the Borrower to get the Credit) in a form satisfactory for the Credit Agent; and

(ii)	to send a duly executed Application for the utilization to the Credit Agent.

(b)	For the utilization of the Tranche B, the Borrower shall:

(i)	to transfer to the Credit Agent the documents and information listed in the Part 3 of the Annex 2 (Requirements to the Borrower to get the Credit) in form and with content suitable for the Credit agent, perform actions and fulfill the requirements listed in Part 1 of the Annex 2 (Requirements to the Borrower to get the Credit) in a form satisfactory for the Credit Agent; (hereinafter — Initial requirements on the Tranche B); and

(ii)	to send a duly executed Application for the utilization to the Credit Agent.

The Application for the utilization of the Tranche B can be sent by the Borrower upon receipt of notification from the Credit Agent by the Borrower and Creditors that the Borrower duly performed the Initial requirements for the Tranche B.

(c)	For the utilization of the Tranche B, the Borrower shall:

(i)	to transfer to the Credit Agent the documents and information listed in the Part 4 of the Annex 2 (Requirements to the Borrower to get the Credit) in form and with content suitable for the Credit agent, perform actions and fulfill the requirements listed in Part 1 of the Annex 2 (Requirements to the Borrower to get the Credit) in a form satisfactory for the Credit Agent; (hereinafter — Initial Requirements on the Tranche B); and

(ii)	to send a duly executed Application for the utilization to the Credit Agent.

The Application for utilization of the Tranche B can be sent by the Borrower upon receipt of notification from the Credit Agent by the Borrower and Creditors that the Borrower duly performed the Initial requirements for the Tranche B.

(d)	For the utilization of the Tranche D, the Borrower shall:

(i)	to transfer to the Credit Agent the documents and information listed in the Part 5 of the Annex 2 (Requirements to the Borrower to get the Credit) in form and with content suitable for the Credit agent, perform actions and fulfill the requirements listed in Part 1 of the Annex 2 (Requirements for the Borrower to get the Credit) in a form satisfactory for the Credit Agent; (hereinafter — Initial Requirements for the Tranche D); and

(ii)	to send a duly executed Application for the utilization to the Credit Agent.

The Application for utilization of the Tranche D can be sent by the Borrower upon receipt of notification from the Credit Agent by the Borrower and Creditors that the Borrower duly performed the Initial requirements for the Tranche D.

4.2	Submission of Applications for the utilization

(a)	The Borrower may submit to the Credit agent only :

(i)	one duly issued Application for utilization for the full amount of the Tranche A;

(ii)	oneduly issued Application for utilization for the full amount of the Tranche B;

(iii)	one duly issued Application for utilization for the full amount of the Tranche B; and

(iv)	one duly issued Application for utilization for the full amount of the Tranche D.

Credit Amount specified by the Borrower in the corresponding Application for the Utilisation can not exceed the amount of the total Unused Credit Limit.

(b)	Unless otherwise agreed with the Credit Agent, the Borrower shall submit each Application for the Utilization to the Credit Agent no later than 12.00am two (2) Business days prior to the expected Utilization Date.

(c)	Each Application for the utilization must be signed by the authorized person of the Borrower. Each Application for the utilization should indicate the requested Credit amount and the Utilization Date, which is the Business Day within the respective Credit Utilization Period.

(d)	The Borrower shall not have the right to withdraw the Application for the utilization that was received by the Credit Agent.

5.	PROVISION OF THE CREDIT

(a)	Upon receipt of any Application for the utilization the Credit Agent must immediately send a copy to each Creditor the copy of the Application for the utilization and inform each Creditor of the amount corresponding to its Proportionate share in the requested Credit.

(b)	In the absence of the circumstances specified in Article 6 (Termination of the Creditor’s obligations) each Creditor must transfer to the Credit agent the amount corresponding to its Proportionate share in the Credit requested by the Borrower, not later than 12:00am of the Utilization Date specified in the corresponding Application.

(c)	Not later than 3:00am of the corresponding Utilization Date, the Credit agent must transfer to the Borrower’s account specified in the Application for the utilization, Credit amount specified in this Application for the Utilization, but no more than the amount of the Credit received from the Creditors.

6.	TERMINATION OF THE CREDITOR’S OBLIGATIONS

(a)	The obligation of each Creditor to provide the Credit to the Borrower shall be terminated in whole or in part, depending on the circumstances:

(i)	in case of granting of the Credit in the size of the Credit Limit of the corresponding Creditor;

(ii)	at the end of the Utilization Period of the Tranche A, Utilization Period of the Tranche B or Utilization Period of the Tranche B and Utilization Period of the Tranche D; and

(iii)	in other cases stipulated by law.

(b)	Each Creditor shall have the right to refuse to perform the obligation to provide the Credit to the Borrower:

(i)	in the circumstances, which obviously suggests that the Credit will not be returned by the Borrower within the specified term of the Agreement; or

(ii)	upon the onset of event of Default in accordance with Article 21.18 (Early demand) and sending by the Credit Agent the relevant notification to the Borrower; or

(iii)	in the circumstances specified in Article 8.1 (Illegality) and Article 8.2 (Change of control).

In the event of failure of any Creditor to grant the Credit on the basis of this Article, the Parties agree that the Credit does not accept any liability to the Borrower or to any Financing Party for refusal to provide the Credit.

7.	REPAYMENT OF THE CREDIT

The Borrower shall return the Outstanding Credit by transfer to the Credit Agent’s account through quarterly payments in size and according to the procedure prescribed in 6 ( (Credit repayment schedule).

8.	EARLY REPAYMENT AND WAIVER OF THE CREDIT

8.1	Illegality

If, in accordance with any applicable law, the provision of the credit to the Borrower and (or) participation in it becomes unlawful for any Creditor, then:

(a)	such the Creditor must notify the Credit Agent and the Borrower, as soon as it becomes aware of it;

(b)	any unfulfilled obligation of that Creditor to grant the Credit shall be terminated at the date of notification specified in paragraph (a) above; and (or)

(c)	The Borrower shall repay the amount corresponding to the Proportionate share of such Creditor in the Credit on the last day of the Interest Period, in which the Creditor was aware of the illegality of the participation in the Credit or (if this term comes earlier) at the date specified by the Creditor in the notice sent to the Credit Agent and the Borrower, which can not be earlier than the date established by law.

8.2	Change of control

(a)	In the event of the change of control:

(i)	The Borrower shall notify the Credit Agent immediately after it becomes aware of it; and

(ii)	if so requested by the Majority of Creditors, the Credit Agent shall send to the Borrower a notice and demand immediate repayment of the full amount of the Outstanding Credit with all accrued interests and other amounts payable by the Borrower, and the Borrower shall repay the amount of the Outstanding Credit in full in accordance with the requirements specified in the notice of the Credit Agent.

(b)	For the purposes of item (a) above and iterm 8.4 (Comission for the earlier repayment of the Outstanding Credit), “Change of Control” means (except for the changes approved in accordance with the Financial documents, including as a result of a Permitted Payment or Permitted Reorganization):

(i)	that Beneficiaries have lost the right they had by virtue of their joint direct or indirect participation in the share capital of any Group member on the basis of a written agreement by virtue of law or otherwise:

(A)	to exercise the right to vote (or to control the exercising of the right to vote) based on the share in the authorized capital of any Group member specified in the Group structure scheme; or

(B)	to appoint or dismiss the person performing functions of the sole executive body of any Group member or majority of members of any of the governance body of any Group member; or

(C)	to give binding instructions in respect of the activities or financial policy of any Group member; or

(ii)	that the Beneficiaries no longer together, directly or indirectly own shares in the share capital of any Group member that is specified in the Group Structure Scheme.

For the purposes of this item (b) “The Beneficiary” means:

(i)	Elbrus Capital Fund II, L.P. (registration number 63023, registered address: 190 Elgin Avenue, KY1- 9005 George Town, Grand Cayman, Cayman Islands) and

(ii)	Elbrus Capital Fund II B, L.P. (registration number 68103, registered address: 190 Elgin Avenue, KY1- 9005 George Town, Grand Cayman, Cayman Islands) and

(iii)	Goldman Sachs Group, Inc. (registration number 2923466, registered address: 1209 Orange Street, Wilmington, Delaware 19801, United States of America.

8.3	Voluntary early repayment of the Outstanding Credit

(a)	The Borrower shall be entitled, subject to the sending to the Credit Agent the prior notice not less than ten (10) Business days (unless a shorter period has been agreed with the Majority of Creditors) to make the early repayment of all the Outstanding Credit or any part thereof. The amount of the Outstanding Credit, returned early shall be at least fifty million (50,000,000) rubles.

(b)	The earlier partial repayment of the Outstanding credit proportionally reduces the size of the Borrower’s obligation to repay the Outstanding Credit before each Creditor.

(c)	This earlier payment will be used for repayment of the Outstanding Credit, payment deadlines on which onset according to calendar order.

(d)	Within thirty (30) days after the demand of the Credit Agent to the Borrower in accordance with Article 13.1 13.1 (Additional Costs), the Borrower shall be entitled, subject to the sending to the Credit Agent the prior notice not less than five (5) Business days (unless a shorter period was not It agreed with the Majority of Creditors) to make the early repayment of the full amount of the Outstanding Credit. In this case, the fee for early repayment of the Outstanding Credit in accordance with Article 8.4 (The Commission for early repayment of the Outstanding Credit) shall not be charged.

(e)	The Borrower can use the right of early repayment of the Outstanding Credit or part thereof only after the expiration of the Utilization Period of the Tranche A.

8.4	Commission for early repayment of the Outstanding Credit

(a)	In the event of early repayment of the Outstanding Credit or part thereof, the Borrower shall pay to the Credit Agent for the subsequent distribution among the Creditors in proportion to their Proportionate share the commission for early repayment of the Outstanding Credit (hereinafter “the Commission for Early Repayment”), the size of which shall be determined in accordance with items (b) and (c) below.

(b)	If at the time of the corresponding repayment of the Outstanding Credit (or part thereof), the Liquidity Event did not onset, the size of the Commission for Early Repayment is:

(i)	two point five (2.5) percent of the amount of early repayment of the Outstanding Credit; and in the case of early repayment during a period beginning on the date of the Amendment Agreement No.3 and ending on the date falling 18 months from the date of the Amendment Agreement No.3 (including such date);

(ii)	two (2.0) percent of the amount of early repayment of the Outstanding Credit; in the case of early repayment during a period beginning on the date falling 18 months from the date of the Amendment Agreement No.3 (excluding such date) and ending on the date onset in 24 months from the date of the Amendment Agreement No.3 (including such date);

(iii)	one point five (1.5) percent of the amount of early repayment of the Outstanding Credit; in the case of early repayment during a period beginning on the date falling 24 months from the date of the Amendment Agreement No.3 (excluding such date), and ending on the date falling 36 months from the date of the Amendments Agreement No.3 (including such date); and

(iv)	one (1.0) percent of the amount of early repayment of the Outstanding Credit; in the case of early repayment during a period beginning on the date falling 36 months from the date of the Amendment Agreement No.3 (excluding such date) and ending on the date onset after 48 months from the date of the Amendment Agreement No.3 (including such date).

(c)	In case of onset of the Liquidity event during the period beginning on the date of the Amendment Agreement No.3 and ending on the date falling 18 months from the date of the Amendment Agreement No.3 (including such date), the Commission for early repayment shall make up one point five (1.5) percent of the amount of early repayment of the Outstanding Credit.

(d)	In the case of early return of the Outstanding Credit (or part thereof):

(i)	in case of the onset of the Liquidity event - at the end of eighteen (18) months; or

(ii)	in other cases - at the end of forty-eight (48) months

from the date of the Amendment Agreement No.3 (excluding such date), the Commission for early repayment shall not be charged.

(e)	For the purposes of this clause 8.4 (the Commission for early repayment of the Outstanding Credit bookmark49), “the Liquidity event” means:

(i)	initial public offering of the shares of the Group’s company with their inclusion into the quotation list of auction organizer; or

(ii)	Change of Control,

provided that the Borrower (or its affiliate) will provide to the Credit Agent (or its affiliated person) the right to provide the following services (in this case detailed conditions of these services may be agreed between the Borrower and the Credit Agent):

(A)	the services of the global coordinator and organizer (bookrunner) in relation to the Liquidity event referred to in item (i) above; and

(B)	consulting or provision of other services for the purposes of the Liquidity Event referred to in paragraph (ii) above.

8.5	Other provisions

(a)	The Borrower shall have the right to withdraw its notices of early repayment of the Outstanding Credit or part thereof. Such notice shall contain a reference to the relevant repayment date and the size of the early repaid amount of the Outstanding Credit.

(b)	If the Credit Agent receives any notification under this Article 8 (Early repayment and cancellation of the Credit), it shall, within the same Business Day, send a copy of the notification to the Party, to which this notice is addressed. The Credit Agent shall, within not more than one Business day from the date of receipt of the corresponding notification to notify all the Creditors of any such notification received.

(c)	At any early repayment of the Outstanding Credit, the Borrower shall return the Outstanding Credit together with the full amount of interest and other amounts due from the Borrower.

(d)	The Borrower shall not have the right to perform the early repayment of the Outstanding Credit or any part of it or refuse to receive the Credit or part of it on conditions not expressly provided in this Agreement.

(e)	The Borrower shall not be entitled to submit the Application for the utilisation in relation to the amount of the Credit, from the reception of which the Borrower refused, as well as in respect of the amount of the Outstanding Credit early repaid by the Borrower.

9.	INTEREST

9.1	Interest calculation

The interest rate on the Outstanding Credit for each Interest Period is the annual interest rate equal to the sum of:

(a)	margin; and

(b)	Key rate.

9.2	Revision of the margin

(a)	Upon the onset of any of circumstances specified in this paragraph (a), the size of the Margin by a decision of the Majority of the Creditors shall be increased by two point five (2.5) percent per annum since the first day of the Interest period following the respective Calculation Date (of which, the Credit Agent shall notify the Borrower in writing), if the Indicator of the Debt burden is more than:

(i)	3.75:1 in any settlement date for the period beginning January 1, 2017 (inclusive) and ending on December 31, 2017 (inclusive); or

(ii)	3.5:1 in any settlement date for the period beginning January 1, 2018 (inclusive) and ending on December 31, 2018 (inclusive); or

(iii)	3.0:1 in any settlement date for the period beginning January 1, 2019 (inclusive) and ending on December 31, 2019 (inclusive); or

(iv)	3.5: 1 in any settlement date for the period beginning January 1, 2020 (inclusive) and ending on the date of the final repayment of Tranche B and Tranche D.

(b)	(provided that the Credit Agent will confirm that the Indicator of debt burden is less than the corresponding value indicated below), the effect of paragraph (a) of this Article will continue until the first day of the Interest Period following the Calculation Date, in which the Indicator of debt burden will be less than:

(i)	3.75:1 in any settlement date for the period beginning January 1, 2017 (inclusive) and ending on December 31, 2017 (inclusive); or

(ii)	3.5:1 in any settlement date for the period beginning January 1, 2018 (inclusive) and ending on December 31, 2018 (inclusive); or

(iii)	3.0:1 in any settlement date for the period beginning January 1, 2019 (inclusive) and ending on December 31, 2019 (inclusive); or

(iv)	3.5: 1 in any settlement date for the period beginning January 1, 2020 (inclusive) and ending on the date of the final repayment of Tranche B and Tranche D.

9.3	Payment of interest

The Borrower shall pay to the Credit Agent in favour of the Creditors the interest on the Outstanding Credit in each Interest payment date.

9.4	Penalty

(a)	If the Borrower fails to fulfil its obligation, within the prescribed period, to pay any amount to be paid by it under the Fnancial Document, that the penalty shall be accrured on such overdue amount from the date following the date of the due date of payment until the date of actual payment (both before and after the issuance of the relevant judgment).

(b)	This penalty shall be charged at a rate of 2/365 of the interest rate determined in accordance with Article 9.1 ( (Calculation of interest) subject to the provisions of Article 9.2 ((Revision of the margin) of the overdue amount of on the Outstanding Credit for each day of delay.

(c)	The penalty accrued pursuant to this Article 9.4, shall be paid by the Borrower immediately at the request of the Loan Agent.

(d)	The Parties agree that the payment of the penalty by the Borrower provided for in this Article 9.4,, in any way limits the rights of the Creditors to use any other remedies, including the right to require the Borrower to reimburse damages and expenses caused by the delay of the Borrower, to the extent not covered by the penalty.

(e)	For avoidance of doubt, the Parties confirm that the penalty provided for in this Article shall be paid by the Debtor over and above the interest provided for in Article 9.1 ((Calculation of interest) subject to the provisions of Article 9.2 ( (Revision Margin size).

9.5	Notice of the key rate

(a)	Subject to paragraph (d) below, the Key rate effective in each day of Interest Period shall be used when calculating the amount of accrued interest.

(b)	The Credit Agent shall notify each Party of Key rates in effect at the respective Utilization Date in each Utilization Date.

(c)	In case of change in the Key rate after any Utilization date, the new Key rate begins to be applied for the purposes of determination of the interest rate in accordance with Article 9.1 (Calculation of Interest), starting from the date of entry into force of the amended value of the Key rate, of which the Credit Agent shall notify the Parties no later than the Business Day following the date of entry into force of the amended value of the Key rate.

(d)	Notwithstanding the provisions of paragraph (c) above, if the date of entry into force of the amended value of the Key rate falls on the last day of each Interest Period, the corresponding changed Key rate begins to be applied for the purposes of determination of the interest rate in accordance with Article 9.1 (Calculation of Interest), starting from the first day of the next Interest Period.

10.	INTEREST PERIOD

(a)	The first Interest period relating to Tranche A, begins on the day following the Utilization Date of the Tranche A and ends at the Interest payment date following the Utilization Date of the Tranche A. If such Iterest payment date comes earlier than ten (10) days after the Utilization date of the Tranche, the first Interest period relating to the Tranche A finishes at the second Interest payment date following the Utilization date of the Tranche A. Each subsequent Interest Period It shall begin on the day following the last day of the preceding Interest Period, and ends immediately on the Interest payment date following such a day.

(b)	The first Interest Period relating to Tranche B, shall begin on the day following the Utilization date of the Tranche B, and shall end on the Interest payment date following the Utilization date of the Tranche B. If such Interest payment date comes earlier than ten (10) days after the Utilization date of the Tranche B, first Interest period relating to Tranche B shall end on the second Interest payment date, following the Utilization date of the Tranche B.

(c)	Starting from the Interest period coming immediately after the first Interest period relating to Tranche B:

(i)	The Outstanding Credit relating to the Tranche A and Outstanding Credit relating to the Tranche B for purposes of determination of the Interest Period shall be combined into the single Outstanding Credit (hereinafter - the Outstanding Credit A and B);

(ii)	The Interest Periods related to the Outstanding Credits A and B shall be determined in accordance with paragraph (a) of this Article 10; ; and

(iii)	the last Interest Period relating to the Outstanding Credits A and B shall be ended on the date of the final repayment of the Tranche A and Tranche B.

(d)	The first Interest Period relating to Tranche B shall begin on the day following the date of the Utilization of the Tranche B, and shall end on the Interest payment date following the Utilization date of the Tranche B. If such Interest payment date comes earlier than ten (10) days after the Utilization date of the Tranche B, the first Interest period relating to Tranche B shall be finished on the second Interest payment date following the Utilization Date of the Tranche B. Each subsequent Interest Period shall begin on the day following the last day of the preceding Interest Period, and shall be ended on the Interest payment date immediately following such a day.

(e)	The first Interest Period relating to Tranche D shall begin on the day following the date of the Utilization of the Tranche D, and shall end on the Interest payment date following the Utilization date of the Tranche D. If such Interest payment date comes earlier than ten (10) days after the Utilization date of the Tranche D, first Interest period relating to Tranche D shall end on the second Interest payment date, following the Utilization date of the Tranche D.

(f)	Starting from the Interest period coming immediately after the first Interest period relating to Tranche D:

(i)	The Outstanding Credit relating to the Tranche A and Outstanding Credit relating to the Tranche B for purposes of determination of the Interest Period shall be combined into the single Outstanding Credit (hereinafter - the Outstanding Credit A and B); and

(ii)	The Interest Periods related to the Outstanding Credits A, B, and C shall be determined in accordance with paragraph (a) of this Article 10; ; and

(iii)	the last Interest Period relating to the Outstanding Credits A, B and C shall be ended on the date of the final repayment of the Tranche A and Tranche D.

(g)	Starting from the Interest period coming immediately after the first Interest period relating to Tranche D:

(i)	The Outstanding Credit relating to the Tranche A, Outstanding Credit relating to the Tranche B, Outstanding Credit relating to the Tranche C, and Outstanding Credit relating to the Tranche D for purposes of determination of the Interest Period shall be combined into the single Outstanding Credit (hereinafter - the Outstanding Credit A, B, C and D);

(ii)	The Interest Periods related to the Outstanding Credits A, B, C, and D shall be determined in accordance with paragraph (a) of this Article 10; ; and

(iii)	the last Interest Period relating to outstanding loans A, B, C and D, ending on the date of the final repayment of Tranche B and Tranche D.

11.	REMUNERATION OF THE PARTIES TO FINANCING

11.1	Commission fee for obligation under the Agreement

(a)	The Borrower undertakes to pay the commission fee to the Credit Agent (in favor of Creditors) for the obligation to render the Credit which amount is to be calculated as follows:

(i)	at the rate of 0.15 (nought point one five) of the annual interest rate out of the amount of Unused Limit of Crediting within the limits of the Tranche A (without deduction of the Amount subject to be rendered);

(ii)	at the rate of 0.5 (nought point five) of the annual interest rate out of the amount of Unused Limit of Crediting within the limits of the Tranche B (without deduction of the Amount subject to be rendered);

(b)	The above-mentioned commission fee is charged and paid as follows:

(i)	In respect of the Unused Limit of Crediting within the limits of the Tranche A – to be charged for the Tranche A Disbursement Period and paid on the last day of the Tranche A Disbursement Period or at the Date of Tranche A Disbursement, whichever shall be the earlier of the two;

(ii)	in respect of the Unused Limit of Crediting within the limits of the Tranche B - to be charged for the Tranche B Disbursement Period and shall be paid (i) at each Date of the Interest Payment during the Tranche B Disbursement Period and (ii) at the last day of the Tranche B Disbursement Period or at the Date of Tranche B Disbursement, whichever shall be the earlier of the two.

(c)	The Commission fee for the obligation for rendering of the Credit in respect of the Unused Limit of Crediting within the limits of the Tranche V and Tranche G shall not be charged.

11.2	Commission fee for Credit accommodation

The Borrower undertakes to pay the commission fee to the Credit Agent (for payment to Creditors) for Credit accommodation at the following rate:

(a)	1.5 (one point five) percent out of the amount of the Tranche A;

(b)	1.5 (one point five) percent out of the amount of the Tranche B;

(c)	0.25 (nought point two five) percent out of the amount of the Tranche V; and

(d)	0.25 (nought point two five) percent out of the amount of the Tranche G on or prior to the Disbursement Date relating to any corresponding Tranche.

12.	TAXES

12.1	Reimbursement for Tax Deduction

(a)	Immediately after the Debtor or the Creditor become aware of the fact that this or that Debtor is obliged to effect the Tax Deduction (or of introduction of alterations of the rate or base of the Tax Deduction), the Debtor or the Creditor (as the situation requires) is obliged to notify the Credit Agent. If the Credit Agent receives such notification from the Creditor, he should notify the corresponding Debtor in this respect.

(b)	If the Debtor is obliged according to the legislation to effect the Tax Deduction in respect of any amount subject to be transferred to the Party of Financing under the Financial Documents, the amount paid by the Debtor to the Party of Financing, should be increased so that after the completed Tax Deduction the corresponding Party of Financing would receive the amount which would be received by him if such deduction in the form of the Tax Deduction was not required. However the Debtor is not obliged to increase the amounts to be paid to the Financing Parties up to a figure of the Additional Tax Payment if any Party of Financing has ceased to be the Acceptable Creditor by the date of any corresponding payment for any reason which has been not related to changes in the legislation.

(c)	The Debtor is obliged to submit the proof to the Credit Agent, acceptable for Party of Financing, within 30 (thirty) days after the Tax Deduction acknowledging the withheld Tax Deduction amount transfer to the state budget by the Debtor in accordance with the applicable legislation requirements, for onward transmission of such proof to the corresponding Party of Financing.

12.2	Reimbursement with reference of payment of Taxes

(a)	The Debtor shall reimburse the Party of Financing which is not the Russian juridical person with either the amount equivalent to the amount of the Tax paid by the Financing Party or amount of the Tax subject to be paid in judgment of this Party of Financing by virtue of any Financial Document within 3 (three) Working Days after presentation of the corresponding request by the Credit Agent.

(b)	Provisions of section (a) above are not applied:

(i)	in respect of the Taxes to be paid by the Party of Financing:

(A)	by virtue of the Russian Federation Laws; or

(B)	in conformity with the Laws of jurisdiction where the credit division of such Party of the Financing is located that is related to the amounts to be received or receivable in such jurisdiction,

if such Tax is levied or charged proceeding from net profit received or receivable by such Party of Financing; or

(ii)	to the extent that expenditures due to payment of Taxes are compensated in of the way of increase in the amount of payment according to the Article 12.1 (Reimbursement for the Tax Deduction).

(c)	The Party of Financing which shows or intends to put forward a claim according to section (a) above, is obliged to notify immediately the Credit Agent in respect of the event which is meant to be or became the ground for making of such claim and then the Credit Agent should notify the Borrower in this respect.

12.3	Tax indemnity

If the Debtor has effected the Tax Payment, and the corresponding Party of Financing determines that:

(a)	Tax indemnity can be applied to the additional payment that includes such Tax Payment, to such Tax Payment or to the Tax Deduction owing to which such Tax Payment was required; and

(b)    Such Party of Financing has received such Tax indemnity,

then such Party of Financing is obliged to transfer the amount to such Debtor which would put such Party of Financing (after such payment) in the same position after payment of Taxes in which it would appear if the Debtor should not make such Tax Payment.

12.4	Charges and duties

The Debtor undertakes to reimburse this Party of Financing within 3 (three) Working Days after obtaining of the corresponding claim from the Party of Financing with the amount of its entire expenditures incurred by payment of the amounts of the state tax, stamp duties, registration duties and all other similar Taxes subject to be paid with reference of any Financial Document.

12.5	Value-added tax (VAT) and other taxes

In the cases stipulated in the Russian legislation concerning the taxes and duties, the amount of remuneration payable to the Parties of Financing is increased for the corresponding amounts of the VAT calculated at the effective tax rate.

13. ADDITIONAL EXPENSES

13.1	Additional expenditures

(a)	Taking into account Article 13.3 (Exception) the Borrower undertakes to pay the amount of the Additional Expenditures to the corresponding Party of Financing within 3 (three) Working Days after expiration of 30 (thirty) days period upon presentation of the corresponding demand by the Credit Agent incurred by such Party of Financing within the period after the expiry of such 30-days period in result of enactment of any Law, introduction of alterations to the legislation (or into the practice in its construction or application) after the present Agreement date or assigning by the relevant jurisdiction central bank or other competent authority of obligation in respect of application or observance by the Parties of Financing of the norms and requirements stipulated in Basel III.

(a)	In the present Article the term “Additional Expenditures” means as follows:

(i)    Additional costs or losses incurred by the Party of Financing with reference of reduction of any amounts either received or payable; or

(ii)    any additional or increased costs or losses; or

(iii)    costs or losses related to reduction of any amount subject to be paid by the Borrower according to any Financial Document incurred by any Party of Financing because of the fact that this Party of Financing was the Party to the present Agreement.

(c)	For the sake of clarity, the Additional Expenditures stipulated in the present Article are to be paid by the Borrower as fee related to use of the Credit in addition to the Interest rate.

13.2	Requests for payment of Additional Expenditures

The Party of Financing claiming according to the present Article 13, is obliged to notify the Credit Agent in respect of the circumstances triggered for such requirement and to submit the reasonable calculation of the amount of Additional Expenditures to the Credit Agent and then the Credit Agent shall be obliged to notify the Borrower within 1 (one) Working day in this respect and to deliver the Financing calculation received from the Party to him.

13.3	Exceptions

Provisions of the present Article 13 are not applied if Additional Expenditures:

(a)	are to be reimbursed to the Financing Party according to another Article of the Agreement or would be reimbursed in case of absence of exceptions from such Article;

(b)	are incurred due to deliberate disregard of the legislation by the Financing Party; or

(c)	are incurred due to application or observance of the normative standards established in Basel II (as in effect at the date of the present Agreement) or in normative acts of the Central bank of the Russian Federation or in any other legislation based on which provisions of Basel II are implemented except for the changes subsequent upon Basel III.

14. REIMBURSEMENT OF EXPENSES

14.1	Reimbursement of currency expenditures

If any amount (hereinafter referred to as the Amount) due and payable to the Financing Party by one or other Debtor according to Financial Documents or based on any court judgment, arbitration decision or court of referees award, has to be converted from currency in which such amount should be paid (hereinafter referred to as the First Currency) into another currency (hereinafter referred to as the Second Currency) or should be calculated in the Second Currency, for the purposes as follows:

(a)    any claim in respect of such Debtor; or

(b)    compulsory execution of any judicial or arbitral decision within the limits of any judicial, arbitration or referees court proceedings. In such a case the Debtor is obliged to reimburse the payable amount of the expenditures to each Party of Financing within 5 (five) Working Days upon receipt of the corresponding claim incurred due to such converting including a difference between (A) the exchange rate used for converting of the indicated Amount from the First Currency into the Second Currency and (B) the exchange rate accessible by such person at the time of receipt of the above-indicated Amount by him (her).

14.2	Reimbursement of the other expenditures

The Borrower is obliged to reimburse each Party of Financing with the amount of all documentarily confirmed expenditures incurred by the corresponding Party of Financing within 10 (ten) Working Days upon receipt of the corresponding claim:

(a)	either in result of Event of Failure to Perform; or

(b)	(if such expenditures have been incurred neither through fault nor by negligence of the Party of Financing, except for the circumstances out of the control of the Party of Financing (not including international sanctions introduction)) in result of:

(i)    impossibility to grant the Loan to the Borrower according to the Request for Disbursement owing to action of any provisions of the present Agreement; or

(ii)    impossibility for the Borrower to effect early redemption of the Outstanding Credit or its part despite of the early redemption notification presented to the Credit Agent.

14.3	Remuneration of the Credit Agent

The Borrower is obliged to reimburse the Credit Agent with the amount of all documentarily confirmed expenditures of the Credit Agent incurred subsequent upon the following:

(a)	investigation of any event which the Credit Agent may reasonably consider as Failure to Perform Obligations; or

(b)	any actions on the basis of any notification or order by any Party of Financing according to the present Agreement which the Credit Agent may reasonably consider as subject to execution.

(c)	At that, such expenditures are subject to be agreed upon by the Borrower in advance except for the Cases of the Failure to Perform.

14.4	Expenditures with reference of the transaction

(a)	The Borrower undertakes to pay the documentarily confirmed and in advance agreed upon with the Borrower in written form or by e-mail amount of all expenditures incurred with reference of preparation and signing of the present Agreement and other Financial Documents to the Credit Agent and the Organizer (including fees of legal advisers) within 10 (ten) Working Days upon receipt of the corresponding request.

(b)	The obligation of the Borrower in respect of payment of fees of legal advisers will be considered performed if the participant of the Group pays the corresponding fees prior to the first Date of Disbursement (in the amount, agreed in advance by the Credit Agent, Zemenik Trading and Orrick (CIS) LLC) in written form or by e-mail) directly to Orrick (CIS) LLC.

(c)	The Borrower undertakes to incur to the fullest extent all expenditures related to registration of the Security Agreements according to requirements of the applicable legislation.

14.5	Expenditures for amendment

If it is required at the initiative of the Debtor or according to requirements of the applicable legislation to amend the Financial Documents or to obtain the Creditors’ consent for any action or inaction, then the Borrower undertakes to reimburse the documentarily confirmed and in advance agreed upon with the Borrower in written form or by e-mail amount of all expenditures to the Credit Agent within 10 (ten) Working Days after obtaining of the corresponding request (including fees of legal and other advisers) incurred by the Credit Agent in the course of coordination and respective amendment of the Financial Documents and (or) obtaining of the corresponding consent of the Creditors.

14.6	Expenditures for compulsory execution

The Borrower undertakes to reimburse each Party of Financing with the documentarily confirmed amount of all expenditures within 10 (ten) Working Days after obtaining of the corresponding request of the Credit Agent, (including fees of legal and other advisers), incurred by the corresponding Party of Financing with reference of the compulsory execution of any Financial Document or protection of their rights under the Financial Documents.

15. OBLIGATION OF THE PARTIES TO THE FINANCING TO UNDERTAKE ALL ACTIONS TO AVOID NEGATIVE CONSEQUENCES FOR THE BORROWER

Each Party of Financing undertakes, upon consultations with the Borrower, to take all reasonable measures for reduction of possible negative consequences for the Borrower which may result in a situation where any amount becomes due and payable or its payment to the Borrower is cancelled according to Articles 8.1 (Illegality), 12 (Taxes) and 14 (Reimbursement).

16. REPRESENTATIONS

16.1	Warranties and Representations

Warranties and Representations stated in the present Article 16 are to be given by the Borrower to each Party of Financing. Each Party of Financing shall place reliance upon such warranties and representations of each Debtor and their reliability is of substantial significance for the Financing Parties.

16.2	The Status

(a)	The Borrower and each Affiliated Company of the Borrower is the juridical person founded as per the stipulated procedure and legally acting in compliance with the applicable legislation.

(b)	The Borrower and each Affiliated Company of the Borrower is the rightful owner of the property belonging to him and carries out its activities in compliance with the applicable legislation.

16.3	Legal capacity and authorities

The Borrower and each Affiliated Company of the Borrower possesses legal capacity and authorities for the conclusion and execution of the Financial Documents (a Party of which they are) and transactions stipulated in them, and has received all the required approvals for conclusion and execution of the Financial Documents as per the procedure stipulated in the legislation and his constituent and other internal documents, including approval of the transactions stipulated in the Financial Documents in quality of the large transaction and transaction with interest. The person acting on behalf of the Borrower and each Affiliated Company of the Borrower possesses authorities for conclusion of the Financial Documents a Party of which the Borrower and each Affiliated Company of the Borrower are.

16.4	Validity

(a)	Except for registration of the Financial Documents as recorded in the Article 16.9 (Requirements in respect of the registration) each Financial Document a party of which the Borrower and each Affiliated Company of the Borrower are, represents the obligation corresponding to the applicable legislation, effective and being of binding legal force for him which may be performed in an enforcement procedure.

(b)	Each Financial Document a party of which the corresponding Debtor is has been executed in due form providing a capability of its compulsory execution in the Russian Federation.

16.5	Non-contravention

Conclusion and execution by the Borrower and each Affiliated Company of the Borrower of each of the Financial Documents, a party of which they are, and transactions stipulated in them is without prejudice to:

(a)	any applicable legislation;

(b)	the Borrower’s constituent and other internal documents;

(c)	any decisions of the Borrower’s governing board; and

(d)	any other documents or agreements of binding character for the Borrower.

16.6	The Compliance with Law

Management of economic activities in all aspects, essential in the Credit Agent’s judgment, of the Borrower and each Affiliated Company of the Borrower complies with the applicable legislation. The Borrower and each Affiliated Company of the Borrower file tax accounts in due time and pay taxes within due terms and to the extent stipulated in any applicable legislation in all aspects, essential in the Credit Agent’s judgment.

16.7	Absence of Failure to Perform Obligations

(a)	Failure to Perform Obligations in consequence of either conclusion or execution of any Financial Documents or the transactions stipulated in them by the Borrower and each Affiliated Company of the Borrower is absent and shall not occur; and

(b)	There are no other events or the circumstances representing a failure to perform obligations under any document of binding character for the Borrower and each Affiliated Company of the Borrower or limiting use of their assets and either renders or may reasonably render the Essential Adverse Effect.

16.8	Authorization

At the date of the present Agreement, the Borrower and each Affiliated Company of the Borrower have received all the effective authorizations and approvals required with reference of conclusion, execution, provision of validity and enforceability of each Financial Document, a party of which the Borrower is, and transactions stipulated therein.

16.9	Requirements in respect of registration

Any notarization with reference of any Financial Document or registration of any Financial Document including that with any State Bodies or organizations is not required with an exception of the following:

(a)	notarial certification of the Share Pledge Agreement and making corresponding entry into the Unified State Register of Juridical Persons of the Russian Federation;

(b)	Registration of corresponding Security Agreements in compliance with the Republic Cyprus legislation in the register of companies (Register of Companies);

(c)	Registration of corresponding Security Agreements in compliance with the legislation of the British Virgin Islands in the register of corporate affairs (Register of Corporate Affairs).

16.10	Financial Accountability

(a)	The most recent financial statements of the Group (and each participant of the Group) submitted to the Credit Agent:

(i)    are executed in compliance with the Applicable Reporting Standards; and

(ii)     authentically shows its financial situation in every material respect (on a consolidated basis, if applicable) as at the drawing up date, with an exception, in each case, where otherwise indicated in such financial statements.

(b)	no events occur which could render the Essential Adverse Effect as from the date of the financial statements indicated in section (a) above.

16.11	Legal proceedings

Except for the legal proceedings indicated in the Annex 10 (Legal Proceedings) There are no legal proceedings in respect of the Borrower and each Affiliated Company of the Borrower initiated and, as far as is known by the Borrower and each Affiliated Company of the Borrower, and any judicial, arbitration or administrative proceedings are not anticipated, and also no investigation is underway in which result the adverse judgments have been adopted or their adoption is anticipated with high degree of probability, that would be capable to render the Essential Adverse Effect.

16.12	Information

(a)	The factual information that is, in the Credit Agent’s judgment, of substantial significance, presented by any Debtor to the Financing Parties with reference of the Financial Documents, a party of which they are, is authentic and exact as at the date of its presentation or (as the situation requires) as at the date (if any) which is indicated as date of its presentation.

(b)	Any Debtor has not committed non-disclosure of the information which, in case of its disclosure, would lead to the situation where any other information indicated in section (a) above, would become unreliable or misleading information with regard to the part thereof that is, in the Credit Agent’s judgment, essential.

(c)	As at the date of the present Agreement and by the first Date of Disbursement after the date of presentation of the information determined in section (a) above, no circumstances occur that, in case of their disclosure, would lead to the situation that the presented information would become unreliable or misleading with regard to the part thereof that is, in the Credit Agent’s judgment, essential.

16.13	Security priority

The security posted by each Security Agreement, is security which may be enforced by the Credit Agent as a matter of priority based on decision of the Majority of Creditors. The third parties have neither right (of claim) nor other rights in respect of the property and the assets of the Pledger covered hereby the Security Agreements.

16.14	Loans granted

Any of the Debtors have not granted loans to the third parties other than the Debtors, except for the Permitted Loans.

16.15	Charges and duties

As at the date of the present Agreement, payment of any State or registration duties or taxes or charges with reference of the Financial Documents is not required, with the exception of the following:

(a)	Payment for notarization with regard to the Security Agreements; and

(b)	Charges and duties for registration of Security Agreements, including payments of the stamp duty in respect of the present Agreement and other corresponding Agreements on Security in Cyprus and British Virgin Islands.

16.16	Regulated procurements

Provisions of the Law concerning regulated procurements are not applied to conclusion and execution of the Financial Documents by the Borrower and Headhunter as at the date of conclusion of the Financial Documents. At that, the Borrower makes no representations in respect of application of the Law concerning regulated procurements to any Party of Financing.

16.17	Chart of the Group Structure

Chart of the Group Structure is factually correct.

16.18.	Warranties and Representations submission period

(a)	Representations in respect of the circumstances stated in the present Article 16 are submitted by the Borrower as at the date of the present Agreement.

(b)	Except for the cases when any Warranties and Representations should be submitted as at the certain date, all Warranties and Representations are considered submitted by the Borrower repeatedly as at date of each Request for Disbursement, each Date of Disbursement and in the first day of each Interest Period.

(c)	In case of repeated submission of particular Warranties and Representations, such Warranties and Representations should apply to the actual circumstances existing at the time of their repeated submission.

17. OBLIGATIONS TO PROVIDE INFORMATION

17.1	Financial accountability

The Borrower undertakes to give the following certified copies to the Credit Agent for all Creditors in a sufficient quantity:

(a)	of the consolidated financial statements of the Group for a fiscal year confirmed with the Auditors, prepared in compliance with International Financial Reporting Standards progressively as drawing up, but anyway within 120 (one hundred twenty) days as from an expiry date of each such fiscal year;

(b)	of the consolidated financial statements of the Group for each financial half-year viewed by the Auditors, prepared in compliance with International Financial Reporting Standards progressively as drawing up, but anyway within 90 (ninety) days as from an expiry date of each such fiscal half-year;

(c)	progressively as drawing up, but anyway within 60 (sixty) days as from an expiry date of each quarter of corresponding fiscal year of the administrative reporting of the Group for such quarter of corresponding fiscal year (including the report on financial results, balance and the report on movement of funds), prepared in compliance with the Group’s registration policy of administrative accounting; and

(d)	progressively as drawing up, but anyway within 40 (forty) days as from an expiry date of each quarter of corresponding fiscal year of the financial accounting (including the profits and losses report, balance and the report on movement of funds) of the Borrower and Headhunter for such quarter of the corresponding fiscal year, prepared in compliance with Russian Accounting Standards.

17.2	Confirmation of observance of financial indicators

(a)	The Borrower undertakes to submit an acknowledgement to the Credit Agent in respect of observance of financial indicators with the calculation proving observance of such financial indicators by the Borrower on the basis of such financial statements, contained in the Article 18 (Obligations in respect of observance of financial indicators) as of the date of such financial statements drawing up with each complete set of the consolidated financial statements confirmed and reviewed by the Auditors to be submitted in compliance with sections (a) or (b) of Article 17.1 (the Financial statements).

(b)	Confirmation about observance of financial indicators on the basis of the reporting prepared in compliance with International Financial Reporting Standards, should be drawn up as per the form provided in the Annex 5 Part 1 (Form of confirmation of observance of financial indicators on the basis of International Financial Reporting Standards) signed by the authorized person of the Borrower and should be accompanied with the Borrower’s auditors’ report as per the form agreed upon by the Borrower, Credit Agent and Auditors of the Borrower; at that the Parties agree in respect of the confirmation of observance of financial indicators as at June 30, 2016 that calculation of indicators for the second half of the year 2015 will be conducted on the basis of the administrative reporting of the Group which have been checked up by auditors on the basis of registers of accounting of the company, and for the first half of the year 2016 the calculation of indicators will be conducted on the basis of the reporting prepared in compliance with the International Financial Reporting Standards.

(c)	Confirmation about observance of financial indicators on the basis of the administrative reporting or reporting prepared in compliance with Russian Accounting Standards, should be drawn up as per the form provided in the Annex 5 Part 2 (Form of confirmation of observance of financial indicators on the basis of administrative reporting and Russian Accounting Standards) and signed by the authorized person of the Borrower.

17.3	Requirements shown to the financial statements

The Borrower undertakes to procure that each complete set of the financial statements submitted in compliance with the Article 17.1 (Financial statements) is drawn up with use of the same principles of accounting and the same reporting periods which have been used when drawing up the latest presented financial statements of the Group (except for possible change in accounting in respect of capitalization of the internal development). If any Debtor notifies the Credit Agent in respect of changes into the accounting principles or reporting periods for such cases the Borrower undertakes to procure that his Auditors and auditors of the corresponding Debtor submit to the Credit Agent as follows:

(a)	description of changes necessary to be for introduced into the corresponding financial statements to display changes introduced into the accounting principles and reporting periods used when drawing up the Initial Financial statements of the Group or such Debtor; and

(b)	information meeting the Credit Agent’s requirements in respect of form and substance and sufficient for the Creditors to assure themselves of observance by the Borrower of requirements of Article 18 (Obligations in respect of observance of financial indicators) and adequately estimate a financial condition of the Debtor in compliance with the current financial statements in comparison with the Initial Financial statements of such Debtor.

17.4	Information: miscellaneous

The Borrower undertakes to submit to the Credit Agent as follows:

(a)	simultaneously with dispatch to the addressees - copies of all documents to be forwarded to all of the creditors or to all participants with reference of circumstances of Essential Adverse Effect;

(b)	immediately after having become aware but not later than within 5 (five) Working Days as from the date when he became aware of this fact - detailed data about any judicial, arbitration, referee or administrative proceedings including investigatory actions in which result a decision is taken or there is a high degree of probability of making of a decision in result of which expenditures of the Group exceed 2.5 (two naught five) percent of the EBITDA Consolidated indicator;

(c)	immediately after having become aware but not later than within 5 (five) Working Days after becoming effective of any changes in the Group Structure in comparison with Chart of Structure of the Group contained in the Annex 9 (Chart of the Group Structure), or if the renovated Chart of the Group Structure was submitted to the Credit Agent after the present Agreement date, in comparison with such renovated Chart of the Group Structure - the actual Chart of the Group Structure;

(d)	(without limitation of effects of section (e) of Article 25.2 (Addresses) immediately after having become aware but not later than within 20 (twenty) Working Days as from the date when he became aware of this fact or as from the date of the state registration (if any), whichever event shall be the later of the two – in respect of the change of location or mailing address of the Borrower or any other Debtor; and

(e)	immediately upon his demand, but not later than within 5 (five) days as from the date of such demand - such additional information in respect of the financial situation and economic activities of any participant of the Group which the Credit Agent may demand in the interests of any Party of Financing.

17.5	Auditors

The Borrower undertakes to refrain from change the Auditors without consent of the Majority of Creditors except for the Auditors with reference to the financial statements of the Group and its participants prepared in compliance with the International Financial Reporting Standards approved or permitted in compliance with the present Agreement.

17.6	Chart of the Group Structure

The Borrower undertakes to refrain from change and undertakes to procure that no Affiliated Company of the Borrower would change the Chart of the Group Structure except for the changes provided or permitted by Financial Documents.

17.7	Notification of Failure to Perform Obligations

(a)	The Borrower undertakes to notify the Credit Agent in respect of any Failure to Perform Obligations (and correction measures in respect of such Failure to perform of Obligations, if any) immediately after having become aware of this fact.

(b)	the Borrower undertakes to submit the statement to the Credit Agent on demand of the Credit Agent signed by the sole executive board or authorized representative of the Borrower, certifying that Failure to Perform Obligations has been corrected or if Failure to Perform Obligations proceeds - statement describing in detail the measures taken for its correction.

17.8	Check of “the client data”

(a)	If as a result of:

(i)	any changes in any applicable legislation after the present Agreement date;

(ii)	changes of the organizational and legal form of the Borrower or structure of its shareholders or participants (possessing more than two percent of accordingly voting shares or shares of participation after the date of the present Agreement); or

(iii)	assignment or transfer by any Creditor of the entire or part of the rights and obligations under the present Agreement to the party which was not the Creditor prior to such assignment or transfer, or replacement of any other Party of Financing in compliance with the present Agreement, or other change in the Agreement Parties, an obligation of the Credit Agent, Creditor or any other Party of Financing (or in case of section (iii), the possible new party) shall appear, by virtue of the legislation applicable to them, to inspect “the client data” or similar client check procedures, and the necessary information has not been submitted earlier by the Borrower, then the Borrower is to submit the information and the documents to the Credit Agent (acting in his own name, on behalf of the corresponding Party of Financing or on behalf of the possible new party) required for the purpose that the Credit Agent, corresponding Party of Financing or possible new party could fulfill requirements applicable to them in respect of check of “the client data”.

(b)	Each Party of Financing shall submit the information and the documents to the Credit Agent required for the purpose that the Credit Agent could fulfill requirements applicable to him in respect of check of “the client data”.

17.9	Targeted use of funds

The Borrower undertakes to submit the copies of the payment orders to the Credit Agent confirming the targeted use of the Credit and certified by the Borrower on or prior to the date 5 (five) Working Days after each of the corresponding payments stipulated in section (c) of the Article 3 (Purpose).

18. OBLIGATIONS TO COMPLY WITH FINANCIAL INDICATORS

18.1	Interpretation

(a)	Except otherwise provided in the present Agreement, the accounting terms used in the present Article 18 are subject to interpretation in compliance with International Financial Reporting Standards.

(b)	With a view of the present Article 18, any amount expressed not in Rubles is counted in a ruble equivalent calculated based on the exchange rates used by the Borrower in his financial statements for the corresponding reporting period on which base calculation of financial indicators is executed.

(c)	Any indicator cannot be counted for the calculations in compliance with the present Article 18 more than once.

(d)	Except otherwise provided in the present Agreement, the indicators specified in the present Article 18 shall be checked in respect of each Settlement Period at the corresponding Settlement Date on the following basis:

(i)    for the Settlement Period expiring at the last day of the Fiscal year of the Group – based on the financial statements of the Group on the International Financial Reporting Standards (to be submitted in compliance with section (a) of Article 17.1 (Financial statements)) for corresponding fiscal year; and

(ii)    for the Settlement Period expiring at the last day of the first financial half-year of the Group – based on the financial statements of the Group on the International Financial Reporting Standards (submitted in compliance with section (b) of the Article 17.1 (Financial statements)) for previous two financial half-years.

18.2	Debt Load Indicator

The Borrower should procure that the ratio of the Consolidated net indebtedness to Consolidated indicator EBITDA (hereinafter referred to as the Debt Load Indicator) for each Settlement Date is not more than the corresponding value in the following table.

Settlement Date	Value of the Debt Load Indicator
June 30, 2017	4.0:1
December 31, 2017	4.0:1
June 30, 2018	4.0:1
December 31, 2018	4.0:1
June 30, 2019	3.5:1
December 31, 2019	3.5:1
June 30, 2020	3.5:1
December 31, 2020	3.0:1
June 30, 2021	3.0:1
December 31, 2021	3.0:1
June 30, 2022 and so on	3.0:1

18.3	Interest Coverage Indicator

The Borrower should procure that the ratio of the Consolidated indicator EBITDA to the Interest Amount (hereinafter referred to as the Interest Coverage Indicator) for each Settlement Date is not more than the corresponding value in the following table.

Settlement Date	Value of the Interest Coverage Indicator
June 30, 2017	1.5:1
December 31, 2017	1.5:1
June 30, 2018	1.5:1
December 31, 2018	1.5:1
June 30, 2019	2.5:1
December 31, 2019	2.5:1
June 30, 2020	2.5:1
December 31, 2020	2.5:1
June 30, 2021	2.5:1
December 31, 2021	2.5:1
June 30, 2022 and so on	2.5:1

18.4	Revenue extent according to Russian Accounting Standards

The Borrower should procure that by the end of each financial quarter the cumulative extent of the Revenue of the Borrower and Headhunter without dual standard for 4 (four) previous financial quarters determined on the basis of the financial statements of the Borrower and Headhunter based on the Russian Accounting Standards submitted in compliance with section (d) of the Article 17.1 (Financial statements) would be not less than 95 (ninety five) percent of a similar indicator in compliance with the reporting of the Borrower and Headhunter prepared in compliance with the Russian Accounting Standards submitted as a part of the Initial Financial Reporting.

18.5	Granting of Additional guarantees

If it was accrued in aggregate for the Debtors as at any Settlement Date:

(a)	less than 80 (eighty) percent of the Consolidated indicator EBITDA; or

(b)	less than 80 (eighty) percent of the Revenue of the Group; or

(c)	less than 70 (seventy) percent of Assets of the Group,

then the Borrower is obliged to provide conclusion of the additional guarantee (hereinafter referred to as the Additional guarantee) as well as Agreement concerning issue of such additional guarantee (hereinafter referred to as the Additional Guarantee Issue Agreement) by the juridical person acceptable for the Credit Agent (hereinafter referred to as the Additional Guarantor) within 30 (thirty) days as from the corresponding Settlement Date and conclusion of the Agreement of pledge for one hundred percent of shares and (or) share in the authorized capital stock of such Additional Guarantor belonging to any Pledger or participant of the Group (hereinafter referred to as the Additional Agreement of Pledge) within 60 (sixty) days as from the corresponding Settlement Date, in each case on the conditions acceptable for the Credit Agent.

18.6	The Money Receipts Extent

The Borrower should procure the following as of the end of each financial quarter, starting from the calendar quarter following immediately after calendar quarter at which the first Disbursement Date falls:

(a)	reduction of the Money Receipts extent for 4 (four) previous financial quarters is no more than 10 (ten) percent in comparison with the Money Receipts extent according to the administrative reporting of HeadHunter FSU submitted as a part of the Initial Reporting; and

(b)	reduction of the Money Receipts extent is no more than 5 (five) percent in comparison with the Money Receipts extent determined as of the same date of the preceding year according to the administrative reporting of Zemenik Trading submitted in compliance with section (c) of Article 17.1 (Financial statements).

18.7	Terms and Definitions

Assets means the Group’s assets, including as follows:

(a)	long-term tangible assets;

(b)	intangible assets (with the exception of “goodwill”);

(c)	money funds; and

(d)	equivalent of money funds.

At that, the Money funds and Equivalent of money funds of each Affiliated Company belonging to the Borrower, Headhunter or HeadHunter FSU shall be taken into accounts for the purpose of the Article 18.5 (Granting of Additional guarantees) if the following conditions are satisfied as at the corresponding Settlement Date:

(a)	the authorized body of such Affiliated Company has adopted the corporate decision (satisfying the Credit Agent) concerning transfer of such Money funds in favor of the Borrower, Headhunter or HeadHunter FSU;

(b)	such transfer of Money funds should take place not later than within 90 (ninety) days as from the Settlement Date;

(c)	the financial statements of such Affiliated Company is consolidated with the financial statements of the Borrower, Headhunter or HeadHunter FSU in compliance with International Financial Reporting Standards during the corresponding period of time in the way of direct consolidation; and

(d)	the applicable legislation does not prohibit transfer of Money funds by a corresponding Affiliated Company to the Holding Company in quality of dividends or otherwise.

For the purpose of the Article 18.5 (Granting of Additional guarantees), in case of fulfillment of all the conditions indicated above such Money funds shall be counted in the calculation as belonging not to the Affiliated Company of the Borrower, Headhunter and HeadHunter FSU, but directly to the Borrower, Headhunter and HeadHunter FSU in proportion to its participation in an authorized capital stock of such Affiliated Company.

Money Receipts means the Money Receipts obtained by the Group from Clients within the previous 12 (twelve) months, to be determined on the basis of the financial statements submitted in compliance with section (c) of Article 17.1 (Financial statements).

Clients means physical and juridical persons, and also individual businessmen who have paid or should pay for the services of the main services of Headhunter (access to recruitment database and publication of vacancies) in compliance with Agreements with Headhunter including those concluded as a result of the offer acceptance in Websites of Debtors.

The consolidated net indebtedness means in respect of any Settlement Period the cumulative extent of Financial Indebtedness of the Group (without any indebtedness of the participant of the Group to the other participants of the Group) with the deduction of Money funds and the Equivalent of money funds of the Group in compliance with the consolidated financial statements of the Group prepared in compliance with International Financial Reporting Standards as at the last day of such Settlement Period or in compliance with the administrative reporting of the Group as at the last day of such Settlement Period.

The consolidated net profit of the Group means the consolidated net profit of the Group determined as at the last reporting date that is (depending on the date of determination):

(a)	As of the end of fiscal year or financial half-year, in conformity with the financial statements of the Group for corresponding fiscal year or financial half-year (accordingly) prepared in compliance with the International Financial Reporting Standards and submitted to the Credit Agent in compliance with section (a) or (b) of the Article 17.1 (Financial statements); or

(b)	As of the end of the first or third financial quarter, on the basis of the corresponding administrative reporting of the Group submitted to the Credit Agent in compliance with section (c) of Article 17.1 (Financial statements).

Interest Amount means the Interest payable/receivable charged on all Financial Indebtedness of the Group.

19. GENERAL OBLIGATIONS

19.1	Authorization and corporate approval

(a)	The Borrower is obliged and undertakes to procure that each Affiliated Company of the Borrower in due time received, provided the validity and met conditions of any authorization, permission and corporate approvals required in compliance with any applicable legislation for execution of their obligations under the Financial Documents, a party of which they are, and for making it possible to use the Financial Documents as the proof in arbitrations and in the courts of the Russian Federation including arbitration tribunals.

(b)	Except for obtaining of license in the Republic of Azerbaijan for handling the personal data, the Borrower is obliged and undertakes to procure that each Affiliated Company of the Borrower in due time received necessary state and municipal authorization, consent, licenses and patents and also membership in the self-regulated organizations, demanded in compliance with any applicable legislation for management of economic activities of any participant of the Group in that kind in which it is performed, and also provides their validity and met their conditions.

19.2	Prohibition on Assets Encumbrance

The Borrower undertakes and takes an obligation to procure that each Affiliated Company of the Borrower refrain from creation and prevent existence of any Encumbrance in respect of the assets without preliminary written consent of the Credit Agent with the exception of the following:

(a)	Encumbrances of assets (except for that indicated in section (d) below, but without double accounting) which balance cost in aggregate does not exceed at any time 5 (five) percent of the Consolidated indicator EBITDA;

(b)	The encumbrance arising in compliance with the Security Agreements;

(c)	Any Encumbrance arising by virtue of the law in the normal course of economic activities; and

(d)	Any Encumbrance in the form of the right of writing-off of funds from the account with pre-authorization of the payer or the similar right of writing-off if it result in discarding of money funds from such account at the rate of no more than 5 (five) percent of the Consolidated indicator EBITDA.

19.3	Alienation of assets

The Borrower undertakes to keep from sale, lease or otherwise alienate any assets or property without preliminary written consent of the Credit Agent and undertakes to procure that any Affiliated Company of the Borrower keep from sale, lease and otherwise alienation of any assets or property without preliminary written consent of the Credit Agent, with the exception of the following:

(a)	Alienations of assets or property within the frameworks of normal economic activities;

(b)	Alienations of assets or property within the limits of the Permitted Reorganization;

(c)	Alienations of assets or property within the limits of re-structuring with reference of ownership of limited liability partnership “HEADHUNTER.KZ”;

(d)	Alienations of assets or property of participants of the Group for the cumulative amount as per the balance or market cost (depending on whichever amount is larger of two) to be received as a result of one or several transactions made within each consecutive 12 (twelve) months not exceeding 5 (five) percent of the Consolidated indicator EBITDA;

(e)	Alienations of shares of the company CV Keskus OU (serial number 11325768, registered at the address Mustamae tee 46, Tallinna linn, Harju maakond 10621) provided that the Debt Load Indicator After Alienation would not exceed the Debt Load Indicator as at the last Settlement Date. At that, for the purposes of observance of the Debt Load Indicator After Alienation specified above, the Borrower (or other participant of the Group) has the right, before payment in favor of the other participant of the Group or shareholders of Zemenik Trading of the money funds received from sale of shares of the company CV Keskus OU, to forward a part of the money funds received as a result of alienation of shares of the company CV Keskus OU, for the partial redemption of the Outstanding Credit in compliance with the Article 8.3 (Voluntary early repayment of the Outstanding Credit). The Borrower undertakes to submit the certificate to the Credit Agent not later than within 5 (five) Working Days prior to alienation of shares of the company CV Keskus OU, confirming fulfillment of a condition indicated above that contains calculation of the Debt Load Indicator After Alienation and (if applicable) specifies the period of time required for the Borrower (or other participant of the Group) for partial repayment of the Outstanding Credit stipulated in the calculation of the Debt Load Indicator After Alienation. Payment to shareholders Zemenik Trading of the money funds received as a result of alienation of shares of the company CV Keskus OU can be effected by the Borrower or by the other participants of the Group based on the results of alienation one time only;

(a)	Alienations of shares or participatory shares in the authorized capital stock of the participant of the Group not being the Debtor except for the company CV Keskus OU, provided that after such alienation:

(i)	value of the Debt Indicator (as determined below) will not exceed 2.0:1; and

(ii)	value of the Debt Indicator after payment of the Distributable Amount will not be increased in comparison with the Debt Load Indicator as of the last Settlement Date.

At that such alienation in compliance with the present section (f) should be executed on market conditions and subject to the following conditions:

(A)	the Borrower shall forward the notification to the Credit Agent before alienation of the Alienated Participant of the Group specifying the sale price of the Alienated Participant of the Group with instructions in such notification of the extent of the Distributable Amount, amount which is supposed to be used for the economic activities of the participant of the Group alienating the Alienated Participant of the Group, and (or) the amount which is supposed to be used for early repayment of the Outstanding Credit or its part in conformity with the Article 8.3 (Voluntary early repayment of the Outstanding Credit);

(B)	the Borrower shall submit the certificate to the Credit Agent not later than within 5 (five) Working Days prior to alienation of the Alienated Participant of the Group confirming satisfaction of all conditions indicated in sections (i) and (ii) above;

(C)	sale of the Alienated Participant of the Group should be finished within 30 days as from the date of the notification indicated in the subparagraph (A) above, and anyway within the calendar quarter in which the Borrower had directed the documents indicated in sections (a) and (B) above to the Credit Agent; and

(D)	sale of the Alienated Participant of the Group will not cause violation of the obligations stipulated in the Article 18 (Obligations in respect of observance of the financial indicators).

The participant of the Group alienating the Alienated Participant of the Group has the right to effect payment of the Distributable Amount without consent of the Credit Agent at the rate not implicating violation of a financial indicator stipulated in subparagraphs (i) and (ii) of the present section (f). At that, payment of the Distributable Amount may be effected based on results of sale of the Alienated Participant of the Group one time only. The money funds remained after payment of the Distributable Amount shall be used by the seller of the Alienated Participant of the Group by agreement with the Credit Agent.

(g)    For the purposes of the sections (e) and (f) above the following definitions have the following meaning:

The Group money funds means the Money funds and the Equivalent of the Money funds, belonging to Group.

Money funds of the Alienated Participant of the Group means Money funds and the Equivalent of the Money funds belonging to the Alienated Participant of the Group.

The alienated Participant of the Group means the participant of the Group that is not the Debtor except for the company CV Keskus OU which shares participatory shares in the authorized capital stock are subject to alienation.

The Debt Indicator means a ratio of the Amount of the Net debt to EBITDA.

The Indicator of Debt Load After Alienation means the indicator to be calculated in case of alienation of shares or participatory shares in the authorized capital stock of the participant of the Group (hereinafter referred to as the Alienated Participant of the Group) under the following formula:

Indicator of Debt Load After Alienation = (A - B-) / (D-E), where:

A means the Consolidated net indebtedness as of the last Settlement Date;

B means the extent of a part of the Outstanding Credit to be repaid by the Borrower on early basis at the expense of funds gained from alienation of the shares or participant shares in the authorized capital stock of the Alienated Participant of the Group;

C means the amount of the Credit reset by the Borrower during the period starting at the last date of the Settlement Period and finishing at the date of submission of the certificate containing calculation of the corresponding Debt Load Indicator After Alienation;

D means the Consolidated indicator EBITDA for the last Settlement Date to be determined in compliance with last financial statements of the Group for the corresponding Settlement Period prepared in compliance with International Financial Reporting Standards and submitted to the Credit Agent in compliance with section (a) or (b) of the Article 17.1 (Financial statements) (or which should be submitted to the Credit Agent in compliance with time period of submission of the reporting stipulated in section (a) or (b) of the Article 17.1 (Financial statements)); and

E means indicator EBITDA of the Alienated Participant of the Group calculated based on the administrative reporting of the company of the Alienated Participant of the Group for the last Settlement Date on the basis of the calculation method similar to the calculation method of the Consolidated indicator EBITDA.

Purchase Price means the money funds actually received as a result of sale of the Alienated Participant of the Group.

The Distributable Amount means the amount of money funds to be paid to the shareholders of Zemenik Trading as a result of alienation of the Alienated Participant of the Group.

The Amount of Money funds means the amount received in the way of computation of a difference between Money funds of the Group, Money funds of the Alienated Participant of the Group and the Distributable Amount and addition of the Purchase price to the acquired difference.

The Net Debt Amount means a difference between Financial Indebtedness of the Group (taking into account Financial Indebtedness of the Group before the Alienated Participant of the Group to be recognized effectively after alienation of the Alienated Participant of the Group) and the amount of Financial Indebtedness of the Alienated Participant of the Group (without Financial Indebtedness of the Alienated Participant of the Group to the other participants of the Group) and the Amount of Money Funds.

EBITDA means a difference between the Consolidated indicator EBITDA and EBITDA indicator of the Alienated Participant of the Group.

19.4	Acquisition of Assets

The Borrower undertakes to refrain from acquisition of any assets without preliminary written consent of the Credit Agent and undertakes to procure that any Affiliated Company of the Borrower refrain from acquisition of any assets without preliminary written consent of the Credit Agent, except for acquisition of assets:

(a)	within the limits of normal economic activities;

(b)	within the limits of the Permitted Reorganization;

(c)	within the limits of re-structuring with reference of the ownership to the Limited Liability Partnership “HEADHUNTER.KZ”;

(d)	by the participant of the Group for the cumulative amount to be paid by such participant of the Group as a result of one or several transactions on acquisition of the assets made within each consecutive 12 (twelve) months not exceeding 7.5 (seven naught five) percent of the Consolidated indicator EBITDA; or

(e)	(e) to be acquired at the expense of the Permitted Financial Indebtedness.

19.5	Transactions on market conditions

(a)	The Borrower has not the right to conclude transaction with any persons on the conditions different from the market conditions and undertakes to procure that any Affiliated Company of the Borrower refrain from conclusion of the transactions with any persons on the conditions different from the market conditions.

(b)	Provisions of section (a) shall not apply to the transactions with Debtors.

19.6	Crediting

Except for the Permitted Loans, the Borrower has not the right to represent himself as the creditor in respect of any Financial Indebtedness without preliminary written consent of the Credit Agent and undertakes to procure that any Affiliated Company of the Borrower refrain from representation of themselves as the creditor in respect of any Financial Indebtedness without preliminary written consent of the Credit Agent.

19.7	Submission of Guarantees and Sureties

(a)	The Borrower has not the right to act as the guarantor or the indemnitor in respect of the obligations of any person without preliminary written consent of the Credit Agent and undertakes to procure that any Affiliated Company of the Borrower refrain from to act as the guarantor or the indemnitor in respect of the obligations of any person without preliminary written consent of the Credit Agent.

(b)	Provisions of section (a) above are not applied when such guarantee or surety provide fulfillment of obligation of another participant of the Group:

(i)	created within the limits of the Permitted Financial Indebtedness; or

(ii)	claims under such guarantee or surety are subordinated in relation to obligations of the Borrower under the Financial Documents in compliance with the Intercreditor Agreement,

In any case without double-entry accounting.

19.8	Financial Indebtedness

The Borrower undertakes to refrain from making the transaction in result of which the Borrower’s Financial Indebtedness arises and to refrain from creation of the overdue Financial Indebtedness, and undertakes to procure that any Affiliated Company of the Borrower shall refrain from making transaction in result of which such Affiliated Company of the Borrower would have a Financial Indebtedness and that any Affiliated Company of the Borrower shall refrain from creation of the overdue Financial Indebtedness without preliminary written consent of the Credit Agent except for the Permitted Financial Indebtedness.

19.9	Reorganization and reduction of the authorized capital stock

The Borrower undertakes to refrain from reorganization or reduction of the authorized capital stock, additional capital or another capital, and undertakes to procure that Zemenik Trading and any Affiliated Company Zemenik Trading shall refrain from reorganization or reduction of authorized, additional capital or another capital without preliminary written consent of the Credit Agent, with the exception of the following (i) Permitted Redemption, (ii) payments stipulated in subparagraphs (c) and (d) of definition of “Permitted Payments” of section 1.1 (Terms) in the form of reduction of additional capital of Zemenik Trading with reference of distribution of these amounts in favor of shareholders of Zemenik Trading, and (iii) reduction of additional capital of Zemenik Trading for a total amount not exceeding the extent of the Outstanding Credit relating to the Tranche V and Tranche G, with reference of distribution of this amount in favor of shareholders of Zemenik Trading provided by subparagraph (c) of section 3 (Purpose).

19.10	Issue of new shares or increase of the authorized capital stock

The Borrower undertakes to refrain from increasing the authorized capital and undertakes to procure that any Affiliated Company of the Borrower refrain from issuance of new shares and increase of the authorized capital without preliminary written consent of the Credit Agent, except for the following cases:

(a)	when the participant of the Group acquires such issued shares or increases a share in the authorized capital stock of the Affiliated Company belonging to him; and

(b)	if shares or participatory shares in the authorized capital stock of such Affiliated Company are pledged in favor of Creditors in compliance with the Agreement of Pledge, then such Agreement of Pledge will cover all 100 (one hundred) percent of shares or participatory shares in the authorized capital stock of such Affiliated Company, belonging to participants of the Group or Pledgers.

19.11	Amendment of the constituent documents

The Borrower undertakes to refrain from amendment of the constituent documents including amendments related to changes in the organizational and legal form or name of the Borrower, and undertakes to procure that any Debtor shall refrain from amendment of the constituent documents including amendments related to changes in its organizational and legal form or name without preliminary written consent of the Credit Agent, except for changes of technical character and cases when such amendment is required in compliance with the applicable legislation.

19.12	Payment of dividends and redemption of shares / participation shares

(a)    The Borrower undertakes to refrain from declaring and paying dividends without preliminary written consent of the Credit Agent, and also to refrain from redemption of his shares of participation (with the exception of the cases when it shall be required by virtue of the applicable legislation) and undertakes to procure that any Debtor shall refrain from declaring and paying dividends, and also shall refrain from redemption of the shares or participation shares (except for the cases when it shall be required by virtue of the applicable legislation) with the exception for the following cases:

(i)	payments of distributable profit by any Debtor in favor of another Debtor and by any participant of the Group in favor of the Borrower or the Guarantor;

(ii)	payments of distributable profit (including that in the form of the Permitted Redemption) in favor of shareholders of Zemenik Trading in the amount not exceeding 50 (fifty) percent out of the Corrected Consolidated Net profit of the Group in case of confirmation by the Credit Agent that value of the Corrected Debt Load Indicator does not exceed 2.9:1;

(iii)	payments of distributable profit (including that in the form of the Permitted Redemption) in favor of shareholders of Zemenik Trading in the amount not exceeding 70 (seventy) percent out of the Corrected Consolidated Net profit of the Group in case of confirmation by the Credit Agent that value of the Corrected Debt Load Indicator does not exceed 2.7:1; and

(iv)	payments of distributable profit by any participant of the Group to the minority shareholders provided that similar payments are effected in favor of shareholders (participants) being participants of the Group of such participant of the Group proportionally to their share in the authorized capital stock of such participant of the Group.

When effecting the payments stipulated in sections (ii) and (iii), the Borrower should submit calculation of the Corrected Debt Load Indicator to the Credit Agent not less than 5 (five) Working Days prior to such payment.

(b)	For the purposes of the present Article 19.12:

The Consolidated Net profit of the Group has the meaning indicated in the Article 18.7 (Definitions).

The Corrected Consolidated Net profit of the Group means the consolidated net profit of the Group for the Settlement Period as at the last Settlement Date where such period expires on such Settlement Date, without taking into account:

(i)	profits and losses resulted from revaluation of any assets;

(ii)	depreciation of “goodwill”;

(iii)	amortization and depreciation of the following intangible assets (identified in the course of acquisition of HeadHunter FSU in the accounts of the Group for the year of 2016 prepared in compliance with the International Financial Reporting Standards based on IFRS 3 standard) provided that such amortization/depreciation of intangible assets will be indicated in confirmation of the observance of financial indicators to be submitted by the Borrower to the Credit Agent together with the financial statements of the Group for the year of 2016 in compliance with the Article 17.2 (Confirmation of observance of financial indicators):

(A)	Trade mark hh;

(B)	Trade mark CV Keskus;

(C)	Recruitment database hh.ru;

(D)	Recruitment database CV Keskus;

(E)	Relations of Headhunter with clients;

(F)	Relations of CV Keskus with clients; and

(G)	Software for website hh.ru;

(iv)	profits and losses of non-monetary character from Plans of Remuneration Based On The Equity Instruments Of The Group;

(v)	profit tax accounted in the Consolidated net profit of the Group on profit and losses of non-monetary character indicated in sections (i) - (iv) above; and

(vi)	profits and losses from forming of a reserve of the postponed tax for undistributed profit.

The corrected Debt Load Indicator means a ratio as at the last Settlement Date of the amount of the Consolidated net indebtedness (as at such Settlement Date) and Amount of Dividends to the Consolidated indicator EBITDA calculated based on the consolidated financial statements of the Group (submitted to the Credit Agent on the basis of section (a) or (b) of the Article 17.1 (Financial statements)) as at the Settlement Date which has come no more than for 5 (five) months prior to the date of payment of the distributable profit in compliance with the subparagraph (ii) or (iii) of section (a) above.

The amount of Dividends is determined as the amount of dividends: (i) paid in favor of shareholders of Zemenik Trading within the financial half-year terminating at the last Settlement Date, and (ii) planned for payment in favor of shareholders of Zemenik Trading within the financial half-year beginning on the day following immediately after such Settlement Date.

19.13	Fulfillment of the subsequent conditions

The Borrower undertakes to fulfill by himself and to procure that any Affiliated Company of the Borrower shall fulfill all the subsequent conditions relating to him indicated regarding 2 Appendices 2 (Requirements to the Borrower for Credit obtaining) within the time period stipulated in the present Agreement.

19.14	Net assets

The Borrower undertakes to procure that the extent of the net assets of the Borrower, Headhunter and Zemenik Trading to be determined in respect of the Borrower and Headhunter on the basis of the financial statements submitted in compliance with section (d) of Article 17.1 (Financial statements) and in respect of the Zemenik Trading on the basis of the financial statements submitted in compliance with sections (a) or (b) of Article 17.1 (Financial statements) is positive as at the end of each financial half-year within the period of validity of the present Agreement.

19.15	Change of activity

The Borrower undertakes to refrain from essential changes in the main lines of the economic activities and undertakes to procure that each Debtor shall refrain from essential changes in the main lines of the economic activities without preliminary written consent of the Credit Agent. For the sake of clarity, the present Article 19.15 shall not apply for reduction or termination of economic activities of Headhunter in result of Permitted Reorganization.

19.16	Existing Commercial Contracts

The Borrower undertakes to provide validity of the Existing Commercial Agreements up to the Date of Definitive Repayment of the Tranche V and Tranche G or conclusion of new Agreements on similar conditions, if commercially reasonable, not later than one month prior to expiration of validity of the Existing Commercial Agreements.

19.17	Taxation

The Borrower undertakes to pay in due time taxes and duties to the corresponding budgets and to effect the obligatory payments to the off-budget funds of the Russian Federation (hereinafter referred to as Obligatory Payments), and undertakes to procure that each Affiliated Company of the Borrower shall pay the Obligatory Payments in due time, with the exception of the following:

(a)	Obligatory Payments to be challenged by the Borrower and any Affiliated Company of the Borrower as per the procedure established by the law; and

(b)	Obligatory Payments and costs for contest of them in which relation the corresponding reserves have been created that are shown in the most recent financial statements submitted to the Credit Agent in compliance with the Article 17.1 (Financial statements); and

(c)	a case when failure to effect such Obligatory Payments will not render the Essential Adverse Effect.

19.18	The Equal status of obligations

The Borrower undertakes to procure that his obligations under the present Agreement are satisfied as per the same priority as his other existing and future unfunded payment obligations and that any Affiliated Company of the Borrower has provided that its obligations under the present Agreement are satisfied per the same priority as the other existing and future unfunded payment obligations of such Affiliated Company of the Borrower, except for the obligations which primary satisfaction is explicitly provided by the legislation.

19.19	Chart of the Group Structure

The Borrower undertakes to provide preserving of the Group Structure in compliance with Chart of the Group Structure. The present obligation shall not apply to the actions permitted or stipulated in compliance with the Financial Documents.

19.20	Access

The Borrower undertakes to allow (undertakes to procure that each Affiliated Company of the Borrower shall allow) on demand of the Credit Agent, in case of occurrence and failure to correct the Failure to perform Obligations or in case the Credit Agent would have good causes to believe that occurrence of the Failure to perform Obligations is possible, an easy access to the premises, assets and primary documents (on paper or electronic media) of accounting and tax accounting to the Credit Agent and (or) to his auditors or other professional advisers, including issue of letters of attorney for the corresponding persons, and also to arrange a meeting with the Management of the Group.

19.21	Additional General Obligations

The Borrower undertakes to take at own expense on request of any Party of Financing any actions and to sign any documents and undertakes to procure that any Affiliated Company of the Borrower at own expense take any actions and sign any documents necessary to provide the validity and proper execution of the Financial Documents. In particular, the Borrower undertakes to provide on request of the Credit Agent conclusion at his own expense of:

(a)	new Agreements on Issue of the Independent Warranty with the Creditors and issue of new Independent Warranties in favor of Creditors (on the conditions identical to the conditions of existing Agreements on Issue of the Independent Warranty and Independent Warranties); and

(b)	supplementary Agreements to the Agreement of Pledge of the Borrower and Agreement of Pledge of Headhunter (on the conditions, acceptable for the Creditors),

as well as commission of all actions required to provide the validity of such Agreements in case of acquisition by any Creditor (other than the Creditors who are the party of the existing Agreements on Issue of the Independent Warranty, Agreement of Pledge of the Borrower and Agreement of Pledge of Headhunter) of the rights (to claim) against the Borrower and (or) obligations in respect of Credit granting in compliance with provisions of the Article 22.2 (Assignment of the rights and transfer of obligations by Creditors).

19.22	Obligations of Zemenik Trading

The Borrower undertakes to procure that Zemenik Trading shall perform the obligations contained in the Articles 19.2 (Prohibition on Encumbrance of assets), 19.3 (Alienation of assets), 19.4 (Acquisition of assets), 19.5 (Transactions on market conditions), 19.6 (Crediting), 19.7 (Administration of guarantees and sureties), 19.8 (Financial Indebtedness), 19.9 (Reorganization and authorized capital stock reduction), 19.10 (Issue of new shares or increase of the authorized capital stock) and 19.11 (Amendment of the constituent documents) in a manner as likely as Zemenik Trading is directly indicated in such Articles.

20.	PERMITTED REORGANIZATION

(a)	The Creditors agree hereby that the Permitted Reorganization is directly authorized by the Financial Documents if all conditions indicated in definition of the term “Permitted Reorganization” in Article 1.1 (Terms) are satisfied.

(b)	The Credit Agent undertakes to take actions on request of the Borrower and at the expense of the Borrower and to sign the documents required by the participants of the Group or Pledgers to provide of carrying out of Permitted Reorganization.

21.	EVENTS OF DEFAULT

Each of the cases, events or circumstances described in the present Article (except for the Article 21.18 (Acceleration)) is the Failure to perform Case.

21.1	Non-payment

Non-payment by the Debtor when due hereunder of any amount due and payable under the Financial Documents in such place and in such currency in which its payment is stipulated, with the exception of the cases when:

(a)	Such non-payment is a result of:

(i)	either technical or administrative error; or

(ii)	Technical Failure; and provided that

(b)	the payment is effected within 3 (three) Working Days as from the established maturity date.

21.2	Violation by the Debtor of financial indicators

Disregard by any Debtor of any obligation stipulated in Article 18 (Obligations in respect of observance of financial indicators).

21.3	Other obligations

(a)	Disregard by the Debtor or the Pledger of any provisions of the Financial Documents (except for those indicated in the Article 21.1 (Non-payment) and in the Article 21.2 (Violation by the Debtor of financial indicators)).

(b)	Event of Failure to Perform in compliance with section (a) above is not considered occurred if such disregard can be corrected and is being corrected:

(i)	in respect of the obligations stipulated in sections (a) and (b) of the Article 17.1 (Financial statements) - within 30 (thirty) days; or

(ii)	in respect of any other provisions of the Financial Documents - within 10 (ten) Working Days after the earliest of the following two dates: (A) date of forwarding of the notification by the Credit Agent to the Debtor in respect of such failure to perform, or (B) date on which the corresponding Debtor became aware of such failure to perform.

21.4	False representation

Any representation in respect of the circumstances submitted by any Debtor or the Pledger in the Financial Documents or with reference of them appears incorrect, doubtful or misleading as at the time when it shall be submitted.

21.5	Non-execution of obligations to the third parties

(a)	Any participant of the Group fails to redeem any Financial Indebtedness when due hereunder or during any grace period established in accordance with the conditions of the corresponding obligation.

(b)	Any Financial Indebtedness of any participant of the Group appears or as per otherwise procedure becomes subject to early repayment in result of occurrence of a case of a failure to perform of any character.

(c)	Any creditor of any participant of the Group acquires the right to declare any Financial Indebtedness of any participant of the Group subject to early repayment (prior to expiration of the time period for its repayment) in result of occurrence of a case of a failure to perform (of any character). The event of Failure to Perform is not considered occurred in compliance with the present section (c) if such disregard can be corrected and is corrected within 15 (fifteen) Working Days.

(d)	The event of Failure to Perform is not considered occurred bases on the present Article 21.5 if the cumulative amount of Financial Indebtedness or Obligations in respect of the Financial Indebtedness covered by provisions of sections (a) to (c) above is at any time less than 100,000,000 (one hundred millions) Rubles.

21.6	Loss of Property

Loss of property in which relation Encumbrance is created in compliance with any Agreement on Security.

21.7	Financial Insolvency

Occurrence of any of the cases or events listed below in respect of any Essential Participant of the Group:

(a)	Any Essential Participant of the Group meets the criteria for insolvency in compliance with the Bankruptcy law;

(b)	Any Essential Participant of the Group meets the criteria for insufficiency of property in compliance with the Bankruptcy law;

(c)	The financial condition of any Essential Participant of the Group affords the grounds for measures for the bankruptcy prevention in compliance with the Bankruptcy law;

(d)	Any Essential Participant of the Group meets the criteria or affords the grounds for measures for the bankruptcy prevention similar to the criteria and measures indicated in sections (a) and (b) of the present Article 21.7 (Financial Insolvency) stipulated by any legislation applicable to such Essential Participant of the Group;

(e)	Any Essential Participant of the Group starts negotiations with one or several creditors in respect of revision of time-periods of repayment of any his indebtedness by the reason of actual or anticipated financial difficulties;

(f)	The moratorium on repayment of creditors’ claims in respect of any indebtedness is introduced; or

(g)	Any Essential Participant of the Group meets any other criteria of the bankruptcy established by the Bankruptcy Law or by any other law applicable to such Essential Participant of the Group.

21.8	Financial Insolvency Procedures

Commitment of any one of the following actions in respect of any Essential Participant of the Group:

(a)	sanitation and other measures for the bankruptcy prevention;

(b)	beginning of the procedure for liquidation or bankruptcy or appointment of liquidation committee or any similar body or any official;

(c)	submission to the court of the petition by any of the Essential Participants of the Group in respect of declaration of such Essential Participant of the Group bankrupt;

(d)	submission to the court of petition of any creditor of any Debtor in respect of declaration of such Essential Participant of the Group bankrupt or in respect of liquidation (or any other similar procedure) if the arbitration tribunal or another competent court within 30 (thirty) calendar days as from the date of rendering of ruling in respect of accepting of the statement for declaration of the Essential Participant of the Group bankrupt does not render ruling in respect of refusal to commence a supervision procedure and dismissal of petition without prejudice, ruling in respect of refusal to commence a supervision procedure and termination of proceedings in case of bankruptcy, ruling in respect of returning of such petition, ruling in respect of termination of proceedings in case of bankruptcy, decisions in respect of refusal to declare bankrupt or other similar judicial act which results in either termination of proceedings in case of bankruptcy or refusal to commence such proceedings;

(e)	commencement of a supervision procedure, external management, financial rehabilitation or bankruptcy administration;

(f)	appointment of the temporary manager, external manager, insolvency administrator or any other person executing similar functions;

(g)	convening of meeting of creditors for the purpose of consideration of voluntary settlement agreement;

(h)	initiation of any other insolvency proceeding established by the bankruptcy law;

(i)	levy of execution upon any Encumbrance created in the relation of any assets of any Essential Participant of the Group if the extent of assets in which relation such Encumbrance is created, exceeds 100,000,000 (one hundred million Rubles);

(j)	commencement of any other similar procedures provided by the Financial Insolvency (bankruptcy) legislation applicable to the corresponding Essential Participant of the Group.

21.9	Compulsory withdrawal or restriction on disposal of property

Arrest, confiscation, otherwise compulsory withdrawal of property, suspension or limitation of operations at the accounts of any participant of the Group in the cumulative cost exceeding 100,000,000 (one hundred million) Rubles or an equivalent of such amount at the rate of the Central Bank of the Russian Federation for the corresponding date.

21.10	Illegality and invalidity

(a)	Execution by any Debtor or Pledger of any Obligations under the Financial Documents becomes inconsistent with the legislation.

(b)	Any Financial Document ceases to be legally valid and effective.

(c)	Any Financial Document is not concluded in compliance with the Law applicable to such Financial Document.

21.11	Repudiation of obligations or termination of Agreements

Any Debtor or Pledger declares the intention to terminate any Financial Document or takes the actions directed on contest or termination of any Financial Document or refuses to perform it (except for situations when it as authorized by the Financial Documents).

21.12	Termination of economic activities

Any Debtor suspends or terminates (or warns of suspension or termination) his major economic activities.

21.13	The Audit report with the reservation

Auditors of the Group submit the conclusion with the reservation in respect of any financial statements of any Debtor checked up by the auditors.

21.14	Judicial and administrative proceedings

(a)	beginning of any judicial, administrative or arbitrations proceedings in respect of the contest of (i) the Financial Documents, (ii) any rights of the Parties of Financing based on the Financial Documents, or (iii) transactions stipulated in the Financial Documents.

(b)	Accepting by court, arbitration tribunal or the arbitration court (including international arbitration) to action at law of any claim in respect of any participant of the Group or his assets for a total amount which together with the amount of other claims shown to such participant of the Group (or in respect of his assets) or to the other participants of the Group (or in respect of their assets), received to action by any law court, arbitration tribunal or arbitration court (including international arbitration), exceeds 150,000,000 (one hundred fifty million) Rubles or an equivalent of this amount in another currency at the rate of the Central Bank of the Russian Federation for the date of filing of the claim.

(c)	Coming into legal force of decisions of any court, arbitration tribunal or arbitration court (including international arbitration) in respect of any participant of the Group or his assets concerning collection of money funds or other assets from such participant of the Group for a total amount which together with the amount of the other legally effective decisions of any court, arbitration tribunal or the arbitration court (including international arbitration) relating to such participant of the Group (or to his assets) or to the other participants of the Group (or to their assets) exceeds 100,000,000 (one hundred million) Rubles or an equivalent of this amount in another currency at the rate of the Central Bank of the Russian Federation.

21.15	Deprivation of the right of property disposal

Limitation of capabilities of any participant of the Group to perform the economic activities in a result of: (i) deprivation or limitation of ownership rights, nationalization, requisition, confiscation, expropriation or other compulsory alienation of property, which general balance cost exceeds together with the other property of such participant of the Group and property of any other participant of the Group which has been nationalized, confiscated, confiscated, expropriated or is otherwise compulsorily alienated, is 75,000,000 (seventy five million) Rubles, (ii) prohibition or (iii) any other intervention committed by any state structure in respect of any participant of the Group (including, among the other, discharging from the post of the sole executive body, joint executive body or any managerial board of any participant of the Group).

21.16	Intellectual property

(a)	Either complete or partial termination or suspension of action, cancellation of rights to any subject of the Intellectual property

(b)	Introduction of any limitations on conditions of use or additional requirements in respect of any subjects of the Intellectual property;

(c)	Expiration of period of validity and refusal to prolong the rights to any subject of the Intellectual property substantially on the same conditions; or

(d)	Encumbrance in respect of any subjects of the Intellectual property,

in each case except for the alienation of any subject of the Intellectual property belonging to the participant of the Group, in case of alienation in favor of the persons who are not participants of the Group, of all shares or participation shares in the authorized capital stock of such participant of the Group belonging to participants of the Group (which owns the corresponding subject of the Intellectual property) if such alienation is authorized by the present Agreement conditions.

17	Essential Adverse Effect

Occurrence of the Essential Adverse Effect.

18	Acceleration

In case of occurrence of Event of Failure to perform and at any time after occurrence of any Event of Failure to perform which continues:

(a)	The Credit Agent, upon having received the Decision of the Majority of Creditors, is obliged send the notification to the Borrower, in which he:

(i)	will express refusal of the Creditors to grant money funds within the Cumulative Limit of Crediting (including the Amount subject to be rendered by the Creditors if they avail such Amount at the corresponding moment of time) then the obligation of Creditors for rendering of the Credit to the Borrower ceases; and (or)

(ii)	will state the requirement of Creditors to the Borrower about immediate early repayment of the Outstanding Credit or its any part, including the added interest, commission fees and any other amounts due to the Parties of Financing under the Financial Documents; and (or)

(iii)	will notify the Borrower of the fact that the Creditors are informed on the Event of Failure to Perform and reserve the right to demand immediate early repayment from the Borrower of the Outstanding Credit or its any part, including the added interest, commission fees and any other amounts due to the Parties of Financing under the Financial Documents; and (or)

(iv)	will notify the Borrower that Creditors reserve the right to levy execution upon the property which is a subject of pledge under the Security Agreements, or to claim based on the Independent Warranties.

(b)	The Creditors levy execution on the subject of pledge as per the procedure stipulated in the corresponding Security Agreement. The property received by the Creditors in result of execution levied on the subject of pledge under the Agreements on Security shall come into the participatory share property of the Creditors in the amount corresponding to their Proportional Shares.

(c)	The money funds received by the Creditors in result of execution levied on the property being a subject of pledge under Agreements on Security and (or) its subsequent sale in compliance with section (b) above, and remained after reimbursement of the Creditors and Credit Agent expenditures for such execution and payment of the other obligatory payments shall be charged into the Account of the Credit Agent and then shall be distributed by the Credit Agent between the Creditors according to their Proportional Shares.

For the purposes of the present Article 21.18 it shall be considered that the event of Failure to perform shall continue as from the time of occurrence of such event till the moment of obtaining by the Borrower of the notification from the Credit Agent in respect of that the Majority of Creditors agree not to exercise their rights stipulated in the present Article 21.18 with reference of occurrence of such event or circumstance.

22.	REPLACEMENT OF THE PARTIES

22.1	Assignment by the Borrower

(a)	The Borrower has no right neither to assign his rights nor to transfer his obligations under the Financial Documents without the preliminary consent of all Creditors.

(b)	The Borrower has the right either to assign his rights or to transfer his obligations under the Financial Documents to Headhunter on the condition of obtaining of advance written consent of all Creditors.

22.2	Assignment of rights and transfer of obligations by the Creditors

(a)	The Creditor (hereinafter referred to as the Existing Creditor) has the right to assign the rights and (or) to transfer the obligations under the Financial Documents at any time in full or in part to the following persons without the consent of the Borrower and other Creditors:

(i)	to the other Creditor;

(ii)	to his Affiliated person;

(iii)	to the Central bank of the Russian Federation, and also in case of the subsequent assignment of the rights and (or) transfer of obligations by the Central Bank or other similar body to any person;

(iv)	to the Russian bank or Russian credit or financial organization listed among the banks a list if which is shown in the Annex 12 (List of the Russian banks); or

(v)	Any foreign credit or financial organization of good reputation,

Anyway, except for any person in which relation the Borrower has presented confirmation satisfying the Credit Agent (referring to applicable legal acts) that such person falls under any sanctions limiting Pledgers or their Affiliated persons in respect of entering into relationship with such person or maintaining of such relations (hereinafter referred to as the Person under Sanctions).

(b)	At any time in case of absence of the event of Failure to perform Obligations the Existing Creditor has the right to assign in full or in part the rights and (or) to transfer obligations under the Financial Documents to the other persons who have been not indicated in section (a) above, provided that such person is not the Person under Sanctions, and on the condition of obtaining of advance written consent of the Borrower, at that the Borrower cannot refuse granting of such consent or protract its granting without valid excuse.

For the purposes of the present Article the New Creditor means the person in which favor the Existing Creditor in full or in part assigns the rights and (or) transfers obligations under the Financial Documents indicated in subparagraphs (a) (i) - (a) (v) of section (a) or in section (b) above.

(c)	In the case of event of Failure to Perform Obligations the consent of the Borrower to assign the rights and (or) transfer the obligations of the Existing Creditor is not required, with the exception of the cases when the expected New Creditor is the Person under Sanctions. For the purposes of the Article 388 of the Civil Code, each Debtor confirms hereby that for the purposes of the present paragraph the personality of the Creditor is of no substantial significance for him.

(d)	In case of assignment by the Existing Creditor of his rights and transfer of his obligations to the New Creditor in compliance with the present Agreement, the Borrower hereby shall submit the preliminary consent to simultaneous transfer of corresponding obligations of the Existing Creditor (debt transfer), if any, to the New Creditor.

22.3	Procedure of assignment of rights and transfer of obligations

(a)	Assignment of rights and (or) transfer of debt shall be effected in the way of signing of the Creditor Rights Assignment Agreement between the Existing Creditor, New Creditor and Credit Agent and becomes effective as at the date of signing of the Creditor Rights Assignment Agreement unless otherwise expressly provided by the Creditor Rights Assignment Agreement.

(b)	Not later than 5 (five) Working Days prior to the date of expected signing of the Creditor Rights Assignment Agreement, the Existing Creditor is obliged to notify in writing the Credit Agent in respect of the expected assignment of the rights and (or) transfer of debt with the indication of the name of the New Creditor. On or prior to the next Working Day after obtaining of the notification indicated above from the Existing Creditor, the Credit Agent is obliged to forward a copy of such notification to the Borrower.

(c)	If the Borrower within 10 (ten) Working Days after obtaining of the notification indicated in section (b) above do not submit confirmation to the Credit Agent (containing the reference to the corresponding legal acts) that such New Creditor is the Person under Sanctions, then on the date of signing of the Creditor Rights Assignment Agreement:

(i)	The Existing Creditor assigns the rights of the existing Creditor to the New Creditor in the volume stipulated in the Creditor Rights Assignment Agreement;

(ii)	The New Creditor undertakes the obligations of the Existing Creditor transferred to him in the volume stipulated in the Creditor Rights Assignment Agreement;

(iii)	The Existing Creditor is released from the obligations in the part in which these obligations are undertaken by the New Creditor; and

(iv)	The New Creditor becomes the Creditor under the present Agreement and will be bound by the conditions of the present Agreement in quality of the Creditor.

(d)	The reference in the present Agreement to the Creditor includes any New Creditor as from the date of signing of any Creditor Rights Assignment Agreement.

(e)	The new Creditor is obliged to pay remuneration on the date of signing of the Creditor Rights Assignment Agreement to the Credit Agent in the amount of 10,000 (ten thousand) Rubles as well as the VAT to be written in the separate line, calculated based on the current tax rate in compliance with the legislation of the Russian Federation on taxes and tax collection for the services of the Credit Agent under the present Agreement.

(f)	The Credit Agent undertakes to notify Debtors in writing immediately after signing of the Creditor Rights Assignment Agreement in respect of such assignment of the rights and (or) transfer of obligations under the present Agreement and to deliver a copy of the signed Creditor Rights Assignment Agreement to each Debtor.

22.4	Payment of interest at the time of assignment

(a)	Interest on the Outstanding Credit, penalty and commission fees in respect of the Proportional Share of the Existing Creditor, charged prior to the date of signing of the Creditor Rights Assignment Agreement (including the date of signing) and received from the Borrower (hereinafter referred to as the Charged Amounts), and also the other payments indicated in the Creditor Rights Assignment Agreement shall be paid by the Credit Agent to the Existing Creditor at the nearest Date of Interest Payment following the date of signing of the Creditor Rights Assignment Agreement;

(b)	The rights assigned by the Existing Creditor to the New Creditor, will not include the right of the requirement of the Added Amounts; and

(c)	The new Creditor will receive the amount of interest charged on the Outstanding Credit in respect of the Proportional Share of the New Creditor for the part of the Interest Period which comes forth after the date of signing of the Creditor Rights Assignment Agreement (not including the date of signing) and comes to an end on the expiry date of the corresponding Interest Period.

22.5	Limitation of Responsibility of the Existing Creditors

Any Existing Creditor shall not submit any representations to the New Creditor and shall not undertake any obligations to the New Creditor in respect of the following:

(a)	Financial status of any Debtor;

(b)	Observance or performance by any Debtor of his obligations under the Financial Documents or any other documents; or

(c)	Correctness of the information contained in any Financial Document.

Each New Creditor shall assure the Existing Creditor, the other Parties of Financing and each Debtor that he has read and understood all the Financial Documents, has conducted (and will continue to conduct) his own independent study and estimation of financial condition of each Debtor and he did not rely on any information submitted to him by the Existing Creditor when making decision in respect of signing of the Creditor Rights Assignment Agreement.

22.6	Ensuring the Lenders’ rights

Each Lender shall have the right, without the consent of the Obligator or another Finance Party, to pledge or create another Encumbrance in favor of any person who is not a Sanctioned Body, in respect of all or some part of its rights under any Finance Document in order to secure the obligations of such a Lender, provided that such Lender continues to fulfill its obligations under the Agreement.

22.7	Prohibition of the cession of rights and transfer of obligations to the Sanctioned Body

The cession of any rights, or transfer of any obligations, hypothecation or creation of any Encumbrance in favor of the Sanctioned Body thereof shall not apply.

23. PARTIES TO FINANCING

23.1	Decisions of the Majority of Lenders

Lenders hereby agree that, in cases dirctly provided for by the Agreement, the Lenders may exercise their rights under the Agreement or perform any actions only in case if there is a decision of the Majority of Lenders or all the Lenders. Most Lenders, via the Facility Agent, and the Facility Agent himself on his own initiative, have the right to raise the issue for discussion and taking a decision by the Lenders. The Facility Agent is obliged to inform all the Lenders about the issue under discussion using SWIFT system, to get together all the Lenders using the SWIFT system and to determine the position of the Majority of Lenders. The Lenders and the Facility Agent agree that the receipt of the relevant messages (approvals, instructions) by the Facility Agent from theLenders who make up the majority of the Lenders, or from all the Lenders using the SWIFT system, will be considered to be the proper decision of the Majority of the Lenders or all the Lenders (hereafter refered to as the Decision).

Unless otherwise is expressly provided in any Financial Document, any Decisions taken in line with the procedure provided in Article 23.1 (Decisions of the Majority of Lenders) shall be binding for all the Parties to Financing. For the sake of clarity, the Lenders hereby authorize the Facility Agent, and the Facility Agent in his turn agrees to act in line with the Decisions of the Majority of Lenders or the Decisions of all the Lenders in cases, where the existence of such a Decision is expressly set out in the given Agreement.

23.2	Appointing the Facility Agent

The Parties agree that the Lender may perform the functions of the Facility Agent. Each Financing Party (with the exception of the Lender that performs the functions of the Facility Agent) hereby designates the Facility Agent as its agent and comissions him to perform the actions set out by the Financial Documents on behalf and at the expense of such a Financing Party.

For the sake of clarity, the Parties confirm that the Lender acting as a Facility Agent, has the same rights and obligations under the Financial Instruments as any other Lender, and has the right to exercise these rights, including the right of voting while adopting the decisions, and to fulfill the obligations as if he is not a Facility Agent.

The performance of his obligations by the Facility Agent under the Agreement does not prevent the Facility Agent from performing any banking transactions with any member of the Group, including maintaining the bank accounts, credit arrangements and deposit sourcing.

If the recoverable amount received from the Obligators does not cover the amount of expenses or losses incurred by the Facility Agent as a result of performing the functions of the Facility Agent in accordance with the terms of the Financial Documents, the Lender shall have the right to raise a demand before the Lenders (with the exception of the Lender who acts as the Facility Agent), and each Lender (with the exception of the Lender, who carries out the functions of the Facility Agent) undertakes to compensate to him in the amount corresponding to the Proportional Share of the Lender within 10 (ten) Business Days upon request from the Facility Agent, any documented expenses or losses incurred by the Facility Agent (except in cases of gross negligence on the part of the CFacility Agent or an intentional unjust act made by him) as a result of performing the functions of the Facility Agent in accordance with the terms of the Financial Documents in the part not covered by the recoverable amount received from any Obligator.

The Facility Agent shall not be liable to the Lenders for his actions (or nonperformance) carried out in accordance with the Decision of the Lenders Majority or by the decision of all the Lenders.

In the event that the terms of the Agreement do not require the Decision of the Lenders Majority or the Decisions of all Lenders, the Facility Agent is obliged to act (or abstain from the actions) at his sole discretion, with the maximum acccommodation of the interests of the Lenders.

23.3	Obligations of the Facility Agent

Subject to paragraph (b) below, each Finance Party (with the exception of the Facility Agent) commissions the Facility Agent, and the Facility Agent in his turn agrees to undertake the following actions:

To receive any payments due to the Finance Parties from the Obligators under this Agreement on the Facility Agent Account, and transfer the amounts received from the Obligators to the respective Finance Party in accordance with the terms of the given Agreement.;

To receive any Loan Amounts from the Lenders on the Facility AgentAccount and transfer the Loan amounts received from the Lenders to the Borrower in accordance with the terms of this Agreement.;

To notify the Borrower and the Lenders about the interest rate for each of the Interest Periods;

To sign, on behalf of all the Finance Parties, the amendments to the given Agreement on the terms agreed upon in the Decision of the Lenders Majority or in the Decision of all Lenders, depending on the nature of the changes;

To notify the Lenders about the fulfillment (or non-fulfillment) of the requirements stipulated by this Agreement by the Borrower, as a condition for submission of the Utilization Request;

To send the original or a copy of any document received by the Facility Agent from any other Party to the respective Party for the transfer to this Party, but at the same time the Facility Agent is not obliged to investigate or verify the correctness, accuracy or completeness of such a document;

To notify the Finance Parties of a message received from any Party containing a description of any event or a circumstance, and a statement that such an event or a circumstance is the Non-fulfillment of Obligations;

To organize the decision-making process by Lenders Majority or all the Lenders on their own initiative or at the request of the Lenders Majority;

To keep the register of all the Parties (with the addresses, contact details of all the Lenders at each moment of time, and the Proportional Share of each Lender) and provide a copy of such register with the information purposes at the request of any Party;

To notify the Lenders on the failure to pay any amount of the Uncovered Loan by the Obligator, as well as any interest, remuneration or any other amounts payable by any Finance Party (other than the Facility Agent) according to the Financial Instruments;

To handover to the New Facility Agent (as specified iithe paragraph (c) of the Article 23.4 (Termination of the powers of the Facility Agent) in case of the Facility Agent’s termination of powers, all the documents either obtained by the Facility Agent from the Parties, or created by the Facility Agent in the process of performing his duties;

To perform all the other actions (or to refrain from the actions) that are provided by the given Agreement and the other Financial Documents, or are necessary for the Lenders to exercise their rights under this Agreement or the other Financial Documents on receiving the relevant Decision of the Lenders Majority or all the Lenders, as applicable.

The Facvility Agent is not entitled to exercise any rights or authorities granted in accordance with the paragraph (a) of this Article 23.3, in case if in order to exercise such rights and powers in accordance with the terms of the given Agreement, the Decision of the Lenders Majority or all the Lenders is required, and the Facility Agent has not received such a Decision of the Lenders Majority or the one of all the Lenders in the manner prescribed by this Agreement.

23.4	Termination of the Facility Agent’s authorities

The Facility Agent has the right, by notifying other Finance Parties and the Obligators within at least 15 (fifteen) Business Days, to refuse from the obligations of the Facility Agent. By the decision of the Landers Majority, the Lenders may terminate the authorities of the Facility Agent.

In the event of the Facility Agent’s banking license withdrawal (1), the Facility Agent’s authorities are automatically terminated from the date of thebanking license withdrawal, and (2) the Facility Agent or any Lender who received the information about the withdrawal of the Facility Agent’s banking license,should notify the other Parties of this event (a Notification of the License Withdrawal) during one Business Day following the day when the Facility Agent or a Lender has received the information about the withdrawal of the Banking License from the Facility Agent.

In case of termination of the Facility Agent’s authorityinitiated by the Facility Agent or on the initiative of the Lenders, the Lenders undertake to appoint a new Facility Agent by the Decision of the Lenders Majority from among the Lenders (hereinafter the New Facility Agent), and each Finance Party and the Obligators hereby confirm their consent to such an appointment. In the Decision, the Lenders determine the date of the authority termination for the Facility Agent and the procedure of natification on the authority termination for the Facility Agent to other Parties (Notification on the Authority Termination).

The Parties agree that the New Facility Agent will become a Party to this Agreement as a Facility Agent after the decision taken by the Majority of the Lenders on the appoint a New Facility Agent from the date of signing the agreement on amendments to the present Agreement, unless such an agreement provides any different date (the “Date of the New Facility Agent’s Accession). After this, any mentioning of the LFacility Agent in this Agreement will refer to the New LFacility Agent.

From the date of the Facility Agent’s authority termination and until the date of the Accession of the New Facility Agent, the Parties hereby agree that the Lender’s obligations under the given Agreement will be temporarily executed by the Lender with the maximum Proportional Share or, in the absence thereof, the Lender appointed by the Decision of the Lenders Majority (hereinafter referred to as an Interim Facility Agent).

The Parties agree that from the date of receipt of the Notification of the Authority Termination or of the Notification the Banking License Withdrawal by the Borrower and up to the date of the New Facility Agent Accession, the Obligators should make all payments provided for by this Agreement on the Accountant of the Interim Facility Agenta.

If the Facility Agent, whose authority is terminated due to specific reasons, receives any payments from the Parties, he undertakes in line with the requirements of the applicable law, to transfer such payments to the Interim Facility Agent on the same Business Day in order to make the transfer of the corresponding amounts to the Party they are due to.

23.5	Organizer

The Organizer shall not be bound by any obligations with respect to other Parties, except those that are expressly provided in the Financial Instruments.

24.	PAYMENT MECHANISM

24.1	Payments to the Facility Agent

Unless expressly provided otherwise by the given Agreement, on every date when any Obligator or a Finance Party under the terms of a Financial Document are obliged to make any payment in favor of any Party, such Obligator or Lender shall transfer the corresponding amount to the Facility Agent Account (unless otherwise provided in the context of the Financial Document) using the currency exchange rate as of the date of the established payment day. All payments made by the Obligator under this Agreement must be transferred to the Facility Agent’s Account no later than 5 p.m. The Obligator’s payments received on the Facility Agent’s Account later than the specified time, are deemed to have been received on the next Business Day.

24.2	Distribution of the finances received by the Facility Agent

The finances received by the Facility Agent from the Obligator in fulfillment of his obligations before the Lenders under this Agreement, as well as the ones received from the Lender in the result of an application of recovery on the basis of the Assurance Agreements, are distributed among the Lenders according to the Proportional Share of each of the Lenders.

Each amount of the monetary resources getitng into the Account of the Facility Agent for the other Party, shall be transferred by the Facility Agent no later than 11:00 a.m. the next Business Day to the Party which this amount is due to into the account, the details of which such Party can provide to the Facility Agent no less than 5 (five) Business Days prior to the date of payment. The Facility Agent shall transfer this amount to the appropriate Party after he verifies the fact that the required amount has been received by him in full.

24.3	Partial payments

If the Lender receives an amount insufficient for a full repayment of all the amounts payable by the Obligator under the terms of the Financial Documents at the relevant moment, the Lender shall use such amount to repay the obligations of such Obligator by the Financial Documents in the following order of priority unless otherwise is provided by the law:

first, to compensate to the Finance Parties the costs incurred in connection with the compulsory execution of their claims to the Obligator;

second, to pay accrued interest on the Uncovered Loan;

third, for the repayment of the due amount by the Uncovered Loan on the relevant date;

fourth, to pay the due fee to the Facility Agent;

fifth, for the accrued penalty payment; and

sixth, for the payment of any other amounts owed by the Obligator according to the terms of the Financial Documents.

24.4	Payments bypassing the Facility Agent

The transfer by the Obligator of any finances in compensation of due payments to the Finance Party under the Agreement, bypassing the Account of the Facility Agent, is not a proper performance of the obligations under this Agreement by the Obligator. Upon receipt by the Lender of any payment directly from the Obligator (and not from the Facility Agent), such Lender shall transfer the amount received from the Obligator to the Facility Agent’s Account on the same Business Day for distribution among all the

Finance Parties according to their Proportional Share in the manner described in the Article 24.3 (Partial Payments). Subsequently, the Obligator will be deemed to have fulfilled ihis payment obligations under this Agreement only in the part of that amount,which has been received by all the Finance Parties from the Facility Agent in accordance with the provisions of this Article.

24.5	Prohibition of offsetting by Obligators

The Borrower undertakes to carry out (and undertakes to ensure, that the other Obligators carry out as well) any payments under the Financial Documents without offsetting any homogeneous counter claims that the respective Obligator may have to any of the Finance Parties.

24.6	Currency of payments

The Borrower makes all the payments under the given Agreement in Rubles, except for the compensation of the costs to the Finance Parties incurred in connection with this Agreement, which are paid by the Borrower in the same currency in which they have occured, provided that this does not contradict the foreign exchange legislation of the Russian Federation (hereinafter - Currency of the Agreement). The Borrower’s payment obligations are deemed to be fulfilled only if the corresponding amounts are received by the Facility Agent in the Currency of the Agreement. If any amounts under this Agreement are received as a compensation of the Borrower’s obligations in a currency other than the Currency of the Agreement, and the Facility Agent converts the amount received into the Currency of the Agreement, the Borrower undertakes to compensate the Facility Agent his costs related to the conversion of the amount received into the Currency of the Agreement (according to theinternally generated rate of the account bank), as well as to compensate the difference between the amount owed to the Borrower in the Currency of the Agreement and the amount received by the Facility Agent in the result of conversion of the monetary resources received from the Borrower into the Currency of the Agreement.

24.7	Payment due date

If any Financial Document does not describe any payment due date, such payment must be made by the Obligator within 5 (five) Business Days after the receipt of the request of the respective Finance Party from the Facility Agent.

25.	NOTIFICATIONS

25.1	Written form

Any messages sent by the Parties under the Financial Documents must be prepared in writing and may be sent by a courier, postal service with notification of the delivery, by fax, or any other means which allows to make sure that the notification oindeed comes from the Party under the Financial Documents. For the purposes of this Agreement, a letter transmitted using electronic means of communication shall be deemed to be a written message.

25.2	Addresses

Unless otherwise provided than set forth below, the contact details of each Party for all communications in connection with the given Agreement are the contact details that such Party has provided to the Facility Agent for this purpose..

Contact details of the Borrower:

“Zemenik” Limited Liability Company

Address: Academician Ilyushin Str., building 4, section 1, office 54, Moscow, Russian Federation, 125319

Fax number: +7 495 974 64 27

Email Address: karen.agayan@arpartners.ru

For consideration: Agayan Karen Eduardovich

Copy: Highworld Investment Limited:

Address: Trident Chambers, P.O., Box 146, Road Town, Tortola, Virgin Islands (British)

Fax number:    +357 22 679096

E-mail address: info@fiduserve.com

For consideration:        Stelios Haralambous

Copy: ELQ Investors VIII:

Address: Goldman Sachs International, Peterborough Court, 133 Fleet Street, London EC4A 2BB

Fax number:    +44 20 7522 7070

E-mail address: greg.olafson@gs.com

For consideration:        Greg Olafson

Copy:

Address: Goldman Sachs,

Fax number:    + 7 495 645 4186

E-mail address: Oleg.Bibergan@gs.com

For consideration:        Oleg Bibergan

Contact details of the Facility Agent:

BANK VTB (PUBLIC JOINT STOCK COMPANY)

Location:    Bolshaya Morskaya Str., 29, St. Petersburg, Russian Federation, 190000

Postal address: 109147, Moscow, Vorontsovskaya Str, building 43, section 1

Telex: 412362 BFTR RU

Phone: +7 (495) 739-77-39

Fax number: +7 (495) 775-54-54

E-mail address: loanadmin@msk.vtb.ru, TM21@msk.vtb.ru

For consideration: Lending Administration

Each Lender shall communicate his contact details to the Facility Agent, who in his turn shall provide them to any other Party at its request.

Any Party shall have the right to change its contact details by sending the corresponding notice in advance to the Facility Agent not less than in 5 (five) Business Days. The Facility Agent informs about the change of the contact details all the other Parties.

If the Party designates a particular division or an official as the recipient of the message, the message will not be considered as a forwarded one if such division or the official are not specified as the recipient.

25.3	Service of a notification

Any communication or a document sent by one person to another person in connection with the Financial Documents is deemed to be received:

when sent by fax or by other means, which allows to reliably identify that the message is sent by the Party on the Finance Documents - on the receipt in legible condition; or

when sent by a courier - upon the delivery to the appropriate address; or

when sent per post - upon the delivery to the appropriate address or after 5 (five) Business Days from being handed over to the post office by postal service with a delivery confirmation, whichever occurs first.

All the notifications sent by the Obligator or addressed to the Obligator are handed over via the Facility Agent.

25.4	Language

Any notification or message sent by the Party in connection with any Financial Document must be in Russian. For the sake of clarity, the text in Russian may be accompanied by a translation into another language, with the text in Russian prevailing.

25.5	Responding the Borrower’s requests

If the Borrower sends a request for consent in accordance with the terms of this Agreement to the Facility Agent, then such a request is considered to be rejected if the Facility Agent has not sent a positive response to this request to the Borrower within 25 (twenty five) Business Days from the receipt of such a request.

26.	PARTIAL INVALIDITY

If any provision of the given Agreement is or becomes illegal, invalid or unenforceable, this does not affect the legality, validity or enforceability of any other provision of this Agreement.

27.	AMENDMENTS TO THE AGREEMENT

Any provision of this Agreement may be amended via a written agreement signed by the Borrower and the Facility Agent acting in line with the Decision of the Lenders Majority, with the exception of the cases listed in paragraphs (b) and (c) of this Article.

Taking into account the provisions of the paragraph (c) of this Article, the Terms and Conditions of the Agrement referring to:

the definition of “the Majority of Lenders” in the Article 1 (Definitions);

deferred payment of any amount under the Financial Documents;

a margin reduction or the reduction of any other amount due from any of the Obligators;

increasing the size of any Available Facility or a Cumulative Available Facility or extending the Drawdown Period or changing the Final Payment Date for the Tranche A and the Tranche B or the Final Redemption Date for the Tranche B and the Tranche G;

any provision of the Agreement that directly requires the consent of all the Lenders;

provisions of the Article 22 (Replacement of Parties) and this Article 27 (Amendments to the Agreement);

provisions of the Article 21 (Cases of Nonfulfillment); or

Changes of the Agreement Currency as defined in the Article 24.6 (Payment Currency),

also any provisions of the Assurance Agreements may be amended via written agreements signed by the Borrower, the Adpromissor, the Pledger, and the Facility Agent, stipulated that the Facility Agent obtains the Decision of all the Lenders.

The unilateral increase of the interest rate in accordance with the Article 9.2 (Revision of the Margin Size) by the Lenders occurs on the basis of the Decision of the Lenders Majority.

A significant change in circumstances, described in the Article 451 of the Civil Code, can not serve as the basis for amending or terminating the given Agreement.

28.	CONFIDENTIALITY

28.1	Confidential information

Each Financing Party agrees to maintain the privacy policy with respect to any Confidential Information and not to disclose it to any third parties, except as stipulated by the Article 28.2 (Disclosure of the Confidential Information).

28.2	Disclosure of the Confidential Information

The Confidential Information, which constitutes the bank secrecy in accordance with the legislation, is not subject to disclosure. The Finance Party is entitled to disclose the Confidential Information that does not represent the bank secrecy to:

its Affiliated Entities, professional consultants and auditors if the person to whom such a Confidential Information is provided is informed in writing of its privacy character, and the need for such an information is not available if its recipient must maintain confidentiality with respect to such information by virtue of his professional duties;

to any persons:

to whom the Finance Party is handing over (or intends to hand over) any of its rights and / or obligations under the Finance Documents, or who may become New Facility Agents and, in each of the cases, also to the professional advisers of the said persons, provided that such persons (with the exception of professional consultants who duties are required to maintain confidentiality with respect to such information by virtue of their professional) commit themselves to maintaining confidentiality with respect to the Confidential Information on the terms and conditions stipulated by this Agreement;

with who the Finance Party concludes a Loan Participant Agreement or any other treaty, or payments that can be made with a reference on any Financial Document and / or an Obligator and their professional consultants, provided that such persons (with the exception of professional consultants who by virtue of their professional duties must maintain confidentiality with respect to such information) commit themselves to maintaining confidentiality in respect of the Confidential Information within the terms under this Agreement;

the ones specified in a procecutor’s request, in the request of the court, the investigative authorities, the administrative, banking or currency supervision authority (including the Central Bank of the Russian Federation), the tax authority or any other state body acting within its competence established by the Law;

those who are a Party; or

on the consent of the Borrower or a relevant Obligator;

any rating agency (including its professional consultants) for assigning ratings to the Financial Documents and / or Obligators; and

to any credit reference bureau in accordance with the Law on the Credit Reference.

28.3	Notification of Disclosure

Each of the Finance Parties agrees to inform the Borrower of the circumstances of the Confidential Information disclosure, which has been carried out pursuant to the subparagraph 28.2 (b) (iii) of the Article 28.2 (Disclosure of the Confidential Information), except the cases, when such information is disclosed to a public authority due to the implementation of his usual inspection or regulatory functions.

The Lenders hereby inform the Borrower on the fact that the information about the Borrower and about this Agreement that is specified inthe Article 4 of the Credit Reference Law will be handed over to the appropriate credit reference bureau in accordance with the Credit Reference Law.

28.4	Obligators Liability

Each Obligator undertakes to maintain the privacy of all the terms and conditions of the Financial Documents, except for the disclosure of this information:

to the bank through which payments are made under the Agreement;

to its shareholders / participants;

to its Affiliated Entities, professional consultants and auditors if the person, to whom such Confidential Information is provided, is informed in writing of its privacy character. At the same time, there is no need for such information if its recipient, by virtue of his professional duties, must maintain confidentiality with respect to such information;

at the request of the prosecutor’s office, the court, the investigative authorities, the administrative, banking or currency supervision authority, the tax authority or any other state body acting within its competence as stipulated by the Law; or

with the consent of the Facility Agent.

28.5	Surviving obligations

The provisions set forth in the given Article 28 (Privacy Policy) remain in force and continue to be legally binding for each of the Finance Parties within 12 (twelve) months from the earliest of the following dates:

the date on which all the amounts due by the Obligators will be fully paid in accordance with this Agreement; and

the date on which such a Finance Party otherwise ceases to be the Finance Party.

29.	GOVERNING LAW

The present agreement as well as the rights and obligations of the Parties arising on the basis of this agreement are regulated by the legislation of the Russian Federation and are subject to interpretation according to it.

30.	DISPUTE RESOLUTION

a) Any argument according to this Agreement, including the interpretation of its provisions, its existence, validity or termination, is subject to the pre-trial regulation by sending of one of the Parties to another Party the relevant claim (requirement). In case of non-receipt by one of the Parties of the answer to the sending claim and non-settlement of the argument within 10 (ten) Working Days from the date of receipt of the relevant claim (requirement) of another Party, the consideration of such an argument may be judicially submitted for permission in accordance with the subparagraph (b) mentioned below.

b) According to the provisions of the subparagraph (a) mentioned above, in case of any argument arise concerning the present Agreement including the interpretation of its provisions, its existence, validity or termination, such an argument is subject to consideration by the Arbitration Court of Moscow. Each Financing Party, which intends to present a claim to the Borrower in accordance with this Article N 30, is obliged to notify about such intention the other Financing Parties (by sending the relevant information to the Credit Agent).

31.	SIGNING

The Present Agreement is signed by the Parties in 3 (three) original copies, which have equal legal force in the form of the one document.

The Present Agreement is concluded on the date indicated at the beginning of this Agreement.

APPENDIX 1

LIST OF INITIAL CREDITORS AND CREDIT LIMITS

The initial Creditors	Tranche A	Tranche B	Tranche C	Tranche D
BANK VTB (PJSC)	4 000 000 000,00 roubles	1 000 000 000,00 roubles	1 000 000 000,00 roubles	1 000 000 000,00 roubles

APPENDIX 2

REQUIREMENTS TO THE BORROWER TO OBTAIN CREDIT

PART 1

THE DOCUMENTS PROVIDED BEFORE THE SENDING OF THE APPLICATION TO THE SELECTION ACCORDING TO THE TRANCHE A

1.	The Financial Documents

Each Financial Document which is appropriately confined by its every Party.

2.	The necessary corporate documents according to every Debtor (established in accordance with the legislation of the Russian Federation).

2.1	A notary certified copy of the registered in due force constituent documents of each Debtor and all the changes and annexes to them, the registration certificates of each Debtor and in appropriate cases the registration certificates of the constituent documents and all the changes, and annexes to them.

2.2	A settlement original from the Unified State Register of Legal Entities issued by the entitled tax authority which contains the information as of no earlier than 7 (seven) days before the date of the Present Agreement for each Debtor.

2.3	A notary certified copy of the certificate about setting up of each Debtor which is a Russian legal entity to tax accounting in the Russian tax authority.

2.4	A reference on the day coming up not earlier than 14 (fourteen) days before the date of the Present Agreement, issued by the Russian tax authority on which each Debtor is registered about the absence of unliquidated obligations to the state budget and other extra budgetary funds, or in the availability of such unliquidated obligations, the existence of a schedule for their repayment, agreed with the relevant authority.

2.5	A certified copy of the decision of the entitled management authority of the each Debtor:

(i)	about approval of the Financial Documents conditions whose Party is the corresponding Debtor and the deals they envisage, and also any deals connected to them, including (in appropriate cases) about approval of the deal as a major deal and (or) as a deal in the performance of which there is an interest (in the meaning attached to these terms by the legislation of the Russian Federation);

(ii)	about empowering of the relevant person or persons by the powers which are necessary for signing of the Financial Documents of which the relevant Debtor is a party, on behalf of the latter; and

(iii)	about empowering of the relevant person or persons by the powers which are necessary for signing of all the documents and notifications on behalf of the relevant Debtor (including in appropriate cases any Applications for Selection) which are to be signed by the relevant Debtor in accordance to or in connection with the Financial Documents to which he is a Party.

2.6	The certified copies of the documents about an appointment of the unified executive body or other entitled entities with the right to sign provided by the constituent documents of each Debtor.

2.7	The notary certified copies of all the powers of attorney on granting to the authorized persons of each Debtor the powers necessary for the signing of the Financial Documents to which the relevant Debtor is the Party or, in appropriate cases, for signing or sending any documents or notifications concerning any Financial Documents.

2.8	The certified copies of the cards with samples of each person’s signatures entitled to sign on behalf of each Financial Documents Debtor, to which he is a Party, or for signing or sending any documents or notifications concerning any Financial Documents.

2.9	The notary certified copies of all the licenses, approvals, agreements, accounting and registration documents, issued by the creditor bodies, state or other bodies necessary for each Debtor in connection with the conclusion, execution, legal force provision, compulsory execution of Financial Documents to which the relevant Debtor is a Party, as well as the deals envisaged by them.

2.10	The document signed by an authorized representative of each Debtor confirming among other things that:

(i)	each document (original or copy), provided by every Debtor or on its behalf in accordance with the present Appendix 2 is genuine, contains full and up-to-date information has full legal force, has not been changed, canceled, withdrawn or terminated and that, as of the date no earlier than the date of the Present Agreement, no new documents have been issued in connection with the questions raised in the relevant document;

(ii)	all corporate approvals required in accordance with applicable law with respect to the Finance Documents and deals envisaged by them, including approval of such deals as major deals or deals in the performance of which there is interest received by the relevant Debtor;

(iii)	total cost of the deals envisaged by the Financial Documents is more than 50 (fifty) percent of the book value assets of the respective Debtor;

(iv)	The Law on Regulated Purchases does not apply to the conclusion of Financial Documents by the relevant Debtor. (In this case, such confirmation should not apply to the application of the Law on Regulated Purchases to a Financing Party).

3.	The necessary corporate documents concerning the Highworld

3.1	The notary certified copies of the constituent documents with the apostille (certificate of registration, foundation agreement, charter and the others), certified by the registered company agent (hereinafter referred to as the Registered Agent), confirming their fidelity to the original, completeness and relevance.

3.2	An original of the certificate of compliance with the established mandatory requirements (certificate of good standing), dated not earlier than seven days before the date of conclusion of the Present Agreement, issued by the Registrar of the British Virgin Islands, confirming the performance of Highworld of the established mandatory requirements in the British Virgin Islands.

3.3	An original certificate of authority (certificate of incumbency), issued by the Registered Agent, dated not earlier than seven days before the date of conclusion of the Present Agreement confirming, in particular, along with other common information: (i) the names of persons of all participants of the company - owners of placed shares entered in the register; (ii) the names (names) of all persons on the directors’ register who are members of the company’s board of directors; (iii) the fact of payment of all fees, annual fees and penalties payable by Highworld to the Registrar of the British Virgin Islands.

3.4	A copy of the register of participants certified by the Registered Agent, confirming its fidelity to the original, completeness and relevance, according to which the Highworld shares are not subject to Encumbrance, except for the Encumbrance permitted in accordance with the terms of the Financial Documents.

3.5	A copy of the register of directors, certified by the Registered Agent, confirming its fidelity to the original, completeness and relevance.

3.6	A copy of the register of pledges, if it is maintained, certified by the Registered Agent confirming its fidelity to the original, completeness and relevance, according to which the assets and other property of Highworld are not subject to Encumbrance, except for the Encumbrance permitted in accordance with the terms of the Financial Documents.

3.7	A certified copy of the decision of the Board of Directors and shareholders or any other authorized body, as provided for in the constituent documents of Highworld:

(i)	on approval of the terms of the Zemenik Trading Pledge Agreement and the deal it provides, and that the Highworld company has to sign the Zemenik Trading Pledge Agreement;

(ii)	on empowering the relevant person or persons with the powers necessary to sign the Zemenik Trading Pledge Agreement, on behalf of Highworld; and

(iii)	on empowering the relevant person or persons with the powers necessary to sign the all documents and notices, on behalf of Highworld, which have to be signed by Highworld in accordance with or in connection with the Zemenik Trading Pledge Agreement.

3.8	A notary certified and apostilled the power of attorney or granting Highworld authorized persons the authority necessary to sign the Zemenik Trading Pledge Agreement or, as appropriate, to sign or send any documents or notices in connection with the Zemenik Trading Pledge Agreement.

3.9	An original of the signature sample of each person to whom authority is granted according to the decision mentioned in subparagraph (ii) of paragraph 3.7 of this Appendix 2.

3.10	The original document signed by the authorized representative of Highworld, confirming that each document (whether it is an original or a copy), provided by Highworld or on behalf of Highworld in accordance with this Appendix 2 is genuine, contains complete and relevant information, has full legal effect, has not been changed, canceled, withdrawn or terminated, and that, as of the date not earlier than the date of the Present Agreement, in connection with the questions, no new documents were issued in the relevant document.

4.	Necessary corporate documents for each Debtor (established in accordance with the legislation of Cyprus)

4.1	An apostilled copy of the certificate of incorporation issued by the Company Registration Service of Cyprus.

4.2	An apostilled copy of the constituent agreement and the charter (including all the changes and Appendixs to them) in Greek (with the registration service stamp stamped on them) and in English.

4.3	An apostilled original of the certificate of the address of the registered office issued by the Company Registration Service of Cyprus and dated not earlier than 10 (ten) days before the date of the present Agreement.

4.4	An apostilled original of a certificate of directors and a secretary issued by the Company Registration Service of Cyprus and dated not earlier than 10 (ten) days before the date of the present Agreement.

4.5	An apostilled original of the certificate of shareholders issued by the Company Registration Service of Cyprus and dated not earlier than 10 (ten) days before the date of the present Agreement.

4.6	A certified copy of the register of directors and secretaries dated not earlier than 1 (one) day before the date of the present Agreement.

4.7	A certified copy of the register of participants, dated not earlier than 1 (one) day before the date of the present Agreement.

4.8	A certified copy of the register of mortgage and other pledges, dated not earlier than 1 (one) day before the date of the present Agreement.

4.9	An original of the certificate of authority (incumbency certificate), which in form and in essence is acceptable to the Credit Agent, together with all documents provided in accordance with such a certificate of authority.

4.10	A certified copy of the decision of the Board of Directors and shareholders or any other authorized body, as provided for in the constituent documents of each Debtor:

(i)	on approval of the terms of the Financial Documents of which the relevant Debtor is a Party and the deals they stipulate, and that the relevant Debtor has to sign the Financial Documents to which the relevant Debtor is a Party;

(ii)	on empowering the relevant person or persons with the authority necessary to sign the Financial Documents to which the relevant Debtor is a Party, on behalf of the relevant Debtor; and

(iii)	on empowering the relevant person or persons with the authority necessary to sign on behalf of the relevant Debtor all documents and notices which are to be signed by the relevant Debtor in accordance with or in connection with the Finance Documents to which the relevant Debtor is a Party.

4.11	A certified copy of the power of attorney with an apostille on providing to the authorized persons of the relevant Debtors the powers necessary for the signing of the Finance Documents to which the relevant Debtor is a Party or in appropriate cases for signing or sending any documents or notifications in connection with the Finance Documents to which the relevant Debtor is a Party.

4.12	The original of the signature sample of each person to whom the powers are granted based on the decision mentioned in the subparagraph (ii) of the paragraph 4.10 of this Appendix 2.

4.13	An original document signed by an authorized representative the corresponding Debtor which submits that every document (whether it is original or copy) provided by the relevant Debtor or on behalf of the relevant Debtor under this Appendix 2 is genuine, contains complete and relevant information, has a legal force, has not been changed, canceled, withdrawn or terminated, and that, as of the date not earlier than the date of the present Agreement, no new documents were issued in connection with the questions raised in the relevant document.

5.	Necessary Corporate Documents for ELQ Investors

5.1	A copy of constituent documents for ELQ Investors.

5.2	A copy of the decision of the ELQ Investors Board of Directors on all the following questions:

(i)	on approval of the terms of the Zeminik Trading Pledge Agreement and the deal envisaged by it, and that ELQ Investors company has to sign the Zemenik Trading Pledge Agreement;

(ii)	on empowering the relevant person or persons with the authority necessary to sign the Zemenik Trading Pledge Agreement, on behalf of ELQ Investors; and

(iii)	on empowering the relevant person or persons with the authority necessary for signing on behalf of ELQ Investors all documents and notices which are to be signed by ELQ Investors in accordance with or in connection with the Zemenik Trading Pledge Agreement.

5.3	A copy of the decision signed by all the owners of the ELQ Investors placed shares about approval of the terms of the Zeminik Trading Pledge Agreement and the deal provided by it.

5.4	The certificate of ELQ Investors, signed by the director of ELQ Investors, which:

(i)	confirms that the provision of ensuring the fulfillment of obligations within the Total Credit Limit does not entail exceeding the limits and restrictions, including the security provided, which are binding to ELQ Investors;

(ii)	certifies as of the date not earlier than the date of the present Agreement the trueness, completeness and relevancy in full submitted by a copy of the documents under this paragraph 5 of this Appendix 2 relating to the mentioned company; and

(iii)	contains samples of signatures of all persons authorized with in accordance with the decision specified above in the paragraph 5.2 of the Appendix 2, and certifies their authenticity.

5.5	If ELQ Investors acts through a representative, a notary certified and apostilled power of attorney on granting the authorized persons of ELQ Investors the authority necessary for signing Financial Documents to which ELQ Investors is a Party or in appropriate cases for signing or sending any documents or notifications in connection with the Finance Documents to which ELQ Investors is a Party.

6.	Documents relating to the final execution of Collateral Agreements

6.1	Requirements for the final execution of the collateral in the Russian Federation:

(i)	A certified copy of the decision of the sole Borrower and Headhunter about approval of the pledge provided for in the Borrower’s Pledge Agreement and The Hedhunter Pledge Agreement, respectively;

(ii)	A certified copy of the pledge notice provided in accordance with the Borrower’s Pledge Agreement and the Headhunter Pledge Agreement respectively, and confirmation that the Borrower and Headhunter had not previously received any other notice of pledge of a share in the authorized capital of the Borrower and Headhunter, respectively;

(iii)	The documentary evidence of a proper registration of a pledge of interest participation which is the subject of the Borrower’s Pledge Agreement and the Headhunter Pledge Agreement.

6.2	Requirements relating the final formalization of collateral in the British Virgin Islands:

(i)	Highworld not later than 3 (three) working days after signing the Zemenik Trading Pledge Agreement shall:

(A)	create and start maintaining the Register of Pledges, unless it was previously done in accordance with the Article 162 of the Companies of the British Virgin Islands Law;

(B)	enter into the Pledge Registry information on the pledge, in accordance with the requirements of the Companies of the British Virgin Islands Law, arising in accordance with the Zemenik Trading Pledge Agreement, and after entering the information, immediately provide the Credit Agent with a certified, true copy of the Register of Pledges with the information entered in it; and

(C)	register the Zemenik Trading Pledge Agreement with the Registrar of Information on Corporate Affairs in accordance with the Article 163 of the British Virgin Islands Companies Act, for what to provide the Registrar of Information on Corporate Affairs the required documents in an agreed form, and to the Credit Agent - written confirmation of the documents provision.

(ii)	Highworld immediately upon receipt shall provide the Credit Agent with a certificate of pledge registration issued by the Registrar of Information on Corporate Affairs, which confirms the fulfillment of the requirements of the part VIII of the British Virgin Islands Companies Act concerning the registration, as well as a copy of the application with the mark of the registration authority containing information about the pledge.

6.3	Requirements relating to the final formalization of the collateral in Cyprus:

(i)	Confirmation by a form that satisfies the Credit Agent, concerning the registration and the final formalization of the Encumbrances, established in accordance with the Borrower’s Pledge Agreement and Headhunter Pledge Agreement:

(A)	a certified copy of the Register of mortgages and other pledges of the NeadHunter FSU, confirming the recording of the Hedhunter Pledge Agreement in accordance with the clause 99 (1) of the Companies Act, Chapter 113;

(B)	a certified copy of the Register of mortgage and other pledges Zemenik Trading, confirming the recording of the Borrower’s Pledge Agreement in accordance with the clause 99 (1) of the Companies Act, Chapter 113.

(ii)	Relating to the Headhunter FSU Pledge Agreement and Zemenik Trading Pledge Agreement:

(A)	a blank signed transfer document with no date, complied in form, stipulated by the Headhunter FSU Pledge Agreement and Zemenik Trading Pledge Agreement;

(B)	all share certificates for initial shares (according to their determination in the Headhunter FSU Pledge Agreement and Zemenik Trading Pledge Agreement;

(C)	a signed, irrevocable power of attorney in the name of the pledgee in the form, stipulated by the Headhunter FSU Pledge Agreement and Zemenik Trading Pledge Agreement;

(D)	the signed applications of all the directors and officials of HeadHunter FSU and Zemenik Trading about early termination of powers (dismissal) of one’s own will with no date;

(E)	the letters of commitment and authority, made up primarily in the form mentioned in the Headhunter FSU Pledge Agreement and Zemenik Trading Pledge Agreement, signed by all the directors and officials of HeadHunter FSU and Zemenik Trading;

(F)	a certified copy of the decision taken in written form by the Board of Directors of the Borrower about approval of the pledge and transfer of the shares, complied mainly by the form mentioned in the Headhunter FSU Pledge Agreement and Zemenik Trading Pledge Agreement;

(G)	a notification about the pledge, complied mainly by the form mentioned in the Headhunter FSU Pledge Agreement and Zemenik Trading Pledge Agreement with a certified copy of the Headhunter FSU Pledge Agreement and Zemenik Trading Pledge Agreement;

(H)	a certificate, complied mainly by the form mentioned in the Headhunter FSU Pledge Agreement and Zemenik Trading Pledge Agreement, confirming a record of the pledge and a certified copy of the register of participants;

(I)	a signed refusal from the preemptive right with the imposition of the date of the of ELQ Investors and Highworld, complied mainly by the form mentioned in the Zemenik Trading Pledge Agreement;

(J)	a certified copy of the decisions of the shareholders of HeadHunter FSU and Zemenik Trading, taken in written form by quiz with a certified copy of the decision translated in Greek with the Secretary signature, about changes in the company’s charter, including the cancellation of any restrictions on the transfer (alienation) of the relevant shares in favor of the Creditors;

(K)	the signed confirmation of the secretary with no date issued by the HeadHunter FSU and Zemenik Trading concerning the submission by the Cyprus Registrar of Companies of information about changes in the consist of the officials and shareholders in case of foreclosure on the subject of pledge under the HeadHunter FSU Pledge Agreement and Zemenik Trading Pledge Agreement.

7.	Other documents and evidences

(a)	a certified copy of the Initial Financial Statements of each relevant Debtor;

(b)	the evidence that all commissions and expenses due and payable by the Debtors under any Financial Documents were or will be paid by the first Date of the Sample;

(c)	the confirmation of the funds availability of the Debtors totally in the sum not less than 300 000 000 roubles for the implementation of the Allowed Payment, as mentioned in the paragraph (c) of the definition of Allowed Payments;

(d)	the provision of the Sales and Purchase Agreement 1 and confirmation of the payment of Zemenik Trading to the Seller 55 (fifty five) percent of the purchase price for 100 (one hundred) percent of shares in the authorized capital of HeadHunter FSU under the Sales and Purchase Agreement 1, and also all the necessary confirmations (including confirmations of the state authorities) which are necessary for the conclusion of the Sales and Purchase Agreement 1; the receipt by the Credit Agent of legal opinions and memorandums of the foreign legal advisers, confirming the validity of the Sales and Purchase Agreement 1, and the legal capacity, and powers of the Parties who signed it.

(e)	the documents provision which confirms the implementation of the contribution to the property of the Borrower by Zemenik Trading in the form of 50.1 (fifty one-tenth) percent of shares in the authorized capital of HeadHunter FSU in form and content satisfying the Credit Agent.

(f)	the provision of the Sales and Purchase Agreement 2 and also all the necessary confirmations (including confirmations of the state authorities) which are necessary for the the Sales and Purchase Agreement 2 conclusion, the receipt by the Credit Agent of legal opinions and memorandums of foreign legal advisers, confirming the validity of the Sales and Purchase Agreement 2 and legal capacity, and powers of the Parties who signed it.

(g)	the original payment order of the Borrower to the Credit Agent for the transfer of amounts, received under Tranche A, for partial payment under the Sales and Purchase Agreement.

(h)	the confirmation of payment by Zemenik Trading (including on its behalf and on behalf of Highworld and (or) ELQ Investors) to the Seller of 45 (forty five) percent of the purchase price per 100 (one hundred) of shares in the authorized capital of HeadHunter FSU under the Sales Purchase Agreement 1, if such a payment was made prior to the Date of the Tranche A.

(i)	the confirmation, made on the basis of management accounts, that as of January 2016, the Revenue from Russian clients decreased by no more than 2.5 (two and a half) percent compared to January 2015.

(j)	the confirmation, that the number of active accounts of Headhunter clients (ordering the services of Headhunter in the corresponding period) which carried out the first activation of a paid service on the Sites of Obligor until 2011 (inclusive) for January 2016 decreased by no more than 2.5 (two and a half) percent compared to the same period of January 2015.

(k)	the evidence, required by the Credit Agent for conducting procedures for clients identification.

(l)	the list of affiliates of each Debtor except ELQ Investors and Highworld.

(m)	a copy of the document confirming the opening of the account from the Credit Agent by the Borrower.

(n)	the confirmation in form and content acceptable to the Credit Agent that:

(i)	the amount of loan / loans granted to Zemenik Trading or the Borrower under loan agreements which are the Authorized Financial Liability (excluding the Highworld Dollar Loan), does not exceed the aggregate amount of Tranche B, the commission for the issue of a credit, stipulated by the Article 11.2 (Commission for the issue of a credit) and remuneration to the legal, tax and other consultants in connection with the Agreement, and was used solely for payment of the purchase price to the Seller for shares in the authorized capital of HeadHunter FSU under the relevant Sales and Purchase Agreement, as well as the payment of the commission for the issue of the Credit provided by the Article 11.2 (Commission for the credit issue) and remuneration to the legal, tax and other consultants in connection with the Agreement;

(ii)	neither Headhunter nor HeadHunter FSU has outstanding debts on loans provided by third parties (except the loans to other Group members and loans listed in the Clause 11 (the List of Existing Loans)); and

(iii)	the amount of a loan / loans provided to Headhunter in favor of HeadHunter FSU under the loan agreements that are Authorized Loans does not exceed 3,000,000,000 roubles.

(o)	any other permissions or other documents, conclusions or assurances, about the need or feasibility of which in connection with the conclusion and execution of any Financial Documents and the transactions they provide, or to ensure the validity of any Financial Documents and the possibility of their enforcement, the Credit Agent has informed each of the Debtors.

(p)	the original consent of the Borrower for the receipt by the Financing Parties of the main part of the Borrower’s credit history in accordance with the Law on Credit Histories, dated not earlier than two months prior to the first Selection Date.

(q)	the confirmation of payment remuneration of legal advisers (Orrick (CIS) LLC, Alexandros Economou ¸ Walkers).

8.	Legal conclusions

The following legal conclusions are:

(a)	the legal conclusion prepared by Orrick (CIS) LLC, the legal adviser of the Credit Agent on the Russian legislation;

(b)	the legal conclusion prepared by Orrick, Herrington & Sutcliffe (Europe) LLP, the legal adviser of the Credit Agent on the English legislation;

(c)	the legal conclusion prepared by Alexandros Economou, the legal adviser of the Credit Agent on the Cyprus legislation; and

(d)	the legal conclusion prepared by Walkers, the legal adviser of the Credit Agent on the British Virgin Islands legislation.

each of them is prepared by the form acceptable to the Credit Agent, until the signing of this Agreement and is addressed to the Financing Parties that are such on the date of the relevant conclusion.

PART 2

DOCUMENTS PROVIDED AFTER SENDING THE APPLICATION FOR SELECTION ACCORDING TO THE TRANCHE A – THE NEXT CONDITIONS

1.	At term not later than 15 (fifteen) Working Days from the date of signing the Pledge Agreement:

(a)	the originals of certificates of Pledges Registration from the Service of Registration of Companies in Cyprus, which submit, that the Borrower’s Pledge Agreement and Headhunter Pledge Agreement were registered in due time for registration with the Companies Registration of Cyprus in accordance with paragraph 90 of the Companies Act, Chapter 113;

(b)	originals of settlements from the Unified State Register of Legal Entities, confirming the creation of a pledge of 100 (one hundred) percent of the share in the authorized capital of the Borrower and Headhunter;

2.	At term not later than 5 (five) Working Days from the date of Selection according to the Tranche A – payment confirmation in the full amount of the purchase price under the Sales and Purchase Agreement 1 and on partial payment of the purchase price under the Sales and Purchase Agreement 2.

3.	At term not later than 14 (fourteen) Working Days from the date of making a record in the Unified State Register of Legal Entities of the Russian Federation about the termination of the Borrower’s activities in connection with its accession to Headhunter:

(a)	each Document relating to the Reorganization, as duly concluded or signed by each Party;

(b)	the original extract from the Unified State Register of Legal Entities, issued by the entitled authority that contains the information as of no earlier than the first Working Day following the completion of the reorganization of the Borrower by accession to Headhunter;

(c)	changes in the Headhunter charter, filled after the completion of the reorganization of the Borrower by accession to Headhunter;

(d)	a record of changes in the Headhunter charter specified in the paragraph (c) mentioned above; and

(e)	other documents or information relating to the reorganization of the Borrower by accession to Headhunter required by the Credit Agent.

PART 3

DOCUMENTS PROVIDED BEFORE SENDING THE APPLICATION FOR SELECTION ACCORDING TO THE TRANCHE B

1.	The Tranche A Selection Confirmation in full.

2.	Confirmation in form and content acceptable to the Credit Agent of the implementation by the Borrower of partial payment under the Sales and Purchase Agreement 2.

3.	The evidence that all the commissions and charges due and payable by the Debtors under any Financial Documents were and will be paid to the Date of the Tranche B Selection.

4.	Confirmation of positive net assets of the Borrower and Headhunter.

5.	Confirmation of compliance with the following financial indicators (which satisfy the Credit Agent) during the period, starting from June 30, 2016 and ending on the Date of the Tranche B Selection:

(a)	the decrease in the total number of Clients (as the term is defined in the Article 17.) of the Borrower and Headhunter (without double accounting) not more than 10 (ten) percent on the basis of data of the month management accounts of the Group (only those Customers who have activated the first activation of the paid service on the Sites of Obligors until 2011 (inclusive) are accounted for);

(b)	the decrease in the total Revenues amount of the Borrower and Headhunter (without double accounting) no more than 5 (five) percent on the basis of the Borrower’s and Hedhunter’s reporting data prepared on the basis of the RAP;

(c)	the decrease in money receipts from Russian Clients by no more than 5 (five) percent based on the Group’s management reporting data, provided in accordance with the paragraph (c) of the Article 17.1 (Financial reporting);

(the indicators shown above in paragraphs (a) to (c) are compared for the period from the beginning of the calendar year, in which such indicators are tested, to the same period of 2015.)

(d)	the Debt Load Indicator (this term is defined in the Article 18.2 (the Debt Load Indicator) is less than 4,0: 1 in accordance with the audited financial statements of the Group for the financial year, provided in accordance with the paragraph (a) of the Article 17.1 (Financial reporting), of the checked Group reporting for the financial half of the year, provided in accordance with the paragraph (b) of the Article 17.1 (Financial reporting), and the monthly management Group reporting.

PART 4

DOCUMENTS PROVIDED BEFORE SENDING THE APPLICATION FOR SELECTION ACCORDING TO THE TRANCHE C

1.	The certificate certified by the Borrower, confirming the observance of the Debt Load Indicator on the last Estimated Date at the level of no more than 3.75: 1 taking into account the amount of Tranche B (when testing for the end of the fiscal year or half of the year - based on the most relevant reporting of the Group under IFRS provided in accordance with the paragraphs (a) and (b) of the Article 17.1 (Financial reporting); when testing for the end of the first or third financial quarter - based on the Group’s most relevant management reporting, provided in accordance with the paragraph (c) of the Article 17.1 (Financial Reporting)).

2.	The evidence that the fee for the Credit issue related to the Tranche C and payable by the Borrower in accordance with the clause (c) of the Article 11.2 (the Fee for the Credit issue) has been paid.

PART 5

DOCUMENTS PROVIDED BEFORE SENDING THE APPLICATION FOR SELECTION ACCORDING TO THE TRANCHE D

1.	The certificate certified by the Borrower, confirming the observance of the following conditions:

(a)	the non-decrease of the activation amount by the Headhunter clients, which carried out the first activation of paid services until 2012 (inclusive) for the first half of 2017 compared to the first half of 2016;

(b)	the growth of the activation amount by the Headhunter clients not less than 10 (ten) percent for the first half of 2017 compared to the first half of 2016;

(c)	the revenues growth of Headhunter for more than 15 (fifteen) percent for the first half of 2017 in relation to the first half of 2016 (based on the reporting of Headhunter, prepared in accordance with RAP); and

(d)	the observation of the Debt Load Indicator at a level of no more than 4.00: 1 taking into consideration the use of Tranche D based on the most relevant reporting of the Group under IFRS, provided in accordance with the paragraphs (a) and (b) of the Article 17.1 (the Financial reporting).

2.	The evidence that the fee for the Credit issue related to the Tranche D and payable by the Borrower in accordance with the paragraph (d) of the Article 11.2 (the Fee for the Credit issue) has been paid.

APPENDIX 3

FORM OF DRAWDOWN REQUEST

The Sender:	(the Borrower’s name)

The Receiver:	(the Credit Agent’s name)

The Date:	(.)

Dear Sirs,

The agreement on granting of a syndicated credit in the amount of 7,000,000,000 roubles dated (.) (including changes and annexes) (hereinafter referred to as the “Agreement”)

1.	We refer to the Agreement. The terms defined in the Agreement have the same meaning in this Selection Application if they are not given any other meaning in this Selection Application.

2.	We ask to provide with the Credit according to the (Tranche A)/(Tranche B)/(Tranche C)/(Tranche D) on the next conditions:

The selection date:	(.)

The credit currency:	Roubles.

The amount:	(.).

3.	We confirm that on the date of the present application [each Initial Requirement for [Tranche B] / [Tranche C] / [Tranche D] specified in the Article 4.1 has been made (Initial Requirements) of the Agreement and][1] all assurances of the circumstances listed in the Article 16 (Assurances of Circumstances) of the Agreement are true.

4.	The present Credit funds shall be transferred to the (Account).

5.	The Present Selection Application is irrevocable.

Best regards,

Authorised Representative

(the Borrower’s name)

[1]	Include the text in brackets only in the Selection Application according to the Tranche B, Tranche C, Tranche D.

APPENDIX 4

FORM OF ASSIGNMENT AGREEMENT

THE AGREEMENT

OF THE RIGHTS (REQUIREMENTS) ASSIGNMENT (AND THE DEBT TRANSFER)

                                                         (.) date

BETWEEN

(THE EXISTING CREDITOR)

(THE NEW CREDITOR)

AND

(THE CREDIT AGENT)

THE PRESENT AGREEMENT OF THE RIGHTS (REQUIREMENTS) ASSIGNMENT (AND THE DEBT TRANSFER) (hereinafter referred to as the Creditor’s Assignment Agreement) is concluded (.) date

BETWEEN:

(1)	(.) (open/public)/(closed) joint stock company)/(limited liability company) established in accordance with the legislation of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under the number (OGRN): (.), the place of location: (address), in the person of (indicate full name), acting on the basis of the (power of attorney), (the charter) OR (the company/legal entity/limited liability company/(open/public)/(closed) joint stock company), established/organized and existed) in accordance with the rules of law (jurisdiction), (with a place of location/registration/ main office of which is located according to the address (address), in the person of (indicate full name), acting on the basis of (the power of attorney)/(the charter) as assignor (hereinafter referred to as – the Existing Creditor);

(2)	(.) (open/public)/(closed) joint stock company)/(limited liability company) established in accordance with the legislation of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under the number (OGRN): (.), the place of location: (address), in the person of (indicate full name), acting on the basis of the (power of attorney), (the charter) OR (the company/legal entity/limited liability company/(open/public)/(closed) joint stock company), established/organized and existed) in accordance with the rules of law (jurisdiction), (with a place of location/registration/ main office of which is located according to the address (address), in the person of (indicate full name), acting on the basis of (the power of attorney)/(the charter) as assignor (hereinafter referred to as – the New Creditor);

(3)	(.) (indicate the full name of the bank – the Credit Agent) as the credit agent (hereinafter referred to as - the Credit Agent).

THE PARTIES AGREED about the following:

1.	INTERPRETATION

The terms defined in the Credit Agreement have the same meaning in this Creditor’s Assignment Agreement unless they are otherwise given in this Creditor’s Assignment Agreement.

In the present Credit’s Assignment Agreement the terms are:

The Bank Account is the bank account of the Existing Creditor specified in the clause 4 (b) of this Creditor’s Rights Assignment Agreement.

The Transaction Date is (the date of this Creditor’s Assignment Agreement) / (indicate the agreed-upon calendar date in which the assignment of rights (claims) and transfer of the debt will occur).

(Debt is the obligation of the Existing Creditor to provide the Borrower with a Credit within its Unused Credit Limit that is equal to the Creditor’s Rights Assignment on the date of this Agreement (● [Rubles] [US Dollar] [Euro].)

The Borrower is (open / public) / (closed) joint stock company) / (limited liability company) established in accordance with the legislation of the Russian Federation registered in the Unified State Register of Legal Entities of the Russian Federation under the number (OGRN): (.), with the place of location according to the address: (address) (, in the person of (indicate the full name), acting on the basis of (the power of attorney) (the Charter)).

A credit agreement is the agreement on the provision of a syndicated credit in the amount of 7,000,000,000 rubles dt May 16, 2016, concluded, among other things, between the Existing Creditor and the Borrower (including the changes and additions).

(Rights of Claim are the rights to demand the return of the Outstanding Credit in the amount (specify the amount of the credit provided to the Borrower by the Existing Creditor on the date of this assignment agreement), interests, and other payments, due to the Existing Creditor from the Borrower under the terms of the Credit Agreement, and also the rights of claims for each of the Collateral Agreements and each Independent Guarantee).

The Parties are the Existing Creditor, the New Creditor, and the Credit Agent, and the Party is each of them.

The Notification is the drawn up in accordance with Annex 1 to the Assignment Agreement of the Creditor’s Rights form notice of assignment of the Rights (Requirements) (and transfer of the Debt) of the Existing Creditor under the Credit Agreement on the terms of this Creditor’s Assignment Agreement to the Borrower by the Existing Creditor.

The Rights Price (Requirements) is the amount in the sum of (●) ((●)) [Rubles] [Dollars USA] [Euro].

2.	THE SUBJECT OF THE CREDITOR’S RIGHTS ASSIGNMENT AGREEMENT

2.1	(On the Deal Date, the Existing Creditor concedes, and the New Creditor accepts, the Claim Rights in order and under the conditions specified in the Article 22 (Replacement of the Parties) of the Credit Agreement and in the present Creditor’s Rights Assignment Agreement.) / (On the Deal Date, the Existing Creditor transfers and the New Creditor accepts the Debt in order and under the conditions specified in the Article 22 (Replacement of the Parties) of the Credit Agreement and in this Creditor’s Rights Assignment Agreement.)

2.2	The Claims Rights under the Credit Agreement are transferred to the New Creditor free from any Encumbrances.

3.	THE ORDER OF THE OBLIGATIONS PERFORMANCE BY THE PARTIES

3.1	(On the Deal Date, the New Creditor pays to the Existing Creditor the Rights (Claims) Price to the Bank Account).

3.2	On the Deal Date, the Existing Creditor terminates to be the Creditor by The Credit Agreement (in the part relating to the Claims Rights), and the New Creditor becomes the Creditor under the Credit Agreement [in the part, relating to the Claims Rights) and is subject to all provisions of the Credit Agreement and other Financial Documents.

3.3	The Existing Creditor confirms that that he does not have any information about the Borrower’s having of any objections to such an Existing Creditor that the Borrower may raise against the New Creditor in accordance with the Article 386 of the Civil Code.

3.4	The New Creditor confirms that he is informed about all conditions of the Credit Agreement and other Financial Documents, that he conducted (and will continue to conduct) his own independent study and assessment of the financial condition of each Debtor and did not rely on any information, provided to him by the Existing Creditor, when deciding on the signing of this Creditor’s Rights Assignment Agreement.

3.5	The new Creditor confirms the appointment of a Credit Agent as the credit agent in accordance with the Article 23.2 (Appointment of a Credit Agent) of the Credit Agreement.

3.6	On the Deal Date, the Existing Creditor is obliged:

(a)	to give the New Creditor the documents which certify all the rights of claim of the Existing Creditor as the Creditor under the Credit Agreement, including the original of the Credit Agreement and other Financial Documents, the Party of which is the Existing Creditor, all the amendments and additions to them, copies of the Selection Applications, as well as all the documents confirming the number of the Rights (Requirements) (and Debt) on the Deal Date;

(b)	to give the New Creditor information necessary for the implementation of the Rights (Requirements), including information on the violation of the Credit Agreement by the Borrower; and

(c)	to send notification to the Borrower.

3.7	The New Creditor’s obligations for payment of the Rights Price (Requirements) are considered to be executed at the time of receipt of the Rights Price (Claims) amount on the Bank Account of the Existing Creditor.

3.8	The Parties are obliged to perform all other actions necessary to fulfill their obligations under the present Article 3 (Procedure for Fulfilling Obligations of the Parties).

4.	PAYMENTS

All the payments under the present Creditor’s Rights Assignment Agreement are to be executed by the bank transfer on the following requisites:

(a)	The New Creditor (if applicable):

The beneficiary: (●)

The location: (●)

The Bank: (●)

SWIFT: (●)

IBAN: (●)

The Bank account: (●)

or another account indicated by the New Creditor in a written form.

(b)	The Existing Creditor:

The beneficiary: (●)

The location: (●)

The Bank: (●)

SWIFT: (●)

The correspondent account: (●)

The current account: (●)

BIC: (●)

or another account indicated by the Existing Creditor in a written form.

5.	NOTIFICATIONS

Any notifications or other official documents, sent in accordance with the present Creditor’s Rights Assignment Agreement, shall be made in a written form and may be delivered personally, sent by fax or registered mail with a delivery receipt to the following addresses:

(a)	The New Creditor:

(●)

Attention: (●)

e-mail: (●)

Telephone: (●)

Fax: (●)

(b)	The Existing Creditor:

(●)

Attention: (●)

e-mail: (●)

Telephone: (●)

Fax: (●)

(C)	The Credit Agent:

Attention: (●)

e-mail: (●)

Telephone: (●)

Fax: (●)

6.	THE APPLICABLE RIGHT

The present Creditor’s Rights Assignment Agreement is regulated by the Russian Law.

7.	The DISPUTE RESOLUTION

Should any dispute arise in connection with the present Creditor’s Rights Assignment Agreement including the interpretation of its provisions, its existence, validity or termination, such a dispute shall be subject to review in The Arbitration Court of Moscow.

8.	THE AGREEMENT CONCLUSION

The present Creditor’s Rights Assignment Agreement is signed in 3 (three) copies, one copy for each Party of the Creditor’s Rights Assignment Agreement.

ANNEX 1 TO THE CONTRACT OF ASSIGNMENT OF THE CREDITOR’S RIGHTS

FORM OF NOTIFICATION OF THE BORROWER

From:	(the Current creditor)
Recipient:	(the Borrower)
(address of the Borrower)

Copy:	(the New creditor)
(address of a new creditor)

NOTIFICATION OF THE CONDUCTED ASSIGNMENT OF CLAIMS [AND TRANSFER OF DEBT]

Hereby, [●], registration number [●], location: [●] (the Current Creditor) notifies [●], OGRN [●], location: Russian Federation, [●] (the Borrower) on the transfer of all rights (claims) [and transfer of debt] under a syndicated loan agreement between the Borrower and the Current Creditor from [●] (Loan Agreement), from the Current Creditor to [●], location: [●] (the New creditor) on the terms specified in the contract of assignment of rights (claims) [and transfer of debt] between the Current Creditor and the New creditor, contained in Annex 1.

[After receiving this notification, the Borrower shall continue to fulfill his payment obligations to the New Creditor under the Loan Agreement to the Credit Agent in accordance with the provisions of the Loan Agreement.]

Annex 1: A copy of the contract of assignment of rights (claims) [and transfer of debt] between the Current Creditor and the New Creditor.

/place of seal/

SIGNATURES OF PARTIES

(THE CURRENT CREDITOR)

[●]	)
[●]	)

PLACE OF SEAL

(THE NEW CREDITOR)

[●]	)
[●]	)

PLACE OF SEAL

(THE CREDIT AGENT)

[●]	)
[●]	)
PLACE OF SEAL

ANNEX 5

FORM OF CONFIRMATION OF FINANCIAL INDICATORS

PART 1

FORM FOR CONFIRMATION OF COMPLIANCE WITH FINANCIAL INDICATORS

ON THE BASIS OF IFRS

under the Agreement on the provision of a syndicated loan for the amount of [●] dated [●]

Sender: (name of the Borrower) (details of the Borrower)

Recipient: (name of the Credit agent) details of the Credit agent)

Auditor: (name of the Auditor) (details of the Auditor)

Date: [●]

1.	On the basis of the Agreement on the provision of a syndicated loan in the amount of [●] dated [●] (hereinafter referred to as the Agreement), the Borrower shall inform the Credit Agent of compliance with financial constraints as of [the Settlement Date] in accordance with the conditions specified in Article 18 (Obligations under compliance with financial indicators) of the Agreement.

2.	The terms defined in the Agreement have the same meaning in the present confirmation of compliance with financial indicators, unless they are given a different meaning.

3.	We confirm that the list of financial indicators in Annex 1 of this financial confirmation of compliance with financial indicators corresponds to the list of financial indicators specified in Article 18 (Obligations for compliance with financial indicators) of the Agreement.

4.	We confirm that the financial indicators given in Annex 1 to this confirmation of compliance with financial indicators were calculated by us on the basis of the financial accounting prepared in accordance with IFRS as of the Settlement Date.

5.	We confirm that as of the date of this confirmation of compliance with financial indicators, each condition for compliance with financial indicators specified in Articles 18.2 (Indicator of the Debt Load) and 18.3 (Indicator of the Interest Coverage) of the Agreement was performed.

6.	[We confirm that, as of the date of this compliance confirmation, the following conditions for compliance with the financial indicators specified in Articles 18.2 (Indicator of the Debt Load) and 18.3 (Indicator of the Interest Coverage) of the Agreement were not performed: [list financial indicators on which violations were committed]. ]

7.	[We confirm that, as of the date of [●], there is no any Event of default / [the following Events of default occurred, and we take the following measures to eliminate them: [●]].]

8.	The report of “Financial indicators of the Borrower as of the Settlement Date” is given in Annex 1 to this confirmation of compliance with financial indicators.

9.	The description of the parameters used in the report of “Financial indicators of the Borrower as of the Settlement Date” is given in Annex 2 to this confirmation of compliance with financial indicators.

Annex 1

FINANCIAL INDICATORS OF THE BORROWER AS OF THE SETTLEMENT DATE

No. in sequence	Name of financial indicator	Data source	Procedure of settlement	Indicator value	Settlement date	Event of default
1	Indicator of the Debt Load	[●]	[●]	[●]	[●]	[●]

2	Indicator of the Interest Coverage	[●]	[●]	[●]	[●]	[●]

PART 2

FORM FOR CONFIRMATION OF COMPLIANCE WITH FINANCIAL INDICATORS ON THE BASIS OF MANAGEMENT AND RUSSIAN ACCOUNTING STANDARDS REPORTS

under the Agreement on the provision of a syndicated loan for the amount of [●] dated [●]

Sender: (name of the Borrower) (details of the Borrower)

Recipient: (name of the Credit agent) details of the Credit agent)

Date: [●]

1.	On the basis of the Agreement on the provision of a syndicated loan in the amount of [●] dated [●] (hereinafter referred to as the Agreement), the Borrower shall inform the Credit Agent of compliance with financial constraints as of [the Settlement Date] in accordance with the conditions specified in Article 18 (Obligations under compliance with financial indicators) of the Agreement.

2.	The terms defined in the Agreement have the same meaning in the present confirmation of compliance with financial indicators, unless they are given a different meaning.

3.	We confirm that the list of financial indicators in Annex 1 of this financial confirmation of compliance with financial indicators corresponds to the list of financial indicators specified in Articles 18.4 (Revenue amount under the Russian accounting standards) and 18.6 (Amount of Cash Receipts) of the Agreement.

4.	We confirm that the financial indicators given in Annex 1 to this confirmation of compliance with financial indicators were calculated by us on the basis of the financial accounting prepared in accordance with Russian accounting standards and management accounting as of the Settlement Date.

5.	We confirm that as of the date of this confirmation of compliance with financial indicators, each condition for compliance with financial indicators specified in Articles 18.4 (Revenue amount under the Russian accounting standards) and 18.6 (Amount of Cash Receipts) of the Agreement was performed.

6.	[We confirm that, as of the date of this compliance confirmation, the following conditions for compliance with the financial indicators specified in Articles 18.4 (Revenue amount under the Russian accounting standards) and 18.6 (Amount of Cash Receipts) of the Agreement were not performed: [list financial indicators on which violations were committed]. ]

7.	[We confirm that, as of the date of [●], there is no any Event of default / [the following Events of default occurred, and we take the following measures to eliminate them: [●]].]

8.	The report of “Financial indicators of the Borrower as of the Settlement Date” is given in Annex 1 to this confirmation of compliance with financial indicators.

9.	The description of the parameters used in the report of “Financial indicators of the Borrower as of the Settlement Date” is given in Annex 2 to this confirmation of compliance with financial indicators.

Annex 1

FINANCIAL INDICATORS OF THE BORROWER AS OF THE SETTLEMENT DATE

No. in sequence	Name of financial indicator	Data source	Procedure of settlement	Indicator value	Settlement date	Event of default
1	Revenue amount under the Russian accounting standards	[●]	[●]	[●]	[●]	[●]

2	Amount of Cash Receipts	[●]	[●]	[●]	[●]	[●]

ANNEX 6

LOAN REPAYMENT SCHEDULE

PART 1

LOAN PAYMENT SCHEDULE ON TRANCHE A AND TRANCHE B

Date	Payment amount of Tranche A	Payment amount of Tranche B
	(as a percentage of the amount of Tranche A as of the Tranche A Drawdown Date)	(as a percentage of the amount of Tranche B as of the Tranche B Drawdown Date)
September 30, 2017	2.50%	0%
December 31, 2017	2.50%	0%
March 31, 2018	2.50%	0%
June 30, 2018	2.50%	0%
September 30, 2018	3.75%	4.50%
December 31, 2018	3.75%	4.50%
March 31, 2019	3.75%	4.50%
June 30, 2019	3.75%	4.50%
September 30, 2019	3.75%	4.50%
December 31, 2019	3.75%	4.50%
March 31, 2020	3.75%	4.50%
June 30, 2020	3.75%	4.50%
September 30, 2020	3.75%	4.50%
December 31, 2020	3.75%	4.50%
March 31, 2021	3.75%	4.50%
Date of Final payment of Tranche A and Tranche B	48.75%	50.50%

PART 2

LOAN PAYMENT SCHEDULE ON TRANCHE C AND TRANCHE D

Date	Payment amount of Tranche C	Payment amount of Tranche D
	(as a percentage of the amount of Tranche C as of the Tranche C Drawdown Date)	(as a percentage of the amount of Tranche D as of the Tranche D Drawdown Date)
date, coming in 15 months after the date of the Agreement on Amendment No. 3	2.5%	2.5%
date, coming in 18 months after the date of the Agreement on Amendment No. 3	2.5%	2.5%
date, coming in 21 months after the date of the Agreement on Amendment No. 3	2.5%	2.5%
date, coming in 24 months after the date of the Agreement on Amendment No. 3	2.5%	2.5%
date, coming in 27 months after the date of the Agreement on Amendment No. 3	3.75%	3.75%
date, coming in 30 months after the date of the Agreement on Amendment No. 3	3.75%	3.75%
date, coming in 33 months after the date of the Agreement on Amendment No. 3	3.75%	3.75%
date, coming in 36 months after the date of the Agreement on Amendment No. 3	3.75%	3.75%
date, coming in 39 months after the date of the Agreement on Amendment No. 3	3.75%	3.75%
date, coming in 42 months after the date of the Agreement on Amendment No. 3	3.75%	3.75%
date, coming in 45 months after the date of the Agreement on Amendment No. 3	3.75%	3.75%
date, coming in 48 months after the date of the Agreement on Amendment No. 3	3.75%	3.75%
date, coming in 51 months after the date of the Agreement on Amendment No. 3	3.75%	3.75%
date, coming in 54 months after the date of the Agreement on Amendment No. 3	3.75%	3.75%
date, coming in 57 months after the date of the Agreement on Amendment No. 3	3.75%	3.75%
date, coming in 60 months after the date of the Agreement on Amendment No. 3	3.75%	3.75%
Date of Final payment of Tranche C and Tranche D	45%	45%

ANNEX 7

CURRENT FINANCIAL DEBT

No. in sequence	Number and date of agreement	Creditor	Borrower	Loan amount	Currency
1.	Loan contract unnumbered, dated 13/01/16-14/01/2019	HeadHunter LLC	HeadHunter FSU Limited	205 000 000	Rubles
2.	Loan contract unnumbered, dated 14/03/14-03/04/17	HeadHunter LLC	HeadHunter FSU Limited	451 657 000	Rubles
3.	Loan contract unnumbered, dated 27/08/14-02/09/17	HeadHunter LLC	HeadHunter FSU Limited	284 000 000	Rubles
4.	Agreement unnumbered, dated 01/06/15 (05/06/2015-05/01/2016)	HeadHunter LLC	HeadHunter FSU Limited	70 000 000	Rubles
5.	Agreement unnumbered, dated 30/06/15 (30/06/2015-30/06/2017)	HeadHunter LLC	HeadHunter FSU Limited	126 000 000	Rubles
6.	Agreement unnumbered, dated 17/06/15 (19/06/2015-19/06/2017)	HeadHunter LLC	HeadHunter FSU Limited	85 000 000	Rubles
7.	Contract unnumbered, dated 16/11/15 (16/11/15-16/11/18)	HeadHunter LLC	HeadHunter FSU Limited	775 000 000	Rubles
8.	Loan contract dated 19.11.2012	HeadHunter FSU Limited	“100PABOT AZ” LLC	30 000	USD
9.	Loan contract dated 20.05.2013	HeadHunter FSU Limited	“100PABOT AZ” LLC	10 000	USD
10.	Loan contract dated 09.12.2013	HeadHunter FSU Limited	“100PABOT AZ” LLC	10 000	USD
11.	Loan contract dated 09.11.2015	HeadHunter FSU Limited	“100PABOT AZ” LLC	15 000	USD
12.	Loan contract dated 11.07.2014	LLP “HEADHUNTER .KZ”	HeadHunter FSU Limited	172 867 678	Kazakhstan Tenge (KZT)
13.	Loan contract dated 01.11.2007	HeadHunter FSU Limited	CV Keskus OÜ	1 537 970	Euro
14.	Loan agreement dated April 18, 2016	HeadHunter LLC	HeadHunter FSU Limited	500 000 000	Rubles
15.	Loan contract dated April 18, 2016	HeadHunter LLC	Zemenik LLC	60 100 000	Rubles
16.	Loan agreement dated April 18, 2016	HeadHunter FSU Limited	Zemenik Trading Limited	500 000 000	Rubles

ANNEX 8

INTELLECTUAL PROPERTY ITEMS

1.	Trademarks of debtors

No. in sequence	Type of mark	Content	Registration country	International Classification of Goods and Services Classes	Priority date	Number of certificate	Date of certificate	Term of registration
1	wordmark	HEADHUNTER	Russian Federation	09,16,35,41,42	06/04/2006	339197	12/12/2007	06/04/2026
2	wordmark	HEADHUNTER	Russian Federation	09,16,35,38,41,42	22/02/2008	401167	12/02/2010	22/02/2018
3	graphic symbol	HH	Russian Federation	09,16,35,38,41,42	22/06/2009	410843	09/06/2010	22/06/2019
4	graphic symbol	HH	Russian Federation	09,16,35,38,41,42	22/06/2009	410844	09/06/2010	22/06/2019
5	graphic symbol	new wordmark HH	Russian Federation	09,16,35,38,41,42	11/03/2009	431008	28/02/2011	11/03/2019
6	graphic symbol	HH	Russian Federation	09,16,35,38,41,42	22/06/2009	430120	14/02/2011	22/06/2019
7	wordmark	HRBBRAND	Russian Federation	09,16,35,38,41,42	22/04/2008	378423	05/05/2009	22/04/2018
8	wordmark	HR –brand of year	Russian Federation	09,16,35,38,41,42	22/02/2008	423350	22/11/2010	22/02/2018
9	wordmark	HR –brand	Russian Federation	09,16,35,38,41,42	08/04/2008	388438	02/09/2009	08/04/2018
10	wordmark	HRspace	Russian Federation	35,36	11/12/2015	602908	24/01/2017	11/12/2025
11	combined	Data base of labor costs	Russian Federation	09,16,35,38,41,42	18/02/2016	622996	10/07/2017	18/02/2026
12	combined	League of HR experts	Russian Federation	09,16,35,38,41,42	18/02/2016	615705	10/05/2017	18/02/2026
13	combined	Talent Rating	Russian Federation	09,16,35,38,41,42	18/02/2016	606635	22/02/2017	18/02/2026

2.	Sites of Debtors

Headhunter LLC (Russia) - http://hh.ru; http://headhunter.ru; http://XX.rf; http://hrbrand.ru/

3.	Data base

No. in sequence	Right holder	Type	Name	Registration country	Number of application	Date of application	Number of certificate	Date of certificate
2015
1	HeadHunter LLC	Data base	Data base of HeadHunter LLC	Russia	2015621116	August 31, 2015	2015621803	December 21, 2015

ANNEX 9

GROUP STRUCTURE CHART

ANNEX10

LITIGATION

Pending judicial proceedings as of April 14, 2016:

No. in sequence	Case number	Court name	Claimants	Defendants	Subject matter of the dispute	Claim amount	Current status
1	A40- 24718/16- 74-182	Arbitration Court of the city of Moscow	HeadHunter LLC, Russian Federation	Registrar P01, JSC Kuznetsov A.E.	on the protection of rights to trademarks as a result of registration on Kuznetsov A.E. of the domain http://i-hh.ru	0 rubles	under consideration of the court of first instance
2	- 492/ 2015	Court of Intellectual Rights	HeadHunter LLC, Russian Federation	Belgin ALTAN	on early termination of the legal protection of the trademark of the defendant KlikMi in class 35 of the ICGS	0 rubles	under consideration of the court of first instance
3	758/7053/ 15-	Initially - Podolsky district court of Kiev Then the case was transferred to the Obolonsky District Court of Kiev	Marchenko Maxim Mikhailovich	HeadHunter LLC, Ukraine	Return of payment under the contract and collection of interest	138,361 UAH	under consideration of the court of first instance
4	08-21/14-16	Office of the Federal Antimonopoly Service for the Moscow Region of the Russian Federation		HeadHunter LLC, Russian Federation and JSC “Tinkoff Bank” (Russian Federation)	Violation of the Federal Law of the Russian Federation No. 38-FZ of 13.03.2006 “On Advertising”	According to the article of the Code of Administrative Offenses of the Russian Federation 14.3.	Office of the Federal Antimonopoly Service for the Moscow Region of the Russian Federation

ANNEX 11

LIST OF CURRENT DEBTS

Number and date of agreement	Creditor	Borrower	Loan amount	Loan end date
Loan Agreement of November 25, 2014 and Supplementary Agreement No. 1 of November 19, 2015 to it	LLC “HEADHUNTER.KZ”	Krasavsky A.V.	KZT 89 798 000	19.11.2016
Loan agreement dated 26.01.2016	CV Keskus OÜ	Taavo Kuusiku	EUR 15 000	10.02.2018

ANNEX 12

LIST OF RUSSIAN BANKS

1.	Sberbank PJSC

2.	VTB Bank (PJSC)

3.	Gazprombank (Joint Stock Company)

4.	Bank “Financial Corporation “Otkrytiye” PJSC

5.	VTB 24 (PJSC)

6.	Bank of Moscow JSCB (OJSC)

7.	UniCredit Bank JSC

8.	“Moscow Credit Bank” OJSC

9.	“Promsvyazbank” PJSC

10.	Raiffeisenbank JSC

11.	“Rosbank” PJSC

12.	“Binbank” PJSC

13.	“Bank” Saint-Petersburg” PJSC

14.	Khanty-Mansiysk Bank “Otkrytiye” PJSC

15.	Sovcombank PJSC

16.	AK Bars JSCB (PJSC)

17.	City bank JSC CB

18.	Nordea Bank JSC

SIGNATURES OF THE PARTIES

The Borrower

LIMITED LIABILITY COMPANY “ZEMENIK”

Signature:

Full name: Agayan Karen Eduardovich

Position: Director General

Manager

VTB BANK (PUBLIC JOINT STOCK COMPANY)

Signature:

Full name: Buzovera Vitaly Nikolaevich

Position: Representative by proxy

The Credit Agent

VTB BANK (PUBLIC JOINT STOCK COMPANY)

Signature:

Full name: Buzovera Vitaly Nikolaevich

Position: Representative by proxy

The Original Creditor

VTB BANK (PUBLIC JOINT STOCK COMPANY)

Signature:

Full name: Buzovera Vitaly Nikolaevich

Position: Representative by proxy

HERBERT

SMITH

FREEHILLS

77 A B 5271475

October 5, 2017

HEADHUNTER FSU LIMITED

as the Pledgor

and

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

as the Pledgee

AMENDMENT AGREEMENT No. 1

to the Agreement of Pledge of a Participatory Interest in the Authorized Capital

of Headhunter LLC dated May 26, 2016

Herbert Smith Freehills CIS LLP

1.	DEFINITIONS	3

2.	AMENDMENTS	4

3.	LIMITATIONS	4

4.	REPRESENTATIONS	5

5.	FURTHER TERMS AND CONDITIONS	5

6.	APPLICABLE LAW	5

7.	DISPUTE SETTLEMENT	5

8.	EXECUTION	5

9.	FINAL PROVISIONS	5

APPENDIX 1 REVISED PARTICIPATORY INTEREST PLEDGE AGREEMENT		7

AGREEMENT OF PLEDGE OF A PARTICIPATORY INTEREST IN THE AUTHORIZED CAPITAL OF HEADHUNTER LIMITED LIABILITY COMPANY		8

THIS AMENDMENT AGREEMENT No. 1 OF THE AGREEMENT OF PLEDGE OF A PARTICIPATORY INTEREST IN THE AUTHORIZED CAPITAL OF HEADHUNTER LLC (the “Agreement”) was executed on the fifth of October twenty seventeen between:

(1)	HEADHUNTER FSU LIMITED, registration number HE 178226, address (location) of the legal entity: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus, represented by Karen Eduardovich Agayan, born on 04.14.1981, passport No. 45 13 062783, issued by the Department of the Administration of the Federal Migration Services of Russia for Moscow for Konkovo District on February 26, 2013, subdivision code 770-117, registration address: 91, Profsoyuznaya St., apt. 43, Moscow, acting under the Power of Attorney dated September 28, 2017, certified by G. Demetriou, a notary of Nicosia, Cyprus, apostille No. 210694/17 dated September 28, 2017, as a pledgor (the “Pledgor”); and

(2)	BANK VTB (PUBLIC JOINT-STOCK COMPANY), a public joint-stock company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, with its office at the address: 29, B. Morskaya St., Saint Petersburg, Russia, 190000,represented by Vitaly Nikolaevich Buzoverya, the Head of the Credit Department and the Senior Vice President, a citizen of Russia, born on 07.29.1974, passport No. 46 02 772136, issued by the Department of the Interior of Zhukovsky Town of Moscow Region on July 02, 2002, subdivision code 502-005, registration address: 11, Dzerzhinskogo St., apt. 83, Zhukovsky, acting under Power of Attorney No. 350000/21 ” dated January 13, 2017, certified by R. V. Ryabov, a notary of Moscow, and registered in the register under number 1-3, as a pledgee (the “Pledgee”).

PREAMBLE

(A)	The Pledgee and the Pledgor have entered into the Agreement of Pledge of a Participatory Interest in the Authorized Capital of Headhunter LLC dated May 26, 2016, certified by R. V. Ryabov, a notary of Moscow, number in the register: 2-500, (the “Participatory Interest Pledge Agreement”) under which the Pledgor pledged to the Pledgee a participatory interest in the authorized capital of the Company, being 100 (one hundred) percent of the authorized capital of the Company, as a security for fulfillment of the Borrower’s obligations under the Loan Agreement.

(B)	According to Amendment Agreement No. 3 of the Loan Agreement dated October 5, 2017, (hereinafter referred to as “Amendment Agreement No. 3”) concluded between, inter alia, the Borrower as a borrower and the Pledgee as an arranger, a credit agent and an original lender, the Borrower and the Pledgee agreed to amend the Loan Agreement, inter alia, to increase the loan amount up to RUB 7,000,000,000 (seven billion).

(C)	The Parties hereby agree to make such amendments to the Participatory Interest Pledge Agreement as specified herein to ensure the fulfillment of the Borrower’s obligations under the Loan Agreement as amended by Amendment Agreement No. 3.

THE PARTIES HAVE AGREED as follows:

1.	DEFINITIONS

1.1	Terms

In this Agreement:

“Effective	Date” means the effective date of Amendment Agreement No. 3.

“Revised Participatory Interest Pledge Agreement” means the Participatory Interest Pledge Agreement as amended according to this Agreement in the form provided in Appendix 1 (the “Revised Participatory Interest Pledge Agreement”).

“Amendment Agreement No. 3” has the meaning specified in Clause (B) of the Preamble.

“Party” means a party hereto.

1.2	Embedded Terms

Unless the context requires otherwise, any capitalized terms used in the Loan Agreement and the Participatory Interest Pledge Agreement which are not defined herein have the same meaning as in the Loan Agreement and the Participatory Interest Pledge Agreement.

1.3	Interpretation

The provisions of Article 1.2 (Interpretation) of the Loan Agreement shall apply to this Agreement as if they are written in this Agreement; any references to Articles, Clauses and Appendices shall be deemed references to Articles, Clauses and Appendices hereof, unless the context requires otherwise.

1.4	Purpose

This Agreement is a Financial Document.

2.	AMENDMENTS

The Parties agree that since the Effective Date the Participatory Interest Pledge Agreement shall be amended to be read in the wording specified in Appendix 1 (the “Revised Participatory Interest Pledge Agreement); and the rights and obligations of the Parties under the Participatory Interest Pledge Agreement shall be governed and construed under the terms and conditions of the Revised Participatory Interest Pledge Agreement since the Effective Date.

3.	LIMITATIONS

(a)	The mandatory nature of amendments provided for by Article 2 (Amendments) is established by the coming of Amendment Agreement No. 3 into force (as provided for by Article 327[1] of the Civil Code). The date on which the Credit Agent will confirm to the Borrower the receipt of documents, information and approvals necessary for coming of Amendment Agreement No. 3 into force is the “Effective Date”.

(b)	Any amendments to the Participatory Interest Pledge Agreement hereunder shall be limited to the amendments specified in Article 2 (Amendments). No other provisions of the Participatory Interest Pledge Agreement (except for those specified in Article 2 (Amendments)) shall be amended hereby.

(c)	This Agreement shall not release the Pledgor from any obligations provided for by the Participatory Interest Pledge Agreement.

4.	REPRESENTATIONS

(a)	The Pledgor shall submit the Pledgee representations of circumstances specified in Article 5 (Representations of Circumstances of the Pledgor) of the Participatory Interest Pledge Agreement.

(b)	Any representations of circumstances specified in Clause (a) above shall be provided by the Pledgor on the date of this Agreement with a reference to the circumstances existing on the date hereof.

(c)	Any references to the Participatory Interest Pledge Agreement in such representations on circumstances as provided according to Clause (a) above shall be deemed as including, inter alia, references to this Agreement.

5.	FURTHER TERMS AND CONDITIONS

In respect of this Agreement, the Pledgor shall submit:

(a)	within 5 (five) Business Days after signing hereof, a copy of the Pledgor’s register of pledges showing the amended information on the terms and conditions of pledge according to Article 99 of the Companies Act of the Republic of Cyprus, Cap. 113;

(b)	within 10 (ten) Business Days after signing hereof, a proof of the fact that an application on change of information on pledge has been filed to the Registrar of Companies of Cyprus according to Article 90 of Companies Act of the Republic of Cyprus, Cap. 113; and

(c)	within 30 (thirty) Business Days after signing hereof, a proof of registration of change of information on pledge issued by the Registrar of Companies of Cyprus according to Article 93 of Companies Act of the Republic of Cyprus, Cap. 113.

6.	APPLICABLE LAW

This Agreement and the rights and obligations of the Parties arising out of this Agreement shall be governed and construed in accordance the laws of the Russian Federation.

7.	DISPUTE SETTLEMENT

If any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

8.	EXECUTION

This Agreement is executed in three counterparts, one to be kept in the files of Roman Vasilyevich Ryabov, a notary of Moscow, at the address: 9, Krasnoproletarskaya St., Moscow, one for the Pledgee, and one for the Pledgor.

9.	FINAL PROVISIONS

This Agreement has been read to the Parties out loud prior to its signing, the Parties that signed this Agreement confirm that the contents hereof are fully clear to the Parties. All commentaries of the Parties have been taken into account in this Agreement, the Parties do not have any other proposals concerning the contents hereof. The contents of Articles 334–358, 450 and 452 of the Civil Code have been explained to the Parties by the notary.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

APPENDIX 1

REVISED PARTICIPATORY INTEREST PLEDGE AGREEMENT

AGREEMENT OF PLEDGE OF A PARTICIPATORY INTEREST IN THE

AUTHORIZED CAPITAL OF HEADHUNTER LIMITED LIABILITY COMPANY

Moscow

The Twenty-Sixth of May Twenty Sixteen

(as amended by Amendment Agreement No. 1 dated October 5, 2017)

BANK VTB (PUBLIC JOINT-STOCK COMPANY) (SHORT NAME: BANK VTB (PJSC)) (OGRN 1027739609391, INN 7702070139), General License for Banking Operations No. 1000, registered at its establishment by the Central Bank of the Russian Federation on October 17, 1990, No. 1000, entered into the Unified State Register of Legal Entities on November 22, 2002, (certificate of making an entry in the Unified State Register of Legal Entities concerning a legal entity being registered prior to July 01, 2002, series 77 No. 005374791, issued by Interdistrict Inspectorate of the Ministry of the Russian Federation for Taxes and Levies No. 39 for Moscow on November 22, 2002), located at: 29, Bolshaya Morskaya St., Saint Petersburg, the Russian Federation, 190000), represented by Vitaly Nikolaevich Buzoverya, acting under Power of Attorney No. 350000/25 , certified on January 14, 2016, under register number 2-25, hereinafter referred to as the “Pledgee”, on the one hand, and

HEADHUNTER FSU LIMITED, registration number HE 178226, address (location) of the legal entity: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus, represented by Yana Vladimirovna Cheremukhina, acting under the Power of Attorney dated May 12, 2016, hereinafter referred to as the “Pledgor”, on the other hand, collectively referred to as the “Parties”, for a due, timely and complete fulfillment of all current and future Borrower’s obligations under the Loan Agreement (as defined hereinafter), have entered into this agreement as follows:

PREAMBLE

(A)	According to the Syndicated Loan Agreement in the wording specified in Amendment Agreement No. 3 (the “Loan Agreement”) executed on May 16, 2016, between the Pledgee as an organizer, a credit agent and an original lender and the Borrower as a borrower, the Pledgee agreed to grant the Borrower funds in Rubles in an amount not exceeding RUB 7,000,000,000 (7 billion) under the terms and conditions of the Loan Agreement.

(B)	One of the preconditions for granting of the Loan to the Borrower under the Loan Agreement is execution of this Agreement.

(C)	This Agreement is a Financial Document as defined in the Loan Agreement.

(D)	The Pledgor is aware of the terms and conditions of the Loan Agreement and other Financial Documents.

IN VIEW OF THE FOREGOING, the Parties have agreed as follows:

1.	TERMS AND DEFINITIONS

For the purposes of this Agreement:

“Civil Code” means collectively: (a) “Civil Code of the Russian Federation (Part I)” No. 51- dated November 30, 1994, (as amended); (b) “Civil Code of the Russian Federation (Part II)” No. 14- dated January 26, 1996, (as amended); (c) “Civil Code of the Russian Federation (Part III)” No. 146- dated November 26, 2001, (as amended) and (d) “Civil Code of the Russian Federation (Part IV)” No. 230- dated December 18, 2006, (as amended).

“Agreement” means this Agreement of Pledge of a Participatory Interest in the Authorized Capital.

“EGRUL” means the Unified State Register of Legal Entities.

“Borrower” means Zemenik Limited Liability Company, Taxpayer Identification Number (INN): 7714373561, Primary State Registration Number (OGRN): 1167746153860, state registration date: February 11, 2016, name of the registration authority: Interdistrict Inspectorate of the Federal Tax Services No. 46 for Moscow, certificate of state registration of the legal entity: series 77 No. 017705664, Tax Registration Reason Code (KPP): 771401001, location of the legal entity: 4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation.

“Law on Regulated Procurement” means Federal Law of the Russian Federation No. 223- dated July 18, 2011, “On Procurement of Goods, Works, Services by Separate Types of Legal Entities”.

“Loan” means funds within the Aggregate Loan Limit granted by the Lenders to the Borrower under the Loan Agreement as Tranche A, Tranche B, Tranche C, and Tranche D.

“Loan Agreement” has the meaning specified in Clause (A) of the Preamble to this Agreement.

“Company” means Headhunter Limited Liability Company, Taxpayer Identification Number (INN of the legal entity): 7714373561, Primary State Registration Number (OGRN): 1067761906805, state registration date: December 29, 2006, name of the registration authority: Interdistrict Inspectorate of the Federal Tax Services No. 46 for Moscow, certificate of state registration of the legal entity: series 77 No. 008856455, Tax Registration Reason Code (KPP): 771 701001, location of the legal entity: 9, Godovikova St., bld. 10, Moscow, the Russian Federation.

“Obligations” means all Borrower’s current and future obligations under the Loan Agreement, including, but not limited to those specified in Clause 2.3 hereof.

“Appraiser’s Report” means such report on the market value of the Collateral as prepared by an independent appraiser appointed under Article 4 (Conditions of and Procedure for Enforcement of the Collateral) hereof for determining a disposal price of the Collateral in the enforcement cases provided for hereby.

“Collateral” means such participatory interest in the authorized capital of the Company which belongs to the Pledgor and which is specified in Clause 2.1 hereof.

“Ruble” (“RUB”) means a legal tender of the Russian Federation.

“Amendment Agreement No. 3” means Amendment Agreement No. 3 to the Loan Agreement dated October 05, 2017.

“Party/Parties” means the Pledgor and the Pledgee, together or separately, depending on the context.

“Notice” means such notice of an extra-judicial enforcement of the Collateral as sent to the Pledgor and the Company.

Other concepts and terms used in this Agreement have the same meanings as in the Loan Agreement, unless otherwise expressly follows from the context of this Agreement.

2.	COLLATERAL AND A SECURED OBLIGATION

2.1.	In order to secure a due, timely and complete fulfillment of the Obligations, the Pledgor pledges to the Pledgee a 100% (One hundred percent) participatory interest in the authorized capital of the Company, with a par value of RUB 4,276,257.55 (Four million two hundred and seventy-six thousand two hundred and fifty-seven Rubles 55 kopecks) as an original pledge (not a subsequent one) granting the Pledgee a preemptive right of satisfaction of Pledgee’s claims against any claims of other persons (except as provided by laws) in respect of any Obligations under Clause 2.3 hereof by means of a received sale cost of the Collateral.

2.2.	The Parties evaluate the Collateral’s price to be RUB 4,276,257.55 (Four million two hundred and seventy-six thousand two hundred and fifty-seven Rubles 55 kopecks). The cost of the Collateral agreed in this Clause 2.2 is not deemed to be an initial sale price in case of enforcement. The initial sale cost of the Collateral is estimated under Article 4 (Conditions of and Procedure for Enforcement of the Collateral) hereof.

2.3.	The Pledgor shall hereby be liable to the Pledgee for a due, timely and complete fulfillment of the Obligations, including, but not limited to:

2.3.1.	payment of an aggregate principal of the Loan of RUB 7,000,000,000 (Seven billion) to be finally repaid within 1,825 (One thousand eight hundred and twenty-five) calendar days from the date of Amendment Agreement No. 3 in the manner established by Article 7 (Loan Repayment) of the Loan Agreement (inter alia, in case of a mandatory early repayment provided for by the Loan Agreement);

2.3.2.	payment of interest according to Article 9 (Interest) of the Loan Agreement due on each Interest Payment Date according to the provisions of Article 9.3 (Interest Payment) of the Loan Agreement. An interest rate for the Outstanding Loan for each Interest Period is an annual interest rate equal to an amount of:

(a)	a margin of:

(i)	3.7 (three point seven) percent per annum for any Interest Period starting before the date of Amendment Agreement No. 3; or

(ii)	2.0 (two) percent per annum

(A)	for any Interest Period starting from the date of Amendment Agreement No. 3 or thereafter; or

(B)	2.5 (two point five) percent per annum in any cases specified in Article 9.2 (Margin Adjustment) of the Loan Agreement; and

(b)	the Key Interest Rate;

2.3.3.	payment of a penalty according to Article 9.4 (Penalty) of the Loan Agreement due if the Borrower fails to timely fulfill an obligation of payment of any amount due under the Financial Document; such penalty being 2/365 interest rate established under Article 9.1 (Interest Calculation) of the Loan Agreement taking into account the provisions of Article 9.2 (Margin Adjustment) of the Loan Agreement, of an overdue debt of the Outstanding Loan for each day of delay. A penalty is calculated on an overdue amount during a period from a date following an established maturity date to a date of actual payment (prior to or after delivery of a judgment);

2.3.4.	payment of reimbursement for funds available for granting the Loan under Article 11.1 (Fee for the Obligation under the Agreement) of the Loan Agreement, which amount shall be calculated as follows:

(a)	at the rate of 0.15 (zero point one five) percent per annum of an amount of the Unused Loan Limit within Tranche A (without deduction of an amount to be granted);

(b)	at the rate of 0.5 (zero point five) percent per annum of an amount of the Unused Loan Limit within Tranche B (without deduction of an amount to be granted), such consideration being accrued for the Disbursement Period of Tranche A and the Disbursement Period of Tranche B, respectively, and paid as follows:

(c)	in respect of the Unused Loan Limited of Tranche A, on the last day of the Disbursement Period of Tranche A or on the Disbursement Date of Tranche A, whichever occurs first;

(d)	in respect of the Unused Loan Limited of Tranche B, on the last Business Day of each calendar month within the Disbursement Period of Tranche B or on the last day of the Disbursement Period of Tranche B, whichever occurs first.

A fee for the obligation of granting of the Loan shall not apply to the Unused Loan Limit in terms of Tranche B and Tranche D.

2.3.5.	payment of a Lenders’ consideration for granting the Loan under Article 11.2 (Loan Extension Fee) of the Loan Agreement which amounts to:

(a)	1.5 (one point five) percent of Tranche A;

(b)	1.5 (one point five) percent of Tranche B;

(c)	0.25 (zero point two five) percent of Tranche C; and

(d)	0.25 (zero point two five) percent of Tranche D

prior to the Disbursement Date of a respective Tranche.

2.3.6.	reimbursement to the Parties to the Financing for any costs or losses to be reimbursed under Articles 14.1 (Reimbursement for Currency Costs), 14.3 (Reimbursement for Costs of the Credit Agent) and 14.4 (Transaction-Related Costs), 14.5 (Amendment Costs) of the Loan Agreement.

2.3.7.	reimbursement to the Parties to the Financing for any documented costs (including fees of any legal and other advisers) incurred by a Party to the Financing because of a mandatory performance of any Financial Document or protection of its rights under the Financial Documents, including, but not limited to any cases of seizure, maintenance, preparation for sale, sale or other enforcement of the Collateral and its sale hereunder or a judicial protection of rights of the Lenders under the Loan Agreement and (or) this Agreement.

2.3.8.	reimbursement to the Parties to the Financing for any expenses under Article 14.2 (Reimbursement for Other Costs) of the Loan Agreement incurred by a Party to the Financing as a result of:

(a)	occurrence of the Event of Default;

(b)	impossibility to grant the Loan to the Borrower against the Disbursement Request pursuant to any provisions of the Loan Agreement; or

(c)	the Borrower’s inability to early repay the Outstanding Loan or a part thereof, in spite of an early repayment notice submitted to the Credit Agent.

2.3.9.	payment of any other amounts due under the terms and conditions of the Loan Agreement;

2.3.10.	full return of any funds obtained by the Borrower if the Loan Agreement is not valid, and payment of such interest for an illegal use of the funds and/or for use of third parties’ funds as accrued under the applicable laws, as well as reimbursement for any losses (except for lost profit) incurred as a result of an illegal use of such funds.

2.4.	The Pledgor’s ownership of the Collateral and the authorities to dispose of it shall be proved by:

(a)	the Sale and Purchase Agreement for a Participatory Interest in the Authorized Capital of the Company dated January 30, 2007, between Maxim Petrovich Gortsakalyan as a seller and SALVADA COMPANY LIMITED (registration number HE 178226, registered address: Diagorou 4, Kermia Building, 6th floor, Office 601, 1097, Nicosia, Cyprus) as a buyer. The change of the name of SALVADA COMPANY LIMITED to HEADHUNTER FSU LIMITED was registered on May 9, 2011; and

(b)	the extract from the EGRUL w/o No. was issued on May 26, 2016.

2.5.	The pledge right arises for the Pledgee since the state registration with an authority performing state registration of legal entities.

2.6.	The pledge arising hereunder fully secures the Obligations as they are by the time of satisfaction, including interest, penalty, reimbursement for losses (except for lost profit) caused by a delay in fulfillment, as well as reimbursement for all costs of the Pledgee necessary for foreclosure.

2.7.	Until the pledge of the Collateral is expired or terminated, the rights of the member of the Company (including the rights to vote at the general meeting of members of the Company and to participate in the management of the Company) shall be exercised by the Pledgor, unless the Company receives a Pledgee’s written notice sent in any Event of Default provided for by Article 21 (Events of Default) of the Loan Agreement (including failure of the Pledgor to fulfill any obligations provided for hereby) (except for any cases of provision by the Credit Agent of waivers of the Lenders to exercise their rights under the Loan Agreement in any Events of Default under the terms and conditions of the Loan Agreement). Since the receipt of such notice by the Company (until the Credit Agent revokes it, if applicable), member’s rights (all or any specified in the notice) shall be exercised by the Pledgee. Such notice shall also be sent to the Pledgor.

2.8.	The Collateral shall not be subject to insurance.

2.9.	The pledge shall remain in force if the Collateral passes to any third parties.

2.10.	A subsequent pledge agreement may be concluded by the Pledgor with any third party provided that the following terms and conditions are met:

(a)	a subsequent pledge agreement shall provide for the same Collateral enforcement procedure and the same methods of disposal of the pledged property as this Agreement;

(b)	a subsequent pledge agreement shall provide for a prohibition against filing any claims by a subsequent pledgee to the debtor in terms of early fulfillment of the obligation secured by the subsequent pledge if the Pledgee enforces the pledged property; and

(c)	if a subsequent pledgee enforces the Collateral and the Pledgee also files a claim to enforce the pledged property, the Pledgee shall be entitled to choose the Collateral enforcement manner and a method of disposal of the pledged property. An appraiser, a tender organizer and a disposal price must be determined under the terms and conditions of this Agreement.

2.11.	If the Obligations are partially fulfilled, the pledge of the Collateral shall remain in its original volume until the Obligations are fulfilled completely.

2.12.	If there are any adjustments of the authorized capital of the Company in the manner established by the laws of the Russian Federation, provided that the provisions of the Loan Agreement and this Agreement are fulfilled, the Pledgor and the Pledgee shall, within 15 (Fifteen) Business Days from the date of state registration of such changes amending the Articles of Association of the Company, enter into a supplementary agreement hereto, as well as take any necessary actions for securing of the Pledgee’s pledge right for the Pledgor’s participatory interest in the adjusted authorized capital of the Company if the conclusion of such supplementary agreement and (or) taking of such actions for securing of the pledge right are required by law; the Pledgee shall always retain a participatory interest of the size as specified in Clause 2.1 hereof.

3.	PLEDGOR’S OBLIGATIONS

The Pledgor shall:

3.1.	Execute the pledge according to the laws of the Russian Federation.

Within 11 (Eleven) Business Days from the signing hereof, provide the Pledgee acting as the Credit Agent under the Loan Agreement with an original extract from the EGRUL proving:

(a)	registration of the pledge created hereunder in the EGRUL; and

(b)	existence of Encumbrance of the Collateral created hereunder.

3.2.	Execute the pledge according to the laws of the Republic of Cyprus.

3.2.1.	The Pledgor shall, within 10 (Ten) Business Days from the date of this Agreement, provide the Pledgee acting as the Credit Agent under the Loan Agreement with a certified copy of the register of mortgages and other pledges of the Pledgor; such register shall prove making an entry on this Agreement under Clause 99(1) of Companies Act, Cap. 113, as amended.

3.2.2.	The Pledgor shall, within 15 (Fifteen) Business Days from the date of this Agreement, provide the Pledgee acting as the Credit Agent under the Loan Agreement with an original pledge registration certificate issued by the Registrar of Companies in Cyprus proving that this Agreement has been registered within due time limits by the Registrar of Companies in Cyprus under Clause 90 of Companies Act, Cap. 113, as amended.

3.3.	Collateral

3.3.1.	The Pledgor shall not dispose of the Collateral or replace the Collateral without the prior written consent of the Pledgee acting as the Credit Agent under the Loan Agreement, inter alia, shall not pledge or otherwise encumber the Collateral, except if the provisions of Clause 2.10 above are fulfilled;

3.3.2.	The Pledgor shall not take any actions contradicting any terms or conditions of this Agreement which will or may lead to the loss of the Collateral or decrease in its cost;

3.3.3.	The Pledgor shall immediately notify the Pledgee if there arises a possibility to lose the title to the Collateral; shall notify the Pledgee of any actions of third parties against the Collateral and/or their claim on the Collateral, of any such Encumbrance imposed on the Collateral which violates any terms and conditions hereof, as well as of occurrence of any other circumstances related to the Collateral which may have a negative impact on the Pledgor’s ability to fulfill its obligations hereunder or have any material negative impact on the status and priority of the Pledgee’s rights hereunder; shall bear any necessary costs for settlement of any arising conflicts for protection of the Collateral; shall claim the Collateral from any third party’s illegal possession under the laws of the Russian Federation; shall immediately notify the Pledgor in writing of any information received by the Pledgor from third parties and related to any offer or a binding resolution (order, decree, judgment, instruction, etc.) of a governmental or local authority concerning any transfer of the Collateral to any third party (irrespective of a transfer method) or related to any offer of transfer of any rights to the Collateral or a part thereof to third parties;

3.3.4.	If the Collateral is lost, the Pledgor shall, within 60 (Sixty) days from the loss of the Collateral, offer the Lenders any respective property to replace the lost Collateral, and the Pledgor shall, within 120 (One hundred and twenty) days from the date of agreement of the property which will replace the Collateral with the Pledgee acting as the Credit Agent under the Loan Agreement, provide an equal property (whose composition is agreed with the Lenders) instead of the lost Collateral and (or) extend this Agreement to any other property whose composition is agreed with the Lenders for the market price of such property to be not less than the market price of the lost property;

3.3.5.	If the whole Collateral or any part thereof is withdrawn by any authority or with the help thereof, inter alia, in the process of requisition, confiscation or nationalization of the Collateral, or if there is any other action or omission of an authority which will influence the use or the cost of the Collateral, the Pledgor shall take all necessary measures for reservation and protection of the rights and interests of the Pledgee in respect of the Collateral affected by such event, including filing of claims for damages, and faithfully assist the Pledgee in carrying out actions that the Pledgee may deem necessary in connection with any of the events described above;

3.3.6.	In case of a dispute with any third parties regarding the Collateral, the Pledgor shall fulfill its procedural obligations in good faith, including presentation of evidence proving that the Collateral belongs to the Pledgor.

3.4.	Prohibition Against Reorganization and Reduction of the Authorized Capital of the Company

The Pledgor shall ensure that the Company does not, without the prior written consent of the Pledgee acting as the Credit Agent under the Loan Agreement, carry out any reorganization or reduction of its authorized capital, except for the Permitted Redemption if such Permitted Redemption results in the fact that the pledge hereunder will cover all 100 (one hundred) percent of participatory interest in the authorized capital of the Company.

3.5.	Prohibition Against Increase of the Authorized Capital of the Company

The Pledgor shall ensure that the Company does not increase the authorized capital without the prior written consent of the Pledgee acting as the Credit Agent under the Loan Agreement. Such consent is not required if the pledge hereunder covers all 100 (one hundred) percent of participatory interest in the authorized capital of the Company, including a participatory interest resulting from such increase of the authorized capital, since such increase of the authorized capital. Besides, the Pledgor undertakes, at its own expense, at the request of the Pledgee, to enter into, ensure notarization of and state registration of such supplementary agreement to this Agreement as satisfies the Pledgee and specifies a new amount of the Company’s authorized capital, 100% of which is pledged in favor of the Pledgee.

3.6.	Prohibition Against any Amendments to the Constituent Documents of the Company

The Pledgor shall ensure that the Company does not amend its constituent documents, including those related to changes in the legal form or name of the Company without the prior written consent of the Pledgee acting as the Credit Agent under the Loan Agreement, except for any technical changes and cases where any amendments are required by the applicable laws.

3.7.	Restrictions on Payment of Dividends by the Company

The Pledgor shall ensure that the Company does not declare or pay dividends, except for the Permitted Disbursements, without the prior written consent of the Pledgee acting as the Credit Agent under the Loan Agreement.

3.8.	Information

3.8.1.	In case of any such changes in information about the Pledgor within the validity term of this Agreement as may affect the proper fulfillment of any obligations hereunder by the Pledgor, the Pledgor shall notify the Pledgee acting as the Credit Agent under the Loan Agreement, of such changes within 7 (Seven) Business Days from the date of state registration of such changes;

3.8.2.	The Pledgor shall notify the Pledgee acting as the Credit Agent under the Loan Agreement in writing of changing the location or postal address of the Pledgor within 20 (Twenty) days from the date of such change.

3.8.3.	The Pledgor shall notify the Pledgee acting as the Credit Agent under the Loan Agreement in writing of any resolution of the authorized management body of the Pledgor to liquidate and (or) reorganize the Pledgor, immediately after the adoption of such resolution.

3.9.	Enforcement.

The Pledgor shall, within 3 (Three) Business Days from the receipt of the Notice sent by the Pledgee (unless another period is specified in the Notice), ensure signing of documents and perform all other actions necessary for an extra-judicial foreclosure and disposal of the Collateral.

3.10.	Permissions and Corporate Approvals.

The Pledgor shall timely obtain, maintain and comply with the terms and conditions of any permits, consents and corporate approvals required by the applicable law to fulfill its obligations under this Agreement and to ensure that this Agreement can be used as evidence in arbitration proceedings and in courts of the Russian Federation, including arbitration courts, as well as to provide the Pledgee acting as the Credit Agent under the Loan Agreement with certified copies of such documents.

3.11.	Additional General Obligations

3.11.1.	The Pledgor shall ensure that it takes all necessary actions and signs any documents within the scope of its authorities (including submission of documents and registration) for creation, execution, implementation, protection and reservation of security hereunder which is provided to the Pledgee;

3.11.2.	The Pledgor shall assist the Pledgee in exercising control over the Pledgor’s fulfillment of the terms and conditions of this Agreement, assist the Pledgee in carrying out inspections of documents on the existence and condition of the Collateral. The Pledgor shall provide such documents within:

(a)	10 (Ten) Business Days from the date of receipt of the relevant request if the Pledgor or the Company has relevant documents or they can be obtained by the Pledgor or the Company within the specified period; or

(b)	within a reasonable time if the Pledgor and the Company do not have relevant documents and they cannot be obtained by the Pledgor or the Company within the specified period;

3.11.3.	The Pledgor shall not disclose the contents of this Agreement and any information relating to the performance hereof to third parties, except for the cases described in Article 28.2 (Disclosure of Confidential Information) of the Loan Agreement.

4.	CONDITIONS OF AND PROCEDURE FOR ENFORCEMENT OF THE COLLATERAL

4.1.	In case of failure to fulfill or improper fulfillment (including a one-time event) of any of the Obligations taking into account the restrictions established by the Loan Agreement, the occurrence of any Event of Default as provided for in Article 21 (Events of Default) of the Loan Agreement (except for any cases of provision by the Credit Agent of waivers of the Lenders to exercise their rights under the Loan Agreement in any relevant Event of Default under the terms and conditions of the Loan Agreement), as well as in other cases provided for by law, the Pledgee is entitled to enforce the Collateral at its discretion judicially or extra-judicially.

4.2.	In case of enforcement of the Collateral in a judicial or extra-judicial procedure, it is disposed at the discretion of the Pledgee, inter alia, in any sequence:

4.2.1.	when enforced in court:

(a)	by sale of the Collateral at public tenders;

(b)	by retaining of the Collateral by the Pledgee;

(c)	by sale of the Collateral by the Pledgee to any third party (third parties);

4.2.2.	when enforced extra-judicially:

(a)	by sale of the Collateral by the Pledgee to any third party (third parties);

(b)	by retaining of the Collateral by the Pledgee;

(c)	by sale of the Collateral at open tenders conducted by a tender organizer acting under an agreement with the Pledgee.

4.3.	Such extra-judicial procedure for enforcement of the Collateral as provided for in this Agreement is not a pre-judicial dispute settlement procedure. When applying to a court, the Pledgee is not obliged to provide evidence that it has taken (or not taken) actions to enforce the Collateral in an extra-judicial manner established by this Agreement. The beginning of an extra-judicial enforcement of the Collateral does not prevent the Pledgee against filing a claim in court to enforce the Collateral at any time.

4.4.	The Pledgee may, at its own discretion, foreclose both the entire Collateral and part of the participatory interest forming the Collateral, while retaining the opportunity later to enforce the remaining part of the participatory interest forming the Collateral.

4.5.	If the Collateral is enforced extra-judicially, as specified in Clause 4.2.2 above, the Collateral shall be disposed not earlier than 8 (Eight) Business Days after the receipt by the Pledgor of the Notice sent to its address under Clause 8.3 below.

4.6.	The Pledgor shall assist the Pledgee in the foreclosure and disposal of the Collateral and timely submit all necessary documents which shall be duly executed.

If the Pledgor does not, within a period specified in the Notification, provide the Pledgee with the documents related to the Collateral against an acceptance certificate for disposal of the Collateral in an extra-judicial enforcement, the Pledgor shall bear any additional costs associated with the foreclosure of the Collateral.

4.7.	In order to dispose of the Collateral, the Pledgee may, on its own behalf, make all necessary transactions which are relevant to its legal capacity, inter alia, with an organizer of public tenders, and also sign and receive all necessary documents, including, but not limited to acceptance certificates.

4.8.	If the Pledgee disposes of the Collateral to any third party (third parties) judicially or extra-judicially or if the Pledgee retains the Collateral, the disposal price of the Collateral (a price at which the Pledgee may retain the Collateral) shall be determined as equal to the market cost of the Collateral established in the Appraiser’s Report.

4.9.	If the Pledgee disposes of the Collateral at any tender to any third party (third parties) judicially or extra-judicially, the initial sale price of the Collateral from which the tender starts shall be determined equal to 80% of the market cost of the Collateral established in the Appraiser’s Report.

4.10.	If the Collateral is enforced extra-judicially and a tender has been declared failed because less than two buyers appeared or if there was no bid at a tender, a subsequent tender shall be held by a consistent lowering of the price down from the initial sale price at the first tender. In that case, the sale price of the Collateral shall be consistently reduced by 5 (Five) percent of the initial sale price at the first tender. If the sale price is reduced by 30 (Thirty) percent of the initial sale price at the first tender, the amount of the further decrease in the sale price of the Collateral shall be set at 3 (Three) percent of the initial sale price at the first tender. In that case, such sale price of the Collateral as established at a subsequent tender conducted by successively reducing the price from the initial sale price at the first tender cannot be less than 50 (Fifty) percent of the initial sale price at the first tender.

4.11.	If an independent appraiser is engaged, it shall be selected at the discretion of the Pledgee from among the following appraisers: KPMG Joint-Stock Company, Deloitte CIS Holdings Limited, PricewaterhouseCoopers LLC, and Ernst & Young Global Limited. An agreement between an appraiser and the Pledgee shall be concluded on conditions acceptable to the Pledgee. The Pledgor shall bear any costs related to payment for appraiser’s services. If the Pledgee pays for appraiser’s services, the Pledgor shall reimburse for the Pledgee’s costs within 10 (Ten) Business Days from the sending a documented claim by the Pledgee to the Pledgor under Clause 8.3 below.

4.12.	In case of the foreclosure and disposal of the Collateral, the Appraiser’s Report shall be prepared not less than 3 (Three) months prior to the date of sending the Notice (in case of an extra-judicial enforcement) or at least 3 (Three) months prior to the date of applying to a court (in case of a judicial enforcement).

4.13.	If the Collateral is enforced by selling at a tender, a tender organizer shall be a specialized entity or another person registered in the Russian Federation, chosen by the Pledgee and acting under an agreement concluded with such tender organizer.

4.14.	If the Collateral is sold to any third party (third parties) judicially or extra-judicially, the Pledgee shall, within 3 (Three) Business Days from the date of crediting of funds, i.e. a price of the sold Collateral, to a Pledgee’s account, send to the Pledgor a copy of the sale and purchase agreement certified by the Pledgee (copies of such agreements) concluded with a buyer of the Collateral.

4.15.	If an amount received from the disposal of the Collateral or a price at which the Pledgee retains the Collateral exceeds a claim amount of the Pledgee, the difference shall be returned to the Pledgor.

4.16.	If the Collateral is enforced, such difference shall be returned to the Pledgor within 10 (Ten) Business Days from the date of crediting of funds, i.e. a disposal price of the Collateral to a Pledgee’s account (from the date of acquiring of the title to the Collateral by the Pledgee if it retains the Collateral).

4.17.	The Pledgor may cease the foreclosure of the Collateral within a period prior to its disposal (such period may not be shorter than the period specified in Clause 4.5 above) fulfilling the Obligation or the part thereof the fulfillment of which is delayed. Besides, the Pledgee shall cease the foreclosure and disposal of the Collateral if the Borrower or any of the Guarantors fulfills the Obligation or the part thereof the fulfillment of which is delayed within a period prior to its disposal (such period may not be shorter that the period specified in Clause 4.5 above)

5.	REPRESENTATIONS OF PLEDGOR’S CIRCUMSTANCES

In concluding this Agreement, the Pledgor shall make the following representations to the Pledgee:

5.1.	Status

5.1.1.	The Pledgor is a legal entity duly incorporated and legally acting under the applicable law; and

5.1.2.	The Pledgor is the full owner of the property belonging to it and carries out its activities under the applicable law.

5.2.	Legal Capacity and Authority

5.2.1.	The Pledgor has the legal capacity and authority to execute and perform this Agreement and the transaction envisaged hereby and has obtained all necessary approvals for execution and performance of this Agreement in the manner provided for by law and its constituent and other internal regulations, including the approval of the transaction provided for herein. A person acting on behalf of the Pledgor may enter into this Agreement;

5.2.2.	The pledge created hereunder does not have any signs of a transaction requiring the obtainment by the Pledgor of the consent of an anti-monopoly authority for its performance, in particular, under Federal Law of the Russian Federation No. 135- dated July 26, 2006, “On Protection of Competition”;

5.3.	Validity

5.3.1.	This Agreement is a legitimate, valid, binding and enforceable obligation of the Pledgor;

5.3.2.	This Agreement is drawn up in a form ensuring its enforceability in the Russian Federation.

5.4.	Absence of Contradictions

The execution and performance of this Agreement and the transaction hereunder by the Pledgor do not contradict:

(a)	the applicable law of the Russian Federation and the Republic of Cyprus or other legislation that, in the reasonable opinion of the Pledgor, is applicable;

(b)	its constituent and other internal regulations;

(c)	any resolutions of its management bodies; and

(d)	any other documents or agreements that are binding on the Pledgor.

5.5.	Title

Except for the pledge arising out of this Agreement, the Pledgor is the sole owner of the Collateral, has an uncontested and unrestricted right of ownership, free from any claims and rights of third parties, demands in respect of such Collateral.

5.6.	Collateral

5.6.1.	A participatory interest being the Collateral has been duly recognized in the balance sheet of the Pledgor, has been fully paid in accordance with the legislation of the Russian Federation, the Articles of Association and resolutions of the Company’s management bodies, and the Pledgor has no obligations to the Company and/or third parties to pay the Collateral;

5.6.2.	Neither the Pledgor, nor the Company provided any option for acquisition, rights of pre-emption, rights of first refusal or any other rights being the right to purchase participatory interest in the authorized capital of the Company, except for such preemptive right of members to acquire a participatory interest as provided for by law;

5.6.3.	The constituent documents of the Company do not provide for any restrictions on and prohibitions against the pledge of the Collateral under this Agreement in favor of a third party, transfer of the right to the specified Collateral upon concluding this Agreement and its enforcement, the preemptive right to purchase a participatory interest or a part thereof in the authorized capital by the Company at a price determined in the Articles of Association in advance, except as provided for by law;

5.6.4.	The Company has not concluded any agreements on exercising of rights of members with its members;

5.6.5.	No court, arbitration or administrative proceedings have been initiated against the Collateral, and no investigative actions have been taken. The Collateral is not seized, restricted or prohibited, nor it is encumbered.

5.7.	Registration Requirements

It is not required to perform any notarial actions in connection with this Agreement or to register this Agreement, inter alia, with any governmental authorities or institutions of the Russian Federation and/or the Republic of Cyprus, or to pay any state or registration duties or taxes or levies in connection with this Agreement, except in connection with the provisions of Clause 3.1 and Clause 3.2 of this Agreement.

5.8.	Priority of the Pledge

The pledge hereunder is security for which the Pledgee acting as the Credit Agent under the Loan Agreement has a preemptive enforcement right. Third parties do not have any rights (claims) or other rights to the Collateral.

5.9.	Regulated Procurement

The provisions of the Law on Regulated Procurement do not apply to the execution and performance of this Agreement by the Pledgor as of the date of this Agreement.

6.	TERM OF PROVISION OF REPRESENTATIONS OF CIRCUMSTANCES

6.1.	The Pledgor shall submit representations of circumstances specified in Article 5 (Representations of Circumstances of the Pledgor) hereof at the date of this Agreement.

6.2.	Except where any representations of circumstances of the Pledgor shall be submitted on a certain date, all representations of circumstances are considered to be submitted by the Pledgor on the date of the Disbursement Request, on each Disbursement Date and on the first day of each Interest Period.

6.3.	If any representations of circumstances are provided again, they are extended to the circumstances existing at the time of their subsequent submission.

6.4.	The representations contained in Clause 5.6.5 are given only on the date of this Agreement.

7.	REIMBURSEMENT FOR DAMAGE AND COSTS

The Pledgor shall pay all taxes, levies, fees and duties to be paid by it in connection with the signing, registration or notarization of this Agreement or any other document relating hereto. If the Pledgee pays such taxes, levies, fees and duties (inter alia, those imposed on the Pledgee), the Pledgor shall reimburse the Pledgee for such costs within 10 (Ten) Business Days from the sending a respective notice to the Pledgor.

8.	FINAL PROVISIONS

8.1.	Any messages sent by the Parties under this Agreement shall be made in writing and may be sent by courier, by mail with return receipt, by fax or by e-mail. For the purposes of this Agreement, a message transmitted using electronic means of communication shall be deemed to be in writing.

8.2.	Any message or document sent by the Parties in connection with this Agreement shall be deemed to have been received (except for cases of notification in accordance with the laws of the Russian Federation in case of enforcement of the Collateral and other cases expressly provided for by the Agreement):

(a)	after receiving a message in a legible form when sent by fax or by another method which allows to establish reliably that the message is from a respective Party; or

(b)	upon delivery to the relevant address when sent by courier; or

(c)	upon delivery to the relevant address or 5 (Five) Business Days after submitting to the post office when sent by mail with return receipt, whichever occurs first.

8.3.	Unless otherwise provided for below, the contact details of each Party for all messages in connection with this Agreement are data which such Party reported to the Pledgee acting as the Credit Agent under the Loan Agreement for this purpose.

(a)	Contact information of the Pledgor:

Headhunter FSU Limited
Address:	42 Dositheou, Strovolos 2028, Nicosia, Cyprus
Mail address:	42 Dositheou, Strovolos 2028, Nicosia, Cyprus
Fax:	+35722679096
E-mail:	info@fiduserve.com
Attn:	The Directors / Stelios Haralambous

Contact information of the Pledgee:

Bank VTB (Public Joint-Stock Company)
Address:	29, Bolshaya Morskaya St., Saint Petersburg, 190000
Mail address:	43 Vorontsovskaya St., bld. 1, Moscow, 109147
Fax:	+7 495 775-54-54
Telephone:	+7 495 956-71-48
E-mail:	loanadmin@msk.vtb.ru; TM21@msk.vtb.ru
Attn:	Credit Authority

(b)	Any Party may change its contact details by sending a respective notice to the other Party at least 5 (Five) Business Days prior to such change.

(c)	If a Party specifies a particular division or official as a recipient of a message, such message shall not be considered to be sent if such division or official is not designated as the recipient.

8.4.	The Pledgor hereby gives the Pledgee the consent to be liable for performance of the obligations under the Loan Agreement, inter alia, if the Lenders increase the interest rate unilaterally under the terms and conditions of the Loan Agreement, as well as if any amendments are made to the terms and conditions of the Loan Agreement, including, but not limited to, in case of change of any terms or other conditions of repayment of the Loan, interest rates, commissions and fees, conditions of ensuring the performance of obligations under the Loan Agreement, penalties, and shall be liable for a complete fulfillment of the obligations under the Loan Agreement in accordance with the amended terms or conditions of the Loan Agreement.

8.5.	If the Borrower’s rights and obligations under the Loan Agreement are transferred by succession to another person and/or the loan under the Loan Agreement is transferred, the Pledgor hereby expresses its consent to be liable for the new debtor under the Loan Agreement. The transfer of debt under the Loan Agreement does not result in extinction of pledge hereunder.

8.6.	The Pledgor hereby confirms that it is aware of all the terms and conditions of the Loan Agreement, inter alia, all circumstances that are the basis for filing a claim for the Borrower’s early performance of obligations under the Loan Agreement, and there is no excuse for the Pledgor to claim to be unaware.

8.7.	The Pledgor shall not have the right to raise any objections against the Pledgee’s claims that may be raised by the Borrower as a borrower under the Loan Agreement.

8.8.	The Pledgor hereby agrees that if the debt under the Loan Agreement is early claimed or enforcement hereunder occurs, the Pledgee may transfer any information directly or indirectly related to the Agreement to a third party engaged by the Pledgee at its discretion to settle the debt.

8.9.	If the Lender under the Loan Agreement cedes its rights and/or transfers obligations under the Loan Agreement and other Financial Documents to another bank, another credit or financial institution, a fund, the Central Bank of the Russian Federation or a third party in accordance with Article 20.2 (Assignment of Rights and Transfer of Obligations by the Lenders) of the Loan Agreement (hereinafter referred to as the “New Lender” for the purposes of this Clause), then such New Lender becomes the Pledgee under this Agreement provided that a respective entry is made in the EGRUL.

8.10.	The Pledgee shall, within 15 (Fifteen) Business Days from the date of a complete fulfillment of the Obligations, at the request of the Pledgor, sign an application together with the Pledgor to the body carrying out the state registration of legal entities, on termination of pledge of the Collateral and perform other actions required by law for termination of pledge of the Collateral.

8.11.	Such material change in circumstances as described in Article 451 of the Civil Code cannot serve as a basis for amending or terminating this Agreement on the initiative of the Pledgor. For the avoidance of doubt, the Parties hereby confirm that this Clause 8.11 does not limit the right of the Parties to modify or terminate this Agreement on the terms and conditions stipulated herein or by agreement of the Parties.

8.12.	This Agreement and the rights and obligations of the Parties arising out of this Agreement shall be governed and construed by the laws of the Russian Federation.

8.13.	If any provision hereof becomes invalid or inconsistent with the laws of the Russian Federation due to any changes in the laws of the Russian Federation in effect at the conclusion hereof, all other provisions hereof shall remain valid.

8.14.	If any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

8.15.	This Agreement shall be subject to notarization. All amendments hereto shall be in writing and notarized.

8.16.	The Agreement shall come into force upon being notarized and shall be valid until the Parties have fulfilled their obligations in full.

8.17.	This Agreement is made in three counterparts, one shall be kept by Roman Vasilyevich Ryabov, a notary of Moscow, at the address: 9, Krasnoproletarskaya St., Moscow, one for the Pledgee, and one for the Pledgor.

8.18.	The Parties agree that the Company shall be notified by the Pledgor of the pledge of the Collateral.

8.19.	The contents of Articles 334-358 of the Civil Code, Article 22 of Federal Law No. 14- “On Limited Liability Companies” dated February 08, 1998, Articles 94.1, 94.2, 94.3, 94.4 of the Fundamental Principles of Legislation of the Russian Federation on the Notarial Services have been explained by the notary to the Parties.

SIGNATURES OF THE PARTIES

The Pledgor

HEADHUNTER FSU LIMITED

Full name, signature:

Karen Eduardovich Agayan	/signature/

Position: Attorney-in-Fact

The Pledgee

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

Full name, signature:

Vitaly Nikolaevich Buzoverya	/signature/

Position: Attorney-in-Fact

The Russian Federation.

Moscow.

The fifth of October, the year two thousand and seventeen.

This agreement is certified by me, Roman Vasilyevich Ryabov, a notary of Moscow.

The content of the agreement corresponds to the will of its parties.

The agreement was signed before me.

The signatories are personally known to me, their capacities have been verified.

The legal capacities of the legal entities and the authorities of their representatives have been verified.

The title to the property has been verified.

Filed in the register under No.: 1-1169

State fees collected (as per the tariff): 350 rubles 00 kopecks

Legal and technical fees paid: 17,000 rubles 00 kopecks

Certified at the address: 12, Presnenskaya Naberezhnaya, Moscow

L.S.		/signature/	R. V. Ryabov
Seal: [MOSCOW NOTARY R. V. RYABOV INN (Taxpayer Identification Number) 770305583110]

Seal:

[MOSCOW NOTARY

R. V. RYABOV

INN (Taxpayer Identification Number)

770305583110]

Stamp:

[Bound, numbered and sealed 27 (twenty-seven) sheets]

Notary	/signature/ ]

HERBERT

SMITH

FREEHILLS

77 A B 5271477

October 5, 2017

ZEMENIK TRADING LIMITED

as the Pledgor

and

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

as the Pledgee

AMENDMENT AGREEMENT No. 1

to the Agreement of Pledge of a Participatory Interest in the Authorized Capital

Zemenik LLC dated May 26, 2016

Herbert Smith Freehills CIS LLP

1.	DEFINITIONS	28

2.	AMENDMENTS	29

3.	LIMITATIONS	29

4.	REPRESENTATIONS	29

5.	FURTHER TERMS AND CONDITIONS	30

6.	APPLICABLE LAW	30

7.	DISPUTE SETTLEMENT	30

8.	EXECUTION	30

9.	FINAL PROVISIONS	30

APPENDIX 1		32

REVISED PARTICIPATORY INTEREST PLEDGE AGREEMENT		32

THIS AMENDMENT AGREEMENT No. 1 OF THE AGREEMENT OF PLEDGE OF A PARTICIPATORY INTEREST IN THE AUTHORIZED CAPITAL OF ZEMENIK LLC (the “Agreement”) was executed on the fifth of October, the year two thousand seventeen, between:

(1)	ZEMENIK TRADING LIMITED, registration number HE 332806, address (location) of the legal entity: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus, represented by Karen Eduardovich Agayan, born on 04.14.1981, passport No. 45 13 062783, issued by the Department of the Administration of the Federal Migration Services of Russia for Moscow for Konkovo District on February 26, 2013, subdivision code 770-117, registration address: 91, Profsoyuznaya St., apt. 43, Moscow, acting under the Power of Attorney dated September 28, 2017, certified by G. Demetriou, a notary of Nicosia, Cyprus, apostille No. 210695/17 dated September 28, 2017, as a pledgor (the “Pledgor”); and

(2)	BANK VTB (PUBLIC JOINT-STOCK COMPANY), a public joint-stock company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, with its office at the address: 29, B. Morskaya St., Saint Petersburg, Russia, 190000,represented by Vitaly Nikolaevich Buzoverya, the Head of the Credit Department and the Senior Vice President, a citizen of Russia, born on 07.29.1974, passport No. 46 02 772136, issued by the Department of the Interior of Zhukovsky Town of Moscow Region on July 2, 2002, subdivision code 502-005, registration address: 11, Dzerzhinskogo St., apt. 83, Zhukovsky, acting under Power of Attorney No. 350000/21 dated January 13, 2017, certified by R. V. Ryabov, a notary of Moscow, and registered in the register under number 1-3, as a pledgee (the “Pledgee”).

PREAMBLE

(A)	The Pledgee and the Pledgor have entered into the Agreement of Pledge of a Participatory Interest in the Authorized Capital of Zemenik LLC dated May 26, 2016, certified by R. V. Ryabov, a notary of Moscow, number in the register being 2-501, (the “Participatory Interest Pledge Agreement”) under which the Pledgor pledged to the Pledgee 100 (one hundred) percent participatory interest in the authorized capital of the Company as a security for fulfillment of the Company’s obligations under the Loan Agreement.

(B)	According to Amendment Agreement No. 3 of the Loan Agreement dated October 5, 2017, (hereinafter referred to as “Amendment Agreement No. 3”) concluded between, inter alia, the Company as the Borrower and the Pledgee as the Arranger, a credit agent and an original lender, the Company and the Pledgee agreed to amend the Loan Agreement, inter alia, to increase the loan amount up to RUB 7,000,000,000 (seven billion Rubles).

(C)	The Parties hereby agree to make such amendments to the Participatory Interest Pledge Agreement as specified herein to ensure the fulfillment of the Company’s obligations under the Loan Agreement as amended by Amendment Agreement No. 3.

THE PARTIES HAVE AGREED as follows:

1.	DEFINITIONS

1.1.	Terms

In this Agreement:

“Effective Date” means the effective date of Amendment Agreement No. 3.

“Revised Participatory Interest Pledge Agreement” means the Participatory Interest Pledge Agreement as amended according to this Agreement in the form provided in Appendix 1 (the “Revised Participatory Interest Pledge Agreement”).

“Amendment Agreement No. 3” has the meaning specified in Clause (B) of the Preamble.

“Party” means a party hereto.

1.2.	Embedded Terms

Unless the context requires otherwise, any capitalized terms used in the Loan Agreement and the Participatory Interest Pledge Agreement which are not defined herein have the same meaning as in the Loan Agreement and the Participatory Interest Pledge Agreement.

1.3.	Interpretation

The provisions of Article 1.2 (Interpretation) of the Loan Agreement shall apply to this Agreement as if they are written in this Agreement; any references to Articles, Clauses and Appendices shall be deemed references to Articles, Clauses and Appendices hereof, unless the context requires otherwise.

1.4.	Purpose

This Agreement is a Financial Document.

2.	AMENDMENTS

The Parties agree that since the Effective Date the Participatory Interest Pledge Agreement shall be amended to be read in the wording specified in Appendix 1 (the “Revised Participatory Interest Pledge Agreement); and the rights and obligations of the Parties under the Participatory Interest Pledge Agreement shall be governed and construed under the terms and conditions of the Revised Participatory Interest Pledge Agreement since the Effective Date.

3.	LIMITATIONS

(a)	The mandatory nature of amendments provided for by Article 2 (Amendments) is established by the coming of Amendment Agreement No. 3 into force (as provided for by Article 327[1] of the Civil Code). A date on which the Credit Agent will confirm to the Company the receipt of documents, information and approvals necessary for coming of Amendment Agreement No. 3 into force is the “Effective Date”.

(b)	Any amendments to the Participatory Interest Pledge Agreement hereunder shall be limited to the amendments specified in Article 2 (Amendments). No other provisions of the Participatory Interest Pledge Agreement (except for those specified in Article 2 (Amendments)) shall be amended hereby.

(c)	This Agreement shall not release the Pledgor from any obligations provided for by the Participatory Interest Pledge Agreement.

4.	REPRESENTATIONS

(a)	The Pledgor shall submit the Pledgee representations of circumstances specified in Article 5 (Representations of Circumstances of the Pledgor) of the Participatory Interest Pledge Agreement.

(b)	Any representations of circumstances specified in Clause (a) above shall be provided by the Pledgor on the date of this Agreement with a reference to the circumstances existing on the date hereof.

(c)	Any references to the Participatory Interest Pledge Agreement in such representations on circumstances as provided according to Clause (a) above shall be deemed as including, inter alia, references to this Agreement.

5.	FURTHER TERMS AND CONDITIONS

In respect of this Agreement, the Pledgor shall submit:

(a)	within 5 (five) Business Days after signing hereof, a copy of the Pledgor’s register of pledges showing the amended information on the terms and conditions of pledge according to Article 99 of the Companies Act of the Republic of Cyprus, Cap. 113;

(b)	within 10 (ten) Business Days after signing hereof, a proof of the fact that an application on change of information on pledge has been filed to the Registrar of Companies of Cyprus according to Article 90 of Companies Act of the Republic of Cyprus, Cap. 113; and

(c)	within 30 (thirty) Business Days after signing hereof, a proof of registration of change of information on pledge issued by the Registrar of Companies of Cyprus according to Article 93 of Companies Act of the Republic of Cyprus, Cap. 113.

6.	APPLICABLE LAW

This Agreement and the rights and obligations of the Parties arising out of this Agreement shall be governed and construed by the laws of the Russian Federation.

7.	DISPUTE SETTLEMENT

If any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitrazh Court.

8.	EXECUTION

This Agreement is executed in three counterparts, one to be kept in the files of Roman Vasilyevich Ryabov, a notary of Moscow, at the address: 9, Krasnoproletarskaya St., Moscow, one for the Pledgee, and one for the Pledgor.

9.	FINAL PROVISIONS

This Agreement has been read to the Parties out loud prior to its signing, the Parties that signed this Agreement confirm that the contents hereof is fully clear to the Parties. All remarks of the Parties have been taken into account in this Agreement, the Parties do not have any other proposals concerning the contents hereof. The contents of Articles 334–358, 450 and 452 of the Civil Code have been explained to the Parties by the notary.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

APPENDIX 1

REVISED PARTICIPATORY INTEREST PLEDGE AGREEMENT

AGREEMENT OF PLEDGE OF A PARTICIPATORY

INTEREST IN THE AUTHORIZED CAPITAL OF

ZEMENIK LIMITED LIABILITY COMPANY

Moscow

The Twenty-Sixth of May Twenty Sixteen

(as amended by Amendment Agreement No. 1 dated October 5, 2017)

BANK VTB (PUBLIC JOINT-STOCK COMPANY) (SHORT NAME: BANK VTB (PJSC)) (OGRN 1027739609391, INN 7702070139), General License for Banking Operations No. 1000, registered at its establishment by the Central Bank of the Russian Federation on October 17, 1990, No. 1000, entered into the Unified State Register of Legal Entities on November 22, 2002, (certificate of making an entry in the Unified State Register of Legal Entities concerning a legal entity being registered prior to July 01, 2002, series 77 No. 005374791, issued by Interdistrict Inspectorate of the Ministry of the Russian Federation for Taxes and Levies No. 39 for Moscow on November 22, 2002), located at: 29, Bolshaya Morskaya St., Saint Petersburg, the Russian Federation, 190000), represented by Vitaly Nikolaevich Buzoverya, acting under Power of Attorney No. 350000/25 , certified on January 14, 2016, under register number 2-25, hereinafter referred to as the “Pledgee”, on the one hand, and

ZEMENIK TRADING LIMITED, registration number HE 332806, address (location) of the legal entity: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus, represented by Yana Vladimirovna Cheremukhina, acting under the Power of Attorney dated May 12, 2016, hereinafter referred to as the “Pledgor”, on the other hand, collectively referred to as the “Parties”, for a due, timely and complete fulfillment of all current and future Company’s obligations under the Loan Agreement (as defined hereinafter), have entered into this agreement as follows:

PREAMBLE

(A)	According to the Syndicated Loan Agreement in the wording specified in Amendment Agreement No. 3 (the “Loan Agreement”) executed on May 16, 2016, between the Pledgee as an organizer, a credit agent and an original lender and the Company as a borrower, the Pledgee agreed to grant the Company funds in Rubles in an amount not exceeding RUB 7,000,000,000 (7 billion Rubles) under the terms and conditions of the Loan Agreement.

(B)	One of the preconditions for granting of the Loan to the Company under the Loan Agreement is execution of this Agreement.

(C)	This Agreement is a Financial Document as defined in the Loan Agreement.

(D)	The Pledgor is aware of the terms and conditions of the Loan Agreement and other Financial Documents.

IN VIEW OF THE FOREGOING, the Parties have agreed as follows:

1.	TERMS AND DEFINITIONS

For the purposes of this Agreement:

“Civil Code” means collectively: (a) “Civil Code of the Russian Federation (Part I)” No. 51- dated November 30, 1994, (as amended); (b) “Civil Code of the Russian Federation (Part

II)” No. 14- dated January 26, 1996, (as amended); (c) “Civil Code of the Russian Federation (Part III)” No. 146- dated November 26, 2001, (as amended) and (d) “Civil Code of the Russian Federation (Part IV)” No. 230- dated December 18, 2006, (as amended).

“Agreement” means this Agreement of Pledge of a Participatory Interest in the Authorized Capital.

“EGRUL” means the Unified State Register of Legal Entities.

“Law on Regulated Procurement” means Federal Law of the Russian Federation No. 223- dated July 18, 2011, “On Procurement of Goods, Works, Services by Separate Types of Legal Entities”.

“Loan” means funds within the Aggregate Loan Limit granted by the Lenders to the Company under the Loan Agreement as Tranche A, Tranche B, Tranche C, and Tranche D.

“Loan Agreement” has the meaning specified in Clause (A) of the Preamble to this Agreement.

“Company” means Zemenik Limited Liability Company, Taxpayer Identification Number (INN): 7714373561, Primary State Registration Number (OGRN): 1167746153860, state registration date: February 11, 2016, name of the registration authority: Interdistrict Inspectorate of the Federal Tax Services No. 46 for Moscow, certificate of state registration of the legal entity: series 77 No. 017705664, Tax Registration Reason Code (KPP): 771401001, location of the legal entity: 4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation.

“Obligations” means all Company’s current and future obligations under the Loan Agreement, including, but not limited to those specified in Clause 2.3 hereof.

“Appraiser’s Report” means such report on the market value of the Collateral as prepared by an independent appraiser appointed under Article 4 (Conditions of and Procedure for Enforcement of the Collateral) hereof for determining a disposal price of the Collateral in the enforcement cases provided for hereby.

“Collateral” means such participatory interest in the authorized capital of the Company which belongs to the Pledgor and which is specified in Clause 2.1 hereof.

“Ruble” means a legal tender of the Russian Federation.

“Amendment Agreement No. 3” means Amendment Agreement No. 3 to the Loan Agreement dated October 5, 2017.

“Party/Parties” means the Pledgor and the Pledgee, together or separately, depending on the context.

“Notice” means such notice of an extra-judicial enforcement of the Collateral as sent to the Pledgor and the Company.

Other concepts and terms used in this Agreement have the same meanings as in the Loan Agreement, unless otherwise expressly follows from the context of this Agreement.

2.	COLLATERAL AND A SECURED OBLIGATION

2.1.	In order to secure a due, timely and complete fulfillment of the Obligations, the Pledgor pledges to the Pledgee a 100 percent (One hundred percent) participatory interest in the authorized capital of the Company, with a par value of RUB 10,000 (Ten thousand Rubles) as an original pledge (not a subsequent one) granting the Pledgee a preemptive right of satisfaction of Pledgee’s claims against any claims of other persons (except as provided by laws) in respect of any Obligations under Clause 2.3 hereof by means of a received disposal cost of the Collateral.

2.2.	The Parties evaluate the Collateral’s price to be RUB 10,000 (Ten thousand Rubles). The cost of the Collateral agreed in this Clause 2.2 is not deemed to be an initial sale price in case of enforcement. The initial sale cost of the Collateral is estimated under Article 4 (Conditions of and Procedure for Enforcement of the Collateral) hereof.

2.3.	The Pledgor shall hereby be liable to the Pledgee for a due, timely and complete fulfillment of the Obligations, including, but not limited to:

2.3.1.	payment of an aggregate principal of the Loan of RUB 7,000,000,000 (Seven billion) to be finally repaid within 1,825 (One thousand eight hundred and twenty-five) calendar days from the date of Amendment Agreement No. 3 in the manner established by Article 7 (Loan Repayment) of the Loan Agreement (inter alia, in case of a mandatory early repayment provided for by the Loan Agreement);

2.3.2.	payment of interest according to Article 9 (Interest) of the Loan Agreement due on each Interest Payment Date according to the provisions of Article 9.3 (Interest Payment) of the Loan Agreement. An interest rate for the Outstanding Loan for each Interest Period is an annual interest rate equal to an amount of:

(a)	a margin of:

(i)	3.7 (three point seven) percent per annum for any Interest Period starting before the date of Amendment Agreement No. 3; or

(ii)	2.0 (two) percent per annum

(A)	for any Interest Period starting from the date of Amendment Agreement No. 3 or thereafter; or

(B)	2.5 (two point five) percent per annum in any cases specified in Article 9.2 (Margin Adjustment) of the Loan Agreement; and

(b)	the Key Interest Rate;

2.3.3.	payment of a penalty according to Article 9.4 (Penalty) of the Loan Agreement due if the Company fails to timely fulfill an obligation of payment of any amount due under the Financial Document; such penalty being 2/365 interest rate established under Article 9.1 (Interest Calculation) of the Loan Agreement taking into account the provisions of Article 9.2 (Margin Adjustment) of the Loan Agreement, of an overdue debt of the Outstanding Loan for each day of delay. A penalty is calculated on an overdue amount during a period from a date following an established maturity date to a date of actual payment (prior to or after delivery of a judgment);

2.3.4.	payment of reimbursement for funds available for granting the Loan under Article 11.1 (Fee for the Obligation under the Agreement) of the Loan Agreement, which amount shall be calculated as follows:

(a)	at the rate of 0.15 (zero point one five) percent per annum of an amount of the Unused Loan Limit within Tranche A (without deduction of an amount to be granted);

(b)	at the rate of 0.5 (zero point five) percent per annum of an amount of the Unused Loan Limit within Tranche B (without deduction of an amount to be granted),

such consideration being accrued for the Disbursement Period of Tranche A and the Disbursement Period of Tranche B, respectively, and paid as follows:

(a)	in respect of the Unused Loan Limited of Tranche A, on the last day of the Disbursement Period of Tranche A or on the Disbursement Date of Tranche A, whichever occurs first;

(b)	in respect of the Unused Loan Limited of Tranche B, on the last Business Day of each calendar month within the Disbursement Period of Tranche B or on the last day of the Disbursement Period of Tranche B, whichever occurs first.

A fee for the obligation of granting of the Loan shall not apply to the Unused Loan Limit in terms of Tranche B and Tranche D.

2.3.5.	payment of a Lenders’ consideration for granting the Loan under Article 11.2 (Loan Extension Fee) of the Loan Agreement which amounts to:

(a)	1.5 (one point five) percent of Tranche A;

(b)	1.5 (one point five) percent of Tranche B;

(c)	0.25 (zero point two five) percent of Tranche C; and

(d)	0.25 (zero point two five) percent of Tranche D

prior to the Disbursement Date of a respective Tranche.

2.3.6.	reimbursement to the Parties to the Financing for any costs or losses to be reimbursed under Articles 14.1 (Reimbursement for Currency Costs), 14.3 (Reimbursement for Costs of the Credit Agent) and 14.4 (Transaction-Related Costs), 14.5 (Amendment Costs) of the Loan Agreement.

2.3.7.	reimbursement to the Parties to the Financing for any documented costs (including fees of any legal and other advisers) incurred by a Party to the Financing because of a mandatory performance of any Financial Document or protection of its rights under the Financial Documents, including, but not limited to any cases of seizure, maintenance, preparation for sale, sale or other enforcement of the Collateral and its sale hereunder or a judicial protection of rights of the Lenders under the Loan Agreement and (or) this Agreement.

2.3.8.	reimbursement to the Parties to the Financing for any expenses under Article 14.2 (Reimbursement for Other Costs) of the Loan Agreement incurred by a Party to the Financing as a result of:

(a)	occurrence of the Event of Default;

(b)	impossibility to grant the Loan to the Company against the Disbursement Request pursuant to any provisions of the Loan Agreement; or

(c)	Company’s inability to early repay the Outstanding Loan or a part thereof, in spite of an early repayment notice submitted to the Credit Agent.

2.3.9.	payment of any other amounts due under the terms and conditions of the Loan Agreement;

2.3.10.	full return of any funds obtained by the Company if the Loan Agreement is not valid, and payment of such interest for an illegal use of the funds and/or for use of third parties’ funds as accrued under the applicable laws, as well as reimbursement for any losses (except for lost profit) incurred as a result of an illegal use of such funds.

2.4.	The Pledgor’s ownership of the Collateral and the authorities to dispose of it shall be proved by:

(a)	the Sale and Purchase Agreement for a Participatory Interest in the Authorized Capital of the Company dated April 6, 2016, between K. E. Agayan as a seller and the Pledgor as a buyer; and

(b)	the extract from the EGRUL w/o No. issued on May 26, 2016.

2.5.	The pledge right arises for the Pledgee since the state registration with an authority performing state registration of legal entities.

2.6.	The pledge arising hereunder fully secures the Obligations as they are by the time of satisfaction, including interest, penalty, reimbursement for losses (except for lost profit) caused by a delay in fulfillment, as well as reimbursement for all costs of the Pledgee necessary for foreclosure.

2.7.	Until the pledge of the Collateral is expired or terminated, the rights of the member of the Company (including the rights to vote at the general meeting of members of the Company and to participate in the management of the Company) shall be exercised by the Pledgor, unless the Company receives a Pledgee’s written notice sent in any Event of Default provided for by Article 21 (Events of Default) of the Loan Agreement (including failure of the Pledgor to fulfill any obligations provided for hereby) (except for any cases of provision by the Credit Agent of waivers of the Lenders to exercise their rights under the Loan Agreement in any Events of Default under the terms and conditions of the Loan Agreement). Since the receipt of such notice by the Company (until the Credit Agent revokes it, if applicable), member’s rights (all or any specified in the notice) shall be exercised by the Pledgee. Such notice shall also be sent to the Pledgor.

2.8.	The Collateral shall not be subject to insurance.

2.9.	The pledge shall remain in force if the Collateral passes to any third parties.

2.10.	A subsequent pledge agreement may be concluded by the Pledgor with any third party provided that the following terms and conditions are met:

(a)	a subsequent pledge agreement shall provide for the same Collateral enforcement procedure and the same methods of disposal of the pledged property as this Agreement;

(b)	a subsequent pledge agreement shall provide for a prohibition against filing any claims by a subsequent pledgee to the debtor in terms of early fulfillment of the obligation secured by the subsequent pledge if the Pledgee enforces the pledged property; and

(c)	if a subsequent pledgee enforces the Collateral and the Pledgee also files a claim to enforce the pledged property, the Pledgee shall be entitled to choose the Collateral enforcement manner and a method of disposal of the pledged property. An appraiser, a tender organizer and a disposal price must be determined under the terms and conditions of this Agreement.

2.11.	If the Obligations are partially fulfilled, the pledge of the Collateral shall remain in its original volume until the Obligations are fulfilled completely.

2.12.	If there are any adjustments of the authorized capital of the Company in the manner established by the laws of the Russian Federation, provided that the provisions of the Loan Agreement and this Agreement are fulfilled, the Pledgor and the Pledgee shall, within 15 (Fifteen) Business Days from the date of state registration of such changes amending the Articles of Association of the Company, enter into a supplementary agreement hereto, as well as take any necessary actions for securing of the Pledgee’s pledge right for the Pledgor’s participatory interest in the adjusted authorized capital of the Company if the conclusion of such supplementary agreement and (or) taking of such actions for securing of the pledge right are required by law; the Pledgee shall always retain a participatory interest of the size as specified in Clause 2.1 hereof.

3.	PLEDGOR’S OBLIGATIONS

The Pledgor shall:

3.1.	Execute the pledge according to the laws of the Russian Federation.

Within 11 (Eleven) Business Days from the signing hereof, provide the Pledgee acting as the Credit Agent under the Loan Agreement with an original extract from the EGRUL proving:

(a)	registration of the pledge created hereunder in the EGRUL; and

(b)	existence of Encumbrance of the Collateral created hereunder.

3.2.	Execute the pledge according to the laws of the Republic of Cyprus.

3.2.1.	The Pledgor shall, within 10 (Ten) Business Days from the date of this Agreement, provide the Pledgee acting as the Credit Agent under the Loan Agreement with a certified copy of the register of mortgages and other pledges of the Pledgor; such register shall prove making an entry on this Agreement under Clause 99(1) of Companies Act, Cap. 113, as amended.

3.2.2.	Within 15 (Fifteen) Business Days from the date of this Agreement, the Pledgor shall provide the Pledgee acting as the Credit Agent under the Loan Agreement with an original pledge registration certificate issued by the Registrar of Companies in Cyprus proving that this Agreement has been registered within due time limits by the Registrar of Companies in Cyprus under Clause 90 of Companies Act, Cap. 113, as amended.

3.3.	Collateral

3.3.1.	The Pledgor shall not dispose of the Collateral or replace the Collateral without the prior written consent of the Pledgee acting as the Credit Agent under the Loan Agreement, inter alia, shall not pledge or otherwise encumber the Collateral, except if the provisions of Clause 2.10 above are fulfilled;

3.3.2.	The Pledgor shall not take any actions contradicting any terms or conditions of this Agreement which will or may lead to the loss of the Collateral or decrease in its cost;

3.3.3.	The Pledgor shall immediately notify the Pledgee if there arises a possibility to lose the title to the Collateral; shall notify the Pledgee of any actions of third parties against the Collateral and/or their claim on the Collateral, of any such Encumbrance imposed on the Collateral which violates any terms and conditions hereof, as well as of occurrence of any other circumstances related to the Collateral which may have a negative impact on the Pledgor’s ability to fulfill its obligations hereunder or have any material negative impact on the status and priority of the Pledgee’s rights hereunder; shall bear any necessary costs for settlement of any arising conflicts for protection of the Collateral; shall claim the Collateral from any third party’s illegal possession under the laws of the Russian Federation; shall immediately notify the Pledgor in writing of any information received by the Pledgor from third parties and related to any offer or a binding resolution (order, decree, judgment, instruction, etc.) of a governmental or local authority concerning any transfer of the Collateral to any third party (irrespective of a transfer method) or related to any offer of transfer of any rights to the Collateral or a part thereof to third parties;

3.3.4.	If the Collateral is lost, the Pledgor shall, within 60 (Sixty) days from the loss of the Collateral, offer the Lenders any respective property to replace the lost Collateral, and the Pledgor shall, within 120 (One hundred and twenty) days from the date of agreement of the property which will replace the Collateral with the Pledgee acting as the Credit Agent under the Loan Agreement, provide an equal property (whose composition is agreed with the Lenders) instead of the lost Collateral and (or) extend this Agreement to any other property whose composition is agreed with the Lenders for the market price of such property to be not less than the market price of the lost property;

3.3.5.	If the whole Collateral or any part thereof is withdrawn by any authority or with the help thereof, inter alia, in the process of requisition, confiscation or nationalization of the Collateral, or if there is any other action or omission of an authority which will influence the use or the cost of the Collateral, the Pledgor shall take all necessary measures for reservation and protection of the rights and interests of the Pledgee in respect of the Collateral affected by such event, including filing of claims for damages, and faithfully assist the Pledgee in carrying out actions that the Pledgee may deem necessary in connection with any of the events described above;

3.3.6.	In case of a dispute with any third parties regarding the Collateral, the Pledgor shall fulfill its procedural obligations in good faith, including presentation of evidence proving that the Collateral belongs to the Pledgor.

3.4.	Prohibition Against Reorganization and Reduction of the Authorized Capital of the Company

The Pledgor shall ensure that the Company does not, without the prior written consent of the Pledgee acting as the Credit Agent under the Loan Agreement, carry out any reorganization or reduction of its authorized capital, except for the Permitted Redemption if such Permitted Redemption results in the fact that the pledge hereunder will cover all 100 (one hundred) percent of participatory interest in the authorized capital of the Company.

3.5.	Prohibition Against Increase of the Authorized Capital of the Company

The Pledgor shall ensure that the Company does not increase the authorized capital without the prior written consent of the Pledgee acting as the Credit Agent under the Loan Agreement. Such consent is not required if the pledge hereunder covers all 100 (one hundred) percent of participatory interest in the authorized capital of the Company, including a participatory interest resulting from such increase of the authorized capital, since such increase of the authorized capital. Besides, the Pledgor undertakes, at its own expense, at the request of the Pledgee, to enter into, ensure notarization of and state registration of such supplementary agreement to this Agreement as satisfies the Pledgee and specifies a new amount of the Company’s authorized capital, 100% of which is pledged in favor of the Pledgee.

3.6.	Prohibition Against any Amendments to the Constituent Documents of the Company

The Pledgor shall ensure that the Company does not amend its constituent documents, including those related to changes in the legal form or name of the Company without the prior written consent of the Pledgee acting as the Credit Agent under the Loan Agreement, except for any technical changes and cases where any amendments are required by the applicable laws.

3.7.	Restrictions on Payment of Dividends by the Company

The Pledgor shall ensure that the Company does not declare or pay dividends, except for the Permitted Disbursements, without the prior written consent of the Pledgee acting as the Credit Agent under the Loan Agreement.

3.8.	Information

3.8.1.	In case of any such changes in information about the Pledgor within the validity term of this Agreement as may affect the proper fulfillment of any obligations hereunder by the Pledgor, the Pledgor shall notify the Pledgee acting as the Credit Agent under the Loan Agreement, of such changes within 7 (Seven) Business Days from the date of state registration of such changes;

3.8.2.	The Pledgor shall notify the Pledgee acting as the Credit Agent under the Loan Agreement in writing of changing the location or postal address of the Pledgor within 20 (Twenty) days from the date of such change.

3.8.3.	The Pledgor shall notify the Pledgee acting as the Credit Agent under the Loan Agreement in writing of any resolution of the authorized management body of the Pledgor to liquidate and (or) reorganize the Pledgor, immediately after the adoption of such resolution.

3.9.	Enforcement.

The Pledgor shall, within 3 (Three) Business Days from the receipt of the Notice sent by the Pledgee (unless another period is specified in the Notice), ensure signing of documents and perform all other actions necessary for an extra-judicial foreclosure and disposal of the Collateral.

3.10.	Permissions and Corporate Approvals.

The Pledgor shall timely obtain, maintain and comply with the terms and conditions of any permits, consents and corporate approvals required by the applicable law to fulfill its obligations under this Agreement and to ensure that this Agreement can be used as evidence in arbitration proceedings and in courts of the Russian Federation, including arbitration courts, as well as to provide the Pledgee acting as the Credit Agent under the Loan Agreement with certified copies of such documents.

3.11.	Additional General Obligations

3.11.1.	The Pledgor shall ensure that it takes all necessary actions and signs any documents within the scope of its authorities (including submission of documents and registration) for creation, execution, implementation, protection and reservation of security hereunder which is provided to the Pledgee;

3.11.2.	The Pledgor shall assist the Pledgee in exercising control over the Pledgor’s fulfillment of the terms and conditions of this Agreement, assist the Pledgee in carrying out inspections of documents on the existence and condition of the Collateral. The Pledgor shall provide such documents within:

(a)	10 (Ten) Business Days from the date of receipt of the relevant request if the Pledgor or the Company has relevant documents or they can be obtained by the Pledgor or the Company within the specified period; or

(b)	within a reasonable time if the Pledgor and the Company do not have relevant documents and they cannot be obtained by the Pledgor or the Company within the specified period;

3.11.3.	The Pledgor shall not disclose the contents of this Agreement and any information relating to the performance hereof to third parties, except for the cases described in Article 28.2 (Disclosure of Confidential Information) of the Loan Agreement.

4.	CONDITIONS OF AND PROCEDURE FOR ENFORCEMENT OF THE COLLATERAL

4.1.	In case of failure to fulfill or improper fulfillment (including a one-time event) of any of the Obligations taking into account the restrictions established by the Loan Agreement, the occurrence of any Event of Default as provided for in Article 21 (Events of Default) of the Loan Agreement (except for any cases of provision by the Credit Agent of waivers of the Lenders to exercise their rights under the Loan Agreement in any relevant Event of Default under the terms and conditions of the Loan Agreement), as well as in other cases provided for by law, the Pledgee is entitled to enforce the Collateral at its discretion judicially or extra-judicially.

4.2.	In case of enforcement of the Collateral in a judicial or extra-judicial procedure, it is disposed at the discretion of the Pledgee, inter alia, in any sequence:

4.2.1.	when enforced in court:

(a)	by sale of the Collateral at public tenders;

(b)	by retaining of the Collateral by the Pledgee;

(c)	by sale of the Collateral by the Pledgee to any third party (third parties);

4.2.2.	when enforced extra-judicially:

(a)	by sale of the Collateral by the Pledgee to any third party (third parties);

(b)	by retaining of the Collateral by the Pledgee;

(c)	by sale of the Collateral at open tenders conducted by a tender organizer acting under an agreement with the Pledgee.

4.3.	Such extra-judicial procedure for enforcement of the Collateral as provided for in this Agreement is not a pre-judicial dispute settlement procedure. When applying to a court, the Pledgee is not obliged to provide evidence that it has taken (or not taken) actions to enforce the Collateral in an extra-judicial manner established by this Agreement. The beginning of an extra-judicial enforcement of the Collateral does not prevent the Pledgee against filing a claim in court to enforce the Collateral at any time.

4.4.	The Pledgee may, at its own discretion, foreclose both the entire Collateral and part of the participatory interest forming the Collateral, while retaining the opportunity later to enforce the remaining part of the participatory interest forming the Collateral.

4.5.	If the Collateral is enforced extra-judicially, as specified in Clause 4.2.2 above, the Collateral shall be disposed not earlier than 8 (Eight) Business Days after the receipt by the Pledgor of the Notice sent to its address under Clause 8.3 below.

4.6.	The Pledgor shall assist the Pledgee in the foreclosure and disposal of the Collateral and timely submit all necessary documents which shall be duly executed.

If the Pledgor does not, within a period specified in the Notification, provide the Pledgee with the documents related to the Collateral against an acceptance certificate for disposal of the Collateral in an extra-judicial enforcement, the Pledgor shall bear any additional costs associated with the foreclosure of the Collateral.

4.7.	In order to dispose of the Collateral, the Pledgee may, on its own behalf, make all necessary transactions which are relevant to its legal capacity, inter alia, with an organizer of public tenders, and also sign and receive all necessary documents, including, but not limited to acceptance certificates.

4.8.	If the Pledgee disposes of the Collateral to any third party (third parties) judicially or extra-judicially or if the Pledgee retains the Collateral, the disposal price of the Collateral (a price at which the Pledgee may retain the Collateral) shall be determined as equal to the market cost of the Collateral established in the Appraiser’s Report.

4.9.	If the Pledgee disposes of the Collateral at any tender to any third party (third parties) judicially or extra-judicially, the initial sale price of the Collateral from which the tender starts shall be determined equal to 80% of the market cost of the Collateral established in the Appraiser’s Report.

4.10.	If the Collateral is enforced extra-judicially and a tender has been declared failed because less than two buyers appeared or if there was no bid at a tender, a subsequent tender shall be held by a consistent lowering of the price down from the initial sale price at the first tender. In that case, the sale price of the Collateral shall be consistently reduced by 5 (Five) percent of the initial sale price at the first tender. If the sale price is reduced by 30 (Thirty) percent of the initial sale price at the first tender, the amount of the further decrease in the sale price of the Collateral shall be set at 3 (Three) percent of the initial sale price at the first tender. In that case, such sale price of the Collateral as established at a subsequent tender conducted by successively reducing the price from the initial sale price at the first tender cannot be less than 50 (Fifty) percent of the initial sale price at the first tender.

4.11.	If an independent appraiser is engaged, it shall be selected at the discretion of the Pledgee from among the following appraisers: KPMG Joint-Stock Company, Deloitte CIS Holdings Limited, PricewaterhouseCoopers LLC, and Ernst & Young Global Limited. An agreement between an appraiser and the Pledgee shall be concluded on conditions acceptable to the Pledgee. The Pledgor shall bear any costs related to payment for appraiser’s services. If the Pledgee pays for appraiser’s services, the Pledgor shall reimburse for the Pledgee’s costs within 10 (Ten) Business Days from the sending a documented claim by the Pledgee to the Pledgor under Clause 8.3 below.

4.12.	In case of the foreclosure and disposal of the Collateral, the Appraiser’s Report shall be prepared not less than 3 (Three) months prior to the date of sending the Notice (in case of an extra-judicial enforcement) or at least 3 (Three) months prior to the date of applying to a court (in case of a judicial enforcement).

4.13.	If the Collateral is enforced by selling at a tender, a tender organizer shall be a specialized entity or another person registered in the Russian Federation, chosen by the Pledgee and acting under an agreement concluded with such tender organizer.

4.14.	If the Collateral is sold to any third party (third parties) judicially or extra-judicially, the Pledgee shall, within 3 (Three) Business Days from the date of crediting of funds, i.e. a price of the sold Collateral, to a Pledgee’s account, send to the Pledgor a copy of the sale and purchase agreement certified by the Pledgee (copies of such agreements) concluded with a buyer of the Collateral.

4.15.	If an amount received from the disposal of the Collateral or a price at which the Pledgee retains the Collateral exceeds a claim amount of the Pledgee, the difference shall be returned to the Pledgor.

4.16.	If the Collateral is enforced, such difference shall be returned to the Pledgor within 10 (Ten) Business Days from the date of crediting of funds, i.e. a disposal price of the Collateral to a Pledgee’s account (from the date of acquiring of the title to the Collateral by the Pledgee if it retains the Collateral).

4.17.	The Pledgor may cease the foreclosure of the Collateral within a period prior to its disposal (such period may not be shorter than the period specified in Clause 4.5 above) fulfilling the Obligation or the part thereof the fulfillment of which is delayed. Besides, the Pledgee shall cease the foreclosure of the Collateral if the Company or any of the Guarantors fulfills the Obligation or the part thereof the fulfillment of which is delayed within a period prior to its disposal (such period may not be shorter that the period specified in Clause 4.5 above)

5.	REPRESENTATIONS OF PLEDGOR’S CIRCUMSTANCES

In concluding this Agreement, the Pledgor shall make the following representations to the Pledgee:

5.1.	Status

5.1.1.	The Pledgor is a legal entity duly incorporated and legally acting under the applicable law; and

5.1.2.	The Pledgor is the full owner of the property belonging to it and carries out its activities under the applicable law.

5.2.	Legal Capacity and Authority

5.2.1.	The Pledgor has the legal capacity and authority to execute and perform this Agreement and the transaction envisaged hereby and has obtained all necessary approvals for execution and performance of this Agreement in the manner provided for by law and its constituent and other internal regulations, including the approval of the transaction provided for herein. A person acting on behalf of the Pledgor may enter into this Agreement;

5.2.2.	The pledge created hereunder does not have any signs of a transaction requiring the obtainment by the Pledgor of the consent of an anti-monopoly authority for its performance, in particular, under Federal Law of the Russian Federation No. 135- dated July 26, 2006, “On Protection of Competition”;

5.3.	Validity

5.3.1.	This Agreement is a legitimate, valid, binding and enforceable obligation of the Pledgor;

5.3.2.	This Agreement is drawn up in a form ensuring its enforceability in the Russian Federation.

5.4.	Absence of Contradictions

The execution and performance of this Agreement and the transaction hereunder by the Pledgor do not contradict:

(a)	the applicable law of the Russian Federation and the Republic of Cyprus or other legislation that, in the reasonable opinion of the Pledgor, is applicable;

(b)	its constituent and other internal regulations;

(c)	any resolutions of its management bodies; and

(d)	any other documents or agreements that are binding on the Pledgor.

5.5.	Title

Except for the pledge arising out of this Agreement, the Pledgor is the sole owner of the Collateral, has an uncontested and unrestricted right of ownership, free from any claims and rights of third parties, demands in respect of such Collateral.

5.6.	Collateral

5.6.1.	A participatory interest being the Collateral has been duly recognized in the balance sheet of the Pledgor, has been fully paid in accordance with the legislation of the Russian Federation, the Articles of Association and resolutions of the Company’s management bodies, and the Pledgor has no obligations to the Company and/or third parties to pay the Collateral;

5.6.2.	Neither the Pledgor, nor the Company provided any option for acquisition, rights of pre-emption, rights of first refusal or any other rights being the right to purchase participatory interest in the authorized capital of the Company, except for such preemptive right of members to acquire a participatory interest as provided for by law;

5.6.3.	The constituent documents of the Company do not provide for any restrictions on and prohibitions against the pledge of the Collateral under this Agreement in favor of a third party, transfer of the right to the specified Collateral upon concluding this Agreement and its enforcement, the preemptive right to purchase a participatory interest or a part thereof in the authorized capital by the Company at a price determined in the Articles of Association in advance, except as provided for by law;

5.6.4.	The Company has not concluded any agreements on exercising of rights of members with its members;

5.6.5.	No court, arbitration or administrative proceedings have been initiated against the Collateral, and no investigative actions have been taken. The Collateral is not seized, restricted, prohibited, or encumbered.

5.7.	Registration Requirements

It is not required to perform any notarial actions in connection with this Agreement or to register this Agreement, inter alia, with any governmental authorities or institutions of the Russian Federation and/or the Republic of Cyprus, or to pay any state or registration duties or taxes or levies in connection with this Agreement, except in connection with the provisions of Clause 3.1 and Clause 3.2 of this Agreement.

5.8.	Priority of the Pledge

The pledge hereunder is security for which the Pledgee acting as the Credit Agent under the Loan Agreement has a preemptive enforcement right. Third parties do not have any rights (claims) or other rights to the Collateral.

5.9.	Regulated Procurement

The provisions of the Law on Regulated Procurement do not apply to the execution and performance of this Agreement by the Pledgor as of the date of this Agreement.

6.	TERM OF PROVISION OF REPRESENTATIONS OF CIRCUMSTANCES

6.1.	The Pledgor shall give representations specified in Article 5 (Representations of Circumstances of the Pledgor) hereof at the date of this Agreement.

6.2.	Except where any representations of the Pledgor shall be given on a certain date, all representations are considered to be given by the Pledgor on the date of the Disbursement Request, on each Disbursement Date and on the first day of each Interest Period.

6.3.	If any representations are provided again, they are extended to the circumstances existing at the time of their subsequent submission.

6.4.	The representations contained in Clause 5.6.5 are given only as of the date of this Agreement.

7.	REIMBURSEMENT FOR DAMAGE AND COSTS

The Pledgor shall pay all taxes, levies, fees and duties payable by it in connection with the signing, registration or notarization of this Agreement or any other document relating hereto. If the Pledgee pays such taxes, levies, fees and duties (inter alia, those imposed on the Pledgee), the Pledgor shall reimburse the Pledgee for such costs within 10 (Ten) Business Days from the sending a respective notice to the Pledgor.

8.	FINAL PROVISIONS

8.1.	Any messages sent by the Parties under this Agreement shall be made in writing and may be sent by courier, by mail with return receipt, by fax or by e-mail. For the purposes of this Agreement, a message transmitted using electronic means of communication shall be deemed to be in writing.

8.2.	Any message or document sent by the Parties in connection with this Agreement shall be deemed to have been received (except for cases of notification in accordance with the laws of the Russian Federation in case of enforcement of the Collateral and other cases expressly provided for by the Agreement):

(a)	after receiving a message in a legible form when sent by fax or by another method which allows to establish reliably that the message is from a respective Party; or

(b)	upon delivery to the relevant address when sent by courier; or

(c)	upon delivery to the relevant address or 5 (Five) Business Days after submitting to the post office when sent by mail with return receipt, whichever occurs first.

8.3.	Unless otherwise provided for below, the contact details of each Party for all messages in connection with this Agreement are data which such Party reported to the Pledgee acting as the Credit Agent under the Loan Agreement for this purpose.

(a)	Contact information of the Pledgor:

Zemenik Trading Limited
Address:	42 Dositheou, Strovolos 2028, Nicosia, Cyprus
Mail address:	42 Dositheou, Strovolos 2028, Nicosia, Cyprus
Fax:	+35722679096
E-mail:	info@fiduserve.com
Attn:	The Directors / Stelios Haralambous

Contact information of the Pledgee:

Bank VTB (Public Joint-Stock Company)
Address:	29, Bolshaya Morskaya St., Saint Petersburg, 190000
Mail address:	43 Vorontsovskaya St., bld. 1, Moscow, 109147
Fax:	+7 495 775-54-54
Telephone:	+7 495 956-71-48
E-mail:	loanadmin@msk.vtb.ru; TM21@msk.vtb.ru
Attn:	Credit Authority

(b)	Any Party may change its contact details by sending a respective notice to the other Party at least 5 (Five) Business Days prior to such change.

(c)	If a Party specifies a particular division or official as a recipient of a message, such message shall not be considered to be sent if such division or official is not designated as the recipient.

8.4.	The Pledgor hereby gives the Pledgee the consent to be liable for performance of the obligations under the Loan Agreement, inter alia, if the Lenders increase the interest rate unilaterally under the terms and conditions of the Loan Agreement, as well as if any amendments are made to the terms and conditions of the Loan Agreement, including, but not limited to, in case of change of any terms or other conditions of repayment of the Loan, interest rates, commissions and fees, conditions of ensuring the performance of obligations under the Loan Agreement, penalties, and shall be liable for a complete fulfillment of the obligations under the Loan Agreement in accordance with the amended terms or conditions of the Loan Agreement.

8.5.	If the Company’s rights and obligations under the Loan Agreement are transferred by succession to another person and/or the loan under the Loan Agreement is transferred, the Pledgor hereby expresses its consent to be liable for the new debtor under the Loan Agreement. The transfer of debt under the Loan Agreement does not result in extinction of pledge hereunder.

8.6.	The Pledgor hereby confirms that it is aware of all the terms and conditions of the Loan Agreement, inter alia, all circumstances that are the basis for filing a claim for the Company’s early performance of obligations under the Loan Agreement, and there is no excuse for the Pledgor to claim to be unaware.

8.7.	The Pledgor shall not have the right to raise any objections against the Pledgee’s claims that may be raised by the Company as a borrower under the Loan Agreement.

8.8.	The Pledgor hereby agrees that if the debt under the Loan Agreement is early claimed or enforcement hereunder occurs, the Pledgee may transfer any information directly or indirectly related to the Agreement to a third party engaged by the Pledgee at its discretion to settle the debt.

8.9.	If the Lender under the Loan Agreement cedes its rights and/or transfers obligations under the Loan Agreement and other Financial Documents to another bank, another credit or financial institution, a fund, the Central Bank of the Russian Federation or a third party in accordance with Article 20.2 (Assignment of Rights and Transfer of Obligations by the Lenders) of the Loan Agreement (hereinafter referred to as the “New Lender” for the purposes of this Clause), then such New Lender becomes the Pledgee under this Agreement provided that a respective entry is made in the EGRUL.

8.10.	The Pledgee shall, within 15 (Fifteen) Business Days from the date of a complete fulfillment of the Obligations, at the request of the Pledgor, sign an application together with the Pledgor to the body carrying out the state registration of legal entities, on termination of pledge of the Collateral and perform other actions required by law for termination of pledge of the Collateral.

8.11.	Such material change in circumstances as described in Article 451 of the Civil Code cannot serve as a basis for amending or terminating this Agreement on the initiative of the Pledgor. For the avoidance of doubt, the Parties hereby confirm that this Clause 8.11 does not limit the right of the Parties to modify or terminate this Agreement on the terms and conditions stipulated herein or by agreement of the Parties.

8.12.	This Agreement and the rights and obligations of the Parties arising out of this Agreement shall be governed and construed by the laws of the Russian Federation.

8.13.	If any provision hereof becomes invalid or inconsistent with the laws of the Russian Federation due to any changes in the laws of the Russian Federation in effect at the conclusion hereof, all other provisions hereof shall remain valid.

8.14.	If any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

8.15.	This Agreement shall be subject to notarization. All amendments hereto shall be in writing and notarized.

8.16.	The Agreement shall come into force upon being notarized and shall be valid until the Parties have fulfilled their obligations in full.

8.17.	This Agreement is made in three counterparts, one shall be kept by Roman Vasilyevich Ryabov, a notary of Moscow, at the address: 9, Krasnoproletarskaya St., Moscow, one for the Pledgee, and one for the Pledgor.

8.18.	The Parties agree that the Company shall be notified by the Pledgor of the pledge of the Collateral.

8.19.	The contents of Articles 334-358 of the Civil Code, Article 22 of Federal Law No. 14- “On Limited Liability Companies” dated February 08, 1998, Articles 94.1, 94.2, 94.3, 94.4 of the Fundamental Principles of Legislation of the Russian Federation on the Notarial Services have been explained by the notary to the Parties.

SIGNATURES OF THE PARTIES

The Pledgor

ZEMENIK TRADING LIMITED

Full name, signature:

Karen Eduardovich Agayan	/signature/

Position: Attorney-in-Fact

The Pledgee

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

Full name, signature:

Vitaly Nikolaevich Buzoverya	/signature/

Position: Attorney-in-Fact

The Russian Federation.

Moscow.

The fifth of October, the year two thousand and seventeen.

This agreement is certified by me, Roman Vasilyevich Ryabov, a notary of Moscow.

The content of the agreement corresponds to the will of its parties.

The agreement was signed before me.

The signatories are personally known to me, their capacities have been verified.

The legal capacities of the legal entities and the authorities of their representatives have been verified.

The title to the property has been verified.

Filed in the register under No.: 1-1170

State fees collected (as per the tariff): 300 rubles 00 kopecks

Legal and technical fees paid: 17,000 rubles 00 kopecks

Certified at the address: 12, Presnenskaya Naberezhnaya, Moscow

L.S.		/signature/	R. V. Ryabov
Seal: [MOSCOW NOTARY R. V. RYABOV INN (Taxpayer Identification Number) 770305583110]

Seal:

[MOSCOW NOTARY R. V. RYABOV

INN (Taxpayer Identification Number)

770305583110]

Stamp:

[Bound, numbered and sealed 26 (twenty-six) sheets]

Notary	/signature/ ]

HERBERT SMITH FREEHILLS	EXECUTION COPY

October 5, 2017

HEADHUNTER FSU LIMITED

as a guarantor under this Agreement

and

ZEMENIK LIMITED LIABILITY COMPANY

as a principal under this Agreement

and

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

as a beneficiary under this Agreement

AMENDMENT AGREEMENT No. 1

to the Independent Guarantee Issue Agreement dated June 1, 2016

Herbert Smith Freehills CIS LLP

1.	DEFINITIONS	53

2.	AMENDMENTS	54

3.	LIMITATIONS	54

4.	REPRESENTATIONS	55

5.	APPLICABLE LAW	55

6.	DISPUTE SETTLEMENT	55

7.	EXECUTION	55

APPENDIX 1 REVISED INDEPENDENT GUARANTEE ISSUE AGREEMENT		56

THIS AMENDMENT AGREEMENT No. 1 TO THE INDEPENDENT GUARANTEE ISSUE AGREEMENT (the “Agreement”) was executed on October 5, 2017, between:

(1)	HEADHUNTER FSU LIMITED, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 178226, address (location) of the legal entity: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus, as the guarantor hereunder (the “Guarantor”);

(2)	ZEMENIK LIMITED LIABILITY COMPANY, a limited liability company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1167746153860, located at: 4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation, 125319, as the principal hereunder and the Borrower under the Loan Agreement (the “Borrower”); and

(3)	BANK VTB (PUBLIC JOINT-STOCK COMPANY), a public joint-stock company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, with its office at the address: 29, Bolshaya Morskaya St., Saint Petersburg, Russia, 190000, as the beneficiary hereunder and the Credit Agent, Organizer and Original Lender under the Loan Agreement (the “Original Lender” and the “Credit Agent”)

PREAMBLE

(A)	The Original Lender as a credit agent, organizer and original lender and the Borrower as a borrower have entered into the Syndicated Loan Agreement dated May 16, 2016, as amended by Amendment Agreement No. 1 dated December 14, 2016, Amendment Agreement No. 2 dated June 28, 2017, and Amendment Agreement No. 3 dated October 5, 2017, (hereinafter referred to as “Amendment Agreement No. 3”) by which the Lender and the Borrower agreed to amend the Loan Agreement, inter alia, to increase a loan amount up to RUB 7,000,000,000 (seven billion Rubles).

(B)	The Parties entered into the Independent Guarantee Issue Agreement dated June 1, 2016, (the “Independent Guarantee Issue Agreement”), and the Guarantor issued an independent guarantee dated June 1, 2016, in favor of the Original Lender under the Guarantee Issue Agreement (the “Guarantee”).

(C)	The Guarantor hereby confirms that it is aware of all the terms and conditions of the Loan Agreement as amended by Amendment Agreement No. 3 and does not have the right to invoke the fact that it was not aware of such terms and conditions.

(D)	The Parties hereby agree to make such amendments to the Independent Guarantee Issue Agreement and to the Guarantee as specified herein to ensure the fulfillment of the Borrower’s obligations under the Loan Agreement as amended by Amendment Agreement No. 3.

THE PARTIES HAVE AGREED as follows:

1.	DEFINITIONS

1.1.	Terms

In this Agreement:

“Revised Guarantee” has the meaning specified in Clause 2(b) below.

“Revised Independent Guarantee Issue Agreement” means the Independent Guarantee Issue Agreement as amended hereby, in the form of Appendix 1 (Revised Independent Guarantee Issue Agreement).

“Amendment Agreement No. 3” has the meaning specified in Clause (A) of the Preamble.

“Party” means a party hereto.

1.2.	Embedded Terms

Unless the context requires otherwise, any capitalized terms used in the Loan Agreement and the Independent Guarantee Issue Agreement which are not defined herein have the same meaning as in the Loan Agreement and the Independent Guarantee Issue Agreement.

1.3.	Interpretation

The provisions of Article 1.2 (Interpretation) of the Loan Agreement shall apply to this Agreement as if they are written in this Agreement; any references to Articles, Clauses and Appendices shall be deemed references to Articles, Clauses and Appendices hereof, unless the context requires otherwise.

1.4.	Purpose

This Agreement is a Financial Document.

2.	AMENDMENTS

(a)	The Parties agree that the Independent Guarantee Issue Agreement shall be amended as specified in Appendix 1 (Revised Independent Guarantee Issue Agreement) since the date of this Agreement; the rights and obligations of the Parties under the Independent Guarantee Issue Agreement shall be governed and construed under the Revised Independent Guarantee Issue Agreement since the date of this Agreement.

(b)	The Guarantor shall amend the Guarantee to reflect changes in the Secured Obligations and other amendments that are made to the Independent Guarantee Issue Agreement in accordance with Clause (a) above (taking into account such amendments, hereinafter referred to as the “Revised Guarantee”).

3.	LIMITATIONS

(a)	Any amendments to the Independent Guarantee Issue Agreement hereunder shall be limited to the amendments specified in Article 2 (Amendments). No other provisions of the Independent Guarantee Issue Agreement (except for those specified in Article 2 (Amendments)) shall be amended hereby.

(b)	The Guarantor hereby agrees to be liable for the obligations of the Borrower arising out of the Loan Agreement, for the avoidance of doubt, inter alia, taking into account the amendments introduced by Amendment Agreement No. 3, and confirms that the Guarantee is valid, has full legal force, and the Guarantor continues its due fulfillment of the obligations under the Revised Guarantee in accordance with its terms and conditions, as well as with the terms and conditions of the Revised Independent Guarantee Issue Agreement.

(c)	This Agreement does not relieve the Guarantor of any obligations under the Independent Guarantee Issue Agreement or the Guarantee.

4.	REPRESENTATIONS

(a)	The Guarantor grants the Original Lender the representations of circumstances set forth in Article 3 (Representations of Circumstances of the Guarantor) of the Independent Guarantee Issue Agreement.

(b)	Any representations of circumstances specified in Clause (a) above shall be provided by the Guarantor on the date of this Agreement with a reference to the circumstances existing on the date hereof.

(c)	Any references to the Independent Guarantee Issue Agreement in such representations of circumstances as provided according to Clause (a) above shall be deemed as including, inter alia, references to this Agreement.

5.	APPLICABLE LAW

This Agreement and the rights and obligations of the Parties arising out of this Agreement shall be governed and construed by the laws of the Russian Federation.

6.	DISPUTE SETTLEMENT

(a)	If any dispute, inter alia, concerning its provisions, existence, validity or termination, arises in connection with this Agreement, such dispute shall be subject to pre-trial settlement by sending a respective claim by either Party to the other Party. If a Party does not receive an answer to the sent claim and if the dispute is not settled within 10 (ten) Business Days from the date of receipt of the claim by the other Party, such dispute may be referred to court under Sub-Clause (b) below.

(b)	According to the provisions of Sub-Clause (a) above, if any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

7.	EXECUTION

This Agreement has been made in 3 (three) counterparts of equal legal effect, all of which together shall constitute one and the same instrument, one counterpart for each Party.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

APPENDIX 1

REVISED INDEPENDENT GUARANTEE ISSUE AGREEMENT

HEADHUNTER FSU LIMITED

as a guarantor under this Agreement

and

ZEMENIK LIMITED LIABILITY COMPANY

as a principal under this Agreement

and

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

as a beneficiary under this Agreement

INDEPENDENT GUARANTEE ISSUE AGREEMENT

dated June 1, 2016

as amended by:

Amendment Agreement No. 1 dated October 5, 2017

Herbert Smith Freehills CIS LLP

1.	TERMS AND DEFINITIONS	59
2.	INDEPENDENT GUARANTEE AND REIMBURSEMENT OF LOSSES	63
3.	REPRESENTATIONS OF GUARANTOR’S CIRCUMSTANCES	64
4.	OBLIGATIONS AND LIABILITY OF THE GUARANTOR	67
5.	VALIDITY TERM	77
6.	PAYMENT CLAIM, PAYMENTS, TAXES AND CURRENCY	78
7.	NOTICES	80
8.	MISCELLANEOUS	82
9.	CLAIM ASSIGNMENT AND DEBT TRANSFER	82
10.	APPLICABLE LAW	83
11.	DISPUTE SETTLEMENT	83
12.	COUNTERPARTS	83
APPENDIX 1 TERMS OF THE LOAN AGREEMENT		84

THIS INDEPENDENT GUARANTEE ISSUE AGREEMENT (the “Agreement”) was executed on June 1, 2016, BETWEEN:

(1)	HEADHUNTER FSU LIMITED, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 178226, located at: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus, represented by Aleksandr Arbuzov, acting under the Articles of Association, as the guarantor hereunder (the “Guarantor”);

(2)	ZEMENIK LIMITED LIABILITY COMPANY, a limited liability company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1167746153860, located at: 4 Akademika Ilyushina St., bld. 1, office 54, Moscow, 125319, the Russian Federation, represented by Karen Eduardovich Agayan, acting under the Articles of Association, as the principal hereunder and the Borrower under the Loan Agreement (the “Borrower”); and

(3)	BANK VTB (PUBLIC JOINT-STOCK COMPANY), a public joint-stock company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, located at: 29, Bolshaya Morskaya St., Saint Petersburg, the Russian Federation, 190000, represented by Vitaly Nikolaevich Buzoverya, acting under Power of Attorney 350000/25- , certified on January 14, 2016, under register number 2-25, as the beneficiary under this Agreement and the Credit Agent, Organizer and Original Lender under the Loan Agreement (the “Original Lender” and the “Credit Agent”)

The Guarantor, the Borrower and the Original Lender shall hereinafter be referred to as the “Parties”, and individually as a “Party”.

PREAMBLE

(A)	According to the Loan Agreement, the Original Lender agrees to grant the Borrower funds in Rubles in an aggregate amount not exceeding RUB 7,000,000,000 (seven billion Rubles) on the terms and conditions stipulated in the Loan Agreement.

(B)	One of the preconditions for granting of the Loan to the Borrower under the Loan Agreement is execution of this Agreement and issue of the Guarantee by the Guarantor in favor of the Original Lender.

(C)	This Agreement and the Guarantee are Financial Documents as defined in the Loan Agreement.

(D)	The Guarantor hereby confirms that it is aware of all the terms and conditions of the Loan Agreement and does not have the right to invoke the fact that it was not aware of such terms and conditions of the Loan Agreement.

IN VIEW OF THE FOREGOING, the Parties have agreed as follows:

1.	TERMS AND DEFINITIONS

1.1.	Terms

All capitalized terms used in this Agreement (including the Preamble) have the meanings specified in the Loan Agreement (the definitions for the terms of the Loan Agreement are contained in Appendix 1 (Terms of the Loan Agreement)) unless the Agreement or the context requires otherwise, while:

“Reimbursement for the Amounts Paid under the Guarantee” means reimbursement by the Borrower to the Guarantor for amounts paid by the Guarantor in connection with the performance of its obligations under the Guarantee and (or) under this Agreement, in accordance with paragraph 1 Article 379 of the Civil Code.

“Guarantee” means an independent guarantee issued by the Guarantor at the request of the Borrower to the Original Lender on the Issue Date in accordance with the terms and conditions of this Agreement in the form and content as satisfactory to the Original Lender.

“Issue Date” means such date of issue of the Guarantee as specified in the Guarantee.

“Loan Agreement” means a syndicated loan agreement concluded on May 16, 2016, between the Original Lender as the Credit Agent, Organizer and Original Lender and the Borrower as the Borrower in an aggregate amount not exceeding RUB 7,000,000,000 (seven billion Rubles) as amended by Amendment Agreement No. 1 dated December 14, 2016, and Amendment Agreement No. 2 dated June 28, 2017, and Amendment Agreement No. 3.

“Secured Obligations” means all current and future pecuniary obligations of the Borrower to the Lenders under the Loan Agreement (taking into account all amendments to the Loan Agreement and all provided preliminary consents and waivers of the Lenders under the Loan Agreement), including the Borrower’s obligations regarding:

(a)	payment of an aggregate principal of the Loan not exceeding RUB 7,000,000,000 (Seven billion Rubles) to be finally repaid within 1,825 (One thousand eight hundred and twenty-five) calendar days from the date of Amendment Agreement No. 3 in the manner established by Article 7 (Loan Repayment) of the Loan Agreement (inter alia, in case of a mandatory early repayment provided for by the Loan Agreement);

(b)	payment of interest due under Article 9 (Interest) of the Loan Agreement at an annual interest rate equal to:

(i)	a margin of:

(A)	3.7 (three point seven) percent per annum for any Interest Period starting before the date of Amendment Agreement No. 3; or

(B)	2.0 (two) percent per annum

(1)	for any Interest Period starting from the date of Amendment Agreement No. 3 or thereafter; or

(2)	2.5 (two point five) percent per annum in any cases specified in Article 9.2 (Margin Adjustment) of the Loan Agreement; and

(ii)	the Key Interest Rate;

(c)	payment of a penalty according to Article 9.4 (Penalty) of the Loan Agreement due if the Borrower fails to timely fulfill an obligation of payment of any amount due under the Financial Document; such penalty being 2/365 interest rate established under Article 9.1 (Interest Calculation) of the Loan Agreement taking into account the provisions of Article 9.2 (Margin Adjustment) of the Loan Agreement, of an overdue debt of the Outstanding Loan for each day of delay. A penalty is calculated on an overdue amount during a period from a date following an established maturity date to a date of actual payment (prior to or after delivery of a judgment);

(d)	payment of reimbursement for funds available for granting the Loan under Article 11.1 (Fee for the Obligation under the Agreement) of the Loan Agreement, which amount shall be calculated as follows:

(i)	at the rate of 0.15 (zero point one five) percent per annum of an amount of the Unused Loan Limit within Tranche A (without deduction of an amount to be granted);

(ii)	at the rate of 0.5 (zero point five) percent per annum of an amount of the Unused Loan Limit within Tranche B (without deduction of an amount to be granted),

such consideration being accrued for the Disbursement Period of Tranche A and the Disbursement Period of Tranche B, respectively, and paid as follows:

(iii)	in respect of the Unused Loan Limited of Tranche A, on the last day of the Disbursement Period of Tranche A or on the Disbursement Date of Tranche A, whichever occurs first;

(iv)	in respect of the Unused Loan Limit of Tranche B, on the last Business Day of each calendar month within the Disbursement Period of Tranche B or on the last day of the Disbursement Period of Tranche B, whichever occurs first.

A fee for the obligation of granting of the Loan shall not apply to the Unused Loan Limit in terms of Tranche B and Tranche D.

(e)	payment of a Lenders’ consideration for granting the Loan under Article 11.2 (Loan Extension Fee) of the Loan Agreement which amounts to:

(i)	1.5 (one point five) percent of Tranche A;

(ii)	1.5 (one point five) percent of Tranche B;

(iii)	0.25 (zero point two five) percent of Tranche C; and

(iv)	0.25 (zero point two five) percent of Tranche D

prior to the Disbursement Date of a respective Tranche;

(f)	reimbursement to the Parties to the Financing for any costs or losses to be reimbursed under Articles 14.1 (Reimbursement for Currency Costs), 14.3 (Reimbursement for Costs of the Credit Agent) and 14.4 (Transaction-Related Costs), 14.5 (Amendment Costs) of the Loan Agreement.

(g)	reimbursement to the Parties to the Financing for any documented costs (including fees of any legal and other advisers) incurred by a Party to the Financing because of a mandatory performance of any Financial Document or protection of its rights under the Financial Documents.

(h)	reimbursement to the Parties to the Financing for any expenses under Article 14.2 (Reimbursement for Other Costs) of the Loan Agreement incurred by a Party to the Financing as a result of:

(i)	occurrence of the Event of Default;

(ii)	impossibility to grant the Loan to the Borrower against the Disbursement Request pursuant to any provisions of the Loan Agreement; or

(iii)	Borrower’s inability to early repay the Outstanding Loan or a part thereof, in spite of an early repayment notice submitted to the Credit Agent.

(i)	payment of any other amounts due under the terms and conditions of the Loan Agreement;

(j)	full return of any funds obtained by the Borrower if the Loan Agreement is not valid, and payment of such interest for an illegal use of the funds and/or for use of third parties’ funds as accrued under the applicable laws, as well as reimbursement for any losses (except for lost profit) incurred as a result of an illegal use of such funds.

“Event of Default” means any event or circumstance specified in Article 21 (Events of Default) of the Loan Agreement.

“Amendment Agreement No. 3” means Amendment Agreement No. 3 to the Loan Agreement dated October 5, 2017.

“Guarantee Validity Term” means a period from the Issue Date to the date specified in Article 5.1 (Validity Term).

“Guarantee Amount” means an amount of RUB 10,300,000,000 (ten billion three hundred million Rubles).

“Payment Claim” means a written notice which is sent by the Original Lender (or by the Credit Agent acting on behalf of the Lenders, after accession of rights (claims) under this Agreement and the Guarantee according to Article 9.2 (Transfer Rights by the Lenders)) to the Guarantor and contains: (i) an indication of a particular violation of the Secured Obligations entailing payment under the Guarantee; (ii) a claim for the Guarantor to make payments provided for by this Agreement and the Guarantee within such amount and period as specified in such notice, as well as details of the bank account to which the Guarantor shall make payment.

1.2.	Interpretation

(a)	In this Agreement, unless the context requires otherwise:

(i)	until the Original Lender assigns its rights (claims) under this Agreement and the Guarantee to any person to whom it assigns its rights under the Loan Agreement pursuant to Article 9.2 (Transfer of Rights by the Lenders), all references to the Credit Agent and the Lenders shall mean references to the Original Lender. For the avoidance of doubt, this Clause (a) does not limit the obligations of the Guarantor provided for by Clause (b) of Article 9.2;

(ii)	a reference to the Credit Agent, the Organizer, the Financing Party, the Original Lender, the Lender, the Borrower, the Guarantor or a Party also implies a reference to their successors by virtue of law, the Loan Agreement or this Agreement;

(iii)	a document in a harmonized form means a document agreed in writing by the Credit Agent and the Guarantor or a document drawn up in a form acceptable to the Credit Agent;

(iv)	assets include existing or future property, income and rights of any kind;

(v)	a reference to the Financial Document or another agreement, document or financial instrument implies such Financial Document or another agreement, document or financial instrument as amended from time to time;

(vi)	a person includes any individual, legal entity, governmental authority, government or state;

(vii)	“laws” means any law, ordinance, decree, order, resolution, provision, rule, commissioner orders, requirements or recommendations of any legislative or executive state, municipal, interstate or international authority, ministry, department, service, agency or committee or any judicial body, as well as standards and rules of self-regulatory organizations that are mandatory for members of such self-regulating organizations (exclusively with respect to members of such self-regulating organizations);

(viii)	a reference to a legislative provision means a reference to such a provision as amended from time to time;

(ix)	it is understood that the words “include” and “including”, as well as the expression “inter alia” are accompanied by the words “but not limited to”;

(x)	Article, Sub-Clause, Clause or Appendix means a reference to an Article, Sub-Clause, Clause of this Agreement or an Appendix hereto;

(xi)	an indication of time means Moscow time, unless otherwise specifically indicated in this Agreement;

(xii)	the term “debt” includes any obligation (including, but not limited to a guarantee-based obligation) to pay or return cash, including, but not limited to any contingent transaction; and

(xiii)	a reference to the Lenders is a reference to all Lenders.

(b)	The headings in this Agreement shall not be deemed as affecting its interpretation.

2.	INDEPENDENT GUARANTEE AND REIMBURSEMENT OF LOSSES

2.1.	Independent Guarantee

The Guarantor shall, at the request of the Borrower, issue a Guarantee and hereby undertakes to pay such amount within the Guarantee Amount as specified in the Payment Claim to the Original Lender (or to pay such amount to the Credit Agent for distribution among the Lenders after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders)) if the Borrower fails to fulfill the Secured Obligations, regardless of the validity of the Loan Agreement, the Secured Obligations, as well as relations between the Guarantor and the Borrower, and other obligations.

2.2.	Reimbursement for Losses

In accordance with Article 4061 of the Civil Code, the Guarantor hereby undertakes an independent and primary obligation to the Lenders that if any Secured Obligation is or becomes invalid, illegal and (or) unenforceable, the Guarantor shall, at the request of the Credit Agent, unconditionally reimburse each of the Lenders for an amount of any expenses, commissions, costs and losses (except for loss of profit) that they incur (inter alia, as the Lender, Organizer and Credit Agent) as a result of non-payment of any amount which would have been payable under the Loan Agreement as of the date of such payment or performance of an obligation if such invalidity, illegality and (or) unenforceability of the Secured Obligations did not occur. Any amounts payable by the Guarantor in accordance with this Article 2.2 shall not exceed the amount that the Guarantor would have to pay under Article 2.1 (Independent Guarantee), as if the claimed amount was subject to reimbursement pursuant to the Guarantee.

3.	REPRESENTATIONS OF GUARANTOR’S CIRCUMSTANCES

3.1.	Guarantor’s Representations

The Guarantor shall submit the Original Lender the representations of circumstances specified in this Article 3. The Original Lender relies on such representations of circumstances of the Guarantor, and their credibility is of fundamental importance to the Original Lender.

(a)	Status

(i)	The Guarantor is a legal entity duly incorporated and legally acting under the laws of the Republic of Cyprus.

(ii)	The Guarantor is the full owner of the property belonging to it and carries out its activities under the applicable law.

(b)	Legal Capacity and Authority

(i)	The Guarantor has the legal capacity and authority to enter into and perform this Agreement, the Guarantee and each Financial Document to which the Guarantor is party and the transactions provided for thereby; and the Guarantor obtained all necessary approvals for the execution and performance of this Agreement, the Guarantee and each Financial Document to which the Guarantor is a party, in the manner provided for by law and the Guarantor’s constituent and other internal regulations, including approval of transactions provided for in this Agreement, the Guarantee and each Financial Document to which the Guarantor is party.

(iii)	A person acting on behalf of the Guarantor has the authority to enter into this Agreement, the Guarantee and each Financial Document to which the Guarantor is a party.

(c)	Validity

(i)	This Agreement, the Guarantee and each Financial Document to which the Guarantor is a party are a legitimate, valid, binding and enforceable obligation of the Guarantor.

(ii)	This Agreement, the Guarantee and each Financial Document to which the Guarantor is a party are drawn up in a form ensuring the enforceability thereof in the Russian Federation and the Republic of Cyprus.

(d)	Absence of Contradictions

The execution and performance of this Agreement, the Guarantee and each Financial Document to which the Guarantor is a party and the transactions thereunder by the Guarantor do not contradict:

(i)	any applicable laws;

(ii)	its constituent and other internal regulations;

(iii)	any resolutions of its management bodies; and

(iv)	any other documents or agreements that are binding on the Pledgor.

(e)	Compliance with Legislation

(i)	The Guarantor’s business shall comply with the applicable laws in all aspects that the Credit Agent considers significant. The Guarantor shall timely submit tax returns and pay taxes in such terms and in such amounts as provided for by any applicable laws in all aspects that the Credit Agent considers significant.

(f)	Absence of Default

(i)	The execution or performance of this Agreement, the Guarantee and each Financial Document to which the Guarantor is a party and the transactions thereunder does not and will not result in any Default; and

(ii)	There are no other events or circumstances constituting a default under any document that is binding on the Guarantor or sets limits on the disposal of its property, and which have or are reasonably likely to have the Material Negative Impact.

(g)	Permits

(i)	As of the date of this Agreement, the Guarantor has obtained and maintains all the permits and consents required in connection with the conclusion, performance, maintenance, enforceability of this Agreement, the Guarantee, each Financial Document, to which the Guarantor is a party, and the transactions thereunder and introduction of the above-mentioned documents and transactions as evidence in trials.

(h)	Registration Requirements

It is not required to perform any notarial acts or to register this Agreement or the Guarantee, inter alia, with any government authorities or institutions of the Russian Federation and/or the Republic of Cyprus, or to pay respective duties in connection with this Agreement and the Guarantee.

(i)	Financial Statements

(i)	The most recent financial statements of the Group (and each member of the Group) provided under the Loan Agreement:

(A)	are prepared in accordance with the Applicable Accounting Standards; and

(B)	in all material respects, reliably reflect its financial position (if applicable, on a consolidated basis) as of the date of the preparation thereof,

except, in each case, where otherwise indicated in such financial statements.

(ii)	There have been no events that could have the Material Negative Impact since the date on which the financial statements referred to in Clause (a) above are prepared.

(j)	Judicial Proceedings

No judicial, arbitration or administrative proceedings against the Guarantor are initiated or, to the best of the knowledge of the Guarantor, are expected to be initiated; and there are taken no investigative actions as a result of which any adverse resolutions that can have the Material Negative Impact are made or are highly likely to be made.

(k)	Information

(i)	All such actual information having, in the opinion of the Credit Agent, the essential value as submitted by the Guarantor to the Parties to the Financing in connection with the Financial Documents to which the Guarantor is a party is true and accurate as of the submission date or (as the case may be) on a date (if any) which is indicated as the submission date.

(ii)	The Guarantor did not conceal any information which, if disclosed, would lead to the fact that any other information specified in Sub-Clause (i) above would become unreliable or misleading to a material extent in the opinion of the Credit Agent.

(iii)	As of the date of this Agreement and the first Disbursement Date from the date of provision of the information specified in Clause (i) above, there were no circumstances that, if disclosed, would lead to the fact that the provided information would become unreliable or misleading to a material extent in the opinion of the Credit Agent.

(l)	Loans Granted

The Guarantor did not provide any loans to third parties that are not the Debtors, except for the Permitted Loans.

(m)	Levies and Duties

No state or registration duties or taxes or levies in connection with this Agreement and the Guarantee must be paid as of the date of this Agreement.

(n)	Regulated Procurement

No provisions of the Law on Regulated Procurement are applied to the execution and performance of this Agreement, the Guarantee and the Financial Documents to which the Guarantor is a party, by the Guarantor as of the date of this Agreement. The Guarantor does not give this representation concerning application of the Law on Regulated Procurement to any Party to the Financing.

3.2.	Term of Provision of Representations of Guarantor’s Circumstances

(a)	The Guarantor shall submit the representations of circumstances specified in this Article 3 as of the date of this Agreement.

(b)	Except where any Representations of Circumstances shall be submitted on a certain date, all Representations of Circumstances are considered to be submitted by the Guarantor subsequently on the date of each Disbursement Request, on each Disbursement Date and on the first day of each Interest Period.

(c)	If any Representations of Circumstances are provided again, they are extended to the circumstances existing at the time of their subsequent submission.

4.	OBLIGATIONS AND LIABILITY OF THE GUARANTOR

4.1.	Obligations of the Guarantor

The Guarantor is obliged for the entire Guarantee Validity Term in respect of the following:

(a)	Financial Statements

The Guarantor shall ensure that the Borrower provides the Credit Agent with a number of certified copies of the following documents that is sufficient for all Lenders:

(i)	consolidated financial statements of the Group for each fiscal year approved by the Auditors and prepared in accordance with IFRS as soon as they become available, but in any case, within 180 (one hundred and eighty) days from the end date of such fiscal year;

(ii)	consolidated financial statements of the Group for each fiscal half a year reviewed by the Auditors and prepared in accordance with IFRS as soon as they become available, but in any case, within 120 (one hundred and twenty) days from the end date of such fiscal half a year;

(iii)	the Group’s management statements for each quarter of the relevant fiscal year (including a profit and loss statement, a balance sheet and a cash flow statement) prepared in accordance with IFRS as soon as they become available, but in any case, within 60 (sixty) days from the end of such quarter of the relevant fiscal year; and

(iv)	the financial statements (including a profit and loss statement, a balance sheet and a cash flow statement) of the Borrower and Headhunter for each quarter of the relevant fiscal year prepared under RAS as soon as they become available, but in any case, within 40 (forty) days from the end date of such quarter of the relevant fiscal year.

(b)	Requirements to the Financial Statements

The Guarantor shall ensure that each set of financial statements provided in accordance with Article 17.1 (Financial Statements) of the Loan Agreement is prepared using the same accounting principles and for the same accounting periods that applied in preparation of the last reported Group financial statements (except for a possible change in accounting for capitalization of internal development). If any Debtor notifies the Credit Agent of any changes in accounting principles or reporting periods, the Guarantor agrees to ensure that its Auditors and auditors of the relevant Debtor provide the Credit Agent with:

(i)	a description of the changes to be made in the relevant financial statements in order to reflect changes in accounting principles and reporting periods that applied in preparation of the Original Financial Statements of the Group or the Debtor; and

(ii)	information in a form and content that meet the requirements of the Credit Agent and are sufficient to ensure that the Lenders can verify that the Borrower complies with the requirements of Article 18 (Financial Indicator Compliance Obligation) of the Loan Agreement and can adequately assess the Debtor’s financial position in accordance with the current financial statements compared to the Original Financial Statements of such Debtor.

(c)	Information: Other

(i)	The Guarantor shall provide the Credit Agent with:

(A)	simultaneously with sending to addressees, copies of all documents sent to all Guarantor’s lenders, or in case of any circumstances that have the Material Negative Impact, copies of all documents sent to all Guarantor’s members;

(B)	immediately after it becomes aware of the following facts, but within 5 Business Days from the date on which it becomes aware of such facts, details of any judicial, commercial, arbitration or administrative proceedings, including any investigative actions which result in or are highly likely to result in making any decisions, as a result of which the Group’s expenses will exceed 2.5 (two point five) percent of the Consolidated EBITDA; and

(C)	immediately upon its request, but within 5 (five) days from the date of the request, such additional information on the financial position and economic activities of any member of the Group that the Credit Agent may require in the interests of any Party to the Financing.

(ii)	The Guarantor shall notify the Credit Agent in writing of any of the following events immediately after the Guarantor becomes aware of them:

(A)	filing of a bankruptcy petition against the Pledgor to an arbitration court, and (or)

(B)	publication of a notice of the intention to apply with such petition in the manner prescribed by law; and (or)

(C)	impending filing of a bankruptcy petition on the basis of a received notice from a person intending to apply.

(d)	Auditors

The Guarantor shall not change its Auditors without the consent of the Majority of the Lenders, except for the Auditors for the financial statements of the Group and of its members prepared in accordance with IFRS, approved or authorized pursuant to this Agreement.

(e)	Notice of Default

(i)	The Guarantor shall notify the Credit Agent of any Default (and measures, if any, to eliminate such Default) immediately after it becomes aware of this fact if the Borrower has not notified the Credit Agent of such Default.

(ii)	At the request of the Credit Agent, the Guarantor agrees to submit to the Credit Agent an application signed by the sole executive body or an authorized representative of the Guarantor certifying that the Default has been eliminated or, if the Default continues, explaining the measures taken to eliminate it.

(f)	Client Data Verification

The Guarantor shall provide and undertakes to ensure that each of its Subsidiaries provides the Credit Agent with information and documents for the purposes of Article 17.8 (Client Data Verification) of the Loan Agreement.

(g)	Permissions and Corporate Approvals

(i)	The Guarantor shall timely receive, maintain and comply with and undertakes to ensure that each of its Subsidiaries timely receives, maintains and complies with the terms and conditions of any permits, consents and corporate approvals required by any applicable law in order to fulfill its obligations under the Financial Documents to which it is a party and to enable the use of the Financial Documents as evidence in arbitration proceedings and in courts of relevant jurisdictions, including arbitration courts.

(ii)	Except for obtaining of a license to work with personal data in the Republic of Azerbaijan, the Guarantor shall timely receive, maintain and comply with and undertakes to ensure that each of its Subsidiaries timely receives, maintains and complies with any permits, consents required under any applicable laws to conduct business activities of any member of the Group in the manner in which such business is carried out.

(h)	Prohibition Against Encumbrance of Assets

The Guarantor shall not create or allow and undertakes to ensure that each of the Subsidiaries of the Guarantor does not create or allow any Encumbrance on its assets without the prior written consent of the Credit Agent, except for:

(i)	Encumbrance of assets (except for those specified in Clause (d) below, without double counting) whose aggregate book value at any time does not exceed 5 (five) percent of the Consolidated EBITDA;

(ii)	Encumbrance arising under the Security Agreements;

(iii)	any Encumbrance arising by virtue of law in the ordinary course of business; and

(iv)	any Encumbrance in the form of the right to debit funds from an account with a prior acceptance by the payer or a similar debiting right if this results in debiting of such funds in an amount of not more than 5 (five) percent of the Consolidated EBITDA.

(i)	Asset Disposal

The Borrower shall not sell, lease or otherwise dispose of any of its assets or property without the prior written consent of the Credit Agent and undertakes to ensure that any Subsidiary of the Borrower does not sell, lease or otherwise dispose of any of its assets or property without the prior written consent of the Credit Agent, except for:

(i)	disposal of assets or property in the ordinary course of business;

(ii)	disposal of assets or property as part of the Permitted Reorganization;

(iii)	disposal of assets or property as part of restructuring due to the right of ownership to HEADHUNTER.KZ LLP;

(iv)	disposal of assets or property of the members of the Group in such aggregate book or market value (whichever is greater) obtained as a result of one or more transactions made during each consecutive 12 (twelve) months, as does not exceed 5 (five) percent of the Consolidated EBITDA;

(v)

disposal of shares of CV Keskus OU (a company registered at: Mustamae tee 46, Tallinna linn, Harju maakond 10621, registration number: 11325768) provided that the After-disposal Debt Ratio does not exceed the Debt Ratio as of the last Settlement Date. In order to comply with the After-Disposal Debt Ratio, the Guarantor (or another member of the Group) may, prior to payment of funds (obtained from CV Keskus OU shares sale) to another member of the Group or shareholders of Zemenik Trading, allocate a part of such funds (obtained from disposal of shares of CV Keskus OU) to a partial repayment of the Outstanding Loan under Article 8.3 (Voluntary Early Repayment of the Outstanding Loan) of the Loan Agreement. The Borrower shall, within 5

(five) Business Days prior to the disposal of the shares of CV Keskus OU to the Credit Agent, submit the Credit Agent a certificate proving the Borrower’s fulfillment of the terms and conditions provided for in Clause (e) Article 19.3 (Asset Disposal) of the Loan Agreement. The Borrower or another member of the Group may pay funds obtained from disposal of shares of CV Keskus OU, to the shareholders of Zemenik Trading according to the disposal results only once.

(vi)	disposal of shares or participatory interest in the authorized capital of a member of the Group that is not the Debtor, except for CV Keskus OU, provided that after such disposal:

(A)	The Debt Indicator (as defined below) does not exceed 2.0:1; and

(B)	after payment of the Allocated Amount, the Debt Indicator does not increase in comparison with the Debt Ratio as of the last Settlement Date.

The disposal under this Clause (vi) must be carried out at arm’s length and subject to the terms and conditions provided for in Clause (f) Article 19.3 (Asset Disposal) of the Loan Agreement.

A member of the Group alienating the Alienated Group Member may, without the consent of the Credit Agent, pay the Allocated Amount in an amount that does not entail a violation of the financial indicator provided for in Sub-Clauses (A) and (B) of this Clause (vi). The Allocated Amount may be paid according to the results of the sale of the Alienated Group Member only once. A seller of the Alienated Group Member may use any funds remaining after payment of the Allocated Amount in consultation with the Credit Agent.

(vii)	For the purposes of Clauses (v) and (vi) above, the following definitions have the following meaning:

“Group Cash” means the Cash and Cash Equivalent belonging to the Group.

“Cash of the Alienated Group Member” means the Cash and Cash Equivalent belonging to the Alienated Group Member.

“Alienated Group Member” means a Group member which is not the Debtor (except for CV Keskus OU) whose shares or participatory interest in the authorized capital are to be disposed of.

“Debt Indicator” means the ratio of the Net Debt to the EBITDA.

“After-Disposal Debt Ratio” means an indicator calculated in case of disposal of shares or participatory interest in the authorized capital of a member of the Group (hereinafter referred to as the “Alienated Group Member”) by the following formula:

After-Disposal Debt Ratio = (A - B - C)/p - E),

where:

A means the Consolidated Net Debt as of the last Settlement Date;

B means an amount of the part of the Outstanding Loan repaid by the Borrower in advance at the expense of funds obtained from the disposal of shares or participatory interest in the authorized capital of the Alienated Group Member;

C means the Loan repaid by the Borrower within a period commencing on the expiry date of the last Settlement Period and ending on the day of submission of the certificate containing the calculation of a relevant After-Disposal Debt Ratio;

D means such Consolidated EBITDA for the most recent Settlement Date as determined in accordance with such Group’s latest financial statements for the relevant Settlement Period as prepared in accordance with IFRS and provided to the Credit Agent under Clause (a) or (b) of Article 17.1 (Financial Statements) of the Loan Agreement (or which was to be provided to the Credit Agent under the reporting terms provided for in Clause (a) or (b) of Article 17.1 (Financial Reporting) of the Loan Agreement); and

E means the EBITDA of the Alienated Group Member calculated on the basis of the management statements of the company of the Alienated Group Member as of the last Settlement Date using a calculation procedure similar to the calculation method of the Consolidated EBITDA.

“Purchase Price” means cash that is actually received as a result of sale of the Alienated Group Member.

“Allocated Amount” means a cash amount to be paid to the shareholders of Zemenik Trading as a result of disposal of the Alienated Group Member.

“Cash Amount” means an amount calculated as the difference between the Group Cash, the Cash of the Alienated Group Member and the Allocated Amount, plus the Purchase Price.

“Net Debt” means the difference between the Group’s Financial Indebtedness (taking into account the Group’s Financial Indebtedness to the Alienated Group Member recognized effectively after the disposal of the Alienated Group Member) and an amount of the Financial Indebtedness of the Alienated Group Member (excluding the Financial Indebtedness of the Alienated Group Member to other members of the Group) and the Cash Amount.

“EBITDA” means the difference between the Consolidated EBITDA and the EBITDA of the Alienated Group Member.

(j)	Acquisition of Assets

The Guarantor shall not purchase any assets without the prior written consent of the Credit Agent and undertakes to ensure that no Subsidiary purchases any assets without the prior written consent of the Credit Agent, except for the acquisition of assets:

(i)	in the ordinary course of business;

(ii)	as part of the Permitted Reorganization;

(iii)	as part of restructuring due to the right of ownership to HEADHUNTER.KZ LLP;

(iv)	by a member of the Group in such total amount paid by the member of the Group due to one or more transactions made during each consecutive 12 (twelve) months, as does not exceed 7.5 (seven point five) percent of the Consolidated EBITDA; or

(v)	purchased through the Permitted Financial Indebtedness.

(k)	Arm’s Length Transactions

(i)	The Guarantor may conclude deals with any persons only at arm’s length and undertakes to ensure that any of its Subsidiaries concludes deals with any person only at arm’s length.

(ii)	Clause (a) does not cover any transactions with the Debtors.

(l)	Lending

Except for the Permitted Loans, the Guarantor is not entitled to act as a lender in respect of any Financial Indebtedness without the prior written consent of the Credit Agent and undertakes to ensure that any of its Subsidiaries does not act as a lender in respect of any Financial Indebtedness without the prior written consent of the Credit Agent.

(m)	Provision of Guarantees and Suretyships

(i)	The Guarantor is not entitled to act as a guarantor or surety for the obligations of any person without the prior written consent of the Credit Agent and undertakes to ensure that any of its Subsidiaries does not act as a guarantor or surety for the obligations of any person without the prior written consent of the Credit Agent; and

(ii)	The provisions of Clause (i) above do not apply when such guarantee or suretyship secures the performance of the obligations of another member of the Group:

(A)	created through the Permitted Financial Indebtedness; or

(B)	claims under such guarantee or suretyship are subordinated to the obligations of the Guarantor under the Financial Documents pursuant to the Intercreditor Agreement, in any case without double counting.

(n)	Financial Indebtedness

The Guarantor shall not enter into any transactions which will result in the Financial Indebtedness for the Guarantor and shall not allow the existence of an overdue Financial Indebtedness, and undertakes to ensure that any of its Subsidiaries does not enter into any transaction which will result in the Financial Indebtedness for the Borrower’s Subsidiary and shall not allow the existence of an overdue Financial Indebtedness without the prior written consent of the Credit Agent, except for the Permitted Financial Indebtedness.

(o)	Fulfillment of Subsequent Conditions

The Guarantor shall comply with and undertakes to ensure that any of its Subsidiaries complies with the terms and conditions set forth in the Loan Agreement, all related subsequent conditions specified in Part 2 of Appendix 2 (Requirements to the Borrower for Obtaining a Loan under Tranche A and Tranche B) to the Loan Agreement.

(p)	Net Assets

The Guarantor shall ensure that such amount of the net assets of the Borrower and Headhunter as determined under the financial statements provided pursuant to Clause 17.1 (d) of the Loan Agreement is positive at the end of each fiscal half a year during the validity term of this Agreement.

(q)	Change of Business Activity

The Guarantor shall not make any significant changes in the main areas of its economic activities and undertakes to ensure that each of its Subsidiaries does not make any significant changes in the main areas of its economic activities without the prior written consent of the Credit Agent. For the avoidance of doubt, this Clause (q) does not apply to the reduction or termination of the economic activities of Headhunter as a result of the Permitted Reorganization.

(r)	Existing Business Contracts

The Guarantor shall maintain the Existing Business Contracts up to the Final Redemption Date or, if it is commercially justified, conclude new contracts on similar terms at least one month before the expiration of the Existing Business Contracts.

(s)	Taxation

The Guarantor shall pay taxes and levies in a timely manner under the laws of the Republic of Cyprus (hereinafter referred to as the “Mandatory Payments”) and shall ensure that each of its Subsidiaries timely pays the Mandatory Payments in accordance with the applicable law, with the exception of:

(i)	the Mandatory Payments which are contested by the Guarantor or any of its Subsidiaries in the manner prescribed by law; and

(ii)	the Mandatory Payments and costs for their contestation, for which there were created reserves recognized in the most recent financial statements submitted to the Credit Agent pursuant to Article 17.1 (Financial Statements) of the Loan Agreement; and

(iii)	a case where failure to pay such Mandatory Payments will not have the Material Negative Impact.

(t)	Equal Status of Obligations

The Guarantor shall ensure that its obligations hereunder (when they are to be fulfilled) shall be deemed to be of the same class as its other existing and future unsecured payment obligations and that any of its Subsidiaries shall ensure that the Guarantor’s obligations hereunder (when they are to be fulfilled) shall be deemed to be of the same class as other existing and future unsecured payment obligations of such Subsidiary, except for any obligations, whose primary satisfaction is directly provided for by law.

(u)	Group Structure Scheme

The Guarantor shall ensure maintaining the existing structure of the Group in accordance with the Group Structure Scheme. This obligation does not apply to any actions permitted or provided for under the Financial Documents.

(v)	Access

When the Default occurs and remains uneliminated or when there are sufficient grounds for the Credit Agent to believe that the Default may occur, the Guarantor shall, at the request of the Credit Agent, provide (and ensure that each of its Subsidiaries provides) the Credit Agent and/or its auditors or other professional advisers free access to its premises, assets and primary accounting and tax accounting documents (on paper or electronic media), including issue of powers of attorney for the persons concerned, as well as organize a meeting with the Group management.

(w)	Additional General Obligations

The Guarantor shall, at the request of any Party to the Financing, at its own expense, take any actions and sign any documents and ensure that any of its Subsidiaries, at such Subsidiary’s own expense, takes any action and signs any documents necessary to ensure the validity and proper performance of the Financial Documents. In particular, the Guarantor shall, at its own expense, at the request of the Credit Agent, ensure:

(i)	taking all actions necessary to ensure the validity of the Borrower’s Pledge Agreement and the Headhunter’s Pledge Agreement if any Lender other than the Original Lender acquires any rights (claims) to the Borrower and (or) obligations to grant the Loan pursuant to the provisions of Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders) of the Loan Agreement;

(ii)	entering into supplementary agreements to the Borrower’s Pledge Agreement and the Headhunter’s Pledge Agreement (on such terms and conditions as acceptable to the Lenders).

4.2.	Irrevocability of the Security

The obligations of the Guarantor under this Agreement and the Guarantee:

(a)	are an irrevocable security according to the provisions of Article 5.1 (Validity Term);

(b)	supplement any other security and are unimpaired by any other security that is now or hereafter provided to the Lenders for all or any of the Secured Obligations;

(c)	are not affected by any reorganization of the Guarantor and (or) the Borrower, including, but not limited to, any changes in the legal form of the Guarantor and/or the Borrower;

(d)	continue to be valid during any liquidation or insolvency (bankruptcy) procedure initiated against the Guarantor and (or) the Borrower, or during any reorganization of the Guarantor and (or) the Borrower to the extent permitted by the applicable law; and

(e)	continue to be valid until terminated hereunder.

4.3.	Material Change in Circumstances

Such material change in circumstances as described in Article 451 of the Civil Code does not justify revoking of the Guarantee, amending or terminating this Agreement on the initiative of the Guarantor and (or) the Borrower.

4.4.	Waiver of Defense against Claims of the Lenders

(a)	Any dispute between the Guarantor, the Borrower and (or) any other Debtor, as well as between the Guarantor, the Borrower and (or) any other Debtor, on the one hand, and the Lenders, on the other hand, does not relieve the Guarantor from fulfilling the obligations under this Agreement and under the Guarantee.

(b)	The Guarantor is not entitled:

(i)	to file any such counterclaims or objections against any claims of the Lenders which the Borrower or another Debtor could submit; and

(ii)	to fail to fulfill any obligations under this Agreement and the Guarantee or postpone their fulfillment, referring to the existence of any dispute between the Borrower or another Debtor, on the one hand, and the Lenders, on the other hand.

4.5.	Change in the Secured Obligations

The Guarantor hereby expresses its consent to be jointly liable with the Borrower, irrespective of whether the terms and conditions of the Loan Agreement will be amended in any way, including any amendments leading to an increase in the volume of the Secured Obligations or other adverse consequences for the Guarantor. No additional written consent of the Guarantor is required for such amendment.

4.6.	Amendments

(a)	The Guarantor may not revoke or amend the Guarantee.

(b)	Any term or condition of this Agreement and the Guarantee may be amended by a written agreement signed by the Parties.

(c)	In case of any amendment to the terms and conditions of the Loan Agreement, the Guarantor and the Borrower shall, at the request of the Credit Agent, enter into an agreement with the Lender within a period agreed by the Parties to make relevant amendments to this Agreement and the Guarantee if, according to the current legislation (including the judicial practice then existing) such amendments are necessary for the Guarantee to remain valid and to ensure the complete fulfillment of the Secured Obligations, taking into account amendments to the Loan Agreement.

4.7.	Reimbursement to the Guarantor

(a)	The Guarantor hereby confirms that the Lender’s claims (filed directly by the Lender or through the Credit Agent) under the Loan Agreement shall take precedence over the Guarantor’s claims with respect to the Reimbursement for the Amounts Paid under the Guarantee.

(b)	The Guarantor hereby undertakes:

(i)	not to file any claims against the Borrower for the Reimbursement for the Amounts Paid under the Guarantee until the Secured Obligations are fully repaid;

(ii)	until the Secured Obligations are fully repaid, to refrain from assignment or any other transfer of its claims of the Reimbursement for the Amounts Paid under the Guarantee, and from encumbrance of such claims in favor of third parties (excluding the Credit Agent and (or) the Lenders in connection with the Loan Agreement), without the prior written consent of the Credit Agent acting under the provisions of the Loan Agreement; and

(iii)	without prejudice to the other provisions of this Agreement, if the Guarantor receives the Reimbursement for the Amounts Paid under the Guarantee in violation of the terms or conditions of this Agreement, to immediately transfer the amount received by the Guarantor as a result of the Reimbursement for the Amounts Paid under the Guarantee to the Credit Agent’s Account.

(c)	In accordance with the provisions of Article 309.[1] paragraph 2 of the Civil Code, after the Guarantor’s transfer of an amount received by the Guarantor as a result of the Reimbursement for the Amounts Paid under the Guarantee to the Credit Agent’s Account, the Lenders’ claim to the Borrower in the relevant part passes to the Guarantor. The Guarantor that has transferred such amount to the Credit Agent’s Account may file such claim to the Borrower only after the Secured Obligations are fully repaid.

(d)	Until the Secured Obligations are fully repaid, the Borrower undertakes to refrain from the Reimbursement for the Amounts Paid under the Guarantee, without the prior written consent of the Credit Agent acting pursuant to a resolution of the Qualified Majority of the Lenders.

5.	VALIDITY TERM

5.1.	Validity Term

The Guarantee is issued for a period from the Issue Date through a date that occurs after 96 months from the date of Amendment Agreement No. 3. This Agreement shall become effective on the date of its signing indicated at the beginning of this Agreement, and shall remain in force until the obligations under the Guarantee issued hereunder are completely fulfilled.

5.2.	Continuing Obligations

The obligations of the Guarantor under this Agreement and the Guarantee are permanent and are not considered fulfilled by any partial payment or partial fulfillment of all or any of the Secured Obligations.

6.	PAYMENT CLAIM, PAYMENTS, TAXES AND CURRENCY

6.1.	Payment Claim

If the Secured Obligations are not fulfilled, as specified in Article 2 (Independent Guarantee and Reimbursement of Losses), the Original Lender (or, after assignment under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), the Credit Agent acting on behalf of the Lenders) shall send the Guarantor a Payment Claim and a copy of the notice of the Original Lender or the Credit Agent, respectively, sent to the Borrower under Article 21.18 (Acceleration) of the Loan Agreement. The Guarantor shall make a payment against the Payment Claim within a period not exceeding 5 (five) Business Days from the date when the Guarantor receives the Payment Claim.

6.2.	Accounts for Receipt of Payments

(a)	The obligations of the Guarantor set forth in Article 6.1 (Payment Claim) are fulfilled by payment of an amount specified in the Payment Claim to the account of the Original Lender (or after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), to the account of the Credit Agent acting on behalf of the Lenders).

(b)	Any amounts received by the Credit Agent are to be allocated among the Lenders by the Credit Agent in accordance with the Proportional Share of each Lender in the manner provided for in the Loan Agreement. The provisions of this Clause shall come into force from the assignment of the rights (claims) under this Agreement and the Guarantee by the Original Lender in accordance with Article 9.2 (Transfer of Rights by the Lenders).

6.3.	Payments

Any amounts due to the Lenders under this Agreement and the Guarantee shall be paid by the Guarantor to the Original Lender to the account of the Original Lender in Rubles (or after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders) to the Credit Agent to the Credit Agent’s account for allocation among the Lenders).

6.4.	Performance of the Guarantor’s Obligations

Any pecuniary obligations of the Guarantor under this Agreement and the Guarantee shall be deemed fulfilled on the date of crediting of funds in Rubles to the account of the Original Lender in Rubles (or, after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), to the Credit Agent’s account for allocation among the Lenders). If this Agreement, the Guarantee or any other Financial Document establishes the time prior to which the Guarantor’s obligations are to be fulfilled, the Guarantor shall ensure before the set deadline that funds are credited to the account of the Original Lender (or, after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), to the Credit Agent’s account).

6.5.	Withholding and Deduction

All payments made by the Guarantor under this Agreement and the Guarantee shall be without any deductions or withholdings, except for the deductions and withholdings expressly established by the applicable law. If the current legislation contains a requirement for any deductions or withholdings in respect of payments provided for in this Agreement and the Guarantee, the Guarantor shall:

(a)	ensure that such deductions or withholdings do not exceed an amount provided for by law;

(b)	promptly pay the Original Lender (or, after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), to the Credit Agent for allocation among the Lenders) an additional amount so that the total amount received by the Lenders is equal to the amount that would have been received by the Lenders if such deductions or withholdings were not made.

6.6.	Receipt of Payments in Other Currencies

The Guarantor shall make all payments under this Agreement and the Guarantee in Rubles, except for compensation to the Lenders of any costs incurred in connection with this Agreement and with the Guarantee, which shall be paid by the Guarantor in the same currency in which they arose (the “Agreement Currency”) if payments in such currency do not contradict the legislation. The payment obligations of the Guarantor are deemed to be performed only if the respective amounts are received by the Credit Agent in the Agreement Currency. If any amounts under this Agreement and the Guarantee are received against the obligations of the Guarantor in a currency other than the Agreement Currency, and the Original Lender (or, after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), the Credit Agent) converts the received amount into the Agreement Currency, the Guarantor shall reimburse the Original Lender or the Credit Agent, respectively, for its expenses related to the conversion of the received amount to the Agreement Currency (at an internal currency rate of the Bank of the Account) and compensate the difference between an amount due from the Guarantor in the Agreement Currency and an amount received by the Credit Agent as a result of converting the funds received from the Guarantor into the Agreement Currency.

6.7.	Prohibition of Set-Off or Counterclaim

Performance of the Guarantor’s obligations to make any payments provided for in this Agreement and the Guarantee is not a counterclaim for performance of the Lenders’ obligations in the meaning of Article 328 of the Civil Code. The obligations of the Guarantor to make any payments provided for by this Agreement and the Guarantee may not be stopped by offsetting any counterclaims of the Guarantor to the Lenders. The Parties agree in accordance with Article 411 of the Civil Code that the Guarantor may not terminate the claims of the Lenders to the Guarantor by set-off.

6.8.	Maturity Date

If any maturity date under this Agreement or the Guarantee falls on a day other than a Business Day, such payment must be made on the previous Business Day.

6.9.	Value-Added Tax

All amounts payable under this Agreement and the Guarantee by the Guarantor to any Lender are specified without VAT. If VAT is payable, the Guarantor shall pay an amount of VAT (at a rate effective at the date of payment) to the Lenders (in addition to any amounts payable).

6.10.	Use of Received Funds

All funds received by the Lenders under this Agreement and the Guarantee shall be used by the Lenders to settle the Secured Obligations in accordance with the order of priority specified in the Loan Agreement respectively; each Lender shall receive part of the money received by the Lenders under this Agreement and the Guarantee according to its Proportional Share; no rights of the Lenders to recover any underpaid amounts from the Guarantor or any other persons, as provided for in the Loan Agreement, shall be infringed; and the Guarantor may not prevent such use.

Any surplus cash remaining after the full performance of the Secured Obligations (that is, the full payment of principal, interest and commissions payable by the Borrower, but not paid, as well as any other payments due under the Loan Agreement) shall, within 3 (Three) Business Days from the date of receipt of the bank details from the Guarantor, be paid to the Guarantor according to the bank details specified by it.

7.	NOTICES

7.1.	Written Form

Any messages sent by the Parties under this Agreement and the Guarantee shall be in writing and may be sent by courier, by mail with return receipt, and, unless otherwise provided, by fax or by other means enabling to reliably establish that a message is from a Party to this Agreement. For the purposes of this Agreement and the Guarantee, a message transmitted using electronic means of communication shall be deemed to be in writing.

7.2.	Addresses

(a)	Unless otherwise provided for below, the contact details of each Party for all messages in connection with this Loan Agreement and the Guarantee are data which such Party reported to the Credit Agent for this purpose.

(b)	Contact details of the Guarantor:

HEADHUNTER FSU LIMITED

Address:	42 Dositheou, Strovolos 2028, Nicosia, Cyprus

Fax:	+357 2267 9096

E-mail:	info@fiduserve.com

Attn:	The Directors / Stelios Haralambous

(c)	Contact details of the Borrower:

Zemenik Limited Liability Company

Address:	4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation, 125319

Fax:	+7 495 974-64-27

E-mail:	karen.agayan@arpartners.ru

Attn:	Karen Eduardovich Agayan

(d)	Contact details of the Original Lender:

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

Location:	29, Bolshaya Morskaya St., Saint Petersburg, the Russian Federation, 190000

Mail address:	43 Vorontsovskaya St., bld. 1, Moscow, 109147

Telex:	412362 BFTR RU

Telephone:	+7 495 956-71-48

Fax:	+7 495 775-54-54

E-mail:	loanadmin@msk.vtb.ru, TM21@msk.vtb.ru

Attn:	Credit Authority

(e)	Any Party may change its contact details sending the Credit Agent an appropriate notice at least 5 (five) Business Days prior to such change. The Credit Agent shall notify all other Parties of any change in contact details.

(f)	If a Party specifies a particular division or official as a recipient of a message, such message shall not be considered to be sent if such division or official is not designated as the recipient.

7.3.	Notice Delivery

(a)	Any message or document sent by a Party to another Party in connection with this Agreement and the Guarantee shall be deemed to have been received (except for a notice sent in accordance with the laws of the Russian Federation in case of filing of any claims under the Guarantee and any other cases expressly provided for by the Agreement and the Guarantee):

(i)	after receiving a message in a legible form when sent by fax or by another method which allows to establish reliably that the message is from a Party hereto; or upon delivery to the appropriate address when sent by courier; or

(ii)	upon delivery to the appropriate address or after 5 (five) Business Days after submitting to the post office when sent by mail with return receipt, whichever occurs first.

(b)	All notices sent by the Guarantor or to the Guarantor’s address shall be transmitted through the Credit Agent.

7.4.	Language

Any notice or message sent by a Party in connection with this Agreement and the Guarantee must be in the Russian language. For the avoidance of doubt, the text is in Russian and may be accompanied by a translation into English; the text in Russian shall prevail.

8.	MISCELLANEOUS

8.1.	Partial Invalidity

If any provision of this Agreement is or becomes illegal, invalid or unenforceable, this does not affect the legality, validity or enforceability of any other provision of this Agreement.

8.2.	Wording

The Parties acknowledge that the terms and conditions of this Agreement, as well as its wording, have been jointly determined by the Parties, each Party was equally able to influence the content of this Agreement based on its own reasonable interests.

9.	CLAIM ASSIGNMENT AND DEBT TRANSFER

9.1.	Claim Assignment and Debt Transfer

Neither the Guarantor nor the Borrower may assign its rights or transfer the debt under this Agreement and the Guarantee or otherwise dispose of any of its rights and (or) obligations under this Agreement and the Guarantee without the written consent of all Lenders.

9.2.	Transfer of Rights by the Lenders

(a)	The Lender may, without the consent of the Guarantor and the Borrower, assign all or part of its rights (claims) under this Agreement and the Guarantee to any person to whom it has assigned its rights under the Loan Agreement, in accordance with the requirements established by Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders) of the Loan Agreement.

(b)	If the Lender assigns its rights (claims) under Clause (a) above, the Lenders that have wholly or partially assigned the rights (claims) under this Agreement and the Guarantee become beneficiaries under this Agreement and the Guarantee issued hereunder.

(c)	If the Lender assigns its rights (claims) under Clause (a) above, the Guarantor shall, at its own expense, take any actions and sign any documents necessary for the purposes of exercising and protecting the rights of the Lenders as beneficiaries under the Guarantee provided for by this Agreement and the Guarantee issued hereunder. In particular, the Guarantor shall, at its own expense, at the request of the Credit Agent, ensure:

(i)	taking all actions necessary to ensure the validity of this Agreement and the Guarantee issued hereunder; and

(ii)	entering into a new Independent Guarantee Issue Agreement with the Lenders and issuing a new Independent Guarantee on the terms and conditions similar to those of this Agreement and the Guarantee issued hereunder.

9.3.	Debt Transfer

If the Borrower assigns or transfers its debt (in whole or in part) under the Loan Agreement (with the consent of all Lenders) to another person under the terms and conditions provided for in the Loan Agreement or transfers the Borrower’s obligations under the Loan Agreement to another person through a universal succession, the Guarantor hereby expresses its consent to such assignment or transfer of the debt and agrees to be jointly liable with the new borrower in the amount of the Secured Obligations.

10.	APPLICABLE LAW

This Agreement and the rights and obligations of the Parties arising out of this Agreement shall be governed and construed by the laws of the Russian Federation.

11.	DISPUTE SETTLEMENT

(a)	If any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be subject to pre-trial settlement by sending a respective claim by either Party to the other Party. If a Party does not receive an answer to the sent claim and if the dispute is not settled within 10 (ten) Business Days from the date of receipt of the claim by the other Party, such dispute may be referred to court under Sub-Clause (b) below.

(b)	According to the provisions of Sub-Clause (a) above, if any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

12.	COUNTERPARTS

This Agreement has been made in 3 (three) counterparts of equal legal effect, all of which together shall constitute one and the same instrument, one counterpart for each Party.

APPENDIX 1

TERMS OF THE LOAN AGREEMENT

In the Loan Agreement, except where the context otherwise requires: “Auditors” means

(a)	KPMG Joint-Stock Company, Deloitte CIS Holdings Limited, PricewaterhouseCoopers Consulting LLC, or Ernst & Young Global Limited for the financial statements of the Group and its members prepared under IFRS; and

(b)	any company listed in Clause (a) above, Moore Stephens LLC, FinExpertiza LLC, BDO CJSC, FBK LLC, and 2K—Business Consulting CJSC, and any other audit firm approved by the Majority of the Lenders for the financial statements of members of the Group prepared under any Applicable Accounting Standards other than IFRS.

“Affiliate” means a Subsidiary or an Associated Company of such person or a Holding Company of such person or any other Subsidiary or Associated Company of such Holding Company.

“Basel II” means the recommendations contained in the document adopted by the Basel Committee on Banking Supervision in June 2004 “International Convergence of Capital Measurement and Capital Standards: a Revised Framework”.

“Basel III” means:

(a)	the recommendations contained in the documents published by the Basel Committee on Banking Supervision in December 2010: “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer”, as amended;

(b)	such recommendations for global systemically important banks as contained in a document published by the Basel Committee on Banking Supervision in November 2011 “Global systemically important banks: Assessment methodology and the additional loss absorbency requirement. Consultative Document”, as amended; and

(c)	any other documents, explanations or standards published by the Basel Committee on Banking Supervision with respect of Basel III.

“Majority of the Lenders” means:

(a)	in a period up to the Settlement Date, the Lenders whose Loan Limits together amount to 75 (seventy-five) percent or more of the Aggregate Loan Limit;

(b)	if there is no Outstanding Loan and the Aggregate Loan Limit has been reduced to zero, the Lenders whose Loan Limits together amount to 75 (seventy-five) percent or more of the Aggregate Loan Limit immediately prior to the date of such reduction; or

(c)	in any other period of time, the Lenders whose participation in the Outstanding Loan, their Unused Loan Limit and the Amount to be provided together amount to 75 (seventy-five) percent or more of the total amount of the Outstanding Loan, the Aggregate Unused Loan Limit and the Amount to be granted by all Lenders.

“Revenue” means, in relation to any Debtor, the revenue of such Debtor determined under the financial statements prepared pursuant to the Applicable Accounting Standards and provided under Article 17.1 (Financial Statements).

“Guarantor” means each of HeadHunter FSU, Zemenik Trading, and Headhunter, and each Additional Guarantor.

Contracting State to a Double Taxation Agreement

means a state that has entered into the Double Taxation Agreement with the Russian Federation.

“Civil Code” means the Civil Code of the Russian Federation.

“Group” means, for the purposes of this Agreement, Zemenik Trading, as well as the Subsidiaries of Zemenik Trading whose financial statements are consolidated with the financial statements of Zemenik Trading under IFRS in the relevant period of time.

“Disbursement Date” means every date on which the Credit Agent transfers the Loan or its part specified in the Disbursement Request to the account of the Borrower.

“Date of the Final Redemption of Tranche A and Tranche B” means a date coming in 1,824 (one thousand eight hundred and twenty-four) calendar days from the date of this Agreement.

“Date of the Final Redemption of Tranche C and Tranche D” means a date coming in 1,825 (one thousand eight hundred and twenty-five) calendar days from the date of Amendment Agreement No. 3.

“Interest Payment Date” means March 31, June 30, September 30 and December 31 of each year; and if the relevant day is not a Business Day, “Interest Payment Date” means the Business Day preceding a day specified above.

“Cash” has the meaning specified for this term in IFRS. “Pledge Agreement” means each of the following contracts:

(a)	the Borrower’s Pledge Agreement;

(b)	the Headhunter’s Pledge Agreement;

(c)	the Headhunter FSU’s Pledge Agreement;

(d)	the Zemenik Trading’s Pledge Agreement;

(e)	each Supplementary Pledge Agreement.

“Borrower’s Pledge Agreement” means an agreement of pledge of a participatory interest in the authorized capital of the Borrower governed by the Russian law, executed between the Lenders and Zemenik Trading to ensure performance of the Borrower’s obligations hereunder.

“Headhunter’s Pledge Agreement” means an agreement of pledge of a participatory interest in the authorized capital of the Headhunter governed by the Russian law, executed between the Lenders and Headhunter FSU to ensure performance of the Borrower’s obligations hereunder.

“Headhunter FSU’s Pledge Agreement” means an agreement of pledge of shares in Headhunter FSU governed by the Cyprus law, executed between the Lenders and the Borrower to ensure performance of the Borrower’s obligations hereunder.

“Zemenik Trading’s Pledge Agreement” means each agreement of pledge of shares in Zemenik Trading governed by the Cyprus law, executed between the Lenders, Highworld and ELQ Investors VIII to ensure performance of the Borrower’s obligations hereunder.

“Sale and Purchase Agreement 1” means an agreement of sale and purchase of 100 (one hundred) shares in the authorized capital of HeadHunter FSU executed between the Seller as the seller and Zemenik Trading as the buyer on February 24, 2016.

“Sale and Purchase Agreement 2” means an agreement of sale and purchase of 50 (fifty) percent minus one share in the authorized capital of HeadHunter FSU executed between Zemenik Trading as the seller and the Borrower as the buyer and providing for payment through such accounts of parties to Sale and Purchase Agreement 2 as opened with the Credit Agent, RCB Bank Ltd. (Cyprus) or with any banks affiliated to the Credit Agent.

“Double Taxation Agreement” means a double taxation agreement between a foreign state and the Russian Federation which provides for a full or partial exemption from payment of income tax in the Russian Federation for such income as paid to foreign organizations and provided for in this Agreement.

“Security Agreement” means:

(a)	each Pledge Agreement;

(b)	each Independent Guarantee; and

(c)	each Supplementary Guarantee.

“Lender’s Assignment Agreement” means an agreement made primarily in the form of Appendix 4 (Form of the Lender’s Assignment Agreement) or in any other form by virtue of which the Existing Lender (as defined in Article 22 (Substitution of Parties) assigns its rights and (or) transfers its obligations under this Agreement to the New Lender (as defined in Article 22 (Substitution of Parties)).

“Document Related to the Reorganization” has the meaning specified in Amendment Agreement No. 2.

“Equity Instruments of the Group” means shares or participatory interests in the authorized capital of any member of the Group, as well as options or other instruments securing the right of their owner to acquire or receive shares or participatory interests in the authorized capital of any member of the Group.

“Debtor” means the Borrower and each Guarantor.

“Highworld’s Dollar Loan” means a loan of USD 27,031,978 granted under a loan agreement between Zemenik Trading (as the borrower) and Highworld (as the lender) on February 24, 2016.

“Supplementary Guarantee” has the meaning specified in Article 18.5 (Provision of Supplementary Guarantees).

“Additional Guarantor” has the meaning specified in Article 18.5 (Provision of Supplementary Guarantees).

“Supplementary Pledge Agreement” has the meaning specified in Article 18.5 (Provision of Supplementary Guarantees).

“Subsidiary” means any legal entity, if another (parent) company or partnership:

(a)	owns the majority of voting rights in such legal entity; or

(b)	has an equity participation and may appoint or dismiss the majority of members of the executive body of such legal entity; or

(c)	is entitled to exert a dominant influence on such legal entity by virtue of the provisions contained in the constituent documents of such legal entity or in a management agreement; or

(d)	is a member (shareholder) of such legal entity and independently or jointly (with other members) controls the majority of votes in this legal entity; or

(e)	controls such legal entity,

including any legal entity whose authorized capital shares or participatory interests are subject to the Encumbrance, and the ownership of such encumbered shares or participatory interests is registered by virtue of such Encumbrance in favor of the secured party or a nominee acting in favor of such party.

“Associated Company” means any legal entity in which the first legal entity owns 20 (twenty) percent or more (but not more than 50 (fifty) percent) of the authorized capital.

“Representations of Circumstances” means the representations of the Borrower in Article 16 (Representations of Circumstances).

“Bankruptcy Law” means Federal Law of the Russian Federation No. 127- dated October 26, 2002, “On Insolvency (Bankruptcy)”.

“Law on Credit Histories” means Federal Law of the Russian Federation No. 218- dated December 30, 2004, “On Credit Histories”.

“Law on Regulated Procurement” means Federal Law of the Russian Federation No. 223- dated July 18, 2011, “On Procurement of Goods, Works, Services by Separate Types of Legal Entities”

“Pledgor” means the Borrower, HeadHunter FSU, Zemenik Trading, Highworld, and ELQ Investors VIII, as well as each pledgor under each Supplementary Pledge Agreement.

“Disbursement Request” means such request of the Borrower for disbursement of the Loan as prepared in general in the form of Appendix 3 (Form of the Disbursement Request).

“Intellectual Property” means the Trademarks of the Debtors, domain names (including the Websites of the Debtors) registered in the name of Group’s members, a database and other intellectual property, the rights to which belong to Group’s members specified in Appendix 8 (Intellectual Property), and similar significant intellectual property owned by the Additional Guarantors (if such Additional Guarantors are not the Debtors at the date of this Agreement).

“Exceptional Income or Expenses” means any income or expenses arising out of extraordinary circumstances of the Debtor’s business and recognized as such by a resolution of the Majority of the Lenders.

“Key Rate” means

(a)	with respect to each Interest Period, a key rate established by the Central Bank of the Russian Federation and effective as of each day of the Interest Period; and

(b)	with respect to any other period, a key rate established by the Central Bank of the Russian Federation effective as of each day of such period and determined daily based on the data on the website of the Central Bank of the Russian Federation on the Internet at www.cbr.ru or, if changed, on any other official website of the Central Bank of the Russian Federation. If the Central Bank of the Russian Federation abolishes or ceases to use a key rate and if it is needed to determine pricing conditions for provision of financing to credit institutions of the Russian Federation, the Key Rate shall be a similar rate established by the Central Bank of the Russian Federation for pricing of refinancing through repo transactions and (or) against non-market assets.

“Consolidated Net Debt” has the meaning specified in Article 18.7 (Definitions).

“Consolidated EBIT” means such Group’s consolidated profit before tax for the Settlement Period as adjusted taking into account termination of transactions occurring during the Settlement Period:

(a)	before deduction of any amounts related to financial expenses;

(b)	without taking into account any amounts related to the interest to be received by any member of the Group;

(c)	after deducting profits or adding losses of any member of the Group relating to non-controlling participatory interests;

(d)	without taking into account positive or negative unrealized exchange rate differences;

(e)	without taking into account gains or losses arising out of a revaluation of any asset or a decrease in the carrying amount of any asset when it is disposed of by any member of the Group;

(f)	without taking into account an expected return on the assets of a pension plan;

(g)	without taking into account any non-monetary gains or losses from the Incentive Plans Based on the Group’s Equity Instruments;

(h)	exclusively for the Settlement Periods ending on June 30, 2016, December 31, 2016, and June 30, 2017, without taking into account the Transaction Costs.

“Consolidated EBITDA” means such Consolidated EBIT for the Settlement Period as adjusted by adding the following amounts, provided that these amounts were not taken into account when calculating EBIT:

(a)	any amounts related to depreciation and impairment of fixed assets;

(b)	any amounts related to impairment of goodwill;

(c)	any amounts related to depreciation and impairment of other non-fixed assets;

(d)	for the purpose of determining the financial indicators specified in Clause (a) of Article 9.2 (Margin Adjustment), advertising costs incurred in 2016 in an amount of up to RUB 200,000,000.

“Confidential Information” means any such information (including personal data) in any form (including oral information, and any documents and information recorded or stored as electronic files or on any other media) on any Debtor, Pledgor or member of the Group, the Financial Documents, or the Loan which becomes known to a Party to the Financing or which is obtained by any person intending to become a Party to the Financing, from:

(a)	any member of the Group or its adviser; or

(b)	another Party to the Financing or its adviser if the information has been received by such a Party to the Financing from any member of the Group or its adviser,

except for any information that:

(i)	is or becomes available to an unrestricted circle of persons other than as a result of a violation of the terms and conditions of Article 28 (Confidentiality) by a Party to the Financing; or

(ii)	was known to a Party to the Financing prior to a date of disclosure to it or its adviser of such information or has been legally received by a Party to the Financing or its adviser after such date from a source, to the knowledge of such Party to the Financing, not associated with the Group, and that in any case, to the knowledge of such Party to the Financing, was not obtained due to breach of a confidentiality obligation.

“Loan” means funds within the Aggregate Loan Limit granted by the Lenders to the Borrower under this Agreement as Tranche A, Tranche B, Tranche C, and Tranche D.

“Lender” means

(a)	any Original Lender; and (or)

(b)	any banks or other credit or other organizations (except for any person belonging to the Borrower’s Group) which acquire the rights of claim to the Borrower and (or) the obligation to grant the Loan under the provisions of Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders) and the current laws.

“Loan Limit” means an amount of money:

(a)	with respect to the Original Lender, which the Original Lender shall grant the Borrower as a loan within Tranche A, Tranche B, Tranche C, and Tranche D under the terms and conditions of this Agreement and specified in the table in Appendix 1 (List of Original Lenders and Loan Limits); and

(b)	with respect to any other Lender, which such Lender shall grant the Borrower by virtue of an Original Lender’s transfer to it of the obligation to grant the Loan to the Borrower and which may be changed under the terms and conditions hereof.

“Margin” means:

(a)	3.7 (three point seven) percent per annum for any Interest Period starting before the date of Amendment Agreement No. 3; or

(b)	2.0 (two) percent per annum

(i)	for any Interest Period starting from the date of Amendment Agreement No. 3 or thereafter; or

(ii)	2.5 (two point five) percent per annum in any cases specified in Article 9.2 (Margin Adjustment).

“Intercreditor Agreement” means the Subordination Agreement executed on or about the date of this Agreement between the Borrower, Zemenik Trading, HeadHunter FSU, Headhunter and the Lenders on the priority of claims of the lenders.

“IFRS” means the international accounting standards referred to in Regulation No. 1606/2002 adopted by the European Parliament and the Council of Europe on July 19, 2002, insofar as applicable to respective financial statements.

“Tax” means any tax, levy, duty or other charge or withholding of a similar nature (including any fines and penalties due in case of failure to pay or untimely payment of any of the foregoing) established by the applicable laws.

“Tax Refund” means exemption from payment of the Tax (application of a reduced tax rate or of a tax refund) granted outside the Russian Federation in respect of any Tax relating to payments under the Financial Documents.

“Tax Deduction” means withholding from any payment under the Financial Document of an amount of any tax or levy, including, but not limited to, a value-added tax and income tax levied on a source, as well as any similar taxes that may replace or supplement existing taxes under the applicable laws, in the amount and within the terms provided for by law.

“Tax Payment” means an increase in the amount of payment made by the Debtor to a Party to the Financing under Article 12.1 (Reimbursement of Tax Deduction Costs), or making a payment by the Debtor to a Party to the Financing under 12.2 (Reimbursement of Tax-Related Costs).

“Independent Guarantee” means each independent guarantee issued by Headhunter, HeadHunter FSU, and Zemenik Trading in favor of the Lenders.

“Default” means:

(a)	the Event of Default; or

(b)	an event or circumstance specified in Article 21 (Events of Default) which shall hereunder become the Event of Default if (1) any period established by this Agreement for elimination of any violation expires, (2) any notice is sent, or (3) a respective resolution under the Financial Documents is adopted.

“Unused Loan Limit” means the Loan Limit for each individual Lender minus:

(a)	a cash amount already provided to the Borrower by this Lender, and

(b)	the Amount to be Granted by this Lender.

“Outstanding Loan” means, at any time, cash provided to the Borrower as a loan under this Agreement and not returned to the Lenders.

“Encumbrance” means a mortgage, pledge, lien, pawn, assignment, the right to debit funds from an account with the acceptance of a payer given in advance or a similar write-off right or another encumbrance created to ensure performance of any person’s obligations or any other agreement concluded to ensure the performance of obligations.

“Original Financial Statements” means:

(a)	the audited financial statements of Zemenik Trading for the year 2015;

(b)	the annual statements of Headhunter for the year 2015 prepared under RAS; and

(c)	the management statements of HeadHunter FSU as of December 31, 2015, prepared under the accounting policy of the Group for management accounting.

“Loan Disbursement Period” means the Disbursement Period of Tranche A, the Disbursement Period of Tranche B, or the Disbursement Period of Tranche C and Tranche D.

“Disbursement Period of Tranche A” means a period from the date of this Agreement (inclusive) to the date (inclusive) occurring 45 (forty-five) days from the date of this Agreement.

“Disbursement Period of Tranche B” means a period from the date of this Agreement (inclusive) to the date (inclusive) occurring 730 (seven hundred and thirty) days from the date of this Agreement.

“Disbursement Period of Tranche C and Tranche D” means a period from the date of Amendment Agreement No.3 (inclusive) to the date (inclusive) occurring 180 (one hundred and eighty) days from the date of Amendment Agreement No.3.

“Incentive Plan Based on the Group’s Equity Instruments” means an agreement providing for the receipt of the following by employees (or former employees) of the Group and (or) owners of shares and (or) participatory interests of any member of the Group:

(a)	consideration by provision of the Group’s Equity Instruments; or

(b)	consideration by cash payments or provision of other assets, provided that an amount of this consideration is determined on the basis of and (or) depends on the value of the Group’s Equity Instruments.

“Sanctioned Person” has the meaning specified in Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders).

“Debt Ratio” has the meaning specified in Article 18.2 (Debt Ratio).

“Percentage Covering” has the meaning specified in Article 18.3 (Percentage Covering).

“EBITDA” means the EBITDA of any member of the Group that is determined as of the last reporting date:

(a)	as of the end of a fiscal year or a fiscal half a year, in accordance with such Group’s financial statements for the relevant fiscal year or fiscal half a year (respectively) as prepared in accordance with IFRS and provided to the Credit Agent under Clause (a) or (b) of Article 17.1 (Financial Statements); or

(b)	as of the end of the first or third financial quarter, based on such respective management statements of the Group as provided to the Credit Agent under Clause (c) of Article 17.1 (Financial Statements).

“Acceptable Lender” means the Lender that is:

(a)	a Russian legal entity, or

(b)	a resident of the Contracting State to the Double Taxation Agreement, provided that the status of such Lender shall, at the request of the Debtor, be proved by a copy of a document issued by a competent tax authority of the Contracting State to the Double Taxation Agreement and certifying that the Lender is a taxable resident of this Contracting State to the Double Taxation Agreement; such copy shall be translated into Russian.

“Applicable Reporting Standards” means financial reporting standards applicable to any Debtor.

“Seller” means Mail.ru Group LTD, a limited liability company incorporated under the laws of the British Virgin Islands, registration number 655058, located at: 28 Oktovriou, 232, Oceanic Building, office 501, 3035 Limassol, Cyprus

“Proportional Share” means

(a)	for the purposes of determination of the extent of the Lender’s participation in granting of the Loan against any Disbursement Request, the ratio between the Unused Loan Limit of such Lender and the Aggregate Unused Loan Limit.

(b)	for any other purposes:

(i)	in the absence of the Outstanding Loan, the ratio between the Loan Limit of a separate Lender and the Aggregate Loan Limit, or

(ii)	in case of the Outstanding Loan, the ratio between the Outstanding Loan granted to the Borrower by a separate Lender, together with the Amount to be Granted by this Lender, and the Outstanding Loan granted to the Borrower by all Lenders, together with the Amount to be Granted by all Lenders.

“Interest Period” means, in respect of the Outstanding Loan, each period during which interest is accrued under Article 10 (Interest Periods) and, in respect of any overdue amount, each period determined under Article 9.4 (Penalty).

“Business Day” means any day on which banks are open to conduct ordinary banking operations in Moscow and Nicosia; except for Clause 4.2 (b) of Article 4.2 (Submission of Disbursement Requests) and Clause 8.3 (a) of Article 8.3 (Voluntary Early Repayment of the Outstanding Loan), for which the Business Day will be any day on which banks are open for ordinary banking operations in Moscow.

“Permitted Reorganization” means a full or partial transfer of business, including contracts, assets and clients, from Headhunter to the Borrower, as well as a transfer of ownership to participatory interests in Headhunter from Headhunter FSU to the Borrower in any legal procedure not contradicting to the applicable laws, provided that:

(a)	such actions result in no risk of termination or contestation of the Security Agreements;

(b)	transfer of title to such participatory interests and shares, respectively, takes place taking into account the existing pledge in favor of the Lenders;

(c)	all agreements and other documents necessary for transfer of title to such participatory interests in Headhunter from Headhunter FSU to the Borrower are agreed with the Credit Agent in advance;

(d)	the composition of the Borrower’s members does not change; and

(e)	any documents and information related to these actions are provided within 5 (five) Business Days after the receipt of a reasonable request of the Credit Agent.

“Permitted Financial Indebtedness” means the Financial Indebtedness:

(a)	arising under the terms and conditions of the Financial Documents or authorized by the Financial Documents;

(b)	of a member of the Group that exists on the date of this Agreement, as specified in Appendix 7 (Existing Financial Indebtedness);

(c)	of members of the Group, for which the procedure and priority of claims are regulated by the Intercreditor Agreement;

(d)	of Zemenik Trading to its shareholders, for which the procedure and priority of claims are regulated by the Intercreditor Agreement;

(e)	of Zemenik Trading within the loans from Highworld and ELQ Investors granted on April 27, 2016, in an amount not exceeding in aggregate RUB 4,000,000,000 (four billion Rubles) for the purposes of payment of a purchase price by Zemenik Trading to the Seller for 100 (one hundred) percent of shares in the authorized capital of Headhunter FSU under Sale and Purchase Agreement 1;

(f)	of the Borrower to any Guarantor;

(g)	of the Guarantor to another Guarantor or the Borrower; and

(h)	of Group’s members to third parties for loans and borrowings in a total amount not exceeding 10 (ten) percent of the Consolidated EBITDA.

“Permitted Disbursements” means:

(a)	any payments made by a member of the Group to the Borrower or the Guarantor;

(b)	any payments made by any Debtor to another Debtor;

(c)	payment of an allocated profit by any member of the Group to Zemenik Trading’s shareholders (inter alia, as the Permitted Redemption), subject to the requirements of Article 19.12 (Payment of Dividends and Redemption of Shares / Participatory Interests);

(d)	payment to another member of the Group or Zemenik Trading’s shareholders, of funds received by any member of the Group from sale of shares / participatory interests in another member of the Group that is not the Debtor, provided that after such payment the Debt Ratio does not change (subject to the provisions of Clause (e) of Article 19.3 (Asset Disposal));

(e)	payment of funds by a member of the Group to another member of the Group in an amount not exceeding RUB 300,000,000 within three months from the Disbursement Date of Tranche A, as well as a subsequent payment of such funds by Zemenik Trading to Zemenik Trading’s shareholders;

(f)	making payments by Zemenik Trading to the Seller under Sale and Purchase Agreement 1 in an amount not exceeding RUB 5,000,000,000 (five billion Rubles) within three months from the date hereof; and

(g)	making the following payments by Zemenik Trading within 5 (five) Business Days after the Disbursement Date of Tranche A:

(i)	payment to Highworld for repayment of the Highworld’s Dollar Loan;

(ii)	payment to Highworld for repayment of the Highworld’s loan granted on April 27, 2016, the funds of which were sent to Zemenik Trading (or according to instructions of and on behalf of Zemenik Trading) for payment to the Seller of a part of the purchase price for 100 (one hundred) percent shares in the authorized capital of Headhunter FSU under Sale and Purchase Agreement 1; and

(iii)	payment to ELQ Investors for repayment of the ELQ Investors’ loan granted on April 27, 2016, the funds of which were sent to Zemenik Trading (or according to instructions of and on behalf of Zemenik Trading) for payment to the Seller of a part of the purchase price for 100 (one hundred) percent shares in the authorized capital of Headhunter FSU under Sale and Purchase Agreement 1.

(h)	making the following payments within 5 (five) Business Days after the Disbursement Date of Tranche B:

(i)	payment of an amount (not exceeding the amount of Tranche B) by the Borrower to Zemenik Trading under Sale and Purchase Agreement 2; and

(ii)	payment of an amount received from the Borrower under Sale and Purchase Agreement 2, to ELQ Investors and Highworld for repayment of loans granted by ELQ Investors and Highworld to Zemenik Trading prior to the date of this Agreement; and

(i)	payment of any fees binding by virtue of the applicable laws, to any shareholders not being members of the Group or members of legal entities being members of the Group if such shareholder or member withdraws from the legal entity, provided that no such payments as specified in Clauses (a)-(i) of this definition result in any negative net assets of a person making such payments.

“Permitted Redemption” means a Group member’s repurchase of its own shares or participatory interests in the authorized capital of such member of the Group, provided that:

(a)	if such participatory interests or shares are a subject-matter of the Pledge Agreement, such participatory interests or shares will continue to be pledged, regardless of the repurchase;

(b)	such member of the Group complies with all applicable legal requirements for such redemption, including requirements for the amount of the authorized capital of such member of the Group; and

(c)	repurchased shares or participatory interests are to be repaid within a period established by the applicable laws.

“Permitted Loan” means any loans:

(a)	granted by members of the Group prior to the date of this Agreement and listed in Appendix 11 (List of Existing Loans);

(b)	granted by any Debtor to another Debtor;

(c)	granted by any member of the Group to the Debtor under loan agreements, for which the procedure and priority of claims are regulated by the Intercreditor Agreement;

(d)	granted by any member of the Group which is not the Debtor, to another member of the Group which is not the Debtor;

(e)	granted in aggregate by any member of the Group to third parties in a total principal amount not exceeding 5 (five) percent of the Consolidated EBITDA at any time; and

(f)	granted by the shareholders of Zemenik Trading on April 27, 2016, in an aggregate amount not exceeding RUB 4,000,000,000 (four billion Rubles), which funds were transferred to Zemenik Trading (or according to instructions of and on behalf of Zemenik Trading) for payment to the Seller of a part of the purchase price for 100 (one hundred) percent of shares in the authorized capital of Headhunter FSU under Sale and Purchase Agreement 1.

“Transaction Costs” means such amount of expenses for legal advisers and due diligence as incurred in relation to a transaction under Sale and Purchase Agreement 1 in an amount of RUB 45,605,039 (from which RUB 36,281,344 was granted in the first half a year in 2016 and RUB 9,323,695 in the second half a year in 2016).

“Settlement Date” means the end date of the Settlement Period.

“Settlement Period” means, for the purposes of calculating the financial indicators set out in Article 18 (Financial Indicator Compliance Obligation), any period of 12 (twelve) months ending on the last day of a Group’s fiscal half a year or on the last day of a Group’s fiscal year.

“Resolution” has the meaning given to this term in Article 23.1 (Resolutions of the Majority of the Lenders).

“RAS” means accounting rules in accordance with the Russian laws.

“Ruble”, “RUB” means a legal tender of the Russian Federation.

“Websites of the Debtors” means Internet websites owned by the Debtors and listed in Appendix 8 (Intellectual Property).

“Event of Default” means any event or circumstance specified in Article 21 (Events of Default).

“Aggregate Loan Limit” means a total amount of all Lenders’ Loan Limits of RUB 7,000,000,000 (seven billion Rubles) as of the date of Amendment Agreement 3.

“Aggregate Unused Loan Limit” means an aggregate amount of the Unused Loan Limits of all Lenders.

“Amendment Agreement No. 2” means Amendment Agreement No. 2 hereto dated June 28, 2017.

“Amendment Agreement No. 3” means Amendment Agreement No. 3 hereto dated October 5, 2017.

“Supplementary Guarantee Issue Agreement” has the meaning specified in Article 18.5 (Provision of Supplementary Guarantees).

“Independent Guarantee Issue Agreement” means each independent guarantee issue agreement between the Borrower, the Lenders and a respective Guarantor for provision of the Independent Guarantee.

“Party” means a party hereto.

“Party to the Financing” means each Lender, Credit Agent and Organizer.

“Amount to be Granted” means a cash amount to be granted by any Lender or Lenders on the Disbursement Date specified in the Disbursement Request submitted by the Borrower.

“Material Negative Impact” means a significant adverse effect that, in the opinion of the Majority of the Lenders, is possible on:

(a)	the financial condition of the Group in general;

(b)	the ability of the Debtors to fulfill their obligations under any Financial Document;

(c)	the validity or priority of the security that is, or should be, granted under any Financial Document or the possibility of enforcement of such collateral; or

(d)	the validity of the Financial Documents or the possibility of exercising such rights of the Parties to the Financing as provided by each respective Financial Document.

“Significant Member of the Group” means any Debtor or any member of the Group whose EBITDA, assets and revenues, determined on the basis of such consolidated financial statements of the Group as of the last reporting date as prepared in accordance with IFRS and submitted to the Credit Agent under Clause (a) or (b) of Article 17.1 (Financial Statements), exceed 2.5 (two point five) percent of the Group’s similar consolidated indicators determined on the basis of the same financial statements.

“Existing Business Contracts” means the following agreements on lease of the Headhunter office in Moscow between Headhunter as the lessee and Kalibr LLC as the lessor:

(a)	Lease Agreement No. 3706 dated March 1, 2013;

(b)	Lease Agreement No. 4480 dated September 16, 2015; and

(c)	Lease Agreement No. 4735 dated May 4, 2016.

“Group Structure Scheme” means the structure of the Group attached as Appendix 9 (Group Structure Scheme) or (if the Borrower provided the Credit Agent with a new scheme of the Group structure after the date of this Agreement) the structure of the Group submitted by the Borrower to the Credit Agent at the latest date.

“Credit Agent’s Account” means the account whose details the Credit Agent reports to the Parties to the Financing.

“Technical Failure” means:

(a)	such a significant malfunction (as occurred for reasons beyond the control of any of the Parties) in those payment systems or communication systems or in those financial markets whose operation in each case is necessary for making payments (or other transactions to be performed) in accordance with the transactions provided for by the Financial Documents; or

(b)	occurrence of any other event that entails such a (technical or systemic) failure in the cash or settlement transactions of any Party which prevents this or any other Party from:

(i)	fulfillment of its payment obligations under the Financial Documents; or

(ii)	communication with other Parties under the Financial Documents and that was not caused by a Party whose operations were disrupted and which occurred for any reasons beyond the control of that Party.

“Trademarks of the Debtors” means any trademarks registered by the Debtors and the Additional Guarantors and specified in Appendix 8 (Intellectual Property).

“Tranche” means Tranche A, Tranche B, Tranche C, or Tranche D.

“Tranche A” means a part of the Loan granted to the Borrower under the terms and conditions hereof in an amount of RUB 4,000,000,000 (four billion Rubles).

“Tranche B” means a part of the Loan granted to the Borrower under the terms and conditions hereof in an amount of RUB 1,000,000,000 (one billion Rubles).

“Tranche C” means a part of the Loan granted to the Borrower under the terms and conditions hereof in an amount of RUB 1,000,000,000 (one billion Rubles).

“Tranche D” means a part of the Loan granted to the Borrower under the terms and conditions hereof in an amount of RUB 1,000,000,000 (one billion Rubles).

“Financial Indebtedness” means any indebtedness resulting from:

(a)	receiving cash as a loan;

(b)	obtaining a commodity loan, a commercial loan for a period of more than 30 (thirty) days, or issuing an uncovered letter of credit if such debt is classified as a “financial indebtedness” in accordance with IFRS;

(c)	issuing bonds, notes and any other debt instruments;

(d)	concluding a financial lease agreement;

(e)	making transactions with derivative financial instruments in order to get protection against or benefit from fluctuations in any exchange rates, interest rates or prices, and the amount of the transaction with such derivative financial instruments shall be calculated on the basis of market indicators at each time;

(f)	making repo transactions or any other transaction that is a borrowing in accordance with IFRS;

(g)	assuming the obligation to recover losses or expenses incurred by persons not belonging to the Group;

(h)	entering into the Incentive Plans Based on the Group’s Equity Instruments; or

(i)	making transactions providing for the assumption of any obligations: (A) of suretyship or guarantee for performance of any obligations by any persons not belonging to the Group; or (B) of reimbursement to a guarantor, surety under suretyship for any amounts under the guarantee, suretyship; or (C) of liability with respect to the right of subrogation claims against any purchaser of a traded or discounted receivable, or any other obligation having the economic nature of borrowing in accordance with IFRS. In each case no double counting shall apply.

“Financial Document” means:

(a)	this Agreement;

(b)	each Security Agreement;

(c)	each Independent Guarantee Issue Agreement;

(d)	each Supplementary Guarantee Issue Agreement;

(e)	the Intercreditor Agreement;

(f)	each Lender’s Assignment Agreement;

(g)	each Disbursement Request;

(h)	any other document which the Credit Agent and the Borrower have agreed in writing to consider as the Financial Document; or

(i)	each Document Related to the Reorganization.

“Holding Company” means, in relation to a legal entity, any other legal entity for which the first legal entity is the Subsidiary.

“Headhunter” means Headhunter Limited Liability Company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1067761906805, located at: 9, Godovikova St., bld. 10, Moscow, the Russian Federation.

“Cash Equivalent” has the meaning specified for this term in IFRS.

“ELQ Investors” means ELQ Investors II Ltd, a limited liability company incorporated under the laws of England and Wales, registration number 06375035, registered at the address: Peterborough Court, 133 Fleet Street, London EC4A 2BB, United Kingdom.

“ELQ Investors VIII” means ELQ Investors VIII Ltd, a limited liability company incorporated under the laws of England and Wales, registration number 9182214, registered at the address: Peterborough Court, 133 Fleet Street, London EC4A 2BB, United Kingdom.

“HeadHunter FSU” means HeadHunter FSU Limited, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 178226, registered at the address: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus.

“Highworld” means Highworld Investments Limited, a limited liability company incorporated under the laws of the British Virgin Islands, registration number 1802016, registered at the address: Trident Chambers, P.O. Box 146, Road Town, Tortola, BVI).

“Zemenik Trading” means Zemenik Trading Limited, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 332806, registered at the address: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus.

Any reference to a Sub-Clause, Clause, Article or Appendix in the above terms of the Loan Agreement shall be interpreted as a reference to the said Sub-Clause, Clause, Article of the Loan Agreement or the Appendix thereto, unless otherwise expressly stated in the text of the Loan Agreement.

SIGNATURES OF THE PARTIES

Guarantor

LIMITED LIABILITY COMPANY

HEADHUNTER FSU LIMITED

Signature:	/signature/

Full name:	Katerina Losif

Position:	Director

Witness:	/signature/ Marina Koskiri

Borrower

ZEMENIK LIMITED LIABILITY COMPANY

Signature:	/signature/

Full name:	Karen Eduardovich Agayan

Position:	General Director

Seal:

[INN (Taxpayer Identification Number) 7714373561

LIMITED LIABILITY COMPANY

Primary State Registration Number (OGRN) 1167746153860

MOSCOW

Zemenik]

Original Lender

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

Signature:	/signature/

Full name:	Vitaly Nikolaevich Buzoverya

Position:	Attorney-in-Fact

EXECUTION COPY

THIS AMENDMENT No. 1 to the Independent Guarantee dated June 1, 2016, (the “Amendment”) were made on October 5, 2017, by

(1)	HEADHUNTER FSU LIMITED, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 178226, address (location) of the legal entity: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus, as the guarantor under the Guarantee and the Independent Guarantee Issue Agreement (the “Guarantor”)

TO THE INDEPENDENT GUARANTEE GRANTED BY THE GUARANTOR:

(2)	to BANK VTB (PUBLIC JOINT-STOCK COMPANY), a public joint-stock company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, with its office at the address: 29, Bolshaya Morskaya St., Saint Petersburg, Russia, 190000, as the beneficiary under the Guarantee and the Independent Guarantee Issue Agreement (the “Original Lender” and the “Credit Agent”).

PREAMBLE

(A)	The Original Lender as a credit agent, organizer and original lender and the Borrower as a borrower have entered into the Syndicated Loan Agreement dated May 16, 2016, (the “Loan Agreement”) as amended by Amendment Agreement No. 1 dated December 14, 2016, Amendment Agreement No. 2 dated June 28, 2017, and Amendment Agreement No. 3 dated October 5, 2017, (hereinafter referred to as “Amendment Agreement No. 3”) by which the Lender and the Borrower agreed to amend the Loan Agreement, inter alia, to increase a loan amount up to RUB 7,000,000,000 (seven billion Rubles).

(B)	The Guarantor, the Borrower and the Original Lender entered into the Independent Guarantee Issue Agreement dated June 1, 2016, (the “Independent Guarantee Issue Agreement”), and the Guarantor issued an independent guarantee dated June 1, 2016, (the “Guarantee”) in favor of the Original Lender under the Guarantee Issue Agreement to ensure performance of the Borrower’s obligations under the Loan Agreement.

(C)	The Guarantor hereby confirms that it is aware of all the terms and conditions of the Loan Agreement as amended by Amendment Agreement No. 3 and does not have the right to invoke the fact that it was not aware of such terms and conditions.

(D)	The Parties entered into an agreement to make amendments No. 1 to the Independent Guarantee Issue Agreement dated October 5, 2017, under which the Guarantor undertakes to amend the Guarantee as specified in this Amendment to ensure the fulfillment of the Borrower’s obligations under the Loan Agreement as amended by Amendment Agreement No. 3.

IN VIEW OF THE FOREGOING, taking into account the provisions of Article 371 of the Civil Code, the Guarantor hereby makes the following amendments to the Guarantee:

1.	DEFINITIONS

1.1.	Terms

In this Amendment:

“Revised Guarantee” means the Guarantee as amended by this Amendment in the form of Appendix 1 (Revised Guarantee).

“Amendment Agreement No. 3” has the meaning specified in Clause (A) of the Preamble.

“Party” means the Guarantor or the Original Lender (or the Credit Agent after accession of rights (claims) under the Independent Guarantee Issue Agreement and this Guarantee under Article 5.2 (Transfer of Rights by the Lenders) of the Guarantee).

1.2.	Embedded Terms

Unless the context requires otherwise, any capitalized terms used in the Loan Agreement which are not defined herein have the same meaning as in the Loan Agreement as they are specified in Appendix 1 (Terms of the Loan Agreement) of the Independent Guarantee Issue Agreement.

1.3.	Purpose

This Amendment is a Financial Document.

2.	AMENDMENTS

The Guarantor confirms that, since the date of this Amendment, the Guarantee shall be read in the wording of Appendix 1 (Revised Guarantee) and the rights and obligations of the Parties under the Guarantee from the date of this Amendment shall be regulated and construed under the terms and conditions of the Revised Guarantee.

3.	LIMITATIONS

(a)	In order to comply with the provisions of Article 371 of the Civil Code, the Guarantee shall be deemed amended in accordance with this Amendment only if the Guarantor obtains the consent of the Original Lender to make amendments in accordance with this Amendment.

(b)	Any amendments to the Guarantee hereunder shall be limited to the amendments specified in Article 2 (Amendments). No other provisions of the Guarantee (except for those specified in Article 2 (Amendments)) shall be amended hereby.

(c)	This Amendment do not relieve the Guarantor of any obligations under the Guarantee.

4.	APPLICABLE LAW

This Amendment, as well as the rights and obligations of the Parties arising out of this Amendment, shall be governed and construed by the laws of the Russian Federation.

5.	DISPUTE SETTLEMENT

(a)	If any dispute, inter alia, concerning their provisions, existence, validity or termination, arises in connection with this Amendment, such dispute shall be subject to pre-trial settlement by sending a respective claim by either Party to the other Party. If a Party does not receive an answer to the sent claim and if the dispute is not settled within 10 (ten) Business Days from the date of receipt of the claim by the other Party, such dispute may be referred to court under Sub-Clause (b) below.

(b)	According to the provisions of Sub-Clause (a) above, if any dispute arises in connection with this Amendment, including, but not limited to, any dispute concerning their provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

6.	EXECUTION

This Amendment shall be signed in four original counterparts of equal legal effect, each counterparty constituting an entire document.

This Amendment is executed on the date specified first herein.

APPENDIX 1

REVISED GUARANTEE

INDEPENDENT GUARANTEE (the “Guarantee”)

Date of issue of this Guarantee: June 1, 2016

(as amended by amendments No. 1 dated October 5, 2017)

THIS GUARANTEE IS ISSUED BY:

HEADHUNTER FSU LIMITED, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 178226, located at: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus, represented by Aleksandr Arbuzov, acting under the Articles of Association, as the guarantor under this Guarantee and the Independent Guarantee Issue Agreement (the “Guarantor”);

BANK VTB (PUBLIC JOINT-STOCK COMPANY) incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, located at: 29, Bolshaya Morskaya St., Saint Petersburg, the Russian Federation, 190000, represented by Vitaly Nikolaevich Buzoverya, acting under Power of Attorney 350000/25- , certified on January 14, 2016, under register number 2-25, as the beneficiary under this Guarantee and the Independent Guarantee Issue Agreement (the “Original Lender” or the “Credit Agent”)

PREAMBLE

(A)	One of the conditions for granting a loan under the Loan Agreement to the Borrower is the conclusion of a guarantee issue agreement (hereinafter referred to as the “Independent Guarantee Issue Agreement”) concluded on May 16, 2016, between the Guarantor as the guarantor, the Borrower as the principal and the Original Lender as the beneficiary and the issue of this Guarantee.

(B)	In accordance with the Independent Guarantee Issue Agreement, the Guarantor shall issue this Guarantee on the terms and conditions set forth in the Independent Guarantee Issue Agreement and this Guarantee.

IN VIEW OF THE FOREGOING, the Guarantor hereby confirms the following:

1.	DEFINITIONS

All capitalized terms in this Guarantee have the meanings specified in the Loan Agreement in Appendix 1 (Terms of the Loan Agreement) of the Independent Guarantee Issue Agreement unless the Guarantee or the context requires otherwise, while:

“Issue Date” means such date of issue of the Guarantee as specified in the beginning of this Guarantee.

“Borrower” means Zemenik Limited Liability Company, a limited liability company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1167746153860, located at: 4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation, 125319.

“Key Rate” means a key rate established by the Central Bank of the Russian Federation determined based on the data on the website of the Central Bank of the Russian Federation on the Internet at www.cbr.ru or, if changed, on any other official website of the Central Bank of the Russian Federation. If the Central Bank of the Russian Federation abolishes or ceases to use a key rate and if it is needed to determine pricing conditions for provision of financing to credit institutions of the Russian Federation, the Key Rate shall be a similar rate established by the Central Bank of the Russian Federation for pricing of refinancing through repo transactions and (or) against non-market assets.

“Lender” means

(a)	any Original Lender; and (or)

(b)	any banks or other credit or other organizations (except for any person belonging to the Borrower’s Group) which acquire the rights of claim to the Borrower and (or) the obligation to grant the Loan under the provisions of Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders) of the Loan Agreement and the current laws.

“Loan Agreement” means a syndicated loan agreement concluded on May 16, 2016, between the Original Lender as the credit agent, organizer and original lender and the Borrower as the Borrower in an aggregate amount not exceeding RUB 7,000,000,000 (seven billion Rubles) as amended by Amendment Agreement No. 1 dated December 14, 2016, Amendment Agreement No. 2 dated June 28, 2017, and Amendment Agreement No. 3.

“Secured Obligations” means all current and future pecuniary obligations of the Borrower to the Lenders under the Loan Agreement (taking into account all amendments to the Loan Agreement and all provided preliminary consents and waivers of the Lenders under the Loan Agreement), including the Borrower’s obligations;

(a)	payment of an aggregate principal of the Loan not exceeding RUB 7,000,000,000 (Seven billion Rubles) to be finally repaid within 1,825 (One thousand eight hundred and twenty-five) calendar days from the date of Amendment Agreement No. 3 in the manner established by Article 7 (Loan Repayment) of the Loan Agreement (inter alia, in case of a mandatory early repayment provided for by the Loan Agreement);

(b)	payment of interest due under Article 9 (Interest) of the Loan Agreement at an annual interest rate equal to:

(i)	a margin of:

(A)	3.7 (three point seven) percent per annum for any Interest Period starting before the date of Amendment Agreement No. 3; or

(B)	2.0 (two) percent per annum

(1)	for any Interest Period starting from the date of Amendment Agreement No. 3 or thereafter; or

(2)	2.5 (two point five) percent per annum in any cases specified in Article 9.2 (Margin Adjustment) of the Loan Agreement; and

(ii)	the Key Interest Rate;

(c)	payment of a penalty according to Article 9.4 (Penalty) of the Loan Agreement due if the Borrower fails to timely fulfill an obligation of payment of any amount due under the Financial Document; such penalty being 2/365 interest rate established under Article 9.1 (Interest Calculation) of the Loan Agreement taking into account the provisions of Article 9.2 (Margin Adjustment) of the Loan Agreement, of an overdue debt of the Outstanding Loan for each day of delay. A penalty is calculated on an overdue amount during a period from a date following an established maturity date to a date of actual payment (prior to or after delivery of a judgment);

(d)	payment of reimbursement for funds available for granting the Loan under Article 11.1 (Fee for the Obligation under the Agreement) of the Loan Agreement, which amount shall be calculated as follows:

(i)	at the rate of 0.15 (zero point one five) percent per annum of an amount of the Unused Loan Limit within Tranche A (without deduction of an amount to be granted);

(ii)	at the rate of 0.5 (zero point five) percent per annum of an amount of the Unused Loan Limit within Tranche B (without deduction of an amount to be granted),

such consideration being accrued for the Disbursement Period of Tranche A and the Disbursement Period of Tranche B, respectively, and paid as follows:

(iii)	in respect of the Unused Loan Limited of Tranche A, on the last day of the Disbursement Period of Tranche A or on the Disbursement Date of Tranche A, whichever occurs first;

(iv)	in respect of the Unused Loan Limit of Tranche B, on the last Business Day of each calendar month within the Disbursement Period of Tranche B or on the last day of the Disbursement Period of Tranche B, whichever occurs first.

A fee for the obligation of granting of the Loan shall not apply to the Unused Loan Limit in terms of Tranche B and Tranche D.

(e)	payment of a Lenders’ consideration for granting the Loan under Article 11.2 (Loan Extension Fee) of the Loan Agreement which amounts to:

(i)	1.5 (one point five) percent of Tranche A;

(ii)	1.5 (one point five) percent of Tranche B;

(iii)	0.25 (zero point two five) percent of Tranche C; and

(iv)	0.25 (zero point two five) percent of Tranche D prior to the Disbursement Date of a respective Tranche;

(f)	reimbursement to the Parties to the Financing for any costs or losses to be reimbursed under Articles 14.1 (Reimbursement for Currency Costs), 14.3 (Reimbursement for Costs of the Credit Agent) and 14.4 (Transaction-Related Costs), 14.5 (Amendment Costs) of the Loan Agreement.

(g)	reimbursement to the Parties to the Financing for any documented costs (including fees of any legal and other advisers) incurred by a Party to the Financing because of a mandatory performance of any Financial Document or protection of its rights under the Financial Documents.

(h)	reimbursement to the Parties to the Financing for any expenses under Article 14.2 (Reimbursement for Other Costs) of the Loan Agreement incurred by a Party to the Financing as a result of:

(i)	occurrence of the Event of Default;

(ii)	impossibility to grant the Loan to the Borrower against the Disbursement Request pursuant to any provisions of the Loan Agreement; or

(iii)	Borrower’s inability to early repay the Outstanding Loan or a part thereof, in spite of an early repayment notice submitted to the Credit Agent.

(i)	payment of any other amounts due under the terms and conditions of the Loan Agreement;

(j)	full return of any funds obtained by the Borrower if the Loan Agreement is not valid, and payment of such interest for an illegal use of the funds and/or for use of third parties’ funds as accrued under the applicable laws, as well as reimbursement for any losses (except for lost profit) incurred as a result of an illegal use of such funds.

“Business Day” means any day on which banks are open for normal banking operations in Moscow and Nicosia.

“Ruble” means a legal tender of the Russian Federation.

“Amendment Agreement No. 3” means Amendment Agreement No. 3 to the Loan Agreement dated October 5, 2017.

“Party” means the Guarantor or the Original Lender (or the Credit Agent after accession of rights (claims) under the Independent Guarantee Issue Agreement and this Guarantee under Article 5.2 (Transfer of Rights by the Lenders)).

“Guarantee Amount” means an amount of RUB 10,300,000,000 (ten billion three hundred million Rubles).

“Payment Claim” means a written notice which is sent by the Credit Agent to the Guarantor and contains: (i) an indication of a particular violation of the Secured Obligations entailing payment under this Guarantee; (ii) a claim for the Guarantor to make payments provided for by this Guarantee within such amount and period as specified in such notice, as well as details of the bank account to which the Guarantor shall make payment.

2.	INDEPENDENT GUARANTEE

The Guarantor shall, at the request of the Borrower, issue this Guarantee and hereby undertakes to pay such amount within the Guarantee Amount as specified in the Payment Claim to the Original Lender if the Borrower fails to fulfill the Secured Obligations (or to pay such amount to the Credit Agent for distribution among the Lenders after assignment of rights (claims) under the Independent Guarantee Issue Agreement and this Guarantee in accordance with Article 5.2 (Transfer of Rights by the Lenders)), regardless of the validity of the Loan Agreement, the Secured Obligations, as well as relations between the Guarantor and the Borrower, and other obligations.

3.	PAYMENT CLAIM

If the Secured Obligations are not fulfilled, as specified in Article 2 (Independent Guarantee) of this Guarantee, the Original Lender (or the Credit Agent acting on behalf of the Lenders after assignment under this Guarantee in accordance with Article 5.2 (Transfer of Rights by the Lenders)) shall send the Guarantor a Payment Claim and a copy of the notice of the Original Lender or the Credit Agent, respectively, sent to the Borrower under Clause (b) of Article 21.18 (Acceleration) of the Loan Agreement. The Guarantor shall make a payment against the Payment Claim within a period not exceeding five Business Days from the date when the Guarantor receives such Payment Claim under the terms and conditions of this Guarantee and the Independent Guarantee Issue Agreement.

4.	VALIDITY TERM

This Guarantee is issued for a period from the Issue Date through a date that occurs after 96 months from the date of Amendment Agreement No. 3 (the “Expiration Date”). For the avoidance of doubt, the Payment Claim under this Guarantee shall be satisfied if it is sent by the Beneficiary prior to the Expiration Date (inclusive).

5.	CLAIM ASSIGNMENT AND DEBT TRANSFER

5.1.	Claim Assignment and Debt Transfer

The Guarantor may not assign its rights or transfer the debt under this Guarantee or otherwise dispose of any of its rights and (or) obligations under this Guarantee without the written consent of all Lenders.

5.2.	Transfer of Rights by the Lenders

(a)	The Original Lender may, without the consent of the Guarantor and the Borrower, assign all or part of its rights (claims) under this Guarantee to any person to whom it has assigned its rights under the Loan Agreement. The Guarantor hereby expresses its consent to such assignment and shall be liable to any person to whom the Lender has assigned its rights under the Loan Agreement.

(b)	If the Original Lender assigns its rights (claims) under Clause (a) above, the Lenders that have wholly or partially assigned the rights (claims) under this Guarantee become beneficiaries hereunder.

5.3.	Debt Transfer

If the Borrower assigns or transfers its debt (in whole or in part) under the Loan Agreement to another person under the terms and conditions provided for in the Loan Agreement or transfers the Borrower’s obligations under the Loan Agreement to another person through a universal succession, the Guarantor hereby expresses its consent to such assignment or transfer of the debt and agrees to be jointly liable with the new borrower in the amount of the Secured Obligations.

6.	CHANGE IN THE SECURED OBLIGATIONS

The Guarantor hereby expresses its consent to be jointly liable with the Borrower, irrespective of whether the terms and conditions of the Loan Agreement will be amended in any way, including any amendments leading to an increase in the volume of the Secured Obligations or other adverse consequences for the Guarantor. No additional written consent of the Guarantor is required for such amendment.

7.	APPLICABLE LAW

This Guarantee shall be regulated and construed under the Russian law.

8.	DISPUTE SETTLEMENT

(a)	If any dispute arises in connection with this Guarantee, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be subject to pre-trial settlement by sending a respective claim by either Party to the other Party. If a Party does not receive an answer to the sent claim and if the dispute is not settled within 10 (ten) Business Days from the date of receipt of the claim by the other Party, such dispute may be referred to court under Clause (b) below.

(b)	According to the provisions of Clause (a) above, if any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

9.	COUNTERPARTS

This Guarantee shall be signed in four original counterparts of equal legal effect, all of which together shall constitute one and the same instrument.

APPENDIX 1

ADDRESSES AND DETAILS

Company	Address, Fax and E-mail
Guarantor

HEADHUNTER FSU LIMITED	Address:	42 Dositheou, Strovolos 2028, Nicosia, Cyprus
	Fax:	+35722679096
	Email:	info@fiduserve.com
	Attn:	The Directors / Stelios Haralambous

Borrower

ZEMENIK LIMITED LIABILITY COMPANY	Address:	4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation, 125319
	Fax:	+7 495 974-64-27
	Email:	karen.agayan@arpartners.ru
	Attn:	Karen Eduardovich Agayan

Original Lender

	Address:	43 Vorontsovskaya St., bld. 1, Moscow, 109147
	Fax:	+7 495 775-54-54

BANK VTB (PUBLIC JOINT-	Email:	loanadmin@msk.vtb.ru,TM21@msk.vtb.ru
STOCK COMPANY)	Attn:	Credit Authority

SIGNATURES

Guarantor

LIMITED LIABILITY COMPANY

HEADHUNTER FSU LIMITED

Signature:	/signature/

Full name:	Kuterina Iosif

Position:	Director

Witness:	/signature/ Marina Koskiri

In accordance with Article 371 of the Civil Code, the consent to the amendments to the Guarantee is granted by:

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

Signature:	/signature/

Full name:	Vitaly Nikolaevich Buzoverya

Position:	Attorney-in-Fact

The following signatory agrees with the terms and conditions of the Amendments:

ZEMENIK LIMITED LIABILITY COMPANY

Signature:	/signature/

Full name:	Karen Eduardovich Agayan

Position:	General Director

Seal:

[INN (Taxpayer Identification Number) 7714373561

LIMITED LIABILITY COMPANY

Primary State Registration Number (OGRN) 1167746153860

MOSCOW

Zemenik]

HERBERT SMITH FREEHILLS	EXECUTION COPY

October 5, 2017

HEADHUNTER LIMITED LIABILITY COMPANY

as a guarantor under this Agreement

and

ZEMENIK LIMITED LIABILITY COMPANY

as a principal under this Agreement

and

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

as a beneficiary under this Agreement

AMENDMENT AGREEMENT No. 1

to the Independent Guarantee Issue Agreement dated May 16, 2016

Herbert Smith Freehills CIS LLP

1.	DEFINITIONS	118

2.	AMENDMENTS	119

3.	LIMITATIONS	119

4.	REPRESENTATIONS	120

5.	APPLICABLE LAW	120

6.	DISPUTE SETTLEMENT	120

7.	EXECUTION	120

APPENDIX 1 REVISED INDEPENDENT GUARANTEE ISSUE AGREEMENT		121

THIS AMENDMENT AGREEMENT No. 1 TO THE INDEPENDENT GUARANTEE ISSUE AGREEMENT (the “Agreement”) has been executed on October 5, 2017, between:

(1)	HEADHUNTER LIMITED LIABILITY COMPANY, a limited liability company incorporated under the laws of the Russian Federation, registration number1067761906805, located at: 9, Godovikova St., bld. 10, Moscow, the Russian Federation, as the guarantor hereunder (the “Guarantor”).

(2)	ZEMENIK LIMITED LIABILITY COMPANY, a limited liability company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1167746153860, located at: 4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation, 125319, as the principal hereunder and the Borrower under the Loan Agreement (the “Borrower”); and

(3)	BANK VTB (PUBLIC JOINT-STOCK COMPANY), a public joint-stock company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, with its office at the address: 29, Bolshaya Morskaya St., Saint Petersburg, Russia, 190000, as the beneficiary hereunder and the Credit Agent, Organizer and Original Lender under the Loan Agreement (the “Original Lender” and the “Credit Agent”)

PREAMBLE

(A)	The Original Lender as a credit agent, organizer and original lender and the Borrower as a borrower have entered into the Syndicated Loan Agreement dated May 16, 2016, as amended by Amendment Agreement No. 1 dated December 14, 2016, Amendment Agreement No. 2 dated June 28, 2017, and Amendment Agreement No. 3 dated October 5, 2017, (hereinafter referred to as “Amendment Agreement No. 3”) by which the Lender and the Borrower agreed to amend the Loan Agreement, inter alia, to increase a loan amount up to RUB 7,000,000,000 (seven billion Rubles).

(B)	The Parties entered into the Independent Guarantee Issue Agreement dated May 16, 2016, (the “Independent Guarantee Issue Agreement”), and the Guarantor issued an independent guarantee dated May 16, 2016, in favor of the Original Lender under the Guarantee Issue Agreement (the “Guarantee”).

(C)	The Guarantor hereby confirms that it is aware of all the terms and conditions of the Loan Agreement as amended by Amendment Agreement No. 3 and does not have the right to invoke the fact that it was not aware of such terms and conditions.

(D)	The Parties hereby agree to make such amendments to the Independent Guarantee Issue Agreement and to the Guarantee as specified herein to ensure the fulfillment of the Borrower’s obligations under the Loan Agreement as amended by Amendment Agreement No. 3.

THE PARTIES HAVE AGREED as follows:

1.	DEFINITIONS

1.1.	Terms

In this Agreement:

“Revised Guarantee” has the meaning specified in Clause 2(b) below.

“Revised Independent Guarantee Issue Agreement” means the Independent Guarantee Issue Agreement as amended hereby, in the form of Appendix 1 (Revised Independent Guarantee Issue Agreement).

“Amendment Agreement No. 3” has the meaning specified in Clause (A) of the Preamble.

“Party” means a party hereto.

1.2.	Embedded Terms

Unless the context requires otherwise, any capitalized terms used in the Loan Agreement and the Independent Guarantee Issue Agreement which are not defined herein have the same meaning as in the Loan Agreement and the Independent Guarantee Issue Agreement.

1.3.	Interpretation

The provisions of Article 1.2 (Interpretation) of the Loan Agreement shall apply to this Agreement as if they are written in this Agreement; any references to Articles, Clauses and Appendices shall be deemed references to Articles, Clauses and Appendices hereof, unless the context requires otherwise.

1.4.	Purpose

This Agreement is a Financial Document.

2.	AMENDMENTS

(a)	The Parties agree that the Independent Guarantee Issue Agreement shall be amended as specified in Appendix 1 (Revised Independent Guarantee Issue Agreement) since the date of this Agreement; the rights and obligations of the Parties under the Independent Guarantee Issue Agreement shall be governed and construed under the Revised Independent Guarantee Issue Agreement since the date of this Agreement.

(b)	The Guarantor shall amend the Guarantee to reflect changes in the Secured Obligations and other amendments that are made to the Independent Guarantee Issue Agreement in accordance with Clause (a) above (taking into account such amendments, hereinafter referred to as the “Revised Guarantee”).

3.	LIMITATIONS

(a)	Any amendments to the Independent Guarantee Issue Agreement hereunder shall be limited to the amendments specified in Article 2 (Amendments). No other provisions of the Independent Guarantee Issue Agreement (except for those specified in Article 2 (Amendments)) shall be amended hereby.

(b)	The Guarantor hereby agrees to be liable for the obligations of the Borrower arising out of the Loan Agreement, for the avoidance of doubt, inter alia, taking into account the amendments introduced by Amendment Agreement No. 3, and confirms that the Guarantee is valid, has full legal force, and the Guarantor continues its due fulfillment of the obligations under the Revised Guarantee in accordance with its terms and conditions, as well as with the terms and conditions of the Revised Independent Guarantee Issue Agreement.

(c)	This Agreement does not relieve the Guarantor of any obligations under the Independent Guarantee Issue Agreement or the Guarantee.

4.	REPRESENTATIONS

(a)	The Guarantor grants the Original Lender the representations of circumstances set forth in Article 3 (Representations of Circumstances of the Guarantor) of the Independent Guarantee Issue Agreement.

(b)	Any representations of circumstances specified in Clause (a) above shall be provided by the Guarantor on the date of this Agreement with a reference to the circumstances existing on the date hereof.

(c)	Any references to the Independent Guarantee Issue Agreement in such representations of circumstances as provided according to Clause (a) above shall be deemed as including, inter alia, references to this Agreement.

5.	APPLICABLE LAW

This Agreement and the rights and obligations of the Parties arising out of this Agreement shall be governed and construed by the laws of the Russian Federation.

6.	DISPUTE SETTLEMENT

(a)	If any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be subject to pre-trial settlement by sending a respective claim by either Party to the other Party. If a Party does not receive an answer to the sent claim and if the dispute is not settled within 10 (ten) Business Days from the date of receipt of the claim by the other Party, such dispute may be referred to court under Sub-Clause (b) below.

(b)	According to the provisions of Sub-Clause (a) above, if any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

7.	EXECUTION

This Agreement has been made in 3 (three) counterparts of equal legal effect, all of which together shall constitute one and the same instrument, one counterpart for each Party.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

APPENDIX 1

REVISED INDEPENDENT GUARANTEE ISSUE AGREEMENT

HEADHUNTER LIMITED LIABILITY COMPANY

as a guarantor under this Agreement

and

ZEMENIK LIMITED LIABILITY COMPANY

as a principal under this Agreement

and

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

as a beneficiary under this Agreement

INDEPENDENT GUARANTEE ISSUE AGREEMENT

of May 16, 2016

as amended by:

Amendment Agreement No. 1 dated October 5, 2017

Herbert Smith Freehills CIS LLP

1.	TERMS AND DEFINITIONS	124

2.	INDEPENDENT GUARANTEE AND REIMBURSEMENT OF LOSSES	128

3.	REPRESENTATIONS OF GUARANTOR’S CIRCUMSTANCES	129

4.	OBLIGATIONS AND LIABILITY OF THE GUARANTOR	132

5.	VALIDITY TERM	142

6.	PAYMENT CLAIM, PAYMENTS, TAXES AND CURRENCY	143

7.	NOTICES	145

8.	MISCELLANEOUS	147

9.	CLAIM ASSIGNMENT AND DEBT TRANSFER	147

10.	APPLICABLE LAW	148

11.	DISPUTE SETTLEMENT	148

12.	COUNTERPARTS	148

APPENDIX 1 TERMS OF THE LOAN AGREEMENT		149

THIS INDEPENDENT GUARANTEE ISSUE AGREEMENT (the “Agreement”) has been executed on May 16, 2016, BETWEEN:

(1)	HEADHUNTER LIMITED LIABILITY COMPANY, a limited liability company incorporated under the laws of the Russian Federation, registration number1067761906805, located at: 9, Godovikova St., bld. 10, Moscow, the Russian Federation, represented by Mikhail Alexandrovich Zhukov, acting under the Articles of Association, as the guarantor hereunder (the “Guarantor”).

(2)	ZEMENIK LIMITED LIABILITY COMPANY, a limited liability company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1167746153860, located at: 4 Akademika Ilyushina St., bld. 1, office 54, Moscow, 125319, the Russian Federation, represented by Karen Eduardovich Agayan, acting under the Articles of Association, as the principal hereunder and the Borrower under the Loan Agreement (the “Borrower”); and

(3)	BANK VTB (PUBLIC JOINT-STOCK COMPANY), a public joint-stock company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, located at: 29, Bolshaya Morskaya St., Saint Petersburg, the Russian Federation, 190000, represented by Vitaly Nikolaevich Buzoverya, acting under Power of Attorney 350000/25- ”, certified on January 14, 2016, under register number 2-25, as the beneficiary under this Agreement and the Credit Agent, Organizer and Original Lender under the Loan Agreement (the “Original Lender” and the “Credit Agent”)

The Guarantor, the Borrower and the Original Lender shall hereinafter be referred to as the “Parties”, and individually as a “Party”.

PREAMBLE

(A)	According to the Loan Agreement, the Original Lender agrees to grant the Borrower funds in Rubles in an aggregate amount not exceeding RUB 7,000,000,000 (seven billion Rubles) on the terms and conditions stipulated in the Loan Agreement.

(B)	One of the preconditions for granting of the Loan to the Borrower under the Loan Agreement is execution of this Agreement and issue of the Guarantee by the Guarantor in favor of the Original Lender.

(C)	This Agreement and the Guarantee are Financial Documents as defined in the Loan Agreement.

(D)	The Guarantor hereby confirms that it is aware of all the terms and conditions of the Loan Agreement and does not have the right to invoke the fact that it was not aware of such terms and conditions of the Loan Agreement.

IN VIEW OF THE FOREGOING, the Parties have agreed as follows:

1.	TERMS AND DEFINITIONS

1.1.	Terms

All capitalized terms used in this Agreement (including the Preamble) have the meanings specified in the Loan Agreement (the definitions for the terms of the Loan Agreement are contained in Appendix 1 (Terms of the Loan Agreement)) unless the Agreement or the context requires otherwise, while:

“Reimbursement for the Amounts Paid under the Guarantee” means reimbursement by the Borrower to the Guarantor for amounts paid by the Guarantor in connection with the performance of its obligations under the Guarantee and (or) under this Agreement, in accordance with paragraph 1 Article 379 of the Civil Code.

“Guarantee” means an independent guarantee issued by the Guarantor at the request of the Borrower to the Original Lender on the Issue Date in accordance with the terms and conditions of this Agreement in the form and content as satisfactory to the Original Lender.

“Issue Date” means such date of issue of the Guarantee as specified in the Guarantee.

“Loan Agreement” means a syndicated loan agreement concluded on May 16, 2016, between the Original Lender as the Credit Agent, Organizer and Original Lender and the Borrower as the Borrower in an aggregate amount not exceeding RUB 7,000,000,000 (seven billion Rubles) as amended by Amendment Agreement No. 1 dated December 14, 2016, and Amendment Agreement No. 2 dated June 28, 2017, and Amendment Agreement No. 3.

“Secured Obligations” means all current and future pecuniary obligations of the Borrower to the Lenders under the Loan Agreement (taking into account all amendments to the Loan Agreement and all provided preliminary consents and waivers of the Lenders under the Loan Agreement), including the Borrower’s obligations;

(a)	payment of an aggregate principal of the Loan not exceeding RUB 7,000,000,000 (Seven billion Rubles) to be finally repaid within 1,825 (One thousand eight hundred and twenty-five) calendar days from the date of Amendment Agreement No. 3 in the manner established by Article 7 (Loan Repayment) of the Loan Agreement (inter alia, in case of a mandatory early repayment provided for by the Loan Agreement);

(b)	payment of interest due under Article 9 (Interest) of the Loan Agreement at an annual interest rate equal to:

(i)	a margin of:

(A)	3.7 (three point seven) percent per annum for any Interest Period starting before the date of Amendment Agreement No. 3; or

(B)	2.0 (two) percent per annum

(1)	for any Interest Period starting from the date of Amendment Agreement No. 3 or thereafter; or

(2)	2.5 (two point five) percent per annum in any cases specified in Article 9.2 (Margin Adjustment) of the Loan Agreement; and

(ii)	the Key Interest Rate;

(c)

payment of a penalty according to Article 9.4 (Penalty) of the Loan Agreement due if the Borrower fails to timely fulfill an obligation of payment of any amount due under the Financial Document; such penalty being 2/365 interest rate established under Article 9.1 (Interest Calculation) of the Loan Agreement taking into account the provisions of Article 9.2 (Margin Adjustment) of the Loan Agreement, of an overdue debt of the Outstanding Loan for each day of delay. A penalty is calculated on an overdue amount during a period from a date following an established maturity date to a date of actual payment (prior to or after delivery of a judgment);

(d)	payment of reimbursement for funds available for granting the Loan under Article 11.1 (Fee for the Obligation under the Agreement) of the Loan Agreement, which amount shall be calculated as follows:

(i)	at the rate of 0.15 (zero point one five) percent per annum of an amount of the Unused Loan Limit within Tranche A (without deduction of an amount to be granted);

(ii)	at the rate of 0.5 (zero point five) percent per annum of an amount of the Unused Loan Limit within Tranche B (without deduction of an amount to be granted), such consideration being accrued for the Disbursement Period of Tranche A and the Disbursement Period of Tranche B, respectively, and paid as follows:

(iii)	in respect of the Unused Loan Limited of Tranche A, on the last day of the Disbursement Period of Tranche A or on the Disbursement Date of Tranche A, whichever occurs first;

(iv)	in respect of the Unused Loan Limit of Tranche B, on the last Business Day of each calendar month within the Disbursement Period of Tranche B or on the last day of the Disbursement Period of Tranche B, whichever occurs first.

A fee for the obligation of granting of the Loan shall not apply to the Unused Loan Limit in terms of Tranche B and Tranche D.

(e)	payment of a Lenders’ consideration for granting the Loan under Article 11.2 (Loan Extension Fee) of the Loan Agreement which amounts to:

(i)	1.5 (one point five) percent of Tranche A;

(ii)	1.5 (one point five) percent of Tranche B;

(iii)	0.25 (zero point two five) percent of Tranche C; and

(iv)	0.25 (zero point two five) percent of Tranche D prior to the Disbursement Date of a respective Tranche;

(f)	reimbursement to the Parties to the Financing for any costs or losses to be reimbursed under Articles 14.1 (Reimbursement for Currency Costs), 14.3 (Reimbursement for Costs of the Credit Agent) and 14.4 (Transaction-Related Costs), 14.5 (Amendment Costs) of the Loan Agreement.

(g)	reimbursement to the Parties to the Financing for any documented costs (including fees of any legal and other advisers) incurred by a Party to the Financing because of a mandatory performance of any Financial Document or protection of its rights under the Financial Documents.

(h)	reimbursement to the Parties to the Financing for any expenses under Article 14.2 (Reimbursement for Other Costs) of the Loan Agreement incurred by a Party to the Financing as a result of:

(i)	occurrence of the Event of Default;

(ii)	impossibility to grant the Loan to the Borrower against the Disbursement Request pursuant to any provisions of the Loan Agreement; or

(iii)	Borrower’s inability to early repay the Outstanding Loan or a part thereof, in spite of an early repayment notice submitted to the Credit Agent.

(i)	payment of any other amounts due under the terms and conditions of the Loan Agreement;

(j)	full return of any funds obtained by the Borrower if the Loan Agreement is not valid, and payment of such interest for an illegal use of the funds and/or for use of third parties’ funds as accrued under the applicable laws, as well as reimbursement for any losses (except for lost profit) incurred as a result of an illegal use of such funds.

“Event of Default” means any event or circumstance specified in Article 21 (Events of Default) of the Loan Agreement.

“Amendment Agreement No. 3” means Amendment Agreement No. 3 to the Loan Agreement dated October 5, 2017.

“Guarantee Validity Term” means a period from the Issue Date to the date specified in Article 5.1 (Validity Term).

“Guarantee Amount” means an amount of RUB 10,300,000,000 (ten billion three hundred million Rubles).

“Payment Claim” means a written notice which is sent by the Original Lender (or by the Credit Agent acting on behalf of the Lenders, after accession of rights (claims) under this Agreement and the Guarantee according to Article 9.2 (Transfer Rights by the Lenders)) to the Guarantor and contains: (i) an indication of a particular violation of the Secured Obligations entailing payment under the Guarantee; (ii) a claim for the Guarantor to make payments provided for by this Agreement and the Guarantee within such amount and period as specified in such notice, as well as details of the bank account to which the Guarantor shall make payment.

1.2.	Interpretation

(a)	In this Agreement, unless the context requires otherwise:

(i)	until the Original Lender assigns its rights (claims) under this Agreement and the Guarantee to any person to whom it assigns its rights under the Loan Agreement pursuant to Article 9.2 (Transfer of Rights by the Lenders), all references to the Credit Agent and the Lenders shall mean references to the Original Lender. For the avoidance of doubt, this Clause (a) does not limit the obligations of the Guarantor provided for by Clause (b) of Article 9.2;

(ii)	a reference to the Credit Agent, the Organizer, the Financing Party, the Original Lender, the Lender, the Borrower, the Guarantor or a Party also implies a reference to their successors by virtue of law, the Loan Agreement or this Agreement;

(iii)	a document in a harmonized form means a document agreed in writing by the Credit Agent and the Guarantor or a document drawn up in a form acceptable to the Credit Agent;

(iv)	assets include existing or future property, income and rights of any kind;

(v)	a reference to the Financial Document or another agreement, document or financial instrument implies such Financial Document or another agreement, document or financial instrument as amended from time to time;

(vi)	a person includes any individual, legal entity, governmental authority, government or state;

(vii)	“laws” means any law, ordinance, decree, order, resolution, provision, rule, commissioner orders, requirements or recommendations of any legislative or executive state, municipal, interstate or international authority, ministry, department, service, agency or committee or any judicial body, as well as standards and rules of self-regulatory organizations that are mandatory for members of such self-regulating organizations (exclusively with respect to members of such self-regulating organizations);

(viii)	a reference to a legislative provision means a reference to such a provision as amended from time to time;

(ix)	it is understood that the words “include” and “including”, as well as the expression “inter alia” are accompanied by the words “but not limited to”;

(x)	Article, Sub-Clause, Clause or Appendix means a reference to an Article, Sub-Clause, Clause of this Agreement or an Appendix hereto;

(xi)	an indication of time means Moscow time, unless otherwise specifically indicated in this Agreement;

(xii)	the term “debt” includes any obligation (including, but not limited to a guarantee-based obligation) to pay or return cash, including, but not limited to any contingent transaction; and

(xiii)	a reference to the Lenders is a reference to all Lenders.

(b)	The headings in this Agreement shall not be deemed as affecting its interpretation.

2.	INDEPENDENT GUARANTEE AND REIMBURSEMENT OF LOSSES

2.1.	Independent Guarantee

The Guarantor shall, at the request of the Borrower, issue a Guarantee and hereby undertakes to pay such amount within the Guarantee Amount as specified in the Payment Claim to the Original Lender (or to pay such amount to the Credit Agent for distribution among the Lenders after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders)) if the Borrower fails to fulfill the Secured Obligations, regardless of the validity of the Loan Agreement, the Secured Obligations, as well as relations between the Guarantor and the Borrower, and other obligations.

2.2.	Reimbursement for Losses

In accordance with Article 4061 of the Civil Code, the Guarantor hereby undertakes an independent and primary obligation to the Lenders that if any Secured Obligation is or becomes invalid, illegal and (or) unenforceable, the Guarantor shall, at the request of the Credit Agent, unconditionally reimburse each of the Lenders for an amount of any expenses, commissions, costs and losses (except for loss of profit) that they incur (inter alia, as the Lender, Organizer and Credit Agent) as a result of non-payment of any amount which would have been payable under the Loan Agreement as of the date of such payment or performance of an obligation if such invalidity, illegality and (or) unenforceability of the Secured Obligations did not occur. Any amounts payable by the Guarantor in accordance with this Article 2.2 shall not exceed the amount that the Guarantor would have to pay under Article 2.1 (Independent Guarantee), as if the claimed amount was subject to reimbursement pursuant to the Guarantee.

3.	REPRESENTATIONS OF GUARANTOR’S CIRCUMSTANCES

3.1.	Guarantor’s Representations

The Guarantor shall submit the Original Lender the representations of circumstances specified in this Article 3. The Original Lender relies on such representations of circumstances of the Guarantor, and their credibility is of fundamental importance to the Original Lender.

(a)	Status

(i)	The Guarantor is a legal entity duly incorporated and legally acting under the laws of the Russian Federation.

(ii)	The Guarantor is the full owner of the property belonging to it and carries out its activities under the applicable law.

(b)	Legal Capacity and Authority

(i)	The Guarantor has the legal capacity and authority to enter into and perform this Agreement, the Guarantee and each Financial Document to which the Guarantor is party and the transactions provided for thereby; and the Guarantor obtained all necessary approvals for the execution and performance of this Agreement, the Guarantee and each Financial Document to which the Guarantor is a party, in the manner provided for by law and the Guarantor’s constituent and other internal regulations, including approval of transactions provided for in this Agreement, the Guarantee and each Financial Document to which the Guarantor is party.

(ii)	A person acting on behalf of the Guarantor has the authority to enter into this Agreement, the Guarantee and each Financial Document to which the Guarantor is a party.

(c)	Validity

(i)	This Agreement, the Guarantee and each Financial Document to which the Guarantor is a party are a legitimate, valid, binding and enforceable obligation of the Guarantor.

(ii)	This Agreement, the Guarantee and each Financial Document to which the Guarantor is a party are drawn up in a form ensuring the enforceability thereof in the Russian Federation.

(d)	Absence of Contradictions

The execution and performance of this Agreement, the Guarantee and each Financial Document to which the Guarantor is a party and the transactions thereunder by the Guarantor do not contradict:

(i)	any applicable laws;

(ii)	its constituent and other internal regulations;

(iii)	any resolutions of its management bodies; and

(iv)	any other documents or agreements that are binding on the Pledgor.

(e)	Compliance with Legislation

(i)	The Guarantor’s business shall comply with the applicable laws in all aspects that the Credit Agent considers significant. The Guarantor shall timely submit tax returns and pay taxes in such terms and in such amounts as provided for by any applicable laws in all aspects that the Credit Agent considers significant.

(f)	Absence of Default

(i)	The execution or performance of this Agreement, the Guarantee and each Financial Document to which the Guarantor is a party and the transactions thereunder does not and will not result in any Default; and

(ii)	There are no other events or circumstances constituting a default under any document that is binding on the Guarantor or sets limits on the disposal of its property, and which have or are reasonably likely to have the Material Negative Impact.

(g)	Permits

(i)	As of the date of this Agreement, the Guarantor has obtained and maintains all the permits and consents required in connection with the conclusion, performance, maintenance, enforceability of this Agreement, the Guarantee, each Financial Document, to which the Guarantor is a party, and the transactions thereunder and introduction of the above-mentioned documents and transactions as evidence in trials.

(h)	Registration Requirements

It is not required to perform any notarial acts or to register this Agreement or the Guarantee, inter alia, with any government authorities or institutions of the Russian Federation, or to pay respective duties in connection with this Agreement and the Guarantee.

(i)	Financial Statements

(i)	The most recent financial statements of the Group (and each member of the Group) provided under the Loan Agreement:

(A)	are prepared in accordance with the Applicable Accounting Standards; and

(B)	in all material respects, reliably reflect its financial position (if applicable, on a consolidated basis) as of the date of the preparation thereof, except, in each case, where otherwise indicated in such financial statements.

(ii)	There have been no events that could have the Material Negative Impact since the date on which the financial statements referred to in Clause (a) above are prepared.

(j)	Judicial Proceedings

No judicial, arbitration or administrative proceedings against the Guarantor are initiated or, to the best of the knowledge of the Guarantor, are expected to be initiated; and there are taken no investigative actions as a result of which any adverse resolutions that can have the Material Negative Impact are made or are highly likely to be made.

(k)	Information

(i)	All such actual information having, in the opinion of the Credit Agent, the essential value as submitted by the Guarantor to the Parties to the Financing in connection with the Financial Documents to which the Guarantor is a party is true and accurate as of the submission date or (as the case may be) on a date (if any) which is indicated as the submission date.

(ii)	The Guarantor did not conceal any information which, if disclosed, would lead to the fact that any other information specified in Sub-Clause (i) above would become unreliable or misleading to a material extent in the opinion of the Credit Agent.

(iii)	As of the date of this Agreement and the first Disbursement Date from the date of provision of the information specified in Clause (i) above, there were no circumstances that, if disclosed, would lead to the fact that the provided information would become unreliable or misleading to a material extent in the opinion of the Credit Agent.

(l)	Loans Granted

The Guarantor did not provide any loans to third parties that are not the Debtors, except for the Permitted Loans.

(m)	Levies and Duties

No state or registration duties or taxes or levies in connection with this Agreement and the Guarantee must be paid as of the date of this Agreement.

(n)	Regulated Procurement

No provisions of the Law on Regulated Procurement are applied to the execution and performance of this Agreement, the Guarantee and the Financial Documents to which the Guarantor is a party, by the Guarantor as of the date of this Agreement. The Guarantor does not give this representation concerning application of the Law on Regulated Procurement to any Party to the Financing.

3.2.	Term of Provision of Representations of Guarantor’s Circumstances

(a)	The Guarantor shall submit the representations of circumstances specified in this Article 3 as of the date of this Agreement.

(b)	Except where any Representations of Circumstances shall be submitted on a certain date, all Representations of Circumstances are considered to be submitted by the Guarantor subsequently on the date of each Disbursement Request, on each Disbursement Date and on the first day of each Interest Period.

(c)	If any Representations of Circumstances are provided again, they are extended to the circumstances existing at the time of their subsequent submission.

4.	OBLIGATIONS AND LIABILITY OF THE GUARANTOR

4.1.	Obligations of the Guarantor

The Guarantor is obliged for the entire Guarantee Validity Term in respect of the following:

(a)	Financial Statements

The Guarantor shall ensure that the Borrower provides the Credit Agent with a number of certified copies of the following documents that is sufficient for all Lenders:

(i)	consolidated financial statements of the Group for each fiscal year approved by the Auditors and prepared in accordance with IFRS as soon as they become available, but in any case, within 180 (one hundred and eighty) days from the end date of such fiscal year;

(ii)	consolidated financial statements of the Group for each fiscal half a year reviewed by the Auditors and prepared in accordance with IFRS as soon as they become available, but in any case, within 120 (one hundred and twenty) days from the end date of such fiscal half a year;

(iii)	the Group’s management statements for each quarter of the relevant fiscal year (including a profit and loss statement, a balance sheet and a cash flow statement) prepared in accordance with IFRS as soon as they become available, but in any case, within 60 (sixty) days from the end of such quarter of the relevant fiscal year; and

(iv)	the financial statements (including a profit and loss statement, a balance sheet and a cash flow statement) of the Borrower and Headhunter for each quarter of the relevant fiscal year prepared under RAS as soon as they become available, but in any case, within 40 (forty) days from the end date of such quarter of the relevant fiscal year.

(b)	Requirements to the Financial Statements

The Guarantor shall ensure that each set of financial statements provided in accordance with Article 17.1 (Financial Statements) of the Loan Agreement is prepared using the same accounting principles and for the same accounting periods that applied in preparation of the last reported Group financial statements (except for a possible change in accounting for capitalization of internal development). If any Debtor notifies the Credit Agent of any changes in accounting principles or reporting periods, the Guarantor agrees to ensure that its Auditors and auditors of the relevant Debtor provide the Credit Agent with:

(i)	a description of the changes to be made in the relevant financial statements in order to reflect changes in accounting principles and reporting periods that applied in preparation of the Original Financial Statements of the Group or the Debtor; and

(ii)	information in a form and content that meet the requirements of the Credit Agent and are sufficient to ensure that the Lenders can verify that the Borrower complies with the requirements of Article 18 (Financial Indicator Compliance Obligation) of the Loan Agreement and can adequately assess the Debtor’s financial position in accordance with the current financial statements compared to the Original Financial Statements of such Debtor.

(c)	Information: Other

(i)	The Guarantor shall provide the Credit Agent with:

(A)	simultaneously with sending to addressees, copies of all documents sent to all Guarantor’s lenders, or in case of any circumstances that have the Material Negative Impact, copies of all documents sent to all Guarantor’s members;

(B)	immediately after it becomes aware of the following facts, but within 5 Business Days from the date on which it becomes aware of such facts, details of any judicial, commercial, arbitration or administrative proceedings, including any investigative actions which result in or are highly likely to result in making any decisions, as a result of which the Group’s expenses will exceed 2.5 (two point five) percent of the Consolidated EBITDA; and

(C)	immediately upon its request, but within 5 (five) days from the date of the request, such additional information on the financial position and economic activities of any member of the Group that the Credit Agent may require in the interests of any Party to the Financing.

(ii)	The Guarantor shall notify the Credit Agent in writing of any of the following events immediately after the Guarantor becomes aware of them:

(A)	filing of a bankruptcy petition against the Pledgor to an arbitration court, and (or)

(B)	publication of a notice of the intention to apply with such petition in the manner prescribed by law; and (or)

(C)	impending filing of a bankruptcy petition on the basis of a received notice from a person intending to apply.

(d)	Auditors

The Guarantor shall not change its Auditors without the consent of the Majority of the Lenders, except for the Auditors for the financial statements of the Group and of its members prepared in accordance with IFRS, approved or authorized pursuant to this Agreement.

(e)	Notice of Default

(i)	The Guarantor shall notify the Credit Agent of any Default (and measures, if any, to eliminate such Default) immediately after it becomes aware of this fact if the Borrower has not notified the Credit Agent of such Default.

(ii)	At the request of the Credit Agent, the Guarantor agrees to submit to the Credit Agent an application signed by the sole executive body or an authorized representative of the Guarantor certifying that the Default has been eliminated or, if the Default continues, explaining the measures taken to eliminate it.

(f)	Client Data Verification

The Guarantor shall provide and undertakes to ensure that each of its Subsidiaries provides the Credit Agent with information and documents for the purposes of Article 17.8 (Client Data Verification) of the Loan Agreement.

(g)	Permissions and Corporate Approvals

(i)	The Guarantor shall timely receive, maintain and comply with and undertakes to ensure that each of its Subsidiaries timely receives, maintains and complies with the terms and conditions of any permits, consents and corporate approvals required by any applicable law in order to fulfill its obligations under the Financial Documents to which it is a party and to enable the use of the Financial Documents as evidence in arbitration proceedings and in courts of relevant jurisdictions, including arbitration courts.

(ii)	Except for obtaining of a license to work with personal data in the Republic of Azerbaijan, the Guarantor shall timely receive, maintain and comply with and undertakes to ensure that each of its Subsidiaries timely receives, maintains and complies with any permits, consents required under any applicable laws to conduct business activities of any member of the Group in the manner in which such business is carried out.

(h)	Prohibition Against Encumbrance of Assets

The Guarantor shall not create or allow and undertakes to ensure that each of the Subsidiaries of the Guarantor does not create or allow any Encumbrance on its assets without the prior written consent of the Credit Agent, except for:

(i)	Encumbrance of assets (except for those specified in Clause (d) below, without double counting) whose aggregate book value at any time does not exceed 5 (five) percent of the Consolidated EBITDA;

(ii)	Encumbrance arising under the Security Agreements;

(iii)	any Encumbrance arising by virtue of law in the ordinary course of business; and

(iv)	any Encumbrance in the form of the right to debit funds from an account with a prior acceptance by the payer or a similar debiting right if this results in debiting of such funds in an amount of not more than 5 (five) percent of the Consolidated EBITDA.

(i)	Asset Disposal

The Borrower shall not sell, lease or otherwise dispose of any of its assets or property without the prior written consent of the Credit Agent and undertakes to ensure that any Subsidiary of the Borrower does not sell, lease or otherwise dispose of any of its assets or property without the prior written consent of the Credit Agent, except for:

(i)	disposal of assets or property in the ordinary course of business;

(ii)	disposal of assets or property as part of the Permitted Reorganization;

(iii)	disposal of assets or property as part of restructuring due to the right of ownership to HEADHUNTER.KZ LLP;

(iv)	disposal of assets or property of the members of the Group in such aggregate book or market value (whichever is greater) obtained as a result of one or more transactions made during each consecutive 12 (twelve) months, as does not exceed 5 (five) percent of the Consolidated EBITDA;

(v)	disposal of shares of CV Keskus OU (a company registered at: Mustamae tee 46, Tallinna linn, Harju maakond 10621, registration number: 11325768) provided that the After-disposal Debt Ratio does not exceed the Debt Ratio as of the last Settlement Date. In order to comply with the After-Disposal Debt Ratio, the Guarantor (or another member of the Group) may, prior to payment of funds (obtained from CV Keskus OU shares sale) to another member of the Group or shareholders of Zemenik Trading, allocate a part of such funds (obtained from disposal of shares of CV Keskus OU) to a partial repayment of the Outstanding Loan under Article 8.3 (Voluntary Early Repayment of the Outstanding Loan) of the Loan Agreement. The Borrower shall, within 5 (five) Business Days prior to the disposal of the shares of CV Keskus OU to the Credit Agent, submit the Credit Agent a certificate proving the Borrower’s fulfillment of the terms and conditions provided for in Clause (e) Article 19.3 (Asset Disposal) of the Loan Agreement. The Borrower or another member of the Group may pay funds obtained from disposal of shares of CV Keskus OU, to the shareholders of Zemenik Trading according to the disposal results only once.

(vi)	disposal of shares or participatory interest in the authorized capital of a member of the Group that is not the Debtor, except for CV Keskus OU, provided that after such disposal:

(A)	The Debt Indicator (as defined below) does not exceed 2.0:1; and

(B)	after payment of the Allocated Amount, the Debt Indicator does not increase in comparison with the Debt Ratio as of the last Settlement Date.

The disposal under this Clause (vi) must be carried out at arm’s length and subject to the terms and conditions provided for in Clause (f) Article 19.3 (Asset Disposal) of the Loan Agreement.

A member of the Group alienating the Alienated Group Member may, without the consent of the Credit Agent, pay the Allocated Amount in an amount that does not entail a violation of the financial indicator provided for in Sub-Clauses (A) and (B) of this Clause (vi). The Allocated Amount may be paid according to the results of the sale of the Alienated Group Member only once. A seller of the Alienated Group Member may use any funds remaining after payment of the Allocated Amount in consultation with the Credit Agent.

(vii)	For the purposes of Clauses (v) and (vi) above, the following definitions have the following meaning:

“Group Cash” means the Cash and Cash Equivalent belonging to the Group.

“Cash of the Alienated Group Member” means the Cash and Cash Equivalent belonging to the Alienated Group Member.

“Alienated Group Member” means a Group member which is not the Debtor (except for CV Keskus OU) whose shares or participatory interest in the authorized capital are to be disposed of.

“Debt Indicator” means the ratio of the Net Debt to the EBITDA.

“After-Disposal Debt Ratio” means an indicator calculated in case of disposal of shares or participatory interest in the authorized capital of a member of the Group (hereinafter referred to as the “Alienated Group Member”) by the following formula:

After-Disposal Debt Ratio = (A - B - C)/p - E),

where:

A means the Consolidated Net Debt as of the last Settlement Date;

B means an amount of the part of the Outstanding Loan repaid by the Borrower in advance at the expense of funds obtained from the disposal of shares or participatory interest in the authorized capital of the Alienated Group Member;

C means the Loan repaid by the Borrower within a period commencing on the expiry date of the last Settlement Period and ending on the day of submission of the certificate containing the calculation of a relevant After-Disposal Debt Ratio;

D means such Consolidated EBITDA for the most recent Settlement Date as determined in accordance with such Group’s latest financial statements for the relevant Settlement Period as prepared in accordance with IFRS and provided to the Credit Agent under Clause (a) or (b) of Article 17.1 (Financial Statements) of the Loan Agreement (or which was to be provided to the Credit Agent under the reporting terms provided for in Clause (a) or (b) of Article 17.1 (Financial Reporting) of the Loan Agreement); and

E means the EBITDA of the Alienated Group Member calculated on the basis of the management statements of the company of the Alienated Group Member as of the last Settlement Date using a calculation procedure similar to the calculation method of the Consolidated EBITDA.

“Purchase Price” means cash that is actually received as a result of sale of the Alienated Group Member.

“Allocated Amount” means a cash amount to be paid to the shareholders of Zemenik Trading as a result of disposal of the Alienated Group Member.

“Cash Amount” means an amount calculated as the difference between the Group Cash, the Cash of the Alienated Group Member and the Allocated Amount, plus the Purchase Price.

“Net Debt” means the difference between the Group’s Financial Indebtedness (taking into account the Group’s Financial Indebtedness to the Alienated Group Member recognized effectively after the disposal of the Alienated Group Member) and an amount of the Financial Indebtedness of the Alienated Group Member (excluding the Financial Indebtedness of the Alienated Group Member to other members of the Group) and the Cash Amount.

“EBITDA” means the difference between the Consolidated EBITDA and the EBITDA of the Alienated Group Member.

(j)	Acquisition of Assets

The Guarantor shall not purchase any assets without the prior written consent of the Credit Agent and undertakes to ensure that no Subsidiary purchases any assets without the prior written consent of the Credit Agent, except for the acquisition of assets:

(i)	in the ordinary course of business;

(ii)	as part of the Permitted Reorganization;

(iii)	as part of restructuring due to the right of ownership to HEADHUNTER.KZ LLP;

(iv)	by a member of the Group in such total amount paid by the member of the Group due to one or more transactions made during each consecutive 12 (twelve) months, as does not exceed 7.5 (seven point five) percent of the Consolidated EBITDA; or

(v)	purchased through the Permitted Financial Indebtedness.

(k)	Arm’s Length Transactions

(i)	The Guarantor may conclude deals with any persons only at arm’s length and undertakes to ensure that any of its Subsidiaries concludes deals with any person only at arm’s length.

(ii)	Clause (a) does not cover any transactions with the Debtors.

(l)	Lending

Except for the Permitted Loans, the Guarantor is not entitled to act as a lender in respect of any Financial Indebtedness without the prior written consent of the Credit Agent and undertakes to ensure that any of its Subsidiaries does not act as a lender in respect of any Financial Indebtedness without the prior written consent of the Credit Agent.

(m)	Provision of Guarantees and Suretyships

(i)	The Guarantor is not entitled to act as a guarantor or surety for the obligations of any person without the prior written consent of the Credit Agent and undertakes to ensure that any of its Subsidiaries does not act as a guarantor or surety for the obligations of any person without the prior written consent of the Credit Agent; and

(ii)	The provisions of Clause (i) above do not apply when such guarantee or suretyship secures the performance of the obligations of another member of the Group:

(A)	created through the Permitted Financial Indebtedness; or

(B)	claims under such guarantee or suretyship are subordinated to the obligations of the Guarantor under the Financial Documents pursuant to the Intercreditor Agreement, in any case without double counting.

(n)	Financial Indebtedness

The Guarantor shall not enter into any transactions which will result in the Financial Indebtedness for the Guarantor and shall not allow the existence of an overdue Financial Indebtedness, and undertakes to ensure that any of its Subsidiaries does not enter into any transaction which will result in the Financial Indebtedness for the Borrower’s Subsidiary and shall not allow the existence of an overdue Financial Indebtedness without the prior written consent of the Credit Agent, except for the Permitted Financial Indebtedness.

(o)	Fulfillment of Subsequent Conditions

The Guarantor shall comply with and undertakes to ensure that any of its Subsidiaries complies with the terms and conditions set forth in the Loan Agreement, all related subsequent conditions specified in Part 2 of Appendix 2 (Requirements to the Borrower for Obtaining a Loan under Tranche A and Tranche B) to the Loan Agreement.

(p)	Net Assets

The Guarantor shall ensure that such amount of the net assets of the Borrower and Headhunter as determined under the financial statements provided pursuant to Clause 17.1 (d) of the Loan Agreement is positive at the end of each fiscal half a year during the validity term of this Agreement.

(q)	Change of Business Activity

The Guarantor shall not make any significant changes in the main areas of its economic activities and undertakes to ensure that each of its Subsidiaries does not make any significant changes in the main areas of its economic activities without the prior written consent of the Credit Agent. For the avoidance of doubt, this Clause (q) does not apply to the reduction or termination of the economic activities of Headhunter as a result of the Permitted Reorganization.

(r)	Existing Business Contracts

The Guarantor shall maintain the Existing Business Contracts up to the Final Redemption Date or, if it is commercially justified, conclude new contracts on similar terms at least one month before the expiration of the Existing Business Contracts.

(s)	Taxation

The Guarantor shall pay taxes and levies in a timely manner under the laws of the Russian Federation (hereinafter referred to as the “Mandatory Payments”) and shall ensure that each of its Subsidiaries timely pays the Mandatory Payments in accordance with the applicable law, with the exception of:

(i)	the Mandatory Payments which are contested by the Guarantor or any of its Subsidiaries in the manner prescribed by law; and

(ii)	the Mandatory Payments and costs for their contestation, for which there were created reserves recognized in the most recent financial statements submitted to the Credit Agent pursuant to Article 17.1 (Financial Statements) of the Loan Agreement; and

(iii)	a case where failure to pay such Mandatory Payments will not have the Material Negative Impact.

(t)	Equal Status of Obligations

The Guarantor shall ensure that its obligations hereunder (when they are to be fulfilled) shall be deemed to be of the same class as its other existing and future unsecured payment obligations and that any of its Subsidiaries shall ensure that the Guarantor’s obligations hereunder (when they are to be fulfilled) shall be deemed to be of the same class as other existing and future unsecured payment obligations of such Subsidiary, except for any obligations, whose primary satisfaction is directly provided for by law.

(u)	Group Structure Scheme

The Guarantor shall ensure maintaining the existing structure of the Group in accordance with the Group Structure Scheme. This obligation does not apply to any actions permitted or provided for under the Financial Documents.

(v)	Access

When the Default occurs and remains uneliminated or when there are sufficient grounds for the Credit Agent to believe that the Default may occur, the Guarantor shall, at the request of the Credit Agent, provide (and ensure that each of its Subsidiaries provides) the Credit Agent and/or its auditors or other professional advisers free access to its premises, assets and primary accounting and tax accounting documents (on paper or electronic media), including issue of powers of attorney for the persons concerned, as well as organize a meeting with the Group management.

(w)	Additional General Obligations

The Guarantor shall, at the request of any Party to the Financing, at its own expense, take any actions and sign any documents and ensure that any of its Subsidiaries, at such Subsidiary’s own expense, takes any action and signs any documents necessary to ensure the validity and proper performance of the Financial Documents. In particular, the Guarantor shall, at its own expense, at the request of the Credit Agent, ensure:

(i)	taking all actions necessary to ensure the validity of the Borrower’s Pledge Agreement and the Headhunter’s Pledge Agreement if any Lender other than the Original Lender acquires any rights (claims) to the Borrower and (or) obligations to grant the Loan pursuant to the provisions of Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders) of the Loan Agreement;

(ii)	entering into supplementary agreements to the Borrower’s Pledge Agreement and the Headhunter’s Pledge Agreement (on such terms and conditions as acceptable to the Lenders).

4.2.	Irrevocability of the Security

The obligations of the Guarantor under this Agreement and the Guarantee:

(a)	are an irrevocable security according to the provisions of Article 5.1 (Validity Term);

(b)	supplement any other security and are unimpaired by any other security that is now or hereafter provided to the Lenders for all or any of the Secured Obligations;

(c)	are not affected by any reorganization of the Guarantor and (or) the Borrower, including, but not limited to, any changes in the legal form of the Guarantor and/or the Borrower;

(d)	continue to be valid during any liquidation or insolvency (bankruptcy) procedure initiated against the Guarantor and (or) the Borrower, or during any reorganization of the Guarantor and (or) the Borrower to the extent permitted by the applicable law; and

(e)	continue to be valid until terminated hereunder.

4.3.	Material Change in Circumstances

Such material change in circumstances as described in Article 451 of the Civil Code does not justify revoking of the Guarantee, amending or terminating this Agreement on the initiative of the Guarantor and (or) the Borrower.

4.4.	Waiver of Defense against Claims of the Lenders

(a)	Any dispute between the Guarantor, the Borrower and (or) any other Debtor, as well as between the Guarantor, the Borrower and (or) any other Debtor, on the one hand, and the Lenders, on the other hand, does not relieve the Guarantor from fulfilling the obligations under this Agreement and under the Guarantee.

(b)	The Guarantor is not entitled:

(i)	to file any such counterclaims or objections against any claims of the Lenders which the Borrower or another Debtor could submit; and

(ii)	to fail to fulfill any obligations under this Agreement and the Guarantee or postpone their fulfillment, referring to the existence of any dispute between the Borrower or another Debtor, on the one hand, and the Lenders, on the other hand.

4.5.	Change in the Secured Obligations

The Guarantor hereby expresses its consent to be jointly liable with the Borrower, irrespective of whether the terms and conditions of the Loan Agreement will be amended in any way, including any amendments leading to an increase in the volume of the Secured Obligations or other adverse consequences for the Guarantor. No additional written consent of the Guarantor is required for such amendment.

4.6.	Amendments

(a)	The Guarantor may not revoke or amend the Guarantee.

(b)	Any term or condition of this Agreement and the Guarantee may be amended by a written agreement signed by the Parties.

(c)	In case of any amendment to the terms and conditions of the Loan Agreement, the Guarantor and the Borrower shall, at the request of the Credit Agent, enter into an agreement with the Lender within a period agreed by the Parties to make relevant amendments to this Agreement and the Guarantee if, according to the current legislation (including the judicial practice then existing) such amendments are necessary for the Guarantee to remain valid and to ensure the complete fulfillment of the Secured Obligations, taking into account amendments to the Loan Agreement.

4.7.	Reimbursement to the Guarantor

(a)	The Guarantor hereby confirms that the Lender’s claims (filed directly by the Lender or through the Credit Agent) under the Loan Agreement shall take precedence over the Guarantor’s claims with respect to the Reimbursement for the Amounts Paid under the Guarantee.

(b)	The Guarantor hereby undertakes:

(i)	not to file any claims against the Borrower for the Reimbursement for the Amounts Paid under the Guarantee until the Secured Obligations are fully repaid;

(ii)	until the Secured Obligations are fully repaid, to refrain from assignment or any other transfer of its claims of the Reimbursement for the Amounts Paid under the Guarantee, and from encumbrance of such claims in favor of third parties (excluding the Credit Agent and (or) the Lenders in connection with the Loan Agreement), without the prior written consent of the Credit Agent acting under the provisions of the Loan Agreement; and

(iii)	without prejudice to the other provisions of this Agreement, if the Guarantor receives the Reimbursement for the Amounts Paid under the Guarantee in violation of the terms or conditions of this Agreement, to immediately transfer the amount received by the Guarantor as a result of the Reimbursement for the Amounts Paid under the Guarantee to the Credit Agent’s Account.

(c)	In accordance with the provisions of Article 309.[1] paragraph 2 of the Civil Code, after the Guarantor’s transfer of an amount received by the Guarantor as a result of the Reimbursement for the Amounts Paid under the Guarantee to the Credit Agent’s Account, the Lenders’ claim to the Borrower in the relevant part passes to the Guarantor. The Guarantor that has transferred such amount to the Credit Agent’s Account may file such claim to the Borrower only after the Secured Obligations are fully repaid.

(d)	Until the Secured Obligations are fully repaid, the Borrower undertakes to refrain from the Reimbursement for the Amounts Paid under the Guarantee, without the prior written consent of the Credit Agent acting pursuant to a resolution of the Qualified Majority of the Lenders.

5.	VALIDITY TERM

5.1.	Validity Term

The Guarantee is issued for a period from the Issue Date through a date that occurs after 96 months from the date of Amendment Agreement No. 3. This Agreement shall become effective on the date of its signing indicated at the beginning of this Agreement, and shall remain in force until the obligations under the Guarantee issued hereunder are completely fulfilled.

5.2.	Continuing Obligations

The obligations of the Guarantor under this Agreement and the Guarantee are permanent and are not considered fulfilled by any partial payment or partial fulfillment of all or any of the Secured Obligations.

6.	PAYMENT CLAIM, PAYMENTS, TAXES AND CURRENCY

6.1.	Payment Claim

If the Secured Obligations are not fulfilled, as specified in Article 2 (Independent Guarantee and Reimbursement of Losses), the Original Lender (or, after assignment under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), the Credit Agent acting on behalf of the Lenders) shall send the Guarantor a Payment Claim and a copy of the notice of the Original Lender or the Credit Agent, respectively, sent to the Borrower under Article 21.18 (Acceleration) of the Loan Agreement. The Guarantor shall make a payment against the Payment Claim within a period not exceeding 5 (five) Business Days from the date when the Guarantor receives the Payment Claim.

6.2.	Accounts for Receipt of Payments

(a)	The obligations of the Guarantor set forth in Article 6.1 (Payment Claim) are fulfilled by payment of an amount specified in the Payment Claim to the account of the Original Lender (or after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), to the account of the Credit Agent acting on behalf of the Lenders).

(b)	Any amounts received by the Credit Agent are to be allocated among the Lenders by the Credit Agent in accordance with the Proportional Share of each Lender in the manner provided for in the Loan Agreement. The provisions of this Clause shall come into force from the assignment of the rights (claims) under this Agreement and the Guarantee by the Original Lender in accordance with Article 9.2 (Transfer of Rights by the Lenders).

6.3.	Payments

Any amounts due to the Lenders under this Agreement and the Guarantee shall be paid by the Guarantor to the Original Lender to the account of the Original Lender in Rubles (or after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders) to the Credit Agent to the Credit Agent’s account for allocation among the Lenders).

6.4.	Performance of the Guarantor’s Obligations

Any pecuniary obligations of the Guarantor under this Agreement and the Guarantee shall be deemed fulfilled on the date of crediting of funds in Rubles to the account of the Original Lender in Rubles (or, after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), to the Credit Agent’s account for allocation among the Lenders). If this Agreement, the Guarantee or any other Financial Document establishes the time prior to which the Guarantor’s obligations are to be fulfilled, the Guarantor shall ensure before the set deadline that funds are credited to the account of the Original Lender (or, after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), to the Credit Agent’s account).

6.5.	Withholding and Deduction

All payments made by the Guarantor under this Agreement and the Guarantee shall be without any deductions or withholdings, except for the deductions and withholdings expressly established by the applicable law. If the current legislation contains a requirement for any deductions or withholdings in respect of payments provided for in this Agreement and the Guarantee, the Guarantor shall:

(a)	ensure that such deductions or withholdings do not exceed an amount provided for by law;

(b)	promptly pay the Original Lender (or, after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), to the Credit Agent for allocation among the Lenders) an additional amount so that the total amount received by the Lenders is equal to the amount that would have been received by the Lenders if such deductions or withholdings were not made.

6.6.	Receipt of Payments in Other Currencies

The Guarantor shall make all payments under this Agreement and the Guarantee in Rubles, except for compensation to the Lenders of any costs incurred in connection with this Agreement and with the Guarantee, which shall be paid by the Guarantor in the same currency in which they arose (the “Agreement Currency”) if payments in such currency do not contradict the legislation. The payment obligations of the Guarantor are deemed to be performed only if the respective amounts are received by the Credit Agent in the Agreement Currency. If any amounts under this Agreement and the Guarantee are received against the obligations of the Guarantor in a currency other than the Agreement Currency, and the Original Lender (or, after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), the Credit Agent) converts the received amount into the Agreement Currency, the Guarantor shall reimburse the Original Lender or the Credit Agent, respectively, for its expenses related to the conversion of the received amount to the Agreement Currency (at an internal currency rate of the Bank of the Account) and compensate the difference between an amount due from the Guarantor in the Agreement Currency and an amount received by the Credit Agent as a result of converting the funds received from the Guarantor into the Agreement Currency.

6.7.	Prohibition of Set-Off or Counterclaim

Performance of the Guarantor’s obligations to make any payments provided for in this Agreement and the Guarantee is not a counterclaim for performance of the Lenders’ obligations in the meaning of Article 328 of the Civil Code. The obligations of the Guarantor to make any payments provided for by this Agreement and the Guarantee may not be stopped by offsetting any counterclaims of the Guarantor to the Lenders. The Parties agree in accordance with Article 411 of the Civil Code that the Guarantor may not terminate the claims of the Lenders to the Guarantor by set-off.

6.8.	Maturity Date

If any maturity date under this Agreement or the Guarantee falls on a day other than a Business Day, such payment must be made on the previous Business Day.

6.9.	Value-Added Tax

All amounts payable under this Agreement and the Guarantee by the Guarantor to any Lender are specified without VAT. If VAT is payable, the Guarantor shall pay an amount of VAT (at a rate effective at the date of payment) to the Lenders (in addition to any amounts payable).

6.10.	Use of Received Funds

All funds received by the Lenders under this Agreement and the Guarantee shall be used by the Lenders to settle the Secured Obligations in accordance with the order of priority specified in the Loan Agreement respectively; each Lender shall receive part of the money received by the Lenders under this Agreement and the Guarantee according to its Proportional Share; no rights of the Lenders to recover any underpaid amounts from the Guarantor or any other persons, as provided for in the Loan Agreement, shall be infringed; and the Guarantor may not prevent such use.

Any surplus cash remaining after the full performance of the Secured Obligations (that is, the full payment of principal, interest and commissions payable by the Borrower, but not paid, as well as any other payments due under the Loan Agreement) shall, within 3 (Three) Business Days from the date of receipt of the bank details from the Guarantor, be paid to the Guarantor according to the bank details specified by it.

7.	NOTICES

7.1.	Written Form

Any messages sent by the Parties under this Agreement and the Guarantee shall be in writing and may be sent by courier, by mail with return receipt, and, unless otherwise provided, by fax or by other means enabling to reliably establish that a message is from a Party to this Agreement. For the purposes of this Agreement and the Guarantee, a message transmitted using electronic means of communication shall be deemed to be in writing.

7.2.	Addresses

(a)	Unless otherwise provided for below, the contact details of each Party for all messages in connection with this Loan Agreement and the Guarantee are data which such Party reported to the Credit Agent for this purpose.

(b)	Contact details of the Guarantor:

HEADHUNTER LIMITED LIABILITY COMPANY

Address:	9, Godovikova St., bld. 10, Moscow, the Russian Federation

Fax:	+7 495 788-68-70

E-mail:	zhukov@hh.ru

Attn:	Mikhail Alexandrovich Zhukov

(c)	Contact details of the Borrower:

Zemenik Limited Liability Company

Address:	4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation, 125319

Fax:	+7 495 974-64-27

E-mail:	karen.agayan@arpartners.ru

Attn:	Karen Eduardovich Agayan

(d)	Contact details of the Original Lender:

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

Location:	29, Bolshaya Morskaya St., Saint Petersburg, the Russian Federation, 190000

Mail address:	43 Vorontsovskaya St., bld. 1, Moscow, 109147

Telex:	412362 BFTR RU

Telephone:	+7 495 956-71-48

Fax:	+7 495 775-54-54

E-mail:	loanadmin@msk.vtb.ru, TM21@msk.vtb.ru

Attn:	Credit Authority

(e)	Any Party may change its contact details sending the Credit Agent an appropriate notice at least 5 (five) Business Days prior to such change. The Credit Agent shall notify all other Parties of any change in contact details.

(f)	If a Party specifies a particular division or official as a recipient of a message, such message shall not be considered to be sent if such division or official is not designated as the recipient.

7.3.	Notice Delivery

(a)	Any message or document sent by a Party to another Party in connection with this Agreement and the Guarantee shall be deemed to have been received (except for a notice sent in accordance with the laws of the Russian Federation in case of filing of any claims under the Guarantee and any other cases expressly provided for by the Agreement and the Guarantee):

(i)	after receiving a message in a legible form when sent by fax or by another method which allows to establish reliably that the message is from a Party hereto; or upon delivery to the appropriate address when sent by courier; or

(ii)	upon delivery to the appropriate address or after 5 (five) Business Days after submitting to the post office when sent by mail with return receipt, whichever occurs first.

(b)	All notices sent by the Guarantor or to the Guarantor’s address shall be transmitted through the Credit Agent.

7.4.	Language

Any notice or message sent by a Party in connection with this Agreement and the Guarantee must be in the Russian language. For the avoidance of doubt, the text is in Russian and may be accompanied by a translation into English; the text in Russian shall prevail.

8.	MISCELLANEOUS

8.1.	Partial Invalidity

If any provision of this Agreement is or becomes illegal, invalid or unenforceable, this does not affect the legality, validity or enforceability of any other provision of this Agreement.

8.2.	Wording

The Parties acknowledge that the terms and conditions of this Agreement, as well as its wording, have been jointly determined by the Parties, each Party was equally able to influence the content of this Agreement based on its own reasonable interests.

9.	CLAIM ASSIGNMENT AND DEBT TRANSFER

9.1.	Claim Assignment and Debt Transfer

Neither the Guarantor nor the Borrower may assign its rights or transfer the debt under this Agreement and the Guarantee or otherwise dispose of any of its rights and (or) obligations under this Agreement and the Guarantee without the written consent of all Lenders.

9.2.	Transfer of Rights by the Lenders

(a)	The Lender may, without the consent of the Guarantor and the Borrower, assign all or part of its rights (claims) under this Agreement and the Guarantee to any person to whom it has assigned its rights under the Loan Agreement, in accordance with the requirements established by Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders) of the Loan Agreement.

(b)	If the Lender assigns its rights (claims) under Clause (a) above, the Lenders that have wholly or partially assigned the rights (claims) under this Agreement and the Guarantee become beneficiaries under this Agreement and the Guarantee issued hereunder.

(c)	If the Lender assigns its rights (claims) under Clause (a) above, the Guarantor shall, at its own expense, take any actions and sign any documents necessary for the purposes of exercising and protecting the rights of the Lenders as beneficiaries under the Guarantee provided for by this Agreement and the Guarantee issued hereunder. In particular, the Guarantor shall, at its own expense, at the request of the Credit Agent, ensure:

(i)	taking all actions necessary to ensure the validity of this Agreement and the Guarantee issued hereunder; and

(ii)	entering into a new Independent Guarantee Issue Agreement with the Lenders and issuing a new Independent Guarantee on the terms and conditions similar to those of this Agreement and the Guarantee issued hereunder.

9.3.	Debt Transfer

If the Borrower assigns or transfers its debt (in whole or in part) under the Loan Agreement (with the consent of all Lenders) to another person under the terms and conditions provided for in the Loan Agreement or transfers the Borrower’s obligations under the Loan Agreement to another person through a universal succession, the Guarantor hereby expresses its consent to such assignment or transfer of the debt and agrees to be jointly liable with the new borrower in the amount of the Secured Obligations.

10.	APPLICABLE LAW

This Agreement and the rights and obligations of the Parties arising out of this Agreement shall be governed and construed by the laws of the Russian Federation.

11.	DISPUTE SETTLEMENT

(a)	If any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be subject to pre-trial settlement by sending a respective claim by either Party to the other Party. If a Party does not receive an answer to the sent claim and if the dispute is not settled within 10 (ten) Business Days from the date of receipt of the claim by the other Party, such dispute may be referred to court under Sub-Clause (b) below.

(b)	According to the provisions of Sub-Clause (a) above, if any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

12.	COUNTERPARTS

This Agreement has been made in 3 (three) counterparts of equal legal effect, all of which together shall constitute one and the same instrument, one counterpart for each Party.

APPENDIX 1

TERMS OF THE LOAN AGREEMENT

In the Loan Agreement, except where the context otherwise requires: “Auditors” means

(a)	KPMG Joint-Stock Company, Deloitte CIS Holdings Limited, PricewaterhouseCoopers Consulting LLC, or Ernst & Young Global Limited for the financial statements of the Group and its members prepared under IFRS; and

(b)	any company listed in Clause (a) above, Moore Stephens LLC, FinExpertiza LLC, BDO CJSC, FBK LLC, and 2K - Business Consulting CJSC, and any other audit firm approved by the Majority of the Lenders for the financial statements of members of the Group prepared under any Applicable Accounting Standards other than IFRS.

“Affiliate” means a Subsidiary or an Associated Company of such person or a Holding Company of such person or any other Subsidiary or Associated Company of such Holding Company.

“Basel II” means the recommendations contained in the document adopted by the Basel Committee on Banking Supervision in June 2004 “International Convergence of Capital Measurement and Capital Standards: a Revised Framework”.

“Basel III” means:

(a)	the recommendations contained in the documents published by the Basel Committee on Banking Supervision in December 2010: “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer”, as amended;

(b)	such recommendations for global systemically important banks as contained in a document published by the Basel Committee on Banking Supervision in November 2011 “Global systemically important banks: Assessment methodology and the additional loss absorbency requirement. Consultative Document”, as amended; and

(c)	any other documents, explanations or standards published by the Basel Committee on Banking Supervision with respect of Basel III.

“Majority of the Lenders” means:

(a)	in a period up to the Settlement Date, the Lenders whose Loan Limits together amount to 75 (seventy-five) percent or more of the Aggregate Loan Limit;

(b)	if there is no Outstanding Loan and the Aggregate Loan Limit has been reduced to zero, the Lenders whose Loan Limits together amount to 75 (seventy-five) percent or more of the Aggregate Loan Limit immediately prior to the date of such reduction; or

(c)	in any other period of time, the Lenders whose participation in the Outstanding Loan, their Unused Loan Limit and the Amount to be provided together amount to 75 (seventy-five) percent or more of the total amount of the Outstanding Loan, the Aggregate Unused Loan Limit and the Amount to be granted by all Lenders.

“Revenue” means, in relation to any Debtor, the revenue of such Debtor determined under the financial statements prepared pursuant to the Applicable Accounting Standards and provided under Article 17.1 (Financial Statements).

“Guarantor” means each of HeadHunter FSU, Zemenik Trading, and Headhunter, and each Additional Guarantor.

Contracting State to a Double Taxation Agreement

means a state that has entered into the Double Taxation Agreement with the Russian Federation.

“Civil Code” means the Civil Code of the Russian Federation.

“Group” means, for the purposes of this Agreement, Zemenik Trading, as well as the Subsidiaries of Zemenik Trading whose financial statements are consolidated with the financial statements of Zemenik Trading under IFRS in the relevant period of time.

“Disbursement Date” means every date on which the Credit Agent transfers the Loan or its part specified in the Disbursement Request to the account of the Borrower.

“Date of the Final Redemption of Tranche A and Tranche B” means a date coming in 1,824 (one thousand eight hundred and twenty-four) calendar days from the date of this Agreement.

“Date of the Final Redemption of Tranche C and Tranche D” means a date coming in 1,825 (one thousand eight hundred and twenty-five) calendar days from the date of Amendment Agreement No. 3.

“Interest Payment Date” means March 31, June 30, September 30 and December 31 of each year; and if the relevant day is not a Business Day, “Interest Payment Date” means the Business Day preceding a day specified above.

“Cash” has the meaning specified for this term in IFRS. “Pledge Agreement” means each of the following contracts:

(a)	the Borrower’s Pledge Agreement;

(b)	the Headhunter’s Pledge Agreement;

(c)	the Headhunter FSU’s Pledge Agreement;

(d)	the Zemenik Trading’s Pledge Agreement;

(e)	each Supplementary Pledge Agreement.

“Borrower’s Pledge Agreement” means an agreement of pledge of a participatory interest in the authorized capital of the Borrower governed by the Russian law, executed between the Lenders and Zemenik Trading to ensure performance of the Borrower’s obligations hereunder.

“Headhunter’s Pledge Agreement” means an agreement of pledge of a participatory interest in the authorized capital of the Headhunter governed by the Russian law, executed between the Lenders and Headhunter FSU to ensure performance of the Borrower’s obligations hereunder.

“Headhunter FSU’s Pledge Agreement” means an agreement of pledge of shares in Headhunter FSU governed by the Cyprus law, executed between the Lenders and the Borrower to ensure performance of the Borrower’s obligations hereunder.

“Zemenik Trading’s Pledge Agreement” means each agreement of pledge of shares in Zemenik Trading governed by the Cyprus law, executed between the Lenders, Highworld and ELQ Investors VIII to ensure performance of the Borrower’s obligations hereunder.

“Sale and Purchase Agreement 1” means an agreement of sale and purchase of 100 (one hundred) shares in the authorized capital of HeadHunter FSU executed between the Seller as the seller and Zemenik Trading as the buyer on February 24, 2016.

“Sale and Purchase Agreement 2” means an agreement of sale and purchase of 50 (fifty) percent minus one share in the authorized capital of HeadHunter FSU executed between Zemenik Trading as the seller and the Borrower as the buyer and providing for payment through such accounts of parties to Sale and Purchase Agreement 2 as opened with the Credit Agent, RCB Bank Ltd. (Cyprus) or with any banks affiliated to the Credit Agent.

“Double Taxation Agreement” means a double taxation agreement between a foreign state and the Russian Federation which provides for a full or partial exemption from payment of income tax in the Russian Federation for such income as paid to foreign organizations and provided for in this Agreement.

“Security Agreement” means:

(a)	each Pledge Agreement;

(b)	each Independent Guarantee; and

(c)	each Supplementary Guarantee.

“Lender’s Assignment Agreement” means an agreement made primarily in the form of Appendix 4 (Form of the Lender’s Assignment Agreement) or in any other form by virtue of which the Existing Lender (as defined in Article 22 (Substitution of Parties) assigns its rights and (or) transfers its obligations under this Agreement to the New Lender (as defined in Article 22 (Substitution of Parties)).

“Document Related to the Reorganization” has the meaning specified in Amendment Agreement No. 2.

“Equity Instruments of the Group” means shares or participatory interests in the authorized capital of any member of the Group, as well as options or other instruments securing the right of their owner to acquire or receive shares or participatory interests in the authorized capital of any member of the Group.

“Debtor” means the Borrower and each Guarantor.

“Highworld’s Dollar Loan” means a loan of USD 27,031,978 granted under a loan agreement between Zemenik Trading (as the borrower) and Highworld (as the lender) on February 24, 2016.

“Supplementary Guarantee” has the meaning specified in Article 18.5 (Provision of Supplementary Guarantees).

“Additional Guarantor” has the meaning specified in Article 18.5 (Provision of Supplementary Guarantees).

“Supplementary Pledge Agreement” has the meaning specified in Article 18.5 (Provision of Supplementary Guarantees).

“Subsidiary” means any legal entity, if another (parent) company or partnership:

(a)	owns the majority of voting rights in such legal entity; or

(b)	has an equity participation and may appoint or dismiss the majority of members of the executive body of such legal entity; or

(c)	is entitled to exert a dominant influence on such legal entity by virtue of the provisions contained in the constituent documents of such legal entity or in a management agreement; or

(d)	is a member (shareholder) of such legal entity and independently or jointly (with other members) controls the majority of votes in this legal entity; or

(e)	controls such legal entity,

including any legal entity whose authorized capital shares or participatory interests are subject to the Encumbrance, and the ownership of such encumbered shares or participatory interests is registered by virtue of such Encumbrance in favor of the secured party or a nominee acting in favor of such party.

“Associated Company” means any legal entity in which the first legal entity owns 20 (twenty) percent or more (but not more than 50 (fifty) percent) of the authorized capital.

“Representations of Circumstances” means the representations of the Borrower in Article 16 (Representations of Circumstances).

“Bankruptcy Law” means Federal Law of the Russian Federation No. 127- dated October 26, 2002, “On Insolvency (Bankruptcy)”.

“Law on Credit Histories” means Federal Law of the Russian Federation No. 218- dated December 30, 2004, “On Credit Histories”.

“Law on Regulated Procurement” means Federal Law of the Russian Federation No. 223- dated July 18, 2011, “On Procurement of Goods, Works, Services by Separate Types of Legal Entities”

“Pledgor” means the Borrower, HeadHunter FSU, Zemenik Trading, Highworld, and ELQ Investors VIII, as well as each pledgor under each Supplementary Pledge Agreement.

“Disbursement Request” means such request of the Borrower for disbursement of the Loan as prepared in general in the form of Appendix 3 (Form of the Disbursement Request).

“Intellectual Property” means the Trademarks of the Debtors, domain names (including the Websites of the Debtors) registered in the name of Group’s members, a database and other intellectual property, the rights to which belong to Group’s members specified in Appendix 8 (Intellectual Property), and similar significant intellectual property owned by the Additional Guarantors (if such Additional Guarantors are not the Debtors at the date of this Agreement).

“Exceptional Income or Expenses” means any income or expenses arising out of extraordinary circumstances of the Debtor’s business and recognized as such by a resolution of the Majority of the Lenders.

“Key Rate” means

(a)	with respect to each Interest Period, a key rate established by the Central Bank of the Russian Federation and effective as of each day of the Interest Period; and

(b)	with respect to any other period, a key rate established by the Central Bank of the Russian Federation effective as of each day of such period and determined daily based on the data on the website of the Central Bank of the Russian Federation on the Internet at www.cbr.ru or, if changed, on any other official website of the Central Bank of the Russian Federation. If the Central Bank of the Russian Federation abolishes or ceases to use a key rate and if it is needed to determine pricing conditions for provision of financing to credit institutions of the Russian Federation, the Key Rate shall be a similar rate established by the Central Bank of the Russian Federation for pricing of refinancing through repo transactions and (or) against non-market assets.

“Consolidated Net Debt” has the meaning specified in Article 18.7 (Definitions).

“Consolidated EBIT” means such Group’s consolidated profit before tax for the Settlement Period as adjusted taking into account termination of transactions occurring during the Settlement Period:

(a)	before deduction of any amounts related to financial expenses;

(b)	without taking into account any amounts related to the interest to be received by any member of the Group;

(c)	after deducting profits or adding losses of any member of the Group relating to non-controlling participatory interests;

(d)	without taking into account positive or negative unrealized exchange rate differences;

(e)	without taking into account gains or losses arising out of a revaluation of any asset or a decrease in the carrying amount of any asset when it is disposed of by any member of the Group;

(f)	without taking into account an expected return on the assets of a pension plan;

(g)	without taking into account any non-monetary gains or losses from the Incentive Plans Based on the Group’s Equity Instruments;

(h)	exclusively for the Settlement Periods ending on June 30, 2016, December 31, 2016, and June 30, 2017, without taking into account the Transaction Costs.

“Consolidated EBITDA” means such Consolidated EBIT for the Settlement Period as adjusted by adding the following amounts, provided that these amounts were not taken into account when calculating EBIT:

(a)	any amounts related to depreciation and impairment of fixed assets;

(b)	any amounts related to impairment of goodwill;

(c)	any amounts related to depreciation and impairment of other non-fixed assets;

(d)	for the purpose of determining the financial indicators specified in Clause (a) of Article 9.2 (Margin Adjustment), advertising costs incurred in 2016 in an amount of up to RUB 200,000,000.

“Confidential Information” means any such information (including personal data) in any form (including oral information, and any documents and information recorded or stored as electronic files or on any other media) on any Debtor, Pledgor or member of the Group, the Financial Documents, or the Loan which becomes known to a Party to the Financing or which is obtained by any person intending to become a Party to the Financing, from:

(a)	any member of the Group or its adviser; or

(b)	another Party to the Financing or its adviser if the information has been received by such a Party to the Financing from any member of the Group or its adviser,

except for any information that:

(i)	is or becomes available to an unrestricted circle of persons other than as a result of a violation of the terms and conditions of Article 28 (Confidentiality) by a Party to the Financing; or

(ii)	was known to a Party to the Financing prior to a date of disclosure to it or its adviser of such information or has been legally received by a Party to the Financing or its adviser after such date from a source, to the knowledge of such Party to the Financing, not associated with the Group, and that in any case, to the knowledge of such Party to the Financing, was not obtained due to breach of a confidentiality obligation.

“Loan” means funds within the Aggregate Loan Limit granted by the Lenders to the Borrower under this Agreement as Tranche A, Tranche B, Tranche C, and Tranche D.

“Lender” means

(a)	any Original Lender; and (or)

(b)	any banks or other credit or other organizations (except for any person belonging to the Borrower’s Group) which acquire the rights of claim to the Borrower and (or) the obligation to grant the Loan under the provisions of Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders) and the current laws.

“Loan Limit” means an amount of money:

(a)	with respect to the Original Lender, which the Original Lender shall grant the Borrower as a loan within Tranche A, Tranche B, Tranche C, and Tranche D under the terms and conditions of this Agreement and specified in the table in Appendix 1 (List of Original Lenders and Loan Limits); and

(b)	with respect to any other Lender, which such Lender shall grant the Borrower by virtue of an Original Lender’s transfer to it of the obligation to grant the Loan to the Borrower and which may be changed under the terms and conditions hereof.

“Margin” means:

(a)	3.7 (three point seven) percent per annum for any Interest Period starting before the date of Amendment Agreement No. 3; or

(b)	2.0 (two) percent per annum

(i)	for any Interest Period starting from the date of Amendment Agreement No. 3 or thereafter; or

(ii)	2.5 (two point five) percent per annum in any cases specified in Article 9.2 (Margin Adjustment).

“Intercreditor Agreement” means the Subordination Agreement executed on or about the date of this Agreement between the Borrower, Zemenik Trading, HeadHunter FSU, Headhunter and the Lenders on the priority of claims of the lenders.

“IFRS” means the international accounting standards referred to in Regulation No. 1606/2002 adopted by the European Parliament and the Council of Europe on July 19, 2002, insofar as applicable to respective financial statements.

“Tax” means any tax, levy, duty or other charge or withholding of a similar nature (including any fines and penalties due in case of failure to pay or untimely payment of any of the foregoing) established by the applicable laws.

“Tax Refund” means exemption from payment of the Tax (application of a reduced tax rate or of a tax refund) granted outside the Russian Federation in respect of any Tax relating to payments under the Financial Documents.

“Tax Deduction” means withholding from any payment under the Financial Document of an amount of any tax or levy, including, but not limited to, a value-added tax and income tax levied on a source, as well as any similar taxes that may replace or supplement existing taxes under the applicable laws, in the amount and within the terms provided for by law.

“Tax Payment” means an increase in the amount of payment made by the Debtor to a Party to the Financing under Article 12.1 (Reimbursement of Tax Deduction Costs), or making a payment by the Debtor to a Party to the Financing under 12.2 (Reimbursement of Tax-Related Costs).

“Independent Guarantee” means each independent guarantee issued by Headhunter, HeadHunter FSU, and Zemenik Trading in favor of the Lenders.

“Default” means:

(a)	the Event of Default; or

(b)	an event or circumstance specified in Article 21 (Events of Default) which shall hereunder become the Event of Default if (1) any period established by this Agreement for elimination of any violation expires, (2) any notice is sent, or (3) a respective resolution under the Financial Documents is adopted.

“Unused Loan Limit” means the Loan Limit for each individual Lender minus:

(a)	a cash amount already provided to the Borrower by this Lender, and

(b)	the Amount to be Granted by this Lender.

“Outstanding Loan” means, at any time, cash provided to the Borrower as a loan under this Agreement and not returned to the Lenders.

“Encumbrance” means a mortgage, pledge, lien, pawn, assignment, the right to debit funds from an account with the acceptance of a payer given in advance or a similar write-off right or another encumbrance created to ensure performance of any person’s obligations or any other agreement concluded to ensure the performance of obligations.

“Original Financial Statements” means:

(a)	the audited financial statements of Zemenik Trading for the year 2015;
(b)	the annual statements of Headhunter for the year 2015 prepared under RAS; and

(c)	the management statements of HeadHunter FSU as of December 31, 2015, prepared under the accounting policy of the Group for management accounting.

“Loan Disbursement Period” means the Disbursement Period of Tranche A, the Disbursement Period of Tranche B, or the Disbursement Period of Tranche C and Tranche D.

“Disbursement Period of Tranche A” means a period from the date of this Agreement (inclusive) to the date (inclusive) occurring 45 (forty-five) days from the date of this Agreement.

“Disbursement Period of Tranche B” means a period from the date of this Agreement (inclusive) to the date (inclusive) occurring 730 (seven hundred and thirty) days from the date of this Agreement.

“Disbursement Period of Tranche C and Tranche D” means a period from the date of Amendment Agreement No.3 (inclusive) to the date (inclusive) occurring 180 (one hundred and eighty) days from the date of Amendment Agreement No.3.

“Incentive Plan Based on the Group’s Equity Instruments” means an agreement providing for the receipt of the following by employees (or former employees) of the Group and (or) owners of shares and (or) participatory interests of any member of the Group:

(a)	consideration by provision of the Group’s Equity Instruments; or

(b)	consideration by cash payments or provision of other assets, provided that an amount of this consideration is determined on the basis of and (or) depends on the value of the Group’s Equity Instruments.

“Sanctioned Person” has the meaning specified in Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders).

“Debt Ratio” has the meaning specified in Article 18.2 (Debt Ratio).

“Percentage Covering” has the meaning specified in Article 18.3 (Percentage Covering).

“EBITDA” means the EBITDA of any member of the Group that is determined as of the last reporting date:

(a)	as of the end of a fiscal year or a fiscal half a year, in accordance with such Group’s financial statements for the relevant fiscal year or fiscal half a year (respectively) as prepared in accordance with IFRS and provided to the Credit Agent under Clause (a) or (b) of Article 17.1 (Financial Statements); or

(b)	as of the end of the first or third financial quarter, based on such respective management statements of the Group as provided to the Credit Agent under Clause (c) of Article 17.1 (Financial Statements).

“Acceptable Lender” means the Lender that is:

(a)	a Russian legal entity, or

(b)	a resident of the Contracting State to the Double Taxation Agreement, provided that the status of such Lender shall, at the request of the Debtor, be proved by a copy of a document issued by a competent tax authority of the Contracting State to the Double Taxation Agreement and certifying that the Lender is a taxable resident of this Contracting State to the Double Taxation Agreement; such copy shall be translated into Russian.

“Applicable Reporting Standards” means financial reporting standards applicable to any Debtor.

“Seller” means Mail.ru Group LTD, a limited liability company incorporated under the laws of the British Virgin Islands, registration number 655058, located at: 28 Oktovriou, 232, Oceanic Building, office 501, 3035 Limassol, Cyprus

“Proportional Share” means

(a)	for the purposes of determination of the extent of the Lender’s participation in granting of the Loan against any Disbursement Request, the ratio between the Unused Loan Limit of such Lender and the Aggregate Unused Loan Limit.

(b)	for any other purposes:

(i)	in the absence of the Outstanding Loan, the ratio between the Loan Limit of a separate Lender and the Aggregate Loan Limit, or

(ii)	in case of the Outstanding Loan, the ratio between the Outstanding Loan granted to the Borrower by a separate Lender, together with the Amount to be Granted by this Lender, and the Outstanding Loan granted to the Borrower by all Lenders, together with the Amount to be Granted by all Lenders.

“Interest Period” means, in respect of the Outstanding Loan, each period during which interest is accrued under Article 10 (Interest Periods) and, in respect of any overdue amount, each period determined under Article 9.4 (Penalty).

“Business Day” means any day on which banks are open to conduct ordinary banking operations in Moscow and Nicosia; except for Clause 4.2 (b) of Article 4.2 (Submission of Disbursement Requests) and Clause 8.3 (a) of Article 8.3 (Voluntary Early Repayment of the Outstanding Loan), for which the Business Day will be any day on which banks are open for ordinary banking operations in Moscow.

“Permitted Reorganization” means a full or partial transfer of business, including contracts, assets and clients, from Headhunter to the Borrower, as well as a transfer of ownership to participatory interests in Headhunter from Headhunter FSU to the Borrower in any legal procedure not contradicting to the applicable laws, provided that:

(a)	such actions result in no risk of termination or contestation of the Security Agreements;

(b)	transfer of title to such participatory interests and shares, respectively, takes place taking into account the existing pledge in favor of the Lenders;

(c)	all agreements and other documents necessary for transfer of title to such participatory interests in Headhunter from Headhunter FSU to the Borrower are agreed with the Credit Agent in advance;

(d)	the composition of the Borrower’s members does not change; and

(e)	any documents and information related to these actions are provided within 5 (five) Business Days after the receipt of a reasonable request of the Credit Agent.

“Permitted Financial Indebtedness” means the Financial Indebtedness:

(a)	arising under the terms and conditions of the Financial Documents or authorized by the Financial Documents;

(b)	of a member of the Group that exists on the date of this Agreement, as specified in Appendix 7 (Existing Financial Indebtedness);

(c)	of members of the Group, for which the procedure and priority of claims are regulated by the Intercreditor Agreement;

(d)	of Zemenik Trading to its shareholders, for which the procedure and priority of claims are regulated by the Intercreditor Agreement;

(e)	of Zemenik Trading within the loans from Highworld and ELQ Investors granted on April 27, 2016, in an amount not exceeding in aggregate RUB 4,000,000,000 (four billion Rubles) for the purposes of payment of a purchase price by Zemenik Trading to the Seller for 100 (one hundred) percent of shares in the authorized capital of Headhunter FSU under Sale and Purchase Agreement 1;

(f)	of the Borrower to any Guarantor;

(g)	of the Guarantor to another Guarantor or the Borrower; and

(h)	of Group’s members to third parties for loans and borrowings in a total amount not exceeding 10 (ten) percent of the Consolidated EBITDA.

“Permitted Disbursements” means:

(a)	any payments made by a member of the Group to the Borrower or the Guarantor;

(b)	any payments made by any Debtor to another Debtor;

(c)	payment of an allocated profit by any member of the Group to Zemenik Trading’s shareholders (inter alia, as the Permitted Redemption), subject to the requirements of Article 19.12 (Payment of Dividends and Redemption of Shares / Participatory Interests);

(d)	payment to another member of the Group or Zemenik Trading’s shareholders, of funds received by any member of the Group from sale of shares / participatory interests in another member of the Group that is not the Debtor, provided that after such payment the Debt Ratio does not change (subject to the provisions of Clause (e) of Article 19.3 (Asset Disposal));

(e)	payment of funds by a member of the Group to another member of the Group in an amount not exceeding RUB 300,000,000 within three months from the Disbursement Date of Tranche A, as well as a subsequent payment of such funds by Zemenik Trading to Zemenik Trading’s shareholders;

(f)	making payments by Zemenik Trading to the Seller under Sale and Purchase Agreement 1 in an amount not exceeding RUB 5,000,000,000 (five billion Rubles) within three months from the date hereof; and

(g)	making the following payments by Zemenik Trading within 5 (five) Business Days after the Disbursement Date of Tranche A:

(i)	payment to Highworld for repayment of the Highworld’s Dollar Loan;

(ii)	payment to Highworld for repayment of the Highworld’s loan granted on April 27, 2016, the funds of which were sent to Zemenik Trading (or according to instructions of and on behalf of Zemenik Trading) for payment to the Seller of a part of the purchase price for 100 (one hundred) percent shares in the authorized capital of Headhunter FSU under Sale and Purchase Agreement 1; and

(iii)	payment to ELQ Investors for repayment of the ELQ Investors’ loan granted on April 27, 2016, the funds of which were sent to Zemenik Trading (or according to instructions of and on behalf of Zemenik Trading) for payment to the Seller of a part of the purchase price for 100 (one hundred) percent shares in the authorized capital of Headhunter FSU under Sale and Purchase Agreement 1.

(h)	making the following payments within 5 (five) Business Days after the Disbursement Date of Tranche B:

(i)	payment of an amount (not exceeding the amount of Tranche B) by the Borrower to Zemenik Trading under Sale and Purchase Agreement 2; and

(ii)	payment of an amount received from the Borrower under Sale and Purchase Agreement 2, to ELQ Investors and Highworld for repayment of loans granted by ELQ Investors and Highworld to Zemenik Trading prior to the date of this Agreement; and

(iii)	payment of any fees binding by virtue of the applicable laws, to any shareholders not being members of the Group or members of legal entities being members of the Group if such shareholder or member withdraws from the legal entity, provided that no such payments as specified in Clauses (a)-(i) of this definition result in any negative net assets of a person making such payments.

“Permitted Redemption” means a Group member’s repurchase of its own shares or participatory interests in the authorized capital of such member of the Group, provided that:

(a)	if such participatory interests or shares are a subject-matter of the Pledge Agreement, such participatory interests or shares will continue to be pledged, regardless of the repurchase;

(b)	such member of the Group complies with all applicable legal requirements for such redemption, including requirements for the amount of the authorized capital of such member of the Group; and

(c)	repurchased shares or participatory interests are to be repaid within a period established by the applicable laws.

“Permitted Loan” means any loans:

(a)	granted by members of the Group prior to the date of this Agreement and listed in Appendix 11 (List of Existing Loans);

(b)	granted by any Debtor to another Debtor;

(c)	granted by any member of the Group to the Debtor under loan agreements, for which the procedure and priority of claims are regulated by the Intercreditor Agreement;

(d)	granted by any member of the Group which is not the Debtor, to another member of the Group which is not the Debtor;

(e)	granted in aggregate by any member of the Group to third parties in a total principal amount not exceeding 5 (five) percent of the Consolidated EBITDA at any time; and

(f)	granted by the shareholders of Zemenik Trading on April 27, 2016, in an aggregate amount not exceeding RUB 4,000,000,000 (four billion Rubles), which funds were transferred to Zemenik Trading (or according to instructions of and on behalf of Zemenik Trading) for payment to the Seller of a part of the purchase price for 100 (one hundred) percent of shares in the authorized capital of Headhunter FSU under Sale and Purchase Agreement 1.

“Transaction Costs” means such amount of expenses for legal advisers and due diligence as incurred in relation to a transaction under Sale and Purchase Agreement 1 in an amount of RUB 45,605,039 (from which RUB 36,281,344 was granted in the first half a year in 2016 and RUB 9,323,695 in the second half a year in 2016).

“Settlement Date” means the end date of the Settlement Period.

“Settlement Period” means, for the purposes of calculating the financial indicators set out in Article 18 (Financial Indicator Compliance Obligation), any period of 12 (twelve) months ending on the last day of a Group’s fiscal half a year or on the last day of a Group’s fiscal year.

“Resolution” has the meaning given to this term in Article 23.1 (Resolutions of the Majority of the Lenders).

“RAS” means accounting rules in accordance with the Russian laws.

“Ruble”, “RUB” means a legal tender of the Russian Federation.

“Websites of the Debtors” means Internet websites owned by the Debtors and listed in Appendix 8 (Intellectual Property).

“Event of Default” means any event or circumstance specified in Article 21 (Events of Default).

“Aggregate Loan Limit” means a total amount of all Lenders’ Loan Limits of RUB 7,000,000,000 (seven billion Rubles) as of the date of Amendment Agreement 3.

“Aggregate Unused Loan Limit” means an aggregate amount of the Unused Loan Limits of all Lenders.

“Amendment Agreement No. 2” means Amendment Agreement No. 2 hereto dated June 28, 2017.

“Amendment Agreement No. 3” means Amendment Agreement No. 3 hereto dated October 5, 2017.

“Supplementary Guarantee Issue Agreement” has the meaning specified in Article 18.5 (Provision of Supplementary Guarantees).

“Independent Guarantee Issue Agreement” means each independent guarantee issue agreement between the Borrower, the Lenders and a respective Guarantor for provision of the Independent Guarantee.

“Party” means a party hereto.

“Party to the Financing” means each Lender, Credit Agent and Organizer.

“Amount to be Granted” means a cash amount to be granted by any Lender or Lenders on the Disbursement Date specified in the Disbursement Request submitted by the Borrower.

“Material Negative Impact” means a significant adverse effect that, in the opinion of the Majority of the Lenders, is possible on:

(a)	the financial condition of the Group in general;

(b)	the ability of the Debtors to fulfill their obligations under any Financial Document;

(c)	the validity or priority of the security that is, or should be, granted under any Financial Document or the possibility of enforcement of such collateral; or

(d)	the validity of the Financial Documents or the possibility of exercising such rights of the Parties to the Financing as provided by each respective Financial Document.

“Significant Member of the Group” means any Debtor or any member of the Group whose EBITDA, assets and revenues, determined on the basis of such consolidated financial statements of the Group as of the last reporting date as prepared in accordance with IFRS and submitted to the Credit Agent under Clause (a) or (b) of Article 17.1 (Financial Statements), exceed 2.5 (two point five) percent of the Group’s similar consolidated indicators determined on the basis of the same financial statements.

“Existing Business Contracts” means the following agreements on lease of the Headhunter office in Moscow between Headhunter as the lessee and Kalibr LLC as the lessor:

(a)	Lease Agreement No. 3706 dated March 1, 2013;

(b)	Lease Agreement No. 4480 dated September 16, 2015; and

(c)	Lease Agreement No. 4735 dated May 4, 2016.

“Group Structure Scheme” means the structure of the Group attached as Appendix 9 (Group Structure Scheme) or (if the Borrower provided the Credit Agent with a new scheme of the Group structure after the date of this Agreement) the structure of the Group submitted by the Borrower to the Credit Agent at the latest date.

“Credit Agent’s Account” means the account whose details the Credit Agent reports to the Parties to the Financing.

“Technical Failure” means:

(a)	such a significant malfunction (as occurred for reasons beyond the control of any of the Parties) in those payment systems or communication systems or in those financial markets whose operation in each case is necessary for making payments (or other transactions to be performed) in accordance with the transactions provided for by the Financial Documents; or

(b)	occurrence of any other event that entails such a (technical or systemic) failure in the cash or settlement transactions of any Party which prevents this or any other Party from:

(i)	fulfillment of its payment obligations under the Financial Documents; or

(ii)	communication with other Parties under the Financial Documents and that was not caused by a Party whose operations were disrupted and which occurred for any reasons beyond the control of that Party.

“Trademarks of the Debtors” means any trademarks registered by the Debtors and the Additional Guarantors and specified in Appendix 8 (Intellectual Property).

“Tranche” means Tranche A, Tranche B, Tranche C, or Tranche D.

“Tranche A” means a part of the Loan granted to the Borrower under the terms and conditions hereof in an amount of RUB 4,000,000,000 (four billion Rubles).

“Tranche B” means a part of the Loan granted to the Borrower under the terms and conditions hereof in an amount of RUB 1,000,000,000 (one billion Rubles).

“Tranche C” means a part of the Loan granted to the Borrower under the terms and conditions hereof in an amount of RUB 1,000,000,000 (one billion Rubles).

“Tranche D” means a part of the Loan granted to the Borrower under the terms and conditions hereof in an amount of RUB 1,000,000,000 (one billion Rubles).

“Financial Indebtedness” means any indebtedness resulting from:

(a)	receiving cash as a loan;

(b)	obtaining a commodity loan, a commercial loan for a period of more than 30 (thirty) days, or issuing an uncovered letter of credit if such debt is classified as a “financial indebtedness” in accordance with IFRS;

(c)	issuing bonds, notes and any other debt instruments;

(d)	concluding a financial lease agreement;

(e)	making transactions with derivative financial instruments in order to get protection against or benefit from fluctuations in any exchange rates, interest rates or prices, and the amount of the transaction with such derivative financial instruments shall be calculated on the basis of market indicators at each time;

(f)	making repo transactions or any other transaction that is a borrowing in accordance with IFRS;

(g)	assuming the obligation to recover losses or expenses incurred by persons not belonging to the Group;

(h)	entering into the Incentive Plans Based on the Group’s Equity Instruments; or

(i)	making transactions providing for the assumption of any obligations: (A) of suretyship or guarantee for performance of any obligations by any persons not belonging to the Group; or (B) of reimbursement to a guarantor, surety under suretyship for any amounts under the guarantee, suretyship; or (C) of liability with respect to the right of subrogation claims against any purchaser of a traded or discounted receivable, or any other obligation having the economic nature of borrowing in accordance with IFRS. In each case no double counting shall apply.

“Financial Document” means:

(a)	this Agreement;

(b)	each Security Agreement;

(c)	each Independent Guarantee Issue Agreement;

(d)	each Supplementary Guarantee Issue Agreement;

(e)	the Intercreditor Agreement;

(f)	each Lender’s Assignment Agreement;

(g)	each Disbursement Request;

(h)	any other document which the Credit Agent and the Borrower have agreed in writing to consider as the Financial Document; or

(i)	each Document Related to the Reorganization.

“Holding Company” means, in relation to a legal entity, any other legal entity for which the first legal entity is the Subsidiary.

“Headhunter” means Headhunter Limited Liability Company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1067761906805, located at: 9, Godovikova St., bld. 10, Moscow, the Russian Federation.

“Cash Equivalent” has the meaning specified for this term in IFRS.

“ELQ Investors” means ELQ Investors II Ltd, a limited liability company incorporated under the laws of England and Wales, registration number 06375035, registered at the address: Peterborough Court, 133 Fleet Street, London EC4A 2BB, United Kingdom.

“ELQ Investors VIII” means ELQ Investors VIII Ltd, a limited liability company incorporated under the laws of England and Wales, registration number 9182214, registered at the address: Peterborough Court, 133 Fleet Street, London EC4A 2BB, United Kingdom.

“HeadHunter FSU” means HeadHunter FSU Limited, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 178226, registered at the address: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus.

“Highworld” means Highworld Investments Limited, a limited liability company incorporated under the laws of the British Virgin Islands, registration number 1802016, registered at the address: Trident Chambers, P.O. Box 146, Road Town, Tortola, BVI).

“Zemenik Trading” means Zemenik Trading Limited, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 332806, registered at the address: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus.

Any reference to a Sub-Clause, Clause, Article or Appendix in the above terms of the Loan Agreement shall be interpreted as a reference to the said Sub-Clause, Clause, Article of the Loan Agreement or the Appendix thereto, unless otherwise expressly stated in the text of the Loan Agreement.

SIGNATURES OF THE PARTIES

Guarantor

HEADHUNTER LIMITED LIABILITY COMPANY

Signature:	/signature/

Full name:	Mikhail Alexandrovich Zhukov

Position:	General Director

Seal: [HEADHUNTER LIMITED LIABILITY COMPANY, INN (Taxpayer Identification Number) 7718620740 hh]

Borrower

ZEMENIK LIMITED LIABILITY COMPANY

Signature:	/signature/

Full name:	Karen Eduardovich Agayan

Position:	General Director

Seal:

[INN (Taxpayer Identification Number) 7714373561

LIMITED LIABILITY COMPANY

Primary State Registration Number (OGRN) 1167746153860

MOSCOW

Zemenik]

Original Lender

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

Signature:	/signature/

Full name:	Vitaly Nikolaevich Buzoverya

Position:	Attorney-in-Fact

EXECUTION COPY

THIS AMENDMENT No. 1 to the Independent Guarantee dated May 16, 2016, (the “Amendment”) was made on October 5, 2017, by

(1)	HEADHUNTER LIMITED LIABILITY COMPANY, a limited liability company incorporated under the laws of the Russian Federation, registration number1067761906805, located at: 9, Godovikova St., bld. 10, Moscow, the Russian Federation, as the guarantor under the Guarantee and the Independent Guarantee Issue Agreement (the “Guarantor”)

TO THE INDEPENDENT GUARANTEE GRANTED BY THE GUARANTOR:

(2)	to BANK VTB (PUBLIC JOINT-STOCK COMPANY), a public joint-stock company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, with its office at the address: 29, Bolshaya Morskaya St., Saint Petersburg, Russia, 190000, as the beneficiary under the Guarantee and the Independent Guarantee Issue Agreement (the “Original Lender” and the “Credit Agent”).

PREAMBLE

(A)	The Original Lender as a credit agent, organizer and original lender and the Borrower as a borrower have entered into the Syndicated Loan Agreement dated May 16, 2016, (the “Loan Agreement”) as amended by Amendment Agreement No. 1 dated December 14, 2016, Amendment Agreement No. 2 dated June 28, 2017, and Amendment Agreement No. 3 dated October 5, 2017, (hereinafter referred to as “Amendment Agreement No. 3”) by which the Lender and the Borrower agreed to amend the Loan Agreement, inter alia, to increase a loan amount up to RUB 7,000,000,000 (seven billion Rubles).

(B)	The Guarantor, the Borrower and the Original Lender entered into the Independent Guarantee Issue Agreement dated May 16, 2016, (the “Independent Guarantee Issue Agreement”), and the Guarantor issued an independent guarantee dated May 16, 2016, (the “Guarantee”) in favor of the Original Lender under the Guarantee Issue Agreement to ensure performance of the Borrower’s obligations under the Loan Agreement.

(C)	The Guarantor hereby confirms that it is aware of all the terms and conditions of the Loan Agreement as amended by Amendment Agreement No. 3 and does not have the right to invoke the fact that it was not aware of such terms and conditions.

(D)	The Parties entered into an agreement to make amendments No. 1 to the Independent Guarantee Issue Agreement dated October 5, 2017, under which the Guarantor undertakes to amend the Guarantee as specified in this Amendment to ensure the fulfillment of the Borrower’s obligations under the Loan Agreement as amended by Amendment Agreement No. 3.

IN VIEW OF THE FOREGOING, taking into account the provisions of Article 371 of the Civil Code, the Guarantor hereby makes the following amendments to the Guarantee:

1.	DEFINITIONS

1.1.	Terms

In this Amendment:

“Revised Guarantee” means the Guarantee as amended by this Amendment in the form of Appendix 1 (Revised Guarantee).

“Amendment Agreement No. 3” has the meaning specified in Clause (A) of the Preamble.

“Party” means the Guarantor or the Original Lender (or the Credit Agent after accession of rights (claims) under the Independent Guarantee Issue Agreement and this Guarantee under Article 5.2 (Transfer of Rights by the Lenders) of the Guarantee).

1.2.	Embedded Terms

Unless the context requires otherwise, any capitalized terms used in the Loan Agreement which are not defined herein have the same meaning as in the Loan Agreement as they are specified in Appendix 1 (Terms of the Loan Agreement) of the Independent Guarantee Issue Agreement.

1.3.	Purpose

This Amendment is a Financial Document.

2.	AMENDMENTS

The Guarantor confirms that, since the date of this Amendment, the Guarantee shall be read in the wording of Appendix 1 (Revised Guarantee) and the rights and obligations of the Parties under the Guarantee from the date of this Amendment shall be regulated and construed under the terms and conditions of the Revised Guarantee.

3.	LIMITATIONS

(a)	In order to comply with the provisions of Article 371 of the Civil Code, the Guarantee shall be deemed amended in accordance with this Amendment only if the Guarantor obtains the consent of the Original Lender to make amendments in accordance with this Amendment.

(b)	Any amendments to the Guarantee hereunder shall be limited to the amendments specified in Article 2 (Amendments). No other provisions of the Guarantee (except for those specified in Article 2 (Amendments)) shall be amended hereby.

(c)	This Amendment does not relieve the Guarantor of any obligations under the Guarantee.

4.	APPLICABLE LAW

This Amendment, as well as the rights and obligations of the Parties arising out of this Amendment, shall be governed and construed by the laws of the Russian Federation.

5.	DISPUTE SETTLEMENT

(a)	If any dispute, inter alia, concerning their provisions, existence, validity or termination, arises in connection with this Amendment, such dispute shall be subject to pre-trial settlement by sending a respective claim by either Party to the other Party. If a Party does not receive an answer to the sent claim and if the dispute is not settled within 10 (ten) Business Days from the date of receipt of the claim by the other Party, such dispute may be referred to court under Sub-Clause (b) below.

(b)	According to the provisions of Sub-Clause (a) above, if any dispute arises in connection with this Amendment, including, but not limited to, any dispute concerning their provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

6.	EXECUTION

This Amendment shall be signed in four original counterparts of equal legal effect, all of which together shall constitute one and the same instrument.

This Amendment has been executed on the date indicated on the first page herein.

APPENDIX 1

REVISED GUARANTEE

INDEPENDENT GUARANTEE (the “Guarantee”)

Date of issue of this Guarantee: May 16, 2016

(as amended by amendments No. 1 dated October 5, 2017)

THIS GUARANTEE IS ISSUED BY:

HEADHUNTER LIMITED LIABILITY COMPANY, incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1067761906805, with its office at the address: 9, Godovikova St., bld. 10, Moscow, the Russian Federation, represented by Mikhail Alexandrovich Zhukov, acting under the Articles of Association, as the guarantor under the Guarantee and the Independent Guarantee Issue Agreement (the “Guarantor”).

BANK VTB (PUBLIC JOINT-STOCK COMPANY) incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, located at: 29, Bolshaya Morskaya St., Saint Petersburg, the Russian Federation, 190000, represented by Vitaly Nikolaevich Buzoverya, acting under Power of Attorney 350000/25- ”, certified on January 14, 2016, under register number 2-25, as the beneficiary under this Guarantee and the Independent Guarantee Issue Agreement (the “Original Lender” or the “Credit Agent”)

PREAMBLE

(A)	One of the conditions for granting a loan under the Loan Agreement to the Borrower is the conclusion of a guarantee issue agreement (hereinafter referred to as the “Independent Guarantee Issue Agreement”) concluded on May 16, 2016, between the Guarantor as the guarantor, the Borrower as the principal and the Original Lender as the beneficiary and the issue of this Guarantee.

(B)	In accordance with the Independent Guarantee Issue Agreement, the Guarantor shall issue this Guarantee on the terms and conditions set forth in the Independent Guarantee Issue Agreement and this Guarantee.

IN VIEW OF THE FOREGOING, the Guarantor hereby confirms the following:

1.	DEFINITIONS

All capitalized terms in this Guarantee have the meanings specified in the Loan Agreement in Appendix 1 (Terms of the Loan Agreement) of the Independent Guarantee Issue Agreement unless the Guarantee or the context requires otherwise, while:

“Issue Date” means such date of issue of the Guarantee as specified in the beginning of this Guarantee.

“Borrower” means Zemenik Limited Liability Company, a limited liability company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1167746153860, located at: 4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation, 125319.

“Key Rate” means a key rate established by the Central Bank of the Russian Federation determined based on the data on the website of the Central Bank of the Russian Federation on the Internet at www.cbr.ru or, if changed, on any other official website of the Central

Bank of the Russian Federation. If the Central Bank of the Russian Federation abolishes or ceases to use a key rate and if it is needed to determine pricing conditions for provision of financing to credit institutions of the Russian Federation, the Key Rate shall be a similar rate established by the Central Bank of the Russian Federation for pricing of refinancing through repo transactions and (or) against non-market assets.

“Lender” means

(a)	any Original Lender; and (or)

(b)	any banks or other credit or other organizations (except for any person belonging to the Borrower’s Group) which acquire the rights of claim to the Borrower and (or) the obligation to grant the Loan under the provisions of Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders) of the Loan Agreement and the current laws.

“Loan Agreement” means a syndicated loan agreement concluded on May 16, 2016, between the Original Lender as the credit agent, organizer and original lender and the Borrower as the Borrower in an aggregate amount not exceeding RUB 7,000,000,000 (seven billion Rubles) as amended by Amendment Agreement No. 1 dated December 14, 2016, Amendment Agreement No. 2 dated June 28, 2017, and Amendment Agreement No. 3.

“Secured Obligations” means all current and future pecuniary obligations of the Borrower to the Lenders under the Loan Agreement (taking into account all amendments to the Loan Agreement and all provided preliminary consents and waivers of the Lenders under the Loan Agreement), including the following Borrower’s obligations:

(a)	payment of an aggregate principal of the Loan not exceeding RUB 7,000,000,000 (Seven billion Rubles) to be finally repaid within 1,825 (One thousand eight hundred and twenty-five) calendar days from the date of Amendment Agreement No. 3 in the manner established by Article 7 (Loan Repayment) of the Loan Agreement (inter alia, in case of a mandatory early repayment provided for by the Loan Agreement);

(b)	payment of interest due under Article 9 (Interest) of the Loan Agreement at an annual interest rate equal to:

(i)	a margin of:

(A)	3.7 (three point seven) percent per annum for any Interest Period starting before the date of Amendment Agreement No. 3; or

(B)	2.0 (two) percent per annum

(1)	for any Interest Period starting from the date of Amendment Agreement No. 3 or thereafter; or

(2)	2.5 (two point five) percent per annum in any cases specified in Article 9.2 (Margin Adjustment) of the Loan Agreement; and

(ii)	the Key Interest Rate;

(c)	payment of a penalty according to Article 9.4 (Penalty) of the Loan Agreement due if the Borrower fails to timely fulfill an obligation of payment of any amount due under the Financial Document; such penalty being 2/365 interest rate established under Article 9.1 (Interest Calculation) of the Loan Agreement taking into account the provisions of Article 9.2 (Margin Adjustment) of the Loan Agreement, of an overdue debt of the Outstanding Loan for each day of delay. A penalty is calculated on an overdue amount during a period from a date following an established maturity date to a date of actual payment (prior to or after delivery of a judgment);

(d)	payment of reimbursement for funds available for granting the Loan under Article 11.1 (Fee for the Obligation under the Agreement) of the Loan Agreement, which amount shall be calculated as follows:

(i)	at the rate of 0.15 (zero point one five) percent per annum of an amount of the Unused Loan Limit within Tranche A (without deduction of an amount to be granted);

(ii)	at the rate of 0.5 (zero point five) percent per annum of an amount of the Unused Loan Limit within Tranche B (without deduction of an amount to be granted),

such consideration being accrued for the Disbursement Period of Tranche A and the Disbursement Period of Tranche B, respectively, and paid as follows:

(iii)	in respect of the Unused Loan Limited of Tranche A, on the last day of the Disbursement Period of Tranche A or on the Disbursement Date of Tranche A, whichever occurs first;

(iv)	in respect of the Unused Loan Limit of Tranche B, on the last Business Day of each calendar month within the Disbursement Period of Tranche B or on the last day of the Disbursement Period of Tranche B, whichever occurs first.

A fee for the obligation of granting of the Loan shall not apply to the Unused Loan Limit in terms of Tranche B and Tranche D.

(e)	payment of a Lenders’ consideration for granting the Loan under Article 11.2 (Loan Extension Fee) of the Loan Agreement which amounts to:

(i)	1.5 (one point five) percent of Tranche A;

(ii)	1.5 (one point five) percent of Tranche B;

(iii)	0.25 (zero point two five) percent of Tranche C; and

(iv)	0.25 (zero point two five) percent of Tranche D prior to the Disbursement Date of a respective Tranche;

(f)	reimbursement to the Parties to the Financing for any costs or losses to be reimbursed under Articles 14.1 (Reimbursement for Currency Costs), 14.3 (Reimbursement for Costs of the Credit Agent) and 14.4 (Transaction-Related Costs), 14.5 (Amendment Costs) of the Loan Agreement.

(g)	reimbursement to the Parties to the Financing for any documented costs (including fees of any legal and other advisers) incurred by a Party to the Financing because of a mandatory performance of any Financial Document or protection of its rights under the Financial Documents.

(h)	reimbursement to the Parties to the Financing for any expenses under Article 14.2 (Reimbursement for Other Costs) of the Loan Agreement incurred by a Party to the Financing as a result of:

(i)	occurrence of the Event of Default;

(ii)	impossibility to grant the Loan to the Borrower against the Disbursement Request pursuant to any provisions of the Loan Agreement; or

(iii)	Borrower’s inability to early repay the Outstanding Loan or a part thereof, in spite of an early repayment notice submitted to the Credit Agent.

(i)	payment of any other amounts due under the terms and conditions of the Loan Agreement;

(j)	full return of any funds obtained by the Borrower if the Loan Agreement is not valid, and payment of such interest for an illegal use of the funds and/or for use of third parties’ funds as accrued under the applicable laws, as well as reimbursement for any losses (except for lost profit) incurred as a result of an illegal use of such funds.

“Business Day” means any day on which banks are open for normal banking operations in Moscow and Nicosia.

“Ruble” means a legal tender of the Russian Federation.

“Amendment Agreement No. 3” means Amendment Agreement No. 3 to the Loan Agreement dated October 5, 2017.

“Party” means the Guarantor or the Original Lender (or the Credit Agent after accession of rights (claims) under the Independent Guarantee Issue Agreement and this Guarantee under Article 5.2 (Transfer of Rights by the Lenders)).

“Guarantee Amount” means an amount of RUB 10,300,000,000 (ten billion three hundred million Rubles).

“Payment Claim” means a written notice which is sent by the Credit Agent to the Guarantor and contains: (i) an indication of a particular violation of the Secured Obligations entailing payment under this Guarantee; (ii) a claim for the Guarantor to make payments provided for by this Guarantee within such amount and period as specified in such notice, as well as details of the bank account to which the Guarantor shall make payment.

2.	INDEPENDENT GUARANTEE

The Guarantor shall, at the request of the Borrower, issue this Guarantee and hereby undertakes to pay such amount within the Guarantee Amount as specified in the Payment Claim to the Original Lender if the Borrower fails to fulfill the Secured Obligations (or to pay such amount to the Credit Agent for distribution among the Lenders after assignment of rights (claims) under the Independent Guarantee Issue Agreement and this Guarantee in accordance with Article 5.2 (Transfer of Rights by the Lenders)), regardless of the validity of the Loan Agreement, the Secured Obligations, as well as relations between the Guarantor and the Borrower, and other obligations.

3.	PAYMENT CLAIM

If the Secured Obligations are not fulfilled, as specified in Article 2 (Independent Guarantee) of this Guarantee, the Original Lender (or the Credit Agent acting on behalf of the Lenders after assignment under this Guarantee in accordance with Article 5.2 (Transfer of Rights by the Lenders)) shall send the Guarantor a Payment Claim and a copy of the notice of the Original Lender or the Credit Agent, respectively, sent to the Borrower under Clause (b) of Article 21.18 (Acceleration) of the Loan Agreement. The Guarantor shall make a payment against the Payment Claim within a period not exceeding five Business Days from the date when the Guarantor receives such Payment Claim under the terms and conditions of this Guarantee and the Independent Guarantee Issue Agreement.

4.	VALIDITY TERM

This Guarantee is issued for a period from the Issue Date through a date that occurs after 96 months from the date of Amendment Agreement No. 3 (the “Expiration Date”). For the avoidance of doubt, the Payment Claim under this Guarantee shall be satisfied if it is sent by the Beneficiary prior to the Expiration Date (inclusive).

5.	CLAIM ASSIGNMENT AND DEBT TRANSFER

5.1.	Claim Assignment and Debt Transfer

The Guarantor may not assign its rights or transfer the debt under this Guarantee or otherwise dispose of any of its rights and (or) obligations under this Guarantee without the written consent of all Lenders.

5.2.	Transfer of Rights by the Lenders

(a)	The Original Lender may, without the consent of the Guarantor and the Borrower, assign all or part of its rights (claims) under this Guarantee to any person to whom it has assigned its rights under the Loan Agreement. The Guarantor hereby expresses its consent to such assignment and shall be liable to any person to whom the Lender has assigned its rights under the Loan Agreement.

(b)	If the Original Lender assigns its rights (claims) under Clause (a) above, the Lenders that have wholly or partially assigned the rights (claims) under this Guarantee become beneficiaries hereunder.

5.3.	Debt Transfer

If the Borrower assigns or transfers its debt (in whole or in part) under the Loan Agreement to another person under the terms and conditions provided for in the Loan Agreement or transfers the Borrower’s obligations under the Loan Agreement to another person through a universal succession, the Guarantor hereby expresses its consent to such assignment or transfer of the debt and agrees to be jointly liable with the new borrower in the amount of the Secured Obligations.

6.	CHANGE IN THE SECURED OBLIGATIONS

The Guarantor hereby expresses its consent to be jointly liable with the Borrower, irrespective of whether the terms and conditions of the Loan Agreement will be amended in any way, including any amendments leading to an increase in the volume of the Secured Obligations or other adverse consequences for the Guarantor. No additional written consent of the Guarantor is required for such amendment.

7.	APPLICABLE LAW

This Guarantee shall be regulated and construed under the Russian law.

8.	DISPUTE SETTLEMENT

(a)	If any dispute arises in connection with this Guarantee, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be subject to pre-trial settlement by sending a respective claim by either Party to the other Party. If a Party does not receive an answer to the sent claim and if the dispute is not settled within 10 (ten) Business Days from the date of receipt of the claim by the other Party, such dispute may be referred to court under Clause (b) below.

(b)	According to the provisions of Clause (a) above, if any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

9.	COUNTERPARTS

This Guarantee shall be signed in four original counterparts of equal legal effect, each counterpart constituting a single document.

APPENDIX 1

ADDRESSES AND DETAILS

Company	Address, Fax and E-mail

Guarantor

HEADHUNTER LIMITED LIABILITY COMPANY	Address:	9, Godovikova St., bld. 10, Moscow, the Russian Federation
	Fax:	+7 495 974-64-27
	Email:	zhukov@hh.ru
	Attn:	Mikhail Zhukov
Borrower

ZEMENIK LIMITED LIABILITY COMPANY	Address:	4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation, 125319
	Fax:	+7 495 974-64-27
	Email:	karen.agayan@arpartners.ru
	Attn:	Karen Eduardovich Agayan
Original Lender

BANK VTB (PUBLIC JOINT-STOCK COMPANY)	Address:	43 Vorontsovskaya St., bld. 1, Moscow, 109147
	Fax:	+7 495 775-54-54
	Email:	loanadmin@msk.vtb.ru,TM21@msk.vtb.ru
	Attn:	Credit Authority

SIGNATURES OF THE PARTIES

The Guarantee has been amended by:

HEADHUNTER LIMITED LIABILITY COMPANY

Signature:	/signature/

Full name:	Mikhail Alexandrovich Zhukov

Position:	General Director

Seal: [HEADHUNTER LIMITED LIABILITY COMPANY, INN (Taxpayer Identification Number) 7718620740 hh]

In accordance with Article 371 of the Civil Code, the consent to the amendments to the Guarantee is granted by:

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

Signature:	/signature/

Full name:	Vitaly Nikolaevich Buzoverya

Position:	Attorney-in-Fact

The following signatory agrees with the terms and conditions of the Amendments:

ZEMENIK LIMITED LIABILITY COMPANY

Signature:	/signature/

Full name:	Karen Eduardovich Agayan

Position:	General Director

Seal:

[INN (Taxpayer Identification Number) 7714373561

LIMITED LIABILITY COMPANY

OGRN (Primary State Registration Number) 1167746153860

MOSCOW

Zemenik]

HERBERT SMITH FREEHILLS	EXECUTION COPY

October 5, 2017

LIMITED LIABILITY COMPANY

ZEMENIK TRADING LIMITED

as a guarantor under this Agreement

and

ZEMENIK LIMITED LIABILITY COMPANY

as a principal under this Agreement

and

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

as a beneficiary under this Agreement

AMENDMENT AGREEMENT No. 2

to the Independent Guarantee Issue Agreement dated June 1, 2016

Herbert Smith Freehills CIS LLP

1.	DEFINITIONS	183

2.	AMENDMENTS	184

3.	LIMITATIONS	184

4.	REPRESENTATIONS	185

5.	APPLICABLE LAW	185

6.	DISPUTE SETTLEMENT	185

7.	EXECUTION	185

APPENDIX 1 REVISED INDEPENDENT GUARANTEE ISSUE AGREEMENT		186

THIS AMENDMENT AGREEMENT No. 2 TO THE INDEPENDENT GUARANTEE ISSUE AGREEMENT (the “Agreement”) has been executed on October 5, 2017, between:

(1)	ZEMENIK TRADING LIMITED, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 332806, address (location) of the legal entity: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus, as the guarantor hereunder (the “Guarantor”);

(2)	ZEMENIK LIMITED LIABILITY COMPANY, a limited liability company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1167746153860, located at: 4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation, 125319, as the principal hereunder and the Borrower under the Loan Agreement (the “Borrower”); and

(3)	BANK VTB (PUBLIC JOINT-STOCK COMPANY), a public joint-stock company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, with its office at the address: 29, Bolshaya Morskaya St., Saint Petersburg, Russia, 190000, as the beneficiary hereunder and the Credit Agent, Organizer and Original Lender under the Loan Agreement (the “Original Lender” and the “Credit Agent”)

PREAMBLE

(A)	The Original Lender as a credit agent, organizer and original lender and the Borrower as a borrower have entered into the Syndicated Loan Agreement dated May 16, 2016, as amended by Amendment Agreement No. 1 dated December 14, 2016, Amendment Agreement No. 2 dated June 28, 2017, and Amendment Agreement No. 3 dated October 5, 2017, (hereinafter referred to as “Amendment Agreement No. 3”) by which the Lender and the Borrower agreed to amend the Loan Agreement, inter alia, to increase a loan amount up to RUB 7,000,000,000 (seven billion Rubles).

(B)	The Parties entered into the Independent Guarantee Issue Agreement dated June 1, 2016, as amended by Amendment Agreement 1 dated June 28, 2017 (the “Independent Guarantee Issue Agreement”), and the Guarantor issued an independent guarantee dated June 1, 2016, in favor of the Original Lender under the Guarantee Issue Agreement (the “Guarantee”).

(C)	The Guarantor hereby confirms that it is aware of all the terms and conditions of the Loan Agreement as amended by Amendment Agreement No. 3 and does not have the right to invoke the fact that it was not aware of such terms and conditions.

(D)	The Parties hereby agree to make such amendments to the Independent Guarantee Issue Agreement and to the Guarantee as specified herein to ensure the fulfillment of the Borrower’s obligations under the Loan Agreement as amended by Amendment Agreement No. 3.

THE PARTIES HAVE AGREED as follows:

1.	DEFINITIONS

1.1.	Terms

In this Agreement:

“Revised Guarantee” has the meaning specified in Clause 2(b) below.

“Revised Independent Guarantee Issue Agreement” means the Independent Guarantee Issue Agreement as amended hereby, in the form of Appendix 1 (Revised Independent Guarantee Issue Agreement).

“Amendment Agreement No. 3” has the meaning specified in Clause (A) of the Preamble.

“Party” means a party hereto.

1.2.	Embedded Terms

Unless the context requires otherwise, any capitalized terms used in the Loan Agreement and the Independent Guarantee Issue Agreement which are not defined herein have the same meaning as in the Loan Agreement and the Independent Guarantee Issue Agreement.

1.3.	Interpretation

The provisions of Article 1.2 (Interpretation) of the Loan Agreement shall apply to this Agreement as if they are written in this Agreement; any references to Articles, Clauses and Appendices shall be deemed references to Articles, Clauses and Appendices hereof, unless the context requires otherwise.

1.4.	Purpose

This Agreement is a Financial Document.

2.	AMENDMENTS

(a)	The Parties agree that the Independent Guarantee Issue Agreement shall be amended as specified in Appendix 1 (Revised Independent Guarantee Issue Agreement) since the date of this Agreement; the rights and obligations of the Parties under the Independent Guarantee Issue Agreement shall be governed and construed under the Revised Independent Guarantee Issue Agreement since the date of this Agreement.

(b)	The Guarantor shall amend the Guarantee to reflect changes in the Secured Obligations and other amendments that are made to the Independent Guarantee Issue Agreement in accordance with Clause (a) above (taking into account such amendments, hereinafter referred to as the “Revised Guarantee”).

3.	LIMITATIONS

(a)	Any amendments to the Independent Guarantee Issue Agreement hereunder shall be limited to the amendments specified in Article 2 (Amendments). No other provisions of the Independent Guarantee Issue Agreement (except for those specified in Article 2 (Amendments)) shall be amended hereby.

(b)	The Guarantor hereby agrees to be liable for the obligations of the Borrower arising out of the Loan Agreement, for the avoidance of doubt, inter alia, taking into account the amendments introduced by Amendment Agreement No. 3, and confirms that the Guarantee is valid, has full legal force, and the Guarantor continues its due fulfillment of the obligations under the Revised Guarantee in accordance with its terms and conditions, as well as with the terms and conditions of the Revised Independent Guarantee Issue Agreement.

(c)	This Agreement does not relieve the Guarantor of any obligations under the Independent Guarantee Issue Agreement or the Guarantee.

4.	REPRESENTATIONS

(a)	The Guarantor grants the Original Lender the representations of circumstances set forth in Article 3 (Representations of Circumstances of the Guarantor) of the Independent Guarantee Issue Agreement.

(b)	Any representations of circumstances specified in Clause (a) above shall be provided by the Guarantor on the date of this Agreement with a reference to the circumstances existing on the date hereof.

(c)	Any references to the Independent Guarantee Issue Agreement in such representations of circumstances as provided according to Clause (a) above shall be deemed as including, inter alia, references to this Agreement.

5.	APPLICABLE LAW

This Agreement and the rights and obligations of the Parties arising out of this Agreement shall be governed and construed by the laws of the Russian Federation.

6.	DISPUTE SETTLEMENT

(a)	If any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be subject to pre-trial settlement by sending a respective claim by either Party to the other Party. If a Party does not receive an answer to the sent claim and if the dispute is not settled within 10 (ten) Business Days from the date of receipt of the claim by the other Party, such dispute may be referred to court under Sub-Clause (b) below.

(b)	According to the provisions of Sub-Clause (a) above, if any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

7.	EXECUTION

This Agreement has been made in 3 (three) counterparts of equal legal effect, all of which together shall constitute one and the same instrument, one counterpart for each Party.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

APPENDIX 1

REVISED INDEPENDENT GUARANTEE ISSUE AGREEMENT

LIMITED LIABILITY COMPANY

ZEMENIK TRADING LIMITED

as a guarantor under this Agreement

and

ZEMENIK LIMITED LIABILITY COMPANY

as a principal under this Agreement

and

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

as a beneficiary under this Agreement

INDEPENDENT GUARANTEE ISSUE AGREEMENT

dated June 1, 2016

as amended by:

Amendment Agreement No. 1 dated June 28, 2016, and

Amendment Agreement No. 2 dated October 5, 2017

Herbert Smith Freehills CIS LLP

1.	TERMS AND DEFINITIONS	189

2.	INDEPENDENT GUARANTEE AND REIMBURSEMENT OF LOSSES	193

3.	REPRESENTATIONS OF GUARANTOR’S CIRCUMSTANCES	194

4.	OBLIGATIONS AND LIABILITY OF THE GUARANTOR	197

5.	VALIDITY TERM	210

6.	PAYMENT CLAIM, PAYMENTS, TAXES AND CURRENCY	210

7.	NOTICES	212

8.	MISCELLANEOUS	214

9.	CLAIM ASSIGNMENT AND DEBT TRANSFER	214

10.	APPLICABLE LAW	215

11.	DISPUTE SETTLEMENT	215

12.	COUNTERPARTS	216

APPENDIX 1 TERMS OF THE LOAN AGREEMENT		217

THIS INDEPENDENT GUARANTEE ISSUE AGREEMENT (the “Agreement”) was executed on June 1, 2016, BETWEEN:

(1)	ZEMENIK TRADING LIMITED, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 332806, located at: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus, represented by Aleksandr Arbuzov, acting under the Articles of Association, as the guarantor hereunder (the “Guarantor”);

(2)	ZEMENIK LIMITED LIABILITY COMPANY, a limited liability company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1167746153860, located at: 4 Akademika Ilyushina St., bld. 1, office 54, Moscow, 125319, the Russian Federation, represented by Karen Eduardovich Agayan, acting under the Articles of Association, as the principal hereunder and the Borrower under the Loan Agreement (the “Borrower”); and

(3)	BANK VTB (PUBLIC JOINT-STOCK COMPANY), a public joint-stock company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, located at: 29, Bolshaya Morskaya St., Saint Petersburg, the Russian Federation, 190000, represented by Vitaly Nikolaevich Buzoverya, acting under Power of Attorney 350000/25 , certified on January 14, 2016, under register number 2-25, as the beneficiary under this Agreement and the Credit Agent, Organizer and Original Lender under the Loan Agreement (the “Original Lender” and the “Credit Agent”)

The Guarantor, the Borrower and the Original Lender shall hereinafter be referred to as the “Parties”, and individually as a “Party”.

PREAMBLE

(A)	According to the Loan Agreement, the Original Lender agrees to grant the Borrower funds in Rubles in an aggregate amount not exceeding RUB 7,000,000,000 (seven billion Rubles) on the terms and conditions stipulated in the Loan Agreement.

(B)	One of the preconditions for granting of the Loan to the Borrower under the Loan Agreement is execution of this Agreement and issue of the Guarantee by the Guarantor in favor of the Original Lender.

(C)	This Agreement and the Guarantee are Financial Documents as defined in the Loan Agreement.

(D)	The Guarantor hereby confirms that it is aware of all the terms and conditions of the Loan Agreement and does not have the right to invoke the fact that it was not aware of such terms and conditions of the Loan Agreement.

IN VIEW OF THE FOREGOING, the Parties have agreed as follows:

1.	TERMS AND DEFINITIONS

1.1.	Terms

All capitalized terms used in this Agreement (including the Preamble) have the meanings specified in the Loan Agreement (the definitions for the terms of the Loan Agreement are contained in Appendix 1 (Terms of the Loan Agreement)) unless the Agreement or the context requires otherwise, while:

“Reimbursement for the Amounts Paid under the Guarantee” means reimbursement by the Borrower to the Guarantor for amounts paid by the Guarantor in connection with the performance of its obligations under the Guarantee and (or) under this Agreement, in accordance with paragraph 1 Article 379 of the Civil Code.

“Guarantee” means an independent guarantee issued by the Guarantor at the request of the Borrower to the Original Lender on the Issue Date in accordance with the terms and conditions of this Agreement in the form and content as satisfactory to the Original Lender.

“Issue Date” means such date of issue of the Guarantee as specified in the Guarantee.

“Loan Agreement” means a syndicated loan agreement concluded on May 16, 2016, between the Original Lender as the Credit Agent, Organizer and Original Lender and the Borrower as the Borrower in an aggregate amount not exceeding RUB 7,000,000,000 (seven billion Rubles) as amended by Amendment Agreement No. 1 dated December 14, 2016, and Amendment Agreement No. 2 dated June 28, 2017, and Amendment Agreement No. 3.

“Secured Obligations” means all current and future pecuniary obligations of the Borrower to the Lenders under the Loan Agreement (taking into account all amendments to the Loan Agreement and all provided preliminary consents and waivers of the Lenders under the Loan Agreement), including the Borrower’s obligations regarding:

(a)	payment of an aggregate principal of the Loan not exceeding RUB 7,000,000,000 (Seven billion Rubles) to be finally repaid within 1,825 (One thousand eight hundred and twenty-five) calendar days from the date of Amendment Agreement No. 3 in the manner established by Article 7 (Loan Repayment) of the Loan Agreement (inter alia, in case of a mandatory early repayment provided for by the Loan Agreement);

(b)	payment of interest due under Article 9 (Interest) of the Loan Agreement at an annual interest rate equal to:

(i)	a margin of:

A)	3.7 (three point seven) percent per annum for any Interest Period starting before the date of Amendment Agreement No. 3; or

B)	2.0 (two) percent per annum

1)	for any Interest Period starting from the date of Amendment Agreement No. 3 or thereafter; or

2)	2.5 (two point five) percent per annum in any cases specified in Article 9.2 (Margin Adjustment) of the Loan Agreement; and

(ii)	the Key Interest Rate;

(c)	payment of a penalty according to Article 9.4 (Penalty) of the Loan Agreement due if the Borrower fails to timely fulfill an obligation of payment of any amount due under the Financial Document; such penalty being 2/365 interest rate established under Article 9.1 (Interest Calculation) of the Loan Agreement taking into account the provisions of Article 9.2 (Margin Adjustment) of the Loan Agreement, of an overdue debt of the Outstanding Loan for each day of delay. A penalty is calculated on an overdue amount during a period from a date following an established maturity date to a date of actual payment (prior to or after delivery of a judgment);

(d)	payment of reimbursement for funds available for granting the Loan under Article 11.1 (Fee for the Obligation under the Agreement) of the Loan Agreement, which amount shall be calculated as follows:

(i)	at the rate of 0.15 (zero point one five) percent per annum of an amount of the Unused Loan Limit within Tranche A (without deduction of an amount to be granted);

(ii)	at the rate of 0.5 (zero point five) percent per annum of an amount of the Unused Loan Limit within Tranche B (without deduction of an amount to be granted), such consideration being accrued for the Disbursement Period of Tranche A and the Disbursement Period of Tranche B, respectively, and paid as follows:

(iii)	in respect of the Unused Loan Limited of Tranche A, on the last day of the Disbursement Period of Tranche A or on the Disbursement Date of Tranche A, whichever occurs first;

(iv)	in respect of the Unused Loan Limit of Tranche B, on the last Business Day of each calendar month within the Disbursement Period of Tranche B or on the last day of the Disbursement Period of Tranche B, whichever occurs first.

A fee for the obligation of granting of the Loan shall not apply to the Unused Loan Limit in terms of Tranche B and Tranche D.

(e)	payment of a Lenders’ consideration for granting the Loan under Article 11.2 (Loan Extension Fee) of the Loan Agreement which amounts to:

(i)	1.5 (one point five) percent of Tranche A;

(ii)	1.5 (one point five) percent of Tranche B;

(iii)	0.25 (zero point two five) percent of Tranche C; and

(iv)	0.25 (zero point two five) percent of Tranche D prior to the Disbursement Date of a respective Tranche;

(f)	reimbursement to the Parties to the Financing for any costs or losses to be reimbursed under Articles 14.1 (Reimbursement for Currency Costs), 14.3 (Reimbursement for Costs of the Credit Agent) and 14.4 (Transaction-Related Costs), 14.5 (Amendment Costs) of the Loan Agreement.

(g)	reimbursement to the Parties to the Financing for any documented costs (including fees of any legal and other advisers) incurred by a Party to the Financing because of a mandatory performance of any Financial Document or protection of its rights under the Financial Documents.

(h)	reimbursement to the Parties to the Financing for any expenses under Article 14.2 (Reimbursement for Other Costs) of the Loan Agreement incurred by a Party to the Financing as a result of:

(i)	occurrence of the Event of Default;

(ii)	impossibility to grant the Loan to the Borrower against the Disbursement Request pursuant to any provisions of the Loan Agreement; or

(iii)	Borrower’s inability to early repay the Outstanding Loan or a part thereof, in spite of an early repayment notice submitted to the Credit Agent.

(i)	payment of any other amounts due under the terms and conditions of the Loan Agreement;

(j)	full return of any funds obtained by the Borrower if the Loan Agreement is not valid, and payment of such interest for an illegal use of the funds and/or for use of third parties’ funds as accrued under the applicable laws, as well as reimbursement for any losses (except for lost profit) incurred as a result of an illegal use of such funds.

“Event of Default” means any event or circumstance specified in Article 21 (Events of Default) of the Loan Agreement.

“Amendment Agreement No. 3” means Amendment Agreement No. 3 to the Loan Agreement dated October 5, 2017.

“Guarantee Validity Term” means a period from the Issue Date to the date specified in Article 5.1 (Validity Term).

“Guarantee Amount” means an amount of RUB 10,300,000,000 (ten billion three hundred million Rubles).

“Payment Claim” means a written notice which is sent by the Original Lender (or by the Credit Agent acting on behalf of the Lenders, after accession of rights (claims) under this Agreement and the Guarantee according to Article 9.2 (Transfer Rights by the Lenders)) to the Guarantor and contains: (i) an indication of a particular violation of the Secured Obligations entailing payment under the Guarantee; (ii) a claim for the Guarantor to make payments provided for by this Agreement and the Guarantee within such amount and period as specified in such notice, as well as details of the bank account to which the Guarantor shall make payment.

1.2.	Interpretation

(a)	In this Agreement, unless the context requires otherwise:

(i)	until the Original Lender assigns its rights (claims) under this Agreement and the Guarantee to any person to whom it assigns its rights under the Loan Agreement pursuant to Article 9.2 (Transfer of Rights by the Lenders), all references to the Credit Agent and the Lenders shall mean references to the Original Lender. For the avoidance of doubt, this Clause (a) does not limit the obligations of the Guarantor provided for by Clause (b) of Article 9.2;

(ii)	a reference to the Credit Agent, the Organizer, the Financing Party, the Original Lender, the Lender, the Borrower, the Guarantor or a Party also implies a reference to their successors by virtue of law, the Loan Agreement or this Agreement;

(iii)	a document in a harmonized form means a document agreed in writing by the Credit Agent and the Guarantor or a document drawn up in a form acceptable to the Credit Agent;

(iv)	assets include existing or future property, income and rights of any kind;

(v)	a reference to the Financial Document or another agreement, document or financial instrument implies such Financial Document or another agreement, document or financial instrument as amended from time to time;

(vi)	a person includes any individual, legal entity, governmental authority, government or state;

(vii)	“laws” means any law, ordinance, decree, order, resolution, provision, rule, commissioner orders, requirements or recommendations of any legislative or executive state, municipal, interstate or international authority, ministry, department, service, agency or committee or any judicial body, as well as standards and rules of self-regulatory organizations that are mandatory for members of such self-regulating organizations (exclusively with respect to members of such self-regulating organizations);

(viii)	a reference to a legislative provision means a reference to such a provision as amended from time to time;

(ix)	it is understood that the words “include” and “including”, as well as the expression “inter alia” are accompanied by the words “but not limited to”;

(x)	Article, Sub-Clause, Clause or Appendix means a reference to an Article, Sub-Clause, Clause of this Agreement or an Appendix hereto;

(xi)	an indication of time means Moscow time, unless otherwise specifically indicated in this Agreement;

(xii)	the term “debt” includes any obligation (including, but not limited to a guarantee-based obligation) to pay or return cash, including, but not limited to any contingent transaction; and

(xiii)	a reference to the Lenders is a reference to all Lenders.

(b)	The headings in this Agreement shall not be deemed as affecting its interpretation.

2.	INDEPENDENT GUARANTEE AND REIMBURSEMENT OF LOSSES

2.1.	Independent Guarantee

The Guarantor shall, at the request of the Borrower, issue a Guarantee and hereby undertakes to pay such amount within the Guarantee Amount as specified in the Payment Claim to the Original Lender (or to pay such amount to the Credit Agent for distribution among the Lenders after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders)) if the Borrower fails to fulfill the Secured Obligations, regardless of the validity of the Loan Agreement, the Secured Obligations, as well as relations between the Guarantor and the Borrower, and other obligations.

2.2.	Reimbursement for Losses

In accordance with Article 4061 of the Civil Code, the Guarantor hereby undertakes an independent and primary obligation to the Lenders that if any Secured Obligation is or becomes invalid, illegal and (or) unenforceable, the Guarantor shall, at the request of the Credit Agent, unconditionally reimburse each of the Lenders for an amount of any expenses, commissions, costs and losses (except for loss of profit) that they incur (inter alia, as the Lender, Organizer and Credit Agent) as a result of non-payment of any amount which would have been payable under the Loan Agreement as of the date of such payment or performance of an obligation if such invalidity, illegality and (or) unenforceability of the Secured Obligations did not occur. Any amounts payable by the Guarantor in accordance with this Article 2.2 shall not exceed the amount that the Guarantor would have to pay under Article 2.1 (Independent Guarantee), as if the claimed amount was subject to reimbursement pursuant to the Guarantee.

3.	REPRESENTATIONS OF GUARANTOR’S CIRCUMSTANCES

3.1.	Guarantor’s Representations

The Guarantor shall submit the Original Lender the representations of circumstances specified in this Article 3. The Original Lender relies on such representations of circumstances of the Guarantor, and their credibility is of fundamental importance to the Original Lender.

(a)	Status

(i)	The Guarantor is a legal entity duly incorporated and legally acting under the laws of the Republic of Cyprus.

(ii)	The Guarantor is the full owner of the property belonging to it and carries out its activities under the applicable law.

(b)	Legal Capacity and Authority

(i)	The Guarantor has the legal capacity and authority to enter into and perform this Agreement, the Guarantee and each Financial Document to which the Guarantor is party and the transactions provided for thereby; and the Guarantor obtained all necessary approvals for the execution and performance of this Agreement, the Guarantee and each Financial Document to which the Guarantor is a party, in the manner provided for by law and the Guarantor’s constituent and other internal regulations, including approval of transactions provided for in this Agreement, the Guarantee and each Financial Document to which the Guarantor is party.

(ii)	A person acting on behalf of the Guarantor has the authority to enter into this Agreement, the Guarantee and each Financial Document to which the Guarantor is a party.

(c)	Validity

(i)	This Agreement, the Guarantee and each Financial Document to which the Guarantor is a party are a legitimate, valid, binding and enforceable obligation of the Guarantor.

(ii)	This Agreement, the Guarantee and each Financial Document to which the Guarantor is a party are drawn up in a form ensuring the enforceability thereof in the Russian Federation and the Republic of Cyprus.

(d)	Absence of Contradictions

The execution and performance of this Agreement, the Guarantee and each Financial Document to which the Guarantor is a party and the transactions thereunder by the Guarantor do not contradict:

(i)	any applicable laws;

(ii)	its constituent and other internal regulations;

(iii)	any resolutions of its management bodies; and

(iv)	any other documents or agreements that are binding on the Pledgor.

(e)	Compliance with Legislation

(i)	The Guarantor’s business shall comply with the applicable laws in all aspects that the Credit Agent considers significant. The Guarantor shall timely submit tax returns and pay taxes in such terms and in such amounts as provided for by any applicable laws in all aspects that the Credit Agent considers significant.

(f)	Absence of Default

(i)	The execution or performance of this Agreement, the Guarantee and each Financial Document to which the Guarantor is a party and the transactions thereunder does not and will not result in any Default; and

(ii)	There are no other events or circumstances constituting a default under any document that is binding on the Guarantor or sets limits on the disposal of its property, and which have or are reasonably likely to have the Material Negative Impact.

(g)	Permits

(i)	As of the date of this Agreement, the Guarantor has obtained and maintains all the permits and consents required in connection with the conclusion, performance, maintenance, enforceability of this Agreement, the Guarantee, each Financial Document, to which the Guarantor is a party, and the transactions thereunder and introduction of the above-mentioned documents and transactions as evidence in trials.

(h)	Registration Requirements

It is not required to perform any notarial acts or to register this Agreement or the Guarantee, inter alia, with any government authorities or institutions of the Russian Federation and/or the Republic of Cyprus, or to pay respective duties in connection with this Agreement and the Guarantee.

(i)	Financial Statements

(i)	The most recent financial statements of the Group (and each member of the Group) provided under the Loan Agreement:

(A)	are prepared in accordance with the Applicable Accounting Standards; and

(B)	in all material respects, reliably reflect its financial position (if applicable, on a consolidated basis) as of the date of the preparation thereof, except, in each case, where otherwise indicated in such financial statements.

(ii)	There have been no events that could have the Material Negative Impact since the date on which the financial statements referred to in Clause (a) above are prepared.

(j)	Judicial Proceedings

No judicial, arbitration or administrative proceedings against the Guarantor are initiated or, to the best of the knowledge of the Guarantor, are expected to be initiated; and there are taken no investigative actions as a result of which any adverse resolutions that can have the Material Negative Impact are made or are highly likely to be made.

(k)	Information

(i)	All such actual information having, in the opinion of the Credit Agent, the essential value as submitted by the Guarantor to the Parties to the Financing in connection with the Financial Documents to which the Guarantor is a party is true and accurate as of the submission date or (as the case may be) on a date (if any) which is indicated as the submission date.

(ii)	The Guarantor did not conceal any information which, if disclosed, would lead to the fact that any other information specified in Sub-Clause (i) above would become unreliable or misleading to a material extent in the opinion of the Credit Agent.

(iii)	As of the date of this Agreement and the first Disbursement Date from the date of provision of the information specified in Clause (i) above, there were no circumstances that, if disclosed, would lead to the fact that the provided information would become unreliable or misleading to a material extent in the opinion of the Credit Agent.

(l)	Loans Granted

The Guarantor did not provide any loans to third parties that are not the Debtors, except for the Permitted Loans.

(m)	Levies and Duties

No state or registration duties or taxes or levies in connection with this Agreement and the Guarantee must be paid as of the date of this Agreement.

(n)	Regulated Procurement

No provisions of the Law on Regulated Procurement are applied to the execution and performance of this Agreement, the Guarantee and the Financial Documents to which the Guarantor is a party, by the Guarantor as of the date of this Agreement. The Guarantor does not give this representation concerning application of the Law on Regulated Procurement to any Party to the Financing.

3.2.	Term of Provision of Representations of Guarantor’s Circumstances

(a)	The Guarantor shall submit the representations of circumstances specified in this Article 3 as of the date of this Agreement.

(b)	Except where any Representations of Circumstances shall be submitted on a certain date, all Representations of Circumstances are considered to be submitted by the Guarantor subsequently on the date of each Disbursement Request, on each Disbursement Date and on the first day of each Interest Period.

(c)	If any Representations of Circumstances are provided again, they are extended to the circumstances existing at the time of their subsequent submission.

4.	OBLIGATIONS AND LIABILITY OF THE GUARANTOR

4.1.	Obligations of the Guarantor

The Guarantor is obliged for the entire Guarantee Validity Term in respect of the following:

(a)	Financial Statements

The Guarantor shall ensure that the Borrower provides the Credit Agent with a number of certified copies of the following documents that is sufficient for all Lenders:

(i)	consolidated financial statements of the Group for each fiscal year approved by the Auditors and prepared in accordance with IFRS as soon as they become available, but in any case, within 180 (one hundred and eighty) days from the end date of such fiscal year;

(ii)	consolidated financial statements of the Group for each fiscal half a year reviewed by the Auditors and prepared in accordance with IFRS as soon as they become available, but in any case, within 120 (one hundred and twenty) days from the end date of such fiscal half a year;

(iii)	the Group’s management statements for each quarter of the relevant fiscal year (including a profit and loss statement, a balance sheet and a cash flow statement) prepared in accordance with IFRS as soon as they become available, but in any case, within 60 (sixty) days from the end of such quarter of the relevant fiscal year; and

(iv)	the financial statements (including a profit and loss statement, a balance sheet and a cash flow statement) of the Borrower and Headhunter for each quarter of the relevant fiscal year prepared under RAS as soon as they become available, but in any case, within 40 (forty) days from the end date of such quarter of the relevant fiscal year.

(b)	Requirements to the Financial Statements

The Guarantor shall ensure that each set of financial statements provided in accordance with Article 17.1 (Financial Statements) of the Loan Agreement is prepared using the same accounting principles and for the same accounting periods that applied in preparation of the last reported Group financial statements (except for a possible change in accounting for capitalization of internal development). If any Debtor notifies the Credit Agent of any changes in accounting principles or reporting periods, the Guarantor agrees to ensure that its Auditors and auditors of the relevant Debtor provide the Credit Agent with:

(i)	a description of the changes to be made in the relevant financial statements in order to reflect changes in accounting principles and reporting periods that applied in preparation of the Original Financial Statements of the Group or the Debtor; and

(ii)	information in a form and content that meet the requirements of the Credit Agent and are sufficient to ensure that the Lenders can verify that the Borrower complies with the requirements of Article 18 (Financial Indicator Compliance Obligation) of the Loan Agreement and can adequately assess the Debtor’s financial position in accordance with the current financial statements compared to the Original Financial Statements of such Debtor.

(c)	Information: Other

(i)	The Guarantor shall provide the Credit Agent with:

(A)	simultaneously with sending to addressees, copies of all documents sent to all Guarantor’s lenders, or in case of any circumstances that have the Material Negative Impact, copies of all documents sent to all Guarantor’s members;

(B)	immediately after it becomes aware of the following facts, but within 5 Business Days from the date on which it becomes aware of such facts, details of any judicial, commercial, arbitration or administrative proceedings, including any investigative actions which result in or are highly likely to result in making any decisions, as a result of which the Group’s expenses will exceed 2.5 (two point five) percent of the Consolidated EBITDA; and

(C)	immediately upon its request, but within 5 (five) days from the date of the request, such additional information on the financial position and economic activities of any member of the Group that the Credit Agent may require in the interests of any Party to the Financing.

(ii)	The Guarantor shall notify the Credit Agent in writing of any of the following events immediately after the Guarantor becomes aware of them:

(A)	filing of a bankruptcy petition against the Pledgor to an arbitration court, and (or)

(B)	publication of a notice of the intention to apply with such petition in the manner prescribed by law; and (or)

(C)	impending filing of a bankruptcy petition on the basis of a received notice from a person intending to apply.

(d)	Auditors

The Guarantor shall not change its Auditors without the consent of the Majority of the Lenders, except for the Auditors for the financial statements of the Group and of its members prepared in accordance with IFRS, approved or authorized pursuant to this Agreement.

(e)	Notice of Default

(i)	The Guarantor shall notify the Credit Agent of any Default (and measures, if any, to eliminate such Default) immediately after it becomes aware of this fact if the Borrower has not notified the Credit Agent of such Default.

(ii)	At the request of the Credit Agent, the Guarantor agrees to submit to the Credit Agent an application signed by the sole executive body or an authorized representative of the Guarantor certifying that the Default has been eliminated or, if the Default continues, explaining the measures taken to eliminate it.

(f)	Client Data Verification

The Guarantor shall provide and undertakes to ensure that each of its Subsidiaries provides the Credit Agent with information and documents for the purposes of Article 17.8 (Client Data Verification) of the Loan Agreement.

(g)	Permissions and Corporate Approvals

(i)	The Guarantor shall timely receive, maintain and comply with and undertakes to ensure that each of its Subsidiaries timely receives, maintains and complies with the terms and conditions of any permits, consents and corporate approvals required by any applicable law in order to fulfill its obligations under the Financial Documents to which it is a party and to enable the use of the Financial Documents as evidence in arbitration proceedings and in courts of relevant jurisdictions, including arbitration courts.

(ii)	Except for obtaining of a license to work with personal data in the Republic of Azerbaijan, the Guarantor shall timely receive, maintain and comply with and undertakes to ensure that each of its Subsidiaries timely receives, maintains and complies with any permits, consents required under any applicable laws to conduct business activities of any member of the Group in the manner in which such business is carried out.

(h)	Prohibition Against Encumbrance of Assets

The Guarantor shall not create or allow and undertakes to ensure that each of the Subsidiaries of the Guarantor does not create or allow any Encumbrance on its assets without the prior written consent of the Credit Agent, except for:

(i)	Encumbrance of assets (except for those specified in Clause (d) below, without double counting) whose aggregate book value at any time does not exceed 5 (five) percent of the Consolidated EBITDA;

(ii)	Encumbrance arising under the Security Agreements;

(iii)	any Encumbrance arising by virtue of law in the ordinary course of business; and

(iv)	any Encumbrance in the form of the right to debit funds from an account with a prior acceptance by the payer or a similar debiting right if this results in debiting of such funds in an amount of not more than 5 (five) percent of the Consolidated EBITDA.

(i)	Asset Disposal

The Guarantor shall not sell, lease or otherwise dispose of any of its assets or property without the prior written consent of the Credit Agent and undertakes to ensure that any of its Subsidiaries does not sell, lease or otherwise dispose of any of its assets or property without the prior written consent of the Credit Agent, except for:

(i)	disposal of assets or property in the ordinary course of business;

(ii)	disposal of assets or property as part of the Permitted Reorganization;

(iii)	disposal of assets or property as part of restructuring due to the right of ownership to HEADHUNTER.KZ LLP;

(iv)	disposal of assets or property of the members of the Group in such aggregate book or market value (whichever is greater) obtained as a result of one or more transactions made during each consecutive 12 (twelve) months, as does not exceed 5 (five) percent of the Consolidated EBITDA;

(v)	disposal of shares of CV Keskus OU (a company registered at: Mustamae tee 46, Tallinna linn, Harju maakond 10621, registration number: 11325768) provided that the After-disposal Debt Ratio does not exceed the Debt Ratio as of the last Settlement Date. In order to comply with the After-Disposal Debt Ratio, the Guarantor (or another member of the Group) may, prior to payment of funds (obtained from CV Keskus OU shares sale) to another member of the Group or shareholders of the Guarantor, allocate a part of such funds (obtained from disposal of shares of CV Keskus OU) to a partial repayment of the Outstanding Loan under Article 8.3 (Voluntary Early Repayment of the Outstanding Loan) of the Loan Agreement. The Guarantor shall, within 5 (five) Business Days prior to the disposal of the shares of CV Keskus OU to the Credit Agent, ensure that the Borrower submits to the Credit Agent a certificate proving the Borrower’s fulfillment of the terms and conditions provided for in Clause (e) Article 19.3 (Asset Disposal) of the Loan Agreement. The Borrower or another member of the Group may pay funds obtained from disposal of shares of CV Keskus OU, to the shareholders of the Guarantor according to the disposal results only once.

(vi)	disposal of shares or participatory interest in the authorized capital of a member of the Group that is not the Debtor, except for CV Keskus OU, provided that after such disposal:

(A)	The Debt Indicator (as defined below) does not exceed 2.0:1; and

(B)	after payment of the Allocated Amount, the Debt Indicator does not increase in comparison with the Debt Ratio as of the last Settlement Date.

The disposal under this Clause (vi) must be carried out at arm’s length and subject to the terms and conditions provided for in Clause (f) Article 19.3 (Asset Disposal) of the Loan Agreement.

A member of the Group alienating the Alienated Group Member may, without the consent of the Credit Agent, pay the Allocated Amount in an amount that does not entail a violation of the financial indicator provided for in Sub-Clauses (A) and (B) of this Clause (vi). The Allocated Amount may be paid according to the results of the sale of the Alienated Group Member only once. A seller of the Alienated Group Member may use any funds remaining after payment of the Allocated Amount in consultation with the Credit Agent.

(vii)	For the purposes of Clauses (v) and (vi) above, the following definitions have the following meaning:

“Group Cash” means the Cash and Cash Equivalent belonging to the Group.

“Cash of the Alienated Group Member” means the Cash and Cash Equivalent belonging to the Alienated Group Member.

“Alienated Group Member” means a Group member which is not the Debtor (except for CV Keskus OU) whose shares or participatory interest in the authorized capital are to be disposed of.

“Debt Indicator” means the ratio of the Net Debt to the EBITDA.

“After-Disposal Debt Ratio” means an indicator calculated in case of disposal of shares or participatory interest in the authorized capital of a member of the Group (hereinafter referred to as the “Alienated Group Member”) by the following formula:

After-Disposal Debt Ratio = (A - B - C)/p - E),

where:

A means the Consolidated Net Debt as of the last Settlement Date;

B means an amount of the part of the Outstanding Loan repaid by the Borrower in advance at the expense of funds obtained from the disposal of shares or participatory interest in the authorized capital of the Alienated Group Member;

C means the Loan repaid by the Borrower within a period commencing on the expiry date of the last Settlement Period and ending on the day of submission of the certificate containing the calculation of a relevant After-Disposal Debt Ratio;

D means such Consolidated EBITDA for the most recent Settlement Date as determined in accordance with such Group’s latest financial statements for the relevant Settlement Period as prepared in accordance with IFRS and provided to the Credit Agent under Clause (a) or (b) of Article 17.1 (Financial Statements) of the Loan Agreement (or which was to be provided to the Credit Agent under the reporting terms provided for in Clause (a) or (b) of Article 17.1 (Financial Reporting) of the Loan Agreement); and

E means the EBITDA of the Alienated Group Member calculated on the basis of the management statements of the company of the Alienated Group Member as of the last Settlement Date using a calculation procedure similar to the calculation method of the Consolidated EBITDA.

“Purchase Price” means cash that is actually received as a result of sale of the Alienated Group Member.

“Allocated Amount” means a cash amount to be paid to the shareholders of Zemenik Trading as a result of disposal of the Alienated Group Member.

“Cash Amount” means an amount calculated as the difference between the Group Cash, the Cash of the Alienated Group Member and the Allocated Amount, plus the Purchase Price.

“Net Debt” means the difference between the Group’s Financial Indebtedness (taking into account the Group’s Financial Indebtedness to the Alienated Group Member recognized effectively after the disposal of the Alienated Group Member) and an amount of the Financial Indebtedness of the Alienated Group Member (excluding the Financial Indebtedness of the Alienated Group Member to other members of the Group) and the Cash Amount.

“EBITDA” means the difference between the Consolidated EBITDA and the EBITDA of the Alienated Group Member.

(j)	Acquisition of Assets

The Guarantor shall not purchase any assets without the prior written consent of the Credit Agent and undertakes to ensure that no Subsidiary purchases any assets without the prior written consent of the Credit Agent, except for the acquisition of assets:

(i)	in the ordinary course of business;

(ii)	as part of the Permitted Reorganization;

(iii)	as part of restructuring due to the right of ownership to HEADHUNTER.KZ LLP;

(iv)	by a member of the Group in such total amount paid by the member of the Group due to one or more transactions made during each consecutive 12 (twelve) months, as does not exceed 7.5 (seven point five) percent of the Consolidated EBITDA; or

(v)	purchased through the Permitted Financial Indebtedness.

(k)	Arm’s Length Transactions

(i)	The Guarantor may conclude deals with any persons only at arm’s length and undertakes to ensure that any of its Subsidiaries concludes deals with any person only at arm’s length.

(ii)	Clause (a) does not cover any transactions with the Debtors.

(l)	Lending

Except for the Permitted Loans, the Guarantor is not entitled to act as a lender in respect of any Financial Indebtedness without the prior written consent of the Credit Agent and undertakes to ensure that any of its Subsidiaries does not act as a lender in respect of any Financial Indebtedness without the prior written consent of the Credit Agent.

(m)	Provision of Guarantees and Suretyships

(i)	The Guarantor is not entitled to act as a guarantor or surety for the obligations of any person without the prior written consent of the Credit Agent and undertakes to ensure that any of its Subsidiaries does not act as a guarantor or surety for the obligations of any person without the prior written consent of the Credit Agent; and

(ii)	The provisions of Clause (i) above do not apply when such guarantee or suretyship secures the performance of the obligations of another member of the Group:

(A)	created through the Permitted Financial Indebtedness; or

(B)	claims under such guarantee or suretyship are subordinated to the obligations of the Guarantor under the Financial Documents pursuant to the Intercreditor Agreement, in any case without double counting.

(n)	Financial Indebtedness

The Guarantor shall not enter into any transactions which will result in the Financial Indebtedness for the Guarantor and shall not allow the existence of an overdue Financial Indebtedness, and undertakes to ensure that any of its Subsidiaries does not enter into any transaction which will result in the Financial Indebtedness for the Borrower’s Subsidiary and shall not allow the existence of an overdue Financial Indebtedness without the prior written consent of the Credit Agent, except for the Permitted Financial Indebtedness.

(o)	Fulfillment of Subsequent Conditions

The Guarantor shall comply with and undertakes to ensure that any of its Subsidiaries complies with the terms and conditions set forth in the Loan Agreement, all related subsequent conditions specified in Part 2 of Appendix 2 (Requirements to the Borrower for Obtaining a Loan under Tranche A and Tranche B) to the Loan Agreement.

(p)	Net Assets

The Guarantor shall ensure that as at the end of each fiscal half a year within the validity term of this Agreement such amount of the Guarantor’s net assets and the net assets of the Borrower and Headhunter as determined for the Borrower and Headhunter under the financial statements submitted under Clause (d) Article 17.1 (Financial Statements) of the Loan Agreement and as determined for the Guarantor under the financial statements submitted under Clauses (a) or (b) Article 17.1 (Financial Statements) of the Loan Agreement is positive.

(q)	Change of Business Activity

The Guarantor shall not make any significant changes in the main areas of its economic activities and undertakes to ensure that each of its Subsidiaries does not make any significant changes in the main areas of its economic activities without the prior written consent of the Credit Agent. For the avoidance of doubt, this Clause (q) does not apply to the reduction or termination of the economic activities of Headhunter as a result of the Permitted Reorganization.

(r)	Existing Business Contracts

The Guarantor shall maintain the Existing Business Contracts up to the Final Redemption Date or, if it is commercially justified, conclude new contracts on similar terms at least one month before the expiration of the Existing Business Contracts.

(s)	Taxation

The Guarantor shall pay taxes and levies in a timely manner under the laws of the Republic of Cyprus (hereinafter referred to as the “Mandatory Payments”) and shall ensure that each of its Subsidiaries timely pays the Mandatory Payments in accordance with the applicable law, with the exception of:

(i)	the Mandatory Payments which are contested by the Guarantor or any of its Subsidiaries in the manner prescribed by law; and

(ii)	the Mandatory Payments and costs for their contestation, for which there were created reserves recognized in the most recent financial statements submitted to the Credit Agent pursuant to Article 17.1 (Financial Statements) of the Loan Agreement; and

(iii)	a case where failure to pay such Mandatory Payments will not have the Material Negative Impact.

(t)	Equal Status of Obligations

The Guarantor shall ensure that its obligations hereunder (when they are to be fulfilled) shall be deemed to be of the same class as its other existing and future unsecured payment obligations and that any of its Subsidiaries shall ensure that the Guarantor’s obligations hereunder (when they are to be fulfilled) shall be deemed to be of the same class as other existing and future unsecured payment obligations of such Subsidiary, except for any obligations, whose primary satisfaction is directly provided for by law.

(u)	Group Structure Scheme

The Guarantor shall ensure maintaining the existing structure of the Group in accordance with the Group Structure Scheme. This obligation does not apply to any actions permitted or provided for under the Financial Documents.

(v)	Access

When the Default occurs and remains uneliminated or when there are sufficient grounds for the Credit Agent to believe that the Default may occur, the Guarantor shall, at the request of the Credit Agent, provide (and ensure that each of its Subsidiaries provides) the Credit Agent and/or its auditors or other professional advisers free access to its premises, assets and primary accounting and tax accounting documents (on paper or electronic media), including issue of powers of attorney for the persons concerned, as well as organize a meeting with the Group management.

(w)	Additional General Obligations

The Guarantor shall, at the request of any Party to the Financing, at its own expense, take any actions and sign any documents and ensure that any of its Subsidiaries, at such Subsidiary’s own expense, takes any action and signs any documents necessary to ensure the validity and proper performance of the Financial Documents. In particular, the Guarantor shall, at its own expense, at the request of the Credit Agent, ensure:

(i)	taking all actions necessary to ensure the validity of the Borrower’s Pledge Agreement and the Headhunter’s Pledge Agreement if any Lender other than the Original Lender acquires any rights (claims) to the Borrower and (or) obligations to grant the Loan pursuant to the provisions of Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders) of the Loan Agreement;

(ii)	entering into supplementary agreements to the Borrower’s Pledge Agreement and the Headhunter’s Pledge Agreement (on such terms and conditions as acceptable to the Lenders).

(x)	Reorganization and Reduction of the Authorized Capital

The Guarantor shall not reorganize or reduce its authorized, additional or another capital and undertakes to ensure that any Subsidiary of the Guarantor does not reorganize or reduce its authorized, additional or another capital without the prior written consent of the Credit Agent, except for (i) the Permitted Redemption , (ii) the payments provided for in Sub-Clauses (c) and (d) of the definition “Authorized Payments” of Clause 1.1 (Terms) of the Loan Agreement in the form of a reduction in the additional capital of the Guarantor because of allocation of these amounts to the Guarantor’s shareholders and (iii) the reduction of the Guarantor’s additional capital by a total amount not exceeding the amount of the Outstanding Loan relating to Tranche B and Tranche D because of allocation of these amounts to the Guarantor’s shareholders provided for by Sub-Clause (c) of Article 3 (Purpose) of the Loan Agreement.

(y)	Issue of New Shares and Increase in the Authorized Capital

The Guarantor shall not increase its authorized capital and undertakes to ensure that any Subsidiary of the Guarantor does not issue new shares and does not increase its authorized capital without the prior written consent of the Credit Agent, except for the cases:

(i)	when a member of the Group acquires such issued shares or increases its participatory interest in the authorized capital of its Subsidiary; and

(ii)	if shares or participatory interests in the authorized capital of such Subsidiary are pledged in favor of the Lenders under the Pledge Agreement, such Pledge Agreement will cover all 100 (one hundred) percent of shares or participatory interests in the authorized capital of such Subsidiary owned by the Group members or the Pledgors.

(z)	Amendments to the Constituent Documents

The Guarantor shall not make amendments to its constituent documents, including those related to any changes in the legal form or name of the Guarantor, and undertakes to ensure that no Debtor makes amendments to its constituent documents, including those related to any changes in its legal form or name, without the prior written consent of the Credit Agent, except for any technical changes and cases where changes are required under applicable laws.

(aa)	Payment of Dividends and Redemption of Shares / Participatory Interests

(i)	The Guarantor shall not, without the prior written consent of the Credit Agent, declare or pay any dividends or repurchase its participatory interests (except where required by the applicable law) and shall ensure that the Borrower and the other Debtors do not, without the prior written consent of the Credit Agent, declare or pay any dividends or repurchase its participatory interests (except where required by the applicable laws), except for the following cases:

(A)	payment of allocated profit by any Debtor to another Debtor or by any member of the Group to the Borrower or any Guarantor;

(B)	payment of allocated profit (inter alia, as the Permitted Redemption) to the Guarantor’s shareholders in an amount not exceeding 50 (fifty) percent of the Adjusted Consolidated Net Profit of the Group in case of confirmation by the Credit Agent that the value of the Adjusted Debt Ratio does not exceed 2.9:1;

(C)	payment of allocated profit (inter alia, as the Permitted Redemption) to the Guarantor’s shareholders in an amount not exceeding 70 (seventy) percent of the Adjusted Consolidated Net Profit of the Group in case of confirmation by the Credit Agent that the value of the Adjusted Debt Ratio does not exceed 2.7:1;

(D)	payments of the Allocated Profit by any member of the Group to any minority shareholders, provided that similar payments are made to shareholders (members) (being members of the Group) of such member of the Group in proportion to their participatory interest in the authorized capital of such member of the Group.

If any payments provided for by Sub-Clauses (B) or (C) above are made, the Guarantor undertakes to ensure that the Borrower submits to the Credit Agent the calculation of the Adjusted Debt Ratio at least 5 (five) business days prior to such payment.

(ii)	For the purposes of this Clause (aa):

“Consolidated Net Profit of the Group” has the meaning specified in Article 18.7 (Definitions) of the Loan Agreement.

“Adjusted Consolidated Net Profit of the Group” means, as of the last Settlement Date, the Consolidated Net Profit of the Group for the Settlement Period ending on such Settlement Date, excluding:

(A)	gains and losses arising out of any revaluation of any asset;

(B)	impairment of goodwill;

(C)	amortization and depreciation of the following intangible assets (identified at the acquiring of HeadHunter FSU in the Group’s 2016 financial statements prepared in accordance with IFRS based on the standard of IFRS 3), provided that such amortization / impairment of the intangible assets will be indicated in the financial indicator compliance certificate submitted by the Borrower to the Credit Agent together with the financial statements of the Group for the year 2016 under Article 17.2 (Financial Indicator Compliance Certificate) of the Loan Agreement:

(1)	the trademark “hh”;

(2)	the trademark “CV Keskus”;

(3)	the CV database of hh.ru;

(4)	the CV database of CV Keskus;

(5)	relations between Headhunter and its clients;

(6)	relations between CV Keskus and its clients; and

(7)	hh.ru website software;

(D)	any non-monetary gains or losses from the Incentive Plans Based on the Group’s Equity Instruments; and

(E)	any income tax recognized in the Consolidated Net Profit of the Group for the non-monetary gains and losses as described in Clauses (A)—(D) above; and

(F)	gains and losses from any provision for a deferred tax on retained earnings.

“Adjusted Debt Ratio” means, as of the last Settlement Date, such ratio of the Consolidated Net Debt (as of such Settlement Date) and the Dividend Amount to the Consolidated EBITDA as calculated on the basis of the consolidated financial statements of the Group (provided to the Credit Agent under Clause (a) or (b) of Article 17.1 (Financial Statements) of the Loan Agreement) as of the Settlement Date occurred within 5 (five) months prior to the date of payment of the allocated profit under Sub-Clauses (B) or (C) Clause (i) above.

“Dividend Amount” means an amount of dividends: (i) paid to the Guarantor’s shareholders during a fiscal half a year ending on the last Settlement Date and (ii) planned for payment to the Guarantor’s shareholders during a fiscal half a year beginning on a day immediately after such Settlement Date.

4.2.	Irrevocability of the Security

The obligations of the Guarantor under this Agreement and the Guarantee:

(a)	are an irrevocable security according to the provisions of Article 5.1 (Validity Term);

(b)	supplement any other security and are unimpaired by any other security that is now or hereafter provided to the Lenders for all or any of the Secured Obligations;

(c)	are not affected by any reorganization of the Guarantor and (or) the Borrower, including, but not limited to, any changes in the legal form of the Guarantor and/or the Borrower;

(d)	continue to be valid during any liquidation or insolvency (bankruptcy) procedure initiated against the Guarantor and (or) the Borrower, or during any reorganization of the Guarantor and (or) the Borrower to the extent permitted by the applicable law; and

(e)	continue to be valid until terminated hereunder.

4.3.	Material Change in Circumstances

Such material change in circumstances as described in Article 451 of the Civil Code does not justify revoking of the Guarantee, amending or terminating this Agreement on the initiative of the Guarantor and (or) the Borrower.

4.4.	Waiver of Defense against Claims of the Lenders

(a)	Any dispute between the Guarantor, the Borrower and (or) any other Debtor, as well as between the Guarantor, the Borrower and (or) any other Debtor, on the one hand, and the Lenders, on the other hand, does not relieve the Guarantor from fulfilling the obligations under this Agreement and under the Guarantee.

(b)	The Guarantor is not entitled:

(i)	to file any such counterclaims or objections against any claims of the Lenders which the Borrower or another Debtor could submit; and

(ii)	to fail to fulfill any obligations under this Agreement and the Guarantee or postpone their fulfillment, referring to the existence of any dispute between the Borrower or another Debtor, on the one hand, and the Lenders, on the other hand.

4.5.	Change in the Secured Obligations

The Guarantor hereby expresses its consent to be jointly liable with the Borrower, irrespective of whether the terms and conditions of the Loan Agreement will be amended in any way, including any amendments leading to an increase in the volume of the Secured Obligations or other adverse consequences for the Guarantor. No additional written consent of the Guarantor is required for such amendment.

4.6.	Amendments

(a)	The Guarantor may not revoke or amend the Guarantee.

(b)	Any term or condition of this Agreement and the Guarantee may be amended by a written agreement signed by the Parties.

(c)	In case of any amendment to the terms and conditions of the Loan Agreement, the Guarantor and the Borrower shall, at the request of the Credit Agent, enter into an agreement with the Lender within a period agreed by the Parties to make relevant amendments to this Agreement and the Guarantee if, according to the current legislation (including the judicial practice then existing) such amendments are necessary for the Guarantee to remain valid and to ensure the complete fulfillment of the Secured Obligations, taking into account amendments to the Loan Agreement.

4.7.	Reimbursement to the Guarantor

(a)	The Guarantor hereby confirms that the Lender’s claims (filed directly by the Lender or through the Credit Agent) under the Loan Agreement shall take precedence over the Guarantor’s claims with respect to the Reimbursement for the Amounts Paid under the Guarantee.

(b)	The Guarantor hereby undertakes:

(i)	not to file any claims against the Borrower for the Reimbursement for the Amounts Paid under the Guarantee until the Secured Obligations are fully repaid;

(ii)	until the Secured Obligations are fully repaid, to refrain from assignment or any other transfer of its claims of the Reimbursement for the Amounts Paid under the Guarantee, and from encumbrance of such claims in favor of third parties (excluding the Credit Agent and (or) the Lenders in connection with the Loan Agreement), without the prior written consent of the Credit Agent acting under the provisions of the Loan Agreement; and

(iii)	without prejudice to the other provisions of this Agreement, if the Guarantor receives the Reimbursement for the Amounts Paid under the Guarantee in violation of the terms or conditions of this Agreement, to immediately transfer the amount received by the Guarantor as a result of the Reimbursement for the Amounts Paid under the Guarantee to the Credit Agent’s Account.

(c)	In accordance with the provisions of Article 309.[1] paragraph 2 of the Civil Code, after the Guarantor’s transfer of an amount received by the Guarantor as a result of the Reimbursement for the Amounts Paid under the Guarantee to the Credit Agent’s Account, the Lenders’ claim to the Borrower in the relevant part passes to the Guarantor. The Guarantor that has transferred such amount to the Credit Agent’s Account may file such claim to the Borrower only after the Secured Obligations are fully repaid.

(d)	Until the Secured Obligations are fully repaid, the Borrower undertakes to refrain from the Reimbursement for the Amounts Paid under the Guarantee, without the prior written consent of the Credit Agent acting pursuant to a resolution of the Qualified Majority of the Lenders.

5.	VALIDITY TERM

5.1.	Validity Term

The Guarantee is issued for a period from the Issue Date through a date that occurs after 96 months from the date of Amendment Agreement No. 3. This Agreement shall become effective on the date of its signing indicated at the beginning of this Agreement, and shall remain in force until the obligations under the Guarantee issued hereunder are completely fulfilled.

5.2.	Continuing Obligations

The obligations of the Guarantor under this Agreement and the Guarantee are permanent and are not considered fulfilled by any partial payment or partial fulfillment of all or any of the Secured Obligations.

6.	PAYMENT CLAIM, PAYMENTS, TAXES AND CURRENCY

6.1.	Payment Claim

If the Secured Obligations are not fulfilled, as specified in Article 2 (Independent Guarantee and Reimbursement of Losses), the Original Lender (or, after assignment under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), the Credit Agent acting on behalf of the Lenders) shall send the Guarantor a Payment Claim and a copy of the notice of the Original Lender or the Credit Agent, respectively, sent to the Borrower under Article 21.18 (Acceleration) of the Loan Agreement. The Guarantor shall make a payment against the Payment Claim within a period not exceeding 5 (five) Business Days from the date when the Guarantor receives the Payment Claim.

6.2.	Accounts for Receipt of Payments

(a)	The obligations of the Guarantor set forth in Article 6.1 (Payment Claim) are fulfilled by payment of an amount specified in the Payment Claim to the account of the Original Lender (or after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), to the account of the Credit Agent acting on behalf of the Lenders).

(b)	Any amounts received by the Credit Agent are to be allocated among the Lenders by the Credit Agent in accordance with the Proportional Share of each Lender in the manner provided for in the Loan Agreement. The provisions of this Clause shall come into force from the assignment of the rights (claims) under this Agreement and the Guarantee by the Original Lender in accordance with Article 9.2 (Transfer of Rights by the Lenders).

6.3.	Payments

Any amounts due to the Lenders under this Agreement and the Guarantee shall be paid by the Guarantor to the Original Lender to the account of the Original Lender in Rubles (or after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders) to the Credit Agent to the Credit Agent’s account for allocation among the Lenders).

6.4.	Performance of the Guarantor’s Obligations

Any pecuniary obligations of the Guarantor under this Agreement and the Guarantee shall be deemed fulfilled on the date of crediting of funds in Rubles to the account of the Original Lender in Rubles (or, after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), to the Credit Agent’s account for allocation among the Lenders). If this Agreement, the Guarantee or any other Financial Document establishes the time prior to which the Guarantor’s obligations are to be fulfilled, the Guarantor shall ensure before the set deadline that funds are credited to the account of the Original Lender (or, after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), to the Credit Agent’s account).

6.5.	Withholding and Deduction

All payments made by the Guarantor under this Agreement and the Guarantee shall be without any deductions or withholdings, except for the deductions and withholdings expressly established by the applicable law. If the current legislation contains a requirement for any deductions or withholdings in respect of payments provided for in this Agreement and the Guarantee, the Guarantor shall:

(a)	ensure that such deductions or withholdings do not exceed an amount provided for by law;

(b)	promptly pay the Original Lender (or, after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), to the Credit Agent for allocation among the Lenders) an additional amount so that the total amount received by the Lenders is equal to the amount that would have been received by the Lenders if such deductions or withholdings were not made.

6.6.	Receipt of Payments in Other Currencies

The Guarantor shall make all payments under this Agreement and the Guarantee in Rubles, except for compensation to the Lenders of any costs incurred in connection with this Agreement and with the Guarantee, which shall be paid by the Guarantor in the same currency in which they arose (the “Agreement Currency”) if payments in such currency do not contradict the legislation. The payment obligations of the Guarantor are deemed to be performed only if the respective amounts are received by the Credit Agent in the Agreement Currency. If any amounts under this Agreement and the Guarantee are received against the obligations of the Guarantor in a currency other than the Agreement Currency, and the Original Lender (or, after assignment of rights (claims) under this Agreement and the Guarantee in accordance with Article 9.2 (Transfer of Rights by the Lenders), the Credit Agent) converts the received amount into the Agreement Currency, the Guarantor shall reimburse the Original Lender or the Credit Agent, respectively, for its expenses related to the conversion of the received amount to the Agreement Currency (at an internal currency rate of the Bank of the Account) and compensate the difference between an amount due from the Guarantor in the Agreement Currency and an amount received by the Credit Agent as a result of converting the funds received from the Guarantor into the Agreement Currency.

6.7.	Prohibition of Set-Off or Counterclaim

Performance of the Guarantor’s obligations to make any payments provided for in this Agreement and the Guarantee is not a counterclaim for performance of the Lenders’ obligations in the meaning of Article 328 of the Civil Code. The obligations of the Guarantor to make any payments provided for by this Agreement and the Guarantee may not be stopped by offsetting any counterclaims of the Guarantor to the Lenders. The Parties agree in accordance with Article 411 of the Civil Code that the Guarantor may not terminate the claims of the Lenders to the Guarantor by set-off.

6.8.	Maturity Date

If any maturity date under this Agreement or the Guarantee falls on a day other than a Business Day, such payment must be made on the previous Business Day.

6.9.	Value-Added Tax

All amounts payable under this Agreement and the Guarantee by the Guarantor to any Lender are specified without VAT. If VAT is payable, the Guarantor shall pay an amount of VAT (at a rate effective at the date of payment) to the Lenders (in addition to any amounts payable).

6.10.	Use of Received Funds

All funds received by the Lenders under this Agreement and the Guarantee shall be used by the Lenders to settle the Secured Obligations in accordance with the order of priority specified in the Loan Agreement respectively; each Lender shall receive part of the money received by the Lenders under this Agreement and the Guarantee according to its Proportional Share; no rights of the Lenders to recover any underpaid amounts from the Guarantor or any other persons, as provided for in the Loan Agreement, shall be infringed; and the Guarantor may not prevent such use.

Any surplus cash remaining after the full performance of the Secured Obligations (that is, the full payment of principal, interest and commissions payable by the Borrower, but not paid, as well as any other payments due under the Loan Agreement) shall, within 3 (Three) Business Days from the date of receipt of the bank details from the Guarantor, be paid to the Guarantor according to the bank details specified by it.

7.	NOTICES

7.1.	Written Form

Any messages sent by the Parties under this Agreement and the Guarantee shall be in writing and may be sent by courier, by mail with return receipt, and, unless otherwise provided, by fax or by other means enabling to reliably establish that a message is from a Party to this Agreement. For the purposes of this Agreement and the Guarantee, a message transmitted using electronic means of communication shall be deemed to be in writing.

7.2.	Addresses

(a)	Unless otherwise provided for below, the contact details of each Party for all messages in connection with this Loan Agreement and the Guarantee are data which such Party reported to the Credit Agent for this purpose.

(b)	Contact details of the Guarantor:

ZEMENIK TRADING LIMITED

Address:	42 Dositheou, Strovolos 2028, Nicosia, Cyprus

Fax:	+357 2267 9096

E-mail:	info@fiduserve.com

Attn:	The Directors / Stelios Haralambous

(c)	Contact details of the Borrower:

Zemenik Limited Liability Company

Address:	4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation, 125319

Fax:	+7 495 974-64-27

E-mail:	karen.agayan@arpartners.ru

Attn:	Karen Eduardovich Agayan

(d)	Contact details of the Original Lender:

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

Location:	29, Bolshaya Morskaya St., Saint Petersburg, the Russian Federation, 190000

Mail address:	43 Vorontsovskaya St., bld. 1, Moscow, 109147

Telex:	412362 BFTR RU

Telephone:	+7 495 956-71-48

Fax:	+7 495 775-54-54

E-mail:	loanadmin@msk.vtb.ru, TM21@msk.vtb.ru

Attn:	Credit Authority

(e)	Any Party may change its contact details sending the Credit Agent an appropriate notice at least 5 (five) Business Days prior to such change. The Credit Agent shall notify all other Parties of any change in contact details.

(f)	If a Party specifies a particular division or official as a recipient of a message, such message shall not be considered to be sent if such division or official is not designated as the recipient.

7.3.	Notice Delivery

(a)	Any message or document sent by a Party to another Party in connection with this Agreement and the Guarantee shall be deemed to have been received (except for a notice sent in accordance with the laws of the Russian Federation in case of filing of any claims under the Guarantee and any other cases expressly provided for by the Agreement and the Guarantee):

(i)	after receiving a message in a legible form when sent by fax or by another method which allows to establish reliably that the message is from a Party hereto; or upon delivery to the appropriate address when sent by courier; or

(ii)	upon delivery to the appropriate address or after 5 (five) Business Days after submitting to the post office when sent by mail with return receipt, whichever occurs first.

(b)	All notices sent by the Guarantor or to the Guarantor’s address shall be transmitted through the Credit Agent.

7.4.	Language

Any notice or message sent by a Party in connection with this Agreement and the Guarantee must be in the Russian language. For the avoidance of doubt, the text is in Russian and may be accompanied by a translation into English; the text in Russian shall prevail.

8.	MISCELLANEOUS

8.1.	Partial Invalidity

If any provision of this Agreement is or becomes illegal, invalid or unenforceable, this does not affect the legality, validity or enforceability of any other provision of this Agreement.

8.2.	Wording

The Parties acknowledge that the terms and conditions of this Agreement, as well as its wording, have been jointly determined by the Parties, each Party was equally able to influence the content of this Agreement based on its own reasonable interests.

9.	CLAIM ASSIGNMENT AND DEBT TRANSFER

9.1.	Claim Assignment and Debt Transfer

Neither the Guarantor nor the Borrower may assign its rights or transfer the debt under this Agreement and the Guarantee or otherwise dispose of any of its rights and (or) obligations under this Agreement and the Guarantee without the written consent of all Lenders.

9.2.	Transfer of Rights by the Lenders

(a)	The Lender may, without the consent of the Guarantor and the Borrower, assign all or part of its rights (claims) under this Agreement and the Guarantee to any person to whom it has assigned its rights under the Loan Agreement, in accordance with the requirements established by Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders) of the Loan Agreement.

(b)	If the Lender assigns its rights (claims) under Clause (a) above, the Lenders that have wholly or partially assigned the rights (claims) under this Agreement and the Guarantee become beneficiaries under this Agreement and the Guarantee issued hereunder.

(c)	If the Lender assigns its rights (claims) under Clause (a) above, the Guarantor shall, at its own expense, take any actions and sign any documents necessary for the purposes of exercising and protecting the rights of the Lenders as beneficiaries under the Guarantee provided for by this Agreement and the Guarantee issued hereunder. In particular, the Guarantor shall, at its own expense, at the request of the Credit Agent, ensure:

(i)	taking all actions necessary to ensure the validity of this Agreement and the Guarantee issued hereunder; and

(ii)	entering into a new Independent Guarantee Issue Agreement with the Lenders and issuing a new Independent Guarantee on the terms and conditions similar to those of this Agreement and the Guarantee issued hereunder.

9.3.	Debt Transfer

If the Borrower assigns or transfers its debt (in whole or in part) under the Loan Agreement (with the consent of all Lenders) to another person under the terms and conditions provided for in the Loan Agreement or transfers the Borrower’s obligations under the Loan Agreement to another person through a universal succession, the Guarantor hereby expresses its consent to such assignment or transfer of the debt and agrees to be jointly liable with the new borrower in the amount of the Secured Obligations.

10.	APPLICABLE LAW

This Agreement and the rights and obligations of the Parties arising out of this Agreement shall be governed and construed by the laws of the Russian Federation.

11.	DISPUTE SETTLEMENT

(a)	If any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be subject to pre-trial settlement by sending a respective claim by either Party to the other Party. If a Party does not receive an answer to the sent claim and if the dispute is not settled within 10 (ten) Business Days from the date of receipt of the claim by the other Party, such dispute may be referred to court under Sub-Clause (b) below.

(b)	According to the provisions of Sub-Clause (a) above, if any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

12.	COUNTERPARTS

This Agreement has been made in 3 (three) counterparts of equal legal effect, all of which together shall constitute one and the same instrument, one counterpart for each Party.

APPENDIX 1

TERMS OF THE LOAN AGREEMENT

In the Loan Agreement, except where the context otherwise requires: “Auditors” means

(a)	KPMG Joint-Stock Company, Deloitte CIS Holdings Limited, PricewaterhouseCoopers Consulting LLC, or Ernst & Young Global Limited for the financial statements of the Group and its members prepared under IFRS; and

(b)	any company listed in Clause (a) above, Moore Stephens LLC, FinExpertiza LLC, BDO CJSC, FBK LLC, and 2K—Business Consulting CJSC, and any other audit firm approved by the Majority of the Lenders for the financial statements of members of the Group prepared under any Applicable Accounting Standards other than IFRS.

“Affiliate” means a Subsidiary or an Associated Company of such person or a Holding Company of such person or any other Subsidiary or Associated Company of such Holding Company.

“Basel II” means the recommendations contained in the document adopted by the Basel Committee on Banking Supervision in June 2004 “International Convergence of Capital Measurement and Capital Standards: a Revised Framework”.

“Basel III” means:

(a)	the recommendations contained in the documents published by the Basel Committee on Banking Supervision in December 2010: “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer”, as amended;

(b)	such recommendations for global systemically important banks as contained in a document published by the Basel Committee on Banking Supervision in November 2011 “Global systemically important banks: Assessment methodology and the additional loss absorbency requirement. Consultative Document”, as amended; and

(c)	any other documents, explanations or standards published by the Basel Committee on Banking Supervision with respect of Basel III.

“Majority of the Lenders” means:

(a)	in a period up to the Settlement Date, the Lenders whose Loan Limits together amount to 75 (seventy-five) percent or more of the Aggregate Loan Limit;

(b)	if there is no Outstanding Loan and the Aggregate Loan Limit has been reduced to zero, the Lenders whose Loan Limits together amount to 75 (seventy-five) percent or more of the Aggregate Loan Limit immediately prior to the date of such reduction; or

(c)	in any other period of time, the Lenders whose participation in the Outstanding Loan, their Unused Loan Limit and the Amount to be provided together amount to 75 (seventy-five) percent or more of the total amount of the Outstanding Loan, the Aggregate Unused Loan Limit and the Amount to be granted by all Lenders.

“Revenue” means, in relation to any Debtor, the revenue of such Debtor determined under the financial statements prepared pursuant to the Applicable Accounting Standards and provided under Article 17.1 (Financial Statements).

“Guarantor” means each of HeadHunter FSU, Zemenik Trading, and Headhunter, and each Additional Guarantor.

Contracting State to a Double Taxation Agreement

means a state that has entered into the Double Taxation Agreement with the Russian Federation.

“Civil Code” means the Civil Code of the Russian Federation.

“Group” means, for the purposes of this Agreement, Zemenik Trading, as well as the Subsidiaries of Zemenik Trading whose financial statements are consolidated with the financial statements of Zemenik Trading under IFRS in the relevant period of time.

“Disbursement Date” means every date on which the Credit Agent transfers the Loan or its part specified in the Disbursement Request to the account of the Borrower.

“Date of the Final Redemption of Tranche A and Tranche B” means a date coming in 1,824 (one thousand eight hundred and twenty-four) calendar days from the date of this Agreement.

“Date of the Final Redemption of Tranche C and Tranche D” means a date coming in 1,825 (one thousand eight hundred and twenty-five) calendar days from the date of Amendment Agreement No. 3.

“Interest Payment Date” means March 31, June 30, September 30 and December 31 of each year; and if the relevant day is not a Business Day, “Interest Payment Date” means the Business Day preceding a day specified above.

“Cash” has the meaning specified for this term in IFRS. “Pledge Agreement” means each of the following contracts:

(a)	the Borrower’s Pledge Agreement;

(b)	the Headhunter’s Pledge Agreement;

(c)	the Headhunter FSU’s Pledge Agreement;

(d)	the Zemenik Trading’s Pledge Agreement;

(e)	each Supplementary Pledge Agreement.

“Borrower’s Pledge Agreement” means an agreement of pledge of a participatory interest in the authorized capital of the Borrower governed by the Russian law, executed between the Lenders and Zemenik Trading to ensure performance of the Borrower’s obligations hereunder.

“Headhunter’s Pledge Agreement” means an agreement of pledge of a participatory interest in the authorized capital of the Headhunter governed by the Russian law, executed between the Lenders and Headhunter FSU to ensure performance of the Borrower’s obligations hereunder.

“Headhunter FSU’s Pledge Agreement” means an agreement of pledge of shares in Headhunter FSU governed by the Cyprus law, executed between the Lenders and the Borrower to ensure performance of the Borrower’s obligations hereunder.

“Zemenik Trading’s Pledge Agreement” means each agreement of pledge of shares in Zemenik Trading governed by the Cyprus law, executed between the Lenders, Highworld and ELQ Investors VIII to ensure performance of the Borrower’s obligations hereunder.

“Sale and Purchase Agreement 1” means an agreement of sale and purchase of 100 (one hundred) shares in the authorized capital of HeadHunter FSU executed between the Seller as the seller and Zemenik Trading as the buyer on February 24, 2016.

“Sale and Purchase Agreement 2” means an agreement of sale and purchase of 50 (fifty) percent minus one share in the authorized capital of HeadHunter FSU executed between Zemenik Trading as the seller and the Borrower as the buyer and providing for payment through such accounts of parties to Sale and Purchase Agreement 2 as opened with the Credit Agent, RCB Bank Ltd. (Cyprus) or with any banks affiliated to the Credit Agent.

“Double Taxation Agreement” means a double taxation agreement between a foreign state and the Russian Federation which provides for a full or partial exemption from payment of income tax in the Russian Federation for such income as paid to foreign organizations and provided for in this Agreement.

“Security Agreement” means:

(a)	each Pledge Agreement;

(b)	each Independent Guarantee; and

(c)	each Supplementary Guarantee.

“Lender’s Assignment Agreement” means an agreement made primarily in the form of Appendix 4 (Form of the Lender’s Assignment Agreement) or in any other form by virtue of which the Existing Lender (as defined in Article 22 (Substitution of Parties) assigns its rights and (or) transfers its obligations under this Agreement to the New Lender (as defined in Article 22 (Substitution of Parties)).

“Document Related to the Reorganization” has the meaning specified in Amendment Agreement No. 2.

“Equity Instruments of the Group” means shares or participatory interests in the authorized capital of any member of the Group, as well as options or other instruments securing the right of their owner to acquire or receive shares or participatory interests in the authorized capital of any member of the Group.

“Debtor” means the Borrower and each Guarantor.

“Highworld’s Dollar Loan” means a loan of USD 27,031,978 granted under a loan agreement between Zemenik Trading (as the borrower) and Highworld (as the lender) on February 24, 2016.

“Supplementary Guarantee” has the meaning specified in Article 18.5 (Provision of Supplementary Guarantees).

“Additional Guarantor” has the meaning specified in Article 18.5 (Provision of Supplementary Guarantees).

“Supplementary Pledge Agreement” has the meaning specified in Article 18.5 (Provision of Supplementary Guarantees).

“Subsidiary” means any legal entity, if another (parent) company or partnership:

(a)	owns the majority of voting rights in such legal entity; or

(b)	has an equity participation and may appoint or dismiss the majority of members of the executive body of such legal entity; or

(c)	is entitled to exert a dominant influence on such legal entity by virtue of the provisions contained in the constituent documents of such legal entity or in a management agreement; or

(d)	is a member (shareholder) of such legal entity and independently or jointly (with other members) controls the majority of votes in this legal entity; or

(e)	controls such legal entity,

including any legal entity whose authorized capital shares or participatory interests are subject to the Encumbrance, and the ownership of such encumbered shares or participatory interests is registered by virtue of such Encumbrance in favor of the secured party or a nominee acting in favor of such party.

“Associated Company” means any legal entity in which the first legal entity owns 20 (twenty) percent or more (but not more than 50 (fifty) percent) of the authorized capital.

“Representations of Circumstances” means the representations of the Borrower in Article 16 (Representations of Circumstances).

“Bankruptcy Law” means Federal Law of the Russian Federation No. 127- — dated October 26, 2002, “On Insolvency (Bankruptcy)”.

“Law on Credit Histories” means Federal Law of the Russian Federation No. 218- — dated December 30, 2004, “On Credit Histories”.

“Law on Regulated Procurement” means Federal Law of the Russian Federation No. 223- — dated July 18, 2011, “On Procurement of Goods, Works, Services by Separate Types of Legal Entities”

“Pledgor” means the Borrower, HeadHunter FSU, Zemenik Trading, Highworld, and ELQ Investors VIII, as well as each pledgor under each Supplementary Pledge Agreement.

“Disbursement Request” means such request of the Borrower for disbursement of the Loan as prepared in general in the form of Appendix 3 (Form of the Disbursement Request).

“Intellectual Property” means the Trademarks of the Debtors, domain names (including the Websites of the Debtors) registered in the name of Group’s members, a database and other intellectual property, the rights to which belong to Group’s members specified in Appendix 8 (Intellectual Property), and similar significant intellectual property owned by the Additional Guarantors (if such Additional Guarantors are not the Debtors at the date of this Agreement).

“Exceptional Income or Expenses” means any income or expenses arising out of extraordinary circumstances of the Debtor’s business and recognized as such by a resolution of the Majority of the Lenders.

“Key Rate” means

(a)	with respect to each Interest Period, a key rate established by the Central Bank of the Russian Federation and effective as of each day of the Interest Period; and

(b)	with respect to any other period, a key rate established by the Central Bank of the Russian Federation effective as of each day of such period and determined daily based on the data on the website of the Central Bank of the Russian Federation on the Internet at www.cbr.ru or, if changed, on any other official website of the Central Bank of the Russian Federation. If the Central Bank of the Russian Federation abolishes or ceases to use a key rate and if it is needed to determine pricing conditions for provision of financing to credit institutions of the Russian Federation, the Key Rate shall be a similar rate established by the Central Bank of the Russian Federation for pricing of refinancing through repo transactions and (or) against non-market assets.

“Consolidated Net Debt” has the meaning specified in Article 18.7 (Definitions).

“Consolidated EBIT” means such Group’s consolidated profit before tax for the Settlement Period as adjusted taking into account termination of transactions occurring during the Settlement Period:

(a)	before deduction of any amounts related to financial expenses;

(b)	without taking into account any amounts related to the interest to be received by any member of the Group;

(c)	after deducting profits or adding losses of any member of the Group relating to non-controlling participatory interests;

(d)	without taking into account positive or negative unrealized exchange rate differences;

(e)	without taking into account gains or losses arising out of a revaluation of any asset or a decrease in the carrying amount of any asset when it is disposed of by any member of the Group;

(f)	without taking into account an expected return on the assets of a pension plan;

(g)	without taking into account any non-monetary gains or losses from the Incentive Plans Based on the Group’s Equity Instruments;

(h)	exclusively for the Settlement Periods ending on June 30, 2016, December 31, 2016, and June 30, 2017, without taking into account the Transaction Costs.

“Consolidated EBITDA” means such Consolidated EBIT for the Settlement Period as adjusted by adding the following amounts, provided that these amounts were not taken into account when calculating EBIT:

(a)	any amounts related to depreciation and impairment of fixed assets;

(b)	any amounts related to impairment of goodwill;

(c)	any amounts related to depreciation and impairment of other non-fixed assets;

(d)	for the purpose of determining the financial indicators specified in Clause (a) of Article 9.2 (Margin Adjustment), advertising costs incurred in 2016 in an amount of up to RUB 200,000,000.

“Confidential Information” means any such information (including personal data) in any form (including oral information, and any documents and information recorded or stored as electronic files or on any other media) on any Debtor, Pledgor or member of the Group, the Financial Documents, or the Loan which becomes known to a Party to the Financing or which is obtained by any person intending to become a Party to the Financing, from:

(a)	any member of the Group or its adviser; or

(b)	another Party to the Financing or its adviser if the information has been received by such a Party to the Financing from any member of the Group or its adviser,

except for any information that:

(i)	is or becomes available to an unrestricted circle of persons other than as a result of a violation of the terms and conditions of Article 28 (Confidentiality) by a Party to the Financing; or

(ii)	was known to a Party to the Financing prior to a date of disclosure to it or its adviser of such information or has been legally received by a Party to the Financing or its adviser after such date from a source, to the knowledge of such Party to the Financing, not associated with the Group, and that in any case, to the knowledge of such Party to the Financing, was not obtained due to breach of a confidentiality obligation.

“Loan” means funds within the Aggregate Loan Limit granted by the Lenders to the Borrower under this Agreement as Tranche A, Tranche B, Tranche C, and Tranche D.

“Lender” means

(a)	any Original Lender; and (or)

(b)	any banks or other credit or other organizations (except for any person belonging to the Borrower’s Group) which acquire the rights of claim to the Borrower and (or) the obligation to grant the Loan under the provisions of Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders) and the current laws.

“Loan Limit” means an amount of money:

(a)	with respect to the Original Lender, which the Original Lender shall grant the Borrower as a loan within Tranche A, Tranche B, Tranche C, and Tranche D under the terms and conditions of this Agreement and specified in the table in Appendix 1 (List of Original Lenders and Loan Limits); and

(b)	with respect to any other Lender, which such Lender shall grant the Borrower by virtue of an Original Lender’s transfer to it of the obligation to grant the Loan to the Borrower and which may be changed under the terms and conditions hereof.

“Margin” means:

(a)	3.7 (three point seven) percent per annum for any Interest Period starting before the date of Amendment Agreement No. 3; or

(b)	2.0 (two) percent per annum

(i)	for any Interest Period starting from the date of Amendment Agreement No. 3 or thereafter; or

(ii)	2.5 (two point five) percent per annum in any cases specified in Article 9.2 (Margin Adjustment).

“Intercreditor Agreement” means the Subordination Agreement executed on or about the date of this Agreement between the Borrower, Zemenik Trading, HeadHunter FSU, Headhunter and the Lenders on the priority of claims of the lenders.

“IFRS” means the international accounting standards referred to in Regulation No. 1606/2002 adopted by the European Parliament and the Council of Europe on July 19, 2002, insofar as applicable to respective financial statements.

“Tax” means any tax, levy, duty or other charge or withholding of a similar nature (including any fines and penalties due in case of failure to pay or untimely payment of any of the foregoing) established by the applicable laws.

“Tax Refund” means exemption from payment of the Tax (application of a reduced tax rate or of a tax refund) granted outside the Russian Federation in respect of any Tax relating to payments under the Financial Documents.

“Tax Deduction” means withholding from any payment under the Financial Document of an amount of any tax or levy, including, but not limited to, a value-added tax and income tax levied on a source, as well as any similar taxes that may replace or supplement existing taxes under the applicable laws, in the amount and within the terms provided for by law.

“Tax Payment” means an increase in the amount of payment made by the Debtor to a Party to the Financing under Article 12.1 (Reimbursement of Tax Deduction Costs), or making a payment by the Debtor to a Party to the Financing under 12.2 (Reimbursement of Tax-Related Costs).

“Independent Guarantee” means each independent guarantee issued by Headhunter, HeadHunter FSU, and Zemenik Trading in favor of the Lenders.

“Default” means:

(a)	the Event of Default; or

(b)	an event or circumstance specified in Article 21 (Events of Default) which shall hereunder become the Event of Default if (1) any period established by this Agreement for elimination of any violation expires, (2) any notice is sent, or (3) a respective resolution under the Financial Documents is adopted.

“Unused Loan Limit” means the Loan Limit for each individual Lender minus:

(a)	a cash amount already provided to the Borrower by this Lender, and

(b)	the Amount to be Granted by this Lender.

“Outstanding Loan” means, at any time, cash provided to the Borrower as a loan under this Agreement and not returned to the Lenders.

“Encumbrance” means a mortgage, pledge, lien, pawn, assignment, the right to debit funds from an account with the acceptance of a payer given in advance or a similar write-off right or another encumbrance created to ensure performance of any person’s obligations or any other agreement concluded to ensure the performance of obligations.

“Original Financial Statements” means:

(a)	the audited financial statements of Zemenik Trading for the year 2015;

(b)	the annual statements of Headhunter for the year 2015 prepared under RAS; and

(c)	the management statements of HeadHunter FSU as of December 31, 2015, prepared under the accounting policy of the Group for management accounting.

“Loan Disbursement Period” means the Disbursement Period of Tranche A, the Disbursement Period of Tranche B, or the Disbursement Period of Tranche C and Tranche D.

“Disbursement Period of Tranche A” means a period from the date of this Agreement (inclusive) to the date (inclusive) occurring 45 (forty-five) days from the date of this Agreement.

“Disbursement Period of Tranche B” means a period from the date of this Agreement (inclusive) to the date (inclusive) occurring 730 (seven hundred and thirty) days from the date of this Agreement.

“Disbursement Period of Tranche C and Tranche D” means a period from the date of Amendment Agreement No.3 (inclusive) to the date (inclusive) occurring 180 (one hundred and eighty) days from the date of Amendment Agreement No.3.

“Incentive Plan Based on the Group’s Equity Instruments” means an agreement providing for the receipt of the following by employees (or former employees) of the Group and (or) owners of shares and (or) participatory interests of any member of the Group:

(a)	consideration by provision of the Group’s Equity Instruments; or

(b)	consideration by cash payments or provision of other assets, provided that an amount of this consideration is determined on the basis of and (or) depends on the value of the Group’s Equity Instruments.

“Sanctioned Person” has the meaning specified in Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders).

“Debt Ratio” has the meaning specified in Article 18.2 (Debt Ratio).

“Percentage Covering” has the meaning specified in Article 18.3 (Percentage Covering).

“EBITDA” means the EBITDA of any member of the Group that is determined as of the last reporting date:

(a)	as of the end of a fiscal year or a fiscal half a year, in accordance with such Group’s financial statements for the relevant fiscal year or fiscal half a year (respectively) as prepared in accordance with IFRS and provided to the Credit Agent under Clause (a) or (b) of Article 17.1 (Financial Statements); or

(b)	as of the end of the first or third financial quarter, based on such respective management statements of the Group as provided to the Credit Agent under Clause (c) of Article 17.1 (Financial Statements).

“Acceptable Lender” means the Lender that is:

(a)	a Russian legal entity, or

(b)	a resident of the Contracting State to the Double Taxation Agreement, provided that the status of such Lender shall, at the request of the Debtor, be proved by a copy of a document issued by a competent tax authority of the Contracting State to the Double Taxation Agreement and certifying that the Lender is a taxable resident of this Contracting State to the Double Taxation Agreement; such copy shall be translated into Russian.

“Applicable Reporting Standards” means financial reporting standards applicable to any Debtor.

“Seller” means Mail.ru Group LTD, a limited liability company incorporated under the laws of the British Virgin Islands, registration number 655058, located at: 28 Oktovriou, 232, Oceanic Building, office 501, 3035 Limassol, Cyprus

“Proportional Share” means

(a)	for the purposes of determination of the extent of the Lender’s participation in granting of the Loan against any Disbursement Request, the ratio between the Unused Loan Limit of such Lender and the Aggregate Unused Loan Limit.

(b)	for any other purposes:

(i)	in the absence of the Outstanding Loan, the ratio between the Loan Limit of a separate Lender and the Aggregate Loan Limit, or

(ii)	in case of the Outstanding Loan, the ratio between the Outstanding Loan granted to the Borrower by a separate Lender, together with the Amount to be Granted by this Lender, and the Outstanding Loan granted to the Borrower by all Lenders, together with the Amount to be Granted by all Lenders.

“Interest Period” means, in respect of the Outstanding Loan, each period during which interest is accrued under Article 10 (Interest Periods) and, in respect of any overdue amount, each period determined under Article 9.4 (Penalty).

“Business Day” means any day on which banks are open to conduct ordinary banking operations in Moscow and Nicosia; except for Clause 4.2 (b) of Article 4.2 (Submission of Disbursement Requests) and Clause 8.3 (a) of Article 8.3 (Voluntary Early Repayment of the Outstanding Loan), for which the Business Day will be any day on which banks are open for ordinary banking operations in Moscow.

“Permitted Reorganization” means a full or partial transfer of business, including contracts, assets and clients, from Headhunter to the Borrower, as well as a transfer of ownership to participatory interests in Headhunter from Headhunter FSU to the Borrower in any legal procedure not contradicting to the applicable laws, provided that:

(a)	such actions result in no risk of termination or contestation of the Security Agreements;

(b)	transfer of title to such participatory interests and shares, respectively, takes place taking into account the existing pledge in favor of the Lenders;

(c)	all agreements and other documents necessary for transfer of title to such participatory interests in Headhunter from Headhunter FSU to the Borrower are agreed with the Credit Agent in advance;

(d)	the composition of the Borrower’s members does not change; and

(e)	any documents and information related to these actions are provided within 5 (five) Business Days after the receipt of a reasonable request of the Credit Agent.

“Permitted Financial Indebtedness” means the Financial Indebtedness:

(a)	arising under the terms and conditions of the Financial Documents or authorized by the Financial Documents;

(b)	of a member of the Group that exists on the date of this Agreement, as specified in Appendix 7 (Existing Financial Indebtedness);

(c)	of members of the Group, for which the procedure and priority of claims are regulated by the Intercreditor Agreement;

(d)	of Zemenik Trading to its shareholders, for which the procedure and priority of claims are regulated by the Intercreditor Agreement;

(e)	of Zemenik Trading within the loans from Highworld and ELQ Investors granted on April 27, 2016, in an amount not exceeding in aggregate RUB 4,000,000,000 (four billion Rubles) for the purposes of payment of a purchase price by Zemenik Trading to the Seller for 100 (one hundred) percent of shares in the authorized capital of Headhunter FSU under Sale and Purchase Agreement 1;

(f)	of the Borrower to any Guarantor;

(g)	of the Guarantor to another Guarantor or the Borrower; and

(h)	of Group’s members to third parties for loans and borrowings in a total amount not exceeding 10 (ten) percent of the Consolidated EBITDA.

“Permitted Disbursements” means:

(a)	any payments made by a member of the Group to the Borrower or the Guarantor;

(b)	any payments made by any Debtor to another Debtor;

(c)	payment of an allocated profit by any member of the Group to Zemenik Trading’s shareholders (inter alia, as the Permitted Redemption), subject to the requirements of Article 19.12 (Payment of Dividends and Redemption of Shares / Participatory Interests);

(d)	payment to another member of the Group or Zemenik Trading’s shareholders, of funds received by any member of the Group from sale of shares / participatory interests in another member of the Group that is not the Debtor, provided that after such payment the Debt Ratio does not change (subject to the provisions of Clause (e) of Article 19.3 (Asset Disposal));

(e)	payment of funds by a member of the Group to another member of the Group in an amount not exceeding RUB 300,000,000 within three months from the Disbursement Date of Tranche A, as well as a subsequent payment of such funds by Zemenik Trading to Zemenik Trading’s shareholders;

(f)	making payments by Zemenik Trading to the Seller under Sale and Purchase Agreement 1 in an amount not exceeding RUB 5,000,000,000 (five billion Rubles) within three months from the date hereof; and

(g)	making the following payments by Zemenik Trading within 5 (five) Business Days after the Disbursement Date of Tranche A:

(i)	payment to Highworld for repayment of the Highworld’s Dollar Loan;

(ii)	payment to Highworld for repayment of the Highworld’s loan granted on April 27, 2016, the funds of which were sent to Zemenik Trading (or according to instructions of and on behalf of Zemenik Trading) for payment to the Seller of a part of the purchase price for 100 (one hundred) percent shares in the authorized capital of Headhunter FSU under Sale and Purchase Agreement 1; and

(iii)	payment to ELQ Investors for repayment of the ELQ Investors’ loan granted on April 27, 2016, the funds of which were sent to Zemenik Trading (or according to instructions of and on behalf of Zemenik Trading) for payment to the Seller of a part of the purchase price for 100 (one hundred) percent shares in the authorized capital of Headhunter FSU under Sale and Purchase Agreement 1.

(h)	making the following payments within 5 (five) Business Days after the Disbursement Date of Tranche B:

(i)	payment of an amount (not exceeding the amount of Tranche B) by the Borrower to Zemenik Trading under Sale and Purchase Agreement 2; and

(ii)	payment of an amount received from the Borrower under Sale and Purchase Agreement 2, to ELQ Investors and Highworld for repayment of loans granted by ELQ Investors and Highworld to Zemenik Trading prior to the date of this Agreement; and

(iii)	payment of any fees binding by virtue of the applicable laws, to any shareholders not being members of the Group or members of legal entities being members of the Group if such shareholder or member withdraws from the legal entity, provided that no such payments as specified in Clauses (a)-(i) of this definition result in any negative net assets of a person making such payments.

“Permitted Redemption” means a Group member’s repurchase of its own shares or participatory interests in the authorized capital of such member of the Group, provided that:

(a)	if such participatory interests or shares are a subject-matter of the Pledge Agreement, such participatory interests or shares will continue to be pledged, regardless of the repurchase;

(b)	such member of the Group complies with all applicable legal requirements for such redemption, including requirements for the amount of the authorized capital of such member of the Group; and

(c)	repurchased shares or participatory interests are to be repaid within a period established by the applicable laws.

“Permitted Loan” means any loans:

(a)	granted by members of the Group prior to the date of this Agreement and listed in Appendix 11 (List of Existing Loans);

(b)	granted by any Debtor to another Debtor;

(c)	granted by any member of the Group to the Debtor under loan agreements, for which the procedure and priority of claims are regulated by the Intercreditor Agreement;

(d)	granted by any member of the Group which is not the Debtor, to another member of the Group which is not the Debtor;

(e)	granted in aggregate by any member of the Group to third parties in a total principal amount not exceeding 5 (five) percent of the Consolidated EBITDA at any time; and

(f)	granted by the shareholders of Zemenik Trading on April 27, 2016, in an aggregate amount not exceeding RUB 4,000,000,000 (four billion Rubles), which funds were transferred to Zemenik Trading (or according to instructions of and on behalf of Zemenik Trading) for payment to the Seller of a part of the purchase price for 100 (one hundred) percent of shares in the authorized capital of Headhunter FSU under Sale and Purchase Agreement 1.

“Transaction Costs” means such amount of expenses for legal advisers and due diligence as incurred in relation to a transaction under Sale and Purchase Agreement 1 in an amount of RUB 45,605,039 (from which RUB 36,281,344 was granted in the first half a year in 2016 and RUB 9,323,695 in the second half a year in 2016).

“Settlement Date” means the end date of the Settlement Period.

“Settlement Period” means, for the purposes of calculating the financial indicators set out in Article 18 (Financial Indicator Compliance Obligation), any period of 12 (twelve) months ending on the last day of a Group’s fiscal half a year or on the last day of a Group’s fiscal year.

“Resolution” has the meaning given to this term in Article 23.1 (Resolutions of the Majority of the Lenders).

“RAS” means accounting rules in accordance with the Russian laws.

“Ruble”, “RUB” means a legal tender of the Russian Federation.

“Websites of the Debtors” means Internet websites owned by the Debtors and listed in Appendix 8 (Intellectual Property).

“Event of Default” means any event or circumstance specified in Article 21 (Events of Default).

“Aggregate Loan Limit” means a total amount of all Lenders’ Loan Limits of RUB 7,000,000,000 (seven billion Rubles) as of the date of Amendment Agreement 3.

“Aggregate Unused Loan Limit” means an aggregate amount of the Unused Loan Limits of all Lenders.

“Amendment Agreement No. 2” means Amendment Agreement No. 2 hereto dated June 28, 2017.

“Amendment Agreement No. 3” means Amendment Agreement No. 3 hereto dated October     , 2017.

“Supplementary Guarantee Issue Agreement” has the meaning specified in Article 18.5 (Provision of Supplementary Guarantees).

“Independent Guarantee Issue Agreement” means each independent guarantee issue agreement between the Borrower, the Lenders and a respective Guarantor for provision of the Independent Guarantee.

“Party” means a party hereto.

“Party to the Financing” means each Lender, Credit Agent and Organizer.

“Amount to be Granted” means a cash amount to be granted by any Lender or Lenders on the Disbursement Date specified in the Disbursement Request submitted by the Borrower.

“Material Negative Impact” means a significant adverse effect that, in the opinion of the Majority of the Lenders, is possible on:

(a)	the financial condition of the Group in general;

(b)	the ability of the Debtors to fulfill their obligations under any Financial Document;

(c)	the validity or priority of the security that is, or should be, granted under any Financial Document or the possibility of enforcement of such collateral; or

(d)	the validity of the Financial Documents or the possibility of exercising such rights of the Parties to the Financing as provided by each respective Financial Document.

“Significant Member of the Group” means any Debtor or any member of the Group whose EBITDA, assets and revenues, determined on the basis of such consolidated financial statements of the Group as of the last reporting date as prepared in accordance with IFRS and submitted to the Credit Agent under Clause (a) or (b) of Article 17.1 (Financial Statements), exceed 2.5 (two point five) percent of the Group’s similar consolidated indicators determined on the basis of the same financial statements.

“Existing Business Contracts” means the following agreements on lease of the Headhunter office in Moscow between Headhunter as the lessee and Kalibr LLC as the lessor:

(a)	Lease Agreement No. 3706 dated March 1, 2013;

(b)	Lease Agreement No. 4480 dated September 16, 2015; and

(c)	Lease Agreement No. 4735 dated May 4, 2016.

“Group Structure Scheme” means the structure of the Group attached as Appendix 9 (Group Structure Scheme) or (if the Borrower provided the Credit Agent with a new scheme of the Group structure after the date of this Agreement) the structure of the Group submitted by the Borrower to the Credit Agent at the latest date.

“Credit Agent’s Account” means the account whose details the Credit Agent reports to the Parties to the Financing.

“Technical Failure” means:

(a)	such a significant malfunction (as occurred for reasons beyond the control of any of the Parties) in those payment systems or communication systems or in those financial markets whose operation in each case is necessary for making payments (or other transactions to be performed) in accordance with the transactions provided for by the Financial Documents; or

(b)	occurrence of any other event that entails such a (technical or systemic) failure in the cash or settlement transactions of any Party which prevents this or any other Party from:

(i)	fulfillment of its payment obligations under the Financial Documents; or

(ii)	communication with other Parties under the Financial Documents and that was not caused by a Party whose operations were disrupted and which occurred for any reasons beyond the control of that Party.

“Trademarks of the Debtors” means any trademarks registered by the Debtors and the Additional Guarantors and specified in Appendix 8 (Intellectual Property).

“Tranche” means Tranche A, Tranche B, Tranche C, or Tranche D.

“Tranche A” means a part of the Loan granted to the Borrower under the terms and conditions hereof in an amount of RUB 4,000,000,000 (four billion Rubles).

“Tranche B” means a part of the Loan granted to the Borrower under the terms and conditions hereof in an amount of RUB 1,000,000,000 (one billion Rubles).

“Tranche C” means a part of the Loan granted to the Borrower under the terms and conditions hereof in an amount of RUB 1,000,000,000 (one billion Rubles).

“Tranche D” means a part of the Loan granted to the Borrower under the terms and conditions hereof in an amount of RUB 1,000,000,000 (one billion Rubles).

“Financial Indebtedness” means any indebtedness resulting from:

(a)	receiving cash as a loan;

(b)	obtaining a commodity loan, a commercial loan for a period of more than 30 (thirty) days, or issuing an uncovered letter of credit if such debt is classified as a “financial indebtedness” in accordance with IFRS;

(c)	issuing bonds, notes and any other debt instruments;

(d)	concluding a financial lease agreement;

(e)	making transactions with derivative financial instruments in order to get protection against or benefit from fluctuations in any exchange rates, interest rates or prices, and the amount of the transaction with such derivative financial instruments shall be calculated on the basis of market indicators at each time;

(f)	making repo transactions or any other transaction that is a borrowing in accordance with IFRS;

(g)	assuming the obligation to recover losses or expenses incurred by persons not belonging to the Group;

(h)	entering into the Incentive Plans Based on the Group’s Equity Instruments; or

(i)	making transactions providing for the assumption of any obligations: (A) of suretyship or guarantee for performance of any obligations by any persons not belonging to the Group; or (B) of reimbursement to a guarantor, surety under suretyship for any amounts under the guarantee, suretyship; or (C) of liability with respect to the right of subrogation claims against any purchaser of a traded or discounted receivable, or any other obligation having the economic nature of borrowing in accordance with IFRS. In each case no double counting shall apply.

“Financial Document” means:

(a)	this Agreement;

(b)	each Security Agreement;

(c)	each Independent Guarantee Issue Agreement;

(d)	each Supplementary Guarantee Issue Agreement;

(e)	the Intercreditor Agreement;

(f)	each Lender’s Assignment Agreement;

(g)	each Disbursement Request;

(h)	any other document which the Credit Agent and the Borrower have agreed in writing to consider as the Financial Document; or

(i)	each Document Related to the Reorganization.

“Holding Company” means, in relation to a legal entity, any other legal entity for which the first legal entity is the Subsidiary.

“Headhunter” means Headhunter Limited Liability Company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1067761906805, located at: 9, Godovikova St., bld. 10, Moscow, the Russian Federation.

“Cash Equivalent” has the meaning specified for this term in IFRS.

“ELQ Investors” means ELQ Investors II Ltd, a limited liability company incorporated under the laws of England and Wales, registration number 06375035, registered at the address: Peterborough Court, 133 Fleet Street, London EC4A 2BB, United Kingdom.

“ELQ Investors VIII” means ELQ Investors VIII Ltd, a limited liability company incorporated under the laws of England and Wales, registration number 9182214, registered at the address: Peterborough Court, 133 Fleet Street, London EC4A 2BB, United Kingdom.

“HeadHunter FSU” means HeadHunter FSU Limited, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 178226, registered at the address: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus.

“Highworld” means Highworld Investments Limited, a limited liability company incorporated under the laws of the British Virgin Islands, registration number 1802016, registered at the address: Trident Chambers, P.O. Box 146, Road Town, Tortola, BVI).

“Zemenik Trading” means Zemenik Trading Limited, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 332806, registered at the address: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus.

Any reference to a Sub-Clause, Clause, Article or Appendix in the above terms of the Loan Agreement shall be interpreted as a reference to the said Sub-Clause, Clause, Article of the Loan Agreement or the Appendix thereto, unless otherwise expressly stated in the text of the Loan Agreement.

SIGNATURES OF THE PARTIES

Guarantor

LIMITED LIABILITY COMPANY

ZEMENIK TRADING LIMITED

Signature:	/signature/	Seal:
[ZEMENIK TRADING LIMITED]
Full name:	Katerina Losif

Position:	Director

Witness:	/signature/
Marina Koskiri

Borrower

ZEMENIK LIMITED LIABILITY COMPANY

Signature:	/signature/

Full name:	Karen Eduardovich Agayan

Position:	General Director

Seal:

[INN (Taxpayer Identification Number) 7714373561

LIMITED LIABILITY COMPANY

OGRN (Primary State Registration Number) 1167746153860

MOSCOW

Zemenik]

Original Lender

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

Signature:	/signature/

Full name:	Vitaly Nikolaevich Buzoverya

Position:	Attorney-in-Fact

EXECUTION COPY

THIS AMENDMENT No. 1 to the Independent Guarantee dated June 1, 2016, (the “Amendment”) were made on October 5, 2017, by

(1)	ZEMENIK TRADING LIMITED, a limited liability company incorporated under the laws of the Republic of Cyprus, registration number HE 332806, address (location) of the legal entity: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus, as the guarantor under the Guarantee and the Independent Guarantee Issue Agreement (the “Guarantor”)

TO THE INDEPENDENT GUARANTEE GRANTED BY THE GUARANTOR:

(2)	to BANK VTB (PUBLIC JOINT-STOCK COMPANY), a public joint-stock company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, with its office at the address: 29, Bolshaya Morskaya St., Saint Petersburg, Russia, 190000, as the beneficiary under the Guarantee and the Independent Guarantee Issue Agreement (the “Original Lender” and the “Credit Agent”).

PREAMBLE

(A)	The Original Lender as a credit agent, organizer and original lender and the Borrower as a borrower have entered into the Syndicated Loan Agreement dated May 16, 2016, (the “Loan Agreement”) as amended by Amendment Agreement No. 1 dated December 14, 2016, Amendment Agreement No. 2 dated June 28, 2017, and Amendment Agreement No. 3 dated October 5, 2017, (hereinafter referred to as “Amendment Agreement No. 3”) by which the Lender and the Borrower agreed to amend the Loan Agreement, inter alia, to increase a loan amount up to RUB 7,000,000,000 (seven billion Rubles).

(B)	The Guarantor, the Borrower and the Original Lender entered into the Independent Guarantee Issue Agreement dated June 1, 2016, as amended by Amendment Agreement No. 1 dated June 28, 2017 (the “Independent Guarantee Issue Agreement”), and the Guarantor issued an independent guarantee dated June 1, 2016, (the “Guarantee”) in favor of the Original Lender under the Guarantee Issue Agreement to ensure performance of the Borrower’s obligations under the Loan Agreement.

(C)	The Guarantor hereby confirms that it is aware of all the terms and conditions of the Loan Agreement as amended by Amendment Agreement No. 3 and does not have the right to invoke the fact that it was not aware of such terms and conditions.

(D)	The Parties entered into an agreement to make amendments No. 2 to the Independent Guarantee Issue Agreement dated October 5, 2017, under which the Guarantor undertakes to amend the Guarantee as specified in this Amendment to ensure the fulfillment of the Borrower’s obligations under the Loan Agreement as amended by Amendment Agreement No. 3.

IN VIEW OF THE FOREGOING, taking into account the provisions of Article 371 of the Civil Code, the Guarantor hereby makes the following amendments to the Guarantee:

1.	DEFINITIONS

1.1.	Terms

In this Amendment:

“Revised Guarantee” means the Guarantee as amended by this Amendment in the form of Appendix 1 (Revised Guarantee).

“Amendment Agreement No. 3” has the meaning specified in Clause (A) of the Preamble.

“Party” means the Guarantor or the Original Lender (or the Credit Agent after accession of rights (claims) under the Independent Guarantee Issue Agreement and this Guarantee under Article 5.2 (Transfer of Rights by the Lenders) of the Guarantee).

1.2.	Embedded Terms

Unless the context requires otherwise, any capitalized terms used in the Loan Agreement which are not defined herein have the same meaning as in the Loan Agreement as they are specified in Appendix 1 (Terms of the Loan Agreement) of the Independent Guarantee Issue Agreement.

1.3.	Purpose

This Amendment is a Financial Document.

2.	AMENDMENTS

The Guarantor confirms that, since the date of this Amendment, the Guarantee shall be read in the wording of Appendix 1 (Revised Guarantee) and the rights and obligations of the Parties under the Guarantee from the date of this Amendment shall be regulated and construed under the terms and conditions of the Revised Guarantee.

3.	LIMITATIONS

(a)	In order to comply with the provisions of Article 371 of the Civil Code, the Guarantee shall be deemed amended in accordance with this Amendment only if the Guarantor obtains the consent of the Original Lender to make amendments in accordance with this Amendment.

(b)	Any amendments to the Guarantee hereunder shall be limited to the amendments specified in Article 2 (Amendments). No other provisions of the Guarantee (except for those specified in Article 2 (Amendments)) shall be amended hereby.

(c)	This Amendment does not relieve the Guarantor of any obligations under the Guarantee.

4.	APPLICABLE LAW

This Amendment, as well as the rights and obligations of the Parties arising out of this Amendment, shall be governed and construed by the laws of the Russian Federation.

5.	DISPUTE SETTLEMENT

(a)	If any dispute, inter alia, concerning their provisions, existence, validity or termination, arises in connection with this Amendment, such dispute shall be subject to pre-trial settlement by sending a respective claim by either Party to the other Party. If a Party does not receive an answer to the sent claim and if the dispute is not settled within 10 (ten) Business Days from the date of receipt of the claim by the other Party, such dispute may be referred to court under Sub-Clause (b) below.

(b)	According to the provisions of Sub-Clause (a) above, if any dispute arises in connection with this Amendment, including, but not limited to, any dispute concerning their provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitrazh Court.

6.	EXECUTION

This Amendment shall be signed in four original counterparts of equal legal effect, all of which together shall constitute one and the same instrument.

This Amendment has been executed on the date specified in the beginning of this document.

APPENDIX 1

REVISED GUARANTEE

INDEPENDENT GUARANTEE (the “Guarantee”)

Date of issue of this Guarantee: June 1, 2016

(as amended by the Amendment No. 1 dated October 5, 2017)

THIS GUARANTEE IS ISSUED BY:

ZEMENIK TRADING LIMITED incorporated under the laws of the Republic of Cyprus, registration number HE 332806, located at: 42 Dositheou, Strovolos 2028, Nicosia, Cyprus, represented by Aleksandr Arbuzov, acting under the Articles of Association, as the guarantor under this Guarantee and the Independent Guarantee Issue Agreement (the “Guarantor”);

BANK VTB (PUBLIC JOINT-STOCK COMPANY) incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities (EGRUL) under number (Primary State Registration Number (OGRN)): 1027739609391, located at: 29, Bolshaya Morskaya St., Saint Petersburg, the Russian Federation, 190000, represented by Vitaly Nikolaevich Buzoverya, acting under Power of Attorney 350000/25 ”, certified on January 14, 2016, under register number 2-25, as the beneficiary under this Guarantee and the Independent Guarantee Issue Agreement (the “Original Lender” or the “Credit Agent”)

PREAMBLE

(A)	One of the conditions for granting a loan under the Loan Agreement to the Borrower is the conclusion of a guarantee issue agreement (hereinafter referred to as the “Independent Guarantee Issue Agreement”) concluded on May 16, 2016, between the Guarantor as the guarantor, the Borrower as the principal and the Original Lender as the beneficiary and the issue of this Guarantee.

(B)	In accordance with the Independent Guarantee Issue Agreement, the Guarantor shall issue this Guarantee on the terms and conditions set forth in the Independent Guarantee Issue Agreement and this Guarantee.

IN VIEW OF THE FOREGOING, the Guarantor hereby confirms the following:

1.	DEFINITIONS

All capitalized terms in this Guarantee have the meanings specified in the Loan Agreement in Appendix 1 (Terms of the Loan Agreement) of the Independent Guarantee Issue Agreement unless the Guarantee or the context requires otherwise, while:

“Issue Date” means such date of issue of the Guarantee as specified in the beginning of this Guarantee.

“Borrower” means Zemenik Limited Liability Company, a limited liability company incorporated under the laws of the Russian Federation, registered in the Unified State Register of Legal Entities of the Russian Federation under number (OGRN (Primary State Registration Number)): 1167746153860, located at: 4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation, 125319.

“Key Rate” means a key rate established by the Central Bank of the Russian Federation determined based on the data on the website of the Central Bank of the Russian Federation on the Internet at www.cbr.ru or, if changed, on any other official website of the Central Bank of the Russian Federation. If the Central Bank of the Russian Federation abolishes or ceases to use a key rate and if it is needed to determine pricing conditions for provision of financing to credit institutions of the Russian Federation, the Key Rate shall be a similar rate established by the Central Bank of the Russian Federation for pricing of refinancing through repo transactions and (or) against non-market assets.

“Lender” means

(a)	any Original Lender; and (or)

(b)	any banks or other credit or other organizations (except for any person belonging to the Borrower’s Group) which acquire the rights of claim to the Borrower and (or) the obligation to grant the Loan under the provisions of Article 22.2 (Assignment of Rights and Transfer of Obligations by the Lenders) of the Loan Agreement and the current laws.

“Loan Agreement” means a syndicated loan agreement concluded on May 16, 2016, between the Original Lender as the credit agent, organizer and original lender and the Borrower as the Borrower in an aggregate amount not exceeding RUB 7,000,000,000 (seven billion Rubles) as amended by Amendment Agreement No. 1 dated December 14, 2016, Amendment Agreement No. 2 dated June 28, 2017, and Amendment Agreement No. 3.

“Secured Obligations” means all current and future pecuniary obligations of the Borrower to the Lenders under the Loan Agreement (taking into account all amendments to the Loan Agreement and all provided preliminary consents and waivers of the Lenders under the Loan Agreement), including the Borrower’s obligations relating to:

(a)	payment of an aggregate principal of the Loan not exceeding RUB 7,000,000,000 (Seven billion Rubles) to be finally repaid within 1,825 (One thousand eight hundred and twenty-five) calendar days from the date of Amendment Agreement No. 3 in the manner established by Article 7 (Loan Repayment) of the Loan Agreement (inter alia, in case of a mandatory early repayment provided for by the Loan Agreement);

(b)	payment of interest due under Article 9 (Interest) of the Loan Agreement at an annual interest rate equal to:

(i)	a margin of:

(A)	3.7 (three point seven) percent per annum for any Interest Period starting before the date of Amendment Agreement No. 3; or

(B)	2.0 (two) percent per annum

(1)	for any Interest Period starting from the date of Amendment Agreement No. 3 or thereafter; or

(2)	2.5 (two point five) percent per annum in any cases specified in Article 9.2 (Margin Adjustment) of the Loan Agreement; and

(ii)	the Key Interest Rate;

(c)

payment of a penalty according to Article 9.4 (Penalty) of the Loan Agreement due if the Borrower fails to timely fulfill an obligation of payment of any amount due under the Financial Document; such penalty being 2/365 interest rate established under Article 9.1 (Interest Calculation) of the Loan Agreement taking into account the provisions of Article 9.2 (Margin Adjustment) of the Loan Agreement, of an overdue debt of the Outstanding Loan for each day of delay. A penalty is calculated on an overdue amount during a period from a date following an established maturity date to a date of actual payment (prior to or after delivery of a judgment);

(d)	payment of reimbursement for funds available for granting the Loan under Article 11.1 (Fee for the Obligation under the Agreement) of the Loan Agreement, which amount shall be calculated as follows:

(i)	at the rate of 0.15 (zero point one five) percent per annum of an amount of the Unused Loan Limit within Tranche A (without deduction of an amount to be granted);

(ii)	at the rate of 0.5 (zero point five) percent per annum of an amount of the Unused Loan Limit within Tranche B (without deduction of an amount to be granted),

such consideration being accrued for the Disbursement Period of Tranche A and the Disbursement Period of Tranche B, respectively, and paid as follows:

(iii)	in respect of the Unused Loan Limited of Tranche A, on the last day of the Disbursement Period of Tranche A or on the Disbursement Date of Tranche A, whichever occurs first;

(iv)	in respect of the Unused Loan Limit of Tranche B, on the last Business Day of each calendar month within the Disbursement Period of Tranche B or on the last day of the Disbursement Period of Tranche B, whichever occurs first.

A fee for the obligation of granting of the Loan shall not apply to the Unused Loan Limit in terms of Tranche B and Tranche D.

(e)	payment of a Lenders’ consideration for granting the Loan under Article 11.2 (Loan Extension Fee) of the Loan Agreement which amounts to:

(i)	1.5 (one point five) percent of Tranche A;

(ii)	1.5 (one point five) percent of Tranche B;

(iii)	0.25 (zero point two five) percent of Tranche C; and

(iv)	0.25 (zero point two five) percent of Tranche D

prior to the Disbursement Date of a respective Tranche;

(f)	reimbursement to the Parties to the Financing for any costs or losses to be reimbursed under Articles 14.1 (Reimbursement for Currency Costs), 14.3 (Reimbursement for Costs of the Credit Agent) and 14.4 (Transaction-Related Costs), 14.5 (Amendment Costs) of the Loan Agreement.

(g)	reimbursement to the Parties to the Financing for any documented costs (including fees of any legal and other advisers) incurred by a Party to the Financing because of a mandatory performance of any Financial Document or protection of its rights under the Financial Documents.

(h)	reimbursement to the Parties to the Financing for any expenses under Article 14.2 (Reimbursement for Other Costs) of the Loan Agreement incurred by a Party to the Financing as a result of:

(i)	occurrence of the Event of Default;

(ii)	impossibility to grant the Loan to the Borrower against the Disbursement Request pursuant to any provisions of the Loan Agreement; or

(iii)	Borrower’s inability to early repay the Outstanding Loan or a part thereof, in spite of an early repayment notice submitted to the Credit Agent.

(i)	payment of any other amounts due under the terms and conditions of the Loan Agreement;

(j)	full return of any funds obtained by the Borrower if the Loan Agreement is not valid, and payment of such interest for an illegal use of the funds and/or for use of third parties’ funds as accrued under the applicable laws, as well as reimbursement for any losses (except for lost profit) incurred as a result of an illegal use of such funds.

“Business Day” means any day on which banks are open for normal banking operations in Moscow and Nicosia.

“Ruble” means a legal tender of the Russian Federation.

“Amendment Agreement No. 3” means Amendment Agreement No. 3 to the Loan Agreement dated October 5, 2017.

“Party” means the Guarantor or the Original Lender (or the Credit Agent after accession of rights (claims) under the Independent Guarantee Issue Agreement and this Guarantee under Article 5.2 (Transfer of Rights by the Lenders)).

“Guarantee Amount” means an amount of RUB 10,300,000,000 (ten billion three hundred million Rubles).

“Payment Claim” means a written notice which is sent by the Credit Agent to the Guarantor and contains: (i) an indication of a particular violation of the Secured Obligations entailing payment under this Guarantee; (ii) a claim for the Guarantor to make payments provided for by this Guarantee within such amount and period as specified in such notice, as well as details of the bank account to which the Guarantor shall make payment.

2.	INDEPENDENT GUARANTEE

The Guarantor shall, at the request of the Borrower, issue this Guarantee and hereby undertakes to pay such amount within the Guarantee Amount as specified in the Payment Claim to the Original Lender if the Borrower fails to fulfill the Secured Obligations (or to pay such amount to the Credit Agent for distribution among the Lenders after assignment of rights (claims) under the Independent Guarantee Issue Agreement and this Guarantee in accordance with Article 5.2 (Transfer of Rights by the Lenders)), regardless of the validity of the Loan Agreement, the Secured Obligations, as well as relations between the Guarantor and the Borrower, and other obligations.

3.	PAYMENT CLAIM

If the Secured Obligations are not fulfilled, as specified in Article 2 (Independent Guarantee) of this Guarantee, the Original Lender (or the Credit Agent acting on behalf of the Lenders after assignment under this Guarantee in accordance with Article 5.2 (Transfer of Rights by the Lenders)) shall send the Guarantor a Payment Claim and a copy of the notice of the Original Lender or the Credit Agent, respectively, sent to the Borrower under Clause (b) of Article 21.18 (Acceleration) of the Loan Agreement. The Guarantor shall make a payment against the Payment Claim within a period not exceeding five Business Days from the date when the Guarantor receives such Payment Claim under the terms and conditions of this Guarantee and the Independent Guarantee Issue Agreement.

4.	VALIDITY TERM

This Guarantee is issued for a period from the Issue Date through a date that occurs after 96 months from the date of Amendment Agreement No. 3 (the “Expiration Date”). For the avoidance of doubt, the Payment Claim under this Guarantee shall be satisfied if it is sent by the Beneficiary prior to the Expiration Date (inclusive).

5.	CLAIM ASSIGNMENT AND DEBT TRANSFER

5.1.	Claim Assignment and Debt Transfer

The Guarantor may not assign its rights or transfer the debt under this Guarantee or otherwise dispose of any of its rights and (or) obligations under this Guarantee without the written consent of all Lenders.

5.2.	Transfer of Rights by the Lenders

(a)	The Original Lender may, without the consent of the Guarantor and the Borrower, assign all or part of its rights (claims) under this Guarantee to any person to whom it has assigned its rights under the Loan Agreement. The Guarantor hereby expresses its consent to such assignment and shall be liable to any person to whom the Lender has assigned its rights under the Loan Agreement.

(b)	If the Original Lender assigns its rights (claims) under Clause (a) above, the Lenders that have wholly or partially assigned the rights (claims) under this Guarantee become beneficiaries hereunder.

5.3.	Debt Transfer

If the Borrower assigns or transfers its debt (in whole or in part) under the Loan Agreement to another person under the terms and conditions provided for in the Loan Agreement or transfers the Borrower’s obligations under the Loan Agreement to another person through a universal succession, the Guarantor hereby expresses its consent to such assignment or transfer of the debt and agrees to be jointly liable with the new borrower in the amount of the Secured Obligations.

6.	CHANGE IN THE SECURED OBLIGATIONS

The Guarantor hereby expresses its consent to be jointly liable with the Borrower, irrespective of whether the terms and conditions of the Loan Agreement will be amended in any way, including any amendments leading to an increase in the volume of the Secured Obligations or other adverse consequences for the Guarantor. No additional written consent of the Guarantor is required for such amendment.

7.	APPLICABLE LAW

This Guarantee shall be regulated and construed under the Russian law.

8.	DISPUTE SETTLEMENT

(a)	If any dispute arises in connection with this Guarantee, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be subject to pre-trial settlement by sending a respective claim by either Party to the other Party. If a Party does not receive an answer to the sent claim and if the dispute is not settled within 10 (ten) Business Days from the date of receipt of the claim by the other Party, such dispute may be referred to court under Clause (b) below.

(b)	According to the provisions of Clause (a) above, if any dispute arises in connection with this Agreement, including, but not limited to, any dispute concerning its provisions, existence, validity or termination, such dispute shall be settled by the Moscow Arbitration Court.

9.	COUNTERPARTS

This Guarantee shall be signed in four original counterparts of equal legal effect, all of which together shall constitute one and the same instrument.

APPENDIX 1

ADDRESSES AND DETAILS

Company	Address, Fax and E-mail
Guarantor
ZEMENIK TRADING LIMITED	Address:	42 Dositheou, Strovolos 2028, Nicosia, Cyprus
	Fax:	+35722679096
	Email:	info@fiduserve.com
	Attn:	The Directors / Stelios Haralambous
Borrower
ZEMENIK LIMITED LIABILITY COMPANY	Address:	4 Akademika Ilyushina St., bld. 1, office 54, Moscow, the Russian Federation, 125319
	Fax:	+7 495 974-64-27
	Email:	karen.agayan@arpartners.ru
	Attn:	Karen Eduardovich Agayan
Original Lender
BANK VTB (PUBLIC JOINT-STOCK COMPANY)	Address:	43 Vorontsovskaya St., bld. 1, Moscow, 109147
	Fax:	+7 495 775-54-54
	Email:	loanadmin@msk.vtb.ru,TM21@msk.vtb.ru
	Attn:	Credit Authority

SIGNATURES

Guarantor

LIMITED LIABILITY COMPANY

ZEMENIK TRADING LIMITED

Signature:	/signature/

Full name:	Katerina Losif
Seal: [ZEMENIK TRADING LIMITED]
Position:	Director

Witness:	/signature/
Marina Kastari

In accordance with Article 371 of the Civil Code, the consent to the Amendment to the Guarantee is granted by:

BANK VTB (PUBLIC JOINT-STOCK COMPANY)

Signature:	/signature/

Full name:	Vitaly Nikolaevich Buzoverya

Position:	Attorney-in-Fact

The following signatory agrees with the terms and conditions of the Amendment:

ZEMENIK LIMITED LIABILITY COMPANY

Signature:	/signature/

Full name:	Karen Eduardovich Agayan

Position:	General Director

Seal:

[INN (Taxpayer Identification Number) 7714373561

LIMITED LIABILITY COMPANY

Zemenik

OGRN (Primary State Registration Number 1167746153860 * MOSCOW]

EXECUTION VERSION

DEED OF PLEDGE

DATED 19 May 2016

BETWEEN

LLC ZEMENIK

and

JSC VTB BANK

ALEXANDRO§ ECONOMOU LLC

NOTICE OF PLEDGE

SCHEDULE 6	28

SECRETARY’S CERTIFICATE

SCHEDULE 7	30

BOARD RESOLUTION HEADHUNTER FSU LIMITED

SCHEDULE 8	31

THIS DEED is dated 19 May 2016 between:

(1)	LLC ZEMENIK, a company incorporated in the Russian Federation with registration number 1167746153860, whose registered address is at office 54, Akademika Iljushina Street 4, block 1, Moscow, Russian Federation (the “Pledgor”); and

(2)	JSC VTB BANK, a bank organised under the laws of the Russian Federation under primary state registration number 1027739609391, whose registered office is at Ul. Bolshaya Morskaya, 29, St. Petersburg 190000, Russian Federation (the “Pledgee”).

BACKGROUND:

(A)	The Pledgor is the owner of 100% of the issued share capital of the Company (as defined below).

(B)	The Pledgor enters into this Deed in connection with the Facility Agreement (as defined below).

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Deed:

“Companies Law” means Cyprus Companies Law, Cap. 113.

Company means HEADHUNTER FSU LIMITED, a company incorporated in Cyprus with registration number HE 178226, whose registered office is at 42 Dositheou, Strovolos 2028, Nicosia, Cyprus.

“Event of Default” means any of the events or circumstances specified as such in clause 19 of the Facility Agreement.

“Facility Agreement” means the facility agreement dated on or about the date of this Deed between the Pledgor as Borrower and the Pledgee as Agent and Original Lender (as the same may be amended, supplemented or novated from time to time).

“Finance Documents” means the Facility Agreement and any other “Finance Document” defined as such in the Facility Agreement.

“Independent Appraiser” means any of Delloite CIS Holdings Limited, PricewaterhouseCoopers and Ernst & Young Global Limited, or any of their affiliates, to be appointed by the Pledgee.

“Party” means a party to this Deed.

“Receiver” means a receiver or a receiver and manager, in each case, appointed under this Deed.

“Related Rights” means, in relation to any Shares, all dividends and other distributions paid or payable after the date hereof on all or any of such Shares and all stocks, shares, securities (and the dividends or interest thereon), rights, money or property accruing or offered at any time by way of issue, redemption, bonus, preference, option rights or otherwise to or in respect of any of such Shares or in substitution or exchange for any such Shares.

“Secured Liabilities” means all present and future debts, obligations and liabilities (whether actual or contingent, and whether owed as principal or surety, jointly or severally or in any other capacity whatsoever) of the Pledgor to the Pledgee under this Deed and of the Borrower to the Pledgee under the Facility Agreement, except for any obligation which, if it were so included, would result in this Deed contravening Section 53 of the Companies Law.

“Security Assets” means the Shares, the Share Certificates and the Related Rights.

“Security Document” means this Agreement, the Facility Agreement, any other Finance Document or any other document designated as such by the Pledgee and the Borrower in writing.

“Security Interest” means any mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having a similar effect.

“Security Period” means the period beginning on the date of this Deed and ending on the date on which all the Secured Liabilities have been unconditionally and irrevocably discharged in full.

“Share Certificates” means all the share certificates representing the Shares and any substitute share certificate or share certificates representing the Shares.

“Shares” means 1,000 ordinary shares of 1.71 (one and seventy one) EUR each, held by the Pledgor in the Company (Security Assets), which in aggregate represent 100% of the issued shares in the Company, and any further shares in the capital of the Company now or at any time hereafter legally and/or beneficially owned by the Pledgor or in which the Pledgor has an interest.

1.2	Construction

(a)	In this Deed and any certificate or other document delivered pursuant hereto, unless otherwise expressly provided herein or therein or unless the context requires another meaning, capitalized terms used herein shall have the meanings specified in the Facility Agreement, by reference or otherwise (and each such term is thereby incorporated by reference herein for such use). To the extent such terms are defined by reference to another agreement or document, such terms shall continue to have their original definitions despite any termination, expiration or amendment of such agreement or document, unless the parties agree otherwise in writing.

(b)	In this Deed, unless the contrary intention appears, a reference to:

(i)	an “amendment” includes a supplement, novation, restatement or re-enactment and “amended will be construed accordingly;

(ii)	“assets” includes present and future properties, revenues and rights of every description;

(iii)	an “authorisation” includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration or notarisation;

(iv)	“disposal” means a sale, transfer, grant, lease or other disposal, whether voluntary or involuntary, and “dispose” will be construed accordingly;

(v)	a “person” includes any individual, company, corporation, unincorporated association or body (including a partnership, trust, joint venture or consortium), government, state, agency, organisation or other entity whether or not having separate legal personality;

(vi)	a provision of law is a reference to that provision as extended, applied, amended or re-enacted and includes any subordinate legislation;

(vii)	a Clause, a Subclause or a Schedule is a reference to a clause or subclause of, or a schedule to, this Agreement; and (viii) a Party or any other person includes its successors in title, permitted assigns and permitted transferees.

(c)	Where the context so admits, the singular includes the plural and vice versa.

(d)	A reference to a Security Document or other document or security includes (without prejudice to any prohibition on amendments) any amendment however fundamental to that Security Document or other document or security, including any change in the purpose of, any extension or any increase in the amount of a facility or any additional facility.

(e)	Any covenant of the Pledgor under this Deed (other than a payment obligation) remains in force during the Security Period.

(f)	If the Pledgee reasonably considers that an amount paid to it under this Deed is capable of being avoided or otherwise set aside on the liquidation or administration of the payer or otherwise, then that amount will not be considered to have been irrevocably paid for the purposes of this Deed.

(g)	Unless the context otherwise requires, a reference to a Security Asset includes the proceeds of sale of that Security Asset.

2.	CREATION OF SECURITY

2.1	General

All the security created under this Deed:

(i)	is created in favour of the Pledgee; and

(ii)	is continuing security for the payment, discharge and performance of all the Secured Liabilities.

2.2	Security

As collateral security for the due and punctual payment to the Pledgee of the Secured Liabilities and the performance and observance of and compliance with the other covenants, terms and conditions of the Security Document, the Pledgor:

(a)	as a registered holder of the Shares, pledges to the Pledgee the Share Certificates; and

(b)	mortgages (by way of equitable mortgage), charges, transfers, assigns, deposits and sets over to the Pledgee all the Shares and all Related Rights.

3.	REPRESENTATIONS

3.1	Representations

The Pledgor makes the representations and warranties set out in this Clause to the Pledgee:

3.2	Status

(a)	It is a company, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(b)	It is not in liquidation and no winding-up, liquidation or similar proceedings are current, pending or threatened against it.

3.3	Powers and authorities

It has the power to enter into and perform, and has taken all necessary actions to authorise the entry into and performance of, this Deed and the transactions contemplated by this Deed.

3.4	Legal validity

This Deed constitutes its legally valid, binding and enforceable obligation.

3.5	Non-conflict

The entry into and performance by it of, and the transactions contemplated by, this Deed, or the exercise by the Pledgee of its rights under this Deed, do not and will not conflict with:

(a)	any law or regulation applicable to it; or

(b)	its constitutional documents; or

(c)	any document which is binding upon it or any of its assets.

3.6	Authorisations

All authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Deed have been obtained or effected (as appropriate) and are in full force and effect.

3.7	Nature of security

This Deed creates those Security Interests it purports to create and is not liable to be avoided or otherwise set aside on the liquidation of the Pledgor or otherwise.

3.8	Shares

(a)	The Shares have been duly authorised, validly issued and are fully paid;

(b)	the Shares and the Related Rights are free and clear of any Security Interests and are not subject to any charging pursuant to the Charging Order Law 1992 (Law 31(I)/92);

(c)	the Shares represent 100% of the issued share capital of the Company and there are no other equity or ownership interests in the Company, options or rights to acquire or subscribe for any such interests or securities convertible into or exchangeable or exercisable for any such interests;

(d)	no litigation, arbitration or administrative proceedings are current or pending or, to its knowledge, threatened, involving or affecting the Security Assets, and none of the Security Assets are subject to any order, writ, injunction, execution or attachment; and

(e)	the Pledgor is the sole registered legal and beneficial owner of, and has the power to transfer and grant a security interest in, the Shares and the Related Rights and the lawful holder of the Share Certificates.

3.9	Immunity

(a)	The execution by it of this Deed constitutes, and the exercise by it of its rights and performance of its obligations under this Deed will constitute, private and commercial acts performed for private and commercial purposes.

(b)	It will not be entitled to claim immunity from suit, execution, attachment or other legal process in any proceedings taken in its jurisdiction of incorporation in relation to this Deed.

3.10	No adverse consequences

(a)	It is not necessary under the laws of the jurisdiction of incorporation of the Pledgor or the Company:

(i)	in order to enable the Pledgee to enforce its rights under this Deed; or

(ii)	by reason of the execution of any Security Document or the performance by it of its obligations under this Deed, that the Pledgee should be licensed, qualified or otherwise entitled to carry on business in the jurisdiction of incorporation of the Pledgor or the Company.

(b)	The Pledgee is not and will not be deemed to be resident, domiciled or carrying on business in the jurisdiction of incorporation of the Pledgor or the Company by reason only of the execution, performance and/or enforcement of this Deed.

3.11	Jurisdiction/governing law

(a)	Its:

(i)	irrevocable submission under this Deed to the jurisdiction of the courts of the Republic of Cyprus;

(ii)	agreement that this Deed is governed by Cyprus law; and

(iii)	agreement not to claim any immunity to which it or its assets may be entitled, are legal, valid and binding under the laws of its jurisdiction of incorporation; and

(b)	Any judgment obtained in Cyprus in connection with this Deed will be recognised and be enforceable by the courts of its jurisdiction of incorporation.

3.12	Times for making representations

(a)	The representations set out in this Deed (including in this Clause) are made on the date of this Deed.

(b)	Unless a representation is expressed to be given at a specific date, each representation under this Deed is deemed to be repeated by the Pledgor during the Security Period on the date of each drawdown, each drawdown request and the first day of each interest period as provided by the Facility Agreement.

(c)	When a representation is repeated, it is applied to the circumstances existing at the time of repetition.

4.	RESTRICTIONS ON DEALINGS

During the Security Period, the Pledgor must not:

(a)	create or allow to subsist any Security Interest (other than pursuant to this Deed or the Facility Agreement) on any Security Asset and must at all times warrant and defend the Pledgee’s security interest in the Security Assets against all other Security Interests and claimants;

(b)	sell, transfer, licence, lease, assign or otherwise encumber or dispose of any Security Asset; or

(c)	do, or permit to be done, any act or thing which would or might depreciate, jeopardise or otherwise prejudice the Security Asset or materially diminish the value of any Security Asset or the effectiveness of this Security.

5.	SHARES

5.1	Deposit

The Pledgor as security for its obligations under this Deed has concurrently with the execution of this Deed delivered or arranged or procured to be delivered to, and deposited with the Pledgee:

(a)	the Share Certificates;

(b)	undated instrument of transfer of the Shares in the form set out in Schedule 1 (Instrument of Transfer), duly executed by the Pledgor as transferor in the presence of one witness, with the details of the transferee to be left blank;

(c)	irrevocable proxy and power of attorney in the form set out in Schedule 2 (Irrevocable Proxy and Power of Attorney), duly executed by the Pledgor;

(d)	undated letters of resignation, in the form set out in Schedule 3 (Letter of Resignation), duly signed by the Directors and the Secretary of the Company;

(e)	a letter of authority and undertaking, in the form set out in Schedule 4 (Letter of Authority and Undertaking), duly signed by the Directors and the Secretary of the Company;

(f)	a written board resolution of the Company, in the form set out in Schedule 7 (Board Resolution), duly passed by the Directors of the Company; and

(g)	an undated confirmation of the Secretary of the Company in the form set out in Schedule 8 (Secretary’s Confirmation).

5.2	Memorandum of Pledge

The Pledgee must execute and deliver to the Company a notice of the pledge evidenced by this Deed in the form set out in Schedule 5 (Notice of Pledge), attaching a certified copy of this Deed and the Pledgor must procure:

(a)	that a memorandum of pledge is made in the Register of Members of the Company against the Shares; and

(b)	that the Secretary of the Company delivers to the Pledgee a certificate in the form set out in Schedule 6 (Secretary’s Certificate) together with an updated copy of the Register of Members of the Company.

5.3	Changes to rights

During the Security Period, the Pledgor must not take or allow the taking of any action on its behalf (except as permitted under the Facility Agreement) which may result:

(a)	in the name of the Company being changed;

(b)	in the rights attaching to any Security Asset being altered;

(c)	further shares in the Company being issued, without the prior written consent of the Pledgee. In the event that such consent is given, the Pledgor must:

(i)	execute and deliver to the Pledgee such further or additional security documents in relation to such further shares; and

(ii)	deliver or procure the delivery to the Pledgee of such other documents (including, those documents referred to in Subclauses 5.1 and 5.2) in relation to those further shares,

in each case, as the Pledgee may reasonably require and in form and substance satisfactory to it; and

(d)	in new Directors, Secretary or other officers of the Company being appointed, without the prior written consent of the Pledgee. In the event that such consent is given, the Pledgor must promptly upon any new Director, Secretary or other officer of the Company being appointed deliver or procure the delivery to the Pledgee of the documents referred to under Subclauses 5.1(d) and (e) for each new Director, Secretary or other officer of the Company.

5.4	Calls

(a)	The Pledgor must pay when due all calls, taxes, charges or other payments due and payable in respect of any Security Asset.

(b)	If the Pledgor fails to do so, the Pledgee may pay the calls, taxes, charges or other payments on behalf of the Pledgor. The Pledgor must promptly on request reimburse the Pledgee for any payment made by the Pledgee under this Subclause.

5.5	Other obligations in respect of Security Assets

(a)	(i) The Pledgor must comply with all requests for information relating to any Security Asset which is within its knowledge and which it is required to comply with by any law or its constitutional documents. If the Pledgor fails to do so, the Pledgee may elect to provide any information which it may have on behalf of the Pledgor.

(ii)	The Pledgor must promptly supply a copy to the Pledgee of any information referred to in sub-paragraph (i) above.

(b)	The Pledgor must comply with all other conditions and obligations assumed by it in respect of any Security Assets.

(c)	The Pledgee is not obliged to:

(i)	perform any obligation of the Pledgor;

(ii)	make any payment;

(iii)	make any enquiry as to the nature or sufficiency of any payment received by it or the Pledgor; or

(iv)	present or file any claim or take any other action to collect or enforce the payment of any amount to which it may be entitled under this Deed,

in respect of any Security Asset.

5.6	Voting rights

(a)	Before this Security becomes enforceable, the Pledgor may continue to exercise and benefit from the voting rights, right to receive dividends and any other distributions in respect of the Security Assets in accordance with the terms provided by the Facility Agreement, powers and other rights in respect of and attaching to the Security Assets.

(b)	After this Security has become enforceable:

(i)	all rights of the Pledgor to exercise voting and other consensual rights with respect to the Security Assets and to receive dividends and other payments in respect of the Security Assets will cease, and all these rights will immediately become vested solely in the Pledgee or its nominees, and the Pledgor grants the Pledgee or its nominees the Pledgor’s irrevocable and unconditional proxy for this purpose;

(ii)	any dividends and other payments in respect of the Security Assets received by the Pledgor will be held in trust for the Pledgee, and the Pledgor will keep all such amounts separate and apart from all other funds and property so as to be capable of identification as the property of the Pledgee and will deliver these amounts at such time as the Pledgee may request to the Pledgee in the identical form received;

(iii)	the Pledgee may exercise (in the name of the Pledgor and without any further consent or authority on the part of the Pledgor) any voting rights and any powers or rights which may be exercised by the legal or beneficial owner of the Shares, any person who is the holder of any Shares or otherwise; and

(iv)	the Pledgee may receive, collect, recover, sue for and if necessary use the name of the Pledgor for the recovery of all dividends or other distributions on all or any of the Shares.

6.	PRESERVATION OF SECURITY

6.1	Continuing security

This Security is a continuing security and will extend to the ultimate balance of the Secured Liabilities, regardless of any intermediate payment or discharge in whole or in part.

6.2	Reinstatement

(a)	If any discharge (whether in respect of the obligations of the Pledgor or any security for those obligations or otherwise) or arrangement is made in whole or in part on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, winding-up, liquidation, administration or otherwise without limitation, the liability of the Pledgor under this Deed will continue or be reinstated as if the discharge or arrangement had not occurred.

(b)	The Pledgee may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

6.3	Waiver of defences

The obligations of the Pledgor under this Deed will not be affected by, and the Pledgor irrevocably waives any defence it might have by virtue of, any act, omission or event which, but for this provision, would reduce, release or prejudice any of its obligations under this Deed (whether or not known to it or to the Pledgee). This includes:

(a)	any time, forbearance, extension or waiver granted to, or composition or compromise with, any person;

(b)	any release of any person under the terms of any composition or arrangement;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any person;

(d)	any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(e)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any person;

(f)	any amendment (however fundamental), restatement or novation of a Security Document or any other document, guarantee or security;

(g)	any unenforceability, illegality, invalidity or non-provability of any obligation of any person under any Security Document or any other document, guarantee or security or the failure by any member of the Group to enter into or be bound by any Security Document;

(h)	the acceptance or taking of other guaranties or security for the Secured Liabilities, or the settlement, release or substitution of any guaranty or security or of any endorser or guarantor in respect of the Secured Liabilities; or

(i)	any insolvency or similar proceedings.

6.4	Immediate recourse

(a)	The Pledgor waives any right it may have of first requiring the Pledgee (or any trustee or agent on its behalf) to proceed against or enforce any other right or security or claim payment from any person or file any proof or claim in any insolvency, administration, winding-up or liquidation proceedings relative to any Obligor or any other person before claiming from the Pledgor under this Deed.

(b)	This waiver applies irrespective of any law or any provision of a Security Document to the contrary.

6.5	Appropriations

At any time during the Security Period, the Pledgee (or any trustee or agent on its behalf) may without affecting the liability of the Pledgor under this Deed:

(a)	(i) refrain from applying or enforcing any other moneys, security, guarantees or rights held or received by the Pledgee (or any trustee or agent on its behalf) against those amounts; or

(ii)	apply and enforce them in such manner and order as it sees fit (whether against those amounts or otherwise); and

(b)	hold in an interest-bearing suspense account any moneys received from the Pledgor or on account of the Pledgor’s liability under this Deed or any other Security Document, without liability to pay interest on those monies.

6.6	Non-competition

Unless:

(a)	the Security Period has expired; or

(b)	the Pledgee otherwise directs,

the Pledgor will not, after a claim has been made or by virtue of any payment or performance by it under this Deed:

(i)	be subrogated to any rights, security or moneys held, received or receivable by the Pledgee (or any trustee or agent on its behalf);

(ii)	be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of the Pledgor’s liability under this Clause;

(iii)	claim, rank, prove or vote as a creditor of any Obligor or its estate in competition with the Pledgee (or any trustee or agent on its behalf); or

(iv)	receive, claim or have the benefit of any payment, distribution or security from or on account of any Obligor, or exercise any right of set-off as against any Obligor.

The Pledgor must hold in trust for and must promptly pay or transfer to the Pledgee (or as directed by the Pledgee) any payment or distribution or benefit of security received by it contrary to this Clause or in accordance with any directions given by the Pledgee under this Deed or any other Security Document.

6.7	Additional security

(a)	This Deed is in addition to and is not in any way prejudiced by any other security now or subsequently held by the Pledgee.

(b)	No prior security held by the Pledgee over any Security Asset will merge into this Security.

6.8	Security held by Pledgor

The Pledgor may not, without the prior consent of the Pledgee, hold any security from any other Obligor in respect of the Pledgor’s liability under this Deed. The Pledgor will hold any security held by it in breach of this provision on trust for the Pledgee.

7.	WHEN SECURITY BECOMES ENFORCEABLE

7.1	Event of Default

This Security will become immediately enforceable if an Event of Default occurs.

7.2	Enforcement

After this Security has become enforceable, the Pledgee may in its absolute discretion enforce all or any part of this Security at the times, in the manner and on the terms it sees fit, and take possession of and hold or dispose of any Security Asset.

8.	ENFORCEMENT OF SECURITY

8.1	General

(a)	The power of sale and any other power conferred by law will be immediately exercisable at any time after this Security has become enforceable and the Pledgee has given prior written notice to the Pledgor of its intention to exercise its power of sale or any other power conferred by law (the “Enforcement Notice”). The Pledgee may start enforcement not earlier than following eight Business Days upon receipt of the Enforcement Notice by the Pledgor.

(b)	The Pledgee may sell all or any part of the Shares (whether by public offer or private contract) to any person, including (but not limited to) to itself or any person affiliated, associated or otherwise connected to the Pledgee, subject to Clauses 8.1(i)—(k) below (whether comprising cash, debentures or other obligations, shares or other valuable consideration of any kind and whether payable or deliverable in a lump sum or by instalments) as the Pledgee may in its sole and absolute discretion determine.

(c)	If any of the Shares are sold by the Pledgee upon credit, for future delivery or for deferred consideration, the Pledgee may retain such Shares until the selling price is paid in full by the purchaser. The Pledgee shall not be liable for any failure by the purchaser to pay for any Shares and, in the event of such failure, the Pledgee may resell such Shares to another person.

(d)	Nothing in this Deed shall restrict the Pledgee from proceeding by suit at law or in equity to foreclose this Deed and sell all or any part of the Shares under a judgment or decree of a court of competent jurisdiction, provided the Pledgor has been given due notice of any such action.

(e)	Upon the Pledgee exercising all or any of its rights and powers under this Deed, the Pledgor must promptly procure that the Company registers as owners of the Shares the Pledgee and/or any nominees of the Pledgee or the purchasers of the Shares or otherwise any and all persons entitled to own the Shares as owners of the Shares pursuant to the exercise by the Pledgee of its said rights and powers under this Deed.

(f)	Without limitation to the foregoing provisions of this Clause, the Pledgee shall be entitled but not obliged, in its sole discretion, to use and put into effect all or any of the documents deposited with the Pledgee under Clauses 5.1 and 5.3(c) and (d) in the exercise of any of its rights and powers under this Clause and to register as owners of the Shares the Pledgee and/or any nominees of the Pledgee or the purchasers of the Shares or otherwise any and all persons entitled to own the Shares as owners of the Shares pursuant to the exercise by the Pledgee of its said rights and powers under this Deed.

(g)	The Pledgor hereby waives all rights of redemption, stay or appraisal which the Pledgor has or may have under any rule of law or equity now existing or hereafter adopted.

(h)	Any restriction on the power of sale conferred by law does not apply to this Security.

(i)	The Parties further agree that concurrently with the issuance of the Enforcement Notice, the Pledgee shall engage the Independent Appraiser in order to determine the market value of the Shares (the “Market Value”). The Pledgee shall provide the Pledgor with a copy of the appraisal report stating the Market Value of the Shares prepared by the Independent Appraiser.

(j)	Where the Pledgor has elected to sell the Shares at a public sale, the initial sale price of the Shares at a first public sale shall not be less 80% of the Market Value. If the first public sale is declared not to have been successfully completed due to one of the following reasons: (i) fewer than two potential buyers have participated in the public sale or (ii) none of the potential buyers offered a bid exceeding the initial sale price of the Shares, the Pledgee shall call a second public sale. The second public sale shall be conducted by successively lowering of the initial sale price. At the second public sale the Pledgee will be entitled to reduce the initial sale price of the Shares each time by 5%. If the reduction of the initial sale price equals or exceeds 30%, the sale price may be further reduced each time by 3%. The sale price (the price of realisation of the Shares) at the second public sale shall not be lower than 50% of the initial sale price.

(k)	Where the Pledgor has elected to sell the Shares to a third party by way of private sale, the Shares shall be sold to such third party at a price not less than the Market Value.

(l)	During the time period before the Shares are sold (that cannot be shorter than the time period provided by Clause 8.1(a) above) the Pledgor may discharge the Secured Liabilities that are overdue and stop enforcement of the Shares.

(m)	The Pledgee shall stop enforcement of the Shares if the Company or any Guarantor discharges the Secured Liabilities that are overdue during the time period before the Shares are sold (that cannot be shorter than the time period provided by Clause 8.1(a) above).

8.2	No liability

Neither the Pledgee nor any Receiver will be liable for any loss arising by reason of taking any action permitted by this Deed or for any neglect, default or omission in connection with the Security Asset (save for wilful misconduct and gross negligence) or for taking possession of or realising all or any part of the Security Asset.

8.3	Privileges

Each Receiver and the Pledgee is entitled to all the rights, powers, privileges and immunities conferred by law (including the Companies Law) on pledgees, mortgagees, charges, encumbrancers and duly appointed receivers under any law (including the Companies Law).

8.4	Protection of third parties

No person (including a purchaser) dealing with the Pledgee or a Receiver or its or his agents will be concerned to enquire:

(a)	whether the Secured Liabilities have become payable;

(b)	whether any power which the Pledgee is purporting to exercise has become exercisable or is being properly exercised;

(c)	whether any money remains due under the Security Documents; or

(d)	how any money paid to the Pledgee or to that Receiver is to be applied.

8.5	Redemption of prior Security Interests

(a)	At any time after this Security has become enforceable, the Pledgee may:

(i)	redeem any prior Security Interest against any Security Asset; and/or

(ii)	procure the transfer of that Security Interest to itself; and/or

(iii)	settle and pass the accounts of the prior pledgee, mortgagee, chargee or encumbrancer; any accounts so settled and passed will be, in the absence of manifest error, conclusive and binding on the Pledgor.

(b)	The Pledgor must pay to the Pledgee, promptly on demand, the costs and expenses incurred by the Pledgee in connection with any such redemption and/or transfer, including the payment of any principal or interest.

8.6	Contingencies

If this Security is enforced at a time when no amount is due under the Security Documents but at a time when amounts may or will become due, the Pledgee (or the Receiver) may pay the proceeds of any recoveries effected by it into a suspense account.

9.	RECEIVER

9.1	Appointment of Receiver

(a)	Except as provided below, the Pledgee may appoint any one or more persons to be a Receiver of all or any part of the Security Assets if:

(i)	this Security has become enforceable; or

(ii)	the Pledgor so requests the Pledgee in writing at any time.

(b)	Any appointment under paragraph (a) above may be by deed, under seal or in writing under its hand.

(c)	Except as provided below, any restriction imposed by law on the right to appoint a Receiver does not apply to this Deed.

9.2	Removal

The Pledgee may by writing under its hand (subject to any requirement for an order of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it thinks fit, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated.

9.3	Remuneration

The Pledgee may fix the remuneration of any Receiver appointed by it and any maximum rate imposed by any law will not apply.

9.4	Agent of the Pledgor

A Receiver will be deemed to be the agent of the Pledgor for all purposes and accordingly will be deemed to be in the same position as a Receiver. The Pledgor is solely responsible for the contracts, engagements, acts, omissions, defaults and losses of a Receiver and for liabilities incurred by a Receiver.

9.5	Relationship with Pledgee

To the fullest extent allowed by law, any right, power or discretion conferred by this Deed (either expressly or impliedly) or by law on a Receiver may after this Security becomes enforceable be exercised by the Pledgee in relation to any Security Asset without first appointing a Receiver or notwithstanding the appointment of a Receiver.

10.	POWERS OF RECEIVER

10.1	General

(a)	A Receiver has all the rights, powers and discretions set out below in this Clause in addition to those conferred on it by any law.

(b)	If there is more than one Receiver holding office at the same time, each Receiver may (unless the document appointing him states otherwise) exercise all the powers conferred on a Receiver under this Deed individually and to the exclusion of any other Receiver.

10.2	Possession

A Receiver may take immediate possession of, get in and collect any Security Asset.

10.3	Carry on business

A Receiver may carry on any business of the Pledgor in relation to the Secured Assets in any manner it thinks fit.

10.4	Employees

(a)	A Receiver may appoint and discharge managers, officers, agents, accountants, servants, workmen and others for the purposes of this Deed upon such terms as to remuneration or otherwise as he thinks fit.

(b)	A Receiver may discharge any person appointed by the Pledgor.

10.5	Borrow money

A Receiver may raise and borrow money either unsecured or on the security of any Security Asset either in priority to this Security or otherwise and generally on any terms and for whatever purpose which he thinks fit.

10.6	Sale of assets

(a)	A Receiver may sell, exchange, convert into money and realise any Security Asset by public auction or private contract and generally in any manner and on any terms which he thinks fit.

(b)	The consideration for any such transaction may consist of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over any period which it thinks fit.

(c)	Fixtures may be severed and sold separately from the property containing them without the consent of the Pledgor.

10.7	Leases

A Receiver may let any Security Asset for any term and at any rent (with or without a premium) which it thinks fit and may accept a surrender of any lease or tenancy of any Security Asset on any terms which he thinks fit (including the payment of money to a lessee or tenant on a surrender).

10.8	Compromise

A Receiver may settle, adjust, refer to arbitration, compromise and arrange any claim, account, dispute, question or demand with or by any person who is or claims to be a creditor of the Pledgor or relating in any way to any Security Asset.

10.9	Legal actions

A Receiver may bring, prosecute, enforce, defend and abandon any action, suit or proceedings in relation to any Security Asset which it thinks fit.

10.10	Receipts

A Receiver may give a valid receipt for any moneys and execute any assurance or thing which may be proper or desirable for realising any Security Asset.

10.11	Delegation

A Receiver may delegate his powers in accordance with this Deed.

10.12	Lending

A Receiver may lend money or advance credit to any customer of the Pledgor.

10.13	Protection of assets

A Receiver may:

(a)	effect any repair or insurance and do any other act which the Pledgor might do in the ordinary conduct of its business to protect or improve any Security Asset;

(b)	commence and/or complete any building operation; and

(c)	apply for and maintain any planning permission, building regulation approval or any other authorisation,

in each case as he thinks fit.

10.14	Other powers

A Receiver may:

(a)	do all other acts and things which he may consider desirable or necessary for realising any Security Asset or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Deed or by law;

(b)	exercise in relation to any Security Asset all the powers, authorities and things which he would be capable of exercising if he were the absolute beneficial owner of that Security Asset; and

(c)	use the name of the Pledgor for any of the above purposes.

11.	APPLICATION OF PROCEEDS

Unless otherwise determined by the Pledgee or a Receiver, any moneys received by the Pledgee or that Receiver after this Security has become enforceable must be applied in accordance with the Facility Agreement:

(a)	in or towards payment of or provision for all costs and expenses incurred by the Pledgee or any Receiver under or in connection with this Deed and of all remuneration due to any Receiver under or in connection with this Deed;

(b)	in or towards payment of or provision for the Secured Liabilities; and

(c)	in payment of the surplus (if any) to the Pledgor or other person entitled to it.

This Clause is subject to the payment of any claims having priority over this Security. Subject to Clause 16.3, this Clause does not prejudice the right of the Pledgee to recover any shortfall from the Pledgor.

12.	EXPENSES AND INDEMNITY

The Pledgor must procure that the Borrower or any other member of the Group:

(a)	promptly on demand pays all costs and expenses (including stamp duty and legal fees) incurred in connection with this Deed (provided that the costs for its preparation and negotiations are subject to the prior agreed cap) or any amendment of or waiver or consent under this Deed by the Pledgee, attorney-in-fact, Receiver, manager, agent or other person appointed by the Pledgee under this Deed; and

(b)	keep each of them indemnified against any failure or delay in paying those costs or expenses and any loss or liability incurred by it in connection with any litigation, arbitration or administrative proceedings concerning this Security; this includes any loss or liability arising from any actual or alleged breach by any person of any law or regulation.

13.	DELEGATION

13.1	Power of Attorney

The Pledgee or any Receiver may delegate by power of attorney or in any other manner to any person any right, power or discretion exercisable by it under this Deed.

13.2	Terms

Any such delegation may be made upon any terms (including power to sub-delegate) which the Pledgee or any Receiver may think fit.

13.3	Liability

Neither the Pledgee nor any Receiver will be in any way liable or responsible to the Pledgor for any loss or liability arising from any act, default, omission or misconduct on the part of any delegate or sub-delegate.

14.	FURTHER ASSURANCES

The Pledgor must, at its own expense, take whatever action the Pledgee or a Receiver may require for:

(a)	creating, attaching, perfecting or protecting and maintaining the priority of any security intended to be created by this Deed;

(b)	facilitating the realisation of any Security Asset, or the exercise of any right, power or discretion exercisable, by the Pledgee or any Receiver or any of their respective delegates or sub-delegates in respect of any Security Asset;

(c)	obtaining possession and control of any Security Asset; or

(d)	facilitating the assignment or transfer of any rights and/or obligations of the Pledgee under this Deed.

This includes:

(i)	the execution of any mortgage, charge, transfer, conveyance, assignment or assurance of any property, whether to the Pledgee or to its nominee; or

(ii)	the giving of any notice, order or direction and the making of any registration,

which, in any such case, the Pledgee may think necessary, desirable, or expedient.

15.	POWER OF ATTORNEY

15.1	The Pledgor, by way of security and for good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), irrevocably and severally coupled with an interest in this Deed appoints the Pledgee, each Receiver and each of their respective delegates and sub-delegates to be its attorney-in-fact to take any action which the Pledgor is obliged to take under this Deed. The Pledgor ratifies and confirms whatever any attorney-in-fact does or purports to do under its appointment under this Clause.

15.2	The power of attorney granted or otherwise made pursuant to this Deed is given by the Pledgor by way of further security for the Secured Liabilities and in order to more fully secure the performance of its obligations under this Deed and in consideration of the mutual covenants in this Deed and for other good and valuable consideration received by the Pledgor from the Pledgee (the receipt, sufficiency and adequacy of which consideration is hereby acknowledged and confirmed).

16.	MISCELLANEOUS

16.1	Covenant to pay

Subject to Clause 16.3 below, the Pledgor covenants with the Pledgee that whenever the Borrower does not pay the Secured Liabilities or any amount thereof when the same falls due for payment, performance or discharge in accordance with the terms of the Facility Agreement, it shall on demand by the Pledgee pay, perform and discharge the Secured Liabilities.

16.2	Financial collateral

(a)	To the extent that the assets mortgaged or charged under this Deed constitute “financial collateral” and this Deed and the obligations of the Pledgor under this Deed constitute a “security financial collateral arrangement” (in each case for the purpose of and as defined in the Financial Collateral Law 2004 (Law 43(I)/ 2004) the Pledgee shall have the right after this Security has become enforceable to appropriate all or any part of that financial collateral in or towards the satisfaction of the Secured Liabilities.

(b)	For the purpose of paragraph (a) above, the value of the financial collateral appropriated shall be the Market Value.

16.3	Limited recourse

Notwithstanding any other provision of this Deed and any other Security Document, it is expressly agreed and understood that:

(a)	the sole recourse of the Pledgee to the Pledgor under this Deed is to the Pledgor’s interest in the Security Assets; and

(b)	the liability of the Pledgor to the Pledgee pursuant to or otherwise in connection with this Deed shall be:

(i)	limited in aggregate to an amount equal to that recovered as a result of enforcement of this Deed with respect to the Shares; and

(ii)	satisfied only from the proceeds of sale or other disposal or realisation of the Shares pursuant to this Deed.

If on enforcement over the Security Assets, the net proceeds are insufficient to discharge the liabilities and obligations that the Pledgor has towards the Pledgee under this Deed, then the Pledgor shall be under no further obligations under this Deed.

17.	RELEASE

At the end of the Security Period , the Pledgee shall promptly, at the request and cost of the Pledgor:

(a)	deliver or caused to be delivered to the Pledgor or such other person, as the Pledgor may direct, the documents referred in Clause 5.1 hereof and any other documents delivered to the Pledgee pursuant to this Deed;

(b)	give notice of discharge of the pledge to the Company for the purpose of cancelling the memorandum of pledge made in its register of members pursuant to section 138(2) of the Contract Law, Cap. 149 (as amended); and

(c)	execute whatever documents and take whatever action is reasonably required to release the Security Assets from this Security and terminate any powers of attorney or other like appointments.

18.	CHANGES TO THE PARTIES

18.1	The Pledgor

The Pledgor may not assign or transfer any of its rights or obligations under this Deed.

18.2	The Pledgee

The Pledgee may assign or otherwise dispose of all or any of its rights under this Deed to any person to whom it assigns or transfers its rights and obligations under the Facility Agreement, in accordance with the terms of the Security Documents to which it is a party and may disclose any information in its possession relating to the Pledgor to any actual or prospective assignee, transferee or participant.

18.3	Successors and Assigns

This Deed shall be binding upon and shall inure to the benefit of and be enforceable by and against the Parties and their respective heirs, executors, legal representatives, successors, assigns and permitted transferees.

19.	EVIDENCE AND CALCULATIONS

19.1	Accounts

Accounts maintained by the Pledgee in connection with this Deed are, in the absence of a manifest error, prima facie evidence of the matters to which they relate for the purpose of any litigation or arbitration proceedings.

19.2	Certificates and determinations

Any certification or determination by the Pledgee of a rate or amount under the Security Documents will be, in the absence of manifest error, conclusive evidence of the matters to which it relates.

20.	NOTICES

20.1	In writing

(a)	Any communication in connection with this Deed must be in writing and, unless otherwise stated, may be given in person, by international courier service, by fax or email.

(b)	Unless it is agreed to the contrary, any consent or agreement required under this Deed must be given in writing.

20.2	Contact details

(a)	The contact details of the Pledgor for all notices in connection with this Deed are:

Address: 54, Akademika Iljushina Street 4, block 1, Moscow, Russian Federation

Email: Karen.agayan@arpartners.ru

Fax: +7 (495) 974-64-27

Attention: Karen Agayan

(b)	The contact details of the Pledgee for all notices in connection with this Deed are:

Address: Ul. Bolshaya Morskaya, 29, St. Petersburg 190000, Russia

Email: loanadmin@msk.vtb.ru, TM21@msk.vtb.ru

Fax: +7 (495) 775-54-54

Attention: Loan administration

(c)	Any Party may change its contact details by giving five Business Days’ notice to the other Party.

20.3	Effectiveness

(a)	Any communication in connection with this Deed will be deemed to be given as follows:

(i)	if sent by fax or by other means allowing to determine that the message is sent by the Party to this Deed—upon receipt in eligible form;

(ii)	if delivered in person or sent by an international courier service, at the time of delivery.

(b)	A communication given under paragraph (a) above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

20.4	LANGUAGE

Any notice given in connection with this Deed must be in English.

21.	SEVERABILITY

If a term of this Deed is or becomes illegal, invalid or unenforceable in any respect under any jurisdiction, that will not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other term of this Deed; or

(b)	the legality, validity or enforceability in any other jurisdiction of that or any other term of this Deed.

22.	WAIVERS AND REMEDIES CUMULATIVE

The rights of the Pledgee under this Deed:

(a)	may be exercised as often as necessary;

(b)	are cumulative and not exclusive of its rights under the general law; and

(c)	may be waived only in writing and specifically.

Delay in exercising or non-exercise of any right is not a waiver of that right.

23.	COUNTERPARTS

This Deed may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

24.	GOVERNING LAW

This Deed is governed by Cyprus law.

25.	ENFORCEMENT

25.1	Jurisdiction

(a)	The courts of the Republic of Cyprus have exclusive jurisdiction to settle any dispute in connection with this Deed.

(b)	The courts of the Republic of Cyprus are the most appropriate and convenient courts to settle any such dispute in connection with this Deed. The Pledgor agrees not to argue to the contrary and waives objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Deed.

(c)	References in this Clause to a dispute in connection with this Deed includes any dispute as to the existence, validity or termination of this Deed.

25.2	Waiver of immunity

The Pledgor irrevocably and unconditionally:

(a)	agrees not to claim any immunity from proceedings brought by the Pledgee against it in relation to this Deed and to ensure that no such claim is made on its behalf;

(b)	consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

(c)	waives all rights of immunity in respect of it or its assets.

IN WITNESS WHEREOF this Deed has been executed and delivered on the date stated at the beginning of this Deed.

SCHEDULE 1

INSTRUMENT OF TRANSFER

Name of the Company	ZEMENIK TRADING LIMITED (registered number: HE 332806) (the “Company)

Name and address of Transferor	[NAME OF PLEDGOR] of [ADDRESS] (the “Transferor”)

Name and address of Transferee	(the “Transferee”)

Number, Class and Denomination of Shares	[ 🌑 ] [ordinary] shares of [ 🌑 ] each (the “Shares”)

Distinctive Numbers of Shares	[ 🌑 ] to [ 🌑 ] inclusive

We, the Transferor, in consideration of the sum of €1.71 (one Euro) and other good and valuable consideration paid to us by the Transferee (the sufficiency of which we hereby acknowledge), do hereby transfer to the Transferee the Shares in the Company, so that the Transferee, its executors, administrators, successor and assigns, can hold the same subject to the terms and conditions on which we held the Shares at the time of execution of this Instrument.

In witness whereof we have caused this Instrument to be executed on [DATE]

SIGNED as a DEED	)

by [NAME OF THE PLEDGOR]	)

[acting by its authorised attorney/director/signatory]	)

[NAME]]	)

in the presence of:	)

Witness’s Signature:
Name:

AND we, the Transferee, do hereby agree to accept and take the Shares subject to the terms and conditions aforesaid and have caused this Instrument to be executed on [DATE]

SIGNED as a DEED	)
by	) acting by its authorised	)
)
in the presence of:	)

Witness’s Signature:
Name:

SCHEDULE 2

IRREVOCABLE PROXY AND POWER OF ATTORNEY

This Power of Attorney is made by way of Deed on [DATE] by [PLEDGOR], [DETAILS] (the “Pledgor”).

1.	APPOINTMENT AND POWERS

We the Pledgor hereby make, constitute and appoint JSC VTB BANK (the “Pledgee”), acting by any of its directors or officers from time to time, to be our true and lawful proxy and attorney (the “Attorney”) with full power and authority, and in our name and place or in the name of the Attorney, and on our behalf:

(a)	to exercise all rights in relation to [NUMBER] Ordinary shares of €1.71 each (the “Shares”) in HEADHUNTER FSU LIMITED (the “Company”) registered in the name of the Pledgor, which shares have been pledged to the Pledgee pursuant to a deed of pledge dated [DATE] between the Pledgor and the Pledgee (the “Deed of Pledge”), as the Attorney in its absolute discretion sees fit, including (but not limited to):

(i)	receiving notice of, attending and voting at any annual or extraordinary general meeting of the shareholders of the Company, including meetings of the members of any particular class of shareholder, and all or any adjournment of such meetings, or signing any resolution as registered holder of the Shares;

(ii)	completing and returning proxy cards, consents to short notice and any other documents required to be signed by the registered holder of the Shares;

(iii)	dealing with and giving directions as to any moneys, securities, benefits, documents, notices or other communications (in whatever form) arising by right of the Shares or received in connection with the Shares from the Company or any other person; and

(iv)	otherwise executing, delivering and doing all deeds, instruments and acts in the Pledgor’s name insofar as may be done in the Pledgor’s capacity as registered holder of the Shares; and

(b)	to execute, deliver and perfect all documents and do all things which an Attorney may consider to be required or desirable for:

(i)	carrying out any obligation imposed on the Pledgor by the Deed of Pledge (including the execution and delivery of any pledges, mortgages, charges, assignments or other security and any transfer of the Shares); and

(ii)	enabling the Pledgee to exercise, or delegate the exercise of, any of the rights, powers and authorities conferred on them by or pursuant to the Deed of Pledge or by law (including, the exercise of any right of a legal or beneficial owner of the Shares).

2.	DELEGATION

The Attorney may delegate one or more of the powers conferred on the Attorney by this power of attorney to a nominee or nominees appointed for that purpose by the board of directors of the relevant Attorney, by resolution or otherwise.

3.	SUBSTITUTE ATTORNEY

The Attorney may appoint one or more persons to act as substitute attorney(s) for the Pledgor and to exercise one or more of the powers conferred on the Attorney by this power of attorney other than the power to appoint a substitute attorney and revoke any such appointment.

4.	POWER BY WAY OF SECURITY

This power of attorney is given by way of security pursuant to the Deed of Pledge and shall be irrevocable until all the debts, obligations and liabilities secured by the Deed of Pledge have been unconditionally and irrevocably paid and discharged in full.

5.	UNDERTAKINGS

The Pledgor:

(a)	indemnifies the Attorney and its officers against any loss or liability suffered by the Attorney or its officers in acting as the Pledgor’s attorney or under this power of attorney; and

(b)	agrees to ratify and confirm all things lawfully done and all documents executed by the Attorney or its officers in the proper exercise or purported exercise of all or any of its powers under this power of attorney.

6.	JURISDICTION

This power of attorney (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this power of attorney, its formation or any act performed or claimed to be performed under it) shall be governed by and construed in accordance with Cyprus law.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

SIGNED as a DEED	)

by [NAME OF THE PLEDGOR]	)

[acting by its authorised attorney/signatory/director]	)

[NAME]	)

in the presence of:	)

Witness’s Signature:
Name:

SCHEDULE 3

LETTER OF RESIGNATION

To:	HEADHUNTER FSU LIMITED (the “Company”)

Date:

Dear Sirs,

[We]/[I], [NAME] hereby resign from [our]/[my] position as a [Director] [Secretary] of the Company with effect from the date of this letter.

[We]/[I] hereby confirm that [we]/[I] have no claim whatsoever against the Company, other than any fees owed to [us/][me] or remaining outstanding in respect of serving the Company in [our]/[my] capacity as Director/Secretary up to and including the date of [our]/[my] resignation.

This letter is governed by Cyprus law.

Yours faithfully,

[NAME OF DIRECTOR/SECRETARY]
[Director/Secretary]

SCHEDULE 4

LETTER OF AUTHORITY AND UNDERTAKING

To:	JSC VTB BANK (the “Pledgee”)

Date: [DATE]

Dear Sirs,

HEADHUNTER FSU LIMITED (the “Company”)

We, the undersigned, holding the offices in the Company set out under our names refer to the facility agreement dated [DATE] (as amended, supplemented or novated from time to time, the “Facility Agreement”) and a deed of pledge dated [DATE] in respect of [ 🌑 ] shares in the Company (the “Deed of Pledge”) executed by [ 🌑 ] (the “Pledgor”) in favour of the Pledgee as security for the Secured Liabilities (as defined in the Deed of Pledge).

For good and valuable consideration provided by the Pledgee (the receipt and sufficiency of which is hereby acknowledged):

1.	We hereby irrevocably authorise and undertake with the Pledgee that until the date on which all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full, we will not act alone or with any other person, enter into or accept or authorise any act or omission in contravention of the terms of the Facility Agreement or the Deed of Pledge; and

2.	We hereby irrevocably authorise the Pledgee at any time on or after an Event of Default occurs under and as defined in the Facility Agreement, to date, use and otherwise put into full effect the undated letter of resignation delivered by me to the Pledgee pursuant to the Deed of Pledge.

Terms defined in the Deed of Pledge have the same meaning in this letter.

This letter is governed by Cyprus law.

Yours faithfully,

KATERINA IOSIF Director	PANAYIOTA STYLIANOU Director

ALEXANDER ARBUZOV Director	TOP SECRETARIAL LIMITED Secretary

SCHEDULE 5

NOTICE OF PLEDGE

To:	HEADHUNTER FSU LIMITED (the “Company”)

Date: [DATE]

Dear Sirs,

Deed of Pledge dated [DATE] between

[ 🌑 ] and JSC VTB BANK (the “Deed of Pledge”)

This letter constitutes notice to you that under the Deed of Pledge, [ 🌑 ] (the “Pledgor”) have, inter alia, pledged in our favour the share certificates representing [ 🌑 ] ordinary shares of €1.71 each in the share capital of the Company (the “Shares”.

We attach to this notice a certified copy of the Deed of Pledge duly signed by the Pledgor and us, in the presence of two competent witnesses who subscribed with their names as witnesses.

In accordance with Section 138(2)(b) of the Contract Law, Cap. 149, you are instructed to:

(a)	enter a Memorandum of this pledge in the Register of Members and against the Shares in respect of which this notice is given; and

(b)	issue to us a certificate acknowledging receipt of this notice and confirming that the aforesaid Memorandum has been made in the Register of Members.

You are instructed to disclose to us any information relation to the Shares requested by us from time to time and to comply with the terms of any written notice or instruction relating to the Shares which you may receive from us.

This letter is governed by Cyprus law.

Yours faithfully,

JSC VTB BANK

SCHEDULE 6

SECRETARY’S CERTIFICATE

To:	JSC VTB BANK

Date: [DATE]

Dear Sirs,

Deed of Pledge dated [DATE] between

[ 🌑 ]and JSC VTB BANK (the “Deed of Pledge)

We acknowledge receipt of the notice dated [DATE] notifying us that the [PLEDGOR] have, inter alia, under the Deed of Pledge pledged the share certificates representing [ 🌑 ] ordinary shares of €1.71 each (the “Shares”) in HEADHUNTER FSU LIMITED (the “Company”), together with the certified copy of the Deed of Pledge.

We hereby agree to comply with the notice and confirm, certify and acknowledge that we:

1.	have not received notice of the interest of any third party in the Shares and are not aware of any transfer of the Shares to a third party;

2.	have not received notice of and are not aware of the Shares, the share certificates representing the Shares, or any rights attaching to the Shares being subject to any pledge or other security interest; and

3.	Memoranda, substantially in the form set out in the Schedule below, have been made and registered in the Register of Members of the Company in accordance with the terms and conditions of the Deed of Pledge.

This certificate is governed by Cyprus law.

SCHEDULE

[NUMBER][CLASS] shares of [CURRENCY][NOMINAL VALUE] (with distinctive numbers [ 🌑 ] to [ 🌑 ]) inclusive) registered in the name of [PLEDGOR] have been pledged in favour of [PLEDGEE] under a Deed of Pledge dated [DATE] between [PLEDGOR] and [PLEDGEE]

Yours faithfully,

TOP SECRETARIAL LIMITED
Secretary of
HEADHUNTER FSU LIMITED

SCHEDULE 7

BOARD RESOLUTION

HEADHUNTER FSU LIMITED

(the “Company”)

Written Resolution of the Board of Directors of the Company

passed in accordance he Company’s Articles of Association

1.	BACKGROUND

[ 🌑 ] (the Pledgor) has entered or propose to enter into a deed of pledge (the “Deed of Pledge”) dated on or about the date of this resolution between the Pledgor and JSC VTB BANK (the “Pledgee”), pursuant to which the Pledgor shall, inter alia, pledge in favour of the Pledgee the share certificates issued in its name and representing [ 🌑 ] ordinary shares in the Company (the Shares”).

2.	RESOLUTIONS

IT IS HEREBY RESOLVED as follows:

(a)	THAT that the terms of, and the transactions contemplated, by the Deed of Pledge and any related documents be and are hereby approved;

(b)	THAT any transfer of Shares made by the Pledgee on enforcement of the Deed of Pledge be and is hereby approved.

(c)	THAT the Secretary be and is hereby authorised and instructed:

(i)	upon receipt of a notice in respect of the Deed of Pledge, to enter a memorandum of pledge in the Company’s register of members against the Shares and to issue a certificate to the Pledgee confirming the same in accordance with the terms of the Deed of Pledge; and

(ii)	upon receipt of an instrument of transfer of any Shares, to enter the name of the relevant transferee in the register of members of the Company and file the relevant company forms with the Registrar of Companies.

Dated this [DATE]

KATERINA IOSIF Director	PANAYIOTA STYLIANOU Director

ALEXANDER ARBUZOV Director

SCHEDULE 8

SECRETARY’S CONFIRMATION
HEADHUNTER FSU LIMITED HE 178226 (the “Company”)

Registrar of Companies & Official Receiver Department of Registrar of Companies and Official Receiver

Date:

Secretary’s Confirmation

We the undersigned, being the Secretary of the Company hereby certify that the changes set out in the attached filing forms are true, accurate and in accordance with the corporate registers of the Company.

[Secretary]

[INTENTIONALLY LEFT BLANK FOR THE NEW SECRETARY TO SIGN]	[INTENTIONALLY LEFT BLANK FOR THE NEW SECRETARY TO SIGN|

SIGNATORIES

Pledgor

SIGNED as a DEED by LLC ZEMENIK acting by its authorised director
Karen Agajan in the presence of:

1.	Witness’s Signature:

Name:

2.	Witness’s Signature:

Name:

Pledgee

SIGNED as a DEED by JSC VTB BANK acting by its authorised attorney
Vitaly Buzoverja in the presence of:

1.	Witness’s Signature:

Name:

2.	Witness’s Signature:
Name:

DATED 5 OCTOBER 2017

DEED OF CONFIRMATION

between

(1) LLC ZEMENIK

and

(2) VTB BANK (PJSC)

relating to the Deed of Pledge over shares in HeadHunter FSU Limited dated 19 May 2016

ALEXANDRO§ ECONOMOU LLC

THIS DEED is dated 5 October 2017 between:

(1)	LLC ZEMENIK, a company organised and existing under the laws of Russia having its registered office address at Akademika Iljushina Street 4, Block 1, Office 54, Moscow, Russia with registration number 1167746153860 (hereinafter the “Pledgor”);

(2)	VTB BANK (PJSC), a bank organised under the laws of the Russian Federation under primary state registration number 1027739609391, whose registered office is at Ul. Bolshaya Morskaya 29, St. Petersburg 190000, the Russian Federation (hereinafter the “Pledgee”).

BACKGROUND:

(A)	Pursuant to a facility agreement dated 16 May 2016 as amended by the amendment agreement No. 1 dated 14 December 2016, the amendment agreement No. 2 dated 28 June 2017 and as amended and restated by the amendment agreement No. 3 dated on or about the date hereof (the “Facility Agreement”) between the Pledgor as borrower and the Pledgee as arranger, facility agent and original lender, the parties thereto agreed, inter alia, that the Pledgor enters into the Deed of Pledge (as defined below) in favour of the Pledgee.

(B)	The Pledgor and the Pledgee have agreed to enter into this Deed for the purpose of confirming the security granted under the Deed of Pledge.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Deed:

“Company” means HEADHUNTER FSU LIMITED, a company incorporated in Cyprus with registration number HE 178226, whose registered office is at 42 Dositheou, Strovolos 2028 Nicosia, Cyprus.

“Deed of Pledge” means the deed of pledge dated 19 May 2016, between the Pledgor and the Pledgee, pursuant to which the Pledgor pledged, inter alia, 1,000 (one thousand) issued ordinary shares of €1,71 each in the Company.

1.2	Construction

(a)	Capitalised terms defined in the Deed of Pledge have, unless expressly defined in this Deed, the same meaning in this Deed.

(b)	The provisions of clause 1.2 of the Deed of Pledge apply to this Deed as if they were set out in full in this Deed.

2.	CONFIRMATION

(a)	The Pledgor acknowledges and consents to the amendment agreement no. 3 to the Facility Agreement.

(b)	The Pledgor confirms, consents and agrees that the Deed of Pledge remains valid and binding on the Pledgor and that the security granted pursuant to the Deed of Pledge remains valid and is continuing security for the Secured Liabilities.

3.	FURTHER ASSURANCES

The Pledgor will, at the request of the Pledgee, take whatever action is necessary or reasonably desirable to give effect to clause 2 of this Deed.

4.	COUNTERPARTS

This Deed may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

5.	GOVERNING LAW

This Deed is governed by Cyprus law.

6.	ENFORCEMENT

6.1	Jurisdiction

(a)	The courts of the Republic of Cyprus have exclusive jurisdiction to settle any dispute in connection with this Deed.

(b)	The courts of the Republic of Cyprus are the most appropriate and convenient courts to settle any such dispute in connection with this Deed. The Pledgor agrees not to argue to the contrary and waive objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Deed.

(c)	References in this Clause to a dispute in connection with this Deed includes any dispute as to the existence, validity or termination of this Deed.

6.2	Waiver of immunity

The Pledgor irrevocably and unconditionally:

(a)	agrees not to claim any immunity from proceedings brought by the Pledgee against them in relation to this Deed and to ensure that no such claim is made on their behalf;

(b)	consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

(c)	waives all rights of immunity in respect of them or their assets.

IN WITNESS WHEREOF this Deed has been executed and delivered on the date stated at the beginning of this Deed.

SIGNATORIES
Pledgor	)
)
SIGNED as a DEED	)
By LLC ZEMENIK	)
acting by its authorised director	)
Karen Agajan	)
In the presence of:	(

4.	Witness’s Signature:

Name:

5.	Witness’s Signature:

Name:

Pledgee	)
)
SIGNED as a DEED	)
By VTB BANK (PJSC))
acting by its authorised director	)
Vitaly Buzoverya	)
In the presence of:	(

1.	Witness’s Signature:

Name:

2.	Witness’s Signature:

Name:

SIGNATORIES
Pledgor	)
)
SIGNED as a DEED	)
By LLC ZEMENIK	)
acting by its authorised director	)
Karen Agajan	)
In the presence of:	(

1.	Witness’s Signature:

Name:

2.	Witness’s Signature:

Name:

Pledgee	)
)
SIGNED as a DEED	)
By VTB BANK (PJSC))
acting by its authorised director	)
Vitaly Buzoverya	)
In the presence of:	(

1.	Witness’s Signature:

Name:

2.	Witness’s Signature:

Name:

DEED OF PLEDGE

DATED 27 December 2016

BETWEEN

ELQ INVESTORS VIII LTD

and

VTB BANK (PJSC)

ALEXANDRO§ ECONOMOU

LLC

THIS DEED is dated 27 December 2016 between:

(1)	ELQ INVESTORS VIII LTD, a company incorporated under the laws of England and Wales with registration number 9182214, whose registered office is at Peterborough Court, 133 Fleet Street, London, EC4A 2BB, United Kingdom (the “Pledgor”); and

(2)	VTB BANK (PJSC), a bank organised under the laws of the Russian Federation under primary state registration number 1027739609391, whose registered office is at Ul. Bolshaya Morskaya, 29, St. Petersburg 190000, Russian Federation (the “Pledgee”).

BACKGROUND:

(A)	The Pledgor is the owner of 40% of the issued share capital of the Company (as defined below).

(B)	The Pledgor enters into this Deed in connection with the Facility Agreement (as defined below).

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Deed:

“Companies Law” means Cyprus Companies Law, Cap. 113.

“Company” means ZEMENIK TRADING LIMITED, a company incorporated in Cyprus with registration number HE 332806, whose registered office is at 42 Dositheou, Strovolos 2028, Nicosia, Cyprus.

“Event of Default” means any of the events or circumstances specified as such in clause 19 of the Facility Agreement.

“Facility Agreement” means the facility agreement dated on or about the date of this Deed between LLC Zemenik as Borrower and the Pledgee as Agent and Original Lender (as the same may be amended, supplemented or novated from time to time).

“Finance Documents” means the Facility Agreement and any other “Finance Document” (“[GRAPHIC APPEARS HERE]”) defined as such in the Facility Agreement.

“Independent Appraiser” means any of Delloite CIS Holdings Limited, PricewaterhouseCoopers and Ernst & Young Global Limited, or any of their affiliates, to be appointed by the Pledgee.

“LLC ZEMENIK” means LLC Zemenik, a company incorporated in the Russian Federation with registration number 1167746153860, whose registered address is at office 54, Akademika Iljushina Street 4, block 1, Moscow, Russian Federation.

“Party” means a party to this Deed.

“Related Rights” means, in relation to any Shares, all dividends and other distributions paid or payable after the date hereof on all or any of such Shares and all stocks, shares, securities (and the dividends or interest thereon), rights, money or property accruing or offered at any time by way of issue, redemption, bonus, preference, option rights or otherwise to or in respect of any of such Shares or in substitution or exchange for any such Shares.

“Secured Liabilities” means all present and future debts, obligations and liabilities (whether actual or contingent, and whether owed as principal or surety, jointly or severally or in any other capacity whatsoever) of the Pledgor to the Pledgee under this Deed and of the Borrower to the Pledgee under the Facility Agreement, except for any obligation which, if it were so included, would result in this Deed contravening Section 53 of the Companies Law.

“Security Assets” means the Shares, the Share Certificates and the Related Rights.

“Security Document” means this Agreement, the Facility Agreement, any other Finance Document or any other document designated as such by the Pledgee and the Borrower in writing.

“Security Interest” means any mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having a similar effect.

“Security Period” means the period beginning on the date of this Deed and ending on the date on which all the Secured Liabilities have been unconditionally and irrevocably discharged in full.

“Share Certificates” means all the share certificates representing the Shares and any substitute share certificate or share certificates representing the Shares.

“Shares” means 40,000 ordinary shares of 1.00 (one) EUR each, held by the Pledgor in the Company (Security Assets), which in aggregate represent 40% of the issued shares in the Company, and any further shares in the capital of the Company now or at any time hereafter legally and/or beneficially owned by the Pledgor or in which the Pledgor has an interest.

1.2	Construction

(a)	In this Deed and any certificate or other document delivered pursuant hereto, unless otherwise expressly provided herein or therein or unless the context requires another meaning, capitalized terms used herein shall have the meanings specified in the Facility Agreement, by reference or otherwise (and each such term is thereby incorporated by reference herein for such use). To the extent such terms are defined by reference to another agreement or document, such terms shall continue to have their original definitions despite any termination, expiration or amendment of such agreement or document, unless the parties agree otherwise in writing.

(b)	In this Deed, unless the contrary intention appears, a reference to:

(i)	an “amendment” includes a supplement, novation, restatement or re-enactment and “amended” will be construed accordingly;

(ii)	“assets” includes present and future properties, revenues and rights of every description;

(iii)	an “authorisation” includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration or notarisation;

(iv)	“disposal” means a sale, transfer, grant, lease or other disposal, whether voluntary or involuntary, and “dispose” will be construed accordingly;

(v)	a “person” includes any individual, company, corporation, unincorporated association or body (including a partnership, trust, joint venture or consortium), government, state, agency, organisation or other entity whether or not having separate legal personality;

(vi)	a provision of law is a reference to that provision as extended, applied, amended or re-enacted and includes any subordinate legislation;

(vii)	a Clause, a Subclause or a Schedule is a reference to a clause or subclause of, or a schedule to, this Agreement; and

(viii)	a Party or any other person includes its successors in title, permitted assigns and permitted transferees.

(c)	Where the context so admits, the singular includes the plural and vice versa.

(d)	A reference to a Security Document or other document or security includes (without prejudice to any prohibition on amendments) any amendment however fundamental to that Security Document or other document or security, including any change in the purpose of, any extension or any increase in the amount of a facility or any additional facility.

(e)	Any covenant of the Pledgor under this Deed (other than a payment obligation) remains in force during the Security Period.

(f)	If the Pledgee reasonably considers that an amount paid to it under this Deed is capable of being avoided or otherwise set aside on the liquidation or administration of the payer or otherwise, then that amount will not be considered to have been irrevocably paid for the purposes of this Deed.

(g)	Unless the context otherwise requires, a reference to a Security Asset includes the proceeds of sale of that Security Asset.

2.	CREATION OF SECURITY

2.1	General

All the security created under this Deed:

(i)	is created in favour of the Pledgee; and

(ii)	is continuing security for the payment, discharge and performance of all the Secured Liabilities.

2.2	Security

As collateral security for the due and punctual payment to the Pledgee of the Secured Liabilities and the performance and observance of and compliance with the other covenants, terms and conditions of the Security Document, the Pledgor:

(a)	as a registered holder of the Shares, pledges to the Pledgee the Share Certificates; and

(b)	mortgages (by way of equitable mortgage), charges, transfers, assigns, deposits and sets over to the Pledgee all the Shares and all Related Rights.

3.	REPRESENTATIONS

3.1	Representations

The Pledgor makes the representations and warranties set out in this Clause to the Pledgee.

3.2	Status

(a)	It is a company, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(b)	It is not in liquidation and no winding-up, liquidation or similar proceedings are current, pending or threatened against it.

3.3	Powers and authorities

It has the power to enter into and perform, and has taken all necessary actions to authorise the entry into and performance of, this Deed and the transactions contemplated by this Deed.

3.4	Legal validity

This Deed constitutes its legally valid, binding and enforceable obligation.

3.5	Non-conflict

The entry into and performance by it of, and the transactions contemplated by, this Deed, or the exercise by the Pledgee of its rights under this Deed, do not and will not conflict with:

(a)	any law or regulation applicable to it; or

(b)	its constitutional documents; or

(c)	any document which is binding upon it or any of its assets.

3.6	Authorisations

All authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Deed have been obtained or effected (as appropriate) and are in full force and effect.

3.7	Nature of security

This Deed creates those Security Interests it purports to create and is not liable to be avoided or otherwise set aside on the liquidation of the Pledgor or otherwise.

3.8	Shares

(a)	The Shares have been duly authorised, validly issued and are fully paid;

(b)	the Shares and the Related Rights are free and clear of any Security Interests and are not subject to any charging pursuant to the Charging Order Law 1992 (Law 31(I)/92);

(c)	the Shares represent 40% of the issued share capital of the Company and other than the remaining 60%, there are no other equity or ownership interests in the Company, options or rights to acquire or subscribe for any such interests or securities convertible into or exchangeable or exercisable for any such interests;

(d)	no litigation, arbitration or administrative proceedings are current or pending or, to its knowledge, threatened, involving or affecting the Security Assets, and none of the Security Assets are subject to any order, writ, injunction, execution or attachment; and

(e)	the Pledgor is the sole registered legal and beneficial owner of, and has the power to transfer and grant a security interest in, the Shares and the Related Rights and the lawful holder of the Share Certificates.

3.9	Immunity

(a)	The execution by it of this Deed constitutes, and the exercise by it of its rights and performance of its obligations under this Deed will constitute, private and commercial acts performed for private and commercial purposes.

(b)	It will not be entitled to claim immunity from suit, execution, attachment or other legal process in any proceedings taken in its jurisdiction of incorporation in relation to this Deed.

3.10	No adverse consequences

(a)	It is not necessary under the laws of the jurisdiction of incorporation of the Pledgor or the Company:

(i)	in order to enable the Pledgee to enforce its rights under this Deed; or

(ii)	by reason of the execution of any Security Document or the performance by it of its obligations under this Deed,

that the Pledgee should be licensed, qualified or otherwise entitled to carry on business in the jurisdiction of incorporation of the Pledgor or the Company.

(b)	The Pledgee is not and will not be deemed to be resident, domiciled or carrying on business in the jurisdiction of incorporation of the Pledgor or the Company by reason only of the execution, performance and/or enforcement of this Deed.

3.11	Jurisdiction/governing law

(a)	Its:

(i)	irrevocable submission under this Deed to the jurisdiction of the courts of the Republic of Cyprus;

(ii)	agreement that this Deed is governed by Cyprus law; and

(iii)	agreement not to claim any immunity to which it or its assets may be entitled,

are legal, valid and binding under the laws of its jurisdiction of incorporation; and

(b)	Any judgment obtained in Cyprus in connection with this Deed will be recognised and be enforceable by the courts of its jurisdiction of incorporation.

3.12	Times for making representations

(a)	The representations set out in this Deed (including in this Clause) are made on the date of this Deed.

(b)	Unless a representation is expressed to be given at a specific date, each representation under this Deed is deemed to be repeated by the Pledgor during the Security Period on the date of each drawdown, each drawdown request and the first day of each interest period as provided by the Facility Agreement.

(c)	When a representation is repeated, it is applied to the circumstances existing at the time of repetition.

4.	RESTRICTIONS ON DEALINGS

During the Security Period, the Pledgor must not:

(a)	create or allow to subsist any Security Interest (other than pursuant to this Deed or the Facility Agreement) on any Security Asset and must at all times warrant and defend the Pledgee’s security interest in the Security Assets against all other Security Interests and claimants;

(b)	sell, transfer, licence, lease, assign or otherwise encumber or dispose of any Security Asset; or

(c)	do, or permit to be done, any act or thing which would or might depreciate, jeopardise or otherwise prejudice the Security Asset or materially diminish the value of any Security Asset or the effectiveness of this Security.

5.	SHARES

5.1	Deposit

The Pledgor as security for its obligations under this Deed has concurrently with the execution of this Deed delivered or arranged or procured to be delivered to, and deposited with the Pledgee:

(a)	the Share Certificates;

(b)	undated instrument of transfer of the Shares in the form set out in Schedule 1 (Instrument of Transfer), duly executed by the Pledgor as transferor in the presence of one witness, with the details of the transferee to be left blank;

(c)	irrevocable proxy and power of attorney in the form set out in Schedule 2 (Irrevocable Proxy and Power of Attorney), duly executed by the Pledgor;

(d)	undated letters of resignation, in the form set out in Schedule 3 (Letter of Resignation), duly signed by the Directors and the Secretary of the Company;

(e)	a letter of authority and undertaking, in the form set out in Schedule 4 (Letter of Authority and Undertaking), duly signed by the Directors and the Secretary of the Company;

(f)	a written board resolution of the Company, in the form set out in Schedule 7 (Board Resolution), duly passed by the Directors of the Company;

(g)	an undated confirmation of the Secretary of the Company in the form set out in Schedule 8 (Secretary’s Confirmation); and

(h)	waivers of pre-emption rights in the form set out in Schedule 9 (Waiver of Pre-emption Rights) duly signed by all the shareholders of the Company other than the Pledgor.

5.2	Memorandum of Pledge

The Pledgee must execute and deliver to the Company a notice of the pledge evidenced by this Deed in the form set out in Schedule 5 (Notice of Pledge), attaching a certified copy of this Deed and the Pledgor must procure:

(a)	that a memorandum of pledge is made in the Register of Members of the Company against the Shares; and

(b)	that the Secretary of the Company delivers to the Pledgee a certificate in the form set out in Schedule 6 (Secretary’s Certificate) together with an updated copy of the Register of Members of the Company.

5.3	Changes to rights

During the Security Period, the Pledgor must not take or allow the taking of any action on its behalf (except as permitted under the Facility Agreement) which may result:

(a)	in the name of the Company being changed;

(b)	in the rights attaching to any Security Asset being altered;

(c)	further shares in the Company being issued, without the prior written consent of the Pledgee. In the event that such consent is given, the Pledgor must:

(i)	execute and deliver to the Pledgee such further or additional security documents in relation to such further shares; and

(ii)	deliver or procure the delivery to the Pledgee of such other documents (including, those documents referred to in Subclauses 5.1 and 5.2) in relation to those further shares,

in each case, as the Pledgee may reasonably require and in form and substance satisfactory to it; and

(d)	in new Directors, Secretary or other officers of the Company being appointed, without the prior written consent of the Pledgee. In the event that such consent is given, the Pledgor must promptly upon any new Director, Secretary or other officer of the Company being appointed deliver or procure the delivery to the Pledgee of the documents referred to under Subclauses 5.1(d) and (e) for each new Director, Secretary or other officer of the Company.

5.4	Calls

(a)	The Pledgor must pay when due all calls, taxes, charges or other payments due and payable in respect of any Security Asset.

(b)	If the Pledgor fails to do so, the Pledgee may pay the calls, taxes, charges or other payments on behalf of the Pledgor. The Pledgor must promptly on request reimburse the Pledgee for any payment made by the Pledgee under this Subclause.

5.5	Other obligations in respect of Security Assets

(a)	(i) The Pledgor must comply with all requests for information relating to any Security Asset which is within its knowledge and which it is required to comply with by any law or its constitutional documents. If the Pledgor fails to do so, the Pledgee may elect to provide any information which it may have on behalf of the Pledgor.

(ii)	The Pledgor must promptly supply a copy to the Pledgee of any information referred to in sub-paragraph (i) above.

(b)	The Pledgor must comply with all other conditions and obligations assumed by it in respect of any Security Assets.

(c)	The Pledgee is not obliged to:

(i)	perform any obligation of the Pledgor;

(ii)	make any payment;

(iii)	make any enquiry as to the nature or sufficiency of any payment received by it or the Pledgor; or

(iv)	present or file any claim or take any other action to collect or enforce the payment of any amount to which it may be entitled under this Deed,

in respect of any Security Asset.

5.6	Voting rights

(a)	Before this Security becomes enforceable, the Pledgor may continue to exercise and benefit from the voting rights, right to receive dividends and any other distributions in respect of the Security Assets in accordance with the terms provided by the Facility Agreement, powers and other rights in respect of and attaching to the Security Assets.

(b)	After this Security has become enforceable:

(i)	all rights of the Pledgor to exercise voting and other consensual rights with respect to the Security Assets and to receive dividends and other payments in respect of the Security Assets will cease, and all these rights will immediately become vested solely in the Pledgee or its nominees, and the Pledgor grants the Pledgee or its nominees the Pledgor’s irrevocable and unconditional proxy for this purpose;

(ii)	any dividends and other payments in respect of the Security Assets received by the Pledgor will be held in trust for the Pledgee, and the Pledgor will keep all such amounts separate and apart from all other funds and property so as to be capable of identification as the property of the Pledgee and will deliver these amounts at such time as the Pledgee may request to the Pledgee in the identical form received;

(iii)	the Pledgee may exercise (in the name of the Pledgor and without any further consent or authority on the part of the Pledgor) any voting rights and any powers or rights which may be exercised by the legal or beneficial owner of the Shares, any person who is the holder of any Shares or otherwise; and

(iv)	the Pledgee may receive, collect, recover, sue for and if necessary use the name of the Pledgor for the recovery of all dividends or other distributions on all or any of the Shares.

6.	PRESERVATION OF SECURITY

6.1	Continuing security

This Security is a continuing security and will extend to the ultimate balance of the Secured Liabilities, regardless of any intermediate payment or discharge in whole or in part.

6.2	Reinstatement

(a)	If any discharge (whether in respect of the obligations of the Pledgor or any security for those obligations or otherwise) or arrangement is made in whole or in part on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, winding-up, liquidation, administration or otherwise without limitation, the liability of the Pledgor under this Deed will continue or be reinstated as if the discharge or arrangement had not occurred.

(b)	The Pledgee may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

6.3	Waiver of defences

The obligations of the Pledgor under this Deed will not be affected by, and the Pledgor irrevocably waives any defence it might have by virtue of, any act, omission or event which, but for this provision, would reduce, release or prejudice any of its obligations under this Deed (whether or not known to it or to the Pledgee). This includes:

(a)	any time, forbearance, extension or waiver granted to, or composition or compromise with, any person;

(b)	any release of any person under the terms of any composition or arrangement;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any person;

(d)	any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(e)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any person;

(f)	any amendment (however fundamental), restatement or novation of a Security Document or any other document, guarantee or security;

(g)	any unenforceability, illegality, invalidity or non-provability of any obligation of any person under any Security Document or any other document, guarantee or security or the failure by any member of the Group to enter into or be bound by any Security Document;

(h)	the acceptance or taking of other guaranties or security for the Secured Liabilities, or the settlement, release or substitution of any guaranty or security or of any endorser or guarantor in respect of the Secured Liabilities; or

(i)	any insolvency or similar proceedings.

6.4	Immediate recourse

(a)	The Pledgor waives any right it may have of first requiring the Pledgee (or any trustee or agent on its behalf) to proceed against or enforce any other right or security or claim payment from any person or file any proof or claim in any insolvency, administration, winding-up or liquidation proceedings relative to any Obligor or any other person before claiming from the Pledgor under this Deed.

(b)	This waiver applies irrespective of any law or any provision of a Security Document to the contrary.

6.5	Appropriations

At any time during the Security Period, the Pledgee (or any trustee or agent on its behalf) may without affecting the liability of the Pledgor under this Deed:

(a)	(i) refrain from applying or enforcing any other moneys, security, guarantees or rights held or received by the Pledgee (or any trustee or agent on its behalf) against those amounts; or

(ii)	apply and enforce them in such manner and order as it sees fit (whether against those amounts or otherwise); and

(b)	hold in an interest-bearing suspense account any moneys received from the Pledgor or on account of the Pledgor’s liability under this Deed or any other Security Document, without liability to pay interest on those monies.

6.6	Non-competition

Unless:

(a)	the Security Period has expired; or

(b)	the Pledgee otherwise directs,

the Pledgor will not, after a claim has been made or by virtue of any payment or performance by it under this Deed:

(i)	be subrogated to any rights, security or moneys held, received or receivable by the Pledgee (or any trustee or agent on its behalf);

(ii)	be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of the Pledgor’s liability under this Clause;

(iii)	claim, rank, prove or vote as a creditor of any Obligor or its estate in competition with the Pledgee (or any trustee or agent on its behalf); or

(iv)	receive, claim or have the benefit of any payment, distribution or security from or on account of any Obligor, or exercise any right of set-off as against any Obligor.

The Pledgor must hold in trust for and must promptly pay or transfer to the Pledgee (or as directed by the Pledgee) any payment or distribution or benefit of security received by it contrary to this Clause or in accordance with any directions given by the Pledgee under this Deed or any other Security Document.

6.7	Additional security

(a)	This Deed is in addition to and is not in any way prejudiced by any other security now or subsequently held by the Pledgee.

(b)	No prior security held by the Pledgee over any Security Asset will merge into this Security.

6.8	Security held by Pledgor

The Pledgor may not, without the prior consent of the Pledgee, hold any security from any other Obligor in respect of the Pledgor’s liability under this Deed. The Pledgor will hold any security held by it in breach of this provision on trust for the Pledgee.

7.	WHEN SECURITY BECOMES ENFORCEABLE

7.1	Event of Default

This Security will become immediately enforceable if an Event of Default occurs.

7.2	Enforcement

After this Security has become enforceable, the Pledgee may in its absolute discretion enforce all or any part of this Security at the times, in the manner and on the terms it sees fit, and take possession of and hold or dispose of any Security Asset.

8.	ENFORCEMENT OF SECURITY

8.1	General

(a)	The power of sale and any other power conferred by law will be immediately exercisable at any time after this Security has become enforceable and the Pledgee has given prior written notice to the Pledgor of its intention to exercise its power of sale or any other power conferred by law (the “Enforcement Notice”). The Pledgee may start enforcement not earlier than following eight Business Days upon receipt of the Enforcement Notice by the Pledgor.

(b)	The Pledgee may sell all or any part of the Shares (whether by public offer or private contract) to any person, including (but not limited to) to itself or any person affiliated, associated or otherwise connected to the Pledgee, subject to Clauses 8.1(i) – (k) below (whether comprising cash, debentures or other obligations, shares or other valuable consideration of any kind and whether payable or deliverable in a lump sum or by instalments) as the Pledgee may in its sole and absolute discretion determine.

(c)	If any of the Shares are sold by the Pledgee upon credit, for future delivery or for deferred consideration, the Pledgee may retain such Shares until the selling price is paid in full by the purchaser. The Pledgee shall not be liable for any failure by the purchaser to pay for any Shares and, in the event of such failure, the Pledgee may resell such Shares to another person.

(d)	Nothing in this Deed shall restrict the Pledgee from proceeding by suit at law or in equity to foreclose this Deed and sell all or any part of the Shares under a judgment or decree of a court of competent jurisdiction, provided the Pledgor has been given due notice of any such action.

(e)	Upon the Pledgee exercising all or any of its rights and powers under this Deed, the Pledgor must promptly procure that the Company registers as owners of the Shares the Pledgee and/or any nominees of the Pledgee or the purchasers of the Shares or otherwise any and all persons entitled to own the Shares as owners of the Shares pursuant to the exercise by the Pledgee of its said rights and powers under this Deed.

(f)	Without limitation to the foregoing provisions of this Clause, the Pledgee shall be entitled but not obliged, in its sole discretion, to use and put into effect all or any of the documents deposited with the Pledgee under Clauses 5.1 and 5.3(c) and (d) in the exercise of any of its rights and powers under this Clause and to register as owners of the Shares the Pledgee and/or any nominees of the Pledgee or the purchasers of the Shares or otherwise any and all persons entitled to own the Shares as owners of the Shares pursuant to the exercise by the Pledgee of its said rights and powers under this Deed.

(g)	The Pledgor hereby waives all rights of redemption, stay or appraisal which the Pledgor has or may have under any rule of law or equity now existing or hereafter adopted.

(h)	Any restriction on the power of sale conferred by law does not apply to this Security.

(i)	The Parties further agree that concurrently with the issuance of the Enforcement Notice, the Pledgee shall engage the Independent Appraiser in order to determine the market value of the Shares (the “Market Value”). The Pledgee shall provide the Pledgor with a copy of the appraisal report stating the Market Value of the Shares prepared by the Independent Appraiser.

(j)	Where the Pledgee has elected to sell the Shares at a public sale, the initial sale price of the Shares at a first public sale shall not be less 80% of the Market Value. If the first public sale is declared not to have been successfully completed due to one of the following reasons: (i) fewer than two potential buyers have participated in the public sale or (ii) none of the potential buyers offered a bid exceeding the initial sale price of the Shares, the Pledgee shall call a second public sale. The second public sale shall be conducted by successively lowering of the initial sale price. At the second public sale the Pledgee will be entitled to reduce the initial sale price of the Shares each time by 5%. If the reduction of the initial sale price equals or exceeds 30%, the sale price may be further reduced each time by 3%. The sale price (the price of realisation of the Shares) at the second public sale shall not be lower than 50% of the initial sale price.

(k)	Where the Pledgee has elected to sell the Shares to a third party by way of private sale, the Shares shall be sold to such third party at a price not less than the Market Value.

(l)	During the time period before the Shares are sold (that cannot be shorter than the time period provided by Clause 8.1(a) above) the Pledgor may discharge the Secured Liabilities that are overdue and stop enforcement of the Shares.

(m)	The Pledgee shall stop enforcement of the Shares if the Company or any Guarantor discharges the Secured Liabilities that are overdue during the time period before the Shares are sold (that cannot be shorter than the time period provided by Clause 8.1(a) above).

8.2	No liability

The Pledgee will not be liable for any loss arising by reason of taking any action permitted by this Deed or for any neglect, default or omission in connection with the Security Asset (save for wilful misconduct and gross negligence) or for taking possession of or realising all or any part of the Security Asset.

8.3	Privileges

The Pledgee is entitled to all the rights, powers, privileges and immunities conferred by law (including the Companies Law) on pledgees, mortgagees, charges, encumbrancers and duly appointed receivers under any law (including the Companies Law).

8.4	Protection of third parties

No person (including a purchaser) dealing with the Pledgee or its or his agents will be concerned to enquire:

(a)	whether the Secured Liabilities have become payable;

(b)	whether any power which the Pledgee is purporting to exercise has become exercisable or is being properly exercised;

(c)	whether any money remains due under the Security Documents; or

(d)	how any money paid to the Pledgee is to be applied.

8.5	Redemption of prior Security Interests

(a)	At any time after this Security has become enforceable, the Pledgee may:

(i)	redeem any prior Security Interest against any Security Asset; and/or

(ii)	procure the transfer of that Security Interest to itself; and/or

(iii)	settle and pass the accounts of the prior pledgee, mortgagee, chargee or encumbrancer; any accounts so settled and passed will be, in the absence of manifest error, conclusive and binding on the Pledgor.

(iv)	The Pledgor must pay to the Pledgee, promptly on demand, the costs and expenses incurred by the Pledgee in connection with any such redemption and/or transfer, including the payment of any principal or interest.

8.6	Contingencies

If this Security is enforced at a time when no amount is due under the Security Documents but at a time when amounts may or will become due, the Pledgee may pay the proceeds of any recoveries effected by it into a suspense account.

9.	APPLICATION OF PROCEEDS

Unless otherwise determined by the Pledgee, any moneys received by the Pledgee after this Security has become enforceable must be applied in accordance with the Facility Agreement:

(a)	in or towards payment of or provision for all costs and expenses incurred by the Pledgee under or in connection with this Deed;

(b)	in or towards payment of or provision for the Secured Liabilities; and

(c)	in payment of the surplus (if any) to the Pledgor or other person entitled to it.

This Clause is subject to the payment of any claims having priority over this Security. Subject to Clause 14.3, this Clause does not prejudice the right of the Pledgee to recover any shortfall from the Pledgor.

10.	EXPENSES AND INDEMNITY

The Pledgor must procure that the Borrower or any other member of the Group:

(a)	promptly on demand pays all costs and expenses (including stamp duty and legal fees) incurred in connection with this Deed (provided that the costs for its preparation and negotiations are subject to the prior agreed cap) or any amendment of or waiver or consent under this Deed by the Pledgee, attorney-in-fact, manager, agent or other person appointed by the Pledgee under this Deed; and

(b)	keep each of them indemnified against any failure or delay in paying those costs or expenses and any loss or liability incurred by it in connection with any litigation, arbitration or administrative proceedings concerning this Security; this includes any loss or liability arising from any actual or alleged breach by any person of any law or regulation.

11.	DELEGATION

11.1	Power of Attorney

The Pledgee may delegate by power of attorney or in any other manner to any person any right, power or discretion exercisable by it under this Deed.

11.2	Terms

Any such delegation may be made upon any terms (including power to sub-delegate) which the Pledgee may think fit.

11.3	Liability

The Pledgee will not be in any way liable or responsible to the Pledgor for any loss or liability arising from any act, default, omission or misconduct on the part of any delegate or sub-delegate.

12.	FURTHER ASSURANCES

The Pledgor must, at its own expense, take whatever action the Pledgee may require for:

(a)	creating, attaching, perfecting or protecting and maintaining the priority of any security intended to be created by this Deed;

(b)	facilitating the realisation of any Security Asset, or the exercise of any right, power or discretion exercisable, by the Pledgee or any of its respective delegates or sub-delegates in respect of any Security Asset;

(c)	obtaining possession and control of any Security Asset; or

(d)	facilitating the assignment or transfer of any rights and/or obligations of the Pledgee under this Deed.

This includes:

(i)	the execution of any mortgage, charge, transfer, conveyance, assignment or assurance of any property, whether to the Pledgee or to its nominee; or

(ii)	the giving of any notice, order or direction and the making of any registration,

which, in any such case, the Pledgee may think necessary, desirable, or expedient.

13.	POWER OF ATTORNEY

13.1	The Pledgor, by way of security and for good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), irrevocably and severally coupled with an interest in this Deed appoints the Pledgee and each of its respective delegates and sub-delegates to be its attomey-in-fact to take any action which the Pledgor is obliged to take under this Deed. The Pledgor ratifies and confirms whatever any attomey-in-fact does or purports to do under its appointment under this Clause.

13.2	The power of attorney granted or otherwise made pursuant to this Deed is given by the Pledgor by way of further security for the Secured Liabilities and in order to more fully secure the performance of its obligations under this Deed and in consideration of the mutual covenants in this Deed and for other good and valuable consideration received by the Pledgor from the Pledgee (the receipt, sufficiency and adequacy of which consideration is hereby acknowledged and confirmed).

14.	MISCELLANEOUS

14.1	Covenant to pay

Subject to Clause 14.3 below, the Pledgor covenants with the Pledgee that whenever the Borrower does not pay the Secured Liabilities or any amount thereof when the same falls due for payment, performance or discharge in accordance with the terms of the Facility Agreement, it shall on demand by the Pledgee pay, perform and discharge the Secured Liabilities.

14.2	Financial collateral

(a)	To the extent that the assets mortgaged or charged under this Deed constitute “financial collateral” and this Deed and the obligations of the Pledgor under this Deed constitute a “security financial collateral arrangement” (in each case for the purpose of and as defined in the Financial Collateral Law 2004 (Law 43(I)/ 2004) the Pledgee shall have the right after this Security has become enforceable to appropriate all or any part of that financial collateral in or towards the satisfaction of the Secured Liabilities.

(b)	For the purpose of paragraph (a) above, the value of the financial collateral appropriated shall be the Market Value.

14.3	Limited recourse

Notwithstanding any other provision of this Deed and any other Security Document, it is expressly agreed and understood that:

(a)	the sole recourse of the Pledgee to the Pledgor under this Deed is to the Pledgor’s interest in the Security Assets; and

(b)	the liability of the Pledgor to the Pledgee pursuant to or otherwise in connection with this Deed shall be:

(i)	limited in aggregate to an amount equal to that recovered as a result of enforcement of this Deed with respect to the Shares; and

(ii)	satisfied only from the proceeds of sale or other disposal or realisation of the Shares pursuant to this Deed.

If on enforcement over the Security Assets, the net proceeds are insufficient to discharge the liabilities and obligations that the Pledgor has towards the Pledgee under this Deed, then the Pledgor shall be under no further obligations under this Deed.

15.	RELEASE

At the end of the Security Period, the Pledgee shall promptly, at the request and cost of the Pledgor:

(a)	deliver or caused to be delivered to the Pledgor or such other person, as the Pledgor may direct, the documents referred in Clause 5.1 hereof and any other documents delivered to the Pledgee pursuant to this Deed;

(b)	give notice of discharge of the pledge to the Company for the purpose of cancelling the memorandum of pledge made in its register of members pursuant to section 138(2) of the Contract Law, Cap. 149 (as amended); and

(c)	execute whatever documents and take whatever action is reasonably required to release the Security Assets from this Security and terminate any powers of attorney or other like appointments.

16.	CHANGES TO THE PARTIES

16.1	The Pledgor

The Pledgor may not assign or transfer any of its rights or obligations under this Deed.

16.2	The Pledgee

The Pledgee may assign or otherwise dispose of all or any of its rights under this Deed to any person to whom it assigns or transfers its rights and obligations under the Facility Agreement, in accordance with the terms of the Security Documents to which it is a party and may disclose any information in its possession relating to the Pledgor to any actual or prospective assignee, transferee or participant.

16.3	Successors and Assigns

This Deed shall be binding upon and shall inure to the benefit of and be enforceable by and against the Parties and their respective heirs, executors, legal representatives, successors, assigns and permitted transferees.

17.	EVIDENCE AND CALCULATIONS

17.1	Accounts

Accounts maintained by the Pledgee in connection with this Deed are, in the absence of a manifest error, prima facie evidence of the matters to which they relate for the purpose of any litigation or arbitration proceedings.

17.2	Certificates and determinations

Any certification or determination by the Pledgee of a rate or amount under the Security Documents will be, in the absence of manifest error, conclusive evidence of the matters to which it relates.

18.	NOTICES

18.1	In writing

(a)	Any communication in connection with this Deed must be in writing and, unless otherwise stated, may be given in person, by international courier service, by fax or e-mail.

(b)	Unless it is agreed to the contrary, any consent or agreement required under this Deed must be given in writing.

18.2	Contact details

(a)	The contact details of the Pledgor for all notices in connection with this Deed are:

Address: c/o Goldman Sachs International, Peterborough Court, 133 Fleet Street, London EC4A 2BB

Email: greg.olafson@gs.com

Fax: +44 20 7522 7070

Attention: Greg Olafson

With a copy to:

Address: c/o OOO Goldman Sachs, 14th Floor, Ducat III, 6 Gasheka Street, Moscow 125047, Russian Federation

Fax: +7 495 645 4186

Email: Oleg.Bibergan@gs.com

Attention: Oleg Bibergan

(b)	The contact details of the Pledgee for all notices in connection with this Deed are:

Address: Ul. Bolshaya Morskaya, 29, St. Petersburg 190000, Russia

Email: loanadmin@msk.vtb.ru, TM21@msk.vtb.ru

Fax: +7 (495) 775-54-54

Attention: Loan administration

(c)	Any Party may change its contact details by giving five Business Days’ notice to the other Party.

18.3	Effectiveness

(a)	Any communication in connection with this Deed will be deemed to be given as follows:

(i)	if sent by fax or by other means allowing to determine that the message is sent by the Party to this Deed – upon receipt in eligible form;

(ii)	if delivered in person or sent by an international courier service, at the time of delivery.

(b)	A communication given under paragraph (a) above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

19.	LANGUAGE

Any notice given in connection with this Deed must be in English.

20.	SEVERABILITY

If a term of this Deed is or becomes illegal, invalid or unenforceable in any respect under any jurisdiction, that will not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other term of this Deed; or

(b)	the legality, validity or enforceability in any other jurisdiction of that or any other term of this Deed.

21.	WAIVERS AND REMEDIES CUMULATIVE

The rights of the Pledgee under this Deed:

(a)	may be exercised as often as necessary;

(b)	are cumulative and not exclusive of its rights under the general law; and

(c)	may be waived only in writing and specifically.

Delay in exercising or non-exercise of any right is not a waiver of that right.

22.	COUNTERPARTS

This Deed may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

23.	GOVERNING LAW

This Deed is governed by Cyprus law.

24.	ENFORCEMENT

24.1	Jurisdiction

(a)	The courts of the Republic of Cyprus have exclusive jurisdiction to settle any dispute in connection with this Deed.

(b)	The courts of the Republic of Cyprus are the most appropriate and convenient courts to settle any such dispute in connection with this Deed. The Pledgor agrees not to argue to the contrary and waives objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Deed.

(c)	References in this Clause to a dispute in connection with this Deed includes any dispute as to the existence, validity or termination of this Deed.

24.2	Waiver of immunity

The Pledgor irrevocably and unconditionally:

(a)	agrees not to claim any immunity from proceedings brought by the Pledgee against it in relation to this Deed and to ensure that no such claim is made on its behalf;

(b)	consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

(c)	waives all rights of immunity in respect of it or its assets.

IN WITNESS WHEREOF this Deed has been executed and delivered on the date stated at the beginning of this Deed.

SCHEDULE 1

INSTRUMENT OF TRANSFER

Name of the Company	ZEMENIK TRADING LIMITED (registered number: HE 332806) (the “Company”)
Name and address of Transferor	[NAME OF PLEDGOR] of [ADDRESS] (the “Transferor”)
Name and address of Transferee	(the “Transferee”)
Number, Class and Denomination of Shares	[ 🌑 ] [ordinary] shares of [ 🌑 ] each (the “Shares”)
Distinctive numbers of Shares	[ 🌑 ] to [ 🌑 ] inclusive

We, the Transferor, in consideration of the sum of €1 (one Euro) and other good and valuable consideration paid to us by the Transferee (the sufficiency of which we hereby acknowledge), do hereby transfer to the Transferee the Shares in the Company, so that the Transferee, its executors, administrators, successor and assigns, can hold the same subject to the terms and conditions on which we held the Shares at the time of execution of this Instrument.

In witness whereof we have caused this Instrument to be executed on [DATE]

SIGNED as a DEED	)
by [NAME OF THE PLEDGOR]	)
[acting by its authorised attorney/director/signatory]	)
[NAME]	)
in the presence of:	)

Witness’s Signature:

Name:

AND we, the Transferee, do hereby agree to accept and take the Shares subject to the terms and conditions aforesaid and have caused this Instrument to be executed on [DATE]

SIGNED as a DEED	)
by	)
acting by its authorised	)
)
in the presence of:	)

Witness’s Signature:

Name:

SCHEDULE 2

IRREVOCABLE PROXY AND POWER OF ATTORNEY

This Power of Attorney is made by way of Deed on [DATE] by [PLEDGOR], [DETAILS] (the “Pledgor”).

1.	APPOINTMENT AND POWERS

We the Pledgor hereby make, constitute and appoint VTB BANK (PJSC) (the “Pledgee”), acting by any of its directors or officers from time to time, to be our true and lawful proxy and attorney (the “Attorney”) with full power and authority, and in our name and place or in the name of the Attorney, and on our behalf:

(a)	to exercise all rights in relation to [NUMBER] Ordinary shares of €1.00 each (the “Shares”) in ZEMENIK TRADING LIMITED (the “Company”) registered in the name of the Pledgor, which shares have been pledged to the Pledgee pursuant to a deed of pledge dated [DATE] between the Pledgor and the Pledgee (the “Deed of Pledge”), as the Attorney in its absolute discretion sees fit, including (but not limited to):

(i)	receiving notice of, attending and voting at any annual or extraordinary general meeting of the shareholders of the Company, including meetings of the members of any particular class of shareholder, and all or any adjournment of such meetings, or signing any resolution as registered holder of the Shares;

(ii)	completing and returning proxy cards, consents to short notice and any other documents required to be signed by the registered holder of the Shares;

(iii)	dealing with and giving directions as to any moneys, securities, benefits, documents, notices or other communications (in whatever form) arising by right of the Shares or received in connection with the Shares from the Company or any other person; and

(iv)	otherwise executing, delivering and doing all deeds, instruments and acts in the Pledgor’s name insofar as may be done in the Pledgor’s capacity as registered holder of the Shares; and

(b)	to execute, deliver and perfect all documents and do all things which an Attorney may consider to be required or desirable for:

(i)	carrying out any obligation imposed on the Pledgor by the Deed of Pledge (including the execution and delivery of any pledges, mortgages, charges, assignments or other security and any transfer of the Shares); and

(ii)	enabling the Pledgee to exercise, or delegate the exercise of, any of the rights, powers and authorities conferred on them by or pursuant to the Deed of Pledge or by law (including, the exercise of any right of a legal or beneficial owner of the Shares).

2.	DELEGATION

The Attorney may delegate one or more of the powers conferred on the Attorney by this power of attorney to a nominee or nominees appointed for that purpose by the board of directors of the relevant Attorney, by resolution or otherwise.

3.	SUBSTITUTE ATTORNEY

The Attorney may appoint one or more persons to act as substitute attorney(s) for the Pledgor and to exercise one or more of the powers conferred on the Attorney by this power of attorney other than the power to appoint a substitute attorney and revoke any such appointment.

4.	POWER BY WAY OF SECURITY

This power of attorney is given by way of security pursuant to the Deed of Pledge and shall be irrevocable until all the debts, obligations and liabilities secured by the Deed of Pledge have been unconditionally and irrevocably paid and discharged in full.

5.	UNDERTAKINGS

The Pledgor:

(a)	indemnifies the Attorney and its officers against any loss or liability suffered by the Attorney or its officers in acting as the Pledgor’s attorney or under this power of attorney; and

(b)	agrees to ratify and confirm all things lawfully done and all documents executed by the Attorney or its officers in the proper exercise or purported exercise of all or any of its powers under this power of attorney.

6.	JURISDICTION

This power of attorney (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this power of attorney, its formation or any act performed or claimed to be performed under it) shall be governed by and construed in accordance with Cyprus law.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

SIGNED as a DEED	)
by [NAME OF THE PLEDGOR]	)
[acting by its authorised attorney/signatory/director]	)
[NAME]	)
in the presence of:	)

Witness’s Signature:

Name:

SCHEDULE 3

LETTER OF RESIGNATION

To:    ZEMENIK TRADING LIMITED (the “Company”)

Date:

Dear Sirs,

[We]/[I], [NAME] hereby resign from [our]/[my] position as a [Director] [Secretary] of the Company with effect from the date of this letter.

[We]/[I] hereby confirm that [we]/[I] have no claim whatsoever against the Company, other than any fees owed to [us]/[me] or remaining outstanding in respect of serving the Company in [our]/[my] capacity as Director/Secretary up to and including the date of [our]/[my] resignation.

This letter is governed by Cyprus law.

Yours faithfully,
[NAME OF DIRECTOR/SECRETARY]
[Director/Secretary]

SCHEDULE 4

LETTER OF AUTHORITY AND UNDERTAKING

To:    VTB BANK (PJSC) (the “Pledgee”)

Date:    [DATE]

Dear Sirs,

ZEMENIK TRADING (the “Company”)

We, the undersigned, holding the offices in the Company set out under our names refer to the facility agreement dated [DATE] (as amended, supplemented or novated from time to time, the “Facility Agreement”) and a deed of pledge dated [DATE] in respect of [ 🌑 ] shares in the Company (the “Deed of Pledge”) executed by [ 🌑 ] (the “Pledgor”) in favour of the Pledgee as security for the Secured Liabilities (as defined in the Deed of Pledge).

For good and valuable consideration provided by the Pledgee (the receipt and sufficiency of which is hereby acknowledged):

1.	We hereby irrevocably authorise and undertake with the Pledgee that until the date on which all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full, we will not act alone or with any other person, enter into or accept or authorise any act or omission in contravention of the terms of the Facility Agreement or the Deed of Pledge; and

2.	We hereby irrevocably authorise the Pledgee at any time on or after an Event of Default occurs under and as defined in the Facility Agreement, to date, use and otherwise put into full effect the undated letter of resignation delivered by me to the Pledgee pursuant to the Deed of Pledge.

Terms defined in the Deed of Pledge have the same meaning in this letter.

This letter is governed by Cyprus law.

Yours faithfully,

KATERINA IOSIF Director	PANAYIOTA STYLIANOU Director

ALEXANDER ARBUZOV Director	TOP SECRETARIAL LIMITED Secretary

SCHEDULE 5

NOTICE OF PLEDGE

To:    ZEMENIK TRADING LIMITED (the “Company”)

Date:    [DATE]

Dear Sirs,

Deed of Pledge dated [DATE] between

[ 🌑 ] and VTB BANK (PJSC) (the “Deed of Pledge”)

This letter constitutes notice to you that under the Deed of Pledge, [ 🌑 ] (the “Pledgor”) have, inter alia, pledged in our favour the share certificates representing [ 🌑 ] ordinary shares of €1.00 each in the share capital of the Company (the “Shares”).

We attach to this notice a certified copy of the Deed of Pledge duly signed by the Pledgor and us, in the presence of two competent witnesses who subscribed with their names as witnesses.

In accordance with Section 138(2)(b) of the Contract Law, Cap. 149, you are instructed to:

(a)	enter a Memorandum of this pledge in the Register of Members and against the Shares in respect of which this notice is given; and

(b)	issue to us a certificate acknowledging receipt of this notice and confirming that the aforesaid Memorandum has been made in the Register of Members.

You are instructed to disclose to us any information relation to the Shares requested by us from time to time and to comply with the terms of any written notice or instruction relating to the Shares which you may receive from us.

This letter is governed by Cyprus law.

Yours faithfully,
VTB BANK (PJSC)

SCHEDULE 6

SECRETARY’S CERTIFICATE

To:    VTB BANK (PJSC)

Date:    [DATE]

Dear Sirs,

Deed of Pledge dated [DATE] between

[ 🌑 ] and VTB BANK (PJSC) (the “Deed of Pledge”)

We acknowledge receipt of the notice dated [DATE] notifying us that the [PLEDGOR] have, inter alia, under the Deed of Pledge pledged the share certificates representing [ 🌑 ] ordinary shares of €1.00 each (the “Shares”) in ZEMENIK TRADING LIMITED (the “Company”), together with the certified copy of the Deed of Pledge.

We hereby agree to comply with the notice and confirm, certify and acknowledge that we:

1.	have not received notice of the interest of any third party in the Shares and are not aware of any transfer of the Shares to a third party;

2.	have not received notice of and are not aware of the Shares, the share certificates representing the Shares, or any rights attaching to the Shares being subject to any pledge or other security interest; and

3.	Memoranda, substantially in the form set out in the Schedule below, have been made and registered in the Register of Members of the Company in accordance with the terms and conditions of the Deed of Pledge.

This certificate is governed by Cyprus law.

SCHEDULE

[NUMBER][CLASS] shares of [CURRENCY][NOMINAL VALUE] (with distinctive numbers [ 🌑 ] to [ 🌑 ]) inclusive) registered in the name of [PLEDGOR] have been pledged in favour of [PLEDGEE] under a Deed of Pledge dated [DATE] between [PLEDGOR] and [PLEDGEE]

Yours faithfully,
TOP SECRETARIAL LIMITED
Secretary of
ZEMENIK TRADING LIMITED

SCHEDULE 7

BOARD RESOLUTION

ZEMENIK TRADING LIMITED

(the “Company”)

Written Resolution of the Board of Directors of the Company

passed in accordance he Company’s Articles of Association

1.	BACKGROUND

[ 🌑 ] (the “Pledgor”) has entered or propose to enter into a deed of pledge (the “Deed of Pledge”) dated on or about the date of this resolution between the Pledgor and VTB BANK (PJSC) (the “Pledgee”), pursuant to which the Pledgor shall, inter alia, pledge in favour of the Pledgee the share certificates issued in its name and representing [ 🌑 ] ordinary shares in the Company (the “Shares”).

2.	RESOLUTIONS

IT IS HEREBY RESOLVED as follows:

(a)	THAT that the terms of, and the transactions contemplated, by the Deed of Pledge and any related documents be and are hereby approved;

(b)	THAT any transfer of Shares made by the Pledgee on enforcement of the Deed of Pledge be and is hereby approved.

(c)	THAT the Secretary be and is hereby authorised and instructed:

(i)	upon receipt of a notice in respect of the Deed of Pledge, to enter a memorandum of pledge in the Company’s register of members against the Shares and to issue a certificate to the Pledgee confirming the same in accordance with the terms of the Deed of Pledge; and

(ii)	upon receipt of an instrument of transfer of any Shares, to enter the name of the relevant transferee in the register of members of the Company and file the relevant company forms with the Registrar of Companies.

Dated this [DATE]

KATERINA IOSIF Director	PANAYIOTA STYLIANOU Director

ALEXANDER ARBUZOV Director

SCHEDULE 8

SECRETARY’S CONFIRMATION

ZEMENIK TRADING LIMITED	ZEMENIK TRADING LIMITED

HE 332806	HE 332806

(the “Company”)

Registrar of Companies & Official Receiver

Department of Registrar of Companies and Official Receiver

Date:

Secretary’s Confirmation

We the undersigned, being the Secretary of the Company hereby certify that the changes set out in the attached filing forms are true, accurate and in accordance with the corporate registers of the Company.

[Secretary]

[INTENTIONALLY LEFT BLANK FOR THE NEW SECRETARY TO SIGN]	[INTENTIONALLY LEFT BLANK FOR THE NEW SECRETARY TO SIGN]

SCHEDULE 9

WAIVER OF PRE-EMPTION RIGHTS

To:    ZEMENIK TRADING LIMITED (the “Company”)

Copy:    VTB BANK (PJSC) (the “Pledgee”)

Date:    [DATE]

Dear Sirs,

Waiver of pre-emption rights

We refer to the deed of pledge (the “Deed of Pledge”) dated [DATE] between [PLEDGOR] (the “Pledgor”) and the Pledgee, pursuant to which the Pledgor, inter alia, pledged in favour of the Pledgee the share certificates issued in its name and representing [NUMBER OF SHARES] of [CURRENCY] [NOMINAL VALUE] in the capital of the Company (the “Shares”).

We being shareholder of the Company and being entitled to certain pre-emption rights under the Articles of Association of the Company in respect of any transfer of Shares made on enforcement of the Deed of Pledge or otherwise, hereby irrevocably and unconditionally waive all such pre-emption rights (however arising) as we may have in respect of any such transfer.

If any at any time we propose to transfer any of our shares in the Company to a third party, which is not a shareholder on the date of this letter, we shall procure that that third party shall provide to the Pledgee a waiver of pre-emption rights in the form of this letter before any such transfer shall be effected.

SIGNED as a DEED	)
by [NAME OF SHAREHOLDER]	)
acting by its authorised attorney/signatory/director	)
[NAME OF SIGNATORY]	)
in the presence of:	)

Witness’s Signature:

Name:

SIGNATORIES

Pledgor
SIGNED as a DEED	)
by ELQ INVESTORS VIII LTD	)
acting by its authorised	)
)
in the presence of:	)

Witness’s Signature:

Name:

Witness’s Signature:

Name:

Pledgee
SIGNED as a DEED	)
by VTB BANK (PJSC))
acting by its authorised	)
)
in the presence of:	)

Witness’s Signature:

Name:

Witness’s Signature:

Name:

SIGNATORIES
Pledgor

SIGNED as a DEED	)
by ELQ INVESTORS VIII LTD	)
acting by its authorised	)
)
in the presence of:	)

Witness’s Signature:

Name:

Witness’s Signature:

Name:

Pledgee
SIGNED as a DEED	)
by VTB BANK (PJSC))
acting by its authorised	)
)
in the presence of:	)

Witness’s Signature:

Name:

Witness’s Signature:

Name:

DATED 5 OCTOBER 2017

DEED OF CONFIRMATION

between

(1) ELQ INVESTORS VIII LTD

and

(2) VTB BANK (PJSC)

relating to the Deed of Pledge over shares in ZEMENIK TRADING LIMITED dated 27 December 2016

ALEXANDRO§ ECONOMOU

LLC

CONTENTS

Clause		Page
1.	INTERPRETATION	1

2.	CONFIRMATION	1

3.	FURTHER ASSURANCES	2

4.	COUNTERPARTS	2

5.	GOVERNING LAW	2

6.	ENFORCEMENT	2

THIS DEED is dated 5 October 2017 between:

(1)	ELQ INVESTORS VIII LTD, a company organised and existing under the laws of England and Wales having its registered office address at Peterborough Court, 133 Fleet Street, London, EC4A 2BB, United Kingdom with registration number 9182214 (hereinafter the “Pledgor”);

(2)	VTB BANK (PJSC), a bank organised under the laws of the Russian Federation under primary state registration number 1027739609391, whose registered office is at Ul. Bolshaya Morskaya 29, St. Petersburg 190000, the Russian Federation (hereinafter the “Pledgee”).

BACKGROUND:

(A)	Pursuant to a facility agreement dated 16 May 2016 as amended by the amendment agreement No. 1 dated 14 December 2016, the amendment agreement No. 2 dated 28 June 2017 and as amended and restated by the amendment agreement No. 3 dated on or about the date hereof (the “Facility Agreement”) between LLC ZEMENIK, a company incorporated in Russia with registration number 1167746153860, whose registered office is at Akademika Iljushina Street 4, Block 1, Office 54, Moscow, Russia as borrower and the Pledgee as arranger, facility agent and original lender, the parties thereto agreed, inter alia, that the Pledgor enters into the Deed of Pledge (as defined below) in favour of the Pledgee.

(B)	The Pledgor and the Pledgee have agreed to enter into this Deed for the purpose of confirming the security granted under the Deed of Pledge.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Deed:

“Company” means ZEMENIK TRADING LIMITED, a company incorporated in Cyprus with registration number HE 332806, whose registered office is at 42 Dositheou, Strovolos 2028 Nicosia, Cyprus.

“Deed of Pledge” means the deed of pledge dated 27 December 2016, between the Pledgor and the Pledgee, pursuant to which the Pledgor pledged, inter alia, 40,000 (forty thousand) issued ordinary shares of €1,00 each in the Company.

1.2	Construction

(a)	Capitalised terms defined in the Deed of Pledge have, unless expressly defined in this Deed, the same meaning in this Deed.

(b)	The provisions of clause 1.2 of the Deed of Pledge apply to this Deed as if they were set out in full in this Deed.

2.	CONFIRMATION

(a)	The Pledgor acknowledges and consents to the amendment agreement no. 3 to the Facility Agreement.

(b)	The Pledgor confirms, consents and agrees that the Deed of Pledge remains valid and binding on the Pledgor and that the security granted pursuant to the Deed of Pledge remains valid and is continuing security for the Secured Liabilities.

3.	FURTHER ASSURANCES

The Pledgor will, at the request of the Pledgee, take whatever action is necessary or reasonably desirable to give effect to clause 2 of this Deed.

4.	COUNTERPARTS

This Deed may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

5.	GOVERNING LAW

This Deed is governed by Cyprus law.

6.	ENFORCEMENT

6.1	Jurisdiction

(a)	The courts of the Republic of Cyprus have exclusive jurisdiction to settle any dispute in connection with this Deed.

(b)	The courts of the Republic of Cyprus are the most appropriate and convenient courts to settle any such dispute in connection with this Deed. The Pledgor agrees not to argue to the contrary and waive objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Deed.

(c)	References in this Clause to a dispute in connection with this Deed includes any dispute as to the existence, validity or termination of this Deed.

6.2	Waiver of immunity

The Pledgor irrevocably and unconditionally:

(a)	agrees not to claim any immunity from proceedings brought by the Pledgee against them in relation to this Deed and to ensure that no such claim is made on their behalf;

(b)	consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

(c)	waives all rights of immunity in respect of them or their assets.

IN WITNESS WHEREOF this Deed has been executed and delivered on the date stated at the beginning of this Deed.

SIGNATORIES
Pledgor
SIGNED as a DEED	)
by ELQ INVESTORS VIII LTD	)
acting by its authorised director	)
)
in the presence of:	)

3.	Witness’s Signature:

Name:

4.	Witness’s Signature:

Name:

Pledgee
SIGNED as a DEED	)
by VTB BANK (PJSC))
acting by its authorised representative	)
Vitaly Buzoverya	)
in the presence of:	)

1.	Witness’s Signature:

Name:

2.	Witness’s Signature:

Name:

EXECUTION VERSION

DEED OF PLEDGE

DATED 19 May 2016

BETWEEN

HIGHWORLD INVESTMENTS LIMITED

and

JSC VTB BANK

ALEXANDRO§ ECONOMOU

LLC

SCHEDULE 5	28

NOTICE OF PLEDGE

SCHEDULE 6	29

SECRETARY’S CERTIFICATE

SCHEDULE 7	31

BOARD RESOLUTION

SCHEDULE 8	32

SCHEDULE 9	33

WAIVER OF PRE-EMPTION RIGHTS

THIS DEED is dated 19 May 2016 between:

(1)	HIGHWORLD INVESTMENTS LIMITED, a company incorporated tinder the laws of British Virgin Islands, whose registered office is at Trident Chambers, Road Town, P.O. Box 146, Tortola, British Virgin Islands (the “Pledgor”); and

(2)	JSC VTB BANK, a bank organised under the laws of the Russian Federation under primary state registration number 1027739609391, whose registered office is at Ul. Bolshaya Morskaya, 29, St. Petersburg 190000, Russian Federation (the “Pledgee”).

BACKGROUND:

(A)	The Pledgor is the owner of 60% of the issued share capital of the Company (as defined below).

(B)	The Pledgor enters into this Deed in connection with the Facility Agreement (as defined below).

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Deed:

“BVI” means the British Virgin Islands.

“BVI” Insolvency Event means:

(a)	it is unable to pay its debts as they fall due; or

(b)	the value of its liabilities (including its contingent and prospective liabilities) exceeds the value of its assets; or

(c)	it fails to comply with the requirements of a statutory demand that has not been set aside under Section 157 of the Insolvency Act, 2003 (as amended) of the BVI (the “BVI Insolvency Act”); or

(d)	execution or other process issued on a judgment, decree or order of a court in favour of a creditor of it is returned wholly or partly unsatisfied; or

(e)	a compromise or arrangement has been proposed, agreed to or sanctioned under any of Sections 177, 178 and 179A of the BVI Business Companies Act, 2004 (as amended) of the British Virgin Islands (the BVI Companies Act) in respect of it, or an application has been made to, or filed with, a court for permission to convene a meeting to vote on a proposal for any such compromise or arrangement; or

(f)	action is being taken by the BVI Registrar of Corporate Affairs (the “BVI Registrar”) pursuant to Section 213 of the BVI Companies Act to dissolve or strike it off the BVI

(g)

it has taken any action or steps have been taken or legal proceedings have been started against it in any jurisdiction (except when such proceedings are dismissed by the competent court within 30 days) for (i) its winding up, liquidation, administration, dissolution, amalgamation, reconstruction, reorganisation, arrangement, adjustment, consolidation or protection or relief of creditors (whether by way of voluntary arrangement, scheme of arrangement or otherwise), or (ii) the enforcement of any security interest all or substantially all of its assets; or (iii) the appointment of a liquidator, receiver, controller, inspector, manager, supervisor, administrative receiver, administrator, trustee or similar officer or official of it or of any or all of its assets.

“Companies Law” means Cyprus Companies Law, Cap. 113.

“Company” means ZEMENIK TRADING LIMITED, a company incorporated in Cyprus with registration number HE 332806, whose registered office is at 42 Dositheou, Strovolos 2028, Nicosia, Cyprus.

“Event of Default” means any of the events or circumstances specified as such in clause 19 of the Facility Agreement, and/or any BVI Insolvency Event.

“Facility Agreement” means the facility agreement dated on or about the date of this Deed between LLC Zemenik as Borrower and the Pledgee as Agent and Original Lender (as the same may be amended, supplemented or novated from time to time).

“Finance Documents” means the Facility Agreement and any other “Finance Document” defined as such in the Facility Agreement.

“Independent Appraiser” means any of Delloite CIS Holdings Limited, PricewaterhouseCoopers and Ernst & Young Global Limited, or any of their affiliates, to be appointed by the Pledgee.

“LLC ZEMENIK” means LLC Zemenik, a company incorporated in the Russian Federation with registration number 1167746153860, whose registered address is at office 54, Akademika Iljushina Street 4, block 1, Moscow, Russian Federation.

“Party” means a party to this Deed.

“Receiver” means a receiver or a receiver and manager, in each case, appointed under this Deed.

“Related Rights” means, in relation to any Shares, all dividends and other distributions paid or payable after the date hereof on all or any of such Shares and all stocks, shares, securities (and the dividends or interest thereon), rights, money or property accruing or offered at any time by way of issue, redemption, bonus, preference, option rights or otherwise to or in respect of any of such Shares or in substitution or exchange for any such Shares.

“Secured Liabilities” means all present and future debts, obligations and liabilities (whether actual or contingent, and whether owed as principal or surety, jointly or severally or in any other capacity whatsoever) of the Pledgor to the Pledgee under this Deed and of the Borrower to the Pledgee under the Facility Agreement, except for any obligation which, if it were so included, would result in this Deed contravening Section 53 of the Companies Law.

“Security Assets” means the Shares, the Share Certificates and the Related Rights.

“Security Document” means this Agreement, the Facility Agreement, any other Finance Document or any other document designated as such by the Pledgee and the Borrower in writing.

“Security Interest” means any mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having a similar effect.

“Security Period” means the period beginning on the date of this Deed and ending on the date on which all the Secured Liabilities have been unconditionally and irrevocably discharged in full.

“Share Certificates” means all the share certificates representing the Shares and any substitute share certificate or share certificates representing the Shares.

“Shares” means 60,000 ordinary shares of 1.00 (one) EUR each, held by the Pledgor in the Company (“Security Assets”), which in aggregate represent 60% of the issued shares in the Company, and any further shares in the capital of the Company now or at any time hereafter legally and/or beneficially owned by the Pledgor or in which the Pledgor has an interest.

1.2	Construction

(a)	In this Deed and any certificate or other document delivered pursuant hereto, unless otherwise expressly provided herein or therein or unless the context requires another meaning, capitalized terms used herein shall have the meanings specified in the Facility Agreement, by reference or otherwise (and each such term is thereby incorporated by reference herein for such use). To the extent such terms are defined by reference to another agreement or document, such terms shall continue to have their original definitions despite any termination, expiration or amendment of such agreement or document, unless the parties agree otherwise in writing.

(b)	In this Deed, unless the contrary intention appears, a reference to:

(i)	an “amendment” includes a supplement, novation, restatement or re-enactment and “amended” will be construed accordingly;

(ii)	“assets” includes present and future properties, revenues and rights of every description;

(iii)	an “authorisation” includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration or notarisation;

(iv)	“disposal” means a sale, transfer, grant, lease or other disposal, whether voluntary or involuntary, and “dispose” will be construed accordingly;

(v)	a “person” includes any individual, company, corporation, unincorporated association or body (including a partnership, trust, joint venture or consortium), government, state, agency, organisation or other entity whether or not having separate legal personality;

(vi)	a provision of law is a reference to that provision as extended, applied, amended or re-enacted and includes any subordinate legislation;

(vii)	a Clause, a Subclause or a Schedule is a reference to a clause or subclause of, or a schedule to, this Agreement; and (viii) a Party or any other person includes its successors in title, permitted assigns and permitted transferees.

(c)	Where the context so admits, the singular includes die plural and vice versa.

(d)	A reference to a Security Document or other document or security includes (without prejudice to any prohibition on amendments) any amendment however fundamental to that Security Document or other document or security, including any change in the purpose of, any extension or any increase in the amount of a facility or any additional facility.

(e)	Any covenant of the Pledgor under this Deed (other than a payment obligation) remains in force during the Security Period.

(f)	If the Pledgee reasonably considers that an amount paid to it under this Deed is capable of being avoided or otherwise set aside on the liquidation or administration of the payer or otherwise, then that amount will not be considered to have been irrevocably paid for the purposes of this Deed.

(g)	Unless the context otherwise requires, a reference to a Security Asset includes the proceeds of sale of that Security Asset.

2.	CREATION OF SECURITY

2.1	General

All the security created under this Deed:

(i)	is created in favour of the Pledgee; and

(ii)	is continuing security for the payment, discharge and performance of all the Secured Liabilities.

2.2	Security

As collateral security for the due and punctual payment to the Pledgee of the Secured Liabilities and the performance and observance of and compliance with the other covenants, terms and conditions of the Security Document, the Pledgor:

(a)	as a registered holder of the Shares, pledges to the Pledgee the Share Certificates; and

(b)	mortgages (by way of equitable mortgage), charges, transfers, assigns, deposits and sets over to the Pledgee all the Shares and all Related Rights.

3.	REPRESENTATIONS

3.1	Representations

The Pledgor makes the representations and warranties set out in this Clause to the Pledgee:

3.2	Status

(a)	It is a company, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(b)	It is not in liquidation and no winding-up, liquidation or similar proceedings are current, pending or threatened against it.

3.3	Powers and authorities

It has the power to enter into and perform, and has taken all necessary actions to authorise the entry into and performance of, this Deed and the transactions contemplated by this Deed.

3.4	Legal validity

This Deed constitutes its legally valid, binding and enforceable obligation.

3.5	Non-conflict

The entry into and performance by it of, and the transactions contemplated by, this Deed, or the exercise by the Pledgee of its rights under this Deed, do not and will not conflict with:

(a)	any law or regulation applicable to it; or

(b)	its constitutional documents; or

(c)	any document which is binding upon it or any of its assets.

3.6	Authorisations

All authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Deed have been obtained or effected (as appropriate) and are in full force and effect.

3.7	Nature of security

This Deed creates those Security Interests it purports to create and is not liable to be avoided or otherwise set aside on the liquidation of the Pledgor or otherwise.

3.8	Shares

(a)	The Shares have been duly authorised, validly issued and are fully paid;

(b)	the Shares and the Related Rights are free and clear of any Security Interests and are not subject to any charging pursuant to the Charging Order Law 1992 (Law 31 (I)/92);

(c)	the Shares represent 60% of the issued share capital of the Company and other than the remaining 40%, there are no other equity or ownership interests in the Company, options or rights to acquire or subscribe for any such interests or securities convertible into or exchangeable or exercisable for any such interests;

(d)	no litigation, arbitration or administrative proceedings are current or pending or, to its knowledge, threatened, involving or affecting the Security Assets, and none of the Security Assets are subject to any order, writ, injunction, execution or attachment; and

(e)	the Pledgor is the sole registered legal and beneficial owner of, and has the power to transfer and grant a security interest in, the Shares and the Related Rights and the lawful holder of the Share Certificates.

3.9	Immunity

(a)	The execution by it of this Deed constitutes, and the exercise by it of its rights and performance of its obligations under this Deed will constitute, private and commercial acts performed for private and commercial purposes.

(b)	It will not be entitled to claim immunity from suit, execution, attachment or other legal process in any proceedings taken in its jurisdiction of incorporation in relation to this Deed.

3.10	No adverse consequences

(a)	It is not necessary under the laws of the jurisdiction of incorporation of the Pledgor or the Company:

(i)	in order to enable the Pledgee to enforce its rights under this Deed; or

(ii)	by reason of the execution of any Security Document or the performance by it of its obligations under this Deed, that the Pledgee should be licensed, qualified or otherwise entitled to carry on business in the jurisdiction of incorporation of the Pledgor or the Company.

(b)	The Pledgee is not and will not be deemed to be resident, domiciled or carrying on business in the jurisdiction of incorporation of the Pledgor or the Company by reason only of the execution, performance and/or enforcement of this Deed.

3.11	Jurisdiction/governing law

(a)	Its:

(i)	irrevocable submission under this Deed to the jurisdiction of the courts of the Republic of Cyprus;

(ii)	agreement that this Deed is governed by Cyprus law; and

(iii)	agreement not to claim any immunity to which it or its assets may be entitled, are legal, valid and binding under the laws of its jurisdiction of incorporation; and

(b)	Any judgment obtained in Cyprus in connection with this Deed will be recognised and be enforceable by the courts of its jurisdiction of incorporation.

3.12	Times for making representations

(a)	The representations set out in this Deed (including in this Clause) are made on the date of this Deed.

(b)	Unless a representation is expressed to be given at a specific date, each representation under this Deed is deemed to be repeated by the Pledgor during the Security Period on the date of each drawdown, each drawdown request and the first day of each interest period as provided by the Facility Agreement.

(c)	When a representation is repeated, it is applied to the circumstances existing at the time of repetition.

4.	RESTRICTIONS ON DEALINGS

During the Security Period, the Pledgor must not:

(a)	create or allow to subsist any Security Interest (other than pursuant to this Deed or the Facility Agreement) on any Security Asset and must at all times warrant and defend the Pledgee’s security interest in the Security Assets against all other Security Interests and claimants;

(b)	sell, transfer, licence, lease, assign or otherwise encumber or dispose of any Security Asset; or

(c)	do, or permit to be done, any act or thing which would or might depreciate, jeopardise or otherwise prejudice the Security Asset or materially diminish the value of any Security Asset or the effectiveness of this Security.

5.	SHARES

5.1	Deposit

The Pledgor as security for its obligations under this Deed has concurrently with the execution of this Deed delivered or arranged or procured to be delivered to, and deposited with the Pledgee:

(a)	the Share Certificates;

(b)	undated instrument of transfer of the Shares in the form set out in Schedule 1 (Instrument of Transfer), duly executed by the Pledgor as transferor in the presence of one witness, with the details of the transferee to be left blank;

(c)	irrevocable proxy and power of attorney in the form set out in Schedule 2 (Irrevocable Proxy and Power of Attorney), duly executed by the Pledgor;

(d)	undated letters of resignation, in the form set out in Schedule 3 (Letter of Resignation), duly signed by the Directors and the Secretary of the Company;

(e)	a letter of authority and undertaking, in the form set out in Schedule 4 (Letter of Authority and Undertaking), duly signed by the Directors and the Secretary of the Company;

(f)	a written board resolution of the Company, in the form set out in Schedule 7 (Board Resolution), duly passed by the Directors of the Company;

(g)	an undated confirmation of the Secretary of the Company in the form set out in Schedule 8 (Secretary’s Confirmation); and

(h)	waivers of pre-emption rights in the form set out in Schedule 9 (Waiver of Pre-emption Rights) duly signed by all the shareholders of the Company other than the Pledgor.

5.2	Memorandum of Pledge

The Pledgee must execute and deliver to the Company a notice of the pledge evidenced by this Deed in the form set out in Schedule 5 (Notice of Pledge), attaching a certified copy of this Deed and the Pledgor must procure:

(a)	that a memorandum of pledge is made in the Register of Members of the Company against the Shares; and

(b)	that the Secretary of the Company delivers to the Pledgee a certificate in the form set out in Schedule 6 (Secretary’s Certificate) together with an updated copy of the Register of Members of the Company.

5.3	Changes to rights

During the Security Period, the Pledgor must not take or allow the taking of any action on its behalf (except as permitted under the Facility Agreement) which may result:

(a)	in the name of the Company being changed;

(b)	in the rights attaching to any Security Asset being altered;

(c)	further shares in the Company being issued, without the prior written consent of the Pledgee. In the event that such consent is given, the Pledgor must:

(i)	execute and deliver to the Pledgee such further or additional security documents in relation to such further shares; and

(ii)	deliver or procure the delivery to the Pledgee of such other documents (including, those documents referred to in Subclauses 5.1 and 5.2) in relation to those further shares,

in each case, as the Pledgee may reasonably require and in form and substance satisfactory to it; and

(d)	in new Directors, Secretary or other officers of the Company being appointed, without the prior written consent of the Pledgee. In the event that such consent is given, the Pledgor must promptly upon any new Director, Secretary or other officer of the Company being appointed deliver or procure the delivery to the Pledgee of the documents referred to under Subclauses 5.1(d) and (e) for each new Director. Secretary or other officer of the Company.

5.4	Calls

(a)	The Pledgor must pay when due all calls, taxes, charges or other payments due and payable in respect of any Security Asset.

(b)	If the Pledgor fails to do so, the Pledgee may pay the calls, taxes, charges or other payments on behalf of the Pledgor. The Pledgor must promptly on request reimburse the Pledgee for any payment made by the Pledgee under this Subclause.

5.5	Other obligations in respect of Security Assets

(a)	(i)The Pledgor must comply with all requests for information relating to any Security Asset which is within its knowledge and which it is required to comply with by any law or its constitutional documents. If the Pledgor fails to do so, the Pledgee may elect to provide any information which it may have on behalf of the Pledgor.

(ii)	The Pledgor must promptly supply a copy to the Pledgee of any information referred to in sub-paragraph (i) above.

(b)	The Pledgor must comply with all other conditions and obligations assumed by it in respect of any Security Assets.

(c)	The Pledgee is not obliged to:

(i)	perform any obligation of the Pledgor;

(ii)	make any payment;

(iii)	make any enquiry as to the nature or sufficiency of any payment received by it or the Pledgor; or

(iv)	present or file any claim or take any other action to collect or enforce the payment of any amount to which it may be entitled under this Deed,

in respect of any Security Asset.

5.6	Voting rights

(a)	Before this Security becomes enforceable, the Pledgor may continue to exercise and benefit from the voting rights, right to receive dividends and any other distributions in respect of the Security Assets in accordance with the terms provided by the Facility Agreement, powers and other rights in respect of and attaching to the Security Assets.

(b)	After this Security has become enforceable:

(i)	all rights of the Pledgor to exercise voting and other consensual rights with respect to the Security Assets and to receive dividends and other payments in respect of the Security Assets will cease, and all these rights will immediately become vested solely in the Pledgee or its nominees, and the Pledgor grants the Pledgee or its nominees the Pledgor’s irrevocable and unconditional proxy for this purpose;

(ii)	any dividends and other payments in respect of the Security Assets received by the Pledgor will be held in trust for the Pledgee, and the Pledgor will keep all such amounts separate and apart from all other funds and property so as to be capable of identification as the property of the Pledgee and will deliver these amounts at such time as the Pledgee may request to the Pledgee in the identical form received;

(iii)	the Pledgee may exercise (in the name of the Pledgor and without any further consent or authority on the part of the Pledgor) any voting rights and any powers or rights which may be exercised by the legal or beneficial owner of the Shares, any person who is the holder of any Shares or otherwise; and

(iv)	the Pledgee may receive, collect, recover, sue for and if necessary use the name of the Pledgor for the recovery of all dividends or other distributions on all or any of the Shares.

6.	PRESERVATION OF SECURITY

6.1	Continuing security

This Security is a continuing security and will extend to the ultimate balance of the Secured Liabilities, regardless of any intermediate payment or discharge in whole or in part.

6.2	Reinstatement

(a)	If any discharge (whether in respect of the obligations of the Pledgor or any security for those obligations or otherwise) or arrangement is made in whole or in part on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, winding-up. liquidation, administration or otherwise without limitation, the liability of the Pledgor under this Deed will continue or be reinstated as if the discharge or arrangement had not occurred.

(b)	The Pledgee may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

6.3	Waiver of defences

The obligations of the Pledgor under this Deed will not be affected by, and the Pledgor irrevocably waives any defence it might have by virtue of, any act, omission or event which, but for this provision, would reduce, release or prejudice any of its obligations under this Deed (whether or not known to it or to the Pledgee). This includes:

(a)	any time, forbearance, extension or waiver granted to, or composition or compromise with, any person;

(b)	any release of any person under the terms of any composition or arrangement;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any person;

(d)	any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(e)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any person;

(f)	any amendment (however fundamental), restatement or novation of a Security Document or any other document, guarantee or security;

(g)	any unenforceability, illegality, invalidity or non-provability of any obligation of any person under any Security Document or any other document, guarantee or security or the failure by any member of the Group to enter into or be bound by any Security Document;

(h)	the acceptance or taking of other guaranties or security for the Secured Liabilities, or the settlement, release or substitution of any guaranty or security or of any endorser or guarantor in respect of the Secured Liabilities; or

(i)	any insolvency or similar proceedings, including any BVI Insolvency Event.

6.4	Immediate recourse

(a)	The Pledgor waives any right it may have of first requiring the Pledgee (or any trustee or agent on its behalf) to proceed against or enforce any other right or security or claim payment from any person or file any proof or claim m any insolvency, administration, winding-up or liquidation proceedings relative to any Obligor or any other person before claiming from the Pledgor under this Deed.

(b)	This waiver applies irrespective of any law or any provision of a Security Document to the contrary.

6.5	Appropriations

At any time during the Security Period, the Pledgee (or any trustee or agent on its behalf) may without affecting the liability of the Pledgor under this Deed:

(a)	(i) refrain from applying or enforcing any other moneys, security, guarantees or rights held or received by the Pledgee (or any trustee or agent on its behalf) against those amounts; or

(ii)	apply and enforce them in such manner and order as it sees fit (whether against those amounts or otherwise); and

(b)	hold in an interest-bearing suspense account any moneys received from the Pledgor or on account of the Pledgor’s liability under this Deed or any other Security Document, without liability to pay interest on those monies.

6.6	Non-competition

Unless:

(a)	the Security Period has expired; or

(b)	the Pledgee otherwise directs,

the Pledgor will not, after a claim has been made or by virtue of any payment or performance by it under this Deed:

(i)	be subrogated to any rights, security or moneys held, received or receivable by the Pledgee (or any trustee or agent on its behalf);

(ii)	be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of the Pledgor’s liability under this Clause;

(iii)	claim, rank, prove or vote as a creditor of any Obligor or its estate in competition with the Pledgee (or any trustee or agent on its behalf); or

(iv)	receive, claim or have the benefit of any payment, distribution or security from or on account of any Obligor, or exercise any right of set-off as against any Obligor.

The Pledgor must hold in trust for and must promptly pay or transfer to the Pledgee (or as directed by the Pledgee) any payment or distribution or benefit of security received by it contrary to this Clause or in accordance with any directions given by the Pledgee under this Deed or any other Security Document.

6.7	Additional security

(a)	This Deed is in addition to and is not in any way prejudiced by any other security now or subsequently held by the Pledgee.

(b)	No prior security held by the Pledgee over any Security Asset will merge into this Security.

6.8	Security held by Pledgor

The Pledgor may not. without the prior consent of the Pledgee, hold any security from any other Obligor in respect of the Pledgor’s liability under this Deed. The Pledgor will hold any security held by it in breach of this provision on trust for the Pledgee.

7.	WHEN SECURITY BECOMES ENFORCEABLE

7.1	Event of Default

This Security will become immediately enforceable if an Event of Default occurs.

7.2	Enforcement

After this Security has become enforceable, the Pledgee may in its absolute discretion enforce all or any part of this Security at the times, in the manner and on the terms it sees fit, and take possession of and hold or dispose of any Security Asset.

8.	ENFORCEMENT OF SECURITY

8.1	General

(a)	The power of sale and any other power conferred by law will be immediately exercisable at any time after this Security has become enforceable and the Pledgee has given prior written notice to the Pledgor of its intention to exercise its power of sale or any other power conferred by law (the “Enforcement Notice”). The Pledgee may start enforcement not earlier than following eight Business Days upon receipt of the Enforcement Notice by the Pledgor.

(b)	The Pledgee may sell all or any part of the Shares (whether by public offer or private contract) to any person, including (but not limited to) to itself or any person affiliated, associated or otherwise connected to the Pledgee, subject to Clauses 8.1(i) - (k) below (whether comprising cash, debentures or other obligations, shares or other valuable consideration of any kind and whether payable or deliverable in a lump sum or by instalments) as the Pledgee may in its sole and absolute discretion determine.

(c)	If any of the Shares are sold by the Pledgee upon credit, for future delivery or for deferred consideration, the Pledgee may retain such Shares until the selling price is paid in full by the purchaser. The Pledgee shall not be liable for any failure by the purchaser to pay for any Shares and, in the event of such failure, the Pledgee may resell such Shares to another person.

(d)	Nothing in this Deed shall restrict the Pledgee from proceeding by suit at law or in equity to foreclose this Deed and sell all or any part of the Shares under a judgment or decree of a court of competent jurisdiction, provided the Pledgor has been given due notice of any such action.

(e)	Upon the Pledgee exercising all or any of its rights and powers under this Deed, the Pledgor must promptly procure that the Company registers as owners of the Shares the Pledgee and/or any nominees of the Pledgee or the purchasers of the Shares or otherwise any and all persons entitled to own the Shares as owners of the Shares pursuant to the exercise by the Pledgee of its said rights and powers under this Deed.

(f)	Without limitation to the foregoing provisions of this Clause, the Pledgee shall be entitled but not obliged, in its sole discretion, to use and put into effect all or any of the documents deposited with the Pledgee under Clauses 5.1 and 5.3(c) and (d) in the exercise of any of its rights and powers under this Clause and to register as owners of the Shares the Pledgee and/or any nominees of the Pledgee or the purchasers of the Shares or otherwise any and all persons entitled to own the Shares as owners of the Shares pursuant to the exercise by the Pledgee of its said rights and powers under this Deed.

(g)	The Pledgor hereby waives all rights of redemption, stay or appraisal which the Pledgor has or may have under any rule of law or equity now existing or hereafter adopted.

(h)	Any restriction on the power of sale conferred by law does not apply to this Security.

(i)	The Parties further agree that concurrently with the issuance of the Enforcement Notice, the Pledgee shall engage the Independent Appraiser in order to determine the market value of the Shares (the “Market Value”). The Pledgee shall provide the Pledgor with a copy of the appraisal report stating the Market Value of the Shares prepared by the Independent Appraiser.

(j)

Where the Pledgor has elected to sell the Shares at a public sale, the initial sale price of the Shares at a first public sale shall not be less 80% of the Market Value. If the first public sale is declared not to have been successfully completed due to one of the following reasons: (i) fewer than two potential buyers have participated in the public sale or (ii) none of the potential buyers offered a bid exceeding the initial sale price of the Shares, the Pledgee shall call a second public sale. The second public sale shall be conducted by successively lowering of the initial sale price. At the second public sale the Pledgee will be entitled to reduce the initial sale price of the Shares each time by 5%. If the reduction of the initial sale price equals or exceeds 30%, the sale price may be further reduced each time by 3%. The sale price (the price of realisation of the Shares) at the second public sale shall not be lower than 50% of the initial sale price.

(k)	Where the Pledgor has elected to sell the Shares to a third party by way of private sale, the Shares shall be sold to such third party at a price not less than the Market Value.

(l)	During the time period before the Shares are sold (that cannot be shorter than the time period provided by Clause 8.1(a) above) the Pledgor may discharge the Secured Liabilities that are overdue and stop enforcement of the Shares.

(m)	The Pledgee shall stop enforcement of the Shares if the Company or any Guarantor discharges the Secured Liabilities that are overdue during the time period before the Shares are sold (that cannot be shorter than the time period provided by Clause 8.1(a) above).

8.2	No liability

Neither the Pledgee nor any Receiver will be liable for any loss arising by reason of taking any action permitted by this Deed or for any neglect, default or omission in connection with the Security Asset (save for wilful misconduct and gross negligence) or for taking possession of or realising all or any part of the Security Asset.

8.3	Privileges

Each Receiver and the Pledgee is entitled to all the rights, powers, privileges and immunities conferred by law (including the Companies Law) on pledgees, mortgagees, charges, encumbrancers and duly appointed receivers under any law (including the Companies Law).

8.4	Protection of third parties

No person (including a purchaser) dealing with the Pledgee or a Receiver or its or his agents will be concerned to enquire:

(a)	whether the Secured Liabilities have become payable;

(b)	whether any power which the Pledgee is purporting to exercise has become exercisable or is being properly exercised;

(c)	whether any money remains due under the Security Documents; or

(d)	how any money paid to the Pledgee or to that Receiver is to be applied.

8.5	Redemption of prior Security Interests

(a)	At any time after this Security has become enforceable, the Pledgee may:

(i)	redeem any prior Security Interest against any Security Asset; and/or

(ii)	procure the transfer of that Security Interest to itself; and/or

(iii)	settle and pass the accounts of the prior pledgee, mortgagee, chargee or encumbrancer; any accounts so settled and passed will be, in the absence of manifest error, conclusive and binding on the Pledgor.

(b)	The Pledgor must pay to the Pledgee, promptly on demand, the costs and expenses incurred by the Pledgee in connection with any such redemption and/or transfer, including the payment of any principal or interest.

8.6	Contingencies

If this Security is enforced at a time when no amount is due under the Security Documents but at a time when amounts may or will become due, the Pledgee (or the Receiver) may pay the proceeds of any recoveries effected by it into a suspense account.

9.	RECEIVER

9.1	Appointment of Receiver

(a)	Except as provided below, the Pledgee may appoint any one or more persons to be a Receiver of all or any part of the Security Assets if:

(i)	this Security has become enforceable; or

(ii)	the Pledgor so requests the Pledgee in writing at any time.

(b)	Any appointment under paragraph (a) above may be by deed, under seal or in writing under its hand.

(c)	Except as provided below, any restriction imposed by law on the right to appoint a Receiver does not apply to this Deed.

9.2	Removal

The Pledgee may by writing under its hand (subject to any requirement for an order of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it thinks fit, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated.

9.3	Remuneration

The Pledgee may fix the remuneration of any Receiver appointed by it and any maximum rate imposed by any law will not apply.

9.4	Agent of the Pledgor

A Receiver will be deemed to be the agent of the Pledgor for all purposes and accordingly will be deemed to be in the same position as a Receiver. The Pledgor is solely responsible for the contracts, engagements, acts, omissions, defaults and losses of a Receiver and for liabilities incurred by a Receiver.

9.5	Relationship with Pledgee

To the fullest extent allowed by law, any right, power or discretion conferred by this Deed (either expressly or impliedly) or by law on a Receiver may after this Security becomes enforceable be exercised by the Pledgee in relation to any Security Asset without first appointing a Receiver or notwithstanding the appointment of a Receiver.

10.	POWERS OF RECEIVER

10.1	General

(a)	A Receiver has all the rights, powers and discretions set out below in this Clause in addition to those conferred on it by any law.

(b)	If there is more than one Receiver holding office at the same time, each Receiver may (unless the document appointing him states otherwise) exercise all the powers conferred on a Receiver under this Deed individually and to the exclusion of any other Receiver.

10.2	Possession

A Receiver may take immediate possession of, get in and collect any Security Asset.

10.3	Carry on business

A Receiver may carry on any business of the Pledgor in relation to the Secured Assets in any manner it thinks fit.

10.4	Employees

(a)	A Receiver may appoint and discharge managers, officers, agents, accountants, servants, workmen and others for the purposes of this Deed upon such terms as to remuneration or otherwise as he thinks fit.

(b)	A Receiver may discharge any person appointed by the Pledgor.

10.5	Borrow money

A Receiver may raise and borrow money either unsecured or on the security of any Security Asset either in priority to this Security or otherwise and generally on any terms and for whatever purpose which he thinks fit.

10.6	Sale of assets

(a)	A Receiver may sell, exchange, convert into money and realise any Security Asset by public auction or private contract and generally in any manner and on any terms which he thinks fit.

(b)	The consideration for any such transaction may consist of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over any period which it thinks fit.

(c)	Fixtures may be severed and sold separately from the property containing them without the consent of the Pledgor.

10.7	Leases

A Receiver may let any Security Asset for any term and at any rent (with or without a premium) which it thinks fit and may accept a surrender of any lease or tenancy of any Security Asset on any terms which he thinks fit (including the payment of money to a lessee or tenant on a surrender).

10.8	Compromise

A Receiver may settle, adjust, refer to arbitration, compromise and arrange any claim, account, dispute, question or demand with or by any person who is or claims to be a creditor of the Pledgor or relating in any way to any Security Asset.

10.9	Legal actions

A Receiver may bring, prosecute, enforce, defend and abandon any action, suit or proceedings in relation to any Security Asset which it thinks fit.

10.10	Receipts

A Receiver may give a valid receipt for any moneys and execute any assurance or thing which may be proper or desirable for realising any Security Asset.

10.11	Delegation

A Receiver may delegate his powers in accordance with this Deed.

10.12	Lending

A Receiver may lend money or advance credit to any customer of the Pledgor.

10.13	Protection of assets A Receiver may:

(a)	effect any repair or insurance and do any other act which the Pledgor might do in the ordinary conduct of its business to protect or improve any Security Asset;

(b)	commence and/or complete any building operation; and

(c)	apply for and maintain any planning permission, building regulation approval or any other authorisation,

in each case as he thinks fit.

10.14	Other powers

A Receiver may:

(a)	do all other acts and things which he may consider desirable or necessary for realising any Security Asset or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Deed or by law;

(b)	exercise in relation to any Security Asset all the powers, authorities and things which he would be capable of exercising if he were the absolute beneficial owner of that Security Asset; and

(c)	use the name of the Pledgor for any of the above purposes.

11.	APPLICATION OF PROCEEDS

Unless otherwise determined by the Pledgee or a Receiver, any moneys received by the Pledgee or that Receiver after this Security has become enforceable must be applied in accordance with the Facility Agreement:

(a)	in or towards payment of or provision for all costs and expenses incurred by the Pledgee or any Receiver under or in connection with this Deed and of all remuneration due to any Receiver under or in connection with this Deed;

(b)	in or towards payment of or provision for the Secured Liabilities; and

(c)	in payment of the surplus (if any) to the Pledgor or other person entitled to it.

This Clause is subject to the payment of any claims having priority over this Security. Subject to Clause 17.3, this Clause does not prejudice the right of the Pledgee to recover any shortfall from the Pledgor.

12.	EXPENSES AND INDEMNITY

The Pledgor must procure that the Borrower or any other member of the Group:

(a)	promptly on demand pays all costs and expenses (including stamp duty and legal fees) incurred in connection with this Deed (provided that the costs for its preparation and negotiations are subject to the prior agreed cap) or any amendment of or waiver or consent under this Deed by the Pledgee, attorney-in-fact, Receiver, manager, agent or other person appointed by the Pledgee under this Deed; and

(b)	keep each of them indemnified against any failure or delay in paying those costs or expenses and any loss or liability incurred by it in connection with any litigation, arbitration or administrative proceedings concerning this Security; this includes any loss or liability arising from any actual or alleged breach by any person of any law or regulation.

13.	DELEGATION

13.1	Power of Attorney

The Pledgee or any Receiver may delegate by power of attorney or in any other manner to any person any right, power or discretion exercisable by it under this Deed.

13.2	Terms

Any such delegation may be made upon any terms (including power to sub-delegate) which the Pledgee or any Receiver may think fit.

13.3	Liability

Neither the Pledgee nor any Receiver will be in any way liable or responsible to the Pledgor for any loss or liability arising from any act, default, omission or misconduct on the part of any delegate or sub-delegate.

14.	FURTHER ASSURANCES

The Pledgor must, at its own expense, take whatever action the Pledgee or a Receiver may require for:

(a)	creating, attaching, perfecting or protecting and maintaining the priority of any security intended to be created by this Deed;

(b)	facilitating the realisation of any Security Asset, or the exercise of any right, power or discretion exercisable, by the Pledgee or any Receiver or any of their respective delegates or sub-delegates in respect of any Security Asset;

(c)	obtaining possession and control of any Security Asset; or

(d)	facilitating the assignment or transfer of any rights and/or obligations of the Pledgee under this Deed.

This includes:

(i)	the execution of any mortgage, charge, transfer, conveyance, assignment or assurance of any property, whether to the Pledgee or to its nominee; or

(ii)	the giving of any notice, order or direction and the making of any registration,

which, in any such case, the Pledgee may think necessary, desirable, or expedient.

15.	POWER OF ATTORNEY

15.1	The Pledgor, by way of security and for good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), irrevocably and severally coupled with an interest in this Deed appoints the Pledgee, each Receiver and each of their respective delegates and sub-delegates to be its attorney-in-fact to take any action which the Pledgor is obliged to take under this Deed. The Pledgor ratifies and confirms whatever any attorney-in- fact does or purports to do under its appointment under this Clause.

15.2	The power of attorney granted or otherwise made pursuant to this Deed is given by the Pledgor by way of further security for the Secured Liabilities and in order to more fully secure the performance of its obligations under this Deed and in consideration of the mutual covenants in this Deed and for other good and valuable consideration received by the Pledgor from the Pledgee (the receipt, sufficiency and adequacy of which consideration is hereby acknowledged and confirmed).

16.	REGISTRATION OF SECURITY

Forthwith following execution of this Deed of Pledge, Pledgor shall:

(a)	until the full and final unconditional discharge and release of the security granted or otherwise constituted pursuant to this Deed of Pledge (the “Discharge Date”), keep and maintain a register of charges (the “Register of Charges”), at the Pledgor ‘s registered office in the BVI, in accordance with Section 162(1) of the BVI Companies Act;

(b)	until the Discharge Date, enter into the Register of Charges (and maintain therein) appropriate particulars of the security granted or otherwise constituted by this Deed of Pledge and any other security granted or otherwise constituted by Pledgor in favour of the Pledgee (collectively the “BVI Security”) (which particulars shall include all particulars required to be kept in such Register of Charges pursuant to the provisions of Section 162(1) of the BVI Companies Act), such particulars to be in a form and substance being satisfactory to the Pledgee;

(c)	provide a copy of the Register of Charges (containing all such particulars as referred to foregoing) to the Pledgee (such copy of the Register of Charges being certified, by a Director of Pledgor, as a “true, accurate and complete copy of the original”); and

(d)

register, or cause to be registered, in accordance with Section 163 of the BVI Companies Act, appropriate particulars of the BVI Security with the BVI Registrar (such particulars to be in a form and substance being satisfactory to the Pledgee), and the Pledgor shall cause such registration to be maintained until the Discharge Date, and the Pledgor shall forthwith, following such registration in accordance with Section 163 of the BVI Companies Act as referred to foregoing, provide a copy of the certificate of registration (as issued by the BVI Registrar pursuant to Section 163(4)(b) of the BVI Companies Act) for the BVI Security to the Pledgee (such copy of the certificate of registration being certified, by a Director of the Pledgor, as a “true, accurate and complete copy of the original”).

17.	MISCELLANEOUS

17.1	Covenant to pay

Subject to Clause 17.3 below, the Pledgor covenants with the Pledgee that whenever the Borrower does not pay the Secured Liabilities or any amount thereof when the same falls due for payment, performance or discharge in accordance with the terms of the Facility Agreement, it shall on demand by the Pledgee pay, perform and discharge the Secured Liabilities.

17.2	financial collateral

(a)	To the extent that the assets mortgaged or charged under this Deed constitute “financial collateral” and this Deed and the obligations of the Pledgor under this Deed constitute a “security financial collateral arrangement” (in each case for the purpose of and as defined in the Financial Collateral Law 2004 (Law 43(1)/ 2004) the Pledgee shall have the right after this Security has become enforceable to appropriate all or any part of that financial collateral in or towards the satisfaction of the Secured Liabilities.

(b)	For the purpose of paragraph (a) above, the value of the financial collateral appropriated shall be the Market Value.

17.3	Limited recourse

Notwithstanding any other provision of this Deed and any other Security Document, it is expressly agreed and understood that:

(a)	the sole recourse of the Pledgee to the Pledgor under this Deed is to the Pledgor’s interest in the Security Assets; and

(b)	the liability of the Pledgor to the Pledgee pursuant to or otherwise in connection with this Deed shall be:

(i)	limited in aggregate to an amount equal to that recovered as a result of enforcement of this Deed with respect to the Shares; and

(ii)	satisfied only from the proceeds of sale or other disposal or realisation of the Shares pursuant to this Deed.

If on enforcement over the Security Assets, the net proceeds are insufficient to discharge the liabilities and obligations that the Pledgor has towards the Pledgee under this Deed, then the Pledgor shall be under no further obligations under this Deed.

18.	RELEASE

At the end of the Security Period , the Pledgee shall promptly, at the request and cost of the Pledgor:

(a)	deliver or caused to be delivered to the Pledgor or such other person, as the Pledgor may direct, the documents referred in Clause 5.1 hereof and any other documents delivered to the Pledgee pursuant to this Deed;

(b)	give notice of discharge of the pledge to the Company for the purpose of cancelling the memorandum of pledge made in its register of members pursuant to section 138(2) of the Contract Law, Cap. 149 (as amended); and

(c)	execute whatever documents and take whatever action is reasonably required to release the Security Assets from this Security and terminate any powers of attorney or other like appointments.

19.	CHANGES TO THE PARTIES

19.1	The Pledgor

The Pledgor may not assign or transfer any of its rights or obligations under this Deed.

19.2	The Pledgee

The Pledgee may assign or otherwise dispose of all or any of its rights under this Deed to any person to whom it assigns or transfers its rights and obligations under the Facility Agreement, in accordance with the terms of the Security Documents to which it is a party and may disclose any information in its possession relating to the Pledgor to any actual or prospective assignee, transferee or participant.

19.3	Successors and Assigns

This Deed shall be binding upon and shall inure to the benefit of and be enforceable by and against the Parties and their respective heirs, executors, legal representatives, successors, assigns and permitted transferees.

20.	EVIDENCE AND CALCULATIONS

20.1	Accounts

Accounts maintained by the Pledgee in connection with this Deed are, in the absence of a manifest error, prima facie evidence of the matters to which they relate for the purpose of any litigation or arbitration proceedings.

20.2	Certificates and determinations

Any certification or determination by the Pledgee of a rate or amount under the Security Documents will be, in the absence of manifest error, conclusive evidence of the matters to which it relates.

21.	NOTICES

21.1	In writing

(a)	Any communication in connection with this Deed must be in writing and, unless otherwise stated, may be given in person, by international courier service, by fax or e- mail.

(b)	Unless it is agreed to the contrary, any consent or agreement required under this Deed must be given in writing.

21.2	Contact details

(a)	The contact details of the Pledgor for all notices in connection with this Deed are:

Address: Trident Chambers. P.O., Box 146, Road Town, Tortola, Virgin Islands (British)

Email: info@fidnserve.com

Tax:+357 22 679096

Attention: Stelios Haralambous

(b)	The contact details of the Pledgee for all notices in connection with this Deed are:

Address: Ul. Bolshaya Tvlorskaya, 29, St. Petersburg 190000, Russia

Email: loanadmin@msk.vtb.ru, TM21@msk.vtb.ru

Fax: +7 (495) 775-54-54

Attention: Loan administration

(c)	Any Party may change its contact details by giving five Business Days’ notice to the other Party.

21.3	Effectiveness

(a)	Any communication in connection with this Deed will be deemed to be given as follows:

(i)	if sent by fax or by other means allowing to determine that the message is sent by the Party to this Deed — upon receipt in eligible form;

(ii)	if delivered in person or sent by an international courier service, at the time of delivery.

(b)	A communication given under paragraph (a) above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

22.	LANGUAGE

Any notice given in connection with this Deed must be in English.

23.	SEVERABILITY

If a term of this Deed is or becomes illegal, invalid or unenforceable in any respect under any jurisdiction, that will not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other term of this Deed; or

(b)	legality, validity or enforceability in any other jurisdiction of that or any other term of this Deed.

24.	WAIVERS AND REMEDIES CUMULATIVE

The rights of the Pledgee under this Deed:

(a)	may be exercised as often as necessary;

(b)	are cumulative and not exclusive of its rights under the generallaw; and

(c)	may be waived only in writing and specifically.

Delay in exercising or non-exercise of any right is not a waiver of that right.

25.	COUNTERPARTS

This Deed may be executed In any number of counterparts. Tins has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

26.	GOVERNING LAW

This Deed is governed by Cyprus law.

27.	ENFORCEMENT

27.1	Jurisdiction

(a)	The courts of the Republic of Cyprus have exclusive jurisdiction to settle any dispute in connection with this Deed.

(b)	The courts of the Republic of Cyprus are the most appropriate and convenient courts to settle any such dispute in connection with this Deed. The Pledgor agrees not to argue to the contrary and waives objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Deed.

(c)	References in this Clause to a dispute in connection with this Deed includes any dispute as to the existence, validity or termination of this Deed.

27.2	Waiver of immunity

The Pledgor irrevocably and unconditionally:

(a)	agrees not to claim any immunity from proceedings brought by the Pledgee against it in relation to this Deed and to ensure that no such claim is made on its behalf;

(b)	consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

(c)	waives all rights of immunity in respect of it or its assets.

IN WITNESS WHEREOF this Deed has been executed and delivered on the date stated at the beginning of this Deed.

SCHEDULE 1

INSTRUMENT OF TRANSFER

Name of the Company	ZEMENIK TRADING LIMITED (registered number: HE 332806) (the “Company)

Name and address of Transferor	[NAME OF PLEDGOR] of [ADDRESS] (the “Transferor”)

Name and address of Transferee	(the “Transferee)

Number, Class and Denomination of Shares	[ 🌑 ] [ordinary] shares of [ 🌑 ] each (the Shares)

Distinctive numbers of Shares	[ 🌑 ] to [ 🌑 ] inclusive

We, the Transferor, in consideration of the sum of €1 (one Euro) and other good and valuable consideration paid to us by the Transferee (the sufficiency of which we hereby acknowledge), do hereby transfer to the Transferee the Shares in the Company, so that the Transferee, its executors, administrators, successor and assigns, can hold the same subject to the terms and conditions on which we held the Shares at the time of execution of this Instrument.

In witness whereof we have caused this Instrument to be executed on [DATE]

SIGNED as a DEED	)
by [NAME OF THE PLEDGOR]	)
[acting by its authorised attorney/director/signatory]	)
[NAME]]	)
in the presence of:	)

Witness’s Signature:

Name:

AND we, the Transferee, do hereby agree to accept and take the Shares subject to the terms and conditions aforesaid and have caused this Instrument to be executed on [DATE]

SIGNED as a DEED	)
by	)
acting by its authorised	)
)
in the presence of:	)

Witness’s Signature:

Name:

SCHEDULE 2

IRREVOCABLE PROXY AND POWER OF ATTORNEY

This Power of Attorney is made by way of Deed on [DATE] by [PLEDGOR], [DETAILS] (the Pledgor).

1.	APPOINTMENT AND POWERS

We the Pledgor hereby make, constitute and appoint JSC VTB BANK (the “Pledgee”), acting by any of its directors or officers from time to time, to be our true and lawful proxy and attorney (the “Attorney) with full power and authority, and in our name and place or in the name of the Attorney, and on our behalf:

(a)	to exercise all rights in relation to [NUMBER] Ordinary shares of €1.00 each (the Shares) in ZEMENIK TRADING LIMITED (the “Company”) registered in the name of the Pledgor, which shares have been pledged to the Pledgee pursuant to a deed of pledge dated [DATE] between the Pledgor and the Pledgee (the “Deed of Pledge”), as the Attorney in its absolute discretion sees fit, including (but not limited to):

(i)	receiving notice of, attending and voting at any annual or extraordinary general meeting of the shareholders of the Company, including meetings of the members of any particular class of shareholder, and all or any adjournment of such meetings, or signing any resolution as registered holder of the Shares;

(ii)	completing and returning proxy cards, consents to short notice and any other documents required to be signed by the registered holder of the Shares;

(iii)	dealing with and giving directions as to any moneys, securities, benefits, documents, notices or other communications (in whatever form) arising by right of the Shares or received in connection with the Shares from the Company or any other person; and

(iv)	otherwise executing, delivering and doing all deeds, instruments and acts in the Pledgor’s name insofar as may be done in the Pledgor’s capacity as registered holder of the Shares; and

(b)	to execute, deliver and perfect all documents and do all things which an Attorney may consider to be required or desirable for:

(i)	carrying out any obligation imposed on the Pledgor by the Deed of Pledge (including the execution and delivery of any pledges, mortgages, charges, assignments or other security and any transfer of the Shares); and

(ii)	enabling the Pledgee to exercise, or delegate the exercise of, any of the rights, powers and authorities conferred on them by or pursuant to the Deed of Pledge or by law (including, the exercise of any right of a legal or beneficial owner of the Shares).

2.	DELEGATION

The Attorney may delegate one or more of the powers conferred on the Attorney by this power of attorney to a nominee or nominees appointed for that purpose by the board of directors of the relevant Attorney, by resolution or otherwise.

3.	SUBSTITUTE ATTORNEY

The Attorney may appoint one or more persons to act as substitute attorney(s) for the Pledgor and to exercise one or more of the powers conferred on the Attorney by this power of attorney other than the power to appoint a substitute attorney and revoke any such appointment.

4.	POWER BY WAY OF SECURITY

This power of attorney is given by way of security pursuant to the Deed of Pledge and shall be irrevocable until all the debts, obligations and liabilities secured by the Deed of Pledge have been unconditionally and irrevocably paid and discharged in full.

5.	UNDERTAKINGS

The Pledgor:

(a)	indemnifies the Attorney and its officers against any loss or liability suffered by the Attorney or its officers in acting as the Pledgor’s attorney or under this power of attorney; and

(b)	agrees to ratify and confirm all things lawfully done and all documents executed by the Attorney or its officers in the proper exercise or purported exercise of all or any of its powers under this power of attorney.

6.	JURISDICTION

This power of attorney (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this power of attorney, its formation or any act performed or claimed to be performed under it) shall be governed by and construed in accordance with Cyprus law.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

SIGNED as a DEED	)
by [NAME OF THE PLEDGOR]	)
[acting by its authorised attorney/signatory/director]	)
[NAME]	)
in the presence of:	)

Witness’s Signature:

Name:

SCHEDULE 3

LETTER OF RESIGNATION

To:	ZEMENIK TRADING LIMITED (the “Company”)

Date:

Dear Sirs,

[We]/[I], [NAME] hereby resign from [our]/[my] position as a [Director] [Secretary] of the Company with effect from the date of this letter.

[We]/[I] hereby confirm that [we]/[I] have no claim whatsoever against the Company, other than any fees owed to [us/][me] or remaining outstanding in respect of serving the Company in [our]/[my] capacity as Director/Secretary up to and including the date of [our]/[my] resignation.

This letter is governed by Cyprus law.

Yours faithfully,

[NAME OF DIRECTOR/SECRETARY] [Director/Secretary]

SCHEDULE 4

LETTER OF AUTHORITY AND UNDERTAKING

To:	JSC VTB BANK (the “Pledgee”)

Date: [DATE]

Dear Sirs,

ZEMENIK TRADING (the “Company”)

We, the undersigned, holding the offices in the Company set out under our names refer to the facility agreement dated [DATE] (as amended, supplemented or novated from time to time, the “Facility Agreement”) and a deed of pledge dated [DATE] in respect of [ 🌑 ] shares in the Company (the “Deed of Pledge”) executed by [ 🌑 ] (the “Pledgor”) in favour of the Pledgee as security for the Secured Liabilities (as defined in the Deed of Pledge).

For good and valuable consideration provided by the Pledgee (the receipt and sufficiency of which is hereby acknowledged):

1.	We hereby irrevocably authorise and undertake with the Pledgee that until the date on which all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full, we will not act alone or with any other person, enter into or accept or authorise any act or omission in contravention of the terms of the Facility Agreement or the Deed of Pledge; and

2.	We hereby irrevocably authorise the Pledgee at any time on or after an Event of Default occurs under and as defined in the Facility Agreement, to date, use and otherwise put into full effect the undated letter of resignation delivered by me to the Pledgee pursuant to the Deed of Pledge.

Terms defined in the Deed of Pledge have the same meaning in this letter.

This letter is governed by Cyprus law.

Yours faithfully,

KATERINA IOSIF Director	PANAYIOTA STYLIANOU Director

ALEXANDER ARBUZOV Director	TOP SECRETARIAL LIMITED Secretary

SCHEDULE 5

NOTICE OF PLEDGE

To:	ZEMENIK TRADING LIMITED (the “Company”)

Date: [DATE]

Dear Sirs,

Deed of Pledge dated [DATE] between

[•] and JSC VTB BANK (the “Deed of Pledge)

This letter constitutes notice to you that under the Deed of Pledge, [ 🌑 ] (the “Pledgor”) have, inter alia, pledged in our favour the share certificates representing [ 🌑 ] ordinary shares of €1.00 each in the share capital of the Company (the “Shares”).

We attach to this notice a certified copy of the Deed of Pledge duly signed by the Pledgor and us, in the presence of two competent witnesses who subscribed with their names as witnesses.

In accordance with Section 138(2)(b) of the Contract Law, Cap. 149, you are instructed to:

(c)	enter a Memorandum of this pledge in the Register of Members and against the Shares in respect of which this notice is given; and

(d)	issue to us a certificate acknowledging receipt of this notice and confirming that the aforesaid Memorandum has been made in the Register of Members.

You are instructed to disclose to us any information relation to the Shares requested by us from time to time and to comply with the terms of any written notice or instruction relating to the Shares which you may receive from us.

This letter is governed by Cyprus law.

Yours faithfully,

JSC VTB BANK

SCHEDULE 6

SECRETARY’S CERTIFICATE

To:	JSC VTB BANK

Date: [DATE]

Deed of Pledge dated [DATE] between

[ 🌑 ] and JSC VTB BANK (the “Deed of Pledge”)

We acknowledge receipt of the notice dated [DATE] notifying us that the [PLEDGOR] have, inter alia, under the Deed of Pledge pledged the share certificates representing [ 🌑 ] ordinary shares of €1.00 each (the “Shares”) in ZEMENIK TRADING LIMITED (the “Company“), together with the certified copy of the Deed of Pledge.

We hereby agree to comply with the notice and confirm, certify and acknowledge that we:

1.	have not received notice of the interest of any third party in the Shares and are not aware of any transfer of the Shares to a third party;

2.	have not received notice of and are not aware of the Shares, the share certificates representing the Shares, or any rights attaching to the Shares being subject to any pledge or other security interest; and

3.	Memoranda, substantially in the form set out in the Schedule below, have been made and registered in the Register of Members of the Company in accordance with the terms and conditions of the Deed of Pledge.

This certificate is governed by Cyprus law.

SCHEDULE

[NUMBER][CLASS] shares of [CURRENCY][NOMINAL VALUE] (with distinctive numbers [ 🌑 ]

to [ 🌑 ]) inclusive) registered in the name of [PLEDGOR] have been pledged in favour of [PLEDGEE] under a Deed of Pledge dated [DATE] between [PLEDGOR] and [PLEDGEE]

Yours faithfully.

TOP SECRETARIAL LIMITED
Secretary of
ZEMENIK TRADING LIMITED

SCHEDULE 7

BOARD RESOLUTION

ZEMENIK TRADING LIMITED

(the “Company)

Written Resolution of the Board of Directors of tile Company passed in accordance he Company’s Articles of Association

1.	BACKGROUND

[ 🌑 ] (the “Pledgor) has entered or propose to enter into a deed of pledge (the “Deed of Pledge”) dated on or about the date of this resolution between the Pledgor and JSC VTB BANK (the “Pledgee”), pursuant to which the Pledgor shall, inter alia, pledge in favour of the Pledgee the share certificates issued in its name and representing [ 🌑 ] ordinary shares in the Company (the Shares).

2.	RESOLUTIONS

IT IS HEREBY RESOLVED as follows:

(a)	THAT that the terms of, and the transactions contemplated, by the Deed of Pledge and any related documents be and are hereby approved;

(b)	THAT any transfer of Shares made by the Pledgee on enforcement of the Deed of Pledge be and is hereby approved.

(c)	THAT the Secretary be and is hereby authorised and instructed:

(i)	upon receipt of a notice in respect of the Deed of Pledge, to enter a memorandum of pledge in the Company’s register of members against the Shares and to issue a certificate to the Pledgee confirming the same in accordance with the terms of the Deed of Pledge; and

(ii)	upon receipt of an instrument of transfer of any Shares, to enter the name of the relevant transferee in the register of members of the Company and file the relevant company forms with the Registrar of Companies.

KATERINA IOSIF Director	PANAYIOTA STYLIANOU Director

ALEXANDER ARBUZOV

SCHEDULE 8

SECRETARY’S CONFIRMATION

ZEMENIK TRADING LIMITED HE 332806 (the “Company”)

Registrar of Companies & Official Receiver Department of Registrar of Companies and Official Receiver

Date:

Secretary’s Confirmation

We the undersigned, being the Secretary of the Company hereby certify that the changes set out in the attached filing forms are true, accurate and in accordance with the corporate registers of the Company.

[Secretary]

[INTENTIONALLY LEFT BLANK FOR THE NEW SECRETARY TO SIGN]	[INTENTIONALLY LEFT BLANK FOR THE NEW SECRETARY TO SIGN]

SCHEDULE 9

WAIVER OF PRE-EMPTION RIGHTS

To:	ZEMENIK TRADING LIMITED (the “Company”)

Copy: JSC VTB BANK (the “Pledgee”)

Date: [DATE]

Dear Sirs,

Waiver of pre-emption rights

We refer to the deed of pledge (the “Deed of Pledge”) dated [DATE] between [PLEDGOR] (the “Pledgor”) and the Pledgee, pursuant to which the Pledgor, inter alia, pledged in favour of the Pledgee the share certificates issued in its name and representing [NUMBER OF SHARES] of [CURRENCY] [NOMINAL VALUE] in the capital of the Company (the “Shares”).

We being shareholder of the Company and being entitled to certain pre-emption rights under the Articles of Association of the Company in respect of any transfer of Shares made on enforcement of the Deed of Pledge or otherwise, hereby irrevocably and unconditionally waive all such pre-emption rights (however arising) as we may have in respect of any such transfer.

If any at any time we propose to transfer any of our shares in the Company to a third party, which is not a shareholder on the date of this letter, we shall procure that that third party shall provide to the Pledgee a waiver of pre-emption rights in the form of this letter before any such transfer shall be effected.

SIGNED as a DEED	)
by [NAME OF SHAREHOLDER]	)
acting by its authorised attorney/signatory/director	)
[NAME OF SIGNATORY]	)
in the presence of:	)

Witness’s Signature:

Name:

SIGNATORIES

Pledgor

SIGNED as a DEED

by HIGHWORLD INVESTMENTS LIMITED
acting by its authorised

in the presence of:

1.	Witness’s Signature:

Name:

2.	Witness’s Signature:

Name:

Pledgee

SIGNED as a DEED		)
by JSC VTB BANK		)
acting by its authorised attorney		)
Vitaly Buzoverja		)
in the presence of:		)

1.	Witness’s Signature:

Name:

2.	Witness’s Signature:

Name:

DATED 5 OCTOBER 2017

DEED OF CONFIRMATION

between

(1) HIGHWORLD INVESTMENTS LIMITED

and

(2) VTB BANK (PJSC)

relating to the Deed of Pledge over shares in ZEMENIK TRADING LIMITED dated 19 May 2016

ALEXANDRO§ ECONOMOU LLC

THIS DEED is dated 5 October 2017 between:

(1)	HIGHWORLD INVESTMENTS LIMITED, a company incorporated under the laws of British Virgin Islands, whose registered office is at Trident Chambers, Road Town, P.O. Box 146, Tortola, VG 1110, British Virgin Islands (hereinafter the “Pledgor”);

(2)	VTB BANK (PJSC), a bank organised under the laws of the Russian Federation under primary state registration number 1027739609391, whose registered office is at Ul. Bolshaya Morskaya 29, St. Petersburg 190000, the Russian Federation (hereinafter the “Pledgee”).

BACKGROUND:

(A)	Pursuant to a facility agreement dated 16 May 2016 as amended by the amendment agreement No. 1 dated 14 December 2016, the amendment agreement No. 2 dated 28 June 2017 and as amended and restated by the amendment agreement No. 3 dated on or about the date hereof (the “Facility Agreement”) between LLC ZEMENIK, a company incorporated in Russia with registration number 1167746153860, whose registered office is at Akademika Iljushina Street 4, Block 1, Office 54, Moscow, Russia as borrower and the Pledgee as arranger, facility agent and original lender, the parties thereto agreed, inter alia, that the Pledgor enters into the Deed of Pledge (as defined below) in favour of the Pledgee.

(B)	The Pledgor and the Pledgee have agreed to enter into this Deed for the purpose of confirming the security granted under the Deed of Pledge.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Deed:

“Company” means ZEMENIK TRADING LIMITED, a company incorporated in Cyprus with registration number HE 332806, whose registered office is at 42 Dositheou, Strovolos 2028 Nicosia, Cyprus.

“Deed of Pledge” means the deed of pledge dated 19 May 2016, between the Pledgor and the Pledgee, pursuant to which the Pledgor pledged, inter alia, 60,000 (sixty thousand) issued ordinary shares of €1,00 each in the Company.

1.2	Construction

(a)	Capitalised terms defined in the Deed of Pledge have, unless expressly defined in this Deed, the same meaning in this Deed.

(b)	The provisions of clause 1.2 of the Deed of Pledge apply to this Deed as if they were set out in full in this Deed.

2.	CONFIRMATION

(a)	The Pledgor acknowledges and consents to the amendment agreement no. 3 to the Facility Agreement.

(b)	The Pledgor confirms, consents and agrees that the Deed of Pledge remains valid and binding on the Pledgor and that the security granted pursuant to the Deed of Pledge remains valid and is continuing security for the Secured Liabilities.

3.	FURTHER ASSURANCES

3.1	The Pledgor will, at the request of the Pledgee, take whatever action is necessary or reasonably desirable to give effect to clause 2 of this Deed.

3.2	The Pledgor shall:

(a)	within 5 business days following execution of this Deed, provide the Pledgee with a copy of the Pledgor’s register of charges updated to include proper and complete particulars of the amendments effected to the Deed of Pledge pursuant to this Deed (pursuant to Section 162(2A) of the BVI Business Companies Act, 2004 (as amended) of the British Virgin Islands (the “BVI Companies Act”);

(b)	within 5 business days following execution of this Deed, file with the Registry of Corporate Affairs in the British Virgin Islands (pursuant to Section 164 of the BVI Companies Act) a notice of variation of charge to register the amendments effected to the Deed of Pledge pursuant to this Deed in the register of registered charges (the “Register of Registered Charges”) held by the Registrar of Corporate Affairs in the British Virgin Islands (the “Registrar”) for the Pledgor; and

(c)	within 30 business days following execution of this Deed, provide the Pledgee with a certificate of variation of charge (as issued by the Registrar pursuant to Section 164(3)(b) of the BVI Companies Act) as a confirmation of the entry of the particulars referred to in clause 3.2(b) above in the Register of Registered Charges.

3.3	The Pledgor shall not, without the prior written consent of the Pledgee, continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands whether pursuant to Section 184 of the BVI Companies Act or otherwise.

4.	COUNTERPARTS

This Deed may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

5.	GOVERNING LAW

This Deed is governed by Cyprus law.

6.	ENFORCEMENT

6.1	Jurisdiction

(a)	The courts of the Republic of Cyprus have exclusive jurisdiction to settle any dispute in connection with this Deed.

(b)	The courts of the Republic of Cyprus are the most appropriate and convenient courts to settle any such dispute in connection with this Deed. The Pledgor agrees not to argue to the contrary and waive objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Deed.

(c)	References in this Clause to a dispute in connection with this Deed includes any dispute as to the existence, validity or termination of this Deed.

6.2	Waiver of immunity

The Pledgor irrevocably and unconditionally:

(a)	agrees not to claim any immunity from proceedings brought by the Pledgee against them in relation to this Deed and to ensure that no such claim is made on their behalf;

(b)	consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

(c)	waives all rights of immunity in respect of them or their assets.

IN WITNESS WHEREOF this Deed has been executed and delivered on the date stated at the beginning of this Deed.

SIGNATORIES

Pledgor	)
)
SIGNED as a DEED	)
By HIGHWORLD INVESTMENTS LIMITED	)
acting by its director	)
Panayiceta Stylianaf on behalf of Interfid Nominees Ltd	)
In the presence of:	(

1.	Witness’s Signature:

Name:

2.	Witness’s Signature:

Name:

Pledgee	)
)
SIGNED as a DEED	)
By VTB BANK (PJSC))
acting by its authorised director	)
Vitaly Buzoverya	)
In the presence of:	(

1.	Witness’s Signature:

Name:

2.	Witness’s Signature:

Name:

SIGNATORIES

Pledgor	)
)
SIGNED as a DEED	)
By HIGHWORLD INVESTMENTS LIMITED	)
acting by its director	)
)
In the presence of:	(

1.	Witness’s Signature:

Name:

2.	Witness’s Signature:

Name:

Pledgor	)
)
SIGNED as a DEED	)
By VTB BANK (PJSC))
acting by its authorised director	)
Vitaly Buzoverya	)
In the presence of:	(

1.	Witness’s Signature:

Name:

2.	Witness’s Signature:

Name: